UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22321

MAINSTAY FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2020

Item 1.	Reports to Stockholders.

MainStay Balanced Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Financial markets experienced high levels of volatility in response to the spreading of a novel coronavirus, which causes the disease known as COVID-19, and a sharpening decline in global economic activity during the six months ended April 30, 2020.

After gaining ground during the first three and a half months of the reporting period, most broad stock and bond indices began to dip in late February as a growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crises; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment.

In the United States, with the number of reported U.S. COVID-19 cases continuing to rise, the Federal Reserve (“Fed”) cut interest rates twice and announced unlimited quantitative easing. In late March, the federal government declared a national emergency as unemployment claims increased by 22 million in a four-week period, and Congress passed and the President signed the CARES Act to provide a $2 trillion stimulus package, with the promise of further aid for consumers and businesses to come. Investors generally responded positively to the government’s fiscal and monetary measures, as well as prospects for a gradual lessening of restrictions on non-essential businesses. Accordingly, despite mounting signs of recession and rapidly rising unemployment levels, in April, markets regained some of the ground that they had lost in the previous month.

For the reporting period as a whole, U.S. equity indices produced broadly negative performance. Traditionally more volatile small- and mid-cap stocks were particularly hard hit, and value stocks tended to underperform their growth-oriented counterparts. The energy sector suffered the steepest declines due to weakening demand and an escalating petroleum price war between Saudi Arabia and Russia, the world’s second and third largest petroleum producers after the United States. Most other sectors sustained substantial, though milder losses.

The health care and information technology sectors, both of which rebounded strongly in April, generally ended the reporting period in positive territory. International equities followed patterns similar to those seen in the United States, with a decline in March followed by a partial recovery in April. Overall, however, U.S. stocks ended the reporting period with milder losses than those of most other developed and developing economies.

Fixed-income markets also experienced unusually high levels of volatility. Corporate bonds lost value in March before partly recovering in April, with speculative high-yield credit facing the brunt of risk-off investor sentiment. High-grade municipal bonds dipped briefly in mid-March before regaining most of the lost ground, outperforming lower-grade, higher-yielding municipal securities. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. At the opposite end of the fixed-income risk spectrum, emerging-market debt underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the curve of the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so that they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2020

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years	Gross Expense Ratio[2]

Class A Shares[3]	Maximum 3.0% Initial Sales Charge	With sales charges Excluding sales charges	1/2/2004	–12.08 –6.96%	–10.61 –5.41%	1.33 2.48%	5.71 6.31%	1.13 1.13%
Investor Class Shares[3]	Maximum 3.0% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–12.16 –7.05	–10.79 –5.60	1.14 2.29	5.52 6.12	1.36 1.36
Class B Shares[4]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	1/2/2004	–11.91 –7.40	–10.87 –6.32	1.20 1.52	5.33 5.33	2.11 2.11
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	12/30/2002	–8.31 –7.41	–7.23 –6.32	1.53 1.53	5.33 5.33	2.11 2.11
Class I Shares	No Sales Charge		5/1/1989	–6.85	–5.18	2.73	6.57	0.88
Class R1 Shares	No Sales Charge		1/2/2004	–6.88	–5.25	2.64	6.47	0.98
Class R2 Shares	No Sales Charge		1/2/2004	–6.97	–5.47	2.41	6.22	1.23
Class R3 Shares	No Sales Charge		4/28/2006	–7.13	–5.74	2.11	5.94	1.48
Class R6 Shares	No Sales Charge		12/15/2017	–6.80	–5.08	2.77	N/A	0.78

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Prior to November 4, 2019, the maximum initial sales charge applicable was 5.5%, which is reflected in the average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

Russell Midcap® Value Index[4]	–18.11%	–16.74%	1.99%	8.09%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index[5]	3.82	8.18	3.06	3.20
Balanced Composite Index[6]	–8.93	–6.34	2.85	6.47
Morningstar Allocation – 50% to 70% Equity Category Average[7]	–4.97	–2.18	3.86	6.44

4.

The Russell Midcap® Value Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Fund has selected the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index as a secondary benchmark. The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. dollar denominated U.S. treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Fund has selected the Balanced Composite Index as an additional benchmark. The Balanced Composite Index consists of the Russell Midcap® Value Index and the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index weighted 60% and 40%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Morningstar Allocation – 50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Balanced Fund

Cost in Dollars of a $1,000 Investment in MainStay Balanced Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2019, to April 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2019, to April 30, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/19	Ending Account Value (Based on Actual Returns and Expenses) 4/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$930.40	$5.47	$1,019.19	$5.72	1.14%

Investor Class Shares	$1,000.00	$929.50	$6.62	$1,018.00	$6.92	1.38%

Class B Shares	$1,000.00	$926.00	$10.20	$1,014.27	$10.67	2.13%

Class C Shares	$1,000.00	$925.90	$10.20	$1,014.27	$10.67	2.13%

Class I Shares	$1,000.00	$931.50	$4.23	$1,020.49	$4.42	0.88%

Class R1 Shares	$1,000.00	$931.20	$4.71	$1,019.99	$4.92	0.98%

Class R2 Shares	$1,000.00	$930.30	$5.90	$1,018.75	$6.17	1.23%

Class R3 Shares	$1,000.00	$928.70	$7.10	$1,017.50	$7.42	1.48%

Class R6 Shares	$1,000.00	$932.00	$3.75	$1,020.98	$3.92	0.78%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of April 30, 2020 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings or Issuers Held as of April 30, 2020 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 0.25%–2.50%, due 1/31/22–2/15/30

2.	Federal Home Loan Bank, 1.625%–3.25%, due 5/15/20–11/16/28

3.	iShares Intermediate Government / Credit Bond ETF

4.	Federal Farm Credit Bank, 1.25%–2.44%, due 1/28/22–10/16/28

5.	Bank of America Corp.
6.	Federal Home Loan Mortgage Corporation, 1.50%–1.97%, due 2/6/25–3/5/25

7.	JPMorgan Chase & Co.

8.	Federal National Mortgage Association, 0.625%–2.00%, due 7/2/24–4/22/25

9.	iShares Russell 1000 Value ETF

10.	Vanguard Mid-Cap Value ETF

8	MainStay Balanced Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investment Management LLC, the Fund’s Manager; Kenneth Sommer and AJ Rzad, CFA, of NYL Investors LLC, the Fund’s fixed-income Subadvisor; and Migene Kim, CFA, and Mona Patni of MacKay Shields LLC, the Fund’s equity Subadvisor.

How did MainStay Balanced Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2020?

For the six months ended April 30, 2020, Class I shares of MainStay Balanced Fund returned –6.85%, outperforming the –18.11% return of the Fund’s primary benchmark, the Russell Midcap® Value Index. Over the same period, Class I shares underperformed the 3.82% return of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, which is the Fund’s secondary benchmark, and outperformed the –8.93% return of the Balanced Composite Index, which is an additional benchmark of the Fund. For the six months ended April 30, 2020, Class I shares of the Fund underperformed the –4.97% return of the Morningstar Allocation –50% to 70% Equity Category Average.1

What factors affected relative performance in the equity portion of the Fund during the reporting period?

During the reporting period, the COVID-19 pandemic introduced high levels of volatility into global markets, sending equities into a steep correction in March 2020 and undermining the performance of most fixed-income instruments other than those seen as safe harbors, such as U.S. Treasury securities. With regard to the Fund’s equity performance, this investment climate was particularly unfavorable for value stocks, as investors favored growth before and after the market sell-off. However, momentum signals, which focus on market trends, performed well during the reporting period by capturing the market’s prevailing growth theme, thus mitigating some of the unfavorable investment climate for value. Quality also showed strength, especially during the market downturn.

During the reporting period, were there any market events that materially impacted the equity portion of the Fund’s performance or liquidity?

The COVID-19 pandemic ended the longest bull market in U.S. history, and injected extreme volatility and high levels of correlation into global capital markets. Equity markets bottomed during the fourth week of March 2020, and went on to rebound strongly in April, as unprecedented policy responses from global central banks and governments helped stabilize markets. Energy stocks were subject to even greater extremes, with West Texas Intermediate crude oil prices falling into negative territory, followed by a dramatic recovery. While the overall level of liquidity diminished as volatility spiked during the market downturn, liquidity improved in April as markets rebounded. This transitory liquidity episode, to be expected during a time of market turmoil, did not materially impact Fund performance given the Fund’s broad diversification and manage-

ment’s awareness of risk. Execution costs were higher than the historical average due to the uncertainties that faced investors, leading us to pay special attention to the Fund’s implementation costs and other changes to the market liquidity landscape.

During the reporting period, which sectors were the strongest positive contributors to the relative performance of the equity portion of the Fund and which sectors were particularly weak?

During the reporting period, the strongest positive sector contributions to the performance of the equity portion of the Fund relative to the Russell Midcap® Value Index came from health care, financials and information technology. (Contributions take weightings and total returns into account.) During the same period, the most significant sector detractors from benchmark-relative performance included industrials, materials and utilities.

During the reporting period, which individual stocks made the strongest positive contributions to absolute performance in the equity portion of the Fund and which stocks detracted the most?

During the reporting period, the individual stocks that made the strongest positive contributions to the absolute performance of the equity portion of the Fund included gold miner Newmont, utility WEC Energy Group and biotechnology developer Regeneron Pharmaceuticals. The stocks that detracted most from absolute performance in the equity portion of the Fund included residential mortgage-focused real estate investment trust (“REIT”) MFA Financial, consumer finance company Synchrony Financial and health care REIT Welltower.

What were some of the largest purchases and sales in the equity portion of the Fund during the reporting period?

During the reporting period, the largest initial purchase in the equity portion of the Fund was in shares of asset management firm T. Rowe Price Group, while the largest position increase was in asset manager State Street. Over the same period, the largest full sale in the equity portion of the Fund was a position in resorts & casinos owner and operator MGM Resorts International, while the most significantly reduced position in the equity portion of the Fund was in utility CenterPoint Energy.

How did sector weightings change in the equity portion of the Fund during the reporting period?

In the equity portion of the Fund, the largest increases in sector exposures relative to the Russell Midcap® Value Index during the reporting period occurred in the industrials and financials

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

9

sectors. Over the same period, the equity portion of the Fund saw its most significant decreases in sector exposures relative to the benchmark in materials and real estate.

How was the equity portion of the Fund positioned at the end of the reporting period?

As of April 30, 2020, the most overweight sector positions relative to the Russell Midcap® Value Index in the equity portion of the Fund were in health care and consumer staples. As of the same date, the equity portion of the Fund was most significantly underweight relative to the benchmark in the real estate and utilities sectors.

What factors affected the relative performance of the fixed-income portion of the Fund during the reporting period?

Relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, the Fund held overweight positions in U.S. government agencies, corporates, asset-backed securities and commercial mortgage-backed securities throughout the reporting period. To facilitate these overweight positions, the Fund maintained an underweight to the Treasury sector. With Option-Adjusted Spreads on the designated benchmark moving significantly wider during the same period, overweight positions in sectors outside of U.S. Treasury bonds detracted from performance. The corporate sector was the worst performing sector during the reporting period. Overweight exposure to commercial mortgage-backed securities detracted from performance as did an overweight position in asset-backed securities, both the fixed rate and floating rate subsectors.

During the reporting period, were there any market events that materially impacted the fixed-income portion of the Fund’s performance or liquidity?

During the reporting period, the Fund’s performance was materially impacted by the coronavirus pandemic. During the month of March, option-adjusted spreads on risk assets moved drastically wider as the virus spread throughout the United States, undermining the relative performance of the Fund’s overweight positions in corporates, commercial mortgage-backed securities and mortgage-backed securities compared to matched-duration U.S. Treasury bonds. The Fund’s overweight position in asset-backed securities, primarily the floating-rate sub-component, also detracted from performance during the period.

From a liquidity perspective, the last three months of the reporting period proved to be a challenging environment for all fixed-income investors. As investors flocked to the relative safety of cash and/or Treasury holdings, portfolio redemptions resulted in forced selling across the corporate landscape. This led to wider bid-ask spreads and a more difficult environment in which to transact. While the Federal Reserve’s heavy-handed response opened the primary market, secondary liquidity remained challenging through April 30, 2020.

What was the duration2 strategy of the fixed-income portion of the Fund during the reporting period?

During the reporting period, the fixed-income portion of the Fund generally maintained a duration close to that of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index. The fixed-income portion of the Fund adopted a significantly shorter or longer duration than the benchmark on two occasions. In the middle of the reporting period, the duration of the Fund was longer than the benchmark; this strategy positively impacted the Fund’s performance. Toward the end of the same period, the Fund maintained a duration shorter than the benchmark; this strategy negatively impacted the Fund’s performance. As of April 30, 2020, the effective duration of the fixed-income portion of the Fund was 4.01 years compared to a duration of 4.03 years for the benchmark.

During the reporting period, which sectors were the strongest positive contributors to the relative performance of the fixed-income portion of the Fund and which sectors were particularly weak?

During the reporting period, the fixed-income portion of the Fund maintained overweight positions relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in the financials, industrials and utilities sectors. The Fund’s relative performance suffered from its positioning among industrials, particularly in the capital goods and consumer cyclical subsectors. Securities issued by Boeing, Ford Motor Credit Company, Anheuser Busch InBev and Carrier Global were among the weakest performers in the fixed-income portion of the Fund. The Fund’s positioning in the financials sector also detracted from relative performance, primarily due to overweight exposure to REITs and banks, such as Vereit Operating Partnership, Societe Generale and Mizuho Financial Group. The Fund’s relative performance was further undermined by its positioning within securitized products, most notably issues from Colony Mortgage Capital, Credit Suisse Mortgage Capital and SMB Private Education Loan Trust.

Conversely, the relative performance of the fixed-income portion of the Fund benefited from underweight exposure relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond

2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

10	MainStay Balanced Fund

Index in the sovereign, supranational and foreign agency subsectors. Security selection in electric utilities was also accretive to relative performance during the reporting period.

What were some of the largest purchases and sales in the fixed-income portion of the Fund during the reporting period?

During the reporting period, the fixed-income portion of the Fund generally sought to purchase corporate bonds during episodes of market weakness and to sell corporate bonds as the market rallied.

How did the sector weightings of the fixed-income portion of the Fund change during the reporting period?

The fixed-income portion of the Fund held overweight positions relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in the financials, industrials and utilities sectors. In the first quarter of 2020, we increased exposure to the investment-grade corporate sector. During the month of March, volatility increased significantly and credit spreads3 widened to levels not seen since the financial crisis in 2008. As the U.S. Federal Reserve (“Fed”) announced multiple measures to improve liquidity, companies issued a record amount of debt. We increased the Fund’s exposure to the industrials and financials sectors primarily by participating in new issues. We also used the increase in market volatility during the month of March to add to the Fund’s callable U.S. government agency exposure as rising volatility increased the yield being offered on the callable structures, making them an attractive investment, in our view, versus other asset classes.

Throughout the reporting period, we made several changes to the Fund’s positioning within the securitized products sector.

We increased exposure to AAA-rated4 non-agency mortgage-backed securities due to what we viewed as attractive valuations versus consumer asset-backed securities and agency mortgage-backed securities. Toward the middle of the same period, we increased the Fund’s allocation to non-agency commercial mortgage-backed securities in light of our view of compelling relative value within AAA-rated conduit commercial mortgage-backed securities versus other asset classes. In addition, we increased the Fund’s allocation to asset-backed securities primarily via purchases of AAA-rated collateralized loan obligations, which remained one of our highest conviction sectors in terms of relative value within investment-grade fixed income throughout the reporting period. As valuations within the asset classes mentioned above became more attractive to us, we decreased the Fund’s weighting to the U.S. Treasury sector.

How was the fixed-income portion of the Fund positioned at the end of the reporting period?

As of April 30, 2020, the fixed-income portion of the Fund held overweight positions relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in corporate bonds. Within the corporate sector, the Fund’s most significantly overweight positions were in financials, industrials and utilities. The Fund also held overweight exposure to asset-backed securities and, to a lesser degree, commercial mortgage-backed securities and U.S. government agencies.

As of the same date, the fixed-income portion of the Fund held underweight positions relative to the benchmark in the sovereign, supranational, foreign agency and foreign local government sectors, as well as the Treasury sector.

3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

4.

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments April 30, 2020 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 40.0%† Asset-Backed Securities 4.8%
Other Asset-Backed Securities 4.8%
AIMCO CLO Series 2017-AA, Class A 2.395% (3 Month LIBOR + 1.26%), due 7/20/29 (a)(b)	$500,000	$485,181
Apidos CLO XXV Series 2016-25A, Class A1R 2.305% (3 Month LIBOR + 1.17%), due 10/20/31 (a)(b)	650,000	620,196
Apidos CLO XXXII Series 2019-32A, Class A1 3.003% (3 Month LIBOR + 1.32%), due 1/20/33 (a)(b)	600,000	591,026
Ares XLI CLO, Ltd. Series 2016-41A, Class AR 2.419% (3 Month LIBOR + 1.20%), due 1/15/29 (a)(b)	750,000	727,048
ARES XXIX CLO, Ltd. Series 2014-1A, Class A1R 2.325% (3 Month LIBOR + 1.19%), due 4/17/26 (a)(b)	35,098	34,993
Bain Capital Credit CLO, Ltd. Series 2016-2A, Class AR 2.359% (3 Month LIBOR + 1.14%), due 1/15/29 (a)(b)	600,000	584,089
Benefit Street Partners CLO IV, Ltd. Series 2014-IVA, Class A1 2.385% (3 Month LIBOR + 1.25%), due 1/20/29 (a)(b)	500,000	492,622
Benefit Street Partners CLO XVIII, Ltd. Series 2019-18A, Class A 2.559% (3 Month LIBOR + 1.34%), due 10/15/32 (a)(b)	350,000	335,421
Cedar Funding IV CLO, Ltd. Series 2014-4A, Class AR 2.273% (3 Month LIBOR + 1.23%), due 7/23/30 (a)(b)	1,500,000	1,434,372
DB Master Finance LLC Series 2019-1A, Class A2I 3.787%, due 5/20/49 (a)	893,250	899,297
Dell Equipment Finance Trust Series 2020-1, Class A2 2.26%, due 6/22/22 (a)	500,000	499,900
Domino’s Pizza Master Issuer LLC Series 2017-1A, Class A2II 3.082%, due 7/25/47 (a)	2,242,500	2,231,669
Dryden CLO, Ltd. Series 2019-76A, Class A1 3.20% (3 Month LIBOR + 1.33%), due 10/20/32 (a)(b)	500,000	491,493

	Principal Amount	Value
Other Asset-Backed Securities (continued)
Elara HGV Timeshare Issuer LLC Series 2017-A, Class A 2.69%, due 3/25/30 (a)	$133,618	$127,153
ELFI Graduate Loan Program LLC Series 2019-A, Class A 2.54%, due 3/25/44 (a)	822,476	838,984
FOCUS Brands Funding LLC Series 2017-1A, Class A2I 3.857%, due 4/30/47 (a)	194,000	185,536
Galaxy XXII CLO, Ltd. Series 2016-22A, Class A1R 2.176% (3 Month LIBOR + 1.00%), due 7/16/28 (a)(b)	250,000	244,505
Highbridge Loan Management, Ltd. Series 2010A-16, Class A1R 2.275% (3 Month LIBOR + 1.14%), due 1/20/28 (a)(b)	250,000	240,676
Hilton Grand Vacations Trust Series 2018-AA, Class A 3.54%, due 2/25/32 (a)	417,506	402,366
HPS Loan Management, Ltd. Series 2011A-17, Class AR 2.815% (3 Month LIBOR + 1.02%), due 5/6/30 (a)(b)	1,050,000	1,008,707
Magnetite XVIII, Ltd. (a)(b)
Series 2016-18A, Class AR 2.772% (3 Month LIBOR + 1.08%), due 11/15/28	600,000	583,964
Series 2019-23A, Class A 3.17% (3 Month LIBOR + 1.30%), due 10/25/32	350,000	344,146
MVW Owner Trust Series 2019-1A, Class A 2.89%, due 11/20/36 (a)	416,441	394,896
Navient Private Education Refi Loan Trust Series 2019-CA, Class A2 3.13%, due 2/15/68 (a)	500,000	502,277
Neuberger Berman Advisers CLO, Ltd. Series 2017-24A, Class AR 2.155% (3 Month LIBOR + 1.02%), due 4/19/30 (a)(b)	350,000	337,480
Neuberger Berman CLO XIV, Ltd. Series 2013-14A, Class AR2 1.917% (3 Month LIBOR + 1.03%), due 1/28/30 (a)(b)	350,000	340,419
Octagon Investment Partners 29, Ltd. Series 2016-1A, Class AR 2.20% (3 Month LIBOR + 1.18%), due 1/24/33 (a)(b)	500,000	468,166

12	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Octagon Investment Partners 30, Ltd. Series 2017-1A, Class A1 2.455% (3 Month LIBOR + 1.32%), due 3/17/30 (a)(b)	$500,000	$479,609
Palmer Square CLO, Ltd. (a)(b)
Series 2014-1A, Class A1R2 2.265% (3 Month LIBOR + 1.13%), due 1/17/31	250,000	242,114
Series-2015-2A, Class A2R2 2.685% (3 Month LIBOR + 1.55%), due 7/20/30	250,000	232,529
Series 2015-1A, Class A1R2 2.916% (3 Month LIBOR + 1.22%), due 5/21/29	750,000	732,641
Regatta VI Funding, Ltd. Series 2016-1A, Class AR 2.215% (3 Month LIBOR + 1.08%), due 7/20/28 (a)(b)	950,000	930,641
Sierra Timeshare Receivables Funding Co. LLC Series 2019-1A, Class A 3.20%, due 1/20/36 (a)	166,711	163,023
SMB Private Education Loan Trust Series 2019-B, Class A2A 2.84%, due 6/15/37 (a)	1,000,000	986,512
SoFi Professional Loan Program LLC (a)
Series 2019-C, Class A2FX 2.37%, due 11/16/48	375,000	369,060
Series 2020-A, Class A2FX 2.54%, due 5/15/46	300,000	297,440
Series 2019-A, Class A1FX 3.18%, due 6/15/48	195,887	196,739
Taco Bell Funding, LLC Series 2018-1A, Class A2I 4.318%, due 11/25/48 (a)	790,000	809,221
THL Credit Wind River CLO, Ltd. (a)(b)
Series 2017-2A, Class A 2.365% (3 Month LIBOR + 1.23%), due 7/20/30	250,000	239,879
Series 2017-4A, Class A 2.845% (3 Month LIBOR + 1.15%), due 11/20/30	507,000	483,821
TIAA CLO III, Ltd. Series 2017-2A, Class A 2.326% (3 Month LIBOR + 1.15%), due 1/16/31 (a)(b)	500,000	466,806
TICP CLO XIII, Ltd. Series 2019 13A, Class A 3.13% (3 Month LIBOR + 1.30%), due 7/15/32 (a)(b)	500,000	489,393

	Principal Amount	Value
Other Asset-Backed Securities (continued)
Treman Park CLO, Ltd. Series 2015-1A, Class ARR 2.205% (3 Month LIBOR + 1.07%), due 10/20/28 (a)(b)	$390,000	$380,572
Voya CLO, Ltd. Series 2019-1A, Class AR 2.279% (3 Month LIBOR + 1.06%), due 4/15/31 (a)(b)	400,000	378,023
Westcott Park CLO, Ltd. Series 2016 1A, Class AR 2.345% (3 Month LIBOR + 1.21%), due 7/20/28 (a)(b)	600,000	585,544

Total Asset-Backed Securities (Cost $24,477,466)		23,910,149

Corporate Bonds 18.4%
Aerospace & Defense 0.6%
BAE Systems Holdings, Inc. 3.85%, due 12/15/25 (a)	640,000	693,279
Boeing Co.
2.70%, due 2/1/27	500,000	443,729
2.95%, due 2/1/30	550,000	469,357
3.10%, due 5/1/26	360,000	329,736
5.15%, due 5/1/30	1,250,000	1,245,220

		3,181,321

Apparel 0.1%
Nike, Inc. 2.85%, due 3/27/30	475,000	515,569

Auto Manufacturers 1.1%
Daimler Finance North America LLC 2.592% (3 Month LIBOR + 0.90%), due 2/15/22 (a)(b)	850,000	804,907
Ford Motor Credit Co. LLC
3.087%, due 1/9/23	575,000	517,320
3.664%, due 9/8/24	1,275,000	1,093,313
General Motors Financial Co., Inc. 4.35%, due 4/9/25	955,000	904,589
Volkswagen Group of America Finance LLC (a)
2.064% (3 Month LIBOR + 0.86%), due 9/24/21 (b)	400,000	388,585
3.20%, due 9/26/26	475,000	474,624
4.00%, due 11/12/21	1,350,000	1,371,233

		5,554,571

Banks 4.4%
Bank of America Corp. 4.45%, due 3/3/26	3,445,000	3,802,433

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Barclays PLC 2.852%, due 5/7/26	$375,000	$374,850
Citigroup, Inc. 4.60%, due 3/9/26	1,225,000	1,350,598
Credit Suisse A.G. of New York 2.95%, due 4/9/25	725,000	762,834
Fifth Third Bancorp 4.30%, due 1/16/24	1,100,000	1,180,267
Goldman Sachs Group, Inc.
2.905%, due 7/24/23 (c)	5,000	5,119
3.85%, due 1/26/27	905,000	980,558
HSBC Holdings PLC 2.292% (3 Month LIBOR + 0.60%), due 5/18/21 (b)	900,000	899,942
Huntington Bancshares, Inc. 2.625%, due 8/6/24	1,700,000	1,744,406
JPMorgan Chase & Co. 2.301%, due 10/15/25 (c)	3,125,000	3,190,010
KeyBank N.A. 1.25%, due 3/10/23	1,750,000	1,751,066
Lloyds Banking Group PLC 2.907%, due 11/7/23 (c)	650,000	660,830
Mizuho Financial Group, Inc. (b)
1.623% (3 Month LIBOR + 0.85%), due 9/13/23	475,000	458,702
2.309% (3 Month LIBOR + 0.63%), due 5/25/24	2,300,000	2,181,166
Morgan Stanley
3.625%, due 1/20/27	220,000	239,321
4.35%, due 9/8/26	1,320,000	1,454,675
Santander UK PLC 2.10%, due 1/13/23	200,000	201,375
Truist Bank 1.50%, due 3/10/25	575,000	572,574

		21,810,726

Beverages 0.4%
Anheuser-Busch InBev Worldwide, Inc.
4.00%, due 4/13/28	40,000	44,397
4.75%, due 1/23/29	960,000	1,110,602
Diageo Capital PLC 2.125%, due 4/29/32	475,000	476,031
Keurig Dr. Pepper, Inc. 3.20%, due 5/1/30	225,000	239,703

		1,870,733

Building Materials 0.6%
Carrier Global Corp. 2.722%, due 2/15/30 (a)	625,000	590,742
Masco Corp. 4.45%, due 4/1/25	1,245,000	1,311,800

	Principal Amount	Value
Building Materials (continued)
Owens Corning 3.95%, due 8/15/29	$850,000	$880,191

		2,782,733

Chemicals 0.6%
Air Products & Chemicals, Inc. 2.05%, due 5/15/30	450,000	457,562
Albemarle Corp. 2.742% (3 Month LIBOR + 1.05%), due 11/15/22 (a)(b)	850,000	820,168
Dow Chemical Co. 4.80%, due 11/30/28	10,000	11,199
DuPont de Nemours, Inc. 2.169%, due 5/1/23	600,000	604,003
NewMarket Corp. 4.10%, due 12/15/22	1,220,000	1,295,129

		3,188,061

Commercial Services 0.2%
Equifax, Inc. 2.60%, due 12/15/25	1,075,000	1,088,758

Computers 0.1%
DXC Technology Co. 4.00%, due 4/15/23	250,000	250,565

Diversified Financial Services 0.6%
Ameriprise Financial, Inc. 3.00%, due 4/2/25	375,000	395,417
Blackstone Holdings Finance Co. LLC 2.50%, due 1/10/30 (a)	475,000	474,006
GE Capital International Funding Co. 3.373%, due 11/15/25	1,850,000	1,905,258

		2,774,681

Electric 2.0%
American Electric Power Co., Inc. 2.30%, due 3/1/30	450,000	444,040
Commonwealth Edison Co. 3.10%, due 11/1/24	340,000	359,591
DTE Electric Co. 2.65%, due 6/15/22	600,000	613,250
Emera U.S. Finance, L.P. 2.70%, due 6/15/21	1,410,000	1,418,016
Entergy Arkansas LLC 3.70%, due 6/1/24	715,000	772,111
Entergy Corp. 4.00%, due 7/15/22	1,345,000	1,421,874
Exelon Corp.
2.85%, due 6/15/20	930,000	930,557
4.05%, due 4/15/30	350,000	399,605

14	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
FirstEnergy Transmission LLC 4.35%, due 1/15/25 (a)	$1,385,000	$1,531,937
NextEra Energy Capital Holdings, Inc. 3.25%, due 4/1/26	615,000	665,500
PacifiCorp 2.70%, due 9/15/30	600,000	647,419
WEC Energy Group, Inc. 3.375%, due 6/15/21	740,000	758,379

		9,962,279

Electrical Components & Equipment 0.1%
Emerson Electric Co. 1.80%, due 10/15/27	500,000	498,086

Food 0.3%
Conagra Brands, Inc. 4.85%, due 11/1/28	665,000	779,315
Ingredion, Inc. 4.625%, due 11/1/20	440,000	444,250
Mondelez International, Inc. 2.125%, due 4/13/23	250,000	254,470

		1,478,035

Insurance 0.2%
MET Tower Global Funding 0.579%, due 1/17/23 (a)(b)	1,250,000	1,206,000

Iron & Steel 0.4%
Carpenter Technology Corp. 4.45%, due 3/1/23	350,000	342,821
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	1,460,000	1,516,479

		1,859,300

Machinery—Diversified 0.1%
Deere & Co. 3.10%, due 4/15/30	600,000	663,407

Media 0.1%
Comcast Corp. 3.10%, due 4/1/25	500,000	539,434

Mining 0.2%
Anglo American Capital PLC (a)
5.375%, due 4/1/25	450,000	484,141
5.625%, due 4/1/30	550,000	607,326

		1,091,467

Miscellaneous—Manufacturing 0.1%
General Electric Co. 3.45%, due 5/1/27	650,000	661,630

	Principal Amount	Value
Oil & Gas 0.5%
Marathon Petroleum Corp. 4.70%, due 5/1/25	$500,000	$503,420
Occidental Petroleum Corp.
3.142% (3 Month LIBOR + 1.45%), due 8/15/22 (b)	550,000	429,172
4.85%, due 3/15/21	1,514,000	1,453,440
Phillips 66 3.85%, due 4/9/25	325,000	340,374

		2,726,406

Oil & Gas Services 0.3%
Schlumberger Holdings Corp. 3.75%, due 5/1/24 (a)	1,345,000	1,358,146

Packaging & Containers 0.3%
WRKCo., Inc. 3.75%, due 3/15/25	1,270,000	1,341,848

Pharmaceuticals 1.7%
AbbVie, Inc. 2.95%, due 11/21/26 (a)	1,275,000	1,345,692
Bayer U.S. Finance II LLC 4.375%, due 12/15/28 (a)	885,000	1,002,123
Becton Dickinson & Co. 2.894%, due 6/6/22	2,413,000	2,474,187
Cigna Corp. 4.125%, due 11/15/25	1,745,000	1,956,456
CVS Health Corp. 3.75%, due 4/1/30	1,355,000	1,505,191

		8,283,649

Pipelines 1.0%
Energy Transfer Partners, L.P. / Regency Energy Finance Corp. 5.875%, due 3/1/22	1,685,000	1,713,383
Kinder Morgan, Inc. 5.00%, due 2/15/21 (a)	2,260,000	2,290,613
MPLX, L.P. 1.899% (3 Month LIBOR + 0.90%), due 9/9/21 (b)	600,000	564,476
Texas Eastern Transmission, L.P. 2.80%, due 10/15/22 (a)	590,000	584,091

		5,152,563

Real Estate Investment Trusts 1.5%
American Campus Communities Operating Partnership, L.P. 3.30%, due 7/15/26	1,130,000	1,115,708
CyrusOne L.P. / CyrusOne Finance Corp. 3.45%, due 11/15/29	400,000	381,800
Healthpeak Properties, Inc. 3.25%, due 7/15/26	755,000	757,944

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
Highwoods Realty, L.P. 3.875%, due 3/1/27	$1,975,000	$2,009,518
Kimco Realty Corp. 3.80%, due 4/1/27	290,000	295,100
Realty Income Corp. 3.25%, due 10/15/22	880,000	902,657
SBA Tower Trust 2.836%, due 1/17/50 (a)	750,000	763,783
VEREIT Operating Partnership, L.P. 3.95%, due 8/15/27	1,195,000	1,127,497

		7,354,007

Semiconductors 0.1%
NXP BV / NXP Funding LLC / NXP U.S.A., Inc. 2.70%, due 5/1/25 (a)	450,000	454,992

Software 0.2%
Fiserv, Inc.
3.20%, due 7/1/26	530,000	567,520
3.85%, due 6/1/25	575,000	632,513
4.20%, due 10/1/28	5,000	5,685

		1,205,718

Telecommunications 0.5%
AT&T, Inc. 4.35%, due 3/1/29	1,030,000	1,157,436
Verizon Communications, Inc.
3.376%, due 2/15/25	8,000	8,746
4.016%, due 12/3/29	1,131,000	1,317,442

		2,483,624

Transportation 0.1%
United Parcel Service, Inc. 4.45%, due 4/1/30	425,000	514,982

Total Corporate Bonds (Cost $90,010,163)		91,853,291

Foreign Government Bonds 0.2%
Colombia 0.1%
Colombia Government International Bond 3.875%, due 4/25/27	350,000	345,625

Mexico 0.0%‡
United Mexican States 3.75%, due 1/11/28	350,000	338,450

Philippines 0.1%
Philippine Government International Bond 3.00%, due 2/1/28	325,000	342,116

	Principal Amount	Value
Poland 0.0%‡
Republic of Poland Government International Bond 5.00%, due 3/23/22	$175,000	$187,003

Total Foreign Government Bonds (Cost $1,171,953)		1,213,194

Mortgage-Backed Securities 3.8%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 3.0%
Bank Series 2017-BNK5, Class A2 2.987%, due 6/15/60	600,000	611,211
Benchmark Mortgage Trust
Series 2018-B1, Class A2 3.571%, due 1/15/51	300,000	311,233
Series 2018-B2, Class A2 3.662%, due 2/15/51	250,000	261,288
BX Commercial Mortgage Trust Series 2019-XL, Class A 1.734% (1 Month LIBOR + 0.92%), due 10/15/36 (a)(b)	716,550	698,534
CD Mortgage Trust Series 2017-CD4, Class A2 3.03%, due 5/10/50	1,200,000	1,223,400
CFCRE Commercial Mortgage Trust Series 2017-C8, Class A2 2.982%, due 6/15/50	1,600,000	1,628,481
Citigroup Commercial Mortgage Trust Series 2020-GC46, Class A5 2.717%, due 2/15/53	1,000,000	1,042,947
Colony Mortgage Capital, Ltd. Series 2019-IKPR, Class B 2.292% (1 Month LIBOR + 1.478%), due 11/15/38 (a)(b)	2,000,000	1,703,399
Credit Suisse Mortgage Trust Series 2020-WEST, Class A 3.04%, due 2/15/35 (a)	1,250,000	1,142,742
DBJPM Mortgage Trust Series 2017-C6, Class A2 2.917%, due 6/10/50	1,500,000	1,530,110
Morgan Stanley Bank of America Merrill Lynch Trust Series 2017-C33, Class A2 3.14%, due 5/15/50	2,000,000	2,042,976
Morgan Stanley Capital I Trust Series 2017-H1, Class A2 3.089%, due 6/15/50	1,700,000	1,736,567
UBS Commercial Mortgage Trust Series 2018-C8, Class A2 3.713%, due 2/15/51	800,000	827,344

		14,760,232

16	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) 0.8%
COLT Mortgage Loan Trust Series 2019-4, Class A1 2.579%, due 11/25/49 (a)(d)	$573,240	$566,315
JP Morgan Mortgage Trust Series 2019-1, Class A11 1.437% (1 Month LIBOR + 0.95%), due 5/25/49 (a)(b)	265,811	258,538
New Residential Mortgage Loan Trust Series 2020-NQM1, Class A1 2.464%, due 1/26/60 (a)(d)	491,977	475,273
Sequoia Mortgage Trust (a)(d)
Series 2020-3, Class A1 3.00%, due 4/25/50	1,230,257	1,247,752
Series 2020-1, Class A1 3.50%, due 2/25/50	324,443	329,032
Series 2020-2, Class A1 3.50%, due 3/25/50	1,227,357	1,245,936

		4,122,846

Total Mortgage-Backed Securities (Cost $19,422,837)		18,883,078

U.S. Government & Federal Agencies 12.8%
Federal Farm Credit Bank 1.2%
1.25%, due 10/30/26	975,000	974,314
1.55%, due 1/28/22	1,375,000	1,404,646
1.89%, due 3/4/26	1,600,000	1,601,527
2.03%, due 1/21/28	1,200,000	1,280,402
2.44%, due 10/16/28	775,000	774,430

		6,035,319

Federal Home Loan Bank 3.1%
1.625%, due 12/20/21	1,900,000	1,942,350
1.70%, due 5/15/20	850,000	850,449
2.375%, due 3/14/25	950,000	1,029,881
2.50%, due 12/10/27	1,700,000	1,884,340
2.875%, due 9/13/24	1,800,000	1,979,291
3.00%, due 3/10/28	500,000	577,906
3.125%, due 9/12/25	800,000	902,802
3.25%, due 6/9/28	1,200,000	1,396,247
3.25%, due 11/16/28	4,225,000	5,009,967

		15,573,233

Federal Home Loan Mortgage Corporation 0.9%
1.50%, due 2/12/25	2,000,000	2,088,711
1.875%, due 3/5/25	850,000	850,476
1.97%, due 2/6/25	1,300,000	1,300,284

		4,239,471

	Principal Amount	Value
Federal National Mortgage Association 0.7%
0.625%, due 4/22/25	$1,850,000	$1,852,725
1.75%, due 7/2/24	825,000	867,557
2.00%, due 1/24/25	875,000	877,358

		3,597,640

United States Treasury Notes 6.9%
0.25%, due 4/15/23	3,000,000	3,001,055
0.25%, due 4/30/25	750,000	751,084
0.50%, due 3/31/25	3,830,000	3,858,276
0.50%, due 4/30/27	600,000	599,391
0.625%, due 3/31/27	435,000	438,432
1.125%, due 2/28/22	6,400,000	6,508,250
1.125%, due 2/28/27	2,335,000	2,432,504
1.375%, due 1/31/22	550,000	561,236
1.50%, due 2/15/30	2,590,000	2,805,091
1.625%, due 11/15/22	9,380,600	9,711,120
2.50%, due 2/15/22	3,725,000	3,877,638

		34,544,077

Total U.S. Government & Federal Agencies (Cost $62,101,659)		63,989,740

Total Long-Term Bonds (Cost $197,184,078)		199,849,452

	Shares
Common Stocks 51.3%
Aerospace & Defense 1.1%
Curtiss-Wright Corp.	5,275	546,754
General Dynamics Corp.	5,225	682,489
Hexcel Corp.	22,113	764,889
Huntington Ingalls Industries, Inc.	4,113	787,269
L3Harris Technologies, Inc.	2,598	503,233
Raytheon Technologies Corp.	12,298	797,033
Spirit AeroSystems Holdings, Inc., Class A	21,650	479,764
Textron, Inc.	37,622	991,716

		5,553,147

Air Freight & Logistics 0.1%
FedEx Corp.	5,489	695,841

Airlines 0.3%
Delta Air Lines, Inc.	30,146	781,083
Southwest Airlines Co.	26,597	831,156

		1,612,239

Automobiles 0.3%
Ford Motor Co.	160,186	815,347
General Motors Co.	30,492	679,666

		1,495,013

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Banks 2.3%
Bank of America Corp.	35,171	$845,863
Bank OZK	43,703	988,562
Citigroup, Inc.	18,100	878,936
Comerica, Inc.	19,343	674,297
East West Bancorp, Inc.	8,185	287,048
Fifth Third Bancorp	16,398	306,479
First Hawaiian, Inc.	51,260	901,663
First Republic Bank	4,511	470,452
JPMorgan Chase & Co.	7,447	713,125
PNC Financial Services Group, Inc.	6,654	709,782
Signature Bank	9,243	990,665
SVB Financial Group (e)	311	60,076
Synovus Financial Corp.	47,629	1,000,685
Truist Financial Corp.	21,987	820,555
U.S. Bancorp	19,869	725,218
Umpqua Holdings Corp.	13,656	171,041
Wells Fargo & Co.	25,095	729,010

		11,273,457

Beverages 0.6%
Coca-Cola Co.	14,871	682,430
Constellation Brands, Inc., Class A	4,911	808,793
Keurig Dr. Pepper, Inc.	29,673	785,147
Molson Coors Beverage Co., Class B	4,737	194,264
PepsiCo., Inc.	5,806	768,076

		3,238,710

Biotechnology 1.0%
Alexion Pharmaceuticals, Inc. (e)	8,182	879,320
Alkermes PLC (e)	14,904	204,334
Amgen, Inc.	3,772	902,338
Biogen, Inc. (e)	2,971	881,882
Bluebird Bio, Inc. (e)	74	3,987
Exelixis, Inc. (e)	12,288	303,452
Gilead Sciences, Inc.	11,107	932,988
Regeneron Pharmaceuticals, Inc. (e)	1,563	821,950
United Therapeutics Corp. (e)	2,924	320,353

		5,250,604

Building Products 0.8%
Carrier Global Corp. (e)	54,439	964,115
Johnson Controls International PLC	31,696	922,670
Masco Corp.	9,515	390,496
Owens Corning	19,987	866,636
Trane Technologies PLC	7,993	698,748

		3,842,665

Capital Markets 3.1%
Ameriprise Financial, Inc.	11,504	1,322,270
Bank of New York Mellon Corp.	24,738	928,665
BlackRock, Inc.	1,641	823,848
Charles Schwab Corp.	22,036	831,198

	Shares	Value
Capital Markets (continued)
CME Group, Inc.	3,697	$658,842
Evercore, Inc., Class A	17,158	885,353
Franklin Resources, Inc.	38,873	732,367
Goldman Sachs Group, Inc.	3,817	700,114
Intercontinental Exchange, Inc.	9,949	889,938
Lazard, Ltd., Class A	34,447	947,292
Morgan Stanley	17,792	701,539
Nasdaq, Inc.	8,352	915,964
Raymond James Financial, Inc.	16,294	1,074,100
State Street Corp.	27,605	1,740,219
T. Rowe Price Group, Inc.	13,146	1,520,072
TD Ameritrade Holding Corp.	21,300	836,451

		15,508,232

Chemicals 1.7%
Air Products & Chemicals, Inc.	3,599	811,863
Cabot Corp.	14,756	500,081
CF Industries Holdings, Inc.	35,268	969,870
Corteva, Inc. (e)	29,870	782,295
Dow, Inc. (e)	20,283	744,183
DuPont de Nemours, Inc.	16,124	758,151
FMC Corp.	5,139	472,274
Huntsman Corp.	53,657	901,974
Linde PLC	3,723	684,995
LyondellBasell Industries N.V., Class A	17,675	1,024,266
PPG Industries, Inc.	8,411	763,971

		8,413,923

Commercial Services & Supplies 0.5%
Clean Harbors, Inc. (e)	17,239	921,080
Republic Services, Inc.	9,544	747,677
Waste Management, Inc.	7,921	792,258

		2,461,015

Communications Equipment 0.1%
Motorola Solutions, Inc.	3,517	505,780

Construction & Engineering 0.2%
AECOM (e)	25,415	921,548

Consumer Finance 0.7%
American Express Co.	9,379	855,834
Capital One Financial Corp.	12,031	779,127
SLM Corp.	54,032	450,627
Synchrony Financial	63,138	1,249,501

		3,335,089

Containers & Packaging 0.1%
Ardagh Group S.A.	11,059	137,574
Crown Holdings, Inc. (e)	3,040	195,806

		333,380

18	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Distributors 0.2%
LKQ Corp. (e)	46,560	$1,217,544

Diversified Consumer Services 0.2%
Frontdoor, Inc. (e)	27,189	1,052,486

Diversified Financial Services 0.4%
Berkshire Hathaway, Inc., Class B (e)	3,622	678,618
Equitable Holdings, Inc.	2,800	51,296
Jefferies Financial Group, Inc.	4,281	58,735
Voya Financial, Inc.	23,424	1,058,062

		1,846,711

Diversified Telecommunication Services 0.3%
AT&T, Inc.	22,738	692,827
Verizon Communications, Inc.	11,661	669,924

		1,362,751

Electric Utilities 2.5%
American Electric Power Co., Inc.	8,116	674,521
Duke Energy Corp.	7,883	667,375
Edison International	944	55,422
Entergy Corp.	14,912	1,424,245
Evergy, Inc.	21,759	1,271,378
Eversource Energy	5,755	464,429
Exelon Corp.	21,314	790,323
FirstEnergy Corp.	32,555	1,343,545
Hawaiian Electric Industries, Inc.	7,719	304,669
IDACORP, Inc.	3,441	315,815
NextEra Energy, Inc.	3,254	752,064
NRG Energy, Inc.	33,639	1,127,916
OGE Energy Corp.	5,662	178,466
PG&E Corp. (e)	14,298	152,131
Pinnacle West Capital Corp.	10,351	796,923
PPL Corp.	30,664	779,479
Southern Co.	11,701	663,798
Xcel Energy, Inc.	11,346	721,152

		12,483,651

Electrical Equipment 0.7%
Acuity Brands, Inc.	9,341	808,837
Eaton Corp. PLC	11,217	936,619
Emerson Electric Co.	12,552	715,841
Regal Beloit Corp.	12,558	891,744

		3,353,041

Electronic Equipment, Instruments & Components 0.8%
Arrow Electronics, Inc. (e)	15,965	1,004,518
Avnet, Inc.	31,266	938,605
Jabil, Inc.	35,247	1,002,425
SYNNEX Corp.	11,728	1,026,903

		3,972,451

	Shares	Value
Energy Equipment & Services 0.1%
Schlumberger, Ltd.	41,828	$703,547

Entertainment 1.0%
Activision Blizzard, Inc.	13,272	845,825
Electronic Arts, Inc. (e)	7,605	868,947
Lions Gate Entertainment Corp., Class B (e)	118,936	794,493
Take-Two Interactive Software, Inc. (e)	8,411	1,018,152
Walt Disney Co.	6,676	722,009
Zynga, Inc., Class A (e)	98,430	742,162

		4,991,588

Equity Real Estate Investment Trusts 3.6%
Alexandria Real Estate Equities, Inc.	6,228	978,357
American Homes 4 Rent, Class A	14,419	348,075
Apartment Investment & Management Co., Class A	10,606	399,528
AvalonBay Communities, Inc.	6,677	1,088,017
Boston Properties, Inc.	3,981	386,874
Camden Property Trust	3,424	301,552
CubeSmart	15,448	389,290
CyrusOne, Inc.	7,241	507,956
Digital Realty Trust, Inc.	11,785	1,761,740
Duke Realty Corp.	20,736	719,539
Equity Residential	17,836	1,160,410
Essex Property Trust, Inc.	1,735	423,514
Extra Space Storage, Inc.	3,309	291,986
Gaming & Leisure Properties, Inc.	13,154	371,469
Healthpeak Properties, Inc.	11,110	290,415
Host Hotels & Resorts, Inc.	9,377	115,431
Invitation Homes, Inc.	11,629	275,026
Iron Mountain, Inc.	7,445	180,020
Kilroy Realty Corp.	759	47,255
Life Storage, Inc.	4,221	369,717
Medical Properties Trust, Inc.	7,189	123,219
Mid-America Apartment Communities, Inc.	6,133	686,405
Omega Healthcare Investors, Inc.	1,152	33,581
Prologis, Inc.	8,761	781,744
Public Storage	4,167	772,770
Rayonier, Inc.	13,322	320,128
Realty Income Corp.	8,770	481,648
Regency Centers Corp.	691	30,342
Simon Property Group, Inc.	13,120	876,022
SL Green Realty Corp.	7,829	415,328
Sun Communities, Inc.	4,173	560,851
UDR, Inc.	5,058	189,523
Ventas, Inc.	7,246	234,408
VEREIT, Inc.	1,112	6,094
VICI Properties, Inc.	6,855	119,414
Vornado Realty Trust	1,319	57,799
Welltower, Inc.	11,582	593,346
Weyerhaeuser Co.	40,338	882,192

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Equity Real Estate Investment Trusts (continued)
WP Carey, Inc.	3,224	$212,075

		17,783,060

Food & Staples Retailing 1.0%
Casey’s General Stores, Inc.	241	36,490
Kroger Co.	54,958	1,737,222
Sprouts Farmers Market, Inc. (e)	37,613	781,598
U.S. Foods Holding Corp. (e)	33,613	722,679
Walgreens Boots Alliance, Inc.	20,224	875,497
Walmart, Inc.	6,834	830,673

		4,984,159

Food Products 1.5%
Archer-Daniels-Midland Co.	777	28,858
Bunge, Ltd.	23,137	917,845
General Mills, Inc.	12,898	772,461
Ingredion, Inc.	9,899	803,799
Kraft Heinz Co.	23,112	700,987
Lamb Weston Holdings, Inc.	12,454	764,177
Mondelez International, Inc., Class A	15,175	780,602
Pilgrim’s Pride Corp. (e)	40,513	891,286
Seaboard Corp.	46	138,510
Tyson Foods, Inc., Class A	24,499	1,523,593

		7,322,118

Health Care Equipment & Supplies 1.3%
Abbott Laboratories	8,294	763,795
Baxter International, Inc.	9,520	845,186
Becton Dickinson & Co.	2,519	636,123
Danaher Corp.	4,093	669,042
DENTSPLY SIRONA, Inc.	28,431	1,206,612
Hill-Rom Holdings, Inc.	8,094	910,494
Hologic, Inc. (e)	11,353	568,785
Medtronic PLC	7,856	766,981
Zimmer Biomet Holdings, Inc.	1,769	211,749

		6,578,767

Health Care Providers & Services 2.2%
Anthem, Inc.	3,349	940,165
Cardinal Health, Inc.	26,936	1,332,793
Centene Corp. (e)	14,209	946,035
Cigna Corp. (e)	4,700	920,166
CVS Health Corp.	14,196	873,764
DaVita, Inc. (e)	13,856	1,094,762
HCA Healthcare, Inc.	8,203	901,346
Henry Schein, Inc. (e)	4,921	268,490
Humana, Inc.	2,397	915,222
McKesson Corp.	11,215	1,584,119
MEDNAX, Inc. (e)	22,300	323,796
Universal Health Services, Inc., Class B	10,678	1,128,558

		11,229,216

	Shares	Value
Hotels, Restaurants & Leisure 1.3%
Aramark	33,127	$904,698
Carnival Corp. (f)	65,500	1,041,450
Extended Stay America, Inc.	42,184	458,540
Las Vegas Sands Corp.	17,818	855,620
McDonald’s Corp.	4,239	795,067
Norwegian Cruise Line Holdings, Ltd. (e)	20,558	337,151
Royal Caribbean Cruises, Ltd.	7,239	338,568
Yum China Holdings, Inc.	20,273	982,430
Yum! Brands, Inc.	10,299	890,143

		6,603,667

Household Durables 0.5%
D.R. Horton, Inc.	17,285	816,198
Lennar Corp., Class B	4,825	184,074
Mohawk Industries, Inc. (e)	1,589	139,387
PulteGroup, Inc.	40,042	1,131,987
Toll Brothers, Inc.	14,261	342,549

		2,614,195

Household Products 0.5%
Colgate-Palmolive Co.	10,925	767,700
Kimberly-Clark Corp.	6,244	864,669
Procter & Gamble Co.	6,567	774,052

		2,406,421

Independent Power & Renewable Electricity Producers 0.4%
AES Corp.	72,747	963,898
Vistra Energy Corp.	59,471	1,162,063

		2,125,961

Industrial Conglomerates 0.7%
3M Co.	4,554	691,844
Carlisle Cos., Inc.	2,661	321,875
General Electric Co.	107,919	733,849
Honeywell International, Inc.	5,756	816,776
Roper Technologies, Inc.	2,545	867,921

		3,432,265

Insurance 2.7%
Aflac, Inc.	21,496	800,511
Allstate Corp.	8,721	887,100
American International Group, Inc.	37,886	963,441
American National Insurance Co.	8,552	688,436
Athene Holding, Ltd., Class A (e)	25,567	690,309
Chubb, Ltd.	6,571	709,734
Everest Re Group, Ltd.	94	16,274
Fidelity National Financial, Inc.	32,197	870,929
First American Financial Corp.	12,584	580,374
Kemper Corp.	3,302	221,961
Marsh & McLennan Cos., Inc.	8,362	813,874
Mercury General Corp.	17,520	717,619
MetLife, Inc.	26,565	958,465
Progressive Corp.	10,674	825,100

20	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Insurance (continued)
Prudential Financial, Inc.	15,859	$989,126
Reinsurance Group of America, Inc.	8,052	842,883
Travelers Cos., Inc.	7,737	783,062
Unum Group	40,543	707,475
Willis Towers Watson PLC	2,332	415,772

		13,482,445

Interactive Media & Services 0.1%
TripAdvisor, Inc.	17,216	343,804

Internet & Direct Marketing Retail 0.3%
Expedia Group, Inc.	6,321	448,665
Qurate Retail, Inc., Series A (e)	118,872	957,514

		1,406,179

IT Services 1.6%
Akamai Technologies, Inc. (e)	7,413	724,324
Amdocs, Ltd.	17,780	1,145,743
CACI International, Inc., Class A (e)	4,137	1,034,829
Cognizant Technology Solutions Corp., Class A	16,440	953,849
DXC Technology Co.	34,354	622,838
Fidelity National Information Services, Inc.	5,373	708,645
International Business Machines Corp.	6,255	785,378
Leidos Holdings, Inc.	12,856	1,270,301
Sabre Corp.	76,580	556,737

		7,802,644

Life Sciences Tools & Services 0.5%
Agilent Technologies, Inc.	1,559	119,513
Avantor, Inc. (e)	19,390	325,946
IQVIA Holdings, Inc. (e)	9,997	1,425,472
QIAGEN N.V. (e)	616	25,681
Thermo Fisher Scientific, Inc.	2,373	794,196

		2,690,808

Machinery 1.4%
AGCO Corp.	14,933	789,060
Caterpillar, Inc.	5,842	679,892
Crane Co.	13,998	762,191
Cummins, Inc.	10,637	1,739,149
Deere & Co.	4,828	700,350
Dover Corp.	1,497	140,194
ITT, Inc.	408	21,510
Otis Worldwide Corp. (e)	16,303	829,986
PACCAR, Inc.	2,094	144,967
Parker-Hannifin Corp.	657	103,885
Stanley Black & Decker, Inc.	429	47,276
Timken Co.	22,452	843,746

		6,802,206

Media 0.3%
Charter Communications, Inc., Class A (e)	1,739	861,205

	Shares	Value
Media (continued)
Comcast Corp., Class A	23,806	$895,820

		1,757,025

Metals & Mining 0.7%
Newmont Corp.	44,727	2,660,362
Reliance Steel & Aluminum Co.	1,021	91,461
Southern Copper Corp.	25,369	822,970
Steel Dynamics, Inc.	1,287	31,236

		3,606,029

Multi-Utilities 1.4%
CenterPoint Energy, Inc.	4,673	79,581
Consolidated Edison, Inc.	18,198	1,434,003
Dominion Energy, Inc.	8,670	668,717
DTE Energy Co.	8,216	852,328
MDU Resources Group, Inc.	38,477	864,194
Public Service Enterprise Group, Inc.	10,316	523,124
Sempra Energy	5,167	639,933
WEC Energy Group, Inc.	20,177	1,827,027

		6,888,907

Multiline Retail 0.4%
Dollar General Corp.	4,983	873,520
Kohl’s Corp.	5,245	96,823
Target Corp.	8,204	900,307

		1,870,650

Oil, Gas & Consumable Fuels 2.3%
Cabot Oil & Gas Corp.	5,672	122,629
Chevron Corp.	7,764	714,288
ConocoPhillips	21,616	910,034
Devon Energy Corp.	20,261	252,655
EOG Resources, Inc.	15,537	738,163
Exxon Mobil Corp.	15,449	717,915
HollyFrontier Corp.	15,265	504,356
Kinder Morgan, Inc.	46,209	703,763
Kosmos Energy, Ltd.	504,534	832,481
Marathon Petroleum Corp.	30,284	971,511
Occidental Petroleum Corp.	48,919	812,055
ONEOK, Inc.	7,889	236,118
PBF Energy, Inc., Class A	15,785	179,949
Phillips 66	11,161	816,650
Pioneer Natural Resources Co.	3,889	347,326
Targa Resources Corp.	1,156	14,982
Valero Energy Corp.	16,850	1,067,447
Williams Cos., Inc.	72,096	1,396,499

		11,338,821

Personal Products 0.1%
Nu Skin Enterprises, Inc., Class A	16,793	490,524

Pharmaceuticals 1.8%
Allergan PLC	4,733	886,680
Bristol-Myers Squibb Co.	12,531	762,010

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Pharmaceuticals (continued)
Catalent, Inc. (e)	10,352	$715,841
Elanco Animal Health, Inc. (e)	15,776	389,825
Horizon Therapeutics PLC (e)	12,096	435,940
Jazz Pharmaceuticals PLC (e)	7,428	818,937
Johnson & Johnson	5,712	857,029
Merck & Co., Inc.	10,863	861,870
Mylan N.V. (e)	69,317	1,162,446
Perrigo Co. PLC	19,963	1,064,028
Pfizer, Inc.	23,666	907,828

		8,862,434

Professional Services 0.6%
CoreLogic, Inc.	26,446	1,016,055
IHS Markit, Ltd.	14,636	985,003
ManpowerGroup, Inc.	13,521	1,003,799

		3,004,857

Road & Rail 0.7%
CSX Corp.	12,223	809,529
Norfolk Southern Corp.	4,855	830,691
Schneider National, Inc., Class B	38,832	850,809
Uber Technologies, Inc. (e)	26,453	800,732

		3,291,761

Semiconductors & Semiconductor Equipment 1.4%
Analog Devices, Inc.	7,365	807,204
Applied Materials, Inc.	17,098	849,429
Intel Corp.	14,928	895,381
Lam Research Corp.	3,588	915,945
Micron Technology, Inc. (e)	17,665	845,977
Qorvo, Inc. (e)	13,180	1,292,035
Skyworks Solutions, Inc.	12,509	1,299,435

		6,905,406

Software 0.5%
Autodesk, Inc. (e)	4,865	910,387
Citrix Systems, Inc.	78	11,311
NortonLifeLock, Inc.	59,060	1,256,206
Nuance Communications, Inc. (e)	11,388	230,038
SS&C Technologies Holdings, Inc.	6,001	331,015

		2,738,957

Specialty Retail 0.9%
AutoNation, Inc. (e)	24,997	930,888
Best Buy Co., Inc.	17,708	1,358,735
Dick’s Sporting Goods, Inc.	30,037	882,788
Foot Locker, Inc.	11,960	306,535
Home Depot, Inc.	4,169	916,471

		4,395,417

Technology Hardware, Storage & Peripherals 0.5%
Dell Technologies, Inc., Class C (e)	19,654	839,029
HP, Inc.	58,976	914,718

	Shares	Value
Technology Hardware, Storage & Peripherals (continued)
Xerox Holdings Corp. (e)	49,816	$911,135

		2,664,882

Thrifts & Mortgage Finance 0.1%
MGIC Investment Corp.	75,588	552,548

Tobacco 0.3%
Altria Group, Inc.	19,726	774,246
Philip Morris International, Inc.	12,007	895,722

		1,669,968

Trading Companies & Distributors 0.3%
HD Supply Holdings, Inc. (e)	6,163	182,918
MSC Industrial Direct Co., Inc., Class A	6,743	402,152
WESCO International, Inc. (e)	36,163	935,537

		1,520,607

Water Utilities 0.0%‡
American Water Works Co., Inc.	1,029	125,219

Wireless Telecommunication Services 0.3%
T-Mobile U.S., Inc. (e)	7,440	653,232
Telephone & Data Systems Inc.	41,430	812,857
United States Cellular Corp. (e)	2,915	92,784

		1,558,873

Total Common Stocks (Cost $235,835,533)		256,275,213

Exchange-Traded Funds 4.4%
iShares Intermediate Government / Credit Bond ETF	106,373	12,395,646
iShares Russell 1000 Value ETF	29,631	3,267,410
iShares Russell Mid-Cap ETF	41,767	2,060,784
SPDR S&P 500 ETF Trust (f)	4,032	1,171,215
Vanguard Mid-Cap Value ETF	35,370	3,238,477

Total Exchange-Traded Funds (Cost $21,517,361)		22,133,532

	Principal Amount
Short-Term Investments 0.7%
Repurchase Agreements 0.5%
Fixed Income Clearing Corp. 0.00%, dated 4/30/20 due 5/1/20 Proceeds at Maturity $301,714 (Collateralized by United States Treasury Note with rate of 2.62% and maturity date 6/15/21, with Principal Amount of $305,000 and a Market Value of $316,388)	$301,714	301,714

22	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investments (continued)
Repurchase Agreements (continued)
RBC Capital Markets 0.02%, dated 4/30/20 due 5/1/20 Proceeds at Maturity $2,190,001 (Collateralized by United States Treasury Notes with a rates between 0.13% and 2.88% and a maturity dates between 4/15/21 and 11/15/27, with a Principal Amount of $2,062,900 and a Market Value of $2,233,843)	$2,190,000	$2,190,000

Total Repurchase Agreements (Cost $2,491,714)		2,491,714

	Shares
Unaffiliated Investment Company 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.19% (g)(h)	1,082,969	1,082,969

Total Unaffiliated Investment Company (Cost $1,082,969)		1,082,969

Total Short-Term Investments (Cost $3,574,683)		3,574,683

Total Investments (Cost $458,111,655)	96.4%	481,832,880
Other Assets, Less Liabilities	3.6	17,883,165
Net Assets	100.0%	$499,716,045
†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of April 30, 2020.

(c)	Fixed to floating rate—Rate shown was the rate in effect as of April 30, 2020.

(d)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of April 30, 2020.

(e)	Non-income producing security.

(f)

All or a portion of this security was held on loan. As of April 30, 2020, the aggregate market value of securities on loan was $1,002,757. The Fund received cash collateral with a value of $1,082,969 (See Note 2(I)).

(g)	Current yield as of April 30, 2020.

(h)	Represents a security purchased with cash collateral received for securities on loan.

Futures Contracts

As of April 30, 2020, the Fund held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
2-Year United States Treasury Note	40	June 2020	$8,746,425	$8,817,188	$70,763
5-Year United States Treasury Note	147	June 2020	17,864,108	18,446,203	582,095
10-Year United States Treasury Note	43	June 2020	5,703,364	5,979,687	276,323
10-Year United States Treasury Ultra Note	8	June 2020	1,244,264	1,256,250	11,986

Total Long Contracts					941,167

Short Contracts
United States Treasury Long Bond	(1)	June 2020	(179,467)	(181,031)	(1,564)
United States Treasury Ultra Bond	(13)	June 2020	(2,868,028)	(2,922,156)	(54,128)

Total Short Contracts					(55,692)

Net Unrealized Appreciation					$885,475

1.	As of April 30, 2020, cash in the amount of $149,770 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2020.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

LIBOR—London Interbank Offered Rate

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2020, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$23,910,149	$—	$23,910,149
Corporate Bonds	—	91,853,291	—	91,853,291
Foreign Government Bonds	—	1,213,194	—	1,213,194
Mortgage-Backed Securities	—	18,883,078	—	18,883,078
U.S. Government & Federal Agencies	—	63,989,740	—	63,989,740

Total Long-Term Bonds	—	199,849,452	—	199,849,452

Common Stocks	256,275,213	—	—	256,275,213
Exchange-Traded Funds	22,133,532	—	—	22,133,532
Short-Term Investments
Repurchase Agreements	—	2,491,714	—	2,491,714
Unaffiliated Investment Company	1,082,969	—	—	1,082,969

Total Short-Term Investments	1,082,969	2,491,714	—	3,574,683

Total Investments in Securities	279,491,714	202,341,166	—	481,832,880

Other Financial Instruments
Futures Contracts (b)	941,167	—	—	941,167

Total Investments in Securities and Other Financial Instruments	$280,432,881	$202,341,166	$—	$482,774,047

Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$(55,692)	$—	$—	$(55,692)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

24	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2020 (Unaudited)

Assets
Investment in securities, at value (identified cost $458,111,655) including securities on loan of $1,002,757	$481,832,880
Cash	20,076,702
Cash collateral on deposit at broker for futures contracts	149,770
Receivables:
Investment securities sold	7,533,739
Dividends and interest	1,217,444
Fund shares sold	137,334
Variation margin on futures contracts	15,576
Securities lending	1,631
Other assets	64,437

Total assets	511,029,513

Liabilities
Cash collateral received for securities on loan	1,082,969
Payables:
Investment securities purchased	9,339,736
Manager (See Note 3)	276,332
Fund shares redeemed	244,881
Transfer agent (See Note 3)	140,062
NYLIFE Distributors (See Note 3)	97,513
Shareholder communication	67,949
Professional fees	37,875
Custodian	16,412
Trustees	1,240
Accrued expenses	8,499

Total liabilities	11,313,468

Net assets	$499,716,045

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$17,880
Additional paid-in capital	490,846,015

490,863,895
Total distributable earnings (loss)	8,852,150

Net assets	$499,716,045

Class A
Net assets applicable to outstanding shares	$247,714,918

Shares of beneficial interest outstanding	8,866,548

Net asset value per share outstanding	$27.94
Maximum sales charge (3.00% of offering price)	0.86

Maximum offering price per share outstanding	$28.80

Investor Class
Net assets applicable to outstanding shares	$46,943,987

Shares of beneficial interest outstanding	1,678,637

Net asset value per share outstanding	$27.97
Maximum sales charge (3.00% of offering price)	0.87

Maximum offering price per share outstanding	$28.84

Class B
Net assets applicable to outstanding shares	$11,990,275

Shares of beneficial interest outstanding	431,354

Net asset value and offering price per share outstanding	$27.80

Class C
Net assets applicable to outstanding shares	$35,902,942

Shares of beneficial interest outstanding	1,292,095

Net asset value and offering price per share outstanding	$27.79

Class I
Net assets applicable to outstanding shares	$152,579,822

Shares of beneficial interest outstanding	5,446,966

Net asset value and offering price per share outstanding	$28.01

Class R1
Net assets applicable to outstanding shares	$69,683

Shares of beneficial interest outstanding	2,491

Net asset value and offering price per share outstanding (a)	$27.97

Class R2
Net assets applicable to outstanding shares	$2,388,996

Shares of beneficial interest outstanding	85,369

Net asset value and offering price per share outstanding	$27.98

Class R3
Net assets applicable to outstanding shares	$2,079,991

Shares of beneficial interest outstanding	74,498

Net asset value and offering price per share outstanding	$27.92

Class R6
Net assets applicable to outstanding shares	$45,431

Shares of beneficial interest outstanding	1,620

Net asset value and offering price per share outstanding	$28.04

(a)	The difference between the recalculated and stated NAV was caused by rounding.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Operations for the six months ended April 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$3,844,770
Interest	3,052,842
Securities lending	11,198
Other	14

Total income	6,908,824

Expenses
Manager (See Note 3)	1,906,790
Distribution/Service—Class A (See Note 3)	334,888
Distribution/Service—Investor Class (See Note 3)	62,448
Distribution/Service—Class B (See Note 3)	68,651
Distribution/Service—Class C (See Note 3)	206,984
Distribution/Service—Class R2 (See Note 3)	3,205
Distribution/Service—Class R3 (See Note 3)	5,686
Transfer agent (See Note 3)	422,462
Registration	67,035
Shareholder communication	50,572
Professional fees	46,469
Custodian	30,223
Trustees	7,087
Shareholder service (See Note 3)	2,950
Miscellaneous	17,874

Total expenses before waiver/reimbursement	3,233,324
Expense waiver/reimbursement from Manager (See Note 3)	(11,002)

Net expenses	3,222,322

Net investment income (loss)	3,686,502

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	(10,072,541)
Futures transactions	125,535

Net realized gain (loss) on investments and futures transactions	(9,947,006)

Net change in unrealized appreciation (depreciation) on:
Investments	(34,033,867)
Futures contracts	1,034,745

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(32,999,122)

Net realized and unrealized gain (loss) on investments and futures transactions	(42,946,128)

Net increase (decrease) in net assets resulting from operations	$(39,259,626)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $540.

26	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2020 (Unaudited) and the year ended October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,686,502	$8,788,586
Net realized gain (loss) on investments and futures transactions	(9,947,006)	13,932,201
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(32,999,122)	17,962,219

Net increase (decrease) in net assets resulting from operations	(39,259,626)	40,683,006

Distributions to shareholders:
Class A	(8,327,433)	(21,432,331)
Investor Class	(1,514,550)	(4,027,560)
Class B	(375,774)	(1,322,812)
Class C	(1,127,246)	(5,204,565)
Class I	(5,344,462)	(17,527,178)
Class R1	(31,709)	(133,373)
Class R2	(77,690)	(274,081)
Class R3	(60,214)	(274,626)
Class R6	(1,518)	(230,853)

Total distributions to shareholders	(16,860,596)	(50,427,379)

Capital share transactions:
Net proceeds from sale of shares	32,089,899	118,856,507
Net asset value of shares issued to shareholders in reinvestment of distributions	16,536,417	49,461,234
Cost of shares redeemed	(84,904,900)	(204,538,002)

Increase (decrease) in net assets derived from capital share transactions	(36,278,584)	(36,220,261)

Net increase (decrease) in net assets	(92,398,806)	(45,964,634)

Net Assets
Beginning of period	592,114,851	638,079,485

End of period	$499,716,045	$592,114,851

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class A	2020*		2019	2018		2017	2016		2015

Net asset value at beginning of period	$30.98		$31.49	$33.63		$31.27	$32.13		$34.91

Net investment income (loss) (a)	0.21		0.44	0.44		0.39	0.40		0.37

Net realized and unrealized gain (loss) on investments	(2.32)		1.58	(0.23)		2.80	0.79		0.03

Total from investment operations	(2.11)		2.02	0.21		3.19	1.19		0.40

Less distributions:

From net investment income	(0.26)		(0.46)	(0.48)		(0.39)	(0.40)		(0.32)

From net realized gain on investments	(0.67)		(2.07)	(1.87)		(0.44)	(1.65)		(2.86)

Total distributions	(0.93)		(2.53)	(2.35)		(0.83)	(2.05)		(3.18)

Net asset value at end of period	$27.94		$30.98	$31.49		$33.63	$31.27		$32.13

Total investment return (b)	(6.96%)		7.07%	0.48	%(c)	10.32%	3.95%		1.06%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.40	% ††	1.47%	1.35%		1.19%	1.30	%(d)	1.12%

Net expenses (e)	1.14	% ††	1.12%	1.10%		1.10%	1.11	%(f)	1.13%

Portfolio turnover rate	103%		194%	200%		191%	271%		201%

Net assets at end of period (in 000’s)	$247,715		$279,636	$265,314		$281,174	$240,565		$244,512

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.29%.
(e)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 1.12%.

	Six months ended April 30,		Year ended October 31,

Investor Class	2020*		2019	2018	2017	2016		2015

Net asset value at beginning of period	$31.01		$31.51	$33.65	$31.29	$32.14		$34.93

Net investment income (loss) (a)	0.17		0.38	0.38	0.34	0.35		0.32

Net realized and unrealized gain (loss) on investments	(2.32)		1.58	(0.23)	2.79	0.80		0.02

Total from investment operations	(2.15)		1.96	0.15	3.13	1.15		0.34

Less distributions:

From net investment income	(0.22)		(0.39)	(0.42)	(0.33)	(0.35)		(0.27)

From net realized gain on investments	(0.67)		(2.07)	(1.87)	(0.44)	(1.65)		(2.86)

Total distributions	(0.89)		(2.46)	(2.29)	(0.77)	(2.00)		(3.13)

Net asset value at end of period	$27.97		$31.01	$31.51	$33.65	$31.29		$32.14

Total investment return (b)	(7.05%)		6.79%	0.29%	10.13%	3.82%		0.91%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.15	% ††	1.26%	1.18%	1.05%	1.14	%(c)	0.98%

Net expenses (d)	1.38	% ††	1.33%	1.28%	1.26%	1.26	%(e)	1.27%

Expenses (before waiver/reimbursement) (d)	1.40	% ††	1.35%	1.30%	1.26%	1.26	%(e)	1.27%

Portfolio turnover rate	103%		194%	200%	191%	271%		201%

Net assets at end of period (in 000’s)	$46,944		$53,006	$51,128	$55,541	$81,762		$81,571

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.13%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.27%.

28	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class B	2020*		2019	2018		2017	2016		2015

Net asset value at beginning of period	$30.82		$31.35	$33.48		$31.15	$32.01		$34.81

Net investment income (loss) (a)	0.06		0.16	0.14		0.09	0.12		0.08

Net realized and unrealized gain (loss) on investments	(2.29)		1.54	(0.23)		2.78	0.79		0.01

Total from investment operations	(2.23)		1.70	(0.09)		2.87	0.91		0.09

Less distributions:

From net investment income	(0.12)		(0.16)	(0.17)		(0.10)	(0.12)		(0.03)

From net realized gain on investments	(0.67)		(2.07)	(1.87)		(0.44)	(1.65)		(2.86)

Total distributions	(0.79)		(2.23)	(2.04)		(0.54)	(1.77)		(2.89)

Net asset value at end of period	$27.80		$30.82	$31.35		$33.48	$31.15		$32.01

Total investment return (b)	(7.40%)		6.00%	(0.45	%)(c)	9.31%	3.03%		0.16%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.41	% ††	0.54%	0.43%		0.29%	0.40	%(d)	0.24%

Net expenses (e)	2.13	% ††	2.08%	2.03%		2.02%	2.01	%(f)	2.02%

Expenses (before waiver/reimbursement) (e)	2.15	% ††	2.10%	2.05%		2.02%	2.01	%(f)	2.02%

Portfolio turnover rate	103%		194%	200%		191%	271%		201%

Net assets at end of period (in 000’s)	$11,990		$15,049	$18,795		$24,551	$27,999		$30,702

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 0.39%.
(e)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 2.02%.

	Six months ended April 30,		Year ended October 31,

Class C	2020*		2019	2018		2017	2016		2015

Net asset value at beginning of period	$30.81		$31.33	$33.46		$31.13	$32.00		$34.79

Net investment income (loss) (a)	0.06		0.18	0.14		0.09	0.12		0.07

Net realized and unrealized gain (loss) on investments	(2.29)		1.53	(0.23)		2.78	0.78		0.03

Total from investment operations	(2.23)		1.71	(0.09)		2.87	0.90		0.10

Less distributions:

From net investment income	(0.12)		(0.16)	(0.17)		(0.10)	(0.12)		(0.03)

From net realized gain on investments	(0.67)		(2.07)	(1.87)		(0.44)	(1.65)		(2.86)

Total distributions	(0.79)		(2.23)	(2.04)		(0.54)	(1.77)		(2.89)

Net asset value at end of period	$27.79		$30.81	$31.33		$33.46	$31.13		$32.00

Total investment return (b)	(7.41%)		6.03%	(0.45	%)(c)	9.32%	3.00%		0.19%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.41	% ††	0.59%	0.43%		0.29%	0.40	%(d)	0.21%

Net expenses (e)	2.13	% ††	2.08%	2.03%		2.02%	2.01	%(f)	2.02%

Expenses (before waiver/reimbursement) (e)	2.15	% ††	2.10%	2.05%		2.02%	2.01	%(f)	2.02%

Portfolio turnover rate	103%		194%	200%		191%	271%		201%

Net assets at end of period (in 000’s)	$35,903		$45,437	$76,233		$94,447	$102,410		$108,936

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 0.39%.
(e)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 2.02%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class I	2020*		2019	2018	2017	2016		2015

Net asset value at beginning of period	$31.06		$31.56	$33.71	$31.35	$32.20		$34.99

Net investment income (loss) (a)	0.25		0.53	0.52	0.47	0.48		0.45

Net realized and unrealized gain (loss) on investments	(2.33)		1.57	(0.24)	2.80	0.79		0.02

Total from investment operations	(2.08)		2.10	0.28	3.27	1.27		0.47

Less distributions:

From net investment income	(0.30)		(0.53)	(0.56)	(0.47)	(0.47)		(0.40)

From net realized gain on investments	(0.67)		(2.07)	(1.87)	(0.44)	(1.65)		(2.86)

Total distributions	(0.97)		(2.60)	(2.43)	(0.91)	(2.12)		(3.26)

Net asset value at end of period	$28.01		$31.06	$31.56	$33.71	$31.35		$32.20

Total investment return (b)	(6.85%)		7.32%	0.70%	10.57%	4.23%		1.31%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.65	% ††	1.75%	1.61%	1.45%	1.55	%(c)	1.37%

Net expenses (d)	0.88	% ††	0.87%	0.85%	0.85%	0.86	%(e)	0.88%

Portfolio turnover rate	103%		194%	200%	191%	271%		201%

Net assets at end of period (in 000’s)	$152,580		$177,076	$217,380	$291,941	$296,970		$302,328

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.54%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.87%.

	Six months ended April 30,		Year ended October 31,

Class R1	2020*		2019	2018	2017	2016		2015

Net asset value at beginning of period	$31.02		$31.52	$33.66	$31.30	$32.16		$34.94

Net investment income (loss) (a)	0.25		0.50	0.49	0.44	0.44		0.43

Net realized and unrealized gain (loss) on investments	(2.35)		1.57	(0.24)	2.79	0.79		0.02

Total from investment operations	(2.10)		2.07	0.25	3.23	1.23		0.45

Less distributions:

From net investment income	(0.28)		(0.50)	(0.52)	(0.43)	(0.44)		(0.37)

From net realized gain on investments	(0.67)		(2.07)	(1.87)	(0.44)	(1.65)		(2.86)

Total distributions	(0.95)		(2.57)	(2.39)	(0.87)	(2.09)		(3.23)

Net asset value at end of period	$27.97		$31.02	$31.52	$33.66	$31.30		$32.16

Total investment return (b)	(6.88%)		7.22%	0.62%	10.47%	4.10%		1.24%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.68	% ††	1.67%	1.50%	1.35%	1.44	%(c)	1.31%

Net expenses (d)	0.98	% ††	0.97%	0.95%	0.95%	0.96	%(e)	0.98%

Portfolio turnover rate	103%		194%	200%	191%	271%		201%

Net assets at end of period (in 000’s)	$70		$1,286	$1,805	$2,016	$2,130		$1,969

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.43%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.97%.

30	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class R2	2020*		2019	2018		2017	2016		2015

Net asset value at beginning of period	$31.02		$31.53	$33.67		$31.26	$32.12		$34.91

Net investment income (loss) (a)	0.19		0.42	0.41		0.39	0.37		0.33

Net realized and unrealized gain (loss) on investments	(2.32)		1.56	(0.24)		2.81	0.78		0.02

Total from investment operations	(2.13)		1.98	0.17		3.20	1.15		0.35

Less distributions:

From net investment income	(0.24)		(0.42)	(0.44)		(0.35)	(0.36)		(0.28)

From net realized gain on investments	(0.67)		(2.07)	(1.87)		(0.44)	(1.65)		(2.86)

Total distributions	(0.91)		(2.49)	(2.31)		(0.79)	(2.01)		(3.14)

Net asset value at end of period	$27.98		$31.02	$31.53		$33.67	$31.26		$32.12

Total investment return (b)	(6.97%)		6.95%	0.37	%(c)	10.37%	3.85%		0.96%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.30	% ††	1.40%	1.26%		1.19%	1.21	%(d)	1.02%

Net expenses (e)	1.23	% ††	1.22%	1.20%		1.21%	1.21	%(f)	1.23%

Portfolio turnover rate	103%		194%	200%		191%	271%		201%

Net assets at end of period (in 000’s)	$2,389		$2,882	$3,496		$5,234	$38,233		$49,230

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.20%.
(e)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 1.22%.

	Six months ended April 30,		Year ended October 31,

Class R3	2020*		2019	2018	2017	2016		2015

Net asset value at beginning of period	$30.95		$31.45	$33.59	$31.25	$32.10		$34.89

Net investment income (loss) (a)	0.16		0.35	0.33	0.27	0.29		0.26

Net realized and unrealized gain (loss) on investments	(2.32)		1.56	(0.24)	2.78	0.80		0.01

Total from investment operations	(2.16)		1.91	0.09	3.05	1.09		0.27

Less distributions:

From net investment income	(0.20)		(0.34)	(0.36)	(0.27)	(0.29)		(0.20)

From net realized gain on investments	(0.67)		(2.07)	(1.87)	(0.44)	(1.65)		(2.86)

Total distributions	(0.87)		(2.41)	(2.23)	(0.71)	(1.94)		(3.06)

Net asset value at end of period	$27.92		$30.95	$31.45	$33.59	$31.25		$32.10

Total investment return (b)	(7.13%)		6.68%	0.12%	9.88%	3.63%		0.69%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.06	% ††	1.15%	1.00%	0.82%	0.94	%(c)	0.80%

Net expenses (d)	1.48	% ††	1.47%	1.45%	1.45%	1.46	%(e)	1.48%

Portfolio turnover rate	103%		194%	200%	191%	271%		201%

Net assets at end of period (in 000’s)	$2,080		$3,048	$3,880	$5,490	$3,548		$3,086

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.93%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.47%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

Class R6	Six months ended April 30, 2020*		Year ended October 31, 2019	December 15, 2017^ through October 31, 2018

Net asset value at beginning of period	$31.06		$31.57	$32.52

Net investment income (loss) (a)	0.31		0.53	0.48

Net realized and unrealized gain (loss) on investments	(2.38)		1.59	(0.95)

Total from investment operations	(2.07)		2.12	(0.47)

Less distributions:

From net investment income	(0.28)		(0.56)	(0.48)

From net realized gain on investments	(0.67)		(2.07)	—

Total distributions	(0.95)		(2.63)	(0.48)

Net asset value at end of period	$28.04		$31.06	$31.57

Total investment return (b)	(6.80%)		7.40%	(1.48%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.99	% ††	1.75%	1.65	% ††

Net expenses (c)	0.78	% ††	0.77%	0.76	% ††

Portfolio turnover rate	103%		194%	200%

Net assets at end of period (in 000’s)	$45		$14,697	$48

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

32	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-one funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Balanced Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has nine classes of shares registered for sale. Class I shares commenced operations on May 1, 1989. Class C shares commenced operations on December 30, 2002. Class A, Class B, Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Class R6 shares commenced operations on December 15, 2017.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fees. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to any fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisors or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if

33

Notes to Financial Statements (Unaudited) (continued)

appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2020 is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisors, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2020, no securities held by the Fund were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of

34	MainStay Balanced Fund

convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisors. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that

35

Notes to Financial Statements (Unaudited) (continued)

affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisors will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. Repurchase agreements as of April 30, 2020, are shown in the Portfolio of Investments.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. Open futures contracts held as of April 30, 2020, are shown in the Portfolio of Investments.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2020, the Fund had securities on loan with an aggregate market value of $1,002,757 and received cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $1,082,969.

(J)  Debt Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

Investments in the Fund are not guaranteed, even though some of the Fund’s underlying investments are guaranteed by the U.S. government

36	MainStay Balanced Fund

or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Fund’s investment. If interest rates rise, less of the debt may be prepaid and the Fund may lose money because the Fund may be unable to invest in higher yielding assets. The Fund is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.

(K)  LIBOR Replacement Risk.  The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize London Interbank Offered Rate (“LIBOR”), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities as well as to help manage the duration and yield curve positioning of the portfolio.

Fair value of derivative instruments as of April 30, 2020:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$941,167	$941,167

Total Fair Value		$941,167	$941,167

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$(55,692)	$(55,692)

Total Fair Value		$(55,692)	$(55,692)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2020:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$125,535	$125,535

Total Realized Gain (Loss)		$125,535	$125,535

37

Notes to Financial Statements (Unaudited) (continued)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$1,034,745	$1,034,745

Total Change in Unrealized Appreciation (Depreciation)		$1,034,745	$1,034,745

Average Notional Amount

	Interest Rate Contracts Risk	Total

Futures Contracts Long	$34,993,564	$34,993,564
Futures Contracts Short (a)	$(3,779,437)	$(3,779,437)

(a)	Positions were open four months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the equity portion of the Fund, pursuant to the terms of an Amended and Restated Subadvisory Agreement (a “Subadvisory Agreement”) between New York Life Investments and MacKay Shields, and NYL Investors LLC (“NYL Investors” or the “Subadvisor,” and, together with MacKay Shields, the “Subadvisors”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the fixed-income portion of the Fund, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and NYL Investors. New York Life Investments pays for the services of the Subadvisors.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $1 billion; 0.65% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the six-month period ended April 30, 2020, the effective management fee rate was 0.70%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the six-month period ended April 30, 2020, New York Life Investments earned fees from the Fund in the amount of $1,906,790 and waived its fees and/or reimbursed expenses, including the voluntary waiver/reimbursement of certain class-specific expenses, in the amount of $11,002 and paid MacKay Shields LLC and NYL Investors $500,438 and $407,644, respectively.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

38	MainStay Balanced Fund

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the six-month period ended April 30, 2020, shareholder service fees incurred by the Fund were as follows:

Class R1	$531
Class R2	1,282
Class R3	1,137

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2020 were $9,133 and $5,521, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the six-month period ended April 30, 2020, of $1,680, $3,698 and $1,344, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. Effective November 1, 2019, New York Life Investments contractually agreed to limit the transfer agency expenses charged to each of the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis (excluding small account fees) after deducting any other applicable expense cap reimbursements or transfer agency waivers. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2020, transfer agent expenses incurred by the Fund and any applicable waivers were as follows:

Class	Expense	Waived

Class A	$139,460	$—
Investor Class	92,779	(5,351)
Class B	25,430	(1,402)
Class C	76,694	(4,249)
Class I	84,987	—
Class R1	543	—
Class R2	1,334	—
Class R3	1,182	—
Class R6	53	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2020, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R6	$24,653	54.3%

Note 4–Federal Income Tax

As of April 30, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$463,979,155	$45,442,085	$(27,588,360)	$17,853,725

During the year ended October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019
Distributions paid from:
Ordinary Income	$18,181,156
Long-Term Capital Gain	32,246,223
Total	$50,427,379

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

39

Notes to Financial Statements (Unaudited) (continued)

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2020, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2020, purchases and sales of U.S. government securities were $129,623 and $180,910, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $428,862 and $443,814, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended April 30, 2020 and the year ended October 31, 2019, were as follows:

Class A	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	457,110	$13,571,591
Shares issued to shareholders in reinvestment of distributions	275,431	8,146,286
Shares redeemed	(996,919)	(28,912,711)

Net increase (decrease) in shares outstanding before conversion	(264,378)	(7,194,834)
Shares converted into Class A (See Note 1)	115,268	3,425,830
Shares converted from Class A (See Note 1)	(11,479)	(332,021)

Net increase (decrease)	(160,589)	$(4,101,025)

Year ended October 31, 2019:
Shares sold	1,889,678	$57,440,618
Shares issued to shareholders in reinvestment of distributions	719,630	20,905,646
Shares redeemed	(2,306,906)	(69,817,483)

Net increase (decrease) in shares outstanding before conversion	302,402	8,528,781
Shares converted into Class A (See Note 1)	341,737	10,325,984
Shares converted from Class A (See Note 1)	(43,333)	(1,315,002)

Net increase (decrease)	600,806	$17,539,763

Investor Class	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	100,066	$2,962,054
Shares issued to shareholders in reinvestment of distributions	50,835	1,509,827
Shares redeemed	(109,153)	(3,202,925)

Net increase (decrease) in shares outstanding before conversion	41,748	1,268,956
Shares converted into Investor Class (See Note 1)	22,894	655,710
Shares converted from Investor Class (See Note 1)	(95,583)	(2,863,881)

Net increase (decrease)	(30,941)	$(939,215)

Year ended October 31, 2019:
Shares sold	397,518	$12,159,006
Shares issued to shareholders in reinvestment of distributions	138,231	4,016,584
Shares redeemed	(402,455)	(12,308,674)

Net increase (decrease) in shares outstanding before conversion	133,294	3,866,916
Shares converted into Investor Class (See Note 1)	125,056	3,759,819
Shares converted from Investor Class (See Note 1)	(171,370)	(5,208,098)

Net increase (decrease)	86,980	$2,418,637

40	MainStay Balanced Fund

Class B	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	7,657	$210,318
Shares issued to shareholders in reinvestment of distributions	11,643	347,470
Shares redeemed	(46,484)	(1,323,199)

Net increase (decrease) in shares outstanding before conversion	(27,184)	(765,411)
Shares converted from Class B (See Note 1)	(29,736)	(855,899)

Net increase (decrease)	(56,920)	$(1,621,310)

Year ended October 31, 2019:
Shares sold	125,040	$3,831,074
Shares issued to shareholders in reinvestment of distributions	42,203	1,214,994
Shares redeemed	(207,357)	(6,286,677)

Net increase (decrease) in shares outstanding before conversion	(40,114)	(1,240,609)
Shares converted from Class B (See Note 1)	(71,170)	(2,113,858)

Net increase (decrease)	(111,284)	$(3,354,467)

Class C	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	38,333	$1,118,650
Shares issued to shareholders in reinvestment of distributions	36,178	1,079,237
Shares redeemed	(250,561)	(7,229,508)

Net increase (decrease) in shares outstanding before conversion	(176,050)	(5,031,621)
Shares converted from Class C (See Note 1)	(6,579)	(188,601)

Net increase (decrease)	(182,629)	$(5,220,222)

Year ended October 31, 2019:
Shares sold	163,787	$4,865,239
Shares issued to shareholders in reinvestment of distributions	174,755	5,024,650
Shares redeemed	(1,114,266)	(33,353,313)

Net increase (decrease) in shares outstanding before conversion	(775,724)	(23,463,424)
Shares converted from Class C (See Note 1)	(183,145)	(5,468,548)

Net increase (decrease)	(958,869)	$(28,931,972)

Class I	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	455,667	$13,723,568
Shares issued to shareholders in reinvestment of distributions	178,746	5,292,365
Shares redeemed	(893,734)	(26,738,788)

Net increase in shares outstanding before conversion	(259,321)	(7,722,855)
Shares converted into Class I (See Note 1)	5,066	158,862

Net increase (decrease)	(254,255)	$(7,563,993)

Year ended October 31, 2019:
Shares sold	828,633	$25,051,103
Shares issued to shareholders in reinvestment of distributions	598,614	17,425,537
Shares redeemed	(2,613,819)	(77,561,886)

Net increase (decrease) in shares outstanding before conversion	(1,186,572)	(35,085,246)
Shares converted into Class I (See Note 1)	655	19,703

Net increase (decrease)	(1,185,917)	$(35,065,543)

Class R1	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	933	$27,899
Shares issued to shareholders in reinvestment of distributions	1,034	31,709
Shares redeemed	(40,937)	(1,082,016)

Net increase (decrease)	(38,970)	$(1,022,408)

Year ended October 31, 2019:
Shares sold	2,561	$78,804
Shares issued to shareholders in reinvestment of distributions	4,592	133,388
Shares redeemed	(22,942)	(696,149)

Net increase (decrease)	(15,789)	$(483,957)

Class R2	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	4,288	$124,853
Shares issued to shareholders in reinvestment of distributions	2,364	70,143
Shares redeemed	(14,167)	(428,080)

Net increase (decrease)	(7,515)	$(233,084)

Year ended October 31, 2019:
Shares sold	22,580	$697,982
Shares issued to shareholders in reinvestment of distributions	8,237	239,391
Shares redeemed	(48,819)	(1,480,215)

Net increase (decrease)	(18,002)	$(542,842)

Class R3	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	10,932	$317,887
Shares issued to shareholders in reinvestment of distributions	1,955	57,862
Shares redeemed	(36,870)	(1,136,601)

Net increase (decrease)	(23,983)	$(760,852)

Year ended October 31, 2019:
Shares sold	18,175	$541,536
Shares issued to shareholders in reinvestment of distributions	9,327	270,055
Shares redeemed	(52,391)	(1,542,974)

Net increase (decrease)	(24,889)	$(731,383)

Class R6	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	1,055	$33,079
Shares issued to shareholders in reinvestment of distributions	51	1,518
Shares redeemed	(472,631)	(14,851,072)

Net increase (decrease)	(471,525)	$(14,816,475)

Year ended October 31, 2019 (a):
Shares sold	513,133	$14,191,145
Shares issued to shareholders in reinvestment of distributions	7,593	230,989
Shares redeemed	(49,102)	(1,490,631)

Net increase (decrease)	471,624	$12,931,503

(a)	The inception date of the class was December 15, 2017.

41

Notes to Financial Statements (Unaudited) (continued)

Note 10–Recent Accounting Pronouncements

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework— Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of April 30, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2020, events and transactions subsequent to April 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19 is uncertain and could adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

42	MainStay Balanced Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited)

The continuation of the Management Agreement with respect to the MainStay Balanced Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and each of MacKay Shields LLC (“MacKay”) and NYL Investors LLC (“NYL Investors”) with respect to the Fund (collectively, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments, MacKay and NYL Investors in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments, MacKay and/or NYL Investors that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments, MacKay and NYL Investors in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments, MacKay and NYL Investors personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to the Fund’s shareholders.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments, MacKay and NYL Investors; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments, MacKay and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments, MacKay and NYL Investors from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments, MacKay and/or NYL Investors. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments, MacKay and NYL Investors. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments, MacKay and NYL Investors resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of

43

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments, MacKay and NYL Investors

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of MacKay and NYL Investors, making recommendations to the Board as to whether the Subadvisory Agreements should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and NYL Investors and ongoing analysis of, and interactions with, MacKay and NYL Investors with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s and NYL Investors’ investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.

The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).

The Board also examined the nature, extent and quality of the investment advisory services that MacKay and NYL Investors provide to the Fund. The Board evaluated MacKay’s and NYL Investors’ experience in serving as subadvisor to the Fund and advising other portfolios and MacKay’s and NYL Investors’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and NYL Investors, and New York Life Investments’, MacKay’s and NYL Investors’ overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments, MacKay and NYL Investors believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay and NYL Investors. The Board reviewed MacKay’s and NYL Investors’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, generally placing greater emphasis on the Fund’s long-term performance track record. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

44	MainStay Balanced Fund

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to MacKay and NYL Investors as well as discussions between the Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments, MacKay or NYL Investors had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering the investment performance of the Fund, the Board noted that the Fund underperformed its peer funds for the one-, three- and five-year periods ended July 31, 2019, and performed in line with its peer funds for the ten-year period ended July 31, 2019. The Board considered its discussions with representatives from New York Life Investments, MacKay and NYL Investors regarding the Fund’s investment performance relative to that of its benchmark index and peer funds.

Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments, MacKay and NYL Investors

The Board considered information provided by New York Life Investments, MacKay and NYL Investors with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay and NYL Investors, due to their relationships with the Fund. Because MacKay and NYL Investors are affiliates of New York Life Investments whose subadvisory fees are paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments, MacKay and NYL Investors in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments, MacKay and NYL Investors and profits realized by New York Life Investments and its affiliates, including MacKay and NYL Investors, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board also considered the financial resources of New York Life Investments, MacKay and NYL Investors and acknowledged that New York Life Investments, MacKay and NYL Investors must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments, MacKay and NYL Investors to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments, MacKay and NYL Investors and their affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay and NYL Investors, due to their relationships with the Fund were not excessive.

45

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to MacKay and NYL Investors are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments, MacKay and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of

New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past six years.

Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.

46	MainStay Balanced Fund

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

47

Discussion of the Operation and Effectiveness of the Fund’s Liquidity Risk

Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund’s liquidity risk. The Board of Trustees of MainStay Funds Trust (the “Board”) designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments and (iii) the Fund’s investment strategy continues to be appropriate for an open-end fund.

In accordance with the Program, the Fund’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisors, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

48	MainStay Balanced Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

49

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay Short Term Bond Fund4

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund5

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund6

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund7

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund8

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.9

Brussels, Belgium

Candriam Luxembourg S.C.A.9

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC9

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC9

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective August 31, 2020, MainStay MacKay Infrastructure Bond Fund will be renamed MainStay MacKay U.S. Infrastructure Bond Fund.
4.	Formerly known as MainStay Indexed Bond Fund.
5.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
6.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
7.	Effective July 31, 2020, MainStay Growth Allocation Fund will be renamed MainStay Equity Allocation Fund.
8.	Effective July 31, 2020, MainStay Moderate Growth Allocation Fund will be named MainStay Growth Allocation Fund.
9.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1737577 MS086-20	MSBL10-06/20 (NYLIM) NL231

MainStay Candriam Emerging Markets Equity Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Financial markets experienced high levels of volatility in response to the spreading of a novel coronavirus, which causes the disease known as COVID-19, and a sharpening decline in global economic activity during the six months ended April 30, 2020.

After gaining ground during the first three and a half months of the reporting period, most broad stock and bond indices began to dip in late February as a growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crises; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment.

In the United States, with the number of reported U.S. COVID-19 cases continuing to rise, the Federal Reserve (“Fed”) cut interest rates twice and announced unlimited quantitative easing. In late March, the federal government declared a national emergency as unemployment claims increased by 22 million in a four-week period, and Congress passed and the President signed the CARES Act to provide a $2 trillion stimulus package, with the promise of further aid for consumers and businesses to come. Investors generally responded positively to the government’s fiscal and monetary measures, as well as prospects for a gradual lessening of restrictions on non-essential businesses. Accordingly, despite mounting signs of recession and rapidly rising unemployment levels, in April, markets regained some of the ground that they had lost in the previous month.

For the reporting period as a whole, U.S. equity indices produced broadly negative performance. Traditionally more volatile small- and mid-cap stocks were particularly hard hit, and value stocks tended to underperform their growth-oriented counterparts. The energy sector suffered the steepest declines due to weakening demand and an escalating petroleum price war between Saudi Arabia and Russia, the world’s second and third largest petroleum producers after the United States. Most other sectors sustained substantial, though milder losses.

The health care and information technology sectors, both of which rebounded strongly in April, generally ended the reporting period in positive territory. International equities followed patterns similar to those seen in the United States, with a decline in March followed by a partial recovery in April. Overall, however, U.S. stocks ended the reporting period with milder losses than those of most other developed and developing economies.

Fixed-income markets also experienced unusually high levels of volatility. Corporate bonds lost value in March before partly recovering in April, with speculative high-yield credit facing the brunt of risk-off investor sentiment. High-grade municipal bonds dipped briefly in mid-March before regaining most of the lost ground, outperforming lower-grade, higher-yielding municipal securities. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. At the opposite end of the fixed-income risk spectrum, emerging-market debt underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the curve of the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so that they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2020

Class	Sales Charge		Inception Date	Six Months	One Year	Since Inception	Gross Expense Ratio[2]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	11/15/2017	–10.76 –5.57%	–11.36 –6.20%	–8.47 –6.34%	1.80 1.80%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	11/15/2017	–10.70 –5.50	–11.39 –6.24	–8.58 –6.45	1.95 1.95
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	11/15/2017	–6.79 –5.86	–7.93 –7.01	–7.16 –7.16	2.70 2.70
Class I Shares	No Sales Charge		11/15/2017	–5.27	–5.90	–6.02	1.55
Class R6 Shares	No Sales Charge		11/15/2017	–5.30	–5.82	–5.98	1.45

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Since Inception

MSCI Emerging Markets Index[3]	–10.50%	–12.00%	–4.99%
Morningstar Diversified Emerging Markets Category Average[4]	–12.75	–12.93	–6.06

3.

The MSCI Emerging Markets Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.	The Morningstar Diversified Emerging Markets Category Average is representative of funds that tend to divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe. These portfolios invest predominantly in emerging market equities, but some funds also invest in both equities and fixed income investments from emerging markets. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Candriam Emerging Markets Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay Candriam Emerging Markets Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2019, to April 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2019, to April 30, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/19	Ending Account Value (Based on Actual Returns and Expenses) 4/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$944.30	$7.25	$1,017.40	$7.52	1.50%

Investor Class Shares	$1,000.00	$945.00	$7.54	$1,017.11	$7.82	1.56%

Class C Shares	$1,000.00	$941.40	$11.10	$1,013.43	$11.51	2.30%

Class I Shares	$1,000.00	$947.30	$5.57	$1,019.14	$5.77	1.15%

Class R6 Shares	$1,000.00	$947.00	$5.57	$1,019.14	$5.77	1.15%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of April 30, 2020 (Unaudited)

China	43.7%

Republic of Korea	12.6

Taiwan	11.8

India	7.3

Brazil	4.8

South Africa	4.6

Russia	4.5

United States	3.0

Poland	1.5

Peru	1.3

Hong Kong	1.1

Malaysia	0.9

Thailand	0.7%

Argentina	0.5

Canada	0.5

Chile	0.5

Turkey	0.4

Colombia	0.3

Egypt	0.3

Indonesia	0.2

Mexico	0.2

Philippines	0.2

Other Assets, Less Liabilities	–0.9

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings as of April 30, 2020 (excluding short-term investments) (Unaudited)

1.	Tencent Holdings, Ltd.

2.	Taiwan Semiconductor Manufacturing Co., Ltd.

3.	Alibaba Group Holding, Ltd., Sponsored ADR

4.	Samsung Electronics Co., Ltd.

5.	Naspers, Ltd., Class N
6.	China Construction Bank Corp., Class H

7.	Ping An Insurance Group Co. of China, Ltd., Class H

8.	Reliance Industries, Ltd.

9.	JD.com, Inc., ADR

10.	SK Hynix, Inc.

8	MainStay Candriam Emerging Markets Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by Jan Boudewijns, Philip Screve and Mohamed Lamine Saidi of Candriam Belgium, the Fund’s Subadvisor.

How did MainStay Candriam Emerging Markets Equity Fund perform relative to its benchmark and peer group during the six months ended April 30, 2020?

For the six months ended April 30, 2020, Class I shares of MainStay Candriam Emerging Markets Equity Fund returned –5.27%, outperforming the –10.50% return of the Fund’s primary benchmark, the MSCI Emerging Markets Index. Over the same period, Class I shares also outperformed the –12.75% return of the Morningstar Diversified Emerging Markets Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

After a strong 2019, 2020 started positively with the signing of a Phase I trade deal between the United States and China, and some expected monetary support from global central banks. Sentiment quickly turned negative, initiated by sudden geopolitical tensions between the United States and Iran, and gradually intensified over growing concerns regarding an outbreak of a novel coronavirus in China. As China took unprecedentedly strong quarantine measures, concerns regarding the impact of an expected Chinese recession on the global economy drove emerging market equities lower.

The situation escalated in February, when COVID-19 cases outside of China started to climb, especially in Italy, Iran and South Korea, heightening concerns in financial markets. As February drew to a close, global equities experienced one of the worst weekly declines since the 2008 global financial crisis, deepening the correction in most emerging markets. However, Asian markets performed relatively well, with China exhibiting gains driven by liquidity and sentiment, and the hope of policy stimulus to support growth.

The global market correction turned into a fierce bear market in March, as COVID-19 spread to become a global pandemic. Personal quarantine measures and the widespread cessation of production and travel brought global economic activity to a virtual standstill, hitting both supply and demand at the same time. Meanwhile, a price war between Saudi Arabia and Russia caused petroleum prices to plunge further even as global energy demand waned. Although parts of Asia, including China, Singapore and South Korea, managed to contain the virus, the outbreak widened to heavily affect Italy, Spain and eventually the United States. Global financial markets experienced high levels of volatility, while unprecedented monetary and fiscal support measures were announced to contain the health care and economic damage.

In this environment of expected global recession, deflation, and severe earnings downgrades, emerging markets as an asset class continued to underperform. While north Asian markets (China, followed by Taiwan and Korea) began to rebound in March—mainly due to more solid fundamentals, a higher exposure to technology and a quick containment of the virus outbreak—markets and currencies of more fundamentally weak economies, such as Indonesia, India and Turkey, along with commodity-dependent markets such as Brazil and Russia, suffered deeply. Not surprisingly, given this environment, defensive sectors like health care, communication and technology strongly outperformed cyclical sectors like financials, energy and materials.

In April, hope for gradual relief from lockdowns and unprecedented fiscal and monetary support prompted a strong, though partial, market recovery. Eleven emerging market central banks cut rates during the month. China saw a reopening of business and social life, and a gradual recovery of supply and demand—nearly back to capacity. India experienced a sharp rebound, thanks to the Reserve Bank of India’s efforts to counter the economic impact of the pandemic and lockdown. Taiwan experienced returning foreign inflows, prompted by a positive outlook for 5G mobile communications deployment, and a recovery of personal computer, server and smartphone demand, both of which helped the information technology sector. Underpinned by regional strengths, the markets of the Association of Southeast Asian Nations bounced back after strong underperformance in the first quarter of 2020. Emerging nations in Europe, the Middle East and Africa benefited from a recovering materials sector, despite South Africa’s debt being downgraded to junk. Latin America lagged due to some ineffective efforts to limit the coronavirus spread, as well as low oil prices and political turmoil in Brazil between the president and key members of his government.

In this challenging environment, the Fund outperformed the MSCI Emerging Markets Index, primarily due to the Fund’s relatively overweight exposure to Chinese securities and technology stocks, as well as a timely shift towards investments less sensitive to—or poised to benefit from—the quickly developing global pandemic. These included the Fund’s increased exposure to the health care and industrials sectors, the latter supported by increased infrastructure spending. Additionally, unprecedented monetary stimulus bolstered the Fund’s investments in a number of precious metals miners. Each of these positive factors was supported by the Fund’s bottom-up stock selection approach, which provided the foundation of its outperformance relative to the MSCI Emerging Markets Index during the reporting period.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

9

During the reporting period, which sectors and/or countries were the strongest positive contributors to the Fund’s relative performance and which sectors and/or countries were particularly weak?

Favorable stock selection in the information technology, materials and industrials sectors made the strongest positive sector contributions to the Fund’s performance relative to the MSCI Emerging Markets Index. (Contributions take weightings and total returns into account.) Allocation and stock selection in consumer staples, financials and energy were the most significant detractors from relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The strongest positive contributions to absolute performance came from holdings in Chinese provider of Internet, mobile and telecom services Tencent, Chinese e-commerce giant Alibaba Group Holding and Chinese healthcare information provider Alibaba Health Information Technology. Both Tencent and Alibaba benefitted from the need for increased social distancing, with online gaming and e-commerce in strong demand. Investors also continued to show strong interest in the platform offered by Alibaba Health Information Technology, combining big data with e-commerce in the medical world.

Brazilian oil and gas producer Petroleo Brasileiro detracted most from the Fund’s absolute performance as the stock suffered from lower oil prices and a weak Brazilian equities market. Other notably negative contributors to absolute performance included Indian financial company Bajaj Finance and Chinese coffeehouse chain Luckin Coffee. Bajaj Finance stock declined in response to growing asset-quality fears in the hard-hit Indian market. Luckin Coffee suffered due to allegations of fraud on the part of senior management. During the reporting period, we trimmed the Fund’s exposure to Petroleo Brasileiro, sold the entire position in Bajaj Finance and reduced exposure to Luckin Coffee before a trading halt kicked in.

What were some of the Fund’s largest purchases and sales during the reporting period?

During the reporting period, the Fund’s largest purchases included shares in South African media and Internet services provider Naspers, Chinese e-commerce company JD.com and Chinese health care information provider Alibaba Health Information Technology. Significant sales during the same period included shares in Chinese e-commerce giant Alibaba Group Holding, Brazilian oil and gas producer Petroleo Brasileiro, and Indian financial company Bajaj Finance.

How did the Fund’s sector and/or country weightings change during the reporting period?

During the reporting period, the Fund substantially increased its positions in the health care, materials and industrials sectors. Over the same period, the Fund decreased its sector weighting in financials and, to a lesser extent, consumer staples and energy.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2020, the Fund sectors most substantially overweight relative to the MSCI Emerging Markets Index included information technology, materials and health care. As of the same date, the Fund sectors most substantially underweight relative to the benchmark were consumer staples and financials. From a country perspective, the Fund held relatively large exposures in China, Russia and Poland, and relatively little exposure in Saudi Arabia, Thailand and Indonesia.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Candriam Emerging Markets Equity Fund

Portfolio of Investments April 30, 2020 (Unaudited)

	Shares	Value

Common Stocks 96.9%†
Argentina 0.5%
MercadoLibre, Inc. (Internet & Direct Marketing Retail) (a)	540	$315,095

Brazil 4.1%
Afya, Ltd., Class A (Diversified Consumer Services) (a)(b)	12,000	260,880
Banco BTG Pactual S.A. (Capital Markets)	32,000	248,920
Banco do Brasil S.A. (Banks)	34,000	178,194
Cosan S.A. (Oil, Gas & Consumable Fuels)	24,000	266,309
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes (Household Durables)	62,000	181,397
Equatorial Energia S.A. (Electric Utilities)	68,000	229,213
Localiza Rent a Car S.A. (Road & Rail)	34,000	213,770
Magazine Luiza S.A. (Multiline Retail)	44,000	402,141
Notre Dame Intermedica Participacoes S.A. (Health Care Providers & Services)	22,500	226,783
WEG S.A. (Electrical Equipment)	30,000	220,342
XP, Inc, Class A (Capital Markets) (a)	14,000	352,240

		2,780,189

Canada 0.5%
Pan American Silver Corp. (Metals & Mining)	15,000	318,600

Chile 0.5%
Sociedad Quimica y Minera de Chile S.A., Sponsored ADR (Chemicals)	14,000	319,200

China 43.7%
A-Living Services Co., Ltd., Class H (Commercial Services & Supplies) (c)	17,000	93,634
Aier Eye Hospital Group Co., Ltd., Class A (Health Care Providers & Services)	57,986	364,997
Alibaba Group Holding, Ltd., Sponsored ADR (Internet & Direct Marketing Retail) (a)	15,200	3,080,584
Alibaba Health Information Technology, Ltd. (Health Care Technology) (a)	280,300	678,288
Anhui Conch Cement Co., Ltd., Class H (Construction Materials)	72,000	566,527
ANTA Sports Products, Ltd. (Textiles, Apparel & Luxury Goods)	32,000	270,158
Baidu, Inc., Sponsored ADR (Interactive Media & Services) (a)	2,800	282,604
Bank of Ningbo Co., Ltd., Class A (Banks)	60,000	221,636
Bank of Shanghai Co., Ltd., Class A (Banks)	99,998	115,850
Baozun, Inc., Sponsored ADR (Internet & Direct Marketing Retail) (a)(b)	11,000	350,240
China Aoyuan Group, Ltd. (Real Estate Management & Development)	320,000	374,795
China Construction Bank Corp., Class H (Banks)	1,820,000	1,483,702

	Shares	Value

China (continued)
China Lesso Group Holdings, Ltd. (Building Products)	200,000	$284,295
China Merchants Bank Co., Ltd., Class H (Banks)	190,000	910,481
China Mobile, Ltd. (Wireless Telecommunication Services)	34,000	273,886
China National Building Material Co., Ltd., Class H (Construction Materials)	380,000	477,910
China Overseas Land & Investment, Ltd. (Real Estate Management & Development)	84,000	308,262
China Railway Group, Ltd., Class H (Construction & Engineering)	380,000	228,417
China Tower Corp., Ltd., Class H (Diversified Telecommunication Services) (c)	2,299,935	516,206
CNOOC, Ltd. (Oil, Gas & Consumable Fuels)	266,000	301,598
Contemporary Amperex Technology Co., Ltd., Class A (Electrical Equipment)	12,000	245,680
Country Garden Services Holdings Co., Ltd. (Commercial Services & Supplies) (b)	158,000	733,699
ENN Energy Holdings, Ltd. (Gas Utilities)	43,000	485,882
Geely Automobile Holdings, Ltd. (Automobiles)	59,971	93,757
Hangzhou Tigermed Consulting Co., Ltd., Class A (Life Sciences Tools & Services)	32,948	359,750
Hengli Petrochemical Co., Ltd., Class A (Chemicals)	170,000	340,622
Hundsun Technologies, Inc., Class A (Software)	36,985	538,142
JD.com, Inc., ADR (Internet & Direct Marketing Retail) (a)	24,000	1,034,400
Lepu Medical Technology Beijing Co., Ltd., Class A (Health Care Equipment & Supplies)	68,035	367,666
Li Ning Co., Ltd. (Textiles, Apparel & Luxury Goods)	70,000	220,768
Longfor Group Holdings, Ltd. (Real Estate Management & Development) (c)	120,000	607,546
Luckin Coffee, Inc., ADR (Hotels, Restaurants & Leisure) (a)(b)(d)	11,000	48,290
Luxshare Precision Industry Co., Ltd., Class A (Electronic Equipment, Instruments & Components)	75,988	509,776
Meituan Dianping, Class B (Internet & Direct Marketing Retail) (a)	22,000	294,563
NetEase, Inc., ADR (Entertainment)	1,600	551,936
New Oriental Education & Technology Group, Inc., Sponsored ADR (Diversified Consumer Services) (a)	4,000	510,640
Pinduoduo, Inc., ADR (Internet & Direct Marketing Retail) (a)	9,400	445,936
Ping An Insurance Group Co. of China, Ltd., Class H (Insurance)	140,000	1,439,278
Postal Savings Bank of China Co., Ltd., Class H (Banks) (c)	720,000	431,861

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
China (continued)
Sany Heavy Industry Co., Ltd., Class A (Machinery)	210,000	$585,145
Shandong Linglong Tyre Co., Ltd., Class A (Auto Components)	119,900	368,264
Shenzhen Inovance Technology Co., Ltd., Class A (Machinery)	28,000	129,953
Shimao Property Holdings, Ltd. (Real Estate Management & Development)	160,000	645,985
Silergy Corp. (Semiconductors & Semiconductor Equipment)	8,000	321,490
Sunny Optical Technology Group Co., Ltd. (Electronic Equipment, Instruments & Components)	36,000	511,267
Tencent Holdings, Ltd. (Interactive Media & Services)	62,000	3,334,924
Vipshop Holdings, Ltd., ADR (Internet & Direct Marketing Retail) (a)	25,000	398,250
Wuxi Biologics Cayman, Inc. (Life Sciences Tools & Services) (a)(c)	28,000	437,020
Xinyi Solar Holdings, Ltd. (Semiconductors & Semiconductor Equipment)	340,000	214,021
Yantai Jereh Oilfield Services Group Co., Ltd., Class A (Energy Equipment & Services)	45,000	159,016
Yealink Network Technology Corp., Ltd., Class A (Communications Equipment)	20,000	256,746
Yihai International Holding, Ltd. (Food Products) (a)	58,000	463,850
Yonyou Network Technology Co., Ltd., Class A (Software)	83,995	552,654
Zhejiang Dingli Machinery Co., Ltd., Class A (Machinery)	33,998	379,218
Zhongsheng Group Holdings, Ltd. (Specialty Retail)	85,000	343,180
ZTO Express Cayman, Inc., ADR (Air Freight & Logistics)	13,000	386,880

		29,932,125

Colombia 0.3%
Bancolombia S.A., Sponsored ADR (Banks)	9,000	234,900

Egypt 0.3%
Commercial International Bank Egypt S.A.E., GDR (Banks)	64,000	245,760

Hong Kong 1.1%
Nine Dragons Paper Holdings, Ltd. (Paper & Forest Products)	320,000	309,577
Techtronic Industries Co., Ltd. (Machinery)	14,000	106,637
Xinyi Glass Holdings, Ltd. (Auto Components)	305,900	355,519

		771,733

India 7.3%
Asian Paints, Ltd. (Chemicals)	14,100	330,837

	Shares	Value

India (continued)
Biocon, Ltd. (Biotechnology)	100,000	$471,536
Dr. Reddy’s Laboratories, Ltd. (Pharmaceuticals)	5,600	293,143
HDFC Bank, Ltd. (Banks)	12,000	159,797
Hindustan Unilever, Ltd. (Household Products)	12,000	352,354
Housing Development Finance Corp., Ltd. (Thrifts & Mortgage Finance)	19,000	484,810
ICICI Bank, Ltd. (Banks)	46,000	231,363
ICICI Lombard General Insurance Co., Ltd. (Insurance) (c)	12,000	203,422
Info Edge India, Ltd. (Interactive Media & Services)	7,000	240,118
JSW Steel, Ltd. (Metals & Mining)	60,000	145,416
Jubilant Foodworks, Ltd. (Hotels, Restaurants & Leisure)	7,000	150,734
Maruti Suzuki India, Ltd. (Automobiles)	2,000	142,300
Petronet LNG, Ltd. (Oil, Gas & Consumable Fuels)	150,000	483,987
Reliance Industries, Ltd. (Oil, Gas & Consumable Fuels)	68,000	1,325,681

		5,015,498

Indonesia 0.2%
PT Bank Central Asia Tbk (Banks)	60,000	104,269
PT Indofood Sukses Makmur Tbk (Food Products)	100,000	43,866

		148,135

Malaysia 0.9%
Dialog Group BHD (Energy Equipment & Services)	540,000	418,186
Hartalega Holdings BHD (Health Care Equipment & Supplies)	100,000	176,744

		594,930

Mexico 0.2%
Alsea S.A.B. de C.V. (Hotels, Restaurants & Leisure) (a)	140,000	114,900

Peru 1.3%
Credicorp, Ltd. (Banks)	1,800	268,236
Southern Copper Corp. (Metals & Mining)	19,000	616,360

		884,596

Philippines 0.2%
GT Capital Holdings, Inc. (Industrial Conglomerates)	13,000	116,822

Poland 1.5%
CD Projekt S.A. (Entertainment)	8,000	689,549
Dino Polska S.A. (Food & Staples Retailing) (a)(c)	8,600	361,926

		1,051,475

Republic of Korea 11.9%
Celltrion, Inc. (Biotechnology) (a)	2,200	380,073
Hotel Shilla Co., Ltd. (Specialty Retail)	1,800	125,865
Hyundai Marine & Fire Insurance Co., Ltd. (Insurance)	16,000	342,730

12	MainStay Candriam Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Republic of Korea (continued)
Hyundai Mobis Co., Ltd. (Auto Components)	500	$70,581
Kakao Corp. (Interactive Media & Services)	4,500	679,552
KB Financial Group, Inc. (Banks)	17,000	484,837
Koh Young Technology, Inc. (Semiconductors & Semiconductor Equipment)	900	59,904
Korea Investment Holdings Co., Ltd. (Capital Markets)	4,600	189,142
LG Household & Health Care, Ltd. (Personal Products)	260	295,753
NAVER Corp. (Interactive Media & Services)	2,800	453,855
NCSoft Corp. (Entertainment)	1,000	527,720
Orion Corp. (Food Products)	2,000	203,537
Samsung Biologics Co., Ltd. (Life Sciences Tools & Services) (a)(c)	700	333,785
Samsung Electro-Mechanics Co., Ltd. (Electronic Equipment, Instruments & Components)	1,400	130,412
Samsung Electronics Co., Ltd. (Technology Hardware, Storage & Peripherals)	61,000	2,503,180
Samsung SDI Co., Ltd. (Electronic Equipment, Instruments & Components)	1,400	328,614
Seegene, Inc. (Biotechnology)	829	63,207
SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	14,000	961,714

		8,134,461

Russia 4.5%
MMC Norilsk Nickel PJSC (Metals & Mining)	1,800	497,236
Polymetal International PLC (Metals & Mining)	36,000	740,208
Polyus PJSC (Metals & Mining) (a)	4,600	750,268
QIWI PLC, Sponsored ADR (IT Services)	10,000	122,200
Tatneft PJSC (Oil, Gas & Consumable Fuels)	36,000	267,026
TCS Group Holding PLC (Banks)	25,000	347,500
Yandex N.V., Class A (Interactive Media & Services) (a)	10,000	377,800

		3,102,238

South Africa 4.6%
AngloGold Ashanti, Ltd. (Metals & Mining)	30,000	752,124
Capitec Bank Holdings, Ltd. (Banks)	4,500	218,985
Impala Platinum Holdings, Ltd. (Metals & Mining)	35,000	211,864
Naspers, Ltd., Class N (Internet & Direct Marketing Retail)	12,600	1,970,578

		3,153,551

Taiwan 11.8%
Accton Technology Corp. (Communications Equipment)	65,400	478,352
Airtac International Group (Machinery)	32,700	636,702
ASPEED Technology, Inc. (Semiconductors & Semiconductor Equipment)	13,100	524,238
Chailease Holding Co., Ltd. (Diversified Financial Services)	170,000	654,583

	Shares	Value

Taiwan (continued)
E.Sun Financial Holding Co., Ltd. (Banks)	680,000	$624,283
Globalwafers Co., Ltd. (Semiconductors & Semiconductor Equipment)	8,000	103,576
Hon Hai Precision Industry Co., Ltd. (Electronic Equipment, Instruments & Components)	94,000	243,405
Largan Precision Co., Ltd. (Electronic Equipment, Instruments & Components)	2,000	276,428
MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	9,000	125,603
Powertech Technology, Inc. (Semiconductors & Semiconductor Equipment)	133,200	452,414
Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)	324,000	3,317,741
Win Semiconductors Corp. (Semiconductors & Semiconductor Equipment)	19,000	171,876
Wiwynn Corp. (Technology Hardware, Storage & Peripherals)	18,000	466,094

		8,075,295

Thailand 0.7%
Airports of Thailand PCL, NVDR (Transportation Infrastructure)	124,000	238,572
Srisawad Corp. PCL, NVDR (Consumer Finance)	140,000	232,576

		471,148

Turkey 0.4%
Turk Hava Yollari AO (Airlines) (a)	49,000	74,943
Turkiye Garanti Bankasi A/S (Banks) (a)	166,000	198,074

		273,017

United States 0.4%
EPAM Systems, Inc. (IT Services) (a)	1,200	265,068

Total Common Stocks (Cost $68,213,319)		66,318,736

Preferred Stocks 1.4%
Brazil 0.7%
Petroleo Brasileiro S.A. 3.24% (Oil, Gas & Consumable Fuels)	140,000	464,701

Republic of Korea 0.7%
Samsung Electronics Co., Ltd. 2.78% (Technology Hardware, Storage & Peripherals)	14,000	485,453

Total Preferred Stocks (Cost $1,551,733)		950,154

Short-Term Investments 2.6%
Affiliated Investment Company 1.3%
MainStay U.S. Government Liquidity Fund, 0.01% (e)	912,362	912,362

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Shares	Value
Short-Term Investments (continued)
Unaffiliated Investment Company 1.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.19% (e)(f)	867,330	$867,330

Total Short-Term Investments (Cost $1,779,692)		1,779,692

Total Investments (Cost $71,544,744)	100.9%	69,048,582
Other Assets, Less Liabilities	(0.9)	(615,985)
Net Assets	100.0%	$68,432,597

†	Percentages indicated are based on Fund net assets.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of April 30, 2020, the aggregate market value of securities on loan was $822,218. The Fund received cash collateral with a value of $867,330 (See Note 2(I)).

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2020, the total market value of fair valued security was $48,290, which represented 0.1% of the Fund’s net assets.

(e)	Current yield as of April 30, 2020.

(f)	Represents a security purchased with cash collateral received for securities on loan.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non-Voting Depositary Receipt

PCL—Provision for Credit Losses

The following is a summary of the fair valuations according to the inputs used as of April 30, 2020, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$66,270,446	$48,290	$—	$66,318,736
Preferred Stocks	950,154	—	—	950,154
Short-Term Investments
Affiliated Investment Company	912,362	—	—	912,362
Unaffiliated Investment Company	867,330	—	—	867,330

Total Short-Term Investments	1,779,692	—	—	1,779,692

Total Investments in Securities	$69,000,292	$48,290	$—	$69,048,582

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

14	MainStay Candriam Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of the Fund’s investments by industry.

Industry Diversification

	Value	Percent †
Air Freight & Logistics	$386,880	0.6%
Airlines	74,943	0.1
Auto Components	794,364	1.2
Automobiles	236,057	0.3
Banks	6,459,728	9.4
Biotechnology	914,816	1.3
Building Products	284,295	0.4
Capital Markets	790,302	1.2
Chemicals	990,659	1.5
Commercial Services & Supplies	827,333	1.2
Communications Equipment	735,098	1.1
Construction & Engineering	228,417	0.3
Construction Materials	1,044,437	1.5
Consumer Finance	232,576	0.3
Diversified Consumer Services	771,520	1.1
Diversified Financial Services	654,583	1.0
Diversified Telecommunication Services	516,206	0.8
Electric Utilities	229,213	0.3
Electrical Equipment	466,022	0.7
Electronic Equipment, Instruments & Components	1,999,902	2.9
Energy Equipment & Services	577,202	0.8
Entertainment	1,769,205	2.6
Food & Staples Retailing	361,926	0.5
Food Products	711,253	1.0
Gas Utilities	485,882	0.7
Health Care Equipment & Supplies	544,410	0.8
Health Care Providers & Services	591,780	0.9
Health Care Technology	678,288	1.0
Hotels, Restaurants & Leisure	313,924	0.5
Household Durables	181,397	0.3
Household Products	352,354	0.5
Industrial Conglomerates	116,822	0.2
Insurance	1,985,430	2.9
Interactive Media & Services	5,368,853	7.8
Internet & Direct Marketing Retail	7,889,646	11.5
IT Services	387,268	0.6
Life Sciences Tools & Services	1,130,555	1.7
Machinery	1,837,655	2.7
Metals & Mining	4,032,076	5.9
Multiline Retail	402,141	0.6
Oil, Gas & Consumable Fuels	3,109,302	4.5
Paper & Forest Products	309,577	0.5
Personal Products	295,753	0.4
Pharmaceuticals	293,143	0.4
Real Estate Management & Development	1,936,588	2.8
Road & Rail	213,770	0.3
Semiconductors & Semiconductor Equipment	6,252,577	9.1

	Value	Percent †
Software	$1,090,796	1.6%
Specialty Retail	469,045	0.7
Technology Hardware, Storage & Peripherals	3,454,727	5.1
Textiles, Apparel & Luxury Goods	490,926	0.7
Thrifts & Mortgage Finance	484,810	0.7
Transportation Infrastructure	238,572	0.4
Wireless Telecommunication Services	273,886	0.4

	67,268,890	98.3
Short-Term Investments	1,779,692	2.6
Other Assets, Less Liabilities	(615,985)	–0.9

Net Assets	$68,432,597	100.0%

†	Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Assets and Liabilities as of April 30, 2020 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $70,632,382) including securities on loan of $822,218	$68,136,220
Investment in affiliated investment company, at value (identified cost $912,362)	912,362
Cash denominated in foreign currencies (identified cost $615,970)	616,650
Receivables:
Investment securities sold	585,885
Dividends	85,345
Securities lending	1,420
Other assets	35,618

Total assets	70,373,500

Liabilities
Cash collateral received for securities on loan	867,330
Payables:
Investment securities purchased	938,666
Manager (See Note 3)	38,559
Professional fees	34,397
Custodian	21,929
Offering costs	7,894
Shareholder communication	7,638
Transfer agent (See Note 3)	530
NYLIFE Distributors (See Note 3)	327
Accrued expenses	23,633

Total liabilities	1,940,903

Net assets	$68,432,597

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$8,206
Additional paid-in capital	89,074,796

89,083,002
Total distributable earnings (loss)	(20,650,405)

Net assets	$68,432,597

Class A
Net assets applicable to outstanding shares	$554,257

Shares of beneficial interest outstanding	66,662

Net asset value per share outstanding	$8.31
Maximum sales charge (5.50% of offering price)	0.48

Maximum offering price per share outstanding	$8.79

Investor Class
Net assets applicable to outstanding shares	$378,233

Shares of beneficial interest outstanding	45,515

Net asset value per share outstanding	$8.31
Maximum sales charge (5.50% of offering price)	0.48

Maximum offering price per share outstanding	$8.79

Class C
Net assets applicable to outstanding shares	$191,869

Shares of beneficial interest outstanding	23,299

Net asset value and offering price per share outstanding	$8.24

Class I
Net assets applicable to outstanding shares	$38,266

Shares of beneficial interest outstanding	4,561

Net asset value and offering price per share outstanding	$8.39

Class R6
Net assets applicable to outstanding shares	$67,269,972

Shares of beneficial interest outstanding	8,065,698

Net asset value and offering price per share outstanding	$8.34

16	MainStay Candriam Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$371,326
Dividends-affiliated	6,798
Securities lending	2,217

Total income	380,341

Expenses
Manager (See Note 3)	303,621
Custodian	72,371
Professional fees	41,495
Registration	40,554
Shareholder communication	3,132
Transfer agent (See Note 3)	1,753
Distribution/Service—Class A (See Note 3)	336
Distribution/Service—Investor Class (See Note 3)	380
Distribution/Service—Class C (See Note 3)	652
Trustees	679
Miscellaneous	5,640

Total expenses before waiver/reimbursement	470,613
Expense waiver/reimbursement from Manager (See Note 3)	(119,610)

Net expenses	351,003

Net investment income (loss)	29,338

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions (b)	(3,412,145)
Foreign currency forward transactions	777
Foreign currency transactions	(116,356)

Net realized gain (loss) on investments and foreign currency transactions	(3,527,724)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments (c)	(5,055,416)
Translation of other assets and liabilities in foreign currencies	(2,334)

Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(5,057,750)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(8,585,474)

Net increase (decrease) in net assets resulting from operations	$(8,556,136)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $55,101.

(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $19,130.

(c)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $92,786.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statements of Changes in Net Assets

for the six months ended April 30, 2020 (Unaudited) and the year ended October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$29,338	$717,176
Net realized gain (loss) on investments and foreign currency transactions	(3,527,724)	(5,585,530)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(5,057,750)	13,564,055

Net increase (decrease) in net assets resulting from operations	(8,556,136)	8,695,701

Distributions to shareholders:
Class A	(1,543)	(159)
Investor Class	(2,383)	(455)
Class C	(915)	—
Class I	(627)	(62,489)
Class R6	(1,023,064)	(536,251)

Total distributions to shareholders	(1,028,532)	(599,354)

Capital share transactions:
Net proceeds from sale of shares	46,039,457	10,446,429
Net asset value of shares issued to shareholders in reinvestment of distributions	1,028,532	536,641
Cost of shares redeemed	(18,455,337)	(40,479,438)

Increase (decrease) in net assets derived from capital share transactions	28,612,652	(29,496,368)

Net increase (decrease) in net assets	19,027,984	(21,400,021)

Net Assets
Beginning of period	49,404,613	70,804,634

End of period	$68,432,597	$49,404,613

18	MainStay Candriam Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class A	Six months ended April 30, 2020*		Year ended October 31, 2019	November 15, 2017^ through October 31, 2018

Net asset value at beginning of period	$8.97		$7.98	$10.00

Net investment income (loss) (a)	(0.01)		0.10	0.05

Net realized and unrealized gain (loss) on investments	(0.46)		0.94	(2.04)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.01)	(0.03)

Total from investment operations	(0.48)		1.03	(2.02)

Less distributions:

From net investment income	(0.18)		(0.04)	—

Net asset value at end of period	$8.31		$8.97	$7.98

Total investment return (b)	(5.57%)		12.96%	(20.20%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.14	%)††	1.18%	0.51	% ††

Net expenses (c)	1.50	% ††	1.50%	1.50	% ††

Expenses (before waiver/reimbursement) (c)	1.89	% ††	1.77%	1.89	% ††

Portfolio turnover rate	78%		107%	80%

Net assets at end of period (in 000’s)	$554		$77	$35

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Investor Class	Six months ended April 30, 2020*		Year ended October 31, 2019	November 15, 2017^ through October 31, 2018

Net asset value at beginning of period	$8.95		$7.97	$10.00

Net investment income (loss) (a)	(0.01)		0.07	0.05

Net realized and unrealized gain (loss) on investments	(0.46)		0.95	(2.05)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.01)	(0.03)

Total from investment operations	(0.48)		1.01	(2.03)

Less distributions:

From net investment income	(0.16)		(0.03)	—

Net asset value at end of period	$8.31		$8.95	$7.97

Total investment return (b)(c)	(5.50%)		12.71%	(20.30%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.30	%)††	0.76%	0.53	% ††

Net expenses (d)	1.56	% ††	1.66%	1.68	% ††

Expenses (before waiver/reimbursement) (d)	1.95	% ††	1.92%	2.03	% ††

Portfolio turnover rate	78%		107%	80%

Net assets at end of period (in 000’s)	$378		$121	$108

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

Class C	Six months ended April 30, 2020*		Year ended October 31, 2019	November 15, 2017^ through October 31, 2018

Net asset value at beginning of period	$8.85		$7.91	$10.00

Net investment income (loss) (a)	(0.04)		(0.01)	0.00	‡

Net realized and unrealized gain (loss) on investments	(0.45)		0.96	(2.06)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.01)	(0.03)

Total from investment operations	(0.50)		0.94	(2.09)

Less distributions:

From net investment income	(0.11)		—	—

Net asset value at end of period	$8.24		$8.85	$7.91

Total investment return (b)	(5.86%)		11.88%	(20.90%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.97	%)††	(0.13%)	0.04	% ††

Net expenses (c)	2.30	% ††	2.40%	2.44	% ††

Expenses (before waiver/reimbursement) (c)	2.69	% ††	2.67%	2.73	% ††

Portfolio turnover rate	78%		107%	80%

Net assets at end of period (in 000’s)	$192		$56	$93

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class I	Six months ended April 30, 2020*		Year ended October 31, 2019	November 15, 2017^ through October 31, 2018

Net asset value at beginning of period	$8.99		$8.00	$10.00

Net investment income (loss) (a)	0.01		(0.02)	0.03

Net realized and unrealized gain (loss) on investments	(0.46)		1.08	(2.01)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.01)	(0.02)

Total from investment operations	(0.46)		1.05	(2.00)

Less distributions:

From net investment income	(0.14)		(0.06)	(0.00	)‡

Net asset value at end of period	$8.39		$8.99	$8.00

Total investment return (b)	(5.27%)		13.28%	(19.99%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.12	% ††	(0.26%)	0.34	% ††

Net expenses (c)	1.15	% ††	1.15%	1.19	% ††

Expenses (before waiver/reimbursement) (c)	1.71	% ††	1.52%	1.79	% ††

Portfolio turnover rate	78%		107%	80%

Net assets at end of period (in 000’s)	$38		$40	$7,934

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

20	MainStay Candriam Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class R6	Six months ended April 30, 2020*		Year ended October 31, 2019	November 15, 2017^ through October 31, 2018

Net asset value at beginning of period	$9.00		$8.01	$10.00

Net investment income (loss) (a)	0.00	‡	0.10	0.14

Net realized and unrealized gain (loss) on investments	(0.45)		0.96	(2.10)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.01)	(0.03)

Total from investment operations	(0.46)		1.05	(1.99)

Less distributions:

From net investment income	(0.20)		(0.06)	(0.00	)‡

Net asset value at end of period	$8.34		$9.00	$8.01

Total investment return (b)	(5.30%)		13.29%	(19.89%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.10	% ††	1.11%	1.54	% ††

Net expenses (c)	1.15	% ††	1.15%	1.15	% ††

Expenses (before waiver/reimbursement) (c)	1.54	% ††	1.42%	1.43	% ††

Portfolio turnover rate	78%		107%	80%

Net assets at end of period (in 000’s)	$67,270		$49,111	$62,635

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-one funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Candriam Emerging Markets Equity Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has five classes of shares registered for sale. Class A, Investor Class, Class C, Class I and Class R6 shares have an inception date of November 15, 2017.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or

22	MainStay Candriam Emerging Markets Equity Fund

liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2020 is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2020, no securities held by the Fund were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2020, no foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. In addition, because closed-end funds and ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use

23

Notes to Financial Statements (Unaudited) (continued)

of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (since inception) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the

Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in closed-end funds, ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in closed-end funds, ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of closed-end funds, ETFs and mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Offering and Organization Costs.  Costs were incurred by the Fund in connection with the commencement of the Fund’s operations. Offering costs are being amortized on a straight line basis over twelve months. Organizational expenses are expensed when incurred.

(H)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities

24	MainStay Candriam Emerging Markets Equity Fund

lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2020, the Fund had securities on loan with an aggregate market value of $822,218 and received cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $867,330.

(J)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of April 30, 2020, the Fund did not hold any foreign currency forward contracts.

(K)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. For example, the Fund’s portfolio has significant investments in the Asia-Pacific region. The development and stability of the Asia-Pacific region can be adversely affected by, among

25

Notes to Financial Statements (Unaudited) (continued)

other regional and global developments, trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. Some Asia-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles and less liquid markets than developed countries.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(N)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2020:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total

Forward Contracts	Net realized gain (loss) on foreign currency forward transactions	$777	$777

Total Realized Gain (Loss)		$777	$777

Average Notional Amount

	Foreign Exchange Contracts Risk	Total

Forward Contracts Long(a)	$58,063	$58,063

Forward Contracts Short(a)	$(27,196)	$(27,196)

(a)	Positions were open less than one month during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management
Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Candriam Belgium S.A. (“Candriam Belgium” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Candriam Belgium, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 1.00% up to $1 billion and 0.975% in excess of $1 billion. During the six-month period ended April 30, 2020, the effective management fee rate was 1.00%, exclusive of any applicable waivers/reimbursements.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 1.50%; and Class I, 1.15% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement, to Investor Class and Class C. In addition, New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 shares do not exceed those of Class I. These agreements will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the six-month period ended April 30, 2020, New York Life Investments earned fees from the Fund in the amount of $303,621 and waived its fees and/or reimbursed expenses in the amount of $119,610 and paid the Subadvisor fees in the amount of $92,006.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

26	MainStay Candriam Emerging Markets Equity Fund

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Investor Class shares during the six-month period ended April 30, 2020 were $91.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New

York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. Effective November 1, 2019, New York Life Investments contractually agreed to limit the transfer agency expenses charged to each of the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis (excluding small account fees) after deducting any other applicable expense cap reimbursements or transfer agency waivers. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2020, transfer agent expenses incurred by the Fund and any applicable waivers were as follows:

Class	Expense	Waived
Class A	$185	$—
Investor Class	238	—
Class C	103	—
Class I	28	—
Class R6	1,199	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period

MainStay U.S. Government Liquidity Fund	$133	$58,697	$(57,918)	$—	$—	$912	$7	$—	912

(G)  Capital.  As of April 30, 2020, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class A	$23,399	4.2%
Class C	23,195	12.1
Class I	23,499	61.4
Class R6	23,492	0.0	‡

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

As of April 30, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative con-

tracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$72,829,242	$4,088,277	$(7,868,937)	$(3,780,660)

As of October 31, 2019, for federal income tax purposes, capital loss carryforwards of $13,304,015 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is

27

Notes to Financial Statements (Unaudited) (continued)

probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or have expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$10,660	$2,644

During the year ended October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019

Distributions paid from:
Ordinary Income	$599,354

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2020, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2020, purchases and sales of securities, other than short-term securities, were $72,265 and $45,373, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended April 30, 2020 and the year ended October 31, 2019, were as follows:

Class A	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	50,578	$468,007
Shares issued to shareholders in reinvestment of distributions	168	1,543
Shares redeemed	(4,446)	(32,778)

Net increase (decrease) in shares outstanding before conversion	46,300	436,772
Shares converted into Class A (See Note 1)	11,784	81,191

Net increase (decrease)	58,084	$517,963

Year ended October 31, 2019:
Shares sold	9,107	$80,841
Shares issued to shareholders in reinvestment of distributions	8	62
Shares redeemed	(4,448)	(39,658)

Net increase (decrease) in shares outstanding before conversion	4,667	41,245
Shares converted into Class A (See Note 1)	319	2,484
Shares converted from Class A (See Note 1)	(757)	(6,585)

Net increase (decrease)	4,229	$37,144

Investor Class	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	64,249	$604,189
Shares issued to shareholders in reinvestment of distributions	251	2,383
Shares redeemed	(20,681)	(197,898)

Net increase (decrease) in shares outstanding before conversion	43,819	408,674
Shares converted from Investor Class (See Note 1)	(11,784)	(81,191)

Net increase (decrease)	32,035	$327,483

Year ended October 31, 2019:
Shares sold	6,007	$50,907
Shares issued to shareholders in reinvestment of distributions	49	383
Shares redeemed	(6,840)	(60,536)

Net increase (decrease) in shares outstanding before conversion	(784)	(9,246)
Shares converted into Investor Class (See Note 1)	1,063	9,216
Shares converted from Investor Class (See Note 1)	(319)	(2,484)

Net increase (decrease)	(40)	$(2,514)

28	MainStay Candriam Emerging Markets Equity Fund

Class C	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	16,951	$158,187
Shares issued to shareholders in reinvestment of distributions	100	915
Shares redeemed	(22)	(205)

Net increase (decrease)	17,029	$158,897

Year ended October 31, 2019:
Shares sold	3,371	$29,814
Shares redeemed	(8,543)	(70,658)

Net increase (decrease) in shares outstanding before conversion	(5,172)	(40,844)
Shares converted from Class C (See Note 1)	(307)	(2,631)

Net increase (decrease)	(5,479)	$(43,475)

Class I	Shares	Amount
Six-month period ended April 30, 2020:
Shares issued to shareholders in reinvestment of distributions	68	$627

Net increase (decrease)	68	$627

Year ended October 31, 2019:
Shares sold	2,759	$26,188
Shares issued to shareholders in reinvestment of distributions	14	108
Shares redeemed	(990,000)	(8,621,993)

Net increase (decrease)	(987,227)	$(8,595,697)

Class R6	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	4,673,599	$44,809,074
Shares issued to shareholders in reinvestment of distributions	110,841	1,023,064
Shares redeemed	(2,176,034)	(18,224,456)

Net increase (decrease)	2,608,406	$27,607,682

Year ended October 31, 2019:
Shares sold	1,235,514	$10,258,679
Shares issued to shareholders in reinvestment of distributions	68,291	536,088
Shares redeemed	(3,669,682)	(31,686,593)

Net increase (decrease)	(2,365,877)	$(20,891,826)

Note 10–Recent Accounting Pronouncements

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement

(“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of April 30, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2020, events and transactions subsequent to April 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19 is uncertain and could adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay Candriam Emerging Markets Equity Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Candriam Belgium S.A. (“Candriam Belgium”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and Candriam Belgium in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Candriam Belgium that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and Candriam Belgium in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and Candriam Belgium personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to the Fund’s shareholders.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Candriam Belgium; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and Candriam Belgium; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Candriam Belgium from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or Candriam Belgium. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Candriam Belgium. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Candriam Belgium resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment

30	MainStay Candriam Emerging Markets Equity Fund

options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and Candriam Belgium

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of Candriam Belgium, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of Candriam Belgium and ongoing analysis of, and interactions with, Candriam Belgium with respect to, among other things, the Fund’s investment performance and risks as well as Candriam Belgium’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.

The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).

The Board also examined the nature, extent and quality of the investment advisory services that Candriam Belgium provides to the Fund. The Board evaluated Candriam Belgium’s experience in serving as subadvisor to the Fund and advising other portfolios and Candriam Belgium’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Candriam Belgium, and New York Life Investments’ and Candriam Belgium’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments and Candriam Belgium believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Candriam Belgium. The Board reviewed Candriam Belgium’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, recognizing that the Fund had not been in operation for a sufficient time period to establish a long-term investment performance track record. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to Candriam Belgium as well as discussions between the Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Candriam Belgium had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering the investment performance of the Fund, the Board noted that the Fund underperformed its peer funds for the one-year period ended July 31, 2019. The Board considered its discussions with representatives from New York Life Investments and Candriam Belgium regarding the Fund’s investment performance relative to that of its benchmark index and peer funds.

Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Candriam Belgium

The Board considered information provided by New York Life Investments and Candriam Belgium with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including Candriam Belgium, due to their relationships with the Fund. Because Candriam Belgium is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and Candriam Belgium in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and Candriam Belgium and profits realized by New York Life Investments and its affiliates, including Candriam Belgium, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and Candriam Belgium and acknowledged that New York Life Investments and Candriam Belgium must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Candriam Belgium to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and Candriam Belgium and their affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including Candriam Belgium, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to Candriam Belgium is paid by New York Life Investments, not the Fund. The Board also considered the

32	MainStay Candriam Emerging Markets Equity Fund

reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Candriam Belgium on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past six years.

Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

33

Discussion of the Operation and Effectiveness of the Fund’s Liquidity Risk

Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund’s liquidity risk. The Board of Trustees of MainStay Funds Trust (the “Board”) designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments and (iii) the Fund’s investment strategy continues to be appropriate for an open-end fund.

In accordance with the Program, the Fund’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

34	MainStay Candriam Emerging Markets Equity Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

35

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay Short Term Bond Fund4

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund5

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund6

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund7

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund8

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.9

Brussels, Belgium

Candriam Luxembourg S.C.A.9

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC9

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC9

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective August 31, 2020, MainStay MacKay Infrastructure Bond Fund will be renamed MainStay MacKay U.S. Infrastructure Bond Fund.
4.	Formerly known as MainStay Indexed Bond Fund.
5.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
6.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
7.	Effective July 31, 2020, MainStay Growth Allocation Fund will be renamed MainStay Equity Allocation Fund.
8.	Effective July 31, 2020, MainStay Moderate Growth Allocation Fund will be named MainStay Growth Allocation Fund.
9.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1776899 MS086-20	MSCEME10-06/20 (NYLIM) NL440

MainStay Asset Allocation Funds

Message from the President and Semiannual Report

Unaudited  |  April 30, 2020

MainStay Conservative Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Growth Allocation Fund

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Financial markets experienced high levels of volatility in response to the spreading of a novel coronavirus, which causes the disease known as COVID-19, and a sharpening decline in global economic activity during the six months ended April 30, 2020.

After gaining ground during the first three and a half months of the reporting period, most broad stock and bond indices began to dip in late February as a growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crises; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment.

In the United States, with the number of reported U.S. COVID-19 cases continuing to rise, the Federal Reserve (“Fed”) cut interest rates twice and announced unlimited quantitative easing. In late March, the federal government declared a national emergency as unemployment claims increased by 22 million in a four-week period, and Congress passed and the President signed the CARES Act to provide a $2 trillion stimulus package, with the promise of further aid for consumers and businesses to come. Investors generally responded positively to the government’s fiscal and monetary measures, as well as prospects for a gradual lessening of restrictions on non-essential businesses. Accordingly, despite mounting signs of recession and rapidly rising unemployment levels, in April, markets regained some of the ground that they had lost in the previous month.

For the reporting period as a whole, U.S. equity indices produced broadly negative performance. Traditionally more volatile small- and mid-cap stocks were particularly hard hit, and value stocks tended to underperform their growth-oriented counterparts. The energy sector suffered the steepest declines due to weakening demand and an escalating petroleum price war between Saudi Arabia and Russia, the world’s second and third largest petroleum producers after the United States. Most other sectors sustained substantial, though milder losses.

The health care and information technology sectors, both of which rebounded strongly in April, generally ended the reporting period in positive territory. International equities followed patterns similar to those seen in the United States, with a decline in March followed by a partial recovery in April. Overall, however, U.S. stocks ended the reporting period with milder losses than those of most other developed and developing economies.

Fixed-income markets also experienced unusually high levels of volatility. Corporate bonds lost value in March before partly recovering in April, with speculative high-yield credit facing the brunt of risk-off investor sentiment. High-grade municipal bonds dipped briefly in mid-March before regaining most of the lost ground, outperforming lower-grade, higher-yielding municipal securities. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. At the opposite end of the fixed-income risk spectrum, emerging-market debt underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the curve of the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so that they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

MainStay Conservative Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares* of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2020

Class	Sales Charge		Inception Date	Six Months	One Year or Since Inception	Five Years or Since Inception	Ten Years	Gross Expense Ratio[2]

Class A Shares[3]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	4/4/2005	–5.12 –2.19%	–4.91 0.62%	1.46 2.61%	4.54 5.14%	0.98 0.98%
Investor Class Shares[3]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–5.18 –2.25	–4.99 0.54	1.30 2.45	4.39 4.98	1.19 1.19
Class B Shares[4]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	4/4/2005	–7.41 –2.62	–5.10 –0.22	1.35 1.70	4.20 4.20	1.94 1.94
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4/4/2005	–3.66 –2.71	–1.28 –0.31	1.68 1.68	4.19 4.19	1.94 1.94
Class I Shares	No Sales Charge		4/4/2005	–2.04	0.95	2.88	5.41	0.73
Class R2 Shares[5]	No Sales Charge		6/14/2019	–2.23	0.52	N/A	N/A	1.08
Class R3 Shares	No Sales Charge		2/29/2016	–2.34	0.39	4.72	N/A	1.33

*	Previously, the chart presented the Fund’s annual returns for Class B shares. Class I shares are presented for consistency across the MainStay Fund complex.
1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Prior to July 22, 2019, the maximum initial sales charge applicable was 5.5%, which is reflected in the average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
5.	Class R2 shares were launched in connection with the reorganization of the MainStay Retirement 2010 Fund and MainStay Retirement 2020 Fund into the Fund.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

S&P 500® Index[6]	–3.16%	0.86%	9.12%	11.69%
MSCI EAFE® Index[7]	–14.21	–11.34	–0.17	3.55
Bloomberg Barclays U.S. Aggregate Bond Index[8]	4.86	10.84	3.80	3.96
Conservative Allocation Composite Index[9]	0.82	6.03	5.25	6.57
Morningstar Allocation – 30% to 50% Equity Category Average[10]	–4.64	–1.51	2.70	4.98

6.

The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.

The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

9.

The Fund has selected the Conservative Allocation Composite Index as an additional benchmark. Effective February 28, 2014, the Conservative Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 30%, 10% and 60%, respectively. Prior to February 28, 2014, the Conservative Allocation Composite Index consisted of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 35%, 5%, and 60%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

10.

The Morningstar Allocation – 30% to 50% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 30% and 50%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Conservative Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Conservative Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2019, to April 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2019, to April 30, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/19	Ending Account Value (Based on Actual Returns and Expenses) 4/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$978.10	$1.82	$1,023.02	$1.86	0.37%

Investor Class Shares	$1,000.00	$977.50	$2.70	$1,022.13	$2.77	0.55%

Class B Shares	$1,000.00	$973.80	$6.38	$1,018.40	$6.52	1.30%

Class C Shares	$1,000.00	$972.90	$6.38	$1,018.40	$6.52	1.30%

Class I Shares	$1,000.00	$979.60	$0.59	$1,024.27	$0.60	0.12%

Class R2 Shares	$1,000.00	$977.70	$2.31	$1,022.53	$2.36	0.47%

Class R3 Shares	$1,000.00	$976.60	$3.54	$1,021.28	$3.62	0.72%

1

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Investment Objectives of Underlying Funds as of April 30, 2020 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund’s holdings are subject to change.

8	MainStay Conservative Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.

How did MainStay Conservative Allocation Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2020?

For the six months ended April 30, 2020, Class I shares of MainStay Conservative Allocation Fund returned –2.04%, outperforming the –3.16% return of the Fund’s primary benchmark, the S&P 500® Index, and the –14.21% return of the MSCI EAFE® Index, which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund underperformed the 4.86% return of the Bloomberg Barclays U.S. Aggregate Bond Index and the 0.82% return of the Conservative Allocation Composite Index, both of which are additional benchmarks of the Fund. For the six months ended April 30, 2020, Class I shares of the Fund outperformed the –4.64% return of the Morningstar Allocation—30% to 50% Equity Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting returns for the Fund over the reporting period versus the performance of a weighted combination of indices is the net performance of the Underlying Funds themselves relative to their respective benchmarks.

Three main factors affected the Fund’s performance relative to its primary and secondary benchmarks during the reporting period.

First, the Fund is considerably more diversified than its primary benchmark, the S&P 500® Index, or its additional benchmarks. During the reporting period, the Fund’s out-of-benchmark investments, which included small-cap stock, high-yield bonds and floating-rate bonds, significantly underperformed benchmark asset classes, detracting from the Fund’s relative performance.

Second, the Fund’s asset class policy, discussed in detail below, is set to lean away from riskier equity and fixed-income securities. That stance bolstered performance significantly amid recent market turmoil.

Third, as mentioned above, the performance of the Underlying Funds versus their respective benchmarks is always an important determinant of relative return. During the reporting period, the performance of the Underlying Funds in which the Fund invested materially detracted from relative returns. While a few of the Underlying Funds performed well, the majority underperformed their respective benchmarks.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

Total return swaps were used to express most of the Fund’s asset class policy biases. As such, the swaps can be seen as contributing positively to the Fund’s relative returns. They were also used to curb larger systematic risk observable within the pool of Underlying Funds. In addition, derivatives enhanced the Fund’s returns to a small degree by helping restrain exposure to the underperforming value risk factor.

How did you allocate the Fund’s assets during the reporting period and why?

Allocations shifted frequently at the margin, but were broadly stable throughout the reporting period. The Fund’s general allocation theme was one of risk aversion. That stance was unhelpful in late 2019 and early 2020 as stock prices rose on easing trade tensions and U.S. Federal Reserve (“Fed”) support of funding markets, but was well rewarded through the virus-induced market turmoil that followed. The degree to which the Fund leaned toward fixed income and away from equities varied across time in a constructive way. The Fund held significantly underweight exposure to equities in late February 2020 as prices began to slide; stock purchases were made in March at reduced prices, lessening the underweight; and the Fund trimmed equity exposure again as markets rallied in April.

Positioning within asset classes proved even more supportive of the Fund’s performance than management of the overall stock/bond blend. Two biases stood out. The first was the Fund’s shift away from floating-rate loans in favor of cash and higher quality, longer duration2 bonds. That stance benefited performance as loans came under significant pressure. The other favorable bias was a decisive tilt toward large-cap stocks over those of smaller companies. Smaller businesses that lacked a substantial balance sheet to fall back upon and were vulnerable to credit pressures, particularly those suffering from weak profit margins, experienced comparatively poor stock performance during the reporting period.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

How did the Fund’s allocations change over the course of the reporting period?

At the asset class level, allocations remained relatively stable as described above. The largest change at the Underlying Fund level occurred when MainStay Indexed Bond Fund became MainStay Short Term Bond Fund in December 2019, prompting the Fund to reallocate most of its affected assets to MainStay MacKay Total Return Bond Fund. Similarly, the Fund shifted assets from MainStay MacKay Emerging Markets Equity Fund into MainStay Candriam Emerging Markets Equity Fund when the former was liquidated.

In other changes, the Fund steadily increased its allocation to IQ 500 International ETF, a new vehicle launched at the end of 2018 in which a position is still being built. Conversely, the Fund sold shares in IQ Chaikin U.S. Small Cap ETF as we continued to increase the Fund’s average capitalization size.

There were also several Underlying Funds that were removed from the portfolio during the reporting period. The largest holding to be closed was in MainStay MacKay U.S. Equity Opportunities Fund, with proceeds redirected to MainStay MacKay S&P 500 Index Fund, a move that reduced the Fund’s exposure to quantitatively driven investment strategies. Other positions closed out included MainStay MacKay Short Term Municipal Bond Fund (assets shifted to a similar maturity taxable bond fund), IQ S&P High Yield Low Volatility Bond ETF (assets shifted to shorter maturity high-yield bonds), IQ Enhanced Core Bond U.S. ETF and IQ Global Resources ETF. New to the Fund was exposure to iShares 20+ Year Treasury Bond ETF, realized through the use of a total return swap and added to extend portfolio duration.

During the reporting period, which Underlying Equity Funds had the highest total returns and which had the lowest total returns?

The only Underlying Equity Funds in which the Fund was invested for the entire reporting period that generated positive returns were MainStay Winslow Large Cap Growth Fund and MainStay MacKay Growth Fund. MainStay Epoch Capital Growth Fund experienced the smallest loss.

Underlying Equity Funds with the lowest total returns included IQ Chaikin U.S. Small Cap ETF, MainStay MacKay Small Cap Core Fund and IQ 500 International ETF.

Which Underlying Equity Funds were the strongest positive contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?

As a result of a significant allocation increase in late March 2020 near the market bottom, the Fund’s position in MainStay MacKay S&P 500 Index Fund made the largest positive contribution to absolute return for the reporting period.

(Contributions take weightings and total returns into account.) MainStay Winslow Large Cap Growth Fund and MainStay MacKay Growth Fund also enhanced performance. If we were to include total return swaps, the Fund’s short position in the Russell 2000 Index would stand out as the largest positive contributor.

Underlying Funds that disproportionately detracted from performance included MainStay MacKay Small Cap Core Fund, IQ 500 International ETF, and MainStay Epoch U.S. Equity Yield Fund.

During the reporting period, which Underlying Fixed-Income Funds had the highest total returns and which had the lowest total returns?

Among Underlying Fixed-Income Funds in which the Fund was invested for the entire reporting period, the highest total returns came from MainStay MacKay Total Return Bond Fund, MainStay MacKay Infrastructure Bond Fund and MainStay MacKay Convertible Fund. Negative returns were produced by MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay Short Duration High Yield Fund and MainStay Floating Rate Fund.

Which Underlying Fixed-Income Funds were the strongest positive contributors to the Fund’s performance and which were particularly weak?

The most significant positive contributors to Fund performance were the three Underlying Fixed-Income Funds cited above as producing highest total returns: MainStay MacKay Total Return Bond Fund, MainStay MacKay Infrastructure Bond Fund and MainStay MacKay Convertible Fund. The most significant detractors included MainStay MacKay Short Duration High Yield Fund, MainStay Floating Rate Fund and MainStay Short Term Bond Fund.

How was the Fund positioned at the end of the reporting period?

After the lows set on March 23, 2020, equity and credit markets rallied dramatically. One might reasonably assume this has been in response to the overwhelming force policy makers have brought to bear on both fiscal and monetary fronts. The prevailing expectation seems to be that economic activity will recover to normal levels relatively quickly and that the damage inflicted upon corporate profitability will be short-lived. We think that is highly unlikely. Our understanding of the trajectory of the pandemic is that some form of business-inhibiting containment effort will likely be needed for quite some time yet. Even absent such regulation, consumer behavior has likely been radically altered, threatening a range of business models. Our expectation is that we will see an extended wave of business bankruptcies, destroying output and jobs. In our view, it may be several years before GDP again attains the level seen just a few months ago.

10	MainStay Conservative Allocation Fund

In our view, market pricing has moved well ahead of any real recovery. Letting the data drive our decision-making, we are solidly underweight equities overall, believing them to be significantly overvalued and expecting that another sharp contraction may lie ahead. Mid- and small-cap stocks look especially vulnerable in our view, so the Fund is tilted away from that segment of the market. Valuations in credit are less demanding than in equities, but there too, risk looks poorly priced in our view. The bank loan market strikes us as being vulnerable due to weak underwriting and structural issues related to collateralized loan obligations that comprise a good portion of the loan market. Shifting away from both equity and lower quality loans, the Fund approaches the second half of the year with a large cash balance and full exposure to investment-grade credit.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments April 30, 2020 (Unaudited)

	Shares	Value
AFFILIATED INVESTMENT COMPANIES 89.7%†
Equity Funds 34.6%
IQ 50 Percent Hedged FTSE International ETF	439,977	$7,840,390
IQ 500 International ETF	338,110	7,479,838
IQ Candriam ESG International Equity ETF	65,501	1,367,608
IQ Chaikin U.S. Large Cap ETF	402,544	8,842,724
IQ Chaikin U.S. Small Cap ETF (a)	273,049	5,474,632
MainStay Candriam Emerging Markets Equity Fund Class R6 (a)	813,866	6,787,645
MainStay Epoch Capital Growth Fund Class I	163,897	2,012,654
MainStay Epoch International Choice Fund Class I	196,089	6,066,998
MainStay Epoch U.S. All Cap Fund Class R6	453,588	10,251,095
MainStay Epoch U.S. Equity Yield Fund Class R6 (a)	1,011,069	14,599,841
MainStay MacKay Common Stock Fund Class I (a)	229,385	5,154,290
MainStay MacKay Growth Fund Class I (a)	383,948	13,983,402
MainStay MacKay International Equity Fund Class R6	190,048	3,000,866
MainStay MacKay International Opportunities Fund Class I	784,890	4,599,453
MainStay MacKay S&P 500 Index Fund Class I	238,381	9,830,823
MainStay MacKay Small Cap Core Fund Class I (a)	520,219	10,508,429
MainStay MAP Equity Fund Class I	406,555	14,570,948
MainStay Winslow Large Cap Growth Fund Class R6	1,750,864	17,876,325

Total Equity Funds (Cost $146,742,807)		150,247,961

Fixed Income Funds 55.1%
MainStay Floating Rate Fund Class R6 (a)	1,511,210	12,543,043
MainStay MacKay Convertible Fund Class I	237,844	4,145,615

	Shares	Value
Fixed Income Funds (continued)
MainStay MacKay High Yield Municipal Bond Fund Class R6 (a)	194,787	$2,306,282
MainStay MacKay Infrastructure Bond Fund Class R6	784,649	6,795,058
MainStay MacKay Short Duration High Yield Fund Class I	3,141,159	28,019,134
MainStay MacKay Total Return Bond Fund Class R6 (a)	16,195,591	178,475,414
MainStay MacKay Unconstrained Bond Fund Class R6 (a)	236,322	1,961,474
MainStay Short Term Bond Class I (a)	430,758	4,479,885

Total Fixed Income Funds (Cost $236,963,865)		238,725,905

Total Affiliated Investment Companies (Cost $383,706,672)		388,973,866

Short-Term Investment 9.1%
Affiliated Investment Company 9.1%
MainStay U.S. Government Liquidity Fund, 0.01% (b)	39,360,308	39,360,308

Total Short-Term Investment (Cost $39,360,308)		39,360,308

Total Investments (Cost $423,066,980)	98.8%	428,334,174
Other Assets, Less Liabilities	1.2	5,273,169
Net Assets	100.0%	$433,607,343

†	Percentages indicated are based on Fund net assets.

(a)	As of April 30, 2020, the Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class.

(b)	Current yield as of April 30, 2020.

Swap Contracts

Open OTC total return equity swap contracts as of April 30, 2020 were as follows1:

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation[3]

Citigroup	iShares 20+ Year Treasury Bond ETF	1 month LIBOR BBA plus 0.40%	12/01/2020	Monthly	6,433	$—
Citigroup	iShares Core U.S. Aggregate Bond ETF	1 month LIBOR BBA plus 0.60%	12/01/2020	Monthly	580	—
Citigroup	iShares MSCI EAFE ETF	1 month LIBOR BBA plus 0.40%	12/01/2020	Monthly	3,602	—
Citigroup	Russell 1000 Value Total Return Index	1 month LIBOR BBA plus 0.36%	12/07/2020	Monthly	8,419	—
Citigroup	Russell 2000 Total Return Index	1 month LIBOR BBA minus 0.09%	12/07/2020	Monthly	(2,916)	—
Citigroup	Russell Midcap Total Return Index	1 month LIBOR BBA minus 0.25%	12/07/2020	Monthly	(4,594)	—
Citigroup	S&P 500 Total Return Index	1 month LIBOR BBA	10/26/2020	Monthly	(481)	—
						$—

1	As of April 30, 2020, cash in the amount of $1,100,241 was pledged from brokers for OTC swap contracts.

12	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

2	Fund pays or receives the floating rate and receives or pays the total return of the referenced entity.

3	Reflects the value at reset date as of April 30, 2020.

*	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.

The following abbreviations are used in the preceding pages:

BBA—British Bankers’ Association

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rate

The following is a summary of the fair valuations according to the inputs used as of April 30, 2020, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments (a)
Affiliated Investment Companies
Equity Funds	$150,247,961	$—	$—	$150,247,961
Fixed Income Funds	238,725,905	—	—	238,725,905
Short-Term Investment	39,360,308	—	—	39,360,308

Total Investments in Securities	$428,334,174	$—	$—	$428,334,174

(a)	For a complete listing of investments, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of April 30, 2020 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $423,066,980)	$428,334,174
Receivables:
Investment securities sold	5,371,076
Dividends and Interest	839,299
Fund shares sold	136,991
Manager (See Note 3)	7,529
Other assets	74,648

Total assets	434,763,717

Liabilities
Payables:
Investment securities purchased	663,724
Fund shares redeemed	199,727
NYLIFE Distributors (See Note 3)	116,600
Transfer agent (See Note 3)	87,550
Shareholder communication	55,856
Professional fees	20,589
Custodian	4,217
Trustees	678
Accrued expenses	3,957
Dividend payable	3,476

Total liabilities	1,156,374

Net assets	$433,607,343

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$37,807
Additional paid-in capital	418,074,570

418,112,377
Total distributable earnings (loss)	15,494,966

Net assets	$433,607,343

Class A
Net assets applicable to outstanding shares	$328,764,758

Shares of beneficial interest outstanding	28,629,194

Net asset value per share outstanding	$11.48
Maximum sales charge (3.00% of offering price)	0.36

Maximum offering price per share outstanding	$11.84

Investor Class
Net assets applicable to outstanding shares	$42,936,550

Shares of beneficial interest outstanding	3,737,495

Net asset value per share outstanding	$11.49
Maximum sales charge (3.00% of offering price)	0.36

Maximum offering price per share outstanding	$11.85

Class B
Net assets applicable to outstanding shares	$14,339,644

Shares of beneficial interest outstanding	1,263,594

Net asset value and offering price per share outstanding	$11.35

Class C
Net assets applicable to outstanding shares	$38,650,283

Shares of beneficial interest outstanding	3,407,000

Net asset value and offering price per share outstanding	$11.34

Class I
Net assets applicable to outstanding shares	$7,785,101

Shares of beneficial interest outstanding	671,148

Net asset value and offering price per share outstanding	$11.60

Class R2
Net assets applicable to outstanding shares	$96,729

Shares of beneficial interest outstanding	8,423

Net asset value and offering price per share outstanding	$11.48

Class R3
Net assets applicable to outstanding shares	$1,034,278

Shares of beneficial interest outstanding	90,278

Net asset value and offering price per share outstanding	$11.46

14	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$6,788,467
Interest	145
Other	12

Total income	6,788,624

Expenses
Distribution/Service—Class A (See Note 3)	414,654
Distribution/Service—Investor Class (See Note 3)	54,010
Distribution/Service—Class B (See Note 3)	79,074
Distribution/Service—Class C (See Note 3)	206,959
Distribution/Service—Class R2 (See Note 3)	122
Distribution/Service—Class R3 (See Note 3)	1,976
Transfer agent (See Note 3)	219,766
Registration	52,486
Shareholder communication	38,389
Professional fees	37,682
Custodian	10,137
Trustees	5,365
Shareholder service (See Note 3)	444
Miscellaneous	9,914

Total expenses before waiver/reimbursement	1,130,978
Expense waiver/reimbursement from Manager (See Note 3)	(22,834)

Net expenses	1,108,144

Net investment income (loss)	5,680,480

Realized and Unrealized Gain (Loss) on Investments and Swap Contracts
Net realized gain (loss) on:
Affiliated investment company transactions	7,747,920
Realized capital gain distributions from affiliated investment companies	5,859,475
Swap transactions	1,897,612

Net realized gain (loss) on investments from affiliated investment companies and swap transactions	15,505,007

Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	(31,242,624)

Net realized and unrealized gain (loss) on investments and swap transactions	(15,737,617)

Net increase (decrease) in net assets resulting from operations	$(10,057,137)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the six months ended April 30, 2020 (Unaudited) and the year ended October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,680,480	$8,369,797
Net realized gain (loss) on investments and investments from affiliated investment companies and swap transactions	15,505,007	3,914,565
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies and swap contracts	(31,242,624)	22,444,494

Net increase (decrease) in net assets resulting from operations	(10,057,137)	34,728,856

Distributions to shareholders:
Class A	(6,298,143)	(16,847,159)
Investor Class	(773,814)	(2,117,475)
Class B	(251,038)	(1,099,638)
Class C	(656,921)	(2,890,855)
Class I	(179,526)	(436,015)
Class R2	(1,820)	(400)
Class R3	(13,872)	(22,103)

Total distributions to shareholders	(8,175,134)	(23,413,645)

Capital share transactions:
Net proceeds from sale of shares	37,155,704	109,461,604
Net asset value of shares issued in connection with the acquisition of MainStay Retirement 2010 Fund	—	5,989,180
Net asset value of shares issued in connection with the acquisition of MainStay Retirement 2020 Fund	—	27,690,083
Net asset value of shares issued to shareholders in reinvestment of distributions	8,067,585	23,104,378
Cost of shares redeemed	(44,165,211)	(151,571,440)

Increase (decrease) in net assets derived from capital share transactions	1,058,078	14,673,805

Net increase (decrease) in net assets	(17,174,193)	25,989,016

Net Assets
Beginning of period	450,781,536	424,792,520

End of period	$433,607,343	$450,781,536

16	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class A	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$11.96		$11.69	$12.51	$11.60	$11.81	$12.52

Net investment income (loss) (a)	0.16		0.24	0.22	0.22	0.23	0.25

Net realized and unrealized gain (loss) on investments	(0.42)		0.69	(0.55)	0.95	0.01	(0.23)

Total from investment operations	(0.26)		0.93	(0.33)	1.17	0.24	0.02

Less distributions:

From net investment income	(0.17)		(0.28)	(0.25)	(0.23)	(0.25)	(0.30)

From net realized gain on investments	(0.05)		(0.38)	(0.24)	(0.03)	(0.20)	(0.43)

Total distributions	(0.22)		(0.66)	(0.49)	(0.26)	(0.45)	(0.73)

Net asset value at end of period	$11.48		$11.96	$11.69	$12.51	$11.60	$11.81

Total investment return (b)	(2.19%)		8.54%	(2.73%)	10.36%	2.10%	0.11%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.70	% ††	2.11%	1.77%	1.83%	1.99%	2.05%

Net expenses (c)	0.37	% ††	0.38%	0.36%	0.36%	0.36%	0.36%

Portfolio turnover rate	50%		46%	59%	36%	44%	40%

Net assets at end of period (in 000’s)	$328,765		$334,242	$299,016	$314,722	$253,377	$253,308

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,

Investor Class	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$11.97		$11.69	$12.51	$11.59	$11.81	$12.52

Net investment income (loss) (a)	0.15		0.22	0.20	0.20	0.21	0.23

Net realized and unrealized gain (loss) on investments	(0.41)		0.70	(0.54)	0.96	0.01	(0.23)

Total from investment operations	(0.26)		0.92	(0.34)	1.16	0.22	0.00

Less distributions:

From net investment income	(0.17)		(0.26)	(0.24)	(0.21)	(0.24)	(0.28)

From net realized gain on investments	(0.05)		(0.38)	(0.24)	(0.03)	(0.20)	(0.43)

Total distributions	(0.22)		(0.64)	(0.48)	(0.24)	(0.44)	(0.71)

Net asset value at end of period	$11.49		$11.97	$11.69	$12.51	$11.59	$11.81

Total investment return (b)	(2.25%)		8.43%	(2.88%)	10.18%	1.96%	(0.03%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.54	% ††	1.92%	1.60%	1.63%	1.85%	1.91%

Net expenses (c)	0.55	% ††	0.55%	0.51%	0.51%	0.50%	0.50%

Expenses (before waiver/reimbursement) (c)	0.60	% ††	0.59%	0.54%	0.51%	0.50%	0.50%

Portfolio turnover rate	50%		46%	59%	36%	44%	40%

Net assets at end of period (in 000’s)	$42,937		$44,934	$37,828	$37,533	$74,166	$71,083

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class B	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$11.84		$11.64	$12.46	$11.55	$11.76	$12.47

Net investment income (loss) (a)	0.10		0.14	0.11	0.11	0.13	0.14

Net realized and unrealized gain (loss) on investments	(0.41)		0.69	(0.55)	0.95	0.01	(0.23)

Total from investment operations	(0.31)		0.83	(0.44)	1.06	0.14	(0.09)

Less distributions:

From net investment income	(0.13)		(0.25)	(0.14)	(0.12)	(0.15)	(0.19)

From net realized gain on investments	(0.05)		(0.38)	(0.24)	(0.03)	(0.20)	(0.43)

Total distributions	(0.18)		(0.63)	(0.38)	(0.15)	(0.35)	(0.62)

Net asset value at end of period	$11.35		$11.84	$11.64	$12.46	$11.55	$11.76

Total investment return (b)	(2.62%)		7.61%	(3.63%)	9.30%	1.29%	(0.78%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.81	% ††	1.22%	0.89%	0.95%	1.11%	1.17%

Net expenses (c)	1.30	% ††	1.30%	1.26%	1.27%	1.25%	1.25%

Expenses (before waiver/reimbursement) (c)	1.35	% ††	1.34%	1.29%	1.27%	1.25%	1.25%

Portfolio turnover rate	50%		46%	59%	36%	44%	40%

Net assets at end of period (in 000’s)	$14,340		$17,273	$21,988	$29,807	$32,850	$37,098

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,

Class C	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$11.84		$11.64	$12.45	$11.54	$11.76	$12.47

Net investment income (loss) (a)	0.10		0.14	0.11	0.11	0.13	0.14

Net realized and unrealized gain (loss) on investments	(0.42)		0.69	(0.54)	0.95	0.00 ‡	(0.23)

Total from investment operations	(0.32)		0.83	(0.43)	1.06	0.13	(0.09)

Less distributions:

From net investment income	(0.13)		(0.25)	(0.14)	(0.12)	(0.15)	(0.19)

From net realized gain on investments	(0.05)		(0.38)	(0.24)	(0.03)	(0.20)	(0.43)

Total distributions	(0.18)		(0.63)	(0.38)	(0.15)	(0.35)	(0.62)

Net asset value at end of period	$11.34		$11.84	$11.64	$12.45	$11.54	$11.76

Total investment return (b)	(2.71%)		7.61%	(3.56%)	9.31%	1.20%	(0.78%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.79	% ††	1.24%	0.89%	0.93%	1.10%	1.16%

Net expenses (c)	1.30	% ††	1.30%	1.26%	1.27%	1.25%	1.25%

Expenses (before waiver/reimbursement) (c)	1.35	% ††	1.34%	1.29%	1.27%	1.25%	1.25%

Portfolio turnover rate	50%		46%	59%	36%	44%	40%

Net assets at end of period (in 000’s)	$38,650		$44,222	$57,482	$74,457	$75,946	$79,242

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class I	2020*		2019	2018		2017	2016	2015

Net asset value at beginning of period	$12.08		$11.80	$12.61		$11.69	$11.90	$12.61

Net investment income (loss) (a)	0.18		0.28	0.26		0.25	0.26	0.28

Net realized and unrealized gain (loss) on investments	(0.42)		0.69	(0.54)		0.96	0.01	(0.23)

Total from investment operations	(0.24)		0.97	(0.28)		1.21	0.27	0.05

Less distributions:

From net investment income	(0.19)		(0.31)	(0.29)		(0.26)	(0.28)	(0.33)

From net realized gain on investments	(0.05)		(0.38)	(0.24)		(0.03)	(0.20)	(0.43)

Total distributions	(0.24)		(0.69)	(0.53)		(0.29)	(0.48)	(0.76)

Net asset value at end of period	$11.60		$12.08	$11.80		$12.61	$11.69	$11.90

Total investment return (b)	(2.04%)		8.91%	(2.38	%)(c)	10.54%	2.42%	0.36%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.99	% ††	2.38%	2.12%		2.05%	2.28%	2.33%

Net expenses (d)	0.12	% ††	0.13%	0.11%		0.12%	0.11%	0.11%

Portfolio turnover rate	50%		46%	59%		36%	44%	40%

Net assets at end of period (in 000’s)	$7,785		$9,272	$8,036		$12,532	$12,224	$15,928

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R2	Six months ended April 30, 2020*	June 14, 2019^ through October 31, 2019

Net asset value at beginning of period	$11.96	$11.61

Net investment income (loss) (a)	0.15	0.08

Net realized and unrealized gain (loss) on investments	(0.41)	0.32

Total from investment operations	(0.26)	0.40

Less distributions:

From net investment income	(0.17)	(0.05)

From net realized gain on investments	(0.05)	—

Total distributions	(0.22)	(0.05)

Net asset value at end of period	$11.48	$11.96

Total investment return (b)	(2.23%)	3.44%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss) ††	2.62%	1.83%

Net expenses ††(c)	0.47%	0.49%

Portfolio turnover rate	50%	46%

Net assets at end of period (in 000’s)	$97	$100

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,			February 29, 2016^ through October 31,

Class R3	2020*		2019	2018	2017	2016

Net asset value at beginning of period	$11.94		$11.67	$12.50	$11.58	$10.88

Net investment income (loss) (a)	0.14		0.19	0.15	0.18	0.10

Net realized and unrealized gain (loss) on investments	(0.41)		0.70	(0.52)	0.96	0.72

Total from investment operations	(0.27)		0.89	(0.37)	1.14	0.82

Less distributions:

From net investment income	(0.16)		(0.24)	(0.22)	(0.19)	(0.12)

From net realized gain on investments	(0.05)		(0.38)	(0.24)	(0.03)	—

Total distributions	(0.21)		(0.62)	(0.46)	(0.22)	(0.12)

Net asset value at end of period	$11.46		$11.94	$11.67	$12.50	$11.58

Total investment return (b)	(2.34%)		8.20%	(3.06%)	9.98%	7.59%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.34	% ††	1.68%	1.25%	1.46%	1.34	% ††

Net expenses (c)	0.72	% ††	0.73%	0.71%	0.71%	0.71	% ††

Portfolio turnover rate	50%		46%	59%	36%	44%

Net assets at end of period (in 000’s)	$1,034		$739	$442	$62	$56

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

20	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Moderate Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares* of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2020

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years	Gross Expense Ratio[2]

Class A Shares[3]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	4/4/2005	–6.76 –3.88%	–6.85 –1.43%	1.77 2.93%	5.48 6.08%	1.06 1.06%
Investor Class Shares[3]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–6.80 –3.92	–7.04 –1.63	1.60 2.75	5.31 5.91	1.33 1.33
Class B Shares[4]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	4/4/2005	–8.96 –4.31	–7.11 –2.37	1.66 1.99	5.11 5.11	2.08 2.08
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4/4/2005	–5.17 –4.24	–3.24 –2.29	2.00 2.00	5.11 5.11	2.08 2.08
Class I Shares	No Sales Charge		4/4/2005	–3.63	–1.11	3.20	6.35	0.81
Class R2 Shares[5]	No Sales Charge		6/14/2019	–3.88	–1.51	2.83	5.97	1.16
Class R3 Shares	No Sales Charge		2/29/2016	–3.99	–1.76	5.71	N/A	1.41

*	Previously, the chart presented the Fund’s annual returns for Class B shares. Class I shares are presented for consistency across the MainStay Fund complex.
1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Prior to July 22, 2019, the maximum initial sales charge applicable was 5.5%, which is reflected in the average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
5.	Class R2 shares were launched in connection with the reorganization of the MainStay Retirement 2030 Fund into the Fund.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

21

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

S&P 500® Index[6]	–3.16%	0.86%	9.12%	11.69%
MSCI EAFE® Index[7]	–14.21	–11.34	–0.17	3.55
Bloomberg Barclays U.S. Aggregate Bond Index[8]	4.86	10.84	3.80	3.96
Moderate Allocation Composite Index[9]	–1.35	3.40	5.85	7.72
Morningstar Allocation – 50% to 70% Equity Category Average[10]	–4.97	–2.18	3.86	6.44

6.

The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.

The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

9.

The Fund has selected the Moderate Allocation Composite Index as an additional benchmark. Effective February 28, 2014, the Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 45%, 15% and 40%, respectively. Prior to February 28, 2014, the Moderate Allocation Composite Index consisted of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 50%, 10%, and 40%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

10.

The Morningstar Allocation – 50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

22	MainStay Moderate Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Moderate Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2019, to April 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2019, to April 30, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/19	Ending Account Value (Based on Actual Returns and Expenses) 4/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$961.20	$1.71	$1,023.12	$1.76	0.35%

Investor Class Shares	$1,000.00	$960.80	$2.68	$1,022.13	$2.77	0.55%

Class B Shares	$1,000.00	$956.90	$6.33	$1,018.40	$6.52	1.30%

Class C Shares	$1,000.00	$957.60	$6.33	$1,018.40	$6.52	1.30%

Class I Shares	$1,000.00	$963.70	$0.49	$1,024.37	$0.50	0.10%

Class R2 Shares	$1,000.00	$961.20	$2.19	$1,022.63	$2.26	0.45%

Class R3 Shares	$1,000.00	$960.10	$3.41	$1,021.38	$3.52	0.70%

1

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

23

Investment Objectives of Underlying Funds as of April 30, 2020 (Unaudited)

See Portfolio of Investments beginning on page 28 for specific holdings within these categories. The Fund’s holdings are subject to change.

24	MainStay Moderate Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.

How did MainStay Moderate Allocation Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2020?

For the six months ended April 30, 2020, Class I shares of MainStay Moderate Allocation Fund returned –3.63%, underperforming the –3.16% return of the Fund’s primary benchmark, the S&P 500® Index, and outperforming the –14.21% return of the MSCI EAFE® Index, which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund underperformed the 4.86% return of the Bloomberg Barclays U.S. Aggregate Bond Index and the –1.35% return of the Moderate Allocation Composite Index, both of which are additional benchmarks of the Fund. For the six months ended April 30, 2020, Class I shares of the Fund outperformed the –4.97% return of the Morningstar Allocation—50% to 70% Equity Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting returns for the Fund over the reporting period versus the performance of a weighted combination of indices is the net performance of the Underlying Funds themselves relative to their respective benchmarks.

Three main factors affected the Fund’s performance relative to its primary and secondary benchmarks during the reporting period.

First, the Fund is considerably more diversified than its primary benchmark, the S&P 500® Index, or its additional benchmarks. During the reporting period, the Fund’s out-of-benchmark investments, which included small-cap stock, high-yield bonds and floating-rate bonds, significantly underperformed benchmark asset classes, detracting from the Fund’s relative performance.

Second, the Fund’s asset class policy, discussed in detail below, is set to lean away from riskier equity and fixed-income securities. That stance bolstered performance significantly amid recent market turmoil.

Third, as mentioned above, the performance of the Underlying Funds versus their respective benchmarks is always an important determinant of relative return. During the reporting period, the performance of the Underlying Funds in which the Fund invested materially detracted from relative returns. While a few of the Underlying Funds performed well, the majority underperformed their respective benchmarks.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

Total return swaps were used to express most of the Fund’s asset class policy biases. As such, the swaps can be seen as contributing positively to the Fund’s relative returns. They were also used to curb larger systematic risk observable within the pool of Underlying Funds. In addition, derivatives enhanced the Fund’s returns to a small degree by helping restrain exposure to the underperforming value risk factor.

How did you allocate the Fund’s assets during the reporting period and why?

Allocations shifted frequently at the margin, but were broadly stable throughout the reporting period. The Fund’s general allocation theme was one of risk aversion. That stance was unhelpful in late 2019 and early 2020 as stock prices rose on easing trade tensions and U.S. Federal Reserve (“Fed”) support of funding markets, but was well rewarded through the virus-induced market turmoil that followed. The degree to which the Fund leaned toward fixed income and away from equities varied across time in a constructive way. The Fund held significantly underweight exposure to equities in late February 2020 as prices began to slide; stock purchases were made in March at reduced prices, lessening the underweight; and the Fund trimmed equity exposure again as markets rallied in April.

Positioning within asset classes proved even more supportive of the Fund’s performance than management of the overall stock/bond blend. Two biases stood out. The first was the Fund’s shift away from floating-rate loans in favor of cash and higher quality, longer duration2 bonds. That stance benefited performance as loans came under significant pressure. The other favorable bias was a decisive tilt toward large-cap stocks over those of smaller companies. Smaller businesses that lacked a substantial balance sheet to fall back upon and were vulnerable to credit pressures, particularly those suffering from weak profit margins, experienced comparatively poor stock performance during the reporting period.

1.	See page 21 for other share class returns, which may be higher or lower than Class I share returns. See page 22 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

25

How did the Fund’s allocations change over the course of the reporting period?

At the asset class level, allocations remained relatively stable as described above. The largest change at the Underlying Fund level occurred when MainStay Indexed Bond Fund became MainStay Short Term Bond Fund in December 2019, prompting the Fund to reallocate most of its affected assets to MainStay MacKay Total Return Bond Fund. Similarly, the Fund shifted assets from MainStay MacKay Emerging Markets Equity Fund into MainStay Candriam Emerging Markets Equity Fund when the former was liquidated.

In other changes, the Fund steadily increased its allocation to IQ 500 International ETF, a new vehicle launched at the end of 2018 in which a position is still being built. Conversely, the Fund sold shares in IQ Chaikin U.S. Small Cap ETF as we continued to increase the Fund’s average capitalization size.

There were also several Underlying Funds that were removed from the portfolio during the reporting period. The largest holding to be closed was in MainStay MacKay U.S. Equity Opportunities Fund, with proceeds redirected to MainStay MacKay S&P 500 Index Fund, a move that reduced the Fund’s exposure to quantitatively driven investment strategies. Other positions closed out included MainStay MacKay Short Term Municipal Bond Fund (assets shifted to a similar maturity taxable bond fund), IQ S&P High Yield Low Volatility Bond ETF (assets shifted to shorter maturity high-yield bonds) and IQ Global Resources ETF. New to the Fund was exposure to iShares 20+ Year Treasury Bond ETF, realized through the use of a total return swap and added to extend portfolio duration.

During the reporting period, which Underlying Equity Funds had the highest total returns and which had the lowest total returns?

The only Underlying Equity Funds in which the Fund was invested for the entire reporting period that generated positive returns were MainStay Winslow Large Cap Growth Fund and MainStay MacKay Growth Fund. MainStay Epoch Capital Growth Fund experienced the smallest loss.

Underlying Equity Funds with the lowest total returns included IQ Chaikin U.S. Small Cap ETF, MainStay MacKay Small Cap Core Fund and IQ 500 International ETF.

Which Underlying Equity Funds were the strongest positive contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?

The strongest positive contribution to the Fund’s performance came from MainStay Winslow Large Cap Growth Fund. (Contributions take weightings and total returns into account.) The next strongest was MainStay MacKay S&P 500 Index Fund as a result of a significant allocation increase in late March 2020 near the market bottom. Third was MainStay MacKay Growth Fund. If we were to include total return swaps, the Fund’s short position in the Russell 2000 Index would stand out as the largest positive contributor.

Underlying Funds that disproportionately detracted from performance included MainStay Epoch U.S. Equity Yield Fund, MainStay MacKay Small Cap Core Fund and IQ 500 International ETF.

During the reporting period, which Underlying Fixed-Income Funds had the highest total returns and which had the lowest total returns?

Among Underlying Fixed-Income Funds in which the Fund was invested for the entire reporting period, the highest total returns came from MainStay MacKay Total Return Bond Fund, MainStay MacKay Infrastructure Bond Fund and MainStay MacKay Convertible Fund. Negative returns were produced by MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay Short Duration High Yield Fund and MainStay Floating Rate Fund.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance and which were particularly weak?

The most significant positive contributors to Fund performance were the three Underlying Fixed-Income Funds cited above as producing highest total returns: MainStay MacKay Total Return Bond Fund, MainStay MacKay Infrastructure Bond Fund and MainStay MacKay Convertible Fund. The most significant detractors included MainStay MacKay Short Duration High Yield Fund, MainStay Floating Rate Fund and MainStay Short Term Bond Fund.

How was the Fund positioned at the end of the reporting period?

After the lows set on March 23, 2020, equity and credit markets rallied dramatically. One might reasonably assume this has been in response to the overwhelming force policy makers have brought to bear on both fiscal and monetary fronts. The prevailing expectation seems to be that economic activity will recover to normal levels relatively quickly and that the damage inflicted upon corporate profitability will be short-lived. We think that is highly unlikely. Our understanding of the trajectory of the pandemic is that some form of business-inhibiting containment effort will likely be needed for quite some time yet. Even absent such regulation, consumer behavior has likely been radically altered, threatening a range of business models. Our expectation is that we will see an extended wave of business bankruptcies, destroying output and jobs. In our view, it may be several years before GDP again attains the level seen just a few months ago.

In our view, market pricing has moved well ahead of any real recovery. Letting the data drive our decision-making, we are solidly underweight equities overall, believing them to be

26	MainStay Moderate Allocation Fund

significantly overvalued and expecting that another sharp contraction may lie ahead. Mid- and small-cap stocks look especially vulnerable in our view, so the Fund is tilted away from that segment of the market. Valuations in credit are less demanding than in equities, but there too, risk looks poorly priced in our view. The bank loan market strikes us as being vulnerable due to weak underwriting and structural issues related to collateralized loan obligations that comprise a good portion of the loan market. Shifting away from both equity and lower quality loans, the Fund approaches the second half of the year with a large cash balance and full exposure to investment-grade credit.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

27

Portfolio of Investments April 30, 2020 (Unaudited)

	Shares	Value
Affiliated Investment Companies 90.7%†
Equity Funds 55.3%
IQ 50 Percent Hedged FTSE International ETF (a)	745,538	$13,285,487
IQ 500 International ETF (a)	821,673	18,177,461
IQ Candriam ESG International Equity ETF (a)	180,570	3,770,157
IQ Chaikin U.S. Large Cap ETF (a)	1,138,951	25,019,451
IQ Chaikin U.S. Small Cap ETF (a)	567,528	11,378,936
MainStay Candriam Emerging Markets Equity Fund Class R6 (a)	2,185,457	18,226,712
MainStay Epoch Capital Growth Fund Class I	288,735	3,545,663
MainStay Epoch International Choice Fund Class I (a)	607,325	18,790,636
MainStay Epoch U.S. All Cap Fund Class R6 (a)	1,274,240	28,797,814
MainStay Epoch U.S. Equity Yield Fund Class R6 (a)	2,897,106	41,834,211
MainStay MacKay Common Stock Fund Class I (a)	608,447	13,671,799
MainStay MacKay Growth Fund Class I (a)	993,679	36,189,778
MainStay MacKay International Equity Fund Class R6 (a)	592,987	9,363,267
MainStay MacKay International Opportunities Fund Class I (a)	2,478,825	14,525,917
MainStay MacKay S&P 500 Index Fund Class I (a)	667,203	27,515,442
MainStay MacKay Small Cap Core Fund Class I (a)	978,171	19,759,059
MainStay MAP Equity Fund Class I (a)	1,095,693	39,269,653
MainStay Winslow Large Cap Growth Fund Class R6	4,582,679	46,789,153

Total Equity Funds (Cost $373,597,477)		389,910,596

Fixed Income Funds 35.4%
MainStay Floating Rate Fund Class R6 (a)	965,643	8,014,835

	Shares	Value
Fixed Income Funds (continued)
MainStay MacKay Convertible Fund Class I	416,369	$7,257,308
MainStay MacKay High Yield Municipal Bond Fund Class R6 (a)	358,377	4,243,185
MainStay MacKay Infrastructure Bond Fund Class R6 (a)	1,414,739	12,251,641
MainStay MacKay Short Duration High Yield Fund Class I	3,600,204	32,113,821
MainStay MacKay Total Return Bond Fund Class R6 (a)	15,768,753	173,771,656
MainStay MacKay Unconstrained Bond Fund Class R6 (a)	511,800	4,247,939
MainStay Short Term Bond Class I (a)	732,572	7,618,746

Total Fixed Income Funds (Cost $246,932,072)		249,519,131

Total Affiliated Investment Companies (Cost $620,529,549)		639,429,727

SHORT-TERM INVESTMENT 8.6%
Affiliated Investment Company 8.6%
MainStay U.S. Government Liquidity Fund, 0.01% (a)(b)	60,933,623	60,933,623

Total Short-Term Investment (Cost $60,933,623)		60,933,623

Total Investments (Cost $681,463,172)	99.3%	700,363,350
Other Assets, Less Liabilities	0.7	4,706,677

Net Assets	100.0%	$705,070,027

†	Percentages indicated are based on Fund net assets.

(a)	As of April 30, 2020, the Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class.

(b)	Current yield as of April 30, 2020.

Swap Contracts

Open OTC total return equity swap contracts as of April 30, 2020 were as follows1:

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation[3]

Citigroup	iShares 20+ Year Treasury Bond ETF	1 month LIBOR BBA plus 0.40%	12/01/2020	Monthly	10,290	$—
Citigroup	iShares Core U.S. Aggregate Bond ETF	1 month LIBOR BBA plus 0.60%	12/01/2020	Monthly	2,664	—
Citigroup	iShares MSCI EAFE ETF	1 month LIBOR BBA plus 0.40%	12/01/2020	Monthly	2,355	—
Citigroup	Russell 1000 Value Total Return Index	1 month LIBOR BBA plus 0.36%	12/07/2020	Monthly	2,736	—
Citigroup	Russell 2000 Total Return Index	1 month LIBOR BBA minus 0.09%	12/07/2020	Monthly	(53)	—
Citigroup	Russell Midcap Total Return Index	1 month LIBOR BBA minus 0.25%	12/07/2020	Monthly	(3,933)	—
Citigroup	S&P 500 Total Return Index	1 month LIBOR BBA	10/26/2020	Monthly	1,173	—
						$—

1	As of April 30, 2020, cash in the amount of $1,633,495 was pledged from brokers for OTC swap contracts.

28	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

2	Fund pays or receives the floating rate and receives or pays the total return of the reference entity.

3	Reflects the value at reset date as of April 30, 2020.

*	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.

The following abbreviations are used in the preceding pages:

BBA—British Bankers’ Association

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rate

The following is a summary of the fair valuations according to the inputs used as of April 30, 2020, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments (a)
Affiliated Investment Companies
Equity Funds	$389,910,596	$—	$—	$389,910,596
Fixed Income Funds	249,519,131	—	—	249,519,131
Short-Term Investment	60,933,623	—	—	60,933,623

Total Investments in Securities	$700,363,350	$—	$—	$700,363,350

(a)	For a complete listing of investments, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Statement of Assets and Liabilities as of April 30, 2020 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $681,463,172)	$700,363,350
Receivables:
Investment securities sold	4,773,999
Dividends and Interest	913,806
Fund shares sold	437,404
Manager (See Note 3)	21,268
Other assets	79,411

Total assets	706,589,238

Liabilities
Payables:
Investment securities purchased	676,767
Fund shares redeemed	387,372
NYLIFE Distributors (See Note 3)	180,203
Transfer agent (See Note 3)	165,372
Shareholder communication	79,370
Professional fees	23,057
Custodian	1,944
Trustees	1,168
Accrued expenses	3,958

Total liabilities	1,519,211

Net assets	$705,070,027

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$57,431
Additional paid-in capital	664,900,098

664,957,529
Total distributable earnings (loss)	40,112,498

Net assets	$705,070,027

Class A
Net assets applicable to outstanding shares	$523,644,804

Shares of beneficial interest outstanding	42,625,946

Net asset value per share outstanding	$12.28
Maximum sales charge (3.00% of offering price)	0.38

Maximum offering price per share outstanding	$12.66

Investor Class
Net assets applicable to outstanding shares	$100,646,449

Shares of beneficial interest outstanding	8,179,794

Net asset value per share outstanding	$12.30
Maximum sales charge (3.00% of offering price)	0.38

Maximum offering price per share outstanding	$12.68

Class B
Net assets applicable to outstanding shares	$34,135,538

Shares of beneficial interest outstanding	2,803,987

Net asset value and offering price per share outstanding	$12.17

Class C
Net assets applicable to outstanding shares	$37,653,424

Shares of beneficial interest outstanding	3,093,865

Net asset value and offering price per share outstanding	$12.17

Class I
Net assets applicable to outstanding shares	$7,976,320

Shares of beneficial interest outstanding	645,009

Net asset value and offering price per share outstanding	$12.37

Class R2
Net assets applicable to outstanding shares	$128,863

Shares of beneficial interest outstanding	10,493

Net asset value and offering price per share outstanding	$12.28

Class R3
Net assets applicable to outstanding shares	$884,629

Shares of beneficial interest outstanding	72,142

Net asset value and offering price per share outstanding	$12.26

30	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$11,230,934
Interest	269
Other	20

Total income	11,231,223

Expenses
Distribution/Service—Class A (See Note 3)	682,218
Distribution/Service—Investor Class (See Note 3)	127,619
Distribution/Service—Class B (See Note 3)	188,593
Distribution/Service—Class C (See Note 3)	205,518
Distribution/Service—Class R2 (See Note 3)	176
Distribution/Service—Class R3 (See Note 3)	2,286
Transfer agent (See Note 3)	440,186
Registration	59,233
Shareholder communication	52,263
Professional fees	42,541
Trustees	9,001
Custodian	8,224
Shareholder service (See Note 3)	527
Miscellaneous	13,518

Total expenses before waiver/reimbursement	1,831,903
Expense waiver/reimbursement from Manager (See Note 3)	(75,796)

Net expenses	1,756,107

Net investment income (loss)	9,475,116

Realized and Unrealized Gain (Loss) on Investments and Swap Contracts
Net realized gain (loss) on:
Affiliated investment company transactions	7,660,368
Realized capital gain distributions from affiliated investment companies	15,665,665
Swap transactions	4,402,765

Net realized gain (loss) on investments from affiliated investment companies and swap transactions	27,728,798

Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	(66,907,852)

Net realized and unrealized gain (loss) on investments and swap transactions	(39,179,054)

Net increase (decrease) in net assets resulting from operations	$(29,703,938)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Statements of Changes in Net Assets

for the six months ended April 30, 2020 (Unaudited) and the year ended October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$9,475,116	$11,901,184
Net realized gain (loss) on investments and investments from affiliated investment companies and swap transactions	27,728,798	17,248,446
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies and swap contracts	(66,907,852)	30,192,321

Net increase (decrease) in net assets resulting from operations	(29,703,938)	59,341,951

Distributions to shareholders:
Class A	(21,900,859)	(32,751,950)
Investor Class	(3,720,348)	(5,715,758)
Class B	(1,134,789)	(2,830,087)
Class C	(1,247,417)	(3,281,736)
Class I	(491,902)	(914,013)
Class R2	(5,717)	—
Class R3	(35,111)	(22,135)

Total distributions to shareholders	(28,536,143)	(45,515,679)

Capital share transactions:
Net proceeds from sale of shares	46,213,035	243,099,929
Net asset value of shares issued in connection with the acquisition of MainStay Retirement 2030 Fund	—	48,401,868
Net asset value of shares issued to shareholders in reinvestment of distributions	28,341,740	45,176,124
Cost of shares redeemed	(67,054,408)	(281,331,772)

Increase (decrease) in net assets derived from capital share transactions	7,500,367	55,346,149

Net increase (decrease) in net assets	(50,739,714)	69,172,421

Net Assets
Beginning of period	755,809,741	686,637,320

End of period	$705,070,027	$755,809,741

32	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class A	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$13.28		$13.14	$14.23	$12.83	$13.32	$14.19

Net investment income (loss) (a)	0.17		0.23	0.20	0.20	0.20	0.23

Net realized and unrealized gain (loss) on investments	(0.65)		0.81	(0.53)	1.67	(0.06)	(0.15)

Total from investment operations	(0.48)		1.04	(0.33)	1.87	0.14	0.08

Less distributions:

From net investment income	(0.26)		(0.27)	(0.31)	(0.25)	(0.24)	(0.30)

From net realized gain on investments	(0.26)		(0.63)	(0.45)	(0.22)	(0.39)	(0.65)

Total distributions	(0.52)		(0.90)	(0.76)	(0.47)	(0.63)	(0.95)

Net asset value at end of period	$12.28		$13.28	$13.14	$14.23	$12.83	$13.32

Total investment return (b)	(3.88%)		8.88%	(2.58%)	14.98%	1.15%	0.59%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.68	% ††	1.82%	1.47%	1.52%	1.61%	1.67%

Net expenses (c)	0.35	% ††	0.36%	0.34%	0.35%	0.35%	0.35%

Portfolio turnover rate	37%		45%	52%	33%	37%	39%

Net assets at end of period (in 000’s)	$523,645		$553,530	$480,956	$500,627	$349,764	$353,841

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,

Investor Class	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$13.28		$13.14	$14.22	$12.81	$13.31	$14.17

Net investment income (loss) (a)	0.16		0.21	0.18	0.18	0.18	0.21

Net realized and unrealized gain (loss) on investments	(0.65)		0.81	(0.54)	1.67	(0.08)	(0.14)

Total from investment operations	(0.49)		1.02	(0.36)	1.85	0.10	0.07

Less distributions:

From net investment income	(0.23)		(0.25)	(0.27)	(0.22)	(0.21)	(0.28)

From net realized gain on investments	(0.26)		(0.63)	(0.45)	(0.22)	(0.39)	(0.65)

Total distributions	(0.49)		(0.88)	(0.72)	(0.44)	(0.60)	(0.93)

Net asset value at end of period	$12.30		$13.28	$13.14	$14.22	$12.81	$13.31

Total investment return (b)	(3.92%)		8.64%	(2.78%)	14.89%	0.90%	0.50%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.51	% ††	1.60%	1.30%	1.32%	1.43%	1.52%

Net expenses (c)	0.55	% ††	0.55%	0.51%	0.53%	0.53%	0.52%

Expenses (before waiver/reimbursement) (c)	0.64	% ††	0.64%	0.58%	0.53%	0.53%	0.52%

Portfolio turnover rate	37%		45%	52%	33%	37%	39%

Net assets at end of period (in 000’s)	$100,646		$104,946	$84,202	$84,951	$168,146	$158,390

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class B	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$13.09		$12.94	$14.00	$12.62	$13.11	$13.97

Net investment income (loss) (a)	0.11		0.12	0.08	0.08	0.09	0.11

Net realized and unrealized gain (loss) on investments	(0.65)		0.79	(0.53)	1.65	(0.08)	(0.14)

Total from investment operations	(0.54)		0.91	(0.45)	1.73	0.01	(0.03)

Less distributions:

From net investment income	(0.12)		(0.13)	(0.16)	(0.13)	(0.11)	(0.18)

From net realized gain on investments	(0.26)		(0.63)	(0.45)	(0.22)	(0.39)	(0.65)

Total distributions	(0.38)		(0.76)	(0.61)	(0.35)	(0.50)	(0.83)

Net asset value at end of period	$12.17		$13.09	$12.94	$14.00	$12.62	$13.11

Total investment return (b)	(4.31%)		7.82%	(3.45%)	13.98%	0.17%	(0.27%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.79	% ††	0.96%	0.60%	0.63%	0.71%	0.79%

Net expenses (c)	1.30	% ††	1.30%	1.26%	1.29%	1.28%	1.27%

Expenses (before waiver/reimbursement) (c)	1.38	% ††	1.38%	1.33%	1.29%	1.28%	1.27%

Portfolio turnover rate	37%		45%	52%	33%	37%	39%

Net assets at end of period (in 000’s)	$34,136		$40,817	$50,416	$67,352	$71,339	$80,474

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,

Class C	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$13.08		$12.93	$14.00	$12.62	$13.11	$13.97

Net investment income (loss) (a)	0.11		0.13	0.08	0.08	0.09	0.10

Net realized and unrealized gain (loss) on investments	(0.64)		0.78	(0.54)	1.65	(0.08)	(0.13)

Total from investment operations	(0.53)		0.91	(0.46)	1.73	0.01	(0.03)

Less distributions:

From net investment income	(0.12)		(0.13)	(0.16)	(0.13)	(0.11)	(0.18)

From net realized gain on investments	(0.26)		(0.63)	(0.45)	(0.22)	(0.39)	(0.65)

Total distributions	(0.38)		(0.76)	(0.61)	(0.35)	(0.50)	(0.83)

Net asset value at end of period	$12.17		$13.08	$12.93	$14.00	$12.62	$13.11

Total investment return (b)	(4.24%)		7.83%	(3.52%)	13.98%	0.17%	(0.27%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.78	% ††	1.00%	0.59%	0.61%	0.69%	0.77%

Net expenses (c)	1.30	% ††	1.30%	1.26%	1.29%	1.28%	1.27%

Expenses (before waiver/reimbursement) (c)	1.38	% ††	1.38%	1.33%	1.29%	1.28%	1.27%

Portfolio turnover rate	37%		45%	52%	33%	37%	39%

Net assets at end of period (in 000’s)	$37,653		$43,681	$57,496	$69,641	$69,090	$71,281

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

34	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class I	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$13.37		$13.24	$14.34	$12.92	$13.41	$14.28

Net investment income (loss) (a)	0.20		0.28	0.24	0.24	0.24	0.26

Net realized and unrealized gain (loss) on investments	(0.65)		0.79	(0.54)	1.68	(0.07)	(0.14)

Total from investment operations	(0.45)		1.07	(0.30)	1.92	0.17	0.12

Less distributions:

From net investment income	(0.29)		(0.31)	(0.35)	(0.28)	(0.27)	(0.34)

From net realized gain on investments	(0.26)		(0.63)	(0.45)	(0.22)	(0.39)	(0.65)

Total distributions	(0.55)		(0.94)	(0.80)	(0.50)	(0.66)	(0.99)

Net asset value at end of period	$12.37		$13.37	$13.24	$14.34	$12.92	$13.41

Total investment return (b)	(3.63%)		9.04%	(2.39%)	15.32%	1.41%	0.84%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.13	% ††	2.15%	1.75%	1.76%	1.87%	1.88%

Net expenses (c)	0.10	% ††	0.11%	0.09%	0.10%	0.10%	0.10%

Portfolio turnover rate	37%		45%	52%	33%	37%	39%

Net assets at end of period (in 000’s)	$7,976		$11,687	$13,108	$14,973	$13,068	$13,702

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R2	Six months ended April 30, 2020*	June 14, 2019^ through October 31, 2019

Net asset value at beginning of period	$13.27	$12.78

Net investment income (loss) (a)	0.17	0.06

Net realized and unrealized gain (loss) on investments	(0.65)	0.43

Total from investment operations	(0.48)	0.49

Less distributions:

From net investment income	(0.25)	—

From net realized gain on investments	(0.26)	—

Total distributions	(0.51)	—

Net asset value at end of period	$12.28	$13.27

Total investment return (b)	(3.88%)	3.83%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss) ††	2.63%	1.13%

Net expenses ††(c)	0.45%	0.47%

Portfolio turnover rate	37%	45%

Net assets at end of period (in 000’s)	$129	$147

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,			February 29, 2016 ^ through October 31,

Class R3	2020*		2019	2018	2017	2016

Net asset value at beginning of period	$13.24		$13.09	$14.20	$12.80	$11.77

Net investment income (loss) (a)	0.15		0.17	0.13	0.09	0.07

Net realized and unrealized gain (loss) on investments	(0.64)		0.82	(0.50)	1.73	0.96

Total from investment operations	(0.49)		0.99	(0.37)	1.82	1.03

Less distributions:

From net investment income	(0.23)		(0.21)	(0.29)	(0.20)	—

From net realized gain on investments	(0.26)		(0.63)	(0.45)	(0.22)	—

Total distributions	(0.49)		(0.84)	(0.74)	(0.42)	—

Net asset value at end of period	$12.26		$13.24	$13.09	$14.20	$12.80

Total investment return (b)	(3.99%)		8.46%	(2.91%)	14.63%	8.75%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.38	% ††	1.32%	0.94%	0.64%	0.85	% ††

Net expenses (c)	0.70	% ††	0.71%	0.69%	0.69%	0.70	% ††

Portfolio turnover rate	37%		45%	52%	33%	37%

Net assets at end of period (in 000’s)	$885		$1,004	$459	$212	$64

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

36	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Moderate Growth Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares* of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2020

Class	Sales Charge		Inception Date	Six Months	One Year or Since Inception	Five Years or Since Inception	Ten Years	Gross Expense Ratio[2]

Class A Shares[3]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	4/4/2005	–9.49 –6.69%	–10.33 –5.11%	1.39 2.55%	5.95 6.55%	1.16 1.16%
Investor Class Shares[3]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–9.59 –6.80	–10.49 –5.28	1.21 2.36	5.77 6.37	1.45 1.45
Class B Shares[4]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	4/4/2005	–11.60 –7.11	–10.52 –5.98	1.27 1.59	5.59 5.59	2.20 2.20
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4/4/2005	–8.01 –7.11	–6.89 –5.98	1.59 1.59	5.59 5.59	2.20 2.20
Class I Shares	No Sales Charge		4/4/2005	–6.60	–4.91	2.79	6.82	0.91
Class R1 Shares[5]	No Sales Charge		6/14/2019	–6.66	–4.98	N/A	N/A	1.01
Class R2 Shares[5]	No Sales Charge		6/14/2019	–6.83	–5.26	N/A	N/A	1.26
Class R3 Shares	No Sales Charge		2/29/2016	–6.87	–5.42	5.95	N/A	1.51

*	Previously, the chart presented the Fund’s annual returns for Class B shares. Class I shares are presented for consistency across the MainStay Fund complex.
1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Prior to July 22, 2019, the maximum initial sales charge applicable was 5.5%, which is reflected in the average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
5.	Class R1 and Class R2 shares were launched in connection with the reorganization of the MainStay Retirement 2040 Fund and MainStay Retirement 2050 Fund into the Fund.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

37

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

S&P 500® Index[6]	–3.16%	0.86%	9.12%	11.69%
MSCI EAFE® Index[7]	–14.21	–11.34	–0.17	3.55
Bloomberg Barclays U.S. Aggregate Bond Index[8]	4.86	10.84	3.80	3.96
Moderate Growth Allocation Composite Index[9]	–3.63	0.62	6.36	8.79
Morningstar Allocation – 70% to 85% Equity Category Average[10]	–8.11	–6.06	3.31	6.60

6.

The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.

The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

9.

The Fund has selected the Moderate Growth Allocation Composite Index as an additional benchmark. Effective February 28, 2014, the Moderate Growth Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 60%, 20% and 20%, respectively. Prior to February 28, 2014, the Moderate Growth Allocation Composite Index consisted of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 65%, 15%, and 20%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

10.

The Morningstar Allocation – 70% to 85% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 70% and 85%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

38	MainStay Moderate Growth Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Moderate Growth Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2019, to April 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2019, to April 30, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/19	Ending Account Value (Based on Actual Returns and Expenses) 4/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$933.10	$1.73	$1,023.07	$1.81	0.36%

Investor Class Shares	$1,000.00	$932.00	$2.64	$1,022.13	$2.77	0.55%

Class B Shares	$1,000.00	$928.90	$6.23	$1,018.40	$6.52	1.30%

Class C Shares	$1,000.00	$928.90	$6.23	$1,018.40	$6.52	1.30%

Class I Shares	$1,000.00	$934.00	$0.53	$1,024.32	$0.55	0.11%

Class R1 Shares	$1,000.00	$933.40	$0.96	$1,023.87	$1.01	0.20%

Class R2 Shares	$1,000.00	$931.70	$2.21	$1,022.58	$2.31	0.46%

Class R3 Shares	$1,000.00	$931.30	$3.41	$1,021.33	$3.57	0.71%

1

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

39

Investment Objectives of Underlying Funds as of April 30, 2020 (Unaudited)

See Portfolio of Investments beginning on page 44 for specific holdings within these categories. The Fund’s holdings are subject to change.

40	MainStay Moderate Growth Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.

How did MainStay Moderate Growth Allocation Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2020?

For the six months ended April 30, 2020, Class I shares of MainStay Moderate Growth Allocation Fund returned –6.60%, underperforming the –3.16% return of the Fund’s primary benchmark, the S&P 500® Index, and outperforming the –14.21% return of the MSCI EAFE® Index, which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund underperformed the 4.86% return of the Bloomberg Barclays U.S. Aggregate Bond Index and the –3.63% return of the Moderate Growth Allocation Composite Index, both of which are additional benchmarks of the Fund. For the six months ended April 30, 2020, Class I shares of the Fund outperformed the –8.11% return of the Morningstar Allocation—70% to 85% Equity Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting returns for the Fund over the reporting period versus the performance of a weighted combination of indices is the net performance of the Underlying Funds themselves relative to their respective benchmarks.

Three main factors affected the Fund’s performance relative to its primary and secondary benchmarks during the reporting period.

First, the Fund is considerably more diversified than its primary benchmark, the S&P 500® Index, or its additional benchmarks. During the reporting period, the Fund’s out-of-benchmark investments, which included small-cap stock, high-yield bonds and floating-rate bonds, significantly underperformed benchmark asset classes, detracting from the Fund’s relative performance.

Second, the Fund’s asset class policy, discussed in detail below, is set to lean away from riskier equity and fixed-income securities. That stance bolstered performance significantly amid recent market turmoil.

Third, as mentioned above, the performance of the Underlying Funds versus their respective benchmarks is always an important determinant of relative return. During the reporting period, the performance of the Underlying Funds in which the Fund invested materially detracted from relative returns. While a few of the Underlying Funds performed well, the majority underperformed their respective benchmarks.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

Total return swaps were used to express most of the Fund’s asset class policy biases. As such, the swaps can be seen as contributing positively to the Fund’s relative returns. They were also used to curb larger systematic risk observable within the pool of Underlying Funds. In addition, derivatives enhanced the Fund’s returns to a small degree by helping restrain exposure to the underperforming value risk factor.

How did you allocate the Fund’s assets during the reporting period and why?

Allocations shifted frequently at the margin, but were broadly stable throughout the reporting period. The Fund’s general allocation theme was one of risk aversion. That stance was unhelpful in late 2019 and early 2020 as stock prices rose on easing trade tensions and U.S. Federal Reserve (“Fed”) support of funding markets, but was well rewarded through the virus-induced market turmoil that followed. The degree to which the Fund leaned toward fixed income and away from equities varied across time in a constructive way. The Fund held significantly underweight exposure to equities in late February 2020 as prices began to slide; stock purchases were made in March at reduced prices, lessening the underweight; and the Fund trimmed equity exposure again as markets rallied in April.

Positioning within asset classes proved even more supportive of the Fund’s performance than management of the overall stock/bond blend. Two biases stood out. The first was the Fund’s shift away from floating-rate loans in favor of cash and higher quality, longer duration2 bonds. That stance benefited performance as loans came under significant pressure. The other favorable bias was a decisive tilt toward large-cap stocks over those of smaller companies. Smaller businesses that lacked a substantial balance sheet to fall back upon and were vulnerable to credit pressures, particularly those suffering from weak profit margins, experienced comparatively poor stock performance during the reporting period.

1.	See page 37 for other share class returns, which may be higher or lower than Class I share returns. See page 38 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

41

How did the Fund’s allocations change over the course of the reporting period?

At the asset class level, allocations remained relatively stable as described above. The largest change at the Underlying Fund level occurred when MainStay Indexed Bond Fund became MainStay Short Term Bond Fund in December 2019, prompting the Fund to reallocate most of its affected assets to MainStay MacKay Total Return Bond Fund. Similarly, the Fund shifted assets from MainStay MacKay Emerging Markets Equity Fund into MainStay Candriam Emerging Markets Equity Fund when the former was liquidated.

In other changes, the Fund steadily increased its allocation to IQ 500 International ETF, a new vehicle launched at the end of 2018 in which a position is still being built. Conversely, the Fund sold shares in IQ Chaikin U.S. Small Cap ETF as we continued to increase the Fund’s average capitalization size.

There were also several Underlying Funds that were removed from the portfolio during the reporting period. The largest holding to be closed was in MainStay MacKay U.S. Equity Opportunities Fund, with proceeds redirected to MainStay MacKay S&P 500 Index Fund, a move that reduced the Fund’s exposure to quantitatively driven investment strategies. Other positions closed out included MainStay MacKay Short Term Municipal Bond Fund (assets shifted to a similar maturity taxable bond fund), IQ S&P High Yield Low Volatility Bond ETF (assets shifted to shorter maturity high-yield bonds) and IQ Global Resources ETF. New to the Fund was exposure to iShares 20+ Year Treasury Bond ETF, realized through the use of a total return swap and added to extend portfolio duration.

During the reporting period, which Underlying Equity Funds had the highest total returns and which had the lowest total returns?

The only Underlying Equity Funds in which the Fund was invested for the entire reporting period that generated positive returns were MainStay Winslow Large Cap Growth Fund and MainStay MacKay Growth Fund. MainStay Epoch Capital Growth Fund experienced the smallest loss.

Underlying Equity Funds with the lowest total returns included IQ Chaikin U.S. Small Cap ETF, MainStay MacKay Small Cap Core Fund and IQ 500 International ETF.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?

The strongest contribution to the Fund’s performance came from MainStay Winslow Large Cap Growth Fund. (Contributions take weightings and total returns into account.) The next strongest was MainStay MacKay S&P 500 Index Fund as a result of a significant allocation increase in late March 2020 near the market bottom. Third was MainStay MacKay Growth Fund. If we were to include total return swaps, the Fund’s short position in the Russell 2000 Index would stand out as the largest positive contributor.

Underlying Funds that disproportionately detracted from performance included MainStay MacKay Small Cap Core Fund, MainStay Epoch U.S. Equity Yield Fund and IQ 500 International ETF.

During the reporting period, which Underlying Fixed-Income Funds had the highest total returns and which had the lowest total returns?

Among Underlying Fixed-Income Funds in which the Fund was invested for the entire reporting period, the highest total returns came from MainStay MacKay Total Return Bond Fund, MainStay MacKay Infrastructure Bond Fund and MainStay MacKay Convertible Fund. Negative returns were produced by MainStay MacKay High Yield Municipal Bond Fund, MainStay MacKay Short Duration High Yield Fund and MainStay Floating Rate Fund.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance and which were particularly weak?

The most significant positive contributors to Fund performance were the three Underlying Fixed-Income Funds cited above as producing highest total returns in the following order: MainStay MacKay Infrastructure Bond Fund, MainStay MacKay Convertible Fund and MainStay MacKay Total Return Bond Fund. The most significant detractors included MainStay MacKay Short Duration High Yield Fund, MainStay Floating Rate Fund and MainStay MacKay High Yield Municipal Bond Fund.

How was the Fund positioned at the end of the reporting period?

After the lows set on March 23, 2020, equity and credit markets rallied dramatically. One might reasonably assume this has been in response to the overwhelming force policy makers have brought to bear on both fiscal and monetary fronts. The prevailing expectation seems to be that economic activity will recover to normal levels relatively quickly and that the damage inflicted upon corporate profitability will be short-lived. We think that is highly unlikely. Our understanding of the trajectory of the pandemic is that some form of business-inhibiting containment effort will likely be needed for quite some time yet. Even absent such regulation, consumer behavior has likely been radically altered, threatening a range of business models. Our expectation is that we will see an extended wave of business bankruptcies, destroying output and jobs. In our view, it may be several years before GDP again attains the level seen just a few months ago.

In our view, market pricing has moved well ahead of any real recovery. Letting the data drive our decision-making, we are solidly underweight equities overall, believing them to be

42	MainStay Moderate Growth Allocation Fund

significantly overvalued and expecting that another sharp contraction may lie ahead. Mid- and small-cap stocks look especially vulnerable, in our view, the Fund is tilted away from that segment of the market. Valuations in credit are less demanding than in equities, but there too, risk looks poorly priced in our view. The bank loan market strikes us as being vulnerable due to weak underwriting and structural issues related to collateralized loan obligations that comprise a good portion of the loan market. Shifting away from both equity and lower quality loans, the Fund approaches the second half of the year with a large cash balance and full exposure to investment-grade credit.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

43

Portfolio of Investments April 30, 2020 (Unaudited)

	Shares	Value
Affiliated Investment Companies 92.5%†
Equity Funds 77.0%
IQ 50 Percent Hedged FTSE International ETF (a)	760,265	$13,547,922
IQ 500 International ETF (a)	1,060,993	23,471,818
IQ Candriam ESG International Equity ETF (a)	300,020	6,264,178
IQ Chaikin U.S. Large Cap ETF (a)	1,470,274	32,297,656
IQ Chaikin U.S. Small Cap ETF (a)	1,040,709	20,866,215
MainStay Candriam Emerging Markets Equity Fund Class R6 (a)	2,999,974	25,019,784
MainStay Epoch Capital Growth Fund Class I (a)	554,132	6,804,745
MainStay Epoch International Choice Fund Class I (a)	887,384	27,455,652
MainStay Epoch U.S. All Cap Fund Class R6 (a)	1,726,989	39,029,945
MainStay Epoch U.S. Equity Yield Fund Class R6 (a)	3,959,843	57,180,134
MainStay MacKay Common Stock Fund Class I (a)	773,204	17,373,902
MainStay MacKay Growth Fund Class I (a)	1,313,951	47,854,079
MainStay MacKay International Equity Fund Class R6 (a)	894,272	14,120,548
MainStay MacKay International Opportunities Fund Class I (a)	3,673,757	21,528,218
MainStay MacKay S&P 500 Index Fund Class I (a)	737,399	30,410,351
MainStay MacKay Small Cap Core Fund Class I (a)	1,835,283	37,072,709
MainStay MAP Equity Fund Class I (a)	1,426,444	51,123,764
MainStay Winslow Large Cap Growth Fund Class R6	6,434,375	65,694,969

Total Equity Funds (Cost $514,913,302)		537,116,589

	Shares	Value
Fixed Income Funds 15.5%
MainStay Floating Rate Fund Class R6 (a)	1,002,142	$8,317,774
MainStay MacKay Convertible Fund Class I	462,328	8,058,384
MainStay MacKay High Yield Municipal Bond Fund Class R6 (a)	373,019	4,416,549
MainStay MacKay Infrastructure Bond Fund Class R6 (a)	1,449,940	12,556,481
MainStay MacKay Short Duration High Yield Fund Class I	3,720,421	33,186,158
MainStay MacKay Total Return Bond Fund Class R6 (a)	2,861,019	31,528,427
MainStay MacKay Unconstrained Bond Fund Class R6 (a)	265,996	2,207,765
MainStay Short Term Bond Class I (a)	751,301	7,813,533

Total Fixed Income Funds (Cost $109,839,671)		108,085,071

Total Affiliated Investment Companies (Cost $624,752,973)		645,201,660

Short-Term Investment 7.1%
Affiliated Investment Company 7.1%
MainStay U.S. Government Liquidity Fund, 0.01% (b)	49,641,577	49,641,577

Total Short-Term Investment (Cost $49,641,577)		49,641,577

Total Investments (Cost $674,394,550)	99.6%	694,843,237
Other Assets, Less Liabilities	0.4	3,022,490
Net Assets	100.0%	$697,865,727

†	Percentages indicated are based on Fund net assets.

(a)	As of April 30, 2020, the Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class.

(b)	Current yield as of April 30, 2020.

Swap Contracts

Open OTC total return equity swap contracts as of April 30, 2020 were as follows:

Swap Counterparty	Reference Obligation	Floating Rate[1]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation[2]

Citibank	iShares 20+ Year Treasury Bond ETF	1 Month LIBOR BBA plus 0.40%	12/01/2020	Monthly	9,839	$—
Citibank	iShares Core U.S. Aggregate Bond ETF	1 Month LIBOR BBA plus 0.60%	12/01/2020	Monthly	8,002	—
Citibank	Russell 2000 Total Return Index	1 Month LIBOR BBA minus 0.09%	12/07/2020	Monthly	(1,592)	—
Citibank	Russell Midcap Total Return Index	1 Month LIBOR BBA minus 0.25%	12/07/2020	Monthly	(1,311)	—
Citibank	S&P 500 Total Return Index	1 Month LIBOR BBA	10/26/2020	Monthly	(5,783)	—
						$—

1	Fund pays or receives the floating rate and receives or pays the total return of the reference entity.

2	Reflects the value at reset date as of April 30, 2020.

*	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.

44	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following abbreviations are used in the preceding pages:

BBA—British Bankers’ Association

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rate

The following is a summary of the fair valuations according to the inputs used as of April 30, 2020, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments (a)
Affiliated Investment Companies
Equity Funds	$537,116,589	$—	$—	$537,116,589
Fixed Income Funds	108,085,071	—	—	108,085,071
Short-Term Investment	49,641,577	—	—	49,641,577

Total Investments in Securities	$694,843,237	$—	$—	$694,843,237

(a)	For a complete listing of investments, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	45

Statement of Assets and Liabilities as of April 30, 2020 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $674,394,550)	$694,843,237
Receivables:
Investment securities sold	3,459,605
Fund shares sold	364,906
Dividends and Interest	315,583
Manager (See Note 3)	28,722
Other assets	78,263

Total assets	699,090,316

Liabilities
Payables:
Investment securities purchased	312,988
Fund shares redeemed	294,588
Transfer agent (See Note 3)	224,073
NYLIFE Distributors (See Note 3)	173,676
Dividends and interest on OTC swaps contracts	97,728
Shareholder communication	83,298
Professional fees	23,963
Custodian	3,718
Trustees	1,401
Accrued expenses	6,892
Dividend payable	2,264

Total liabilities	1,224,589

Net assets	$697,865,727

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$54,281
Additional paid-in capital	657,285,589

657,339,870
Total distributable earnings (loss)	40,525,857

Net assets	$697,865,727

Class A
Net assets applicable to outstanding shares	$496,966,224

Shares of beneficial interest outstanding	38,623,342

Net asset value per share outstanding	$12.87
Maximum sales charge (3.00% of offering price)	0.40

Maximum offering price per share outstanding	$13.27

Investor Class
Net assets applicable to outstanding shares	$125,879,607

Shares of beneficial interest outstanding	9,772,541

Net asset value per share outstanding	$12.88
Maximum sales charge (3.00% of offering price)	0.40

Maximum offering price per share outstanding	$13.28

Class B
Net assets applicable to outstanding shares	$34,975,749

Shares of beneficial interest outstanding	2,750,532

Net asset value and offering price per share outstanding	$12.72

Class C
Net assets applicable to outstanding shares	$31,394,151

Shares of beneficial interest outstanding	2,468,468

Net asset value and offering price per share outstanding	$12.72

Class I
Net assets applicable to outstanding shares	$7,257,637

Shares of beneficial interest outstanding	557,317

Net asset value and offering price per share outstanding	$13.02

Class R1
Net assets applicable to outstanding shares	$26,981

Shares of beneficial interest outstanding	2,072

Net asset value and offering price per share outstanding	$13.02

Class R2
Net assets applicable to outstanding shares	$85,526

Shares of beneficial interest outstanding	6,648

Net asset value and offering price per share outstanding	$12.86

Class R3
Net assets applicable to outstanding shares	$1,279,852

Shares of beneficial interest outstanding	99,929

Net asset value and offering price per share outstanding	$12.81

46	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$11,639,287
Interest	403
Other	20

Total income	11,639,710

Expenses
Distribution/Service—Class A (See Note 3)	665,003
Distribution/Service—Investor Class (See Note 3)	165,558
Distribution/Service—Class B (See Note 3)	200,016
Distribution/Service—Class C (See Note 3)	171,573
Distribution/Service—Class R2 (See Note 3)	126
Distribution/Service—Class R3 (See Note 3)	3,248
Transfer agent (See Note 3)	525,885
Registration	58,575
Shareholder communication	55,049
Professional fees	47,875
Custodian	12,805
Trustees	9,356
Shareholder service (See Note 3)	713
Miscellaneous	13,754

Total expenses before waiver/reimbursement	1,929,536
Expense waiver/reimbursement from Manager (See Note 3)	(114,867)

Net expenses	1,814,669

Net investment income (loss)	9,825,041

Realized and Unrealized Gain (Loss) on Investments and Swap Contracts
Net realized gain (loss) on:
Affiliated investment company transactions	4,357,451
Realized capital gain distributions from affiliated investment companies	20,615,425
Swap transactions	3,168,930

Net realized gain (loss) on investments from affiliated investment companies and swap transactions	28,141,806

Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	(89,069,888)

Net realized and unrealized gain (loss) on investments and swap transactions	(60,928,082)

Net increase (decrease) in net assets resulting from operations	$(51,103,041)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	47

Statements of Changes in Net Assets

for the six months ended April 30, 2020 (Unaudited) and the year ended October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$9,825,041	$10,214,732
Net realized gain (loss) on investments and investments from affiliated investment companies and swap transactions	28,141,806	25,752,192
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies and swap contracts	(89,069,888)	20,652,610

Net increase (decrease) in net assets resulting from operations	(51,103,041)	56,619,534

Distributions to shareholders:
Class A	(24,258,592)	(43,963,341)
Investor Class	(5,544,925)	(10,091,854)
Class B	(1,425,921)	(4,344,612)
Class C	(1,220,566)	(3,869,617)
Class I	(485,415)	(754,206)
Class R1	(1,161)	—
Class R2	(4,340)	—
Class R3	(56,217)	(34,155)

Total distributions to shareholders	(32,997,137)	(63,057,785)

Capital share transactions:
Net proceeds from sale of shares	41,141,709	288,029,932
Net asset value of shares issued in connection with the acquisition of MainStay Retirement 2040 Fund	—	40,416,312
Net asset value of shares issued in connection with the acquisition of MainStay Retirement 2050 Fund	—	24,525,394
Net asset value of shares issued to shareholders in reinvestment of distributions	32,867,225	62,810,691
Cost of shares redeemed	(70,497,604)	(336,933,245)

Increase (decrease) in net assets derived from capital share transactions	3,511,330	78,849,084

Net increase (decrease) in net assets	(80,588,848)	72,410,833

Net Assets
Beginning of period	778,454,575	706,043,742

End of period	$697,865,727	$778,454,575

48	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class A	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$14.40		$14.76	$15.96	$13.90	$14.65	$15.47

Net investment income (loss) (a)	0.19		0.22	0.16	0.17	0.18	0.19

Net realized and unrealized gain (loss) on investments	(1.09)		0.77	(0.55)	2.41	(0.18)	(0.07)

Total from investment operations	(0.90)		0.99	(0.39)	2.58	—	0.12

Less distributions:

From net investment income	(0.26)		(0.28)	(0.36)	(0.20)	(0.20)	(0.28)

From net realized gain on investments	(0.37)		(1.07)	(0.45)	(0.32)	(0.55)	(0.66)

Total distributions	(0.63)		(1.35)	(0.81)	(0.52)	(0.75)	(0.94)

Net asset value at end of period	$12.87		$14.40	$14.76	$15.96	$13.90	$14.65

Total investment return (b)	(6.69%)		8.17%	(2.75%)	19.05%	0.15%	0.81%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.72	% ††	1.55%	1.02%	1.16%	1.29%	1.30%

Net expenses (c)	0.36	% ††	0.37%	0.35%	0.36%	0.36%	0.36%

Portfolio turnover rate	25%		42%	47%	32%	32%	36%

Net assets at end of period (in 000’s)	$496,966		$545,586	$484,182	$499,998	$296,060	$301,459

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,

Investor Class	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$14.40		$14.76	$15.93	$13.88	$14.63	$15.45

Net investment income (loss) (a)	0.18		0.18	0.14	0.14	0.15	0.17

Net realized and unrealized gain (loss) on investments	(1.09)		0.79	(0.55)	2.40	(0.17)	(0.08)

Total from investment operations	(0.91)		0.97	(0.41)	2.54	(0.02)	0.09

Less distributions:

From net investment income	(0.24)		(0.26)	(0.31)	(0.17)	(0.18)	(0.25)

From net realized gain on investments	(0.37)		(1.07)	(0.45)	(0.32)	(0.55)	(0.66)

Total distributions	(0.61)		(1.33)	(0.76)	(0.49)	(0.73)	(0.91)

Net asset value at end of period	$12.88		$14.40	$14.76	$15.93	$13.88	$14.63

Total investment return (b)	(6.80%)		7.94%	(2.86%)	18.80%	(0.04%)	0.64%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.61	% ††	1.32%	0.87%	0.96%	1.09%	1.13%

Net expenses (c)	0.55	% ††	0.55%	0.52%	0.55%	0.55%	0.54%

Expenses (before waiver/reimbursement) (c)	0.66	% ††	0.68%	0.61%	0.55%	0.55%	0.54%

Portfolio turnover rate	25%		42%	47%	32%	32%	36%

Net assets at end of period (in 000’s)	$125,880		$139,892	$110,200	$116,058	$221,041	$207,598

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	49

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class B	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$14.16		$14.50	$15.66	$13.65	$14.39	$15.20

Net investment income (loss) (a)	0.13		0.10	0.03	0.04	0.05	0.06

Net realized and unrealized gain (loss) on investments	(1.08)		0.76	(0.55)	2.36	(0.18)	(0.07)

Total from investment operations	(0.95)		0.86	(0.52)	2.40	(0.13)	(0.01)

Less distributions:

From net investment income	(0.12)		(0.13)	(0.19)	(0.07)	(0.06)	(0.14)

From net realized gain on investments	(0.37)		(1.07)	(0.45)	(0.32)	(0.55)	(0.66)

Total distributions	(0.49)		(1.20)	(0.64)	(0.39)	(0.61)	(0.80)

Net asset value at end of period	$12.72		$14.16	$14.50	$15.66	$13.65	$14.39

Total investment return (b)	(7.11%)		7.14%	(3.60%)	17.91%	(0.81%)	(0.08%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.88	% ††	0.73%	0.18%	0.31%	0.39%	0.43%

Net expenses (c)	1.30	% ††	1.30%	1.27%	1.30%	1.30%	1.29%

Expenses (before waiver/reimbursement) (c)	1.41	% ††	1.42%	1.36%	1.31%	1.30%	1.29%

Portfolio turnover rate	25%		42%	47%	32%	32%	36%

Net assets at end of period (in 000’s)	$34,976		$43,800	$55,493	$75,863	$80,344	$93,000

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,

Class C	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$14.16		$14.50	$15.66	$13.65	$14.38	$15.20

Net investment income (loss) (a)	0.12		0.10	0.02	0.04	0.05	0.05

Net realized and unrealized gain (loss) on investments	(1.07)		0.76	(0.54)	2.36	(0.17)	(0.07)

Total from investment operations	(0.95)		0.86	(0.52)	2.40	(0.12)	(0.02)

Less distributions:

From net investment income	(0.12)		(0.13)	(0.19)	(0.07)	(0.06)	(0.14)

From net realized gain on investments	(0.37)		(1.07)	(0.45)	(0.32)	(0.55)	(0.66)

Total distributions	(0.49)		(1.20)	(0.64)	(0.39)	(0.61)	(0.80)

Net asset value at end of period	$12.72		$14.16	$14.50	$15.66	$13.65	$14.38

Total investment return (b)	(7.11%)		7.14%	(3.60%)	17.91%	(0.81%)	(0.08%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.83	% ††	0.76%	0.14%	0.25%	0.36%	0.37%

Net expenses (c)	1.30	% ††	1.30%	1.27%	1.30%	1.30%	1.29%

Expenses (before waiver/reimbursement) (c)	1.41	% ††	1.42%	1.36%	1.31%	1.30%	1.29%

Portfolio turnover rate	25%		42%	47%	32%	32%	36%

Net assets at end of period (in 000’s)	$31,394		$36,721	$47,590	$55,873	$51,005	$52,870

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

50	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class I	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$14.58		$14.94	$16.14	$14.05	$14.80	$15.62

Net investment income (loss) (a)	0.23		0.25	0.21	0.21	0.21	0.22

Net realized and unrealized gain (loss) on investments	(1.12)		0.78	(0.56)	2.43	(0.17)	(0.06)

Total from investment operations	(0.89)		1.03	(0.35)	2.64	0.04	0.16

Less distributions:

From net investment income	(0.30)		(0.32)	(0.40)	(0.23)	(0.24)	(0.32)

From net realized gain on investments	(0.37)		(1.07)	(0.45)	(0.32)	(0.55)	(0.66)

Total distributions	(0.67)		(1.39)	(0.85)	(0.55)	(0.79)	(0.98)

Net asset value at end of period	$13.02		$14.58	$14.94	$16.14	$14.05	$14.80

Total investment return (b)	(6.60%)		8.40%	(2.48%)	19.35%	0.41%	1.05%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.27	% ††	1.74%	1.32%	1.40%	1.54%	1.47%

Net expenses (c)	0.11	% ††	0.13%	0.10%	0.11%	0.11%	0.11%

Portfolio turnover rate	25%		42%	47%	32%	32%	36%

Net assets at end of period (in 000’s)	$7,258		$11,037	$8,129	$8,435	$6,976	$7,568

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R1	Six months ended April 30, 2020*	June 14, 2019^ through October 31, 2019

Net asset value at beginning of period	$14.58	$13.99

Net investment income (loss) (a)	0.20	0.05

Net realized and unrealized gain (loss) on investments	(1.10)	0.54

Total from investment operations	(0.90)	0.59

From net investment income	(0.29)	—

From net realized gain on investments	(0.37)	—

Net asset value at end of period	$13.02	$14.58

Total investment return (b)	(6.66%)	4.22%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss) ††	2.83%	0.95%

Net expenses ††(c)	0.20%	0.23%

Portfolio turnover rate	25%	42%

Net assets at end of period (in 000’s)	$27	$25

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	51

Financial Highlights selected per share data and ratios

Class R2	Six months ended April 30, 2020*	June 14, 2019^ through October 31, 2019

Net asset value at beginning of period	$14.40	$13.82

Net investment income (loss) (a)	0.20	0.04

Net realized and unrealized gain (loss) on investments	(1.12)	0.54

Total from investment operations	(0.92)	0.58

Less distributions:

From net investment income	(0.25)	—

From net realized gain on investments	(0.37)	—

Total distributions	(0.62)	—

Net asset value at end of period	$12.86	$14.40

Total investment return (b)	(6.83%)	4.20%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss) ††	2.88%	0.68%

Net expenses ††(c)	0.46%	0.49%

Portfolio turnover rate	25%	42%

Net assets at end of period (in 000’s)	$86	$130

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,			February 29, 2016^ through October 31,

Class R3	2020*		2019	2018	2017	2016

Net asset value at beginning of period	$14.33		$14.68	$15.90	$13.87	$12.58

Net investment income (loss) (a)	0.16		0.12	0.06	0.03	0.04

Net realized and unrealized gain (loss) on investments	(1.08)		0.83	(0.49)	2.48	1.25

Total from investment operations	(0.92)		0.95	(0.43)	2.51	1.29

Less distributions:

From net investment income	(0.23)		(0.23)	(0.34)	(0.16)	—

From net realized gain on investments	(0.37)		(1.07)	(0.45)	(0.32)	—

Total distributions	(0.60)		(1.30)	(0.79)	(0.48)	—

Net asset value at end of period	$12.81		$14.33	$14.68	$15.90	$13.87

Total investment return (b)	(6.87%)		7.81%	(3.04%)	18.58%	10.25%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.39	% ††	0.90%	0.38%	0.21%	0.39	% ††

Net expenses (c)	0.71	% ††	0.73%	0.70%	0.70%	0.71	% ††

Portfolio turnover rate	25%		42%	47%	32%	32%

Net assets at end of period (in 000’s)	$1,280		$1,262	$449	$185	$43

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

52	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Growth Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares* of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2020

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years	Gross Expense Ratio[2]

Class A Shares[3]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	4/4/2005	–11.39 –8.65%	–12.22 –7.11%	1.18 2.33%	6.30 6.90%	1.24 1.24%
Investor Class Shares[3]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–11.47 –8.73	–12.36 –7.26	1.02 2.17	6.15 6.75	1.53 1.53
Class B Shares[4]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	4/4/2005	–13.40 –9.05	–12.38 –7.98	1.11 1.42	5.97 5.97	2.28 2.28
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4/4/2005	–9.91 –9.04	–8.85 –7.97	1.42 1.42	5.97 5.97	2.28 2.28
Class I Shares	No Sales Charge		4/4/2005	–8.48	–6.90	2.61	7.20	0.99
Class R3 Shares	No Sales Charge		2/29/2016	–8.82	–7.46	6.37	N/A	1.59

*	Previously, the chart presented the Fund’s annual returns for Class B shares. Class I shares are presented for consistency across the MainStay Fund complex.
1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Prior to July 22, 2019, the maximum initial sales charge applicable was 5.5%, which is reflected in the average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

53

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

S&P 500® Index[5]	–3.16%	0.86%	9.12%	11.69%
MSCI EAFE® Index[6]	–14.21	–11.34	–0.17	3.55
Growth Allocation Composite Index[7]	–6.01	–2.28	6.78	9.77
Morningstar Allocation – 85%+ Equity Category Average[8]	–9.96	–8.06	3.08	7.24

5.

The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Fund has selected the Growth Allocation Composite Index as an additional benchmark. Effective February 28, 2014, the Growth Allocation Composite Index consists of the S&P 500® Index and the MSCI EAFE® Index weighted 75% and 25%, respectively. Prior to February 28, 2014, the Growth Allocation Composite Index consisted of the S&P 500® Index and the MSCI EAFE® Index weighted 80% and 20%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
8.

The Morningstar Allocation – 85%+ Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures of over 85%. These funds typically allocate at least 10% to equities of foreign companies and do not exclusively allocate between cash and equities. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

54	MainStay Growth Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Growth Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2019, to April 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2019, to April 30, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/19	Ending Account Value (Based on Actual Returns and Expenses) 4/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$913.50	$1.90	$1,022.87	$2.01	0.40%

Investor Class Shares	$1,000.00	$912.70	$2.62	$1,022.13	$2.77	0.55%

Class B Shares	$1,000.00	$909.50	$6.17	$1,018.40	$6.52	1.30%

Class C Shares	$1,000.00	$909.60	$6.17	$1,018.40	$6.52	1.30%

Class I Shares	$1,000.00	$915.20	$0.71	$1,024.12	$0.75	0.15%

Class R3 Shares	$1,000.00	$911.80	$3.57	$1,021.13	$3.77	0.75%

1

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

55

Investment Objectives of Underlying Funds as of April 30, 2020 (Unaudited)

See Portfolio of Investments beginning on page 59 for specific holdings within these categories. The Fund’s holdings are subject to change.

56	MainStay Growth Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.

How did MainStay Growth Allocation Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2020?

For the six months ended April 30, 2020, Class I shares of MainStay Growth Allocation Fund returned –8.48%, underperforming the –3.16% return of the Fund’s primary benchmark, the S&P 500® Index, and outperforming the –14.21% return of the MSCI EAFE® Index, which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund underperformed the –6.01% return of the Growth Allocation Composite Index, which is an additional benchmark of the Fund. For the six months ended April 30, 2020, Class I shares of the Fund outperformed the -9.96% return of the Morningstar Allocation—85%+ Equity Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in U.S. equities and international equities, and may invest up to 10% of its assets in fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting returns for the Fund over the reporting period versus the performance of a weighted combination of indices is the net performance of the Underlying Funds themselves relative to their respective benchmarks.

Three main factors affected the Fund’s performance relative to its primary and secondary benchmarks during the reporting period.

First, the Fund is considerably more diversified than its primary benchmark, the S&P 500® Index, or its additional benchmarks. During the reporting period, the Fund’s out-of-benchmark investments, primarily small-cap stocks, significantly underperformed benchmark asset classes, detracting from the Fund’s relative performance.

Second, the Fund’s asset class policy, discussed in detail below, is set to lean away from equities generally and small- to mid-cap stocks in particular, holding cash instead. That stance bolstered performance significantly amid recent market turmoil.

Third, as mentioned above, the performance of the Underlying Funds versus their respective benchmarks is always an important determinant of relative return. During the reporting period, the performance of the Underlying Funds in which the

Fund invested materially detracted from relative returns. While a few of the Underlying Funds performed well, the majority underperformed their respective benchmarks.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

Total return swaps were used to express most of the Fund’s asset class policy biases. As such, the swaps can be seen as contributing positively to the Fund’s relative returns. They were also used to curb larger systematic risk observable within the pool of Underlying Funds. In addition, derivatives enhanced the Fund’s returns to a small degree by helping restrain exposure to the underperforming value risk factor.

How did you allocate the Fund’s assets during the reporting period and why?

Allocations shifted frequently at the margin, but were broadly stable throughout the reporting period. The Fund’s general allocation theme was one of risk aversion. That stance was unhelpful in late 2019 and early 2020 as stock prices rose on easing trade tensions and U.S. Federal Reserve (“Fed”) support of funding markets, but was well rewarded through the virus-induced market turmoil that followed. The degree to which the Fund leaned away from equities varied across time in a constructive way. The Fund held significantly underweight exposure to equities in late February 2020 as prices began to slide; stock purchases were made in March at reduced prices, lessening the underweight; and the Fund trimmed equity exposure again as markets rallied in April.

Positioning within equities proved even more supportive of the Fund’s performance than management of the overall stock/bond blend. Most notably, the Fund maintained a decisive tilt toward large-cap stocks over those of smaller companies. Smaller businesses that lacked a substantial balance sheet to fall back upon and were vulnerable to credit pressures, particularly those suffering from weak profit margins, experienced comparatively poor stock performance during the reporting period.

How did the Fund’s allocations change over the course of the reporting period?

At the asset class level, allocations remained relatively stable as described above. At the Underlying Fund level, the Fund shifted assets from MainStay MacKay Emerging Markets Equity Fund into MainStay Candriam Emerging Markets Equity Fund when the former was liquidated. In another change, the Fund steadily increased its allocation to IQ 500 International ETF, a new vehicle launched at the end of 2018 in which a position is still

1.	See page 53 for other share class returns, which may be higher or lower than Class I share returns. See page 54 for more information on benchmark and peer group returns.

57

being built. Conversely, the Fund sold shares in IQ Chaikin U.S. Small Cap ETF as we continued to increase the Fund’s average capitalization size.

There were also a small number of Underlying Funds that were removed from the portfolio during the reporting period. The largest holding to be closed was in MainStay MacKay U.S. Equity Opportunities Fund, with proceeds redirected to MainStay MacKay S&P 500 Index Fund, a move that reduced the Fund’s exposure to quantitatively driven investment strategies. Another closed position was IQ Global Resources ETF, with the proceeds being distributed broadly across other equity funds.

During the reporting period, which Underlying Equity Funds had the highest total returns and which had the lowest total returns?

The only Underlying Equity Funds in which the Fund was invested for the entire reporting period that generated positive returns were MainStay Winslow Large Cap Growth Fund and MainStay MacKay Growth Fund. MainStay Epoch Capital Growth Fund experienced the smallest loss.

Underlying Equity Funds with the lowest total returns included IQ Chaikin U.S. Small Cap ETF, MainStay MacKay Small Cap Core Fund and IQ 500 International ETF.

Which Underlying Equity Funds were the strongest positive contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?

The strongest positive contributions to the Fund’s performance came from MainStay Winslow Large Cap Growth Fund and MainStay MacKay Growth Fund. (Contributions take weightings and total returns into account.) The next strongest was MainStay MacKay S&P 500 Index Fund as a result of a significant allocation increase in late March 2020 near the market bottom. If we were to include total return swaps, the Fund’s short position in the Russell 2000 Index would stand out as the largest positive contributor.

Underlying Equity Funds that disproportionately detracted from performance included MainStay MacKay Small Cap Core Fund, IQ 500 International ETF and MainStay Epoch U.S. Equity Yield Fund.

How was the Fund positioned at the end of the reporting period?

After the lows set on March 23, 2020, equity and credit markets rallied dramatically. One might reasonably assume this has been in response to the overwhelming force policy makers have brought to bear on both fiscal and monetary fronts. The prevailing expectation seems to be that economic activity will recover to normal levels relatively quickly and that the damage inflicted upon corporate profitability will be short-lived. We think that is highly unlikely. Our understanding of the trajectory of the pandemic is that some form of business-inhibiting containment effort will likely be needed for quite some time yet. Even absent such regulation, consumer behavior has likely been radically altered, threatening a range of business models. Our expectation is that we will see an extended wave of business bankruptcies, destroying output and jobs. In our view, it may be several years before GDP again attains the level seen just a few months ago.

In our view, market pricing has moved well ahead of any real recovery. Letting the data drive our decision-making, we are solidly underweight equities overall, believing them to be significantly overvalued and expecting that another sharp contraction may lie ahead. Mid- and small-cap stocks look especially vulnerable in our view, so the Fund is tilted away from that segment of the market.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

58	MainStay Growth Allocation Fund

Portfolio of Investments April 30, 2020 (Unaudited)

	Shares	Value

AFFILIATED INVESTMENT COMPANIES 95.2%†
Equity Funds 95.2%
IQ 50 Percent Hedged FTSE International ETF	360,816	$6,429,741
IQ 500 International ETF (a)	764,413	16,910,727
IQ Candriam ESG International Equity ETF	23,426	489,116
IQ Chaikin U.S. Large Cap ETF (a)	843,967	18,539,507
IQ Chaikin U.S. Small Cap ETF (a)	558,991	11,207,770
MainStay Candriam Emerging Markets Equity Fund Class R6 (a)	2,063,584	17,210,293
MainStay Epoch Capital Growth Fund Class I	88,989	1,092,783
MainStay Epoch International Choice Fund Class I (a)	502,646	15,551,860
MainStay Epoch U.S. All Cap Fund Class R6 (a)	989,072	22,353,037
MainStay Epoch U.S. Equity Yield Fund Class R6 (a)	2,449,892	35,376,443
MainStay MacKay Common Stock Fund Class I (a)	487,067	10,944,385
MainStay MacKay Growth Fund Class I (a)	806,664	29,378,708
MainStay MacKay International Equity Fund Class R6 (a)	729,551	11,519,607
MainStay MacKay International Opportunities Fund Class I (a)	2,433,731	14,261,661
MainStay MacKay S&P 500 Index Fund Class I	321,051	13,240,157

	Shares	Value

Equity Funds (continued)
MainStay MacKay Small Cap Core Fund Class I (a)	1,133,066	$22,887,934
MainStay MAP Equity Fund Class I (a)	889,192	31,868,642
MainStay Winslow Large Cap Growth Fund Class R6	4,259,959	43,494,183
Total Affiliated Investment Companies (Cost $320,224,222)		322,756,554

SHORT-TERM INVESTMENT 4.6%
Affiliated Investment Company 4.6%
MainStay U.S. Government Liquidity Fund, 0.01% (b)	15,426,511	15,426,511

Total Short-Term Investment (Cost $15,426,511)		15,426,511

Total Investments (Cost $335,650,733)	99.8%	338,183,065
Other Assets, Less Liabilities	0.2	767,492

Net Assets	100.0%	$338,950,557

†	Percentages indicated are based on Fund net assets.

(a)	As of April 30, 2020, the Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class.

(b)	Current yield as of April 30, 2020.

Swap Contracts

Open OTC total return equity swap contracts as of April 30, 2020 were as follows1:

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation[3]

Citibank	Russell 1000 Value Total Return Index	1 Month LIBOR BBA plus 0.36%	12/07/2020	Monthly	646	$—
Citibank	Russell 2000 Total Return Index	1 Month LIBOR BBA plus 0.18%	12/07/2020	Monthly	937	—
Citibank	Russell Midcap Total Return Index	1 Month LIBOR BBA minus 0.25%	12/07/2020	Monthly	(1,370)	—
Citibank	S&P 500 Total Return Index	1 Month LIBOR BBA	10/26/2020	Monthly	1,731	—
						$—

1	As of April 30, 2020, cash in the amount of $369,676 was pledged from brokers for OTC swap contracts.

2	Fund pays or receives the floating rate and receives or pays the total return of the reference entity.

3	Reflects the value at reset date as of April 30, 2020.

*	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.

The following abbreviations are used in the preceding pages:

BBA—British Bankers’ Association

ETF —Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rate

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	59

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2020, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments (a)
Affiliated Investment Companies
Equity Funds	$322,756,554	$—	$—	$322,756,554
Short-Term Investment	15,426,511	—	—	15,426,511

Total Investments in Securities	$338,183,065	$—	$—	$338,183,065

(a)	For a complete listing of investments, see the Portfolio of Investments.

60	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2020 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $335,650,733)	$338,183,065
Receivables:
Fund shares sold	476,451
Dividends and Interest	316,306
Investment securities sold	301,852
Manager (See Note 3)	21,249
Other assets	67,059

Total assets	339,365,982

Liabilities
Payables:
Fund shares redeemed	141,943
Transfer agent (See Note 3)	107,942
NYLIFE Distributors (See Note 3)	85,594
Shareholder communication	46,615
Professional fees	25,180
Custodian	4,029
Trustees	697
Accrued expenses	3,425

Total liabilities	415,425

Net assets	$338,950,557

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$25,968
Additional paid-in capital	322,058,687

322,084,655
Total distributable earnings (loss)	16,865,902

Net assets	$338,950,557

Class A
Net assets applicable to outstanding shares	$228,926,427

Shares of beneficial interest outstanding	17,491,222

Net asset value per share outstanding	$13.09
Maximum sales charge (3.00% of offering price)	0.40

Maximum offering price per share outstanding	$13.49

Investor Class
Net assets applicable to outstanding shares	$69,015,525

Shares of beneficial interest outstanding	5,276,220

Net asset value per share outstanding	$13.08
Maximum sales charge (3.00% of offering price)	0.40

Maximum offering price per share outstanding	$13.48

Class B
Net assets applicable to outstanding shares	$20,376,686

Shares of beneficial interest outstanding	1,599,361

Net asset value and offering price per share outstanding	$12.74

Class C
Net assets applicable to outstanding shares	$15,379,638

Shares of beneficial interest outstanding	1,205,050

Net asset value and offering price per share outstanding	$12.76

Class I
Net assets applicable to outstanding shares	$4,095,053

Shares of beneficial interest outstanding	307,293

Net asset value and offering price per share outstanding	$13.33

Class R3
Net assets applicable to outstanding shares	$1,157,228

Shares of beneficial interest outstanding	88,962

Net asset value and offering price per share outstanding	$13.01

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	61

Statement of Operations for the six months ended April 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$5,318,081
Interest	1,576

Total income	5,319,657

Expenses
Distribution/Service—Class A (See Note 3)	306,372
Distribution/Service—Investor Class (See Note 3)	90,308
Distribution/Service—Class B (See Note 3)	118,497
Distribution/Service—Class C (See Note 3)	86,071
Distribution/Service—Class R3 (See Note 3)	2,869
Transfer agent (See Note 3)	308,936
Registration	51,218
Shareholder communication	33,068
Professional fees	32,702
Custodian	8,573
Trustees	4,561
Shareholder service (See Note 3)	574
Miscellaneous	9,048

Total expenses before waiver/reimbursement	1,052,797
Expense waiver/reimbursement from Manager (See Note 3)	(89,386)

Net expenses	963,411

Net investment income (loss)	4,356,246

Realized and Unrealized Gain (Loss) on Investments and Swap Contracts
Net realized gain (loss) on:
Affiliated investment company transactions	2,990,359
Realized capital gain distributions from affiliated investment companies	12,729,908
Swap transactions	2,571,020

Net realized gain (loss) on investments from affiliated investment companies and swap transactions	18,291,287

Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	(54,731,211)

Net realized and unrealized gain (loss) on investments and swap transactions	(36,439,924)

Net increase (decrease) in net assets resulting from operations	$(32,083,678)

62	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2020 (Unaudited) and the year ended October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets

Operations:
Net investment income (loss)	$4,356,246	$3,409,283
Net realized gain (loss) on investments and investments from affiliated investment companies and swap transactions	18,291,287	19,200,288
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies and swap contracts	(54,731,211)	7,742,000

Net increase (decrease) in net assets resulting from operations	(32,083,678)	30,351,571

Distributions to shareholders:
Class A	(13,636,883)	(23,980,405)
Investor Class	(3,741,832)	(6,830,497)
Class B	(1,118,722)	(2,920,089)
Class C	(810,025)	(2,209,986)
Class I	(256,613)	(630,436)
Class R3	(56,607)	(55,710)

Total distributions to shareholders	(19,620,682)	(36,627,123)

Capital share transactions:
Net proceeds from sale of shares	27,206,503	148,996,627
Net asset value of shares issued in connection with the acquisition of MainStay Retirement 2060 Fund	—	1,894,586
Net asset value of shares issued to shareholders in reinvestment of distributions	19,506,894	36,420,849
Cost of shares redeemed	(30,309,932)	(172,814,310)

Increase (decrease) in net assets derived from capital share transactions	16,403,465	14,497,752

Net increase (decrease) in net assets	(35,300,895)	8,222,200

Net Assets

Beginning of period	374,251,452	366,029,252

End of period	$338,950,557	$374,251,452

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	63

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class A	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$15.10		$15.60	$17.01	$14.37	$15.36	$16.01

Net investment income (loss) (a)	0.18		0.15	0.12	0.12	0.10	0.14

Net realized and unrealized gain (loss) on investments	(1.38)		0.93	(0.59)	3.08	(0.28)	(0.08)

Total from investment operations	(1.20)		1.08	(0.47)	3.20	(0.18)	0.06

Less distributions:

From net investment income	(0.28)		(0.18)	(0.36)	(0.13)	(0.15)	(0.26)

From net realized gain on investments	(0.53)		(1.40)	(0.58)	(0.43)	(0.66)	(0.45)

Total distributions	(0.81)		(1.58)	(0.94)	(0.56)	(0.81)	(0.71)

Net asset value at end of period	$13.09		$15.10	$15.60	$17.01	$14.37	$15.36

Total investment return (b)	(8.65%)		8.72%	(3.15%)	22.91%	(1.07%)	0.36%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.49	% ††	1.06%	0.69%	0.73%	0.73%	0.89%

Net expenses (c)	0.40	% ††	0.43%	0.38%	0.40%	0.41%	0.40%

Portfolio turnover rate	19%		35%	48%	30%	25%	32%

Net assets at end of period (in 000’s)	$228,926		$248,068	$236,201	$242,172	$128,723	$133,089

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,

Investor Class	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$15.08		$15.58	$16.98	$14.34	$15.33	$15.98

Net investment income (loss) (a)	0.17		0.13	0.09	0.09	0.08	0.12

Net realized and unrealized gain (loss) on investments	(1.38)		0.93	(0.59)	3.09	(0.28)	(0.09)

Total from investment operations	(1.21)		1.06	(0.50)	3.18	(0.20)	0.03

Less distributions:

From net investment income	(0.26)		(0.16)	(0.32)	(0.11)	(0.13)	(0.23)

From net realized gain on investments	(0.53)		(1.40)	(0.58)	(0.43)	(0.66)	(0.45)

Total distributions	(0.79)		(1.56)	(0.90)	(0.54)	(0.79)	(0.68)

Net asset value at end of period	$13.08		$15.08	$15.58	$16.98	$14.34	$15.33

Total investment return (b)	(8.73%)		8.52%	(3.34%)	22.80%	(1.23%)	0.19%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.44	% ††	0.89%	0.56%	0.61%	0.57%	0.75%

Net expenses (c)	0.55	% ††	0.55%	0.55%	0.55%	0.55%	0.55%

Expenses (before waiver/reimbursement) (c)	0.71	% ††	0.72%	0.64%	0.59%	0.60%	0.57%

Portfolio turnover rate	19%		35%	48%	30%	25%	32%

Net assets at end of period (in 000’s)	$69,016		$75,913	$66,924	$71,378	$123,415	$119,362

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

64	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class B	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$14.64		$15.13	$16.51	$13.96	$14.92	$15.57

Net investment income (loss) (a)	0.12		0.04	(0.02)	(0.01)	(0.02)	0.01

Net realized and unrealized gain (loss) on investments	(1.35)		0.89	(0.60)	2.99	(0.27)	(0.10)

Total from investment operations	(1.23)		0.93	(0.62)	2.98	(0.29)	(0.09)

Less distributions:

From net investment income	(0.14)		(0.02)	(0.18)	(0.00)‡	(0.01)	(0.11)

From net realized gain on investments	(0.53)		(1.40)	(0.58)	(0.43)	(0.66)	(0.45)

Total distributions	(0.67)		(1.42)	(0.76)	(0.43)	(0.67)	(0.56)

Net asset value at end of period	$12.74		$14.64	$15.13	$16.51	$13.96	$14.92

Total investment return (b)	(9.05%)		7.73%	(4.09%)	21.85%	(1.88%)	(0.57%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.71	% ††	0.28%	(0.13%)	(0.05%)	(0.13%)	0.05%

Net expenses (c)	1.30	% ††	1.30%	1.30%	1.30%	1.30%	1.30%

Expenses (before waiver/reimbursement) (c)	1.46	% ††	1.47%	1.39%	1.35%	1.35%	1.32%

Portfolio turnover rate	19%		35%	48%	30%	25%	32%

Net assets at end of period (in 000’s)	$20,377		$25,905	$32,586	$43,643	$45,733	$53,265

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,

Class C	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$14.66		$15.15	$16.53	$13.97	$14.94	$15.59

Net investment income (loss) (a)	0.12		0.05	(0.03)	(0.02)	(0.02)	(0.01)

Net realized and unrealized gain (loss) on investments	(1.35)		0.88	(0.59)	3.01	(0.28)	(0.08)

Total from investment operations	(1.23)		0.93	(0.62)	2.99	(0.30)	(0.09)

Less distributions:

From net investment income	(0.14)		(0.02)	(0.18)	(0.00)‡	(0.01)	(0.11)

From net realized gain on investments	(0.53)		(1.40)	(0.58)	(0.43)	(0.66)	(0.45)

Total distributions	(0.67)		(1.42)	(0.76)	(0.43)	(0.67)	(0.56)

Net asset value at end of period	$12.76		$14.66	$15.15	$16.53	$13.97	$14.94

Total investment return (b)	(9.04%)		7.72%	(4.08%)	21.90%	(2.02%)	(0.51%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.66	% ††	0.33%	(0.16%)	(0.15%)	(0.16%)	(0.04%)

Net expenses (c)	1.30	% ††	1.30%	1.30%	1.30%	1.30%	1.30%

Expenses (before waiver/reimbursement) (c)	1.46	% ††	1.47%	1.39%	1.35%	1.35%	1.32%

Portfolio turnover rate	19%		35%	48%	30%	25%	32%

Net assets at end of period (in 000’s)	$15,380		$18,411	$23,998	$29,233	$24,268	$25,841

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	65

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class I	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$15.37		$15.86	$17.29	$14.59	$15.58	$16.23

Net investment income (loss) (a)	0.21		0.21	0.16	0.15	0.13	0.18

Net realized and unrealized gain (loss) on investments	(1.40)		0.93	(0.61)	3.15	(0.27)	(0.08)

Total from investment operations	(1.19)		1.14	(0.45)	3.30	(0.14)	0.10

Less distributions:

From net investment income	(0.32)		(0.23)	(0.40)	(0.17)	(0.19)	(0.30)

From net realized gain on investments	(0.53)		(1.40)	(0.58)	(0.43)	(0.66)	(0.45)

Total distributions	(0.85)		(1.63)	(0.98)	(0.60)	(0.85)	(0.75)

Net asset value at end of period	$13.33		$15.37	$15.86	$17.29	$14.59	$15.58

Total investment return (b)	(8.48%)		8.97%	(2.98%)	23.27%	(0.79%)	0.60%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.82	% ††	1.40%	0.96%	0.95%	0.94%	1.11%

Net expenses (c)	0.15	% ††	0.16%	0.13%	0.15%	0.16%	0.15%

Portfolio turnover rate	19%		35%	48%	30%	25%	32%

Net assets at end of period (in 000’s)	$4,095		$4,894	$5,915	$6,751	$4,593	$3,970

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,			February 29, 2016 ^ through October 31,

Class R3	2020*		2019	2018	2017	2016

Net asset value at beginning of period	$15.00		$15.51	$16.96	$14.34	$12.94

Net investment income (loss) (a)	0.14		0.06	0.00 ‡	0.01	(0.03)

Net realized and unrealized gain (loss) on investments	(1.36)		0.97	(0.53)	3.13	1.43

Total from investment operations	(1.22)		1.03	(0.53)	3.14	1.40

Less distributions:

From net investment income	(0.24)		(0.14)	(0.34)	(0.09)	–

From net realized gain on investments	(0.53)		(1.40)	(0.58)	(0.43)	–

Total distributions	(0.77)		(1.54)	(0.92)	(0.52)	–

Net asset value at end of period	$13.01		$15.00	$15.51	$16.96	$14.34

Total investment return (b)	(8.82%)		8.34%	(3.51%)	22.46%	10.82%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.96	% ††	0.40%	0.01%	0.06%	(0.29	%)††

Net expenses (c)	0.75	% ††	0.77%	0.73%	0.73%	0.75	% ††

Expenses (before reimbursement/waiver) (c)	0.75	% ††	0.77%	0.73%	0.73%	0.76	% ††

Portfolio turnover rate	19%		35%	48%	30%	25%

Net assets at end of period (in 000’s)	$1,157		$1,060	$405	$204	$28

*	Unaudited.
^	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

66	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-one funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate to the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund and MainStay Growth Allocation Fund (collectively referred to as the “Allocation Funds” and each individually referred to as an “Allocation Fund”). Each is a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Effective June 14, 2019, the Allocation Funds acquired the assets and liabilities of MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund and MainStay Retirement 2060 Fund (the “Retirement Funds”), which were separate series of the Trust, in exchange for shares of the Allocation Funds, followed by the complete liquidation of the Retirement Funds (the “Reorganization”). The Reorganization was approved by the Board of Trustees of the Trust (the “Board”) and shareholders pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”). See Note 10 for additional information.

The Allocation Funds each currently have nine classes of shares registered for sale. Class A, Class B, Class C and Class I shares commenced operations on April 4, 2005. Investor Class shares commenced operations on February 28, 2008. Class R3 shares commenced operations on February 29, 2016. Class R1 and Class R2 shares were registered for sale effective as of February 28, 2019. Class R2 shares commenced operations on June 14, 2019 for MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund and MainStay Moderate Growth Allocation Fund. Class R1 shares commenced operations on June 14, 2019 for MainStay Moderate Growth Allocation Fund. As of April 30, 2020, Class R2 shares for MainStay Growth Allocation Fund were not yet offered for sale. Class R6 shares for each Allocation Fund were registered for sale effective as of February 28, 2020. As of April 30, 2020, Class R1 shares were not yet offered for sale for MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund and MainStay Growth Allocation Fund. As of April 30, 2020, Class R6 shares were not yet offered for sale for each Allocation Fund.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Allocation Funds’ prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of an Allocation Fund may be converted to one or more other share classes of the Allocation Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The investment objective for each of the Allocation Funds is as follows:

The MainStay Conservative Allocation Fund seeks current income and, secondarily, long-term growth of capital.

The MainStay Moderate Allocation Fund seeks long-term growth of capital and, secondarily, current income.

The MainStay Moderate Growth Allocation Fund seeks long-term growth of capital and, secondarily, current income.

The MainStay Growth Allocation Fund seeks long-term growth of capital.

The Allocation Funds are “funds-of-funds” that seek to achieve their investment objectives by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investment Management LLC (“New York Life Investments” or “Manager”) or its affiliates (the “Underlying Funds”).

67

Notes to Financial Statements (Unaudited) (continued)

Note 2–Significant Accounting Policies

The Allocation Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The Allocation Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Allocation Funds are open for business (“valuation date”).

The Board adopted procedures establishing methodologies for the valuation of each Allocation Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Allocation Funds’ assets and liabilities) rests with New York Life Investments. To assess the appropriateness of security valuations, the Manager or the Allocation Funds’ third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price an Allocation Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Allocation Funds. Unobservable inputs reflect each Allocation Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including each Allocation Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of each Allocation Fund’s assets and liabilities as of April 30, 2020, is included at the end of each Allocation Fund’s Portfolio of Investments.

Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day. Investments in ETFs are valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Securities held by the Underlying Funds are valued using policies consistent with those used by the Underlying Funds. Equity securities, including shares of ETFs, are generally valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date. Debt securities are generally valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Underlying Fund’s manager, in consultation with the Underlying Fund’s subadvisor(s), if any.

Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Allocation Funds will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the

68	MainStay Asset Allocation Funds

market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  Each Allocation Fund is treated as a separate entity for federal income tax purposes. The Allocation Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of each Allocation Fund within the allowable time limits.

The Manager evaluates each Allocation Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Allocation Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Allocation Funds’ financial statements. The Allocation Funds’ federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund and MainStay Growth Allocation Fund each intend to declare and pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. The MainStay Conservative Allocation Fund intends to declare and dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the respective Allocation Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Allocation Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Allocation Funds from the Underlying Funds are recorded on the ex-dividend date. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Allocation Funds are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Allocation Funds, including those of related parties to the Allocation Funds, are shown in the Statement of Operations.

In addition, the Allocation Funds bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense and fee levels and the Allocation Funds may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Allocation Fund may vary. Shares of the Underlying Funds are subject to management fees and other fees that may cause the costs of investing in Underlying Funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of the Underlying Funds are not included in the amounts shown in each Allocation Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Allocation Funds may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Allocation Funds may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Allocation Fund to the counterparty secured by the securities transferred to the respective Allocation Fund.

Repurchase agreements are subject to counterparty risk, meaning an Allocation Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Allocation Funds mitigate this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Allocation Funds’ custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Allocation Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the respective Allocation Fund. As of April 30, 2020, the Allocation Funds did not hold any repurchase agreements.

(H)  LIBOR Replacement Risk.  The Allocation Funds may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as a “benchmark” or “reference rate” for various interest rate calculations. The United

69

Notes to Financial Statements (Unaudited) (continued)

Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Allocation Funds’ performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Allocation Funds’ performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(I)  Swap Contracts.  Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Allocation Funds enter into a “long” equity swap, the counterparty may agree to pay the Allocation Funds the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Allocation Funds will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Allocation Funds return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Allocation Funds on the notional amount. Alternatively, when the Allocation Funds enter into a “short” equity swap, the counterparty will generally agree to pay the Allocation Funds the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Allocation Funds sold a particular referenced security or securities short, less the dividend expense that the Allocation Funds would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Allocation Funds will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.

Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Allocation Funds are contractually obligated to make. If the other party to an equity swap defaults, the Allocation Funds risk of loss consists of the net amount of payments that the Allocation Funds are contractually entitled to receive, if any. The Allocation Funds will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Allocation Funds current obligations. The Allocation Funds and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Allocation Funds borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. The Allocation Funds may engage in total return swaps to gain exposure to securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or Subadvisor does not accurately analyze and predict future market trends, the values or assets or economic factors, the Allocation Funds may suffer a loss, which may be substantial. As of April 30, 2020, open swap agreements are shown in the Portfolio of Investments.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Allocation Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Allocation Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Allocation Funds that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Allocation Funds.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Allocation Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Allocation Funds’ financial positions, performance and cash flows. The Allocation Funds entered into total return swap contracts to seek to enhance returns or reduce the risk of loss by hedging certain of the Allocation Portfolios’ holdings. These derivatives are not accounted for as hedging instruments.

70	MainStay Asset Allocation Funds

MainStay Conservative Allocation Fund

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2020:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total

Swap Contracts	Net realized gain (loss) on swap transactions	$1,897,612	$1,897,612

Total Realized Gain (Loss)		$1,897,612	$1,897,612

Average Notional Amount

	Equity Contracts Risk	Total

Swap Contracts Long	$27,972,242	$27,972,242

Swap Contracts Short	$(14,631,541)	$(14,631,541)

MainStay Moderate Allocation Fund

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2020:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total

Swap Contracts	Net realized gain (loss) on swap transactions	$4,402,765	$4,402,765

Total Realized Gain (Loss)		$4,402,765	$4,402,765

Average Notional Amount

	Equity Contracts Risk	Total

Swap Contracts Long	$42,916,548	$42,916,548

Swap Contracts Short	$(21,301,964)	$(21,301,964)

MainStay Moderate Growth Allocation Fund

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2020:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total

Swap Contracts	Net realized gain (loss) on swap transactions	$3,168,930	$3,168,930

Total Realized Gain (Loss)		$3,168,930	$3,168,930

Average Notional Amount

	Equity Contracts Risk	Total

Swap Contracts Long	$41,098,320	$41,098,320

Swap Contracts Short	$(20,987,865)	$(20,987,865)

MainStay Growth Allocation Fund

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2020:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total

Swap Contracts	Net realized gain (loss) on swap transactions	$2,571,020	$2,571,020

Total Realized Gain (Loss)		$2,571,020	$2,571,020

Average Notional Amount

	Equity Contracts Risk	Total

Swap Contracts Long	$10,835,487	$10,835,487

Swap Contracts Short	$(10,045,441)	$(10,045,441)

Note 3–Fees and Related Party Transactions

(A)  Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Allocation Funds’ Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Allocation Funds. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Allocation Funds. Except for the portion of salaries and expenses that are the responsibility of the Allocation Funds, the Manager pays the salaries and expenses of all personnel affiliated with the Allocation Funds and certain operational expenses of the Allocation Funds. The Allocation Funds reimburse New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Allocation Funds.

The Allocation Funds do not pay any fees to the Manager in return for the services performed. The Allocation Funds do, however, indirectly pay a proportionate share of the management fees paid to the managers of the Underlying Funds in which the Allocation Funds invest.

71

Notes to Financial Statements (Unaudited) (continued)

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets for each class:

Fund	Class A	Investor Class	Class B	Class C	Class I	Class R1	Class R2	Class R3

MainStay Conservative Allocation Fund	0.50%	0.55%	1.30%	1.30%	0.25%	0.35%	0.60%	0.85%
MainStay Moderate Allocation Fund	0.50	0.55	1.30	1.30	0.25	0.35	0.60	0.85
MainStay Moderate Growth Allocation Fund	0.50	0.55	1.30	1.30	0.25	0.35	0.60	0.85
MainStay Growth Allocation Fund	0.50	0.55	1.30	1.30	0.25	0.35	0.60	0.85

This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the six-month period ended April 30, 2020, New York Life Investments waived its fees and/or reimbursed expenses of the Allocation Funds as follows:

Fund	Total

MainStay Conservative Allocation Fund	$22,834
MainStay Moderate Allocation Fund	75,796
MainStay Moderate Growth Allocation Fund	114,867
MainStay Growth Allocation Fund	89,386

State Street Bank and Trust Company (“State Street”) provides sub-administration and sub-accounting services to the Allocation Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Allocation Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the Allocation Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Allocation Funds’ administrative operations. For providing these services to the Allocation Funds, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Allocation Funds. The Allocation Funds will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Allocation Funds.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Allocation Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Allocation Funds have adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Allocation Funds’ shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

(C)  Sales Charges.  The Allocation Funds were advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2020, as follows:

MainStay Conservative Allocation Fund

Class A	$24,594
Investor Class	11,489

MainStay Moderate Allocation Fund

Class A	$37,236
Investor Class	34,761

MainStay Moderate Growth Allocation Fund

Class A	$36,973
Investor Class	36,495

72	MainStay Asset Allocation Funds

MainStay Growth Allocation Fund

Class A	$20,274
Investor Class	22,797

The Allocation Funds were also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares During the six-month period ended April 30, 2020, were as follows:

MainStay Conservative Allocation Fund
Class A	$2,516
Class B	5,458
Class C	1,408

MainStay Moderate Allocation Fund

Class A	$4,989
Class B	9,024
Class C	1,410

MainStay Moderate Growth Allocation Fund

Class A	$216
Class B	14,435
Class C	1,472

MainStay Growth Allocation Fund

Class A	$8,704
Investor Class	4
Class B	7,787
Class C	965

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Allocation Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. Effective November 1, 2019, New York Life Investments contractually agreed to limit the transfer agency expenses charged to each of the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis (excluding small account fees) after deducting any other applicable expense cap reimbursements or transfer agency waivers. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2020, transfer agent expenses incurred by the Allocation Funds and any applicable waivers were as follows:

MainStay Conservative Allocation Fund
Class	Expense	Waived

Class A	$78,957	$—
Investor Class	59,692	—
Class B	21,762	—
Class C	57,057	—
Class I	2,086	—
Class R2	23	—
Class R3	189	—

MainStay Moderate Allocation Fund
Class	Expense	Waived

Class A	$135,563	$—
Investor Class	170,710	—
Class B	62,756	—
Class C	68,415	—
Class I	2,480	—
Class R2	35	—
Class R3	227	—

MainStay Moderate Growth Allocation Fund
Class	Expense	Waived

Class A	$152,300	$—
Investor Class	237,666	—
Class B	71,467	—
Class C	61,428	—
Class I	2,617	—
Class R1	7	—
Class R2	29	—
Class R3	371	—

MainStay Growth Allocation Fund
Class	Expense	Waived

Class A	$90,929	$—
Investor Class	138,111	—
Class B	45,014	—
Class C	32,765	—
Class I	1,689	—
Class R3	428	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Allocation Funds have implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

73

Notes to Financial Statements (Unaudited) (continued)

(F)  Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

MainStay Conservative Allocation Fund

Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income		Other Distributions		Shares End of Period

IQ 50 Percent Hedged FTSE International ETF	$9,330	$29	$(179)	$9	$(1,349)	$7,840	$80		$—		440
IQ 500 International ETF	1,176	8,338	—	—	(2,034)	7,480	37		—		338
IQ Candriam ESG International Equity ETF	—	1,309	—	—	59	1,368	—		—		66
IQ Chaikin U.S. Large Cap ETF	9,302	2,369	(1,570)	11	(1,269)	8,843	119		—		403
IQ Chaikin U.S. Small Cap ETF	15,236	—	(8,352)	159	(1,568)	5,475	25		—		273
IQ Enhanced Core Bond U.S. ETF	5,522	—	(5,482)	220	(260)	—	19		—		—
IQ Global Resources ETF	4,033	21	(4,171)	273	(156)	—	72		—		—
IQ S&P High Yield Low Volatility Bond ETF	5,670	18	(5,533)	(152)	(3)	—	73		—		—
MainStay Candriam Emerging Markets Equity Fund Class R6	5,308	4,716	(2,295)	(407)	(534)	6,788	118		—		814
MainStay Epoch Capital Growth Fund Class I	4,071	234	(2,201)	449	(540)	2,013	30		192		164
MainStay Epoch International Choice Fund Class I	6,984	193	(204)	8	(914)	6,067	194		—		196
MainStay Epoch U.S. All Cap Fund Class R6	11,000	1,873	(236)	18	(2,404)	10,251	75		1,062		454
MainStay Epoch U.S. Equity Yield Fund Class R6	13,985	2,864	(87)	4	(2,166)	14,600	202		243		1,011
MainStay Floating Rate Fund Class R6	24,302	421	(10,736)	(562)	(882)	12,543	420		—		1,511
MainStay MacKay Common Stock Fund Class I	7,244	721	(1,997)	(260)	(554)	5,154	96		350		229
MainStay MacKay Convertible Fund Class I	5,485	150	(1,325)	25	(189)	4,146	42		95		238
MainStay MacKay Emerging Markets Equity Fund Class R6	5,329	205	(5,722)	786	(598)	—	205		—		—
MainStay MacKay Growth Fund Class I	12,400	2,455	(977)	(74)	179	13,983	81		371		384
MainStay MacKay High Yield Municipal Bond Fund Class I	8,054	—	(7,756)	—	(298)	—	2		—		—
MainStay MacKay High Yield Municipal Bond Fund Class R6	—	7,870	(5,740)	289	(113)	2,306	101		0	(a)	195
MainStay MacKay Infrastructure Bond Fund Class I	6,147	—	(6,160)	—	13	—	1		—		—
MainStay MacKay Infrastructure Bond Fund Class R6	—	12,108	(5,484)	343	8	6,795	(65	)*	—		785
MainStay MacKay International Equity Fund Class R6	132	3,288	—	—	(419)	3,001	12		50		190
MainStay MacKay International Opportunities Fund Class I	5,065	1,013	(4)	(1)	(1,474)	4,599	487		—		785
MainStay MacKay S&P 500 Index Fund Class I	2,077	8,034	(1,653)	(114)	1,487	9,831	42		283		238
MainStay MacKay Short Duration High Yield Fund Class I	35,989	6,767	(11,518)	(432)	(2,787)	28,019	957		—		3,141
MainStay MacKay Short Term Municipal Fund Class I	4,411	—	(4,406)	28	(33)	—	2		—		—
MainStay MacKay Small Cap Core Fund Class I	15,364	71	(2,277)	142	(2,792)	10,508	69		—		520
MainStay MacKay Total Return Bond Fund Class R6	34,229	151,650	(9,898)	(388)	2,882	178,475	2,569		—		16,196
MainStay MacKay U.S. Equity Opportunities Fund Class I	9,784	1,105	(10,063)	1,214	(2,040)	—	389		714		—
MainStay MacKay Unconstrained Bond Fund Class R6	3,967	35	(1,942)	33	(131)	1,962	36		—		236
MainStay MAP Equity Fund Class I	15,247	2,306	(441)	26	(2,567)	14,571	140		1,094		407
MainStay Short Term Bond Class I (b)	141,545	168	(135,779)	6,101	(7,555)	4,480	53		90		431
MainStay U.S. Government Liquidity Fund	10,116	81,182	(51,938)	—	—	39,360	96		—		39,360
MainStay Winslow Large Cap Growth Fund Class R6 (c)	12,824	5,412	(118)	0 (a)	(242)	17,876	9		1,315		1,751

	$451,328	$306,925	$(306,244)	$7,748	$(31,243)	$428,334	$6,788		$5,859

74	MainStay Asset Allocation Funds

MainStay Moderate Allocation Fund

Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income		Other Distributions		Shares End of Period

IQ 50 Percent Hedged FTSE International ETF	$15,546	$51	$(39)	$1	$(2,274)	$13,285	$136		$—		746
IQ 500 International ETF	1,882	21,257	—	—	(4,962)	18,177	89		—		822
IQ Candriam ESG International Equity ETF	—	3,608	—	—	162	3,770	—		—		181
IQ Chaikin U.S. Large Cap ETF	28,035	5,579	(4,938)	74	(3,731)	25,019	348		—		1,139
IQ Chaikin U.S. Small Cap ETF	23,409	7	(8,840)	91	(3,288)	11,379	48		—		568
IQ Enhanced Core Bond U.S. ETF	12,227	—	(12,137)	556	(646)	—	41		—		—
IQ Global Resources ETF	9,998	58	(10,348)	611	(319)	—	179		—		—
IQ S&P High Yield Low Volatility Bond ETF	2,907	11	(2,727)	(193)	2	—	50		—		—
MainStay Candriam Emerging Markets Equity Fund Class R6	15,196	12,720	(7,058)	(1,499)	(1,132)	18,227	288		—		2,185
MainStay Epoch Capital Growth Fund Class I	6,950	405	(3,642)	727	(894)	3,546	50		329		289
MainStay Epoch International Choice Fund Class I	23,833	636	(2,939)	239	(2,978)	18,791	636		—		607
MainStay Epoch U.S. All Cap Fund Class R6	34,988	4,836	(3,525)	65	(7,566)	28,798	239		3,399		1,274
MainStay Epoch U.S. Equity Yield Fund Class R6	47,672	2,172	(242)	3	(7,771)	41,834	628		832		2,897
MainStay Floating Rate Fund Class R6	21,721	393	(13,203)	(315)	(582)	8,014	292		—		966
MainStay MacKay Common Stock Fund Class I	20,375	1,581	(5,827)	(1,587)	(870)	13,672	272		986		608
MainStay MacKay Convertible Fund Class I	9,594	267	(2,318)	37	(323)	7,257	74		165		416
MainStay MacKay Emerging Markets Equity Fund Class R6	15,195	494	(16,132)	1,658	(1,215)	—	495		—		—
MainStay MacKay Growth Fund Class I	37,221	3,781	(4,704)	(115)	7	36,190	242		1,115		994
MainStay MacKay High Yield Municipal Bond Fund Class I	12,816	—	(12,344)	—	(472)	—	4		—		—
MainStay MacKay High Yield Municipal Bond Fund Class R6	—	12,538	(8,507)	419	(207)	4,243	166		0	(a)	358
MainStay MacKay Infrastructure Bond Fund Class I	12,636	—	(12,672)	—	36	—	0	(a)	—		—
MainStay MacKay Infrastructure Bond Fund Class R6	—	20,844	(8,855)	637	8	12,252	(169	)*	—		1,415
MainStay MacKay International Equity Fund Class R6	3,192	7,376	(3)	0 (a)	(1,202)	9,363	42		172		593
MainStay MacKay International Opportunities Fund Class I	17,506	1,746	—	—	(4,726)	14,526	1,684		—		2,479
MainStay MacKay S&P 500 Index Fund Class I	2,517	23,137	(719)	(39)	2,619	27,515	51		342		667
MainStay MacKay Short Duration High Yield Fund Class I	51,223	2,350	(17,767)	(582)	(3,110)	32,114	1,190		—		3,600
MainStay MacKay Short Term Municipal Fund Class I	7,372	—	(7,364)	49	(57)	—	4		—		—
MainStay MacKay Small Cap Core Fund Class I	23,590	1,517	(159)	7	(5,196)	19,759	123		—		978
MainStay MacKay Total Return Bond Fund Class R6	60,946	139,059	(27,885)	(966)	2,618	173,772	2,573		—		15,769
MainStay MacKay U.S. Equity Opportunities Fund Class I	22,306	2,050	(22,436)	3,344	(5,264)	—	723		1,327		—
MainStay MacKay Unconstrained Bond Fund Class R6	8,821	80	(4,441)	59	(271)	4,248	80		—		512
MainStay MAP Equity Fund Class I	40,469	6,287	(800)	139	(6,825)	39,270	372		2,917		1,096
MainStay Short Term Bond Class I (b)	110,962	336	(102,373)	4,236	(5,542)	7,619	89		153		733
MainStay U.S. Government Liquidity Fund	15,350	147,673	(102,089)	—	—	60,934	164		—		60,934
MainStay Winslow Large Cap Growth Fund Class R6 (c)	39,680	8,542	(500)	4	(937)	46,789	28		3,929		4,583

	$756,135	$431,391	$(427,533)	$7,660	$(66,908)	$700,363	$11,231		$15,666

75

Notes to Financial Statements (Unaudited) (continued)

MainStay Moderate Growth Allocation Fund

Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income		Other Distributions		Shares End of Period

IQ 50 Percent Hedged FTSE International ETF	$15,867	$25	$(25)	$3	$(2,322)	$13,548	$138		$—		760
IQ 500 International ETF	8,599	21,171	—	—	(6,298)	23,472	113		—		1,061
IQ Candriam ESG International Equity ETF	—	5,994	—	—	270	6,264	—		—		300
IQ Chaikin U.S. Large Cap ETF	35,695	7,020	(5,332)	100	(5,185)	32,298	445		—		1,470
IQ Chaikin U.S. Small Cap ETF	40,245	—	(13,505)	(165)	(5,709)	20,866	98		—		1,041
IQ Enhanced Core Bond U.S. ETF	23	—	(23)	1	(1)	—	0	(a)	—		—
IQ Enhanced Core Plus Bond U.S. ETF	2,598	—	(2,578)	100	(120)	—	9		—		—
IQ Global Resources ETF	13,494	45	(13,933)	796	(402)	—	241		—		—
IQ S&P High Yield Low Volatility Bond ETF	2,524	6	(2,368)	(161)	(1)	—	43		—		—
MainStay Candriam Emerging Markets Equity Fund Class R6	18,898	18,069	(8,109)	(2,042)	(1,796)	25,020	401		—		3,000
MainStay Epoch Capital Growth Fund Class I	7,586	424	(714)	51	(542)	6,805	55		357		554
MainStay Epoch International Choice Fund Class I	33,737	948	(3,183)	393	(4,439)	27,456	948		—		887
MainStay Epoch U.S. All Cap Fund Class R6	46,102	5,616	(2,115)	100	(10,673)	39,030	313		4,453		1,727
MainStay Epoch U.S. Equity Yield Fund Class R6	65,947	3,085	(1,283)	1	(10,570)	57,180	863		1,153		3,960
MainStay Floating Rate Fund Class R6	25,041	503	(16,306)	(324)	(596)	8,318	312		—		1,002
MainStay MacKay Common Stock Fund Class I	21,316	2,932	(4,733)	(1,598)	(543)	17,374	286		1,037		773
MainStay MacKay Convertible Fund Class I	10,900	279	(2,804)	56	(373)	8,058	83		188		462
MainStay MacKay Emerging Markets Equity Fund Class R6	18,985	687	(20,244)	1,857	(1,285)	—	687		—		—
MainStay MacKay Growth Fund Class I	46,227	10,119	(7,721)	(731)	(40)	47,854	301		1,388		1,314
MainStay MacKay High Yield Municipal Bond Fund Class I	12,398	—	(11,906)	—	(492)	—	4		—		—
MainStay MacKay High Yield Municipal Bond Fund Class R6	—	12,485	(8,280)	421	(210)	4,416	166		0	(a)	373
MainStay MacKay Infrastructure Bond Fund Class I	12,541	—	(12,577)	—	36	—	0	(a)	—		—
MainStay MacKay Infrastructure Bond Fund Class R6	—	21,288	(8,995)	649	6	12,556	(175	)*	—		1,450
MainStay MacKay International Equity Fund Class R6	9,653	6,100	(64)	6	(1,575)	14,120	86		355		894
MainStay MacKay International Opportunities Fund Class I	26,011	2,530	(7)	0 (a)	(7,006)	21,528	2,498		—		3,674
MainStay MacKay S&P 500 Index Fund Class I	4,828	25,645	(2,378)	419	1,896	30,410	98		657		738
MainStay MacKay Short Duration High Yield Fund Class I	51,734	3,368	(18,101)	(522)	(3,293)	33,186	1,223		—		3,720
MainStay MacKay Short Term Municipal Fund Class I	7,403	—	(7,395)	46	(54)	—	4		—		—
MainStay MacKay Small Cap Core Fund Class I	48,628	289	(2,296)	458	(10,006)	37,073	252		—		1,835
MainStay MacKay Total Return Bond Fund Class R6	16,673	29,407	(14,407)	(578)	433	31,528	496		—		2,861
MainStay MacKay U.S. Equity Opportunities Fund Class I	28,074	2,399	(28,866)	4,664	(6,271)	—	847		1,553		—
MainStay MacKay Unconstrained Bond Fund Class R6	7,622	48	(5,355)	64	(171)	2,208	48		—		266
MainStay MAP Equity Fund Class I	52,871	8,551	(1,173)	352	(9,477)	51,124	484		3,790		1,426
MainStay Short Term Bond Class I (b)	15,836	4,994	(12,556)	(64)	(396)	7,814	92		157		751
MainStay U.S. Government Liquidity Fund	15,613	151,757	(117,728)	—	—	49,642	140		—		49,642
MainStay Winslow Large Cap Growth Fund Class R6 (c)	55,662	12,453	(560)	5	(1,865)	65,695	40		5,527		6,434

	$779,331	$358,237	$(357,620)	$4,357	$(89,070)	$694,843	$11,639		$20,615

76	MainStay Asset Allocation Funds

MainStay Growth Allocation Fund

Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period

IQ 50 Percent Hedged FTSE International ETF	$7,505	$49	$(23)	$3	$(1,104)	$6,430	$66	$—	361
IQ 500 International ETF	14,317	7,469	(517)	(1)	(4,357)	16,911	95	—	764
IQ Candriam ESG International Equity ETF	—	468	—	—	21	489	—	—	23
IQ Chaikin U.S. Large Cap ETF	24,618	2,871	(6,252)	173	(2,871)	18,539	267	—	844
IQ Chaikin U.S. Small Cap ETF	20,869	—	(6,490)	78	(3,249)	11,208	54	—	559
IQ Global Resources ETF	5,523	32	(5,716)	413	(252)	—	99	—	—
MainStay Candriam Emerging Markets Equity Fund Class R6	9,688	10,326	(760)	(181)	(1,863)	17,210	215	—	2,064
MainStay Epoch Capital Growth Fund Class I	3,679	230	(2,811)	568	(573)	1,093	27	174	89
MainStay Epoch International Choice Fund Class I	17,938	523	(579)	12	(2,342)	15,552	511	—	503
MainStay Epoch U.S. All Cap Fund Class R6	30,671	2,982	(4,907)	174	(6,567)	22,353	196	2,786	989
MainStay Epoch U.S. Equity Yield Fund Class R6	34,230	8,278	(214)	18	(6,936)	35,376	515	662	2,450
MainStay MacKay Common Stock Fund Class I	16,093	1,646	(4,718)	(1,498)	(579)	10,944	216	786	487
MainStay MacKay Emerging Markets Equity Fund Class R6	9,707	543	(10,538)	1,364	(1,076)	—	370	—	—
MainStay MacKay Growth Fund Class I	33,828	2,172	(5,735)	(399)	(487)	29,379	223	1,027	807
MainStay MacKay International Equity Fund Class R6	8,803	3,984	(20)	0 (a)	(1,247)	11,520	73	300	730
MainStay MacKay International Opportunities Fund Class I	13,720	5,002	—	—	(4,460)	14,262	1,387	—	2,434
MainStay MacKay S&P 500 Index Fund Class I	1,011	12,938	(1,001)	253	39	13,240	21	138	321
MainStay MacKay Small Cap Core Fund Class I	25,180	4,070	(260)	91	(6,193)	22,888	130	—	1,133
MainStay MacKay U.S. Equity Opportunities Fund Class I	14,983	1,287	(15,686)	1,894	(2,478)	—	454	833	—
MainStay MAP Equity Fund Class I	32,198	6,945	(385)	28	(6,917)	31,869	298	2,337	889
MainStay U.S. Government Liquidity Fund	14,546	49,389	(48,508)	(1)	—	15,426	74	—	15,427
MainStay Winslow Large Cap Growth Fund Class R6 (c)	35,734	9,149	(150)	1	(1,240)	43,494	27	3,687	4,260

	$374,841	$130,353	$(115,270)	$2,990	$(54,731)	$338,183	$5,318	$12,730

(a)	Less than $500.

(b)	Prior to December 5, 2019, known as MainStay Indexed Bond Fund Class I.

(c)	Prior to February 28, 2020, known as MainStay Large Cap Growth Fund Class R6.

*	Return of capital exceeded dividend distribution.

77

Notes to Financial Statements (Unaudited) (continued)

(G)  Capital.  As of April 30, 2020, New York Life and its affiliates beneficially held shares of the Allocation Funds with the values and percentages of net assets as follows:

MainStay Conservative Allocation Fund

Class R3	$30,303	2.9%

MainStay Moderate Allocation Fund

Class R3	$31,509	3.6%

MainStay Moderate Growth Allocation Fund

Class R3	$31,819	2.5%

MainStay Growth Allocation Fund

Class R3	$32,339	2.8%

Note 4–Federal Income Tax

As of April 30, 2020, the cost and unrealized appreciation (depreciation) of the each Allocation Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

MainStay Conservative Allocation Fund

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Affiliates	$428,776,942	$15,186,439	$(15,629,207)	$(442,768)

MainStay Moderate Allocation Fund

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Affiliates	$690,003,026	$35,323,268	$(24,962,944)	$10,360,324

MainStay Moderate Growth Allocation Fund

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Affiliates	$683,194,066	$46,060,765	$(34,411,594)	$11,649,171

MainStay Growth Allocation Fund

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Affiliates	$340,045,577	$20,029,880	$(21,892,392)	$(1,862,512)

During the year ended October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2019
	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total

MainStay Conservative Allocation Fund	$11,056,946	$12,356,699	$23,413,645
MainStay Moderate Allocation Fund	14,428,859	31,086,820	45,515,679
MainStay Moderate Growth Allocation Fund	13,491,308	49,566,477	63,057,785
MainStay Growth Allocation Fund	4,341,921	32,285,202	36,627,123

Note 5–Custodian

State Street is the custodian of cash and securities held by the Allocation Funds. Custodial fees are charged to each Allocation Fund based on the Allocation Funds’ net assets and/or the market value of securities held by the Allocation Fund and the number of certain transactions incurred by the Allocation Fund.

Note 6–Line of Credit

The Allocation Funds and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under a credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Allocation Funds and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 28, 2020, although the Allocation Funds, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2020, there were no borrowings made or outstanding with respect to the Allocation Funds under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Allocation Funds, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Allocation

78	MainStay Asset Allocation Funds

Funds and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2020, there were no interfund loans made or outstanding with respect to the Allocation Funds.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2020, purchases and sales of securities were as follows:

	Other
Fund	Purchases	Sales
MainStay Conservative Allocation Fund	$211,833	$240,397
MainStay Moderate Allocation Fund	258,707	300,433
MainStay Moderate Growth Allocation Fund	182,000	215,411
MainStay Growth Allocation Fund	80,966	66,763

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended April 30, 2020 and the year ended October 31, 2019, were as follows:

MainStay Conservative Allocation Fund

Class A	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	2,441,343	$28,449,930
Shares issued to shareholders in reinvestment of distributions	528,745	6,222,467
Shares redeemed	(2,717,116)	(31,700,278)

Net increase (decrease) in shares outstanding before conversion	252,972	2,972,119
Shares converted into Class A (See Note 1)	453,211	5,361,743
Shares converted from Class A (See Note 1)	(15,537)	(177,299)

Net increase (decrease)	690,646	$8,156,563

Year ended October 31, 2019:
Shares sold	6,016,027	$70,899,293
Shares issued in connection with the acquisition of MainStay Retirement 2010 Fund	403,969	4,689,875
Shares issued in connection with the acquisition of MainStay Retirement 2020 Fund	1,926,270	22,363,038
Shares issued to shareholders in reinvestment of distributions	1,519,988	16,674,268
Shares redeemed	(8,469,106)	(99,186,557)

Net increase (decrease) in shares outstanding before conversion	1,397,148	15,439,917
Shares converted into Class A (See Note 1)	1,107,977	12,880,546
Shares converted from Class A (See Note 1)	(154,063)	(1,797,435)

Net increase (decrease)	2,351,062	$26,523,028

Investor Class	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	468,671	$5,480,816
Shares issued to shareholders in reinvestment of distributions	65,340	771,057
Shares redeemed	(287,618)	(3,372,727)

Net increase (decrease) in shares outstanding before conversion	246,393	2,879,146
Shares converted into Investor Class (See Note 1)	76,462	894,001
Shares converted from Investor Class (See Note 1)	(339,081)	(4,021,412)

Net increase (decrease)	(16,226)	$(248,265)

Year ended October 31, 2019:
Shares sold	2,028,949	$23,929,056
Shares issued in connection with the acquisition of MainStay Retirement 2010 Fund	56,610	657,334
Shares issued in connection with the acquisition of MainStay Retirement 2020 Fund	284,725	3,306,117
Shares issued to shareholders in reinvestment of distributions	192,767	2,111,773
Shares redeemed	(1,777,181)	(20,997,608)

Net increase (decrease) in shares outstanding before conversion	785,870	9,006,672
Shares converted into Investor Class (See Note 1)	357,306	4,144,654
Shares converted from Investor Class (See Note 1)	(625,146)	(7,306,445)

Net increase (decrease)	518,030	$5,844,881

Class B	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	20,172	$234,220
Shares issued to shareholders in reinvestment of distributions	20,770	243,147
Shares redeemed	(125,070)	(1,452,669)

Net increase (decrease) in shares outstanding before conversion	(84,128)	(975,302)
Shares converted from Class B (See Note 1)	(111,125)	(1,287,057)

Net increase (decrease)	(195,253)	$(2,262,359)

Year ended October 31, 2019:
Shares sold	527,140	$6,202,291
Shares issued to shareholders in reinvestment of distributions	97,677	1,065,590
Shares redeemed	(816,807)	(9,549,935)

Net increase (decrease) in shares outstanding before conversion	(191,990)	(2,282,054)
Shares converted from Class B (See Note 1)	(238,281)	(2,747,315)

Net increase (decrease)	(430,271)	$(5,029,369)

79

Notes to Financial Statements (Unaudited) (continued)

Class C	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	153,644	$1,781,248
Shares issued to shareholders in reinvestment of distributions	54,663	639,496
Shares redeemed	(471,549)	(5,429,546)

Net increase (decrease) in shares outstanding before conversion	(263,242)	(3,008,802)
Shares converted from Class C (See Note 1)	(66,000)	(769,976)

Net increase (decrease)	(329,242)	$(3,778,778)

Year ended October 31, 2019:
Shares sold	569,847	$6,626,410
Shares issued to shareholders in reinvestment of distributions	257,313	2,805,507
Shares redeemed	(1,576,023)	(18,245,543)

Net increase (decrease) in shares outstanding before conversion	(748,863)	(8,813,626)
Shares converted from Class C (See Note 1)	(455,209)	(5,215,352)

Net increase (decrease)	(1,204,072)	$(14,028,978)

Class I	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	75,609	$904,584
Shares issued to shareholders in reinvestment of distributions	14,919	177,413
Shares redeemed	(186,820)	(2,187,601)

Net increase (decrease)	(96,292)	$(1,105,604)

Year ended October 31, 2019:
Shares sold	132,049	$1,530,178
Shares issued in connection with the acquisition of MainStay Retirement 2010 Fund	49,606	581,729
Shares issued in connection with the acquisition of MainStay Retirement 2020 Fund	163,393	1,916,106
Shares issued to shareholders in reinvestment of distributions	38,697	429,890
Shares redeemed	(301,320)	(3,509,145)

Net increase (decrease) in shares outstanding before conversion	82,425	948,758
Shares converted into Class I (See Note 1)	3,672	41,347

Net increase (decrease)	86,097	$990,105

Class R2	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	669	$7,779
Shares issued to shareholders in reinvestment of distributions	154	1,820
Shares redeemed	(799)	(9,825)

Net increase (decrease)	24	$(226)

Period ended October 31, 2019 (a):
Shares sold	910	$10,775
Shares issued in connection with the acquisition of MainStay Retirement 2020 Fund	7,956	92,364
Shares issued to shareholders in reinvestment of distributions	34	400
Shares redeemed	(501)	(5,968)

Net increase (decrease)	8,399	$97,571

Class R3	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	28,410	$297,127
Shares issued to shareholders in reinvestment of distributions	1,043	12,185
Shares redeemed	(1,079)	(12,565)

Net increase (decrease)	28,374	$296,747

Year ended October 31, 2019:
Shares sold	22,897	$263,601
Shares issued in connection with the acquisition of MainStay Retirement 2010 Fund	5,201	60,242
Shares issued in connection with the acquisition of MainStay Retirement 2020 Fund	1,076	12,458
Shares issued to shareholders in reinvestment of distributions	1,539	16,950
Shares redeemed	(6,711)	(76,684)

Net increase (decrease)	24,002	$276,567

(a)	The inception date of the class was June 14, 2019.

MainStay Moderate Allocation Fund

Class A	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	2,164,258	$27,757,982
Shares issued to shareholders in reinvestment of distributions	1,648,916	21,765,738
Shares redeemed	(3,849,059)	(48,044,627)

Net increase (decrease) in shares outstanding before conversion	(35,885)	1,479,093
Shares converted into Class A (See Note 1)	989,234	12,675,002
Shares converted from Class A (See Note 1)	(24,435)	(297,928)

Net increase (decrease)	928,914	$13,856,167

Year ended October 31, 2019:
Shares sold	12,022,049	$157,200,137
Shares issued in connection with the acquisition of MainStay Retirement 2030 Fund	2,883,731	36,850,624
Shares issued to shareholders in reinvestment of distributions	2,798,003	32,569,156
Shares redeemed	(14,276,465)	(185,825,139)

Net increase (decrease) in shares outstanding before conversion	3,427,318	40,794,778
Shares converted into Class A (See Note 1)	1,878,385	24,052,935
Shares converted from Class A (See Note 1)	(211,888)	(2,712,517)

Net increase (decrease)	5,093,815	$62,135,196

Investor Class	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	1,221,521	$15,620,628
Shares issued to shareholders in reinvestment of distributions	280,909	3,716,405
Shares redeemed	(547,269)	(7,005,461)

Net increase (decrease) in shares outstanding before conversion	955,161	12,331,572
Shares converted into Investor Class (See Note 1)	154,633	1,968,083
Shares converted from Investor Class (See Note 1)	(830,857)	(10,696,357)

Net increase (decrease)	278,937	$3,603,298

80	MainStay Asset Allocation Funds

Investor Class	Shares	Amount

Year ended October 31, 2019:
Shares sold	4,478,090	$58,408,771
Shares issued in connection with the acquisition of MainStay Retirement 2030 Fund	668,413	8,552,282
Shares issued to shareholders in reinvestment of distributions	489,140	5,708,268
Shares redeemed	(3,566,356)	(46,753,717)

Net increase (decrease) in shares outstanding before conversion	2,069,287	25,915,604
Shares converted into Investor Class (See Note 1)	566,052	7,201,363
Shares converted from Investor Class (See Note 1)	(1,140,698)	(14,713,705)

Net increase (decrease)	1,494,641	$18,403,262

Class B	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	17,426	$223,742
Shares issued to shareholders in reinvestment of distributions	85,393	1,120,352
Shares redeemed	(175,932)	(2,219,787)

Net increase (decrease) in shares outstanding before conversion	(73,113)	(875,693)
Shares converted from Class B (See Note 1)	(241,627)	(3,035,878)

Net increase (decrease)	(314,740)	$(3,911,571)

Year ended October 31, 2019:
Shares sold	1,124,815	$14,616,824
Shares issued to shareholders in reinvestment of distributions	238,888	2,763,939
Shares redeemed	(1,636,197)	(21,072,504)

Net increase (decrease) in shares outstanding before conversion	(272,494)	(3,691,741)
Shares converted from Class B (See Note 1)	(505,333)	(6,375,585)

Net increase (decrease)	(777,827)	$(10,067,326)

Class C	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	131,787	$1,677,463
Shares issued to shareholders in reinvestment of distributions	93,150	1,222,134
Shares redeemed	(420,168)	(5,320,763)

Net increase (decrease) in shares outstanding before conversion	(195,231)	(2,421,166)
Shares converted from Class C (See Note 1)	(49,929)	(612,922)

Net increase (decrease)	(245,160)	$(3,034,088)

Year ended October 31, 2019:
Shares sold	864,808	$11,107,591
Shares issued to shareholders in reinvestment of distributions	277,648	3,209,615
Shares redeemed	(1,651,036)	(21,068,518)

Net increase (decrease) in shares outstanding before conversion	(508,580)	(6,751,312)
Shares converted from Class C (See Note 1)	(598,051)	(7,465,742)

Net increase (decrease)	(1,106,631)	$(14,217,054)

Class I	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	64,664	$855,719
Shares issued to shareholders in reinvestment of distributions	35,866	476,302
Shares redeemed	(329,297)	(4,285,413)

Net increase (decrease)	(228,767)	$(2,953,392)

Year ended October 31, 2019:
Shares sold	113,836	$1,475,945
Shares issued in connection with the acquisition of MainStay Retirement 2030 Fund	179,425	2,307,928
Shares issued to shareholders in reinvestment of distributions	77,118	903,043
Shares redeemed	(488,387)	(6,270,373)

Net increase (decrease) in shares outstanding before conversion	(118,008)	(1,583,457)
Shares converted into Class I (See Note 1)	1,556	19,995

Net increase (decrease)	(116,452)	$(1,563,462)

Class R2	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	347	$4,484
Shares issued to shareholders in reinvestment of distributions	433	5,717
Shares redeemed	(1,336)	(16,920)

Net increase (decrease)	(556)	$(6,719)

Period ended October 31, 2019 (a):
Shares sold	587	$7,676
Shares issued in connection with the acquisition of MainStay Retirement 2030 Fund	14,696	187,792
Shares redeemed	(4,234)	(55,397)

Net increase (decrease)	11,049	$140,071

Class R3	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	5,771	$73,017
Shares issued to shareholders in reinvestment of distributions	2,661	35,092
Shares redeemed	(12,087)	(161,437)

Net increase (decrease)	(3,655)	$(53,328)

Year ended October 31, 2019:
Shares sold	22,192	$282,985
Shares issued in connection with the acquisition of MainStay Retirement 2030 Fund	39,433	503,242
Shares issued to shareholders in reinvestment of distributions	1,899	22,103
Shares redeemed	(22,287)	(286,124)

Net increase (decrease) in shares outstanding before conversion	41,237	522,206
Shares converted from Class R3 (See Note 1)	(537)	(6,744)

Net increase (decrease)	40,700	$515,462

(a)	The inception date of the class was June 14, 2019.

81

Notes to Financial Statements (Unaudited) (continued)

MainStay Moderate Growth Allocation Fund

Class A	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	1,723,601	$23,368,250
Shares issued to shareholders in reinvestment of distributions	1,676,235	24,171,401
Shares redeemed	(3,686,443)	(50,109,931)

Net increase (decrease) in shares outstanding before conversion	(286,607)	(2,570,280)
Shares converted into Class A (See Note 1)	1,062,932	15,166,719
Shares converted from Class A (See Note 1)	(39,844)	(514,255)

Net increase (decrease)	736,481	$12,082,184

Year ended October 31, 2019:
Shares sold	12,735,593	$181,300,582
Shares issued in connection with the acquisition of MainStay Retirement 2040 Fund	1,966,703	27,189,671
Shares issued in connection with the acquisition of MainStay Retirement 2050 Fund	917,037	12,678,036
Shares issued to shareholders in reinvestment of distributions	3,518,487	43,805,142
Shares redeemed	(15,854,795)	(224,618,703)

Net increase (decrease) in shares outstanding before conversion	3,283,025	40,354,728
Shares converted into Class A (See Note 1)	2,027,769	28,283,092
Shares converted from Class A (See Note 1)	(220,450)	(3,068,520)

Net increase (decrease)	5,090,344	$65,569,300

Investor Class	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	1,102,497	$15,145,956
Shares issued to shareholders in reinvestment of distributions	383,694	5,540,560
Shares redeemed	(673,151)	(9,280,712)

Net increase (decrease) in shares outstanding before conversion	813,040	11,405,804
Shares converted into Investor Class (See Note 1)	146,153	1,957,006
Shares converted from Investor Class (See Note 1)	(900,712)	(12,976,698)

Net increase (decrease)	58,481	$386,112

Year ended October 31, 2019:
Shares sold	5,342,797	$75,796,048
Shares issued in connection with the acquisition of MainStay Retirement 2040 Fund	795,399	11,003,388
Shares issued in connection with the acquisition of MainStay Retirement 2050 Fund	725,471	10,036,021
Shares issued to shareholders in reinvestment of distributions	808,572	10,082,913
Shares redeemed	(4,654,144)	(66,214,299)

Net increase (decrease) in shares outstanding before conversion	3,018,095	40,704,071
Shares converted into Investor Class (See Note 1)	556,025	7,696,300
Shares converted from Investor Class (See Note 1)	(1,326,819)	(18,602,064)

Net increase (decrease)	2,247,301	$29,798,307

Class B	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	10,437	$136,046
Shares issued to shareholders in reinvestment of distributions	99,366	1,419,936
Shares redeemed	(222,702)	(3,010,513)

Net increase (decrease) in shares outstanding before conversion	(112,899)	(1,454,531)
Shares converted from Class B (See Note 1)	(229,239)	(3,071,768)

Net increase (decrease)	(342,138)	$(4,526,299)

Year ended October 31, 2019:
Shares sold	1,219,203	$17,174,069
Shares issued to shareholders in reinvestment of distributions	350,661	4,327,147
Shares redeemed	(1,749,728)	(24,451,262)

Net increase (decrease) in shares outstanding before conversion	(179,864)	(2,950,046)
Shares converted from Class B (See Note 1)	(554,059)	(7,592,983)

Net increase (decrease)	(733,923)	$(10,543,029)

Class C	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	111,849	$1,527,204
Shares issued to shareholders in reinvestment of distributions	84,385	1,205,856
Shares redeemed	(277,974)	(3,852,567)

Net increase (decrease) in shares outstanding before conversion	(81,740)	(1,119,507)
Shares converted from Class C (See Note 1)	(42,860)	(561,004)

Net increase (decrease)	(124,600)	$(1,680,511)

Year ended October 31, 2019:
Shares sold	833,909	$11,658,902
Shares issued to shareholders in reinvestment of distributions	311,047	3,838,316
Shares redeemed	(1,339,176)	(18,580,954)

Net increase (decrease) in shares outstanding before conversion	(194,220)	(3,083,736)
Shares converted from Class C (See Note 1)	(494,660)	(6,715,825)

Net increase (decrease)	(688,880)	$(9,799,561)

Class I	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	46,298	$621,508
Shares issued to shareholders in reinvestment of distributions	32,381	472,121
Shares redeemed	(278,276)	(3,973,273)

Net increase (decrease)	(199,597)	$(2,879,644)

Year ended October 31, 2019:
Shares sold	125,109	$1,780,933
Shares issued in connection with the acquisition of MainStay Retirement 2040 Fund	131,300	1,836,371
Shares issued in connection with the acquisition of MainStay Retirement 2050 Fund	100,703	1,408,450
Shares issued to shareholders in reinvestment of distributions	57,823	727,410
Shares redeemed	(202,157)	(2,863,021)

Net increase (decrease)	212,778	$2,890,143

82	MainStay Asset Allocation Funds

Class R1	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	249	$3,208
Shares issued to shareholders in reinvestment of distributions	80	1,161

Net increase (decrease)	329	$4,369

Period ended October 31, 2019 (a):
Shares sold	32	$445
Shares issued in connection with the acquisition of MainStay Retirement 2040 Fund	1,181	16,518
Shares issued in connection with the acquisition of MainStay Retirement 2050 Fund	530	7,422

Net increase (decrease)	1,743	$24,385

Class R2	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	181	$2,641
Shares issued to shareholders in reinvestment of distributions	301	4,340
Shares redeemed	(2,885)	(42,690)

Net increase (decrease)	(2,403)	$(35,709)

Period ended October 31, 2019 (a):
Shares sold	192	$2,793
Shares issued in connection with the acquisition of MainStay Retirement 2040 Fund	3,693	51,052
Shares issued in connection with the acquisition of MainStay Retirement 2050 Fund	8,153	112,710
Shares redeemed	(2,987)	(42,430)

Net increase (decrease)	9,051	$124,125

Class R3	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	24,505	$336,896
Shares issued to shareholders in reinvestment of distributions	3,608	51,850
Shares redeemed	(16,259)	(227,918)

Net increase (decrease)	11,854	$160,828

Year ended October 31, 2019:
Shares sold	22,864	$316,160
Shares issued in connection with the acquisition of MainStay Retirement 2040 Fund	23,183	319,312
Shares issued in connection with the acquisition of MainStay Retirement 2050 Fund	20,528	282,755
Shares issued to shareholders in reinvestment of distributions	2,396	29,763
Shares redeemed	(11,505)	(162,576)

Net increase (decrease)	57,466	$785,414

(a)	The inception date of the class was June 14, 2019.

MainStay Growth Allocation Fund

Class A	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	1,096,809	$15,108,752
Shares issued to shareholders in reinvestment of distributions	897,123	13,555,521
Shares redeemed	(1,514,925)	(21,235,264)

Net increase (decrease) in shares outstanding before conversion	479,007	7,429,009
Shares converted into Class A (See Note 1)	599,998	8,909,918
Shares converted from Class A (See Note 1)	(18,987)	(247,637)

Net increase (decrease)	1,060,018	$16,091,290

Year ended October 31, 2019:
Shares sold	5,963,158	$88,848,438
Shares issued in connection with the acquisition of MainStay Retirement 2060 Fund	42,811	616,955
Shares issued to shareholders in reinvestment of distributions	1,861,579	23,884,088
Shares redeemed	(7,469,433)	(110,622,511)

Net increase (decrease) in shares outstanding before conversion	398,115	2,726,970
Shares converted into Class A (See Note 1)	1,032,098	15,040,283
Shares converted from Class A (See Note 1)	(141,191)	(2,039,925)

Net increase (decrease)	1,289,022	$15,727,328

Investor Class	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	723,933	$10,167,176
Shares issued to shareholders in reinvestment of distributions	247,307	3,736,801
Shares redeemed	(322,592)	(4,622,173)

Net increase (decrease) in shares outstanding before conversion	648,648	9,281,804
Shares converted into Investor Class (See Note 1)	81,920	1,121,971
Shares converted from Investor Class (See Note 1)	(488,018)	(7,376,732)

Net increase (decrease)	242,550	$3,027,043

Year ended October 31, 2019:
Shares sold	2,785,151	$41,205,599
Shares issued in connection with the acquisition of MainStay Retirement 2060 Fund	83,744	1,206,017
Shares issued to shareholders in reinvestment of distributions	531,968	6,825,129
Shares redeemed	(2,253,438)	(33,502,401)

Net increase (decrease) in shares outstanding before conversion	1,147,425	15,734,344
Shares converted into Investor Class (See Note 1)	318,469	4,584,917
Shares converted from Investor Class (See Note 1)	(728,670)	(10,645,898)

Net increase (decrease)	737,224	$9,673,363

83

Notes to Financial Statements (Unaudited) (continued)

Class B	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	18,644	$241,558
Shares issued to shareholders in reinvestment of distributions	74,978	1,105,929
Shares redeemed	(117,484)	(1,588,613)

Net increase (decrease) in shares outstanding before conversion	(23,862)	(241,126)
Shares converted from Class B (See Note 1)	(146,024)	(1,970,060)

Net increase (decrease)	(169,886)	$(2,211,186)

Year ended October 31, 2019:
Shares sold	715,984	$10,419,580
Shares issued to shareholders in reinvestment of distributions	227,464	2,850,126
Shares redeemed	(1,044,341)	(15,060,657)

Net increase (decrease) in shares outstanding before conversion	(100,893)	(1,790,951)
Shares converted from Class B (See Note 1)	(283,553)	(4,001,145)

Net increase (decrease)	(384,446)	$(5,792,096)

Class C	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	77,620	$1,046,306
Shares issued to shareholders in reinvestment of distributions	54,379	803,178
Shares redeemed	(148,170)	(2,043,710)

Net increase (decrease) in shares outstanding before conversion	(16,171)	(194,226)
Shares converted from Class C (See Note 1)	(34,366)	(437,460)

Net increase (decrease)	(50,537)	$(631,686)

Year ended October 31, 2019:
Shares sold	427,531	$6,172,442
Shares issued to shareholders in reinvestment of distributions	174,146	2,185,528
Shares redeemed	(718,500)	(10,289,653)

Net increase (decrease) in shares outstanding before conversion	(116,823)	(1,931,683)
Shares converted from Class C (See Note 1)	(211,713)	(2,957,394)

Net increase (decrease)	(328,536)	$(4,889,077)

Class I	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	27,314	$414,344
Shares issued to shareholders in reinvestment of distributions	16,530	254,066
Shares redeemed	(54,886)	(813,745)

Net increase (decrease)	(11,042)	$(145,335)

Year ended October 31, 2019:
Shares sold	108,286	$1,635,578
Shares issued to shareholders in reinvestment of distributions	48,015	626,110
Shares redeemed	(212,141)	(3,131,218)

Net increase (decrease) in shares outstanding before conversion	(55,840)	(869,530)
Shares converted into Class I (See Note 1)	1,315	19,162

Net increase (decrease)	(54,525)	$(850,368)

Class R3	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	15,404	$228,367
Shares issued to shareholders in reinvestment of distributions	3,420	51,399
Shares redeemed	(572)	(6,427)

Net increase (decrease)	18,252	$273,339

Year ended October 31, 2019:
Shares sold	50,357	$714,990
Shares issued in connection with the acquisition of MainStay Retirement 2060 Fund	4,996	71,614
Shares issued to shareholders in reinvestment of distributions	3,902	49,868
Shares redeemed	(14,673)	(207,870)

Net increase (decrease)	44,582	$628,602

Note 10–Fund Acquisition

At a meeting held on December 10-12, 2018, the Board approved the Reorganization. The Reorganization was completed on June 14, 2019.

The aggregate net assets of the Allocation Funds immediately before the Reorganization and the combined net assets after the Reorganization were as follows:

Fund	Net Assets Before the Acquisition	Combined Net Assets After the Acquisition

MainStay Conservative Allocation Fund	$414,993,458	$448,672,721
MainStay Moderate Allocation Fund	692,306,436	740,708,304
MainStay Moderate Growth Allocation Fund	698,794,711	763,736,417
MainStay Growth Allocation Fund	365,359,764	367,254,350

84	MainStay Asset Allocation Funds

The charts below show a summary of net assets, shares outstanding, net asset value per share outstanding and total distributable earnings (loss), before and after the Reorganization:

MainStay Conservative Allocation Fund

	Before Reorganization			After Reorganization
	MainStay Retirement 2010 Fund	MainStay Retirement 2020 Fund	MainStay Conservative Allocation Fund	MainStay Conservative Allocation Fund

Net Assets:
Class A	$4,689,875	$22,363,038	$299,387,322	$326,440,235
Investor Class	657,334	3,306,117	41,879,392	45,842,843
Class B	—	—	18,760,846	18,760,846
Class C	—	—	47,373,401	47,373,401
Class I	581,729	1,916,106	6,954,923	9,452,758
Class R2	—	92,364	—	92,364
Class R3	60,242	12,458	637,574	710,274

Shares Outstanding:
Class A	567,235	3,061,569	25,788,144	28,118,383
Investor Class	78,791	450,126	3,606,675	3,948,010
Class B	—	—	1,624,182	1,624,182
Class C	—	—	4,102,811	4,102,811
Class I	69,792	260,975	593,071	806,070
Class R2	—	12,507	—	7,956
Class R3	7,057	1,641	55,048	61,325

Net Asset Value Per Share Outstanding:
Class A	$8.27	$7.30	$11.61	$11.61
Investor Class	$8.34	$7.34	$11.61	$11.61
Class B	$—	$—	$11.55	$11.55
Class C	$—	$—	$11.55	$11.55
Class I	$8.34	$7.34	$11.73	$11.73
Class R2	$—	$7.38	$—	$11.61
Class R3	$8.54	$7.59	$11.58	$11.58

Total distributable earnings (loss)	$407,596	$2,179,994	$17,939,758	$21,081,208

85

Notes to Financial Statements (Unaudited) (continued)

MainStay Moderate Allocation Fund

	Before Reorganization		After Reorganization
	MainStay Retirement 2030 Fund	MainStay Moderate Allocation Fund	MainStay Moderate Allocation Fund
Net Assets:
Class A	$36,850,624	$496,970,212	$533,820,836
Investor Class	8,552,282	95,540,324	104,092,606
Class B	—	42,768,352	42,768,352
Class C	—	46,609,978	46,609,978
Class I	2,307,928	9,972,143	12,280,071
Class R2	187,792	—	187,792
Class R3	503,242	445,427	948,669

Shares Outstanding:
Class A	5,728,504	38,890,176	41,773,907
Investor Class	1,321,287	7,467,047	8,135,460
Class B	—	3,382,663	3,382,663
Class C	—	3,688,113	3,688,113
Class I	345,899	775,262	954,687
Class R2	29,019	—	14,696
Class R3	76,126	34,902	74,335

Net Asset Value Per Share Outstanding:
Class A	$6.43	$12.78	$12.78
Investor Class	$6.47	$12.79	$12.79
Class B	$—	$12.64	$12.64
Class C	$—	$12.64	$12.64
Class I	$6.67	$12.86	$12.86
Class R2	$6.47	$—	$12.78
Class R3	$6.61	$12.76	$12.76

Total distributable earnings (loss)	$5,637,043	$64,607,861	$70,976,311

86	MainStay Asset Allocation Funds

MainStay Moderate Growth Allocation Fund

	Before Reorganization			After Reorganization
	MainStay Retirement 2040 Fund	MainStay Retirement 2050 Fund	MainStay Moderate Growth Allocation Fund	MainStay Moderate Growth Allocation Fund

Net Assets:
Class A	$27,189,671	$12,678,036	$487,302,232	$527,169,939
Investor Class	11,003,388	10,036,021	118,601,493	139,640,902
Class B	—	—	46,004,568	46,004,568
Class C	—	—	38,805,513	38,805,513
Class I	1,836,371	1,408,450	7,561,774	10,806,595
Class R1	16,518	7,422	—	23,940
Class R2	51,052	112,710	—	163,762
Class R3	319,312	282,755	519,131	1,121,198

Shares Outstanding:
Class A	3,871,782	1,657,233	35,247,954	38,131,694
Investor Class	1,547,991	1,314,482	8,573,283	10,094,153
Class B	—	—	3,371,697	3,371,697
Class C	—	—	2,844,519	2,844,519
Class I	251,457	182,209	540,665	772,668
Class R1	2,202	943	—	1,711
Class R2	7,138	14,635	—	11,846
Class R3	44,284	36,440	37,690	81,401

Net Asset Value Per Share Outstanding:
Class A	$7.02	$7.65	$13.82	$13.82
Investor Class	$7.11	$7.63	$13.83	$13.83
Class B	$—	$—	$13.64	$13.64
Class C	$—	$—	$13.64	$13.64
Class I	$7.30	$7.73	$13.99	$13.99
Class R1	$7.50	$7.87	$—	$13.99
Class R2	$7.15	$7.70	$—	$13.82
Class R3	$7.21	$7.76	$13.77	$13.77

Total distributable earnings (loss)	$5,298,965	$3,012,209	$85,295,937	$95,134,258

MainStay Growth Allocation Fund

	Before Reorganization		After Reorganization
	MainStay Retirement 2060 Fund	MainStay Growth Allocation Fund	MainStay Growth Allocation Fund

Net Assets:
Class A	$616,955	$237,888,558	$238,505,513
Investor Class	1,206,017	74,017,988	75,224,005
Class B	—	27,247,888	27,247,888
Class C	—	19,552,137	19,552,137
Class I	—	5,885,396	5,885,396
Class R3	71,614	767,797	839,411

Shares Outstanding:
Class A	58,319	16,507,148	16,549,959
Investor Class	114,449	5,139,707	5,223,451
Class B	—	1,943,205	1,943,205
Class C	—	1,392,486	1,392,486
Class I	—	401,400	401,400
Class R3	6,790	53,567	58,563

Net Asset Value Per Share Outstanding:
Class A	$10.58	$14.41	$14.41
Investor Class	$10.54	$14.40	$14.40
Class B	$—	$14.02	$14.02
Class C	$—	$14.04	$14.04
Class I	$—	$14.66	$14.66
Class R3	$10.55	$14.33	$14.33

Total distributable earnings (loss)	$599,473	$51,327,825	$51,544,827

87

Notes to Financial Statements (Unaudited) (continued)

Assuming the Reorganization had been completed on November 1, 2018, the beginning of the annual reporting period of the Allocation Funds, the Allocation Funds’ pro forma results of operations for the six-month period ended April 30, 2020, are as follows (Unaudited):

Fund	Net investment income (loss)	Net realized and unrealized gain (loss)	Net change in net assets resulting from operations

MainStay Conservative Allocation Fund	$ 10,121,872	$38,261,672	$48,383,544
MainStay Moderate Allocation Fund	14,792,347	74,829,091	89,621,438
MainStay Moderate Growth Allocation Fund	13,705,644	80,145,528	93,851,172
MainStay Growth Allocation Fund	3,508,525	27,813,571	31,322,096

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Retirement Funds that have been included in the Allocation Funds’ Statement of Operations since June 14, 2019.

For financial reporting purposes, assets received and shares issued by the Allocation Funds were recorded at fair value; however, the cost basis of the investments received from Retirement Funds were carried forward to align ongoing reporting of the Allocation Funds’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes as follows:

Fund	Cost

MainStay Retirement 2010 Fund	$5,336,509
MainStay Retirement 2020 Fund	24,340,200
MainStay Retirement 2030 Fund	40,552,632
MainStay Retirement 2040 Fund	34,127,371
MainStay Retirement 2050 Fund	20,410,886
MainStay Retirement 2060 Fund	1,638,461

Note 11–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of April 30, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Allocation Funds as of and for the six-month period ended April 30, 2020, events and transactions subsequent to April 30, 2020 through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 13–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19 is uncertain and could adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Allocation Funds’ performance.

88	MainStay Asset Allocation Funds

Board Consideration and Approval of Management Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay Conservative Allocation Fund, MainStay Growth Allocation Fund, MainStay Moderate Allocation Fund and MainStay Moderate Growth Allocation Fund (“Funds”) and New York Life Investment Management LLC (“New York Life Investments”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of the Management Agreement for a one-year period.

In reaching the decision to approve the continuation of the Management Agreement, the Board considered information furnished by New York Life Investments in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on each Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on each Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments that follow investment strategies similar to each Fund, if any, and, when applicable, the rationale for any differences in each Fund’s management fee and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of the Management Agreement and investment performance reports on each Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to each Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding each Fund’s distribution arrangements. In addition, the Board received information regarding each Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to each Fund’s shareholders.

In considering the continuation of the Management Agreement, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to each Fund by New York Life Investments; (ii) the qualifications of the portfolio managers of each Fund and the historical investment performance of each Fund and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments from its relationship with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as each Fund grows and the extent to which economies of scale have benefited or may benefit each Fund’s shareholders; and (v) the reasonableness of each Fund’s management fee and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments. Although the Board recognized that comparisons between each Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of each Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments. The Board’s conclusions with respect to the Management Agreement may have also been based, in part, on the Board’s knowledge of New York Life Investments resulting from, among other things, the Board’s consideration of the Management Agreement in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to each Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of the Management Agreement during its December 10-11, 2019 in-person

89

Board Consideration and Approval of Management Agreement (Unaudited) (continued)

meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval. The Board evaluated the continuation of the Management Agreement on a Fund-by-Fund basis, and its decision was made separately with respect to each Fund.

Nature, Extent and Quality of Services Provided by New York Life Investments

The Board examined the nature, extent and quality of the services that New York Life Investments provides to each Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of each Fund. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to each Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to each Fund.

The Board also considered the range of services that New York Life Investments provides to the Funds under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Funds’ compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Funds. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Funds and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).

The Board also examined the nature, extent and quality of the investment advisory services that New York Life Investments provides to each Fund. The Board evaluated New York Life Investments’ experience in serving as investment adviser to the Funds and advising other portfolios and New York Life Investments’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments, and New York Life Investments’ overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged New York Life Investments’ commitment to further developing and strengthening compliance programs relating to the Funds. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between each Fund’s investments and those of other accounts managed by New York Life Investments. The Board reviewed New York Life Investments’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Funds. In this regard, the Board considered the experience of each Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded that each Fund would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating each Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, generally placing greater emphasis on each Fund’s long-term performance track record. The Board considered investment reports on, and analysis of, each Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on each Fund’s gross and net returns, each Fund’s investment performance compared to relevant investment categories and each Fund’s benchmarks, each Fund’s risk-adjusted investment performance and each Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of each Fund as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning each Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to seek to enhance each Fund’s investment performance and the results of those actions. In considering the investment performance of the Funds, the Board noted that each Fund underperformed its peer funds for the one-, three- and five-year periods ended July 31, 2019. The Board also noted that each of the MainStay Moderate Allocation Fund, the MainStay Moderate Growth Allocation Fund and the MainStay Growth Allocation Fund underperformed its peer funds for the ten-year period ended July 31, 2019. The Board further

90	MainStay Asset Allocation Funds

noted that the MainStay Conservative Allocation Fund performed in line with its peer funds for the ten-year period ended July 31, 2019. The Board considered its discussions with representatives from New York Life Investments regarding each Fund’s investment performance relative to that of its benchmark index and peer funds.

Because the Funds invest substantially all of their assets in other funds advised by New York Life Investments or its affiliates, the Board considered information from New York Life Investments regarding the investment rationale and process for the allocation among and selection of the underlying funds in which the Funds invest, including the investment performance of the underlying funds.

Based on these considerations, the Board concluded that its review of each Fund’s investment performance and related information supported a determination to approve the continuation of the Management Agreement.

Costs of the Services Provided, and Profits Realized, by New York Life Investments

The Board considered information provided by New York Life Investments with respect to the costs of the services provided under the Management Agreement. The Board also considered the profits realized by New York Life Investments and its affiliates due to their relationships with the Funds.

The Board noted that the Funds do not pay a management fee for the allocation and other management services provided by New York Life Investments but that shareholders of the Funds indirectly pay their pro rata share of the fees and expenses of the underlying funds in which the Funds invest. The Board considered that the Funds’ investments in underlying funds managed by New York Life Investments or its affiliates indirectly benefit New York Life Investments or its affiliates. The Board noted that it considers the profits realized by New York Life Investments and its affiliates with respect to the underlying MainStay Funds as part of the annual contract review process for those funds.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and profits realized by New York Life Investments and its affiliates, the Board considered, among other factors, New York Life Investments’ continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of each Fund. The Board also considered the financial resources of New York Life Investments and acknowledged that New York Life Investments must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments to continue to provide high-quality services to the Funds. The Board recognized that each Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to each Fund and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with each Fund, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Funds, including the potential rationale for and costs associated with investments in this money market fund by the Funds, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Funds.

The Board observed that New York Life Investments’ affiliates also earn revenues from serving each Fund in various other capacities, including as each Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with each Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of each Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Funds on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with each Fund were not excessive.

Management Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Management Agreement and each Fund’s total ordinary operating expenses.

In assessing the reasonableness of each Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. Because the Funds do not pay a management fee to New York Life Investments, the Board considered the reasonableness of fees and expenses the Funds indirectly pay by

91

Board Consideration and Approval of Management Agreement (Unaudited) (continued)

investing in underlying funds that charge management fees. The Board considered New York Life Investments’ disclosure of, and process for monitoring, potential conflicts of interest in the selection of underlying funds. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of each Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of each Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Funds, as compared with other investment advisory clients. Additionally, the Board considered the impact of any voluntary waivers and expense limitation arrangements on each Fund’s net expenses. The Board also considered that in proposing fees for each Fund, New York Life Investments considers the competitive marketplace for mutual funds.

The Board noted that, outside of the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to each Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of each Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and each Fund’s transfer agent, charges each Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Funds. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Funds.

The Board considered that, because the Funds’ transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of each Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past six years.

Based on the factors outlined above, the Board concluded that each Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether each Fund’s expense structure permits economies of scale to be appropriately shared with each Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with each Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how each Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how each Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels. The Board noted that the Funds do not pay a management fee and that the Board separately considers economies of scale as part of its review of the management agreements of underlying MainStay Funds in which the Funds invest and the benefit of any breakpoints in the management fee schedules for these MainStay Funds would pass through to shareholders of the Funds at the specified levels of underlying MainStay Fund assets.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of each Fund’s shareholders through each Fund’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Management Agreement.

92	MainStay Asset Allocation Funds

Discussion of the Operation and Effectiveness of the Funds’ Liquidity Risk Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Funds have adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Funds’ liquidity risk. The Board of Trustees of MainStay Funds Trust (the “Board”) designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Funds’ liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments and (iii) the Funds’ investment strategy continues to be appropriate for an open-end fund.

In accordance with the Program, the Funds’ liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Funds’ portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator’s liquidity classification determinations are made by taking into account the Funds’ reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a funds’ investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

93

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Allocation Funds’ securities is available free of charge upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Each Allocation Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each Allocation Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Allocation Funds’ holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

94	MainStay Asset Allocation Funds

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay Short Term Bond Fund4

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund5

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund6

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund7

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund8

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.9

Brussels, Belgium

Candriam Luxembourg S.C.A.9

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC9

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC9

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective August 31, 2020, MainStay MacKay Infrastructure Bond Fund will be renamed MainStay MacKay U.S. Infrastructure Bond Fund.
4.	Formerly known as MainStay Indexed Bond Fund.
5.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
6.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
7.	Effective July 31, 2020, MainStay Growth Allocation Fund will be renamed MainStay Equity Allocation Fund.
8.	Effective July 31, 2020, MainStay Moderate Growth Allocation Fund will be named MainStay Growth Allocation Fund.
9.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1737576 MS086-20	MSAA10-06/20 (NYLIM) NL224

MainStay Epoch Capital

Growth Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Financial markets experienced high levels of volatility in response to the spreading of a novel coronavirus, which causes the disease known as COVID-19, and a sharpening decline in global economic activity during the six months ended April 30, 2020.

After gaining ground during the first three and a half months of the reporting period, most broad stock and bond indices began to dip in late February as a growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crises; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment.

In the United States, with the number of reported U.S. COVID-19 cases continuing to rise, the Federal Reserve (“Fed”) cut interest rates twice and announced unlimited quantitative easing. In late March, the federal government declared a national emergency as unemployment claims increased by 22 million in a four-week period, and Congress passed and the President signed the CARES Act to provide a $2 trillion stimulus package, with the promise of further aid for consumers and businesses to come. Investors generally responded positively to the government’s fiscal and monetary measures, as well as prospects for a gradual lessening of restrictions on non-essential businesses. Accordingly, despite mounting signs of recession and rapidly rising unemployment levels, in April, markets regained some of the ground that they had lost in the previous month.

For the reporting period as a whole, U.S. equity indices produced broadly negative performance. Traditionally more volatile small- and mid-cap stocks were particularly hard hit, and value stocks tended to underperform their growth-oriented counterparts. The energy sector suffered the steepest declines due to weakening demand and an escalating petroleum price war between Saudi Arabia and Russia, the world’s second and third largest petroleum producers after the United States. Most other sectors sustained substantial, though milder losses.

The health care and information technology sectors, both of which rebounded strongly in April, generally ended the reporting period in positive territory. International equities followed patterns similar to those seen in the United States, with a decline in March followed by a partial recovery in April. Overall, however, U.S. stocks ended the reporting period with milder losses than those of most other developed and developing economies.

Fixed-income markets also experienced unusually high levels of volatility. Corporate bonds lost value in March before partly recovering in April, with speculative high-yield credit facing the brunt of risk-off investor sentiment. High-grade municipal bonds dipped briefly in mid-March before regaining most of the lost ground, outperforming lower-grade, higher-yielding municipal securities. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. At the opposite end of the fixed-income risk spectrum, emerging-market debt underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the curve of the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so that they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2020

Class	Sales Charge		Inception Date	Six Months	One Year	Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/30/2016	–7.42 –2.03%	–3.16 2.48%	8.53 10.14%	1.25 1.25%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/30/2016	–7.51 –2.13	–3.48 2.14	8.32 9.93	1.54 1.54
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	6/30/2016	–3.38 –2.45	0.50 1.46	9.11 9.11	2.29 2.29
Class I Shares	No Sales Charge		6/30/2016	–1.91	2.75	10.40	1.00

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Since Inception

MSCI World Index[3]	–7.29%	–4.00%	7.82%
Morningstar World Large Stock Category Average[4]	–7.76	–5.83	6.80

3.

The MSCI World Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Morningstar World Large Stock Category Average is representative of funds that invest the majority of their assets in developed markets, with the remainder divided among the globe’s smaller markets. These portfolios typically have 20%-60% of assets in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch Capital Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Capital Growth Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2019, to April 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2019, to April 30, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/19	Ending Account Value (Based on Actual Returns and Expenses) 4/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$979.70	$5.66	$1,019.14	$5.77	1.15%

Investor Class Shares	$1,000.00	$978.70	$6.74	$1,018.05	$6.87	1.37%

Class C Shares	$1,000.00	$975.50	$10.41	$1,014.32	$10.62	2.12%

Class I Shares	$1,000.00	$980.90	$4.43	$1,020.39	$4.52	0.90%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of April 30, 2020 (Unaudited)

United States	55.4%

Canada	4.2

Denmark	3.6

Japan	3.5

United Kingdom	3.5

Australia	3.4

Italy	3.0

Sweden	2.8

France	2.3

Hong Kong	2.3

China	2.1

Netherlands	1.8

Ireland	1.5

Switzerland	1.5

Spain	1.4%

Taiwan	1.4

Mexico	1.0

Jordan	0.8

Portugal	0.8

Malta	0.6

Singapore	0.6

Indonesia	0.5

Thailand	0.5

Norway	0.4

South Africa	0.3

Other Assets, Less Liabilities	0.8

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings as of April 30, 2020 (excluding short-term investment) (Unaudited)

1.	Microsoft Corp.

2.	Masimo Corp.

3.	CSL, Ltd.

4.	Gentex Corp.

5.	Costco Wholesale Corp.
6.	Fortinet, Inc.

7.	UnitedHealth Group, Inc.

8.	Accenture PLC, Class A

9.	ASML Holding N.V.

10.	NVIDIA Corp.

8	MainStay Epoch Capital Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers William W. Priest, CFA, Steven D. Bleiberg, Michael A. Welhoelter, CFA, and David J. Siino, CFA, CAIA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch Capital Growth Fund perform relative to its benchmark and peer group during the six months ended April 30, 2020?

For the six months ended April 30, 2020, Class I shares of MainStay Epoch Capital Growth Fund returned –1.91%, outperforming the –7.29% return of the Fund’s primary benchmark, the MSCI World Index. Over the same period, Class I shares also outperformed the –7.76% return of the Morningstar World Large Stock Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

Security selection and sector allocations drove the Fund’s outperformance relative to the MSCI World Index. The Fund’s strongest contributions to relative performance came from relatively underweight exposures to the financials and energy sectors, as well as overweight exposure to the health care sector. (Contributions take weightings and total returns into account.) Stock selection in the health care and financials sectors contributed positively to relative performance as well.

During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?

Absolute returns were primarily impacted by the broad decline in global equities markets brought on by the COVID-19 outbreak becoming a global pandemic. Stocks tumbled swiftly into a bear market, with some markets reporting their worst quarter in decades as governments voluntarily shut down their economies to slow the spread of the coronavirus. The Fund’s liquidity was not impacted. Exposure to certain economically sensitive stocks did influence relative performance.

During the reporting period, which sectors and/or countries were the strongest positive contributors to the Fund’s relative performance and which sectors and/or countries were particularly weak?

As mentioned above, allocations and stock selection in the health care, financials, and energy sectors provided the strongest positive contributions to the Fund’s performance relative to the MSCI World Index during the reporting period. Over the same period, the most significant detractors from relative performance were the consumer discretionary and industrials sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

Masimo, Nexon, and Nvidia provided the largest positive contributions to the Fund’s absolute performance during the reporting period. Masimo develops, manufactures and markets noninvasive monitoring technologies used in hospitals and other health care settings. The company’s main product is fingertip monitors that measure blood oxygen levels, devices that experienced a surge in demand as a result of the COVID-19 pandemic. Nexon, a Japanese developer of online games for PCs and mobile devices, benefited from growing demand as large numbers of people sheltered at home to avoid the virus. Nvidia is a leading designer of Graphic Processing Units (GPUs), which are logic chips specializing in video display and imaging, and are increasingly used in data centers for core computing functions, as well as autonomous driving systems. The stock performed well due to Nvidia’s two largest end markets—data centers and gaming—would hold up reasonably well in an environment where many were working or otherwise confined at home.

The most significant detractors from the Fund’s absolute performance included Alaska Air Group and Southwest Airlines. Both were hurt by the spread of the coronavirus, which resulted in, among other things, a significant decline in air travel. The Fund trimmed both positions but did not sell them entirely. While, in our opinion, the outlook for the airline industry is clearly very poor in the near term, we believe the price declines that we saw indicate that negative news has already been priced into the stocks. We still believe that these two firms have sustainable cost advantages over their competitors and are the best airlines in the industry.

What were some of the Fund’s largest purchases and sales during the reporting period?

Significant new purchases during the reporting period included shares of Monolithic Power Systems, Exponent and Apple.

Monolithic is an analog semiconductor supplier focused on the design and development of high-performance power management solutions, producing programmable power management analog semiconductor chips known for their ease of integration, high voltage operation, high load current, high switching speed and small footprint. This combination of features allows customers to use fewer components, eliminating single function chips, to more accurately regulate voltages and lower overall system costs. We found Monolithic to be an attractive investment in light of its pricing power, which has historically yielded relatively high margins and returns.

Exponent is an engineering and scientific consulting business engaged in both failure analysis and product design and development. Exponent helps organizations determine why a product or structure failed (from an engineering or scientific standpoint) and what measures can be taken to prevent future

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

9

failures. People are the company’s only source of revenue and its primary expense. There is little depreciation expense and even less sales and marketing expense (which is essentially the cost to publish papers in leading scientific journals). The consultants’ expertise and reputation are the company’s billboards. Due to Exponent’s annual realized price increase on a same-consultant basis, margins are high. Engagements are typically long-term, with a cumulative level of trust leading to long-term relationships that are not easily dislodged.

Apple designs, develops and sells consumer electronic goods globally, earning a high return on invested capital (“ROIC”) largely due to the brand equity it has developed over the years. Since the brand’s inception in 1976, Apple has put a priority on building a community of dedicated fans. We believe the air of premium exclusivity that Apple employs when promoting new product releases, and the company’s meticulous attention to the aesthetics of its products, has associated the Apple brand with luxury in the eyes of its followers. It is our belief that higher prices beget higher margins, and higher margins beget a higher ROIC. The Fund owned the stock previously but sold it at the beginning of 2019 on our concerns about slowing growth. Our concerns having dissipated, the Fund purchased the stock again during the reporting period.

The Fund’s most significant sales included positions in human resources services provider Insperity, chemicals producer

LyondellBasell Industries and international air carrier Japan Airlines. All three were sold because they no longer passed our proprietary screen that focuses on ROIC, cash flow growth and profit margins.

How did the Fund’s sector and/or country weightings change during the reporting period?

The Fund’s trades, combined with the varying impact of performance across sectors, caused the Fund’s exposure to the industrials and consumer staples sectors to decline materially during the reporting period. The Fund also experienced relatively minor decreases in exposure to the materials and financials sectors. Notable increases in sector weighting during the same period included the health care and information technology sectors.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2020, the Fund held its largest overweight allocations relative to the MSCI World Index in the health care and information technology sectors. As of the same date, the Fund’s most significantly underweight allocations were in the financials and communication services sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch Capital Growth Fund

Portfolio of Investments April 30, 2020 (Unaudited)

	Shares	Value
Common Stocks 97.3%†
Australia 3.4%
CSL, Ltd. (Biotechnology)	9,530	$1,921,692
Regis Resources, Ltd. (Metals & Mining)	273,526	802,094
Saracen Mineral Holdings, Ltd. (Metals & Mining) (a)	372,699	1,054,053

		3,777,839

Canada 4.2%
Alimentation Couche-tard, Inc., Class B (Food & Staples Retailing)	40,189	1,121,406
Canadian National Railway Co. (Road & Rail)	14,464	1,196,128
Constellation Software, Inc. (Software)	1,420	1,365,504
Kirkland Lake Gold, Ltd. (Metals & Mining)	23,768	982,514

		4,665,552

China 2.1%
A-Living Services Co., Ltd., Class H (Commercial Services & Supplies) (b)	37,000	203,793
Autohome, Inc., ADR (Interactive Media & Services)	10,782	885,741
Hefei Meiya Optoelectronic Technology, Inc., Class A (Machinery)	88,992	530,638
Yum China Holdings, Inc. (Hotels, Restaurants & Leisure)	15,304	741,632

		2,361,804

Denmark 3.6%
Coloplast A/S, Class B (Health Care Equipment & Supplies)	7,576	1,198,275
Genmab A/S (Biotechnology) (a)	4,709	1,132,428
Novo Nordisk A/S, Class B (Pharmaceuticals)	16,783	1,070,435
Novozymes A/S, Class B (Chemicals)	12,118	593,687

		3,994,825

France 2.3%
Edenred (IT Services)	17,726	714,258
LVMH Moet Hennessy Louis Vuitton S.E. (Textiles, Apparel & Luxury Goods)	2,896	1,118,529
Sartorius Stedim Biotech (Life Sciences Tools & Services)	3,130	751,172

		2,583,959

Hong Kong 2.3%
AIA Group, Ltd. (Insurance)	34,600	321,119
China Gas Holdings, Ltd. (Gas Utilities)	74,000	273,473
Hong Kong Exchanges & Clearing, Ltd. (Capital Markets)	32,600	1,059,684
WH Group, Ltd. (Food Products) (b)	975,500	941,211

		2,595,487

Indonesia 0.5%
PT Bank Central Asia Tbk (Banks)	336,500	584,775

	Shares	Value
Ireland 1.5%
Accenture PLC, Class A (IT Services)	8,743	$1,619,116

Italy 3.0%
DiaSorin S.p.A. (Health Care Equipment & Supplies)	6,906	1,175,301
FinecoBank Banca Fineco S.p.A (Banks)	105,509	1,172,407
Recordati S.p.A. (Pharmaceuticals)	22,295	969,216

		3,316,924

Japan 3.5%
Digital Arts, Inc. (Software) (c)	11,100	674,388
Koito Manufacturing Co., Ltd. (Auto Components)	8,100	308,708
NEXON Co., Ltd. (Entertainment) (a)	76,600	1,244,844
Unicharm Corp. (Household Products)	35,800	1,317,709
Zenkoku Hosho Co., Ltd. (Diversified Financial Services)	13,700	404,049

		3,949,698

Jordan 0.8%
Hikma Pharmaceuticals PLC (Pharmaceuticals)	29,828	890,370

Malta 0.6%
Kindred Group PLC (Hotels, Restaurants & Leisure)	130,427	622,475

Mexico 1.0%
Wal-Mart de Mexico S.A.B. de C.V. (Food & Staples Retailing)	442,900	1,068,980

Netherlands 1.8%
ASML Holding N.V. (Semiconductors & Semiconductor Equipment) (c)	5,313	1,575,792
BE Semiconductor Industries N.V. (Semiconductors & Semiconductor Equipment)	9,593	394,849

		1,970,641

Norway 0.4%
Salmar ASA (Food Products)	12,792	499,441

Portugal 0.8%
Jeronimo Martins SGPS S.A. (Food & Staples Retailing)	54,232	916,115

Singapore 0.6%
Singapore Exchange, Ltd. (Capital Markets)	103,400	707,591

South Africa 0.3%
FirstRand, Ltd. (Diversified Financial Services)	161,906	353,502

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Spain 1.4%
Amadeus IT Group S.A. (IT Services)	10,922	$525,673
Industria de Diseno Textil S.A. (Specialty Retail)	42,150	1,073,919

		1,599,592

Sweden 2.8%
Atlas Copco A.B., Class B (Machinery)	26,877	841,103
Epiroc A.B. (Machinery)	40,934	406,248
Evolution Gaming Group A.B. (Hotels, Restaurants & Leisure) (b)	15,575	710,284
Swedish Match A.B. (Tobacco)	18,466	1,146,305

		3,103,940

Switzerland 1.5%
Kuehne & Nagel International A.G. (Marine)	4,048	578,945
Partners Group Holding A.G. (Capital Markets)	830	653,337
Schindler Holding A.G., Registered (Machinery)	1,982	425,044

		1,657,326

Taiwan 1.4%
Largan Precision Co., Ltd. (Electronic Equipment, Instruments & Components)	6,000	829,284
Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)	71,000	727,036

		1,556,320

Thailand 0.5%
Airports of Thailand PCL, NVDR (Transportation Infrastructure)	303,569	584,057

United Kingdom 3.5%
Admiral Group PLC (Insurance)	30,167	885,291
Ferguson PLC (Trading Companies & Distributors)	13,748	993,223
Greggs PLC (Hotels, Restaurants & Leisure)	22,871	527,726
Hargreaves Lansdown PLC (Capital Markets)	42,424	769,703
Howden Joinery Group PLC (Trading Companies & Distributors)	105,736	699,432

		3,875,375

United States 53.5%
Adobe, Inc. (Software) (a)	2,263	800,287
Alaska Air Group, Inc. (Airlines)	18,666	607,018
Alexion Pharmaceuticals, Inc. (Biotechnology) (a)	9,798	1,052,991
Align Technology, Inc. (Health Care Equipment & Supplies) (a)	5,589	1,200,797
Alphabet, Inc., Class A (Interactive Media & Services) (a)	1,082	1,457,129
Amazon.com, Inc. (Internet & Direct Marketing Retail) (a)	451	1,115,774
American Express Co. (Consumer Finance)	9,798	894,068

	Shares	Value
United States (continued)
Apple, Inc. (Technology Hardware, Storage & Peripherals)	3,907	$1,147,877
Arista Networks, Inc. (Communications Equipment) (a)	5,493	1,204,615
Automatic Data Processing, Inc. (IT Services)	8,237	1,208,286
Booking Holdings, Inc. (Internet & Direct Marketing Retail) (a)	590	873,536
Bruker Corp. (Life Sciences Tools & Services)	16,110	633,445
Charles River Laboratories International, Inc. (Life Sciences Tools & Services) (a)	3,655	528,769
Copart, Inc. (Commercial Services & Supplies) (a)	13,298	1,065,303
Costco Wholesale Corp. (Food & Staples Retailing)	5,781	1,751,643
Dollar General Corp. (Multiline Retail)	4,020	704,706
Domino’s Pizza, Inc. (Hotels, Restaurants & Leisure)	2,840	1,027,881
Donaldson Co., Inc. (Machinery)	11,738	514,477
Electronic Arts, Inc. (Entertainment) (a)	9,362	1,069,702
Encompass Health Corp. (Health Care Providers & Services)	7,886	522,448
Estee Lauder Cos., Inc., Class A (Personal Products)	2,951	520,556
Expeditors International of Washington, Inc. (Air Freight & Logistics)	7,141	511,331
Exponent, Inc. (Professional Services)	12,019	845,296
Fortinet, Inc. (Software) (a)	15,974	1,721,039
Gentex Corp. (Auto Components)	73,040	1,770,490
Globus Medical, Inc., Class A (Health Care Equipment & Supplies) (a)	11,274	535,064
Home Depot, Inc. (Specialty Retail)	4,976	1,093,874
IDEXX Laboratories, Inc. (Health Care Equipment & Supplies) (a)	2,783	772,561
Illumina, Inc. (Life Sciences Tools & Services) (a)	2,938	937,310
Incyte Corp. (Biotechnology) (a)	7,208	703,933
Intuit, Inc. (Software)	4,428	1,194,719
Intuitive Surgical, Inc. (Health Care Equipment & Supplies) (a)	1,124	574,229
Jack Henry & Associates, Inc. (IT Services)	3,879	634,411
Jazz Pharmaceuticals PLC (Pharmaceuticals) (a)	4,905	540,776
KLA Corp. (Semiconductors & Semiconductor Equipment)	7,113	1,167,172
Lam Research Corp. (Semiconductors & Semiconductor Equipment)	4,611	1,177,096
Liberty Media Corp-Liberty SiriusXM, Class A (Media) (a)	16,356	551,361
Masimo Corp. (Health Care Equipment & Supplies) (a)	9,229	1,974,175
Mastercard, Inc., Class A (IT Services)	3,740	1,028,388

12	MainStay Epoch Capital Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
United States (continued)
Mettler-Toledo International, Inc. (Life Sciences Tools & Services) (a)	1,943	$1,398,843
Microsoft Corp. (Software)	11,807	2,115,933
Monolithic Power Systems, Inc. (Semiconductors & Semiconductor Equipment)	6,265	1,252,436
NIKE, Inc., Class B (Textiles, Apparel & Luxury Goods)	12,356	1,077,196
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	5,095	1,489,167
Paychex, Inc. (IT Services)	15,882	1,088,235
Rollins, Inc. (Commercial Services & Supplies)	9,446	377,840
S&P Global, Inc. (Capital Markets)	4,499	1,317,667
Southwest Airlines Co. (Airlines)	18,332	572,875
Starbucks Corp. (Hotels, Restaurants & Leisure)	13,635	1,046,214
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	9,391	1,090,013
TJX Cos., Inc. (Specialty Retail)	23,307	1,143,208
Union Pacific Corp. (Road & Rail)	6,747	1,078,103
UnitedHealth Group, Inc. (Health Care Providers & Services)	5,823	1,703,053
Veeva Systems, Inc., Class A (Health Care Technology) (a)	7,174	1,368,799
Visa, Inc., Class A (IT Services)	6,385	1,141,127
Western Alliance Bancorp (Banks)	14,984	537,626
Xilinx, Inc. (Semiconductors & Semiconductor Equipment)	9,488	829,251
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	6,719	580,723
Zoetis, Inc. (Pharmaceuticals)	6,410	828,877

		59,671,719

Total Common Stocks (Cost $90,988,256)		108,527,423

	Shares	Value
Short-Term Investment 1.9%
Affiliated Investment Company 1.9%
United States 1.9%
MainStay U.S. Government Liquidity Fund, 0.01% (d)	2,110,761	$2,110,761

Total Short-Term Investment (Cost $2,110,761)		2,110,761

Total Investments (Cost $93,099,017)	99.2%	110,638,184
Other Assets, Less Liabilities	0.8	869,259
Net Assets	100.0%	$111,507,443

†	Percentages indicated are based on Fund net assets.

(a)	Non-income producing security.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)

All or a portion of this security was held on loan. As of April 30, 2020, the aggregate market value of securities on loan was $2,194,850; the total market value of collateral held by the Fund was $2,310,745. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $2,310,745 (See Note 2(J)).

(d)	Current yield as of April 30, 2020.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

NVDR—Non-Voting Depositary Receipt

PCL—Provision for Credit Losses

The following is a summary of the fair valuations according to the inputs used as of April 30, 2020, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$108,527,423	$—	$—	$108,527,423
Short-Term Investment
Affiliated Investment Company	2,110,761	—	—	2,110,761

Total Investments in Securities	$110,638,184	$—	$—	$110,638,184

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

The table below sets forth the diversification of the Fund’s investments by industry.

Industry Diversification

	Value	Percent †
Air Freight & Logistics	$511,331	0.5%
Airlines	1,179,893	1.1
Auto Components	2,079,198	1.9
Banks	2,294,808	2.1
Biotechnology	4,811,044	4.3
Capital Markets	4,507,982	4.0
Chemicals	593,687	0.5
Commercial Services & Supplies	1,646,936	1.5
Communications Equipment	1,204,615	1.1
Consumer Finance	894,068	0.8
Diversified Financial Services	757,551	0.7
Electronic Equipment, Instruments & Components	829,284	0.7
Entertainment	2,314,546	2.1
Food & Staples Retailing	4,858,144	4.4
Food Products	1,440,652	1.3
Gas Utilities	273,473	0.2
Health Care Equipment & Supplies	7,430,402	6.7
Health Care Providers & Services	2,225,501	2.0
Health Care Technology	1,368,799	1.2
Hotels, Restaurants & Leisure	5,256,935	4.7
Household Products	1,317,709	1.2
Insurance	1,206,410	1.1
Interactive Media & Services	2,342,870	2.1
Internet & Direct Marketing Retail	1,989,310	1.8
IT Services	7,959,494	7.1
Life Sciences Tools & Services	4,249,539	3.8
Machinery	2,717,510	2.4
Marine	578,945	0.5
Media	551,361	0.5
Metals & Mining	2,838,661	2.5
Multiline Retail	704,706	0.6
Personal Products	520,556	0.5
Pharmaceuticals	4,299,674	3.8
Professional Services	845,296	0.8
Road & Rail	2,274,231	2.0
Semiconductors & Semiconductor Equipment	9,702,812	8.7
Software	7,871,870	7.1
Specialty Retail	3,311,001	3.0
Technology Hardware, Storage & Peripherals	1,147,877	1.0
Textiles, Apparel & Luxury Goods	2,195,725	2.0
Tobacco	1,146,305	1.0
Trading Companies & Distributors	1,692,655	1.5
Transportation Infrastructure	584,057	0.5

	108,527,423	97.3
Short-Term Investment	2,110,761	1.9
Other Assets, Less Liabilities	869,259	0.8

Net Assets	$111,507,443	100.0%

†	Percentages indicated are based on Fund net assets.

14	MainStay Epoch Capital Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2020 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $90,988,256) including securities on loan of $2,194,850	$108,527,423
Investment in affiliated investment company, at value (identified cost $2,110,761)	2,110,761
Cash denominated in foreign currencies (identified cost $409,640)	409,638
Receivables:
Investment securities sold	2,196,228
Dividends	149,837
Fund shares sold	54,001
Securities lending	640
Other assets	19,483

Total assets	113,468,011

Liabilities
Payables:
Investment securities purchased	1,800,082
Manager (See Note 3)	56,416
Professional fees	30,711
Shareholder communication	16,474
Custodian	12,845
Fund shares redeemed	8,353
Transfer agent (See Note 3)	4,939
NYLIFE Distributors (See Note 3)	1,935
Trustees	237
Accrued expenses	28,576

Total liabilities	1,960,568

Net assets	$111,507,443

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$9,083
Additional paid-in capital	93,607,708

93,616,791
Total distributable earnings (loss)	17,890,652

Net assets	$111,507,443

Class A
Net assets applicable to outstanding shares	$4,779,083

Shares of beneficial interest outstanding	389,872

Net asset value per share outstanding	$12.26
Maximum sales charge (5.50% of offering price)	0.71

Maximum offering price per share outstanding	$12.97

Investor Class
Net assets applicable to outstanding shares	$1,419,785

Shares of beneficial interest outstanding	115,959

Net asset value per share outstanding	$12.24
Maximum sales charge (5.50% of offering price)	0.71

Maximum offering price per share outstanding	$12.95

Class C
Net assets applicable to outstanding shares	$964,227

Shares of beneficial interest outstanding	80,091

Net asset value and offering price per share outstanding	$12.04

Class I
Net assets applicable to outstanding shares	$104,344,348

Shares of beneficial interest outstanding	8,497,160

Net asset value and offering price per share outstanding	$12.28

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the six months ended April 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$692,524
Securities lending	28,748
Dividends-affiliated	9,712

Total income	730,984

Expenses
Manager (See Note 3)	448,678
Professional fees	40,487
Registration	35,222
Custodian	18,935
Distribution/Service—Class A (See Note 3)	5,403
Distribution/Service—Investor Class (See Note 3)	1,454
Distribution/Service—Class C (See Note 3)	5,645
Shareholder communication	8,589
Transfer agent (See Note 3)	6,186
Trustees	1,482
Interest expense	451
Miscellaneous	5,746

Total expenses before waiver/reimbursement	578,278
Expense waiver/reimbursement from Manager (See Note 3)	(24,421)

Net expenses	553,857

Net investment income (loss)	177,127

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	650,496
Foreign currency transactions	(6,719)

Net realized gain (loss) on investments and foreign currency transactions	643,777

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(2,363,797)
Translation of other assets and liabilities in foreign currencies	(5,049)

Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(2,368,846)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1,725,069)

Net increase (decrease) in net assets resulting from operations	$(1,547,942)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $39,375.

16	MainStay Epoch Capital Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2020 (Unaudited) and the year ended October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$177,127	$755,061
Net realized gain (loss) on investments and foreign currency transactions	643,777	5,726,107
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(2,368,846)	11,926,408

Net increase (decrease) in net assets resulting from operations	(1,547,942)	18,407,576

Distributions to shareholders:
Class A	(216,436)	(17,118)
Investor Class	(60,202)	(5,917)
Class C	(58,323)	(2,740)
Class I	(6,493,759)	(7,920,870)

Total distributions to shareholders	(6,828,720)	(7,946,645)

Capital share transactions:
Net proceeds from sale of shares	2,961,333	4,347,500
Net asset value of shares issued in connection with the acquisition of MainStay Epoch Global Choice Fund	—	15,678,147
Net asset value of shares issued to shareholders in reinvestment of distributions	6,767,400	7,906,281
Cost of shares redeemed	(15,761,544)	(19,787,500)

Increase (decrease) in net assets derived from capital share transactions	(6,032,811)	8,144,428

Net increase (decrease) in net assets	(14,409,473)	18,605,359

Net Assets
Beginning of period	125,916,916	107,311,557

End of period	$111,507,443	$125,916,916

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,			June 30, 2016^ through October 31,

Class A	2020*		2019	2018	2017	2016

Net asset value at beginning of period	$13.20		$12.21	$12.55	$10.10	$10.00

Net investment income (loss)	0.00	‡(a)	0.07 (a)	0.07 (a)	0.05 (a)	0.01

Net realized and unrealized gain (loss) on investments	(0.25)		1.81	0.02	2.42	0.09

Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)		(0.00)	(0.00)	(0.00)	(0.00)

Total from investment operations	(0.25)		1.88	0.09	2.47	0.10

Less distributions:

From net investment income	(0.07)		(0.08)	(0.07)	(0.02)	—

From net realized gain on investments	(0.62)		(0.81)	(0.36)	—	—

Total distributions	(0.69)		(0.89)	(0.43)	(0.02)	—

Net asset value at end of period	$12.26		$13.20	$12.21	$12.55	$10.10

Total investment return (b)	(2.03%)		16.82%	0.63%	24.52%	1.00%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.07	%††	0.58%	0.57%	0.46%	0.22	%††

Net expenses (c)	1.15	%††(d)	1.15%	1.15%	1.15%	1.20	%††

Expenses (before waiver/reimbursement)(c)	1.20	%††(d)	1.27%	1.15%	1.15%	1.61	%††

Portfolio turnover rate	23%		46%	51%	56%	26%

Net assets at end of period (in 000’s)	$4,779		$4,041	$268	$110	$25

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

18	MainStay Epoch Capital Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,			June 30, 2016^ through October 31,

Investor Class	2020*		2019	2018	2017	2016

Net asset value at beginning of period	$13.16		$12.18	$12.54	$10.10	$10.00

Net investment income (loss)	(0.01	)(a)	0.04 (a)	0.05 (a)	0.05 (a)	0.01

Net realized and unrealized gain (loss) on investments	(0.25)		1.80	0.01	2.41	0.09

Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)		(0.00)	(0.00)	(0.00)	(0.00)

Total from investment operations	(0.26)		1.84	0.06	2.46	0.10

Less distributions:

From net investment income	(0.04)		(0.05)	(0.06)	(0.02)	—

From net realized gain on investments	(0.62)		(0.81)	(0.36)	—	—

Total distributions	(0.66)		(0.86)	(0.42)	(0.02)	—

Net asset value at end of period	$12.24		$13.16	$12.18	$12.54	$10.10

Total investment return (b)	(2.13%)		16.42%	0.40%	24.43%	1.00%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.14	%)††	0.30%	0.40%	0.39%	0.23	%††

Net expenses (c)	1.37	%††(d)	1.43%	1.40%	1.27%	1.20	%††

Expenses (before waiver/reimbursement)(c)	1.40	%††(d)	1.54%	1.40%	1.27%	1.61	%††

Portfolio turnover rate	23%		46%	51%	56%	26%

Net assets at end of period (in 000’s)	$1,420		$1,177	$78	$75	$25

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,						June 30, 2016^ through October 31,

Class C	2020*		2019		2018		2017		2016

Net asset value at beginning of period	$12.97		$12.04		$12.44		$10.08		$10.00

Net investment income (loss)	(0.05	)(a)	(0.06	)(a)	(0.05	)(a)	(0.03	)(a)	(0.02)

Net realized and unrealized gain (loss) on investments	(0.26)		1.80		0.01		2.39		0.10

Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)		(0.00)		(0.00)		(0.00)		(0.00)

Total from investment operations	(0.31)		1.74		(0.04)		2.36		0.08

Less distributions:

From net realized gain on investments	(0.62)		(0.81)		(0.36)		—		—

Net asset value at end of period	$12.04		$12.97		$12.04		$12.44		$10.08

Total investment return (b)	(2.45%)		15.59%		(0.38%)		23.41%		0.80%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.88	%)††	(0.46%)		(0.40%)		(0.27%)		(0.50	%)††

Net expenses (c)	2.12	% ††(d)	2.17%		2.15%		1.99%		1.95	% ††

Expenses (before waiver/reimbursement)(c)	2.15	% ††(d)	2.27%		2.15%		1.99%		2.36	% ††

Portfolio turnover rate	23%		46%		51%		56%		26%

Net assets at end of period (in 000’s)	$964		$1,236		$41		$41		$25

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

20	MainStay Epoch Capital Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,			June 30, 2016^ through October 31,

Class I	2020*		2019	2018	2017	2016

Net asset value at beginning of period	$13.23		$12.24	$12.57	$10.11	$10.00

Net investment income (loss)	0.02	(a)	0.08 (a)	0.11 (a)	0.09 (a)	0.02

Net realized and unrealized gain (loss) on investments	(0.25)		1.83	0.01	2.40	0.09

Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)		(0.00)	(0.00)	(0.00)	(0.00)

Total from investment operations	(0.23)		1.91	0.12	2.49	0.11

Less distributions:

From net investment income	(0.10)		(0.11)	(0.09)	(0.03)	—

From net realized gain on investments	(0.62)		(0.81)	(0.36)	—	—

Total distributions	(0.72)		(0.92)	(0.45)	(0.03)	—

Net asset value at end of period	$12.28		$13.23	$12.24	$12.57	$10.11

Total investment return (b)	(1.91%)		17.11%	0.87%	24.74%	1.10%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.32	% ††	0.66%	0.83%	0.78%	0.63	%††

Net expenses (c)	0.90	% ††(d)	0.90%	0.90%	0.93%	0.95	%††

Expenses (before waiver/reimbursement)(c)	0.94	% ††(d)	1.00%	0.90%	0.93%	1.36	%††

Portfolio turnover rate	23%		46%	51%	56%	26%

Net assets at end of period (in 000’s)	$104,344		$119,464	$106,925	$107,596	$82,970

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-one funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch Capital Growth Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has five classes of shares registered for sale. Class A, Investor Class, Class C and Class I shares commenced operations on June 30, 2016. Class R6 shares were registered for sale effective as of February 28, 2017. As of April 30, 2020, Class R6 shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or

22	MainStay Epoch Capital Growth Fund

liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2020 is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2020, no securities held by the Fund were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2020, no foreign equity securities held by the Fund were valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost

23

Notes to Financial Statements (Unaudited) (continued)

approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the

24	MainStay Epoch Capital Growth Fund

repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of April 30, 2020, the Fund did not hold any repurchase agreements.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2020, the Fund had securities on loan with an aggregate market value of $2,194,850 and received non-cash collateral, in the form of U.S. Treasury securities, with a value of $2,310,745.

(K)  Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.75% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses

25

Notes to Financial Statements (Unaudited) (continued)

(excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A,1.15% and Class I, 0.90%. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the six-month period ended April 30, 2020, New York Life Investments earned fees from the Fund in the amount of $448,678 and waived its fees and/or reimbursed expenses, including the voluntary waiver/reimbursement of certain class specific expenses in the amount of $24,421 and paid the Subadvisor in the amount of $212,104.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2020 were $2,693 and $596, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class C shares during the six-month period ended April 30, 2020, of $5.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. Effective November 1, 2019, New York Life Investments contractually agreed to limit the transfer agency expenses charged to each of the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis (excluding small account fees) after deducting any other applicable expense cap reimbursements or transfer agency waivers. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2020, transfer agent expenses incurred by the Fund and any applicable waivers were as follows:

Class	Expense	Waived
Class A	$141	$—
Investor Class	1,259	—
Class C	1,220	—
Class I	3,566	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period

MainStay U.S. Government Liquidity Fund	$1,025	$13,699	$(12,613)	$—	$—	$2,111	$10	$—	2,111

26	MainStay Epoch Capital Growth Fund

Note 4–Federal Income Tax

As of April 30, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$93,380,825	$21,765,835	$(4,508,476)	$17,257,359

During the year ended October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019

Distributions paid from:
Ordinary Income	$1,611,971
Long-Term Capital Gain	6,334,674
Total	$7,946,645

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement.

During the six-month period ended April 30, 2020, the Fund utilized the line of credit for 1 day, maintained an average daily balance of $6,475,000 at a weighted average interest rate of 2.51% and incurred interest expense in the amount of $451. As of April 30, 2020, there were no borrowings outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2020, purchases and sales of securities, other than short-term securities, were $27,143 and $41,627, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended April 30, 2020 and the year ended October 31, 2019, were as follows:

Class A	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	102,709	$1,278,510
Shares issued to shareholders in reinvestment of distributions	16,669	211,191
Shares redeemed	(44,600)	(552,791)

Net increase (decrease) in shares outstanding before conversion	74,778	936,910
Shares converted into Class A (See Note 1)	8,901	112,893

Net increase (decrease)	83,679	$1,049,803

Year ended October 31, 2019:
Shares sold	52,504	$622,982
Shares issued in connection with the acquisition of MainStay Epoch Global Choice Fund	353,817	4,236,858
Shares issued to shareholders in reinvestment of distributions	1,553	17,117
Shares redeemed	(122,937)	(1,522,873)

Net increase (decrease) in shares outstanding before conversion	284,937	3,354,084
Shares converted into Class A (See Note 1)	6,894	84,888
Shares converted from Class A (See Note 1)	(7,552)	(91,116)

Net increase (decrease)	284,279	$3,347,856

27

Notes to Financial Statements (Unaudited) (continued)

Investor Class	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	36,317	$438,707
Shares issued to shareholders in reinvestment of distributions	4,752	60,202
Shares redeemed	(5,720)	(68,426)

Net increase (decrease) in shares outstanding before conversion	35,349	430,483
Shares converted into Investor Class (See Note 1)	132	1,674
Shares converted from Investor Class (See Note 1)	(8,908)	(112,893)

Net increase (decrease)	26,573	$319,264

Year ended October 31, 2019:
Shares sold	12,695	$152,329
Shares issued in connection with the acquisition of MainStay Epoch Global Choice Fund	88,624	1,060,519
Shares issued to shareholders in reinvestment of distributions	537	5,917
Shares redeemed	(20,040)	(247,246)

Net increase (decrease) in shares outstanding before conversion	81,816	971,519
Shares converted into Investor Class (See Note 1)	8,095	97,660
Shares converted from Investor Class (See Note 1)	(6,899)	(84,888)

Net increase (decrease)	83,012	$984,291

Class C	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	14,352	$165,004
Shares issued to shareholders in reinvestment of distributions	4,637	57,917
Shares redeemed	(34,066)	(391,454)

Net increase (decrease) in shares outstanding before conversion	(15,077)	(168,533)
Shares converted from Class C (See Note 1)	(134)	(1,674)

Net increase (decrease)	(15,211)	$(170,207)

Year ended October 31, 2019:
Shares sold	26,716	$285,259
Shares issued in connection with the acquisition of MainStay Epoch Global Choice Fund	81,829	969,195
Shares issued to shareholders in reinvestment of distributions	252	2,740
Shares redeemed	(16,353)	(200,053)

Net increase (decrease) in shares outstanding before conversion	92,444	1,057,141
Shares converted from Class C (See Note 1)	(540)	(6,544)

Net increase (decrease)	91,904	$1,050,597

Class I	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	83,720	$1,079,112
Shares issued to shareholders in reinvestment of distributions	507,735	6,438,090
Shares redeemed	(1,124,312)	(14,748,873)

Net increase (decrease)	(532,857)	$(7,231,671)

Year ended October 31, 2019:
Shares sold	273,154	$3,286,930
Shares issued in connection with the acquisition of MainStay Epoch Global Choice Fund	785,469	9,411,575
Shares issued to shareholders in reinvestment of distributions	715,109	7,880,507
Shares redeemed	(1,477,350)	(17,817,328)

Net increase (decrease)	296,382	$2,761,684

Note 10–Fund Acquisition

At a meeting held on December 10-12, 2018, the Board approved the Reorganization providing for the acquisition of the assets and liabilities of the Epoch Global Choice Fund in exchange for shares of the Fund, followed by the complete liquidation of the Epoch Global Choice Fund. The Reorganization was completed on February 28, 2019. The aggregate net assets of the Fund immediately before the Reorganization were $111,229,151 and the combined net assets after the Reorganization were $126,907,298.

28	MainStay Epoch Capital Growth Fund

The chart below shows a summary of net assets, shares outstanding and total distributable earnings (loss), before and after the Reorganization:

	Before Reorganization		After Reorganization
	MainStay Epoch Global Choice Fund	MainStay Epoch Capital Growth Fund	MainStay Epoch Capital Growth Fund
Net Assets:
Class A	$4,236,858	$491,836	$4,728,694
Investor Class	1,060,519	125,689	1,186,208
Class C	969,195	311,921	1,281,116
Class I	9,411,575	110,299,705	119,711,280
Shares Outstanding:
Class A	275,669	41,073	394,890
Investor Class	69,391	10,503	99,127
Class C	67,711	26,336	108,165
Class I	590,133	9,205,337	9,990,806
Net Asset Value Per Share Outstanding:
Class A	$15.37	$11.97	$11.97
Investor Class	$15.28	$11.97	$11.97
Class C	$14.31	$11.84	$11.84
Class I	$15.95	$11.98	$11.98
Total distributable earnings (loss)	$3,126,565	$13,757,304	$14,115,252

Assuming the Reorganization had been completed on November 1, 2018, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended October 31, 2019, are as follows (Unaudited):

Net investment income (loss)	$805,556
Net realized and unrealized gain (loss)	22,002,212
Net change in net assets resulting from operations	$22,807,768

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the MainStay Epoch Global Choice Fund that have been included in the Fund’s Statement of Operations since February 28, 2019.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Epoch Global Choice Fund, in the amount of $14,886,345, was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Note 11–Recent Accounting Pronouncements

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework— Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of

ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of April 30, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2020, events and transactions subsequent to April 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 13–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19 is uncertain and could adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay Epoch Capital Growth Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Epoch that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and Epoch in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and Epoch personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to the Fund’s shareholders.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or Epoch. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Epoch. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Epoch resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity

30	MainStay Epoch Capital Growth Fund

to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and Epoch

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of Epoch, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of Epoch and ongoing analysis of, and interactions with, Epoch with respect to, among other things, the Fund’s investment performance and risks as well as Epoch’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).

The Board also examined the nature, extent and quality of the investment advisory services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and advising other portfolios and Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and New York Life Investments’ and Epoch’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments and Epoch believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Epoch. The Board reviewed Epoch’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, generally placing greater emphasis on the Fund’s long-term performance track record. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to Epoch as well as discussions between the

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered information provided by New York Life Investments and Epoch with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. The Board considered that Epoch’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that this fee is paid by New York Life Investments, not the Fund. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Fund.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and Epoch and profits realized by New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and Epoch and acknowledged that New York Life Investments and Epoch must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the

MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and Epoch and their affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between Epoch and its affiliates and New York Life Investments and its affiliates. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive. With respect to Epoch, the Board considered that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch, acknowledging that any such profits are based on the subadvisory fee paid to Epoch by New York Life Investments, not the Fund.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to Epoch is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

32	MainStay Epoch Capital Growth Fund

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past six years.

Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

33

Discussion of the Operation and Effectiveness of the Fund’s Liquidity Risk

Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund’s liquidity risk. The Board of Trustees of MainStay Funds Trust (the “Board”) designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments and (iii) the Fund’s investment strategy continues to be appropriate for an open-end fund.

In accordance with the Program, the Fund’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

34	MainStay Epoch Capital Growth Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

35

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay Short Term Bond Fund4

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund5

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund6

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund7

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund8

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.9

Brussels, Belgium

Candriam Luxembourg S.C.A.9

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC9

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC9

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective August 31, 2020, MainStay MacKay Infrastructure Bond Fund will be renamed MainStay MacKay U.S. Infrastructure Bond Fund.
4.	Formerly known as MainStay Indexed Bond Fund.
5.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
6.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
7.	Effective July 31, 2020, MainStay Growth Allocation Fund will be renamed MainStay Equity Allocation Fund.
8.	Effective July 31, 2020, MainStay Moderate Growth Allocation Fund will be named MainStay Growth Allocation Fund.
9.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1736838 MS086-20	MSECG10-06/20 (NYLIM) NL284

MainStay Epoch Global Equity

Yield Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Financial markets experienced high levels of volatility in response to the spreading of a novel coronavirus, which causes the disease known as COVID-19, and a sharpening decline in global economic activity during the six months ended April 30, 2020.

After gaining ground during the first three and a half months of the reporting period, most broad stock and bond indices began to dip in late February as a growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crises; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment.

In the United States, with the number of reported U.S. COVID-19 cases continuing to rise, the Federal Reserve (“Fed”) cut interest rates twice and announced unlimited quantitative easing. In late March, the federal government declared a national emergency as unemployment claims increased by 22 million in a four-week period, and Congress passed and the President signed the CARES Act to provide a $2 trillion stimulus package, with the promise of further aid for consumers and businesses to come. Investors generally responded positively to the government’s fiscal and monetary measures, as well as prospects for a gradual lessening of restrictions on non-essential businesses. Accordingly, despite mounting signs of recession and rapidly rising unemployment levels, in April, markets regained some of the ground that they had lost in the previous month.

For the reporting period as a whole, U.S. equity indices produced broadly negative performance. Traditionally more volatile small- and mid-cap stocks were particularly hard hit, and value stocks tended to underperform their growth-oriented counterparts. The energy sector suffered the steepest declines due to weakening demand and an escalating petroleum price war between Saudi Arabia and Russia, the world’s second and third largest petroleum producers after the United States. Most other sectors sustained substantial, though milder losses.

The health care and information technology sectors, both of which rebounded strongly in April, generally ended the reporting period in positive territory. International equities followed patterns similar to those seen in the United States, with a decline in March followed by a partial recovery in April. Overall, however, U.S. stocks ended the reporting period with milder losses than those of most other developed and developing economies.

Fixed-income markets also experienced unusually high levels of volatility. Corporate bonds lost value in March before partly recovering in April, with speculative high-yield credit facing the brunt of risk-off investor sentiment. High-grade municipal bonds dipped briefly in mid-March before regaining most of the lost ground, outperforming lower-grade, higher-yielding municipal securities. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. At the opposite end of the fixed-income risk spectrum, emerging-market debt underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the curve of the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so that they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2020

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]

Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	8/2/2006	–20.04 –15.39%	–16.91 –12.07%	–0.63 0.50%	5.37 5.96%	1.14 1.14%

Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	11/16/2009	–20.07 –15.42	–16.94 –12.11	–0.64 0.49	5.36 5.96	1.11 1.11
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	11/16/2009	–16.51 –15.69	–13.55 –12.72	–0.24 –0.24	5.18 5.18	1.86 1.86
Class I Shares[3]	No Sales Charge		12/27/2005	–15.29	–11.85	0.76	6.23	0.89
Class R2 Shares	No Sales Charge		2/28/2014	–15.49	–12.22	0.38	1.45	1.24
Class R3 Shares	No Sales Charge		2/29/2016	–15.59	–12.44	2.35	2.35	1.49
Class R6 Shares	No Sales Charge		6/17/2013	–15.28	–11.81	0.87	3.49	0.74

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.

Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares and the Class P shares, respectively, of the Epoch Global Equity Shareholder Yield Fund (the predecessor to the Fund) through November 15, 2009. The Epoch Global Equity Shareholder Yield Fund was subject to a different fee structure and was advised by Epoch Investment Partners, Inc, the Fund’s subadvisor.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

MSCI World Index[4]	–7.29%	–4.00%	4.92%	7.68%
Global Equity Yield Composite Index[5]	–9.98	–4.35	4.47	7.64
Morningstar World Large Stock Category Average[6]	–7.76	–5.83	4.04	6.78

4.

The MSCI World Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Fund has selected the Global Equity Yield Composite Index as its secondary benchmark. The Global Equity Yield Composite Index consists of the MSCI World High Dividend Yield Index and the MSCI World Minimum Volatility (USD) Index weighted at 60% and 40%, respectively. The MSCI World High Dividend Yield Index is based on the MSCI World Index and is designed to reflect the performance of equities in the MSCI World Index (excluding real estate investment trusts) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The MSCI World Minimum Volatility (USD) Index aims to reflect the performance characteristics of a minimum variance strategy applied to the MSCI large and mid-cap equity universe across 23 developed markets countries. The MSCI World Minimum Volatility (USD) Index is calculated by optimizing the MSCI World Index for the lowest absolute risk (within a given set of constraints). Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Morningstar World Large Stock Category Average is representative of funds that invest the majority of their assets in developed markets, with the remainder divided among the globe’s smaller markets. These portfolios typically have 20%-60% of assets in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch Global Equity Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Global Equity Yield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2019, to April 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2019, to April 30, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/19	Ending Account Value (Based on Actual Returns and Expenses) 4/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$846.10	$5.00	$1,019.44	$5.47	1.09%

Investor Class Shares	$1,000.00	$845.80	$5.14	$1,019.29	$5.62	1.12%

Class C Shares	$1,000.00	$843.10	$8.43	$1,015.71	$9.22	1.84%

Class I Shares	$1,000.00	$847.10	$3.86	$1,020.69	$4.22	0.84%

Class R2 Shares	$1,000.00	$845.10	$5.69	$1,018.70	$6.22	1.24%

Class R3 Shares	$1,000.00	$844.10	$6.83	$1,017.45	$7.47	1.49%

Class R6 Shares	$1,000.00	$847.20	$3.40	$1,021.18	$3.72	0.74%

1

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of April 30, 2020 (Unaudited)

United States	59.3%

United Kingdom	8.9

France	5.8

Germany	5.5

Canada	4.5

Switzerland	3.9

Italy	3.3

Japan	2.6

Taiwan	1.2

Republic of Korea	1.0%

Australia	0.9

Denmark	0.9

Norway	0.8

Singapore	0.7

Sweden	0.5

Other Assets, Less Liabilities	0.2

100.0%

See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings as of April 30, 2020 (excluding short-term investment) (Unaudited)

1.	Verizon Communications, Inc.

2.	Microsoft Corp.

3.	Pfizer, Inc.

4.	Dominion Energy, Inc.

5.	Duke Energy Corp.
6.	Takeda Pharmaceutical Co., Ltd.

7.	National Grid PLC

8.	Snam S.p.A.

9.	KLA Corp.

10.	Allianz S.E., Registered

8	MainStay Epoch Global Equity Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Kera Van Valen, CFA, John Tobin, PhD, CFA, Michael A. Welhoelter, CFA, and William W. Priest, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch Global Equity Yield Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2020?

For the six months ended April 30, 2020, Class I shares of MainStay Epoch Global Equity Yield Fund returned –15.29%, underperforming the –7.29% return of the Fund’s primary benchmark, the MSCI World Index. Over the same period, Class I shares underperformed the –9.98% return of the Global Equity Yield Composite Index, which is the Fund’s secondary benchmark, and the –7.76% return of the Morningstar World Large Stock Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s performance relative to the MSCI World Index was negatively affected by underweight exposure to information technology, which was the best performing sector in the benchmark. Stock selection within information technology further hindered performance, as did stock selection in the real estate, communication services and consumer discretionary sectors.

We understand that some companies have cut or suspended dividend payments since the COVID-19 pandemic hit; nevertheless, we remain confident in our portfolio holdings. Not all businesses face the same degree of stress. Many are experiencing strains but are still generating material cash flow and entered this reporting period with ample liquidity and strong balance sheets. We assess risks in the portfolio on a company-by-company basis, and we believe we can continue to deliver attractive dividend income from what is, in our view, a diversified portfolio of high-quality equities.

During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?

Absolute returns were primarily impacted by the broad decline in global equities markets brought on by the COVID-19 outbreak becoming a global pandemic. Stocks tumbled swiftly into a bear market, with some markets reporting their worst quarter in decades as governments voluntarily shut down their economies to slow the spread of the virus. The Fund’s liquidity was not impacted. Exposure to certain economically sensitive stocks did influence performance, as detailed in comments that follow.

During the reporting period, which sectors and/or countries were the strongest positive contributors to the Fund’s relative performance and which sectors and/or countries were particularly weak?

During the reporting period, the strongest positive sector contributions to the Fund’s performance relative to the MSCI World

Index came from industrials, where underweight exposure and favorable stock selection bolstered relative performance. (Contributions take weightings and total returns into account.) Over the same period, information technology was the largest detractor from the Fund’s relative sector performance, followed by real estate and consumer discretionary. Specifically, underweight exposure to information technology, together with stock selection in all three aforementioned sectors hindered relative performance. In addition, energy was the worst performing sector in the benchmark during a volatile reporting period with supply and demand shocks, and the Fund’s overweight exposure to the sector further undermined relative performance. On a country basis, the strongest positive contribution to the Fund’s performance relative to the MSCI World Index came from investments in Japan, while U.S. holdings detracted.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

Microsoft and Johnson & Johnson were among the top positive contributors to the Fund’s absolute performance.

Shares in global enterprise and consumer software company Microsoft performed well, bolstered by the company’s role in supporting the growing trend of people working from home. Their cloud-based Azure business, as well as productivity products such as Office and Teams, became increasingly important as remote work expanded. Microsoft’s shift toward subscription-based services also helped alleviate uncertainty in end demand, allowing revenues to hold up better during the recent market decline. In our view, management remains dedicated to shareholder returns through continued improvements to its dividend and share repurchase plans.

Along with the stocks of many of its peers, shares in Johnson & Johnson, the world’s largest health care company, outperformed the broader market as the COVID-19 pandemic shifted market attention from potential health care reforms to the essential role of such companies in combating the virus. More specifically, Johnson & Johnson shares benefited from strong first quarter results and a favorable 2020 outlook that highlighted the resilience of the company’s business model. The announcement of a dividend increase also demonstrated management’s confidence in the durability of the company’s cash flows. In addition, the stock reacted favorably to the announcement of the company’s selection of a lead vaccine candidate for the COVID-19 disease.

Unibail-Rodamco-Westfield and CenterPoint Energy were the largest detractors from the Fund’s absolute performance during the reporting period.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

9

Unibail-Rodamco-Westfield is a Paris-based global real estate company that operates flagship shopping centers in Europe, the U.K. and the United States. In early February 2020, the company delivered a favorable quarterly report with earnings slightly higher than guidance, statements that its strategic asset disposal program was nearing completion, an outlook for flat to modestly higher earnings in 2020, and a restated commitment to the dividend. However, shares faced significant selling pressure in the market’s February-to-March sell-off as concerns built around the impact of strict social distancing guidelines on retail traffic. The possibility that retail tenants might petition landlords for rent relief made the near-term outlook for the dividend uncertain and we chose to exit. Shortly thereafter, the company did announce its intention to forgo the final dividend payment for the 2019 fiscal year.

CenterPoint Energy is a mostly regulated utility that holds a stake in a midstream business that was negatively impacted by COVID-19-related declines in energy demand and a price war in the oil markets. Given these conditions, we were not surprised that the midstream company reduced its cash distribution to CenterPoint; however, we were surprised by CenterPoint’s quick decision to reduce its dividend. In our view, the midstream company’s distribution reduction was relatively small compared to CenterPoint’s capital program and the expected proceeds from two recent asset sales. Our outlook for the company was further clouded by abrupt management departures late in the reporting period. As a result, we sold the Fund’s position in CenterPoint.

What were some of the Fund’s largest purchases and sales during the reporting period?

New purchases initiated during the reporting period included American Tower and Atlas Copco.

American Tower is a real estate investment trust (“REIT”) that owns and manages over 180,000 telecommunication infrastructure sites globally, making it one of the world’s largest independent cell tower operators. The company’s growth is driven by capital expenditures made by major wireless carriers to increase wireless network capacity, expansion and redevelopment of existing tower sites, annual rent escalators built into lease terms and inorganic M&A primarily to enter into new international markets. We expect the company to succeed in an uncertain environment because of its strong and well-established tenant base; the increasing growth of mobile device usage and corresponding demand for wireless network capacity; and a global footprint that offers diversification with a laddered tower portfolio offering varying degrees of wireless network penetration. American Tower pays an attractive, growing dividend and opportunistically repurchases shares.

Atlas Copco is a global industrial machinery company based in Sweden that makes products and provides services to improve productivity, energy efficiency and safety in manufacturing processes. Products include compressors, vacuum pumps and air treatment systems. Services include equipment monitoring, spare parts, maintenance, repairs, consumables and specialty rentals. Cash flows are sustained by the company’s high share of earnings from its large and relatively stable services business, outsourced production model and flexible work force, as well as the ability to release significant working capital when sales decline. Cash flow growth drivers include global industrial production, market share gains driven by the company’s high level of product innovation, and incremental contributions from acquisitions. Atlas Copco returns cash to shareholders through a growing dividend.

Positions closed during the reporting period included VINCI and Wells Fargo.

VINCI is a construction and concession operator. In response to the COVID-19 pandemic, French motorway, construction and airport operators are reducing or cancelling their dividends at the request of the French government. Despite having the strongest balance sheet in the industry, we do not expect VINCI to be immune from this pressure. Concerned that the dividend would be reduced due to ‘moral suasion,’ we exited our position.

Wells Fargo is one of the largest banks in the United States serving consumers and corporate customers with a full suite of lending, deposit-taking, wealth management, capital markets access and investment banking services. The company recently reported relatively weak quarterly results including a large provision for possible future loan losses. Its exposure to multiple vulnerable sectors, such as oil & gas, retail, commercial real estate and transportation, among others, raised concerns about further credit deterioration and subsequent loan reserving. A broad and material deterioration in loan quality could impact capital adequacy relative to regulatory requirements, in turn affecting dividend growth and sustainability. As a result, we decided to close the Fund’s position.

How did the Fund’s sector and country weightings change during the reporting period?

The Fund’s most significant sector weighting changes during the reporting period were increases in health care and information technology, and reductions in energy and financials. The Fund’s most significant country weighting changes during the same period were increases in the United States and to a smaller degree Switzerland, and reductions in the U.K. and France. The Fund’s sector and country allocations are a result of our bottom-up fundamental investment process and reflect the companies and securities that we confidently believe can collect and distribute sustainable, growing shareholder yield. Large differences in sector returns over the course of a reporting period and the relative performance of holdings within those

10	MainStay Epoch Global Equity Yield Fund

sectors and countries may also affect changes in sector and country weights.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2020, the Fund’s largest sector allocations on an absolute basis were to health care and utilities, and its smallest total sector allocations were to real estate and materials. As of the same date, relative to the MSCI World Index, the Fund held its most overweight exposure to utilities, a defensive sector that is typically more heavily represented in the Fund. The Fund’s most significant underweight exposures were in the information technology and consumer discretionary sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments April 30, 2020 (Unaudited)

	Shares	Value

Common Stocks 97.7%†
Australia 0.9%
Commonwealth Bank of Australia (Banks)	176,435	$7,207,712
Macquarie Group, Ltd. (Capital Markets)	98,204	6,569,690

		13,777,402

Canada 4.5%
BCE, Inc. (Diversified Telecommunication Services)	460,507	18,622,752
Fortis, Inc. (Electric Utilities)	304,600	11,803,674
Rogers Communications, Inc., Class B (Wireless Telecommunication Services)	217,492	9,109,367
Royal Bank of Canada (Banks)	175,880	10,819,788
TELUS Corp. (Diversified Telecommunication Services)	948,332	15,499,517

		65,855,098

Denmark 0.9%
Novo Nordisk A/S, Class B (Pharmaceuticals)	195,854	12,491,742

France 5.8%
AXA S.A. (Insurance)	924,344	16,405,608
Cie Generale des Etablissements Michelin SCA (Auto Components)	128,165	12,514,056
Danone S.A. (Food Products)	176,435	12,231,082
Sanofi (Pharmaceuticals)	215,273	21,040,530
SCOR S.E. (Insurance)	321,800	9,062,961
TOTAL S.A. (Oil, Gas & Consumable Fuels)	398,921	14,360,621

		85,614,858

Germany 5.5%
Allianz S.E., Registered (Insurance)	117,623	21,768,145
BASF S.E. (Chemicals)	264,653	13,539,578
Deutsche Post A.G., Registered (Air Freight & Logistics)	418,340	12,446,584
Deutsche Telekom A.G., Registered (Diversified Telecommunication Services)	557,047	8,134,109
Muenchener Rueckversicherungs-Gesellschaft A.G., Registered (Insurance)	75,456	16,603,836
Siemens A.G., Registered (Industrial Conglomerates)	100,978	9,370,409

		81,862,661

Italy 3.3%
Assicurazioni Generali S.p.A. (Insurance)	729,599	10,405,893
Snam S.p.A. (Gas Utilities)	4,940,193	22,131,240
Terna Rete Elettrica Nazionale S.p.A. (Electric Utilities)	2,461,774	15,431,038

		47,968,171

	Shares	Value

Japan 2.6%
Takeda Pharmaceutical Co., Ltd. (Pharmaceuticals)	711,800	$25,755,201
Tokio Marine Holdings, Inc. (Insurance)	253,000	11,990,477

		37,745,678

Norway 0.8%
Orkla ASA (Food Products)	1,208,896	10,943,140

Republic of Korea 1.0%
Samsung Electronics Co., Ltd., GDR (Technology Hardware, Storage & Peripherals) (a)	14,643	15,272,649

Singapore 0.7%
Singapore Exchange, Ltd. (Capital Markets)	1,544,100	10,566,652

Sweden 0.5%
Atlas Copco A.B., Class A (Machinery)	224,245	7,799,166

Switzerland 3.9%
Nestle S.A., Registered (Food Products)	159,537	16,842,083
Novartis A.G., Registered (Pharmaceuticals)	236,911	20,189,898
Roche Holding A.G. (Pharmaceuticals)	58,561	20,351,502

		57,383,483

Taiwan 1.2%
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	340,473	18,089,331

United Kingdom 8.9%
AstraZeneca PLC, Sponsored ADR (Pharmaceuticals)	304,600	15,924,488
BAE Systems PLC (Aerospace & Defense)	3,229,657	20,680,453
British American Tobacco PLC (Tobacco)	456,069	17,694,971
British American Tobacco PLC, Sponsored ADR (Tobacco)	163,674	6,244,163
Coca-Cola European Partners PLC (Beverages)	224,150	8,885,306
GlaxoSmithKline PLC (Pharmaceuticals)	895,493	18,733,974
National Grid PLC (Multi-Utilities)	1,985,176	23,348,070
Unilever PLC (Personal Products)	398,921	20,610,126

		132,121,551

United States 57.2%
AbbVie, Inc. (Biotechnology)	250,227	20,568,659
Altria Group, Inc. (Tobacco)	490,468	19,250,869
Ameren Corp. (Multi-Utilities)	125,391	9,122,195
American Electric Power Co., Inc. (Electric Utilities)	173,661	14,432,966
American Tower Corp. (Equity Real Estate Investment Trusts)	32,862	7,821,156
Amgen, Inc. (Biotechnology)	61,031	14,599,836
AT&T, Inc. (Diversified Telecommunication Services)	674,671	20,557,225

12	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
United States (continued)
BlackRock, Inc. (Capital Markets)	19,973	$10,027,245
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	34,399	9,343,456
Chevron Corp. (Oil, Gas & Consumable Fuels)	97,649	8,983,708
Cisco Systems, Inc. (Communications Equipment)	411,127	17,423,562
CME Group, Inc. (Capital Markets)	42,166	7,514,403
Coca-Cola Co. (Beverages)	227,479	10,439,011
Comcast Corp., Class A (Media)	229,144	8,622,689
Dominion Energy, Inc. (Multi-Utilities)	352,316	27,174,133
Dow, Inc. (Chemicals)	311,258	11,420,056
Duke Energy Corp. (Electric Utilities)	305,710	25,881,409
Eaton Corp. PLC (Electrical Equipment)	173,661	14,500,693
Emerson Electric Co. (Electrical Equipment)	206,951	11,802,416
Entergy Corp. (Electric Utilities)	168,667	16,109,385
Enterprise Products Partners, L.P. (Oil, Gas & Consumable Fuels)	717,948	12,607,167
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	180,319	8,379,424
FirstEnergy Corp. (Electric Utilities)	451,630	18,638,770
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	643,601	6,397,394
Home Depot, Inc. (Specialty Retail)	41,057	9,025,560
Intel Corp. (Semiconductors & Semiconductor Equipment)	230,808	13,843,864
International Business Machines Corp. (IT Services)	162,564	20,411,536
Iron Mountain, Inc. (Equity Real Estate Investment Trusts)	578,686	13,992,627
Johnson & Johnson (Pharmaceuticals)	129,275	19,396,421
Kimberly-Clark Corp. (Household Products)	114,849	15,904,290
KLA Corp. (Semiconductors & Semiconductor Equipment)	134,700	22,102,923
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)	228,589	10,976,844
Lazard, Ltd., Class A (Capital Markets)	294,613	8,101,858
Leggett & Platt, Inc. (Household Durables)	220,266	7,737,945
Lockheed Martin Corp. (Aerospace & Defense)	34,399	13,383,275
LyondellBasell Industries N.V., Class A (Chemicals)	182,538	10,578,077
Magellan Midstream Partners, L.P. (Oil, Gas & Consumable Fuels)	268,537	11,044,927
Maxim Integrated Products, Inc. (Semiconductors & Semiconductor Equipment)	175,069	9,625,294
McDonald’s Corp. (Hotels, Restaurants & Leisure)	39,947	7,492,459
Merck & Co., Inc. (Pharmaceuticals)	265,762	21,085,557
MetLife, Inc. (Insurance)	363,412	13,111,905

	Shares	Value

United States (continued)
Microsoft Corp. (Software)	169,777	$30,425,736
Nutrien, Ltd. (Chemicals)	357,864	12,779,323
People’s United Financial, Inc. (Banks)	787,856	9,997,893
PepsiCo., Inc. (Beverages)	121,831	16,117,023
Pfizer, Inc. (Pharmaceuticals)	715,174	27,434,075
Philip Morris International, Inc. (Tobacco)	282,407	21,067,562
Phillips 66 (Oil, Gas & Consumable Fuels)	149,803	10,961,086
PNC Financial Services Group, Inc. (Banks)	62,140	6,628,474
PPL Corp. (Electric Utilities)	571,473	14,526,844
Procter & Gamble Co. (Household Products)	100,423	11,836,859
Target Corp. (Multiline Retail)	108,191	11,872,880
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	149,803	17,387,634
Truist Financial Corp. (Banks)	275,194	10,270,240
United Parcel Service, Inc., Class B (Air Freight & Logistics)	86,553	8,193,107
UnitedHealth Group, Inc. (Health Care Providers & Services)	37,173	10,871,987
Verizon Communications, Inc. (Diversified Telecommunication Services)	572,583	32,894,893
Watsco, Inc. (Trading Companies & Distributors)	63,805	10,271,967
WEC Energy Group, Inc. (Multi-Utilities)	104,862	9,495,254
Welltower, Inc. (Equity Real Estate Investment Trusts)	257,995	13,217,084

		845,683,110

Total Common Stocks (Cost $1,463,848,651)		1,443,174,692

Short-Term Investment 2.1%
Affiliated Investment Company 2.1%
United States 2.1%
MainStay U.S. Government Liquidity Fund, 0.01% (b)	31,226,062	31,226,062

Total Short-Term Investment (Cost $31,226,062)		31,226,062

Total Investments (Cost $1,495,074,713)	99.8%	1,474,400,754
Other Assets, Less Liabilities	0.2	3,608,402
Net Assets	100.0%	$1,478,009,156

†	Percentages indicated are based on Fund net assets.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Current yield as of April 30, 2020.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2020, for valuing the Fund’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,443,174,692	$—	$—	$1,443,174,692
Short-Term Investment
Affiliated Investment Company	31,226,062	—	—	31,226,062

Total Investments in Securities	$1,474,400,754	$—	$—	$1,474,400,754

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

14	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of the Fund’s investments by industry.

Industry Diversification

	Value	Percent †
Aerospace & Defense	$34,063,728	2.3%
Air Freight & Logistics	20,639,691	1.4
Auto Components	12,514,056	0.8
Banks	44,924,107	3.0
Beverages	35,441,340	2.4
Biotechnology	35,168,495	2.4
Capital Markets	42,779,848	2.9
Chemicals	48,317,034	3.3
Communications Equipment	17,423,562	1.2
Diversified Telecommunication Services	95,708,496	6.5
Electric Utilities	116,824,086	7.9
Electrical Equipment	26,303,109	1.8
Equity Real Estate Investment Trusts	35,030,867	2.4
Food Products	40,016,305	2.7
Gas Utilities	22,131,240	1.5
Health Care Providers & Services	10,871,987	0.7
Hotels, Restaurants & Leisure	18,469,303	1.3
Household Durables	7,737,945	0.5
Household Products	27,741,149	1.9
Industrial Conglomerates	9,370,409	0.6
Insurance	99,348,825	6.7
IT Services	20,411,536	1.4
Machinery	7,799,166	0.5
Media	8,622,689	0.6
Multi-Utilities	69,139,652	4.7
Multiline Retail	11,872,880	0.8
Oil, Gas & Consumable Fuels	66,336,933	4.5
Personal Products	20,610,126	1.4
Pharmaceuticals	202,403,388	13.7
Semiconductors & Semiconductor Equipment	90,392,502	6.1
Software	30,425,736	2.1
Specialty Retail	9,025,560	0.6
Technology Hardware, Storage & Peripherals	15,272,649	1.0
Textiles, Apparel & Luxury Goods	6,397,394	0.4
Tobacco	64,257,565	4.4
Trading Companies & Distributors	10,271,967	0.7
Wireless Telecommunication Services	9,109,367	0.6

	1,443,174,692	97.7
Short-Term Investment	31,226,062	2.1
Other Assets, Less Liabilities	3,608,402	0.2

Net Assets	$1,478,009,156	100.0%

†	Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Assets and Liabilities as of April 30, 2020 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $1,463,848,651)	$1,443,174,692
Investment in affiliated investment company, at value (identified cost $31,226,062)	31,226,062
Cash denominated in foreign currencies (identified cost $75,959)	76,658
Receivables:
Dividends	8,886,106
Fund shares sold	1,889,062
Securities lending	32,595
Other assets	85,432

Total assets	1,485,370,607

Liabilities
Payables:
Fund shares redeemed	5,725,222
Manager (See Note 3)	692,441
Transfer agent (See Note 3)	416,314
Shareholder communication	331,718
NYLIFE Distributors (See Note 3)	75,737
Custodian	59,741
Professional fees	35,751
Trustees	5,841
Investment securities purchased	152
Accrued expenses	18,534

Total liabilities	7,361,451

Net assets	$1,478,009,156

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$96,876
Additional paid-in capital	1,694,572,536

1,694,669,412
Total distributable earnings (loss)	(216,660,256)

Net assets	$1,478,009,156

Class A
Net assets applicable to outstanding shares	$96,388,791

Shares of beneficial interest outstanding	6,303,509

Net asset value per share outstanding	$15.29
Maximum sales charge (5.50% of offering price)	0.89

Maximum offering price per share outstanding	$16.18

Investor Class
Net assets applicable to outstanding shares	$8,006,833

Shares of beneficial interest outstanding	524,706

Net asset value per share outstanding	$15.26
Maximum sales charge (5.50% of offering price)	0.89

Maximum offering price per share outstanding	$16.15

Class C
Net assets applicable to outstanding shares	$67,732,674

Shares of beneficial interest outstanding	4,459,183

Net asset value and offering price per share outstanding	$15.19

Class I
Net assets applicable to outstanding shares	$1,243,482,780

Shares of beneficial interest outstanding	81,500,341

Net asset value and offering price per share outstanding	$15.26

Class R2
Net assets applicable to outstanding shares	$477,583

Shares of beneficial interest outstanding	31,212

Net asset value and offering price per share outstanding	$15.30

Class R3
Net assets applicable to outstanding shares	$407,500

Shares of beneficial interest outstanding	26,662

Net asset value and offering price per share outstanding	$15.28

Class R6
Net assets applicable to outstanding shares	$61,512,995

Shares of beneficial interest outstanding	4,030,302

Net asset value and offering price per share outstanding	$15.26

16	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Dividends—unaffiliated (a)	$33,919,138
Dividends—affiliated	192,537
Securities lending	65,925
Other	50

Total income	34,177,650

Expenses
Manager (See Note 3)	6,336,177
Transfer agent (See Note 3)	1,277,702
Distribution/Service—Class A (See Note 3)	145,063
Distribution/Service—Investor Class (See Note 3)	11,579
Distribution/Service—Class C (See Note 3)	429,361
Distribution/Service—Class R2 (See Note 3)	698
Distribution/Service—Class R3 (See Note 3)	1,310
Shareholder communication	199,405
Professional fees	83,542
Custodian	78,772
Registration	78,421
Trustees	25,241
Shareholder service (See Note 3)	541
Miscellaneous	52,018

Total expenses before waiver/reimbursement	8,719,830
Expense waiver/reimbursement from Manager (See Note 3)	(558,636)

Net expenses	8,161,194

Net investment income (loss)	26,016,456

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	(173,437,825)
Foreign currency transactions	(216,257)

Net realized gain (loss) on investments and foreign currency transactions	(173,654,082)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(152,120,597)
Translation of other assets and liabilities in foreign currencies	17,013

Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(152,103,584)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(325,757,666)

Net increase (decrease) in net assets resulting from operations	$(299,741,210)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,511,064.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statements of Changes in Net Assets

for the six months ended April 30, 2020 (Unaudited) and the year ended October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$26,016,456	$70,637,852
Net realized gain (loss) on investments and foreign currency transactions	(173,654,082)	37,848,324
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(152,103,584)	104,390,082

Net increase (decrease) in net assets resulting from operations	(299,741,210)	212,876,258

Distributions to shareholders:
Class A	(4,102,937)	(11,156,669)
Investor Class	(331,640)	(851,967)
Class C	(2,749,739)	(10,468,761)
Class I	(56,471,216)	(184,934,046)
Class R2	(19,165)	(50,124)
Class R3	(16,947)	(57,129)
Class R6	(2,448,823)	(7,059,652)

Total distributions to shareholders	(66,140,467)	(214,578,348)

Capital share transactions:
Net proceeds from sale of shares	202,665,254	349,377,188
Net asset value of shares issued to shareholders in reinvestment of distributions	56,085,430	175,740,279
Cost of shares redeemed	(374,184,953)	(1,210,497,335)

Increase (decrease) in net assets derived from capital share transactions	(115,434,269)	(685,379,868)

Net increase (decrease) in net assets	(481,315,946)	(687,081,958)

Net Assets
Beginning of period	1,959,325,102	2,646,407,060

End of period	$1,478,009,156	$1,959,325,102

18	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class A	2020*		2019		2018	2017	2016		2015

Net asset value at beginning of period	$18.75		$18.38		$19.66	$17.42	$18.83		$20.30

Net investment income (loss) (a)	0.24		0.57		0.60	0.49	0.53		0.63

Net realized and unrealized gain (loss) on investments	(3.07)		1.42		(1.30)	2.24	(0.41)		(0.89)

Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)		(0.00)		(0.00)	0.00	(0.00)		(0.00)

Total from investment operations	(2.83)		1.99		(0.70)	2.73	0.12		(0.26)

Less distributions:

From net investment income	(0.29)		(0.59)		(0.56)	(0.49)	(0.51)		(0.74)

From net realized gain on investments	(0.34)		(1.03)		(0.02)	—	(1.02)		(0.47)

Total distributions	(0.63)		(1.62)		(0.58)	(0.49)	(1.53)		(1.21)

Net asset value at end of period	$15.29		$18.75		$18.38	$19.66	$17.42		$18.83

Total investment return (b)	(15.39%)		11.66%		(3.64%)	15.88%	0.87%		(1.26%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.69	% ††	3.17%		3.07%	2.62%	2.97%		3.24%

Net expenses (c)	1.09	% ††	1.10	%(d)	1.10%	1.14%	1.11	%(d)	1.09%

Expenses (before waiver/reimbursement) (c)	1.16	% ††	1.14%		1.16%	1.14%	1.11%		1.09%

Portfolio turnover rate	22%		24%		15%	18%	21%		33%

Net assets at end of period (in 000’s)	$96,389		$125,791		$134,136	$782,204	$900,737		$973,044

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Investor Class	2020*		2019		2018	2017	2016		2015

Net asset value at beginning of period	$18.72		$18.35		$19.63	$17.39	$18.80		$20.28

Net investment income (loss) (a)	0.23		0.57		0.54	0.49	0.53		0.62

Net realized and unrealized gain (loss) on investments	(3.07)		1.42		(1.24)	2.25	(0.41)		(0.89)

Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)		(0.00)		(0.00)	0.00	(0.00)		(0.00)

Total from investment operations	(2.84)		1.99		(0.70)	2.74	0.12		(0.27)

Less distributions:

From net investment income	(0.28)		(0.59)		(0.56)	(0.50)	(0.51)		(0.74)

From net realized gain on investments	(0.34)		(1.03)		(0.02)	—	(1.02)		(0.47)

Total distributions	(0.62)		(1.62)		(0.58)	(0.50)	(1.53)		(1.21)

Net asset value at end of period	$15.26		$18.72		$18.35	$19.63	$17.39		$18.80

Total investment return (b)	(15.42%)		11.67%		(3.65%)	15.93%	0.87%		(1.28%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.66	% ††	3.15%		2.80%	2.66%	3.04%		3.20%

Net expenses (c)	1.12	% ††	1.11	%(d)	1.10%	1.11%	1.11	%(d)	1.11%

Expenses (before waiver/reimbursement) (c)	1.14	% ††	1.11%		1.10%	1.11%	1.11%		1.11%

Portfolio turnover rate	22%		24%		15%	18%	21%		33%

Net assets at end of period (in 000’s)	$8,007		$10,067		$9,582	$10,849	$10,419		$11,693

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

20	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class C	2020*		2019		2018	2017	2016		2015

Net asset value at beginning of period	$18.62		$18.25		$19.53	$17.30	$18.71		$20.18

Net investment income (loss) (a)	0.17		0.44		0.40	0.35	0.40		0.47

Net realized and unrealized gain (loss) on investments	(3.04)		1.41		(1.25)	2.24	(0.41)		(0.88)

Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)		(0.00)		(0.00)	0.00	(0.00)		(0.00)

Total from investment operations	(2.87)		1.85		(0.85)	2.59	(0.01)		(0.41)

Less distributions:

From net investment income	(0.22)		(0.45)		(0.41)	(0.36)	(0.38)		(0.59)

From net realized gain on investments	(0.34)		(1.03)		(0.02)	—	(1.02)		(0.47)

Total distributions	(0.56)		(1.48)		(0.43)	(0.36)	(1.40)		(1.06)

Net asset value at end of period	$15.19		$18.62		$18.25	$19.53	$17.30		$18.71

Total investment return (b)	(15.69%)		10.88%		(4.41%)	15.08%	0.11%		(2.04%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.93	% ††	2.47%		2.08%	1.91%	2.26%		2.46%

Net expenses (c)	1.84	% ††	1.85	%(d)	1.84%	1.86%	1.86	%(d)	1.86%

Expenses (before waiver/reimbursement) (c)	1.89	% ††	1.87%		1.85%	1.86%	1.86%		1.86%

Portfolio turnover rate	22%		24%		15%	18%	21%		33%

Net assets at end of period (in 000’s)	$67,733		$97,872		$138,182	$189,291	$221,557		$263,213

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class I	2020*		2019		2018	2017	2016		2015

Net asset value at beginning of period	$18.72		$18.34		$19.63	$17.39	$18.80		$20.28

Net investment income (loss) (a)	0.26		0.62		0.59	0.53	0.57		0.68

Net realized and unrealized gain (loss) on investments	(3.07)		1.43		(1.25)	2.25	(0.40)		(0.89)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00	)‡	(0.00)‡	0.00 ‡	(0.00	)‡	(0.01)

Total from investment operations	(2.81)		2.05		(0.66)	2.78	0.17		(0.22)

Less distributions:

From net investment income	(0.31)		(0.64)		(0.61)	(0.54)	(0.56)		(0.79)

From net realized gain on investments	(0.34)		(1.03)		(0.02)	—	(1.02)		(0.47)

Total distributions	(0.65)		(1.67)		(0.63)	(0.54)	(1.58)		(1.26)

Net asset value at end of period	$15.26		$18.72		$18.34	$19.63	$17.39		$18.80

Total investment return (b)	(15.29%)		12.03%		(3.44%)	16.20%	1.12%		(1.06%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.94	% ††	3.44%		3.03%	2.87%	3.25%		3.49%

Net expenses (c)	0.84	% ††	0.85	%(d)	0.85%	0.89%	0.86	%(d)	0.84%

Expenses (before waiver/reimbursement) (c)	0.90	% ††	0.89%		0.91%	0.89%	0.86%		0.84%

Portfolio turnover rate	22%		24%		15%	18%	21%		33%

Net assets at end of period (in 000’s)	$1,243,483		$1,657,341		$2,279,815	$2,850,185	$2,817,292		$3,358,771

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

22	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class R2	2020*		2019		2018	2017	2016		2015

Net asset value at beginning of period	$18.77		$18.39		$19.67	$17.42	$18.83		$20.30

Net investment income (loss) (a)	0.22		0.55		0.50	0.48	0.50		0.59

Net realized and unrealized gain (loss) on investments	(3.08)		1.42		(1.24)	2.25	(0.39)		(0.87)

Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)		(0.00)		(0.00)	0.00	(0.00)		(0.00)

Total from investment operations	(2.86)		1.97		(0.74)	2.73	0.11		(0.28)

Less distributions:

From net investment income	(0.27)		(0.56)		(0.52)	(0.48)	(0.50)		(0.72)

From net realized gain on investments	(0.34)		(1.03)		(0.02)	—	(1.02)		(0.47)

Total distributions	(0.61)		(1.59)		(0.54)	(0.48)	(1.52)		(1.19)

Net asset value at end of period	$15.30		$18.77		$18.39	$19.67	$17.42		$18.83

Total investment return (b)	(15.49%)		11.55%		(3.81%)	15.83%	0.77%		(1.34%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.54	% ††	3.02%		2.60%	2.58%	2.86%		3.09%

Net expenses (c)	1.24	% ††	1.24	%(d)	1.27%	1.23%	1.21	%(d)	1.19%

Expenses (before waiver/reimbursement) (c)	1.26	% ††	1.24%		1.27%	1.23%	1.21%		1.19%

Portfolio turnover rate	22%		24%		15%	18%	21%		33%

Net assets at end of period (in 000’s)	$478		$632		$583	$293	$374		$165

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,			February 29, 2016^ through October 31,

Class R3	2020*		2019	2018	2017	2016

Net asset value at beginning of period	$18.74		$18.36	$19.65	$17.41	$16.80

Net investment income (loss) (a)	0.20		0.53	0.47	0.29	0.29

Net realized and unrealized gain (loss) on investments	(3.07)		1.40	(1.26)	2.39	0.69

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.00)‡	0.00 ‡	0.01

Total from investment operations	(2.87)		1.93	(0.79)	2.68	0.99

Less distributions:

From net investment income	(0.25)		(0.52)	(0.48)	(0.44)	(0.38)

From net realized gain on investments	(0.34)		(1.03)	(0.02)	—	—

Total distributions	(0.59)		(1.55)	(0.50)	(0.44)	(0.38)

Net asset value at end of period	$15.28		$18.74	$18.36	$19.65	$17.41

Total investment return (b)	(15.59%)		11.28%	(4.10%)	15.53%	5.84%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.29	% ††	2.92%	2.42%	1.54%	2.42%††

Net expenses (c)	1.49	% ††	1.49%	1.52%	1.50%	1.45%††

Expenses (before reimbursement/waiver)	1.50	% ††	1.49%	1.52%	1.50%	1.45%††

Portfolio turnover rate	22%		24%	15%	18%	21%

Net assets at end of period (in 000’s)	$408		$568	$690	$543	$51

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

24	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class R6	2020*		2019		2018	2017	2016		2015

Net asset value at beginning of period	$18.73		$18.35		$19.64	$17.40	$18.81		$20.28

Net investment income (loss) (a)	0.26		0.63		0.63	0.48	0.53		0.54

Net realized and unrealized gain (loss) on investments	(3.07)		1.43		(1.27)	2.33	(0.34)		(0.73)

Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)		(0.00)		(0.00)	0.00	(0.00)		(0.00)

Total from investment operations	(2.81)		2.06		(0.64)	2.81	0.19		(0.19)

Less distributions:

From net investment income	(0.32)		(0.65)		(0.63)	(0.57)	(0.58)		(0.81)

From net realized gain on investments	(0.34)		(1.03)		(0.02)	—	(1.02)		(0.47)

Total distributions	(0.66)		(1.68)		(0.65)	(0.57)	(1.60)		(1.28)

Net asset value at end of period	$15.26		$18.73		$18.35	$19.64	$17.40		$18.81

Total investment return (b)	(15.28%)		12.14%		(3.32%)	16.36%	1.25%		(0.90%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.04	% ††	3.50%		3.25%	2.55%	3.04%		2.94%

Net expenses (c)	0.74	% ††	0.75	%(d)	0.74%	0.74%	0.74	%(d)	0.74%

Expenses (before waiver/reimbursement) (c)	0.76	% ††	0.75%		0.74%	0.74%	0.74%		0.74%

Portfolio turnover rate	22%		24%		15%	18%	21%		33%

Net assets at end of period (in 000’s)	$61,513		$67,054		$83,418	$111,720	$33,404		$13,867

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-one funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch Global Equity Yield Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has seven classes of shares registered for sale. Investor Class and Class C shares commenced operations on November 16, 2009. Class I and Class A shares commenced operations (under former designations) on December 27, 2005 and August 2, 2006, respectively. Class R6 shares commenced operations on June 17, 2013. Class R2 shares commenced operations on February 28, 2014. Class R3 shares commenced operations on February 29, 2016.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek a high level of income. Capital appreciation is a secondary investment objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial

Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk

26	MainStay Epoch Global Equity Yield Fund

inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2020 is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2020, no securities held by the Fund were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2020, no foreign equity securities held by the Fund were valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as

27

Notes to Financial Statements (Unaudited) (continued)

security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts (“REITs”) may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the

28	MainStay Epoch Global Equity Yield Fund

Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of April 30, 2020, the Fund did not hold any repurchase agreements.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S.

Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2020, the Fund did not have any portfolio securities on loan.

(K)  Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management

29

Notes to Financial Statements (Unaudited) (continued)

Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.70% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 1.09%; Class C, 1.84%; Class I, 0.84%; and Class R6, 0.74%. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the six-month period ended April 30, 2020, New York Life Investments earned fees from the Fund in the amount of $6,336,177 and waived its fees and/or reimbursed expenses, including the voluntary waiver/reimbursement of certain class-specific expenses, in the amount 558,636 and paid the Subadvisor in the amount of $3,168,089.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the six-month period ended April 30, 2020, shareholder service fees incurred by the Fund were as follows:

Class R2	$279
Class R3	262

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2020 were $5,154 and $1,509, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the six-month period ended April 30, 2020, of $800 and $794, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. Effective November 1, 2019, New York Life Investments contractually agreed to limit the transfer agency expenses charged to each of the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis (excluding small account fees) after deducting any other applicable expense cap reimbursements or transfer agency waivers. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next

30	MainStay Epoch Global Equity Yield Fund

term or upon approval of the Board. During the six-month period ended April 30, 2020, transfer agent expenses incurred by the Fund and any applicable waivers were as follows:

Class	Expense	Waived

Class A	$85,544	$—
Investor Class	5,976	—
Class C	55,182	—
Class I	1,128,910	—
Class R2	412	—
Class R3	384	—
Class R6	1,294	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$38,943	$243,818	$(251,535)	$—	$—	$31,226	$193	$—	31,226

(G)  Capital.  As of April 30, 2020, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R2	$27,322	5.7%
Class R3	27,538	6.8

Note 4–Federal Income Tax

As of April 30, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$1,516,590,937	$150,721,932	$(192,912,115)	$(42,190,183)

During the year ended October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019

Distributions paid from:
Ordinary Income	$71,357,536
Long-Term Capital Gain	143,220,812
Total	$214,578,348

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2020, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2020, there were no interfund loans made or outstanding with respect to the Fund.

31

Notes to Financial Statements (Unaudited) (continued)

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2020, purchases and sales of securities, other than short-term securities, were $383,978 and $528,692, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended April 30, 2020 and the year ended October 31, 2019, were as follows:

Class A	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	529,638	$9,274,045
Shares issued to shareholders in reinvestment of distributions	224,459	3,782,916
Shares redeemed	(1,175,598)	(19,282,600)

Net increase (decrease) in shares outstanding before conversion	(421,501)	(6,225,639)
Shares converted into Class A (See Note 1)	25,614	443,516
Shares converted from Class A (See Note 1)	(7,767)	(142,623)

Net increase (decrease)	(403,654)	$(5,924,746)

Year ended October 31, 2019:
Shares sold	1,388,390	$24,952,515
Shares issued to shareholders in reinvestment of distributions	575,361	10,059,761
Shares redeemed	(2,595,613)	(46,495,593)

Net increase (decrease) in shares outstanding before conversion	(631,862)	(11,483,317)
Shares converted into Class A (See Note 1)	52,327	953,215
Shares converted from Class A (See Note 1)	(12,638)	(229,039)

Net increase (decrease)	(592,173)	$(10,759,141)

Investor Class	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	55,982	$947,033
Shares issued to shareholders in reinvestment of distributions	19,618	330,118
Shares redeemed	(67,639)	(1,162,979)

Net increase (decrease) in shares outstanding before conversion	7,961	114,172
Shares converted into Investor Class (See Note 1)	2,562	42,153
Shares converted from Investor Class (See Note 1)	(23,618)	(413,199)

Net increase (decrease)	(13,095)	$(256,874)

Year ended October 31, 2019:
Shares sold	80,288	$1,437,101
Shares issued to shareholders in reinvestment of distributions	48,480	846,922
Shares redeemed	(85,134)	(1,537,099)

Net increase (decrease) in shares outstanding before conversion	43,634	746,924
Shares converted into Investor Class (See Note 1)	12,496	227,930
Shares converted from Investor Class (See Note 1)	(40,658)	(738,751)

Net increase (decrease)	15,472	$236,103

Class C	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	137,426	$2,373,396
Shares issued to shareholders in reinvestment of distributions	119,448	2,019,947
Shares redeemed	(1,049,846)	(17,641,345)

Net increase (decrease) in shares outstanding before conversion	(792,972)	(13,248,002)
Shares converted from Class C (See Note 1)	(3,118)	(49,545)

Net increase (decrease)	(796,090)	$(13,297,547)

Year ended October 31, 2019:
Shares sold	393,915	$6,921,596
Shares issued to shareholders in reinvestment of distributions	458,454	7,937,006
Shares redeemed	(3,152,085)	(56,057,971)

Net increase (decrease) in shares outstanding before conversion	(2,299,716)	(41,199,369)
Shares converted from Class C (See Note 1)	(15,619)	(282,220)

Net increase (decrease)	(2,315,335)	$(41,481,589)

32	MainStay Epoch Global Equity Yield Fund

Class I	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	10,864,633	$185,645,433
Shares issued to shareholders in reinvestment of distributions	2,822,822	47,467,581
Shares redeemed	(20,733,121)	(335,740,351)

Net increase in shares outstanding before conversion	(7,045,666)	(102,627,337)
Shares converted into Class I (See Note 1)	6,272	119,698

Net increase (decrease)	(7,039,394)	$(102,507,639)

Year ended October 31, 2019:
Shares sold	17,629,092	$313,628,741
Shares issued to shareholders in reinvestment of distributions	8,605,612	149,729,860
Shares redeemed	(61,974,606)	(1,079,357,568)

Net increase (decrease) in shares outstanding before conversion	(35,739,902)	(615,998,967)
Shares converted into Class I (See Note 1)	3,931	68,865

Net increase (decrease)	(35,735,971)	$(615,930,102)

Class R2	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	390	$7,378
Shares issued to shareholders in reinvestment of distributions	1,137	19,165
Shares redeemed	(3,968)	(68,148)

Net increase (decrease)	(2,441)	$(41,605)

Year ended October 31, 2019:
Shares issued to shareholders in reinvestment of distributions	2,861	50,124
Shares redeemed	(897)	(16,605)

Net increase (decrease)	1,964	$33,519

Class R3	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	2,454	$42,691
Shares issued to shareholders in reinvestment of distributions	991	16,880
Shares redeemed	(7,097)	(103,934)

Net increase (decrease)	(3,652)	$(44,363)

Year ended October 31, 2019:
Shares sold	6,744	$120,703
Shares issued to shareholders in reinvestment of distributions	3,263	56,954
Shares redeemed	(17,285)	(314,213)

Net increase (decrease)	(7,278)	$(136,556)

Class R6	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	312,283	$4,375,278
Shares issued to shareholders in reinvestment of distributions	147,311	2,448,823
Shares redeemed	(9,986)	(185,596)

Net increase (decrease)	449,608	$6,638,505

Year ended October 31, 2019:
Shares sold	129,598	$2,316,532
Shares issued to shareholders in reinvestment of distributions	405,153	7,059,652
Shares redeemed	(1,499,964)	(26,718,286)

Net increase (decrease)	(965,213)	$(17,342,102)

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of April 30, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2020, events and transactions subsequent to April 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19 is uncertain and could adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay Epoch Global Equity Yield Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Epoch that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and Epoch in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and Epoch personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to the Fund’s shareholders.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or Epoch. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Epoch. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Epoch resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity

34	MainStay Epoch Global Equity Yield Fund

to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and Epoch

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of Epoch, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of Epoch and ongoing analysis of, and interactions with, Epoch with respect to, among other things, the Fund’s investment performance and risks as well as Epoch’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).

The Board also examined the nature, extent and quality of the investment advisory services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and advising other portfolios and Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and New York Life Investments’ and Epoch’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments and Epoch believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Epoch. The Board reviewed Epoch’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, generally placing greater emphasis on the Fund’s long-term performance track record. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to Epoch as well as discussions between the

35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering the investment performance of the Fund, the Board noted that the Fund underperformed its peer funds for the three-, five- and ten-year periods ended July 31, 2019, and performed in line with its peer funds for the one-year period ended July 31, 2019. The Board considered its discussions with representatives from New York Life Investments and Epoch regarding the Fund’s investment performance relative to that of its benchmark index and peer funds.

Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered information provided by New York Life Investments and Epoch with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. The Board considered that Epoch’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that this fee is paid by New York Life Investments, not the Fund. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Fund.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and Epoch and profits realized by New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and Epoch and acknowledged that New York Life Investments and Epoch must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by

New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and Epoch and their affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between Epoch and its affiliates and New York Life Investments and its affiliates. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive. With respect to Epoch, the Board considered that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch, acknowledging that any such profits are based on the subadvisory fee paid to Epoch by New York Life Investments, not the Fund.

36	MainStay Epoch Global Equity Yield Fund

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to Epoch is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of

New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past six years.

Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

37

Discussion of the Operation and Effectiveness of the Fund’s

Liquidity Risk Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund’s liquidity risk. The Board of Trustees of MainStay Funds Trust (the “Board”) designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments and (iii) the Fund’s investment strategy continues to be appropriate for an open-end fund.

In accordance with the Program, the Fund’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

38	MainStay Epoch Global Equity Yield Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

39

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay Short Term Bond Fund4

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund5

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund6

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund7

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund8

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.9

Brussels, Belgium

Candriam Luxembourg S.C.A.9

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC9

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC9

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective August 31, 2020, MainStay MacKay Infrastructure Bond Fund will be renamed MainStay MacKay U.S. Infrastructure Bond Fund.
4.	Formerly known as MainStay Indexed Bond Fund.
5.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
6.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
7.	Effective July 31, 2020, MainStay Growth Allocation Fund will be renamed MainStay Equity Allocation Fund.
8.	Effective July 31, 2020, MainStay Moderate Growth Allocation Fund will be named MainStay Growth Allocation Fund.
9.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1737580 MS086-20	MSEGE10-06/20 (NYLIM) NL241

MainStay Epoch International Choice Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Financial markets experienced high levels of volatility in response to the spreading of a novel coronavirus, which causes the disease known as COVID-19, and a sharpening decline in global economic activity during the six months ended April 30, 2020.

After gaining ground during the first three and a half months of the reporting period, most broad stock and bond indices began to dip in late February as a growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crises; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment.

In the United States, with the number of reported U.S. COVID-19 cases continuing to rise, the Federal Reserve (“Fed”) cut interest rates twice and announced unlimited quantitative easing. In late March, the federal government declared a national emergency as unemployment claims increased by 22 million in a four-week period, and Congress passed and the President signed the CARES Act to provide a $2 trillion stimulus package, with the promise of further aid for consumers and businesses to come. Investors generally responded positively to the government’s fiscal and monetary measures, as well as prospects for a gradual lessening of restrictions on non-essential businesses. Accordingly, despite mounting signs of recession and rapidly rising unemployment levels, in April, markets regained some of the ground that they had lost in the previous month.

For the reporting period as a whole, U.S. equity indices produced broadly negative performance. Traditionally more volatile small- and mid-cap stocks were particularly hard hit, and value stocks tended to underperform their growth-oriented counterparts. The energy sector suffered the steepest declines due to weakening demand and an escalating petroleum price war between Saudi Arabia and Russia, the world’s second and third largest petroleum producers after the United States. Most other sectors sustained substantial, though milder losses.

The health care and information technology sectors, both of which rebounded strongly in April, generally ended the reporting period in positive territory. International equities followed patterns similar to those seen in the United States, with a decline in March followed by a partial recovery in April. Overall, however, U.S. stocks ended the reporting period with milder losses than those of most other developed and developing economies.

Fixed-income markets also experienced unusually high levels of volatility. Corporate bonds lost value in March before partly recovering in April, with speculative high-yield credit facing the brunt of risk-off investor sentiment. High-grade municipal bonds dipped briefly in mid-March before regaining most of the lost ground, outperforming lower-grade, higher-yielding municipal securities. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. At the opposite end of the fixed-income risk spectrum, emerging-market debt underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the curve of the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so that they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2020

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	9/1/2006	–15.59 –10.68%	–14.00 –8.99%	–2.10 –0.99%	2.51 3.09%	1.20 1.20%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4/29/2008	–15.68 –10.77	–14.18 –9.19	–2.29 –1.18	2.33 2.91	1.43 1.43
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/2006	–11.99 –11.12	–10.76 –9.87	–1.96 –1.96	2.12 2.12	2.18 2.18
Class I Shares	No Sales Charge		12/31/1997	–10.56	–8.74	–0.73	3.40	0.95
Class R1 Shares	No Sales Charge		9/1/2006	–10.60	–8.85	–0.83	3.29	1.05
Class R2 Shares	No Sales Charge		9/1/2006	–10.70	–9.06	–1.07	2.99	1.30
Class R3 Shares	No Sales Charge		9/1/2006	–10.82	–9.28	–1.34	2.73	1.55

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

MSCI EAFE® Index[3]	–14.21%	–11.34%	–0.17%	3.55%
Morningstar Foreign Large Blend Category Average[4]	–13.97	–12.05	–0.51	3.06

3.

The MSCI EAFE® Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI EAFE® Index consists of international stocks representing the developed world outside North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Morningstar Foreign Large Blend Category Average is representative of funds that invest in a variety of big international stocks. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios typically will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch International Choice Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch International Choice Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2019, to April 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2019, to April 30, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/19	Ending Account Value (Based on Actual Returns and Expenses) 4/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$893.20	$5.70	$1,018.85	$6.07	1.21%

Investor Class Shares	$1,000.00	$892.30	$6.82	$1,017.65	$7.27	1.45%

Class C Shares	$1,000.00	$888.80	$10.33	$1,013.92	$11.02	2.20%

Class I Shares	$1,000.00	$894.40	$4.47	$1,020.14	$4.77	0.95%

Class R1 Shares	$1,000.00	$894.00	$4.94	$1,019.64	$5.27	1.05%

Class R2 Shares	$1,000.00	$893.00	$6.12	$1,018.40	$6.52	1.30%

Class R3 Shares	$1,000.00	$891.80	$7.34	$1,017.11	$7.82	1.56%

1

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of April 30, 2020 (Unaudited)

Japan	21.4%

Switzerland	15.5

France	13.9

United Kingdom	11.5

Netherlands	10.8

Spain	5.9

Germany	4.6

Republic of Korea	3.9

United States	3.1%

Macao	2.8

Australia	2.6

Norway	2.1

Finland	1.8

Other Assets, Less Liabilities	0.1

100.0%

See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings as of April 30, 2020 (excluding short-term investment) (Unaudited)

1.	Takeda Pharmaceutical Co., Ltd.

2.	SAP S.E.

3.	Ubisoft Entertainment S.A.

4.	SoftBank Group Corp.

5.	ASML Holding N.V.
6.	Nestle S.A., Registered

7.	Cellnex Telecom S.A.

8.	Samsung Electronics Co., Ltd., GDR

9.	Roche Holding A.G.

10.	Novartis A.G., Registered

8	MainStay Epoch International Choice Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Michael A. Welhoelter, CFA, William J. Booth, CFA, and Glen Petraglia of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch International Choice Fund perform relative to its benchmark and peer group during the six months ended April 30, 2020?

For the six months ended April 30, 2020, Class I shares of MainStay Epoch International Choice Fund returned –10.56%, outperforming the –14.21% return of the Fund’s primary benchmark, the MSCI EAFE® Index. Over the same period, Class I shares also outperformed the –13.97% return of the Morningstar Foreign Large Blend Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The reporting period was dominated by extreme volatility experienced since the market’s peak on February 19, 2020, when the COVID-19 pandemic turned expectations for positive economic growth into very negative prospects. The Fund outperformed the MSCI EAFE® Index primarily due to the Fund’s sector allocations. Stock selection also enhanced relative performance.

During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?

Absolute returns were primarily impacted by the broad decline in global equities markets brought on by the COVID-19 outbreak becoming a global pandemic. Stocks tumbled swiftly into a bear market, with some markets reporting their worst quarter in decades, as governments voluntarily shut down their economies to slow the spread of the coronavirus. The Fund’s liquidity was not impacted. Exposure to certain economically sensitive stocks did influence relative performance.

During the reporting period, which sectors and/or countries were the strongest positive contributors to the Fund’s relative performance and which sectors and/or countries were particularly weak?

From a sector perspective, the strongest positive contributors to the Fund’s performance relative to the MSCI EAFE® Index included communication services, information technology and materials. (Contributions take weightings and total returns into account.) Positive stock selection drove the Fund’s strong relative performance within both communication services and materials. Within information technology, overweight sector exposure and positive stock selection together bolstered the Fund’s outperformance. Conversely, the industrials and consumer staples sectors detracted from returns relative to the Index, predominantly due to stock selection.

From a country perspective, the Fund’s investments in the Netherlands, Spain and Australia made notably strong positive contributions to relative returns.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The Fund’s top contributors to absolute performance included Ubisoft Entertainment, ASML and Cellnex Telecom.

Ubisoft is a French developer and publisher of video games for PCs and gaming consoles such as Xbox and PlayStation. The company outperformed on investor expectations that stay-at-home entertainment companies would likely be less impacted by the COVID-19 situation, and could actually benefit from social distancing practices being implemented to combat the spread of the coronavirus.

Netherlands-based ASML develops, produces and markets photolithography machines instrumental in the fabrication of semiconductors. We initiated a position in light of ASML’s attractive business model, operating as a near-monopoly within the advanced photolithography equipment segment. We believe it likely that semiconductor demand, and thus semiconductor production equipment demand, will continue to grow at a rate above global GDP, and that ASML is well placed to participate in this growth. The stock outperformed on the expectation that stay-at-home orders and other measures to counter the impact of COVID-19 will increase semiconductor sales, a view supported by the recent surge in usage of smart devices and demand for additional internet bandwidth and cloud storage.

Europe’s largest telecommunication tower company Cellnex Telecom was a strong, consistent performer over the reporting period. The company is essentially an outsourced infrastructure provider, operating telecommunications towers for mobile phone companies. The trend towards outsourcing in Europe is still in its infancy compared to the United States, creating what we believe is a sizeable runaway for growth via merger and acquisition. We believe the Cellnex business model is very attractive, with both long-term contracts and price escalators. We also believe the roll-out of 5G wireless service in Europe should create further growth opportunities.

The most significant detractors from the Fund’s absolute performance included French aircraft engine maker Safran, French insurance company AXA and U.K. bank Lloyds Banking Group.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

9

Safran’s large and highly profitable aftermarket business, driven by aircraft utilization, has a direct relationship with air traffic. We believe the company’s operating performance will be negatively impacted in the near-term by the precipitous drop in air travel in response to the COVID-19 pandemic. However, in our opinion, the recent share price reaction is overdone in light of Safran’s strong cash position, and in our view, the likelihood that governments around the world will support the commercial aviation industry during this unprecedented time (we note that the French government is Safran’s largest shareholder). We believe the company continues to be well positioned to benefit from the positive long-term trends in commercial aerospace, which we believe will resume once the COVID-19 crisis is resolved. The Fund continues to hold its position, reflecting our confidence in the company’s long-term prospects and we believe a strong recovery in the stock price once the COVID-19 crisis subsides.

While the Fund also maintains holdings in AXA and Lloyds Banking Group, we did reduce position sizes in these names. Financials sector companies were negatively affected by the COVID-19 pandemic as central banks were compelled to cut interest rates to stimulate the economy and counter the impact of the virus. The falling interest rate environment has proved particularly challenging for bank net interest margins. Financials also face increased concern that a recession could trigger credit stress. Accordingly, shares in AXA sold off, despite overall strong performance at the group level, in the face of the weak rate environment. We believe the company remains well positioned and likely to continue to deliver on cash flow generation and capital return, albeit at a slower pace. The management of Lloyds withdrew guidance and net interest margin expectations, explaining that to reprise deposits and implement fees during the COVID-19 crisis would be insensitive to their retail and small-to-mid-size customers. The bank’s structural hedge (its investment portfolio) has also been very volatile with the market. Despite this, we expect Lloyds to remain profitable through the crisis.

What were some of the Fund’s largest purchases and sales during the reporting period?

The Fund’s largest purchases during the reporting period included shares of Japan-based multinational holding company SoftBank, Cellnex Telecom and Swiss multinational health care company Roche Holding.

During the market sell-off, companies with higher leverage were indiscriminately sold. The Fund initiated a position in SoftBank on such weakness, reflecting our belief that the leverage within the company was misunderstood, and therefore provided an opportunity. According to our analysis, SoftBank’s stock price stood at a substantial discount to four of the company’s key holdings: substantial stakes in Alibaba, Softbank KK, Sprint and ARM Holdings, three of which are listed companies. Additionally, the company was in the process of buying back a significant percentage of its shares and held enough cash on its balance sheet to pay debt maturities for the coming three years.

The Fund also initiated a position in Roche, a leader in oncology drugs and diagnostics, in the belief that the market had overly discounted the sales and profit headwinds from patent expiries around key cancer drugs. We think recently launched drugs coupled with the company’s large and innovative new drug pipeline should allow Roche to deliver growth through this period of patent expirations, which is not reflected in the share price. In addition, Roche, like many health care companies, is aggressively trying to be a part of the solution to the COVID-19 crisis. The company is accelerating the production and delivery of its immunosuppressant drug Actemra, which is in late-stage trials for the treatment of COVID-19, is working around the clock to increase production of COVID-19 tests, and is calling on governments to work closely with the industry to keep manufacturing and supply running. While we don’t think these efforts will have a material impact on the company’s financial performance, we do think this type of behavior will help to reduce political risk for the industry.

The Fund’s largest closed positions included holdings of automobile, motorcycle and outboard engine manufacturer Suzuki Motor, tire manufacturer Bridgestone and global packaging company Amcor.

We exited our positions in Bridgestone and Suzuki Motor out of concern that management guidance for these companies was too optimistic given the deteriorating macroeconomic backdrop and very challenging industry environments. Additionally, the companies’ full-year guidance did not yet incorporate any coronavirus impact. We expect underlying demand conditions for both companies to remain depressed for some time.

With regard to Amcor, a majority of the company’s sales are into the relatively resilient food, beverage and personal care markets. However, the company faces some challenging issues related to reducing its use of plastics. We took advantage of market volatility to swap the Fund into Unilever, a leading food, personal care and household products company (and a customer of Amcor). We believe that near-term demand for Unilever’s products will be relatively strong against a sharply deteriorating economic backdrop, while longer term the company is well positioned to capitalize on the continued ascendency of the emerging-market consumer.

10	MainStay Epoch International Choice Fund

How did the Fund’s sector and/or country weightings change during the reporting period?

The Fund’s largest increases in sector weight during the reporting period were in health care and communication services. Conversely, the Fund saw reductions in exposure to the consumer discretionary, energy and financials sectors.

How was the Fund positioned at the end of the reporting period?

Stock selection remains the Fund’s primary tool for enhancing performance relative to the MSCI EAFE® Index. However, as of April 30, 2020, the Fund has adopted some sector weightings that reflect our top-down view of prevailing market conditions, including moving to a zero weight in the energy sector where demand is weak and petroleum prices hover near 50-year lows. As of the end of the reporting period, the Fund’s largest overweight sector exposures relative to the Index included communication services, information technology and health care. The Fund’s most significantly underweight sector positions included industrials and financials, along with the lack of energy exposure.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments April 30, 2020 (Unaudited)

	Shares	Value
COMMON STOCKS 98.6%†
Australia 2.6%
CSL, Ltd. (Biotechnology)	43,844	$8,840,993

Finland 1.8%
Nordea Bank Abp (Banks)	950,433	6,161,053

France 13.9%
AXA S.A. (Insurance)	407,106	7,225,472
Kering S.A. (Textiles, Apparel & Luxury Goods)	15,830	7,983,227
Pernod Ricard S.A. (Beverages)	58,430	8,906,641
Safran S.A. (Aerospace & Defense)	78,094	7,207,487
Ubisoft Entertainment S.A. (Entertainment) (a)	204,062	15,188,356

		46,511,183

Germany 4.6%
SAP S.E. (Software)	129,018	15,402,408

Japan 21.4%
Asahi Group Holdings, Ltd. (Beverages)	208,500	7,266,365
Hoya Corp. (Health Care Equipment & Supplies)	92,600	8,513,177
Keyence Corp. (Electronic Equipment, Instruments & Components)	14,900	5,382,966
Secom Co., Ltd. (Commercial Services & Supplies)	76,100	6,385,692
SoftBank Group Corp. (Wireless Telecommunication Services)	343,900	14,846,841
Sony Corp. (Household Durables)	169,900	10,974,671
Takeda Pharmaceutical Co., Ltd. (Pharmaceuticals)	502,400	18,178,439

		71,548,151

Macao 2.8%
Sands China, Ltd. (Hotels, Restaurants & Leisure)	2,273,100	9,353,356

Netherlands 10.8%
Akzo Nobel N.V. (Chemicals)	89,527	6,789,082
ASML Holding N.V. (Semiconductors & Semiconductor Equipment)	47,382	14,053,107
Koninklijke DSM N.V. (Chemicals)	55,071	6,744,060
Koninklijke Philips N.V. (Health Care Equipment & Supplies)	193,466	8,419,963

		36,006,212

Norway 2.1%
Storebrand ASA (Insurance)	1,376,585	6,906,405

	Shares	Value
Republic of Korea 3.9%
Samsung Electronics Co., Ltd., GDR (Technology Hardware, Storage & Peripherals)	12,371	$12,902,953

Spain 5.9%
Cellnex Telecom S.A. (Diversified Telecommunication Services)	247,642	12,971,886
Industria de Diseno Textil S.A. (Specialty Retail)	264,303	6,734,045

		19,705,931

Switzerland 15.5%
ABB, Ltd., Registered (Electrical Equipment)	438,639	8,327,438
Nestle S.A., Registered (Food Products)	124,203	13,111,925
Novartis A.G., Registered (Pharmaceuticals)	137,115	11,685,138
Roche Holding A.G. (Pharmaceuticals)	33,666	11,699,829
Swiss Re A.G. (Insurance)	97,365	7,026,621

		51,850,951

United Kingdom 11.5%
Croda International PLC (Chemicals)	132,582	8,152,305
Intercontinental Hotels Group PLC (Hotels, Restaurants & Leisure)	167,081	7,592,621
Linde PLC (Chemicals)	60,283	11,091,469
Lloyds Banking Group PLC (Banks)	12,261,150	4,978,796
Unilever PLC (Personal Products)	127,751	6,600,215

		38,415,406

United States 1.8%
Willis Towers Watson PLC (Insurance)	34,601	6,169,012

Total Common Stocks (Cost $304,801,349)		329,774,014

Short-Term Investment 1.3%
Affiliated Investment Company 1.3%
United States 1.3%
MainStay U.S. Government Liquidity Fund, 0.01% (b)	4,411,749	4,411,749

Total Short-Term Investment (Cost $4,411,749)		4,411,749

Total Investments (Cost $309,213,098)	99.9%	334,185,763
Other Assets, Less Liabilities	0.1	336,934
Net Assets	100.0%	$334,522,697

12	MainStay Epoch International Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

†	Percentages indicated are based on Fund net assets.

(a)	Non-income producing security.

(b)	Current yield as of April 30, 2020.

The following abbreviations are used in the preceding pages:

GDR—Global Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2020, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$329,774,014	$—	$—	$329,774,014
Short-Term Investment
Affiliated Investment Company	4,411,749	—	—	4,411,749

Total Investments in Securities	$334,185,763	$—	$—	$334,185,763

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

The table below sets forth the diversification of the Fund’s investments by industry.

Industry Diversification

	Value	Percent †
Aerospace & Defense	$7,207,487	2.2%
Banks	11,139,849	3.3
Beverages	16,173,006	4.8
Biotechnology	8,840,993	2.6
Chemicals	32,776,916	9.8
Commercial Services & Supplies	6,385,692	1.9
Diversified Telecommunication Services	12,971,886	3.9
Electrical Equipment	8,327,438	2.5
Electronic Equipment, Instruments & Components	5,382,966	1.6
Entertainment	15,188,356	4.5
Food Products	13,111,925	3.9
Health Care Equipment & Supplies	16,933,140	5.1
Hotels, Restaurants & Leisure	16,945,977	5.1
Household Durables	10,974,671	3.3
Insurance	27,327,510	8.2
Personal Products	6,600,215	2.0
Pharmaceuticals	41,563,406	12.4
Semiconductors & Semiconductor Equipment	14,053,107	4.2
Software	15,402,408	4.6
Specialty Retail	6,734,045	2.0
Technology Hardware, Storage & Peripherals	12,902,953	3.9
Textiles, Apparel & Luxury Goods	7,983,227	2.4
Wireless Telecommunication Services	14,846,841	4.4

	329,774,014	98.6
Short-Term Investment	4,411,749	1.3
Other Assets, Less Liabilities	336,934	0.1

Net Assets	$334,522,697	100.0%

†	Percentages indicated are based on Fund net assets.

14	MainStay Epoch International Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2020 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $304,801,349)	$329,774,014
Investment in affiliated investment company, at value (identified cost $4,411,749)	4,411,749
Cash denominated in foreign currencies (identified cost $126,001)	127,224
Receivables:
Dividends	3,384,724
Fund shares sold	110,144
Securities lending	4,966
Other assets	54,420

Total assets	337,867,241

Liabilities
Payables:
Investment securities purchased	2,760,192
Fund shares redeemed	228,738
Manager (See Note 3)	204,308
Transfer agent (See Note 3)	48,420
Shareholder communication	32,879
Professional fees	31,637
Custodian	22,836
NYLIFE Distributors (See Note 3)	12,208
Trustees	1,674
Accrued expenses	1,652

Total liabilities	3,344,544

Net assets	$334,522,697

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$10,816
Additional paid-in capital	457,435,631

457,446,447
Total distributable earnings (loss)	(122,923,750)

Net assets	$334,522,697

Class A
Net assets applicable to outstanding shares	$19,527,423

Shares of beneficial interest outstanding	630,574

Net asset value per share outstanding	$30.97
Maximum sales charge (5.50% of offering price)	1.80

Maximum offering price per share outstanding	$32.77

Investor Class
Net assets applicable to outstanding shares	$5,131,853

Shares of beneficial interest outstanding	165,877

Net asset value per share outstanding	$30.94
Maximum sales charge (5.50% of offering price)	1.80

Maximum offering price per share outstanding	$32.74

Class C
Net assets applicable to outstanding shares	$5,176,303

Shares of beneficial interest outstanding	170,226

Net asset value and offering price per share outstanding	$30.41

Class I
Net assets applicable to outstanding shares	$292,156,092

Shares of beneficial interest outstanding	9,443,503

Net asset value and offering price per share outstanding	$30.94

Class R1
Net assets applicable to outstanding shares	$185,227

Shares of beneficial interest outstanding	6,001

Net asset value and offering price per share outstanding	$30.87

Class R2
Net assets applicable to outstanding shares	$8,129,179

Shares of beneficial interest outstanding	262,584

Net asset value and offering price per share outstanding	$30.96

Class R3
Net assets applicable to outstanding shares	$4,216,620

Shares of beneficial interest outstanding	136,935

Net asset value and offering price per share outstanding	$30.79

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the six months ended April 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$4,101,405
Dividends-affiliated	31,018
Securities lending	15,149

Total income	4,147,572

Expenses
Manager (See Note 3)	1,504,296
Transfer agent (See Note 3)	136,391
Distribution/Service - Class A (See Note 3)	27,671
Distribution/Service - Investor Class (See Note 3)	7,195
Distribution/Service - Class C (See Note 3)	29,696
Distribution/Service - Class R2 (See Note 3)	12,291
Distribution/Service - Class R3 (See Note 3)	11,966
Registration	47,656
Professional fees	41,882
Custodian	39,177
Shareholder communication	23,372
Shareholder service (See Note 3)	7,419
Trustees	5,602
Miscellaneous	15,013

Total expenses before waiver/reimbursement	1,909,627
Expense waiver/reimbursement from Manager (See Note 3)	(11,358)

Net expenses	1,898,269

Net investment income (loss)	2,249,303

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	(4,356,596)
Foreign currency transactions	(200,829)

Net realized gain (loss) on investments and foreign currency transactions	(4,557,425)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(36,393,450)
Translation of other assets and liabilities in foreign currencies	35,563

Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(36,357,887)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(40,915,312)

Net increase (decrease) in net assets resulting from operations	$(38,666,009)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $527,233.

16	MainStay Epoch International Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2020 (Unaudited) and the year ended October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,249,303	$10,597,122
Net realized gain (loss) on investments and foreign currency transactions	(4,557,425)	13,630,452
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(36,357,887)	6,353,725

Net increase (decrease) in net assets resulting from operations	(38,666,009)	30,581,299

Distributions to shareholders:
Class A	(593,066)	(348,611)
Investor Class	(147,791)	(73,466)
Class C	(96,034)	(42,169)
Class I	(9,881,928)	(8,607,745)
Class R1	(6,332)	(3,835)
Class R2	(264,219)	(199,809)
Class R3	(114,342)	(57,544)

Total distributions to shareholders	(11,103,712)	(9,333,179)

Capital share transactions:
Net proceeds from sale of shares	7,119,012	38,408,212
Net asset value of shares issued to shareholders in reinvestment of distributions	10,980,506	9,255,544
Cost of shares redeemed	(41,238,860)	(200,160,065)

Increase (decrease) in net assets derived from capital share transactions	(23,139,342)	(152,496,309)

Net increase (decrease) in net assets	(72,909,063)	(131,248,189)

Net Assets

Beginning of period	407,431,760	538,679,949

End of period	$334,522,697	$407,431,760

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class A	2020*		2019		2018		2017	2016		2015

Net asset value at beginning of period	$35.57		$33.37		$36.20		$30.39	$32.22		$34.61

Net investment income (loss) (a)	0.17		0.74		0.50		0.34	0.40		0.44

Net realized and unrealized gain (loss) on investments	(3.83)		1.95		(2.93)		6.41	(1.83)		(1.91)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		0.01		(0.01)		0.00 ‡	(0.01)		(0.02)

Total from investment operations	(3.68)		2.70		(2.44)		6.75	(1.44)		(1.49)

Less distributions:

From net investment income	(0.92)		(0.50)		(0.39)		(0.94)	(0.39)		(0.90)

Net asset value at end of period	$30.97		$35.57		$33.37		$36.20	$30.39		$32.22

Total investment return (b)	(10.68%)		8.30%		(6.82%)		22.95%	(4.49%)		(4.29%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.00%	††	2.19%		1.40%		1.05%	1.32%		1.28%

Net expenses (c)	1.21%	††	1.19	%(d)	1.18	%(d)	1.23%	1.24	%(d)	1.22%

Portfolio turnover rate	28%		47%		44%		8%	46%		78%

Net assets at end of period (in 000’s)	$19,527		$23,114		$23,409		$33,997	$36,584		$56,710

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

	Six months ended April 30,		Year ended October 31,

Investor Class	2020*		2019		2018		2017	2016		2015

Net asset value at beginning of period	$35.49		$33.30		$36.13		$30.36	$32.19		$34.58

Net investment income (loss) (a)	0.13		0.66		0.45		0.30	0.37		0.37

Net realized and unrealized gain (loss) on investments	(3.82)		1.94		(2.95)		6.39	(1.84)		(1.89)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		0.01		(0.01)		0.00 ‡	(0.01)		(0.02)

Total from investment operations	(3.71)		2.61		(2.51)		6.69	(1.48)		(1.54)

Less distributions:

From net investment income	(0.84)		(0.42)		(0.32)		(0.92)	(0.35)		(0.85)

Net asset value at end of period	$30.94		$35.49		$33.30		$36.13	$30.36		$32.19

Total investment return (b)	(10.77%)		8.02%		(7.00%)		22.74%	(4.63%)		(4.44%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.75%††		1.97%		1.27%		0.92%	1.24%		1.10%

Net expenses (c)	1.45%	††	1.41	%(d)	1.38	%(d)	1.39%	1.39	%(d)	1.36%

Expenses (before waiver/reimbursement) (c)	1.45%	††	1.42	%(d)	1.38	%(d)	1.39%	1.39	%(d)	1.36%

Portfolio turnover rate	28%		47%		44%		8%	46%		78%

Net assets at end of period (in 000’s)	$5,132		$6,306		$5,901		$6,757	$7,802		$9,151

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

18	MainStay Epoch International Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class C	2020*		2019		2018		2017	2016		2015

Net asset value at beginning of period	$34.73		$32.54		$35.41		$29.74	$31.52		$33.84

Net investment income (loss) (a)	(0.00	)‡	0.42		0.19		0.04	0.14		0.12

Net realized and unrealized gain (loss) on investments	(3.77)		1.91		(2.99)		6.30	(1.81)		(1.84)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		0.01		(0.01)		0.00 ‡	(0.01)		(0.02)

Total from investment operations	(3.79)		2.34		(2.81)		6.34	(1.68)		(1.74)

Less distributions:

From net investment income	(0.53)		(0.15)		(0.06)		(0.67)	(0.10)		(0.58)

Net asset value at end of period	$30.41		$34.73		$32.54		$35.41	$29.74		$31.52

Total investment return (b)	(11.12%)		7.25%		(7.96%)		21.82%	(5.35%)		(5.14%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.01	%)††	1.27%		0.53%		0.13%	0.47%		0.36%

Net expenses (c)	2.20	%††	2.16	%(d)	2.13	%(d)	2.14%	2.14	%(d)	2.11%

Expenses (before waiver/reimbursement) (c)	2.20	%††	2.17	%(d)	2.13	%(d)	2.14%	2.14	%(d)	2.11%

Portfolio turnover rate	28%		47%		44%		8%	46%		78%

Net assets at end of period (in 000’s)	$5,176		$6,416		$9,354		$11,625	$12,156		$15,995

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

	Six months ended April 30,		Year ended October 31,

Class I	2020*		2019		2018		2017	2016		2015

Net asset value at beginning of period	$35.58		$33.40		$36.25		$30.46	$32.30		$34.79

Net investment income (loss) (a)	0.21		0.80		0.60		0.39	0.54		0.52

Net realized and unrealized gain (loss) on investments	(3.82)		1.97		(2.95)		6.45	(1.88)		(1.91)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		0.01		(0.01)		0.00 ‡	(0.01)		(0.02)

Total from investment operations	(3.63)		2.78		(2.36)		6.84	(1.35)		(1.41)

Less distributions:

From net investment income	(1.01)		(0.60)		(0.49)		(1.05)	(0.49)		(1.08)

Net asset value at end of period	$30.94		$35.58		$33.40		$36.25	$30.46		$32.30

Total investment return (b)	(10.56%)		8.57%		(6.62%)		23.29%	(4.21%)		(4.03%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.26%	††	2.40%		1.67%		1.21%	1.81%		1.52%

Net expenses (c)	0.95%	††	0.94	%(d)	0.93	%(d)	0.95%	0.95	%(d)	0.95%

Expenses (before waiver/reimbursement) (c)	0.96%	††	0.94	%(d)	0.93	%(d)	0.99%	0.99	%(d)	0.97%

Portfolio turnover rate	28%		47%		44%		8%	46%		78%

Net assets at end of period (in 000’s)	$292,156		$355,348		$479,523		$549,162	$753,205		$1,777,369

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class R1	2020*		2019		2018		2017	2016		2015

Net asset value at beginning of period	$35.48		$33.30		$36.18		$30.39	$32.23		$34.71

Net investment income (loss) (a)	0.19		0.81		0.64		0.36	0.49		0.48

Net realized and unrealized gain (loss) on investments	(3.81)		1.92		(3.02)		6.44	(1.86)		(1.89)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		0.01		(0.02)		0.00 ‡	(0.01)		(0.02)

Total from investment operations	(3.64)		2.74		(2.40)		6.80	(1.38)		(1.43)

Less distributions:

From net investment income	(0.97)		(0.56)		(0.48)		(1.01)	(0.46)		(1.05)

Net asset value at end of period	$30.87		$35.48		$33.30		$36.18	$30.39		$32.23

Total investment return (b)	(10.60%)		8.45%		(6.72%)		23.16%	(4.33%)		(4.11%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.13%	††	2.43%		1.79%		1.14%	1.62%		1.42%

Net expenses (c)	1.05%	††	1.04	%(d)	1.03	%(d)	1.05%	1.05	%(d)	1.05%

Expenses (before waiver/reimbursement) (c)	1.06%	††	1.04	%(d)	1.03	%(d)	1.12%	1.09	%(d)	1.07%

Portfolio turnover rate	28%		47%		44%		8%	46%		78%

Net assets at end of period (in 000’s)	$185		$230		$229		$257	$1,330		$2,030

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

	Six months ended April 30,		Year ended October 31,

Class R2	2020*		2019		2018		2017	2016		2015

Net asset value at beginning of period	$35.54		$33.33		$36.16		$30.37	$32.19		$34.57

Net investment income (loss) (a)	0.15		0.71		0.48		0.31	0.40		0.40

Net realized and unrealized gain (loss) on investments	(3.83)		1.95		(2.95)		6.41	(1.85)		(1.89)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		0.01		(0.01)		0.00 ‡	(0.01)		(0.02)

Total from investment operations	(3.70)		2.67		(2.48)		6.72	(1.46)		(1.51)

Less distributions:

From net investment income	(0.88)		(0.46)		(0.35)		(0.93)	(0.36)		(0.87)

Net asset value at end of period	$30.96		$35.54		$33.33		$36.16	$30.37		$32.19

Total investment return (b)	(10.70%)		8.17%		(6.92%)		22.83%	(4.55%)		(4.36%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.86%	††	2.12%		1.33%		0.96%	1.32%		1.16%

Net expenses (c)	1.30%	††	1.29	%(d)	1.28	%(d)	1.30%	1.30	%(d)	1.30%

Expenses (before waiver/reimbursement) (c)	1.31%	††	1.29	%(d)	1.28	%(d)	1.34%	1.34	%(d)	1.32%

Portfolio turnover rate	28%		47%		44%		8%	46%		78%

Net assets at end of period (in 000’s)	$8,129		$10,884		$14,656		$23,119	$34,189		$45,496

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

20	MainStay Epoch International Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class R3	2020*		2019		2018		2017	2016		2015

Net asset value at beginning of period	$35.31		$33.10		$35.90		$30.13	$31.94		$34.29

Net investment income (loss) (a)	0.11		0.62		0.40		0.24	0.31		0.31

Net realized and unrealized gain (loss) on investments	(3.82)		1.94		(2.94)		6.36	(1.84)		(1.87)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		0.01		(0.01)		0.00 ‡	(0.01)		(0.02)

Total from investment operations	(3.73)		2.57		(2.55)		6.60	(1.54)		(1.58)

Less distributions:

From net investment income	(0.79)		(0.36)		(0.25)		(0.83)	(0.27)		(0.77)

Net asset value at end of period	$30.79		$35.31		$33.10		$35.90	$30.13		$31.94

Total investment return (b)	(10.82%)		7.90%		(7.15%)		22.53%	(4.84%)		(4.60%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.64%	††	1.85%		1.13%		0.74%	1.03%		0.92%

Net expenses (c)	1.56%	††	1.54	%(d)	1.53	%(d)	1.59%	1.59	%(d)	1.57%

Portfolio turnover rate	28%		47%		44%		8%	46%		78%

Net assets at end of period (in 000’s)	$4,217		$5,134		$5,609		$7,360	$9,011		$10,445

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-one funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch International Choice Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has eight classes of shares registered for sale. Class A, Class C, Class R1, Class R2 and Class R3 shares commenced operations on September 1, 2006. Class I shares commenced operations (under a former designation) on December 31, 1997. Investor Class shares commenced operations on April 29, 2008. Class R6 shares were registered for sale effective as of February 28, 2017. As of April 30, 2020, Class R6 shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial

Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be

22	MainStay Epoch International Choice Fund

observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2020 is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2020, no securities held by the Fund were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2020, no foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature

23

Notes to Financial Statements (Unaudited) (continued)

in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the

24	MainStay Epoch International Choice Fund

counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of April 30, 2020, the Fund did not hold any repurchase agreements.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2020, the Fund did not have any portfolio securities on loan.

(K)  Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (‘‘Epoch’’ or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and

25

Notes to Financial Statements (Unaudited) (continued)

Restated Subadvisory Agreement (“Subadvisory Agreement”), between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.80% up to $5 billion; 0.775% from $5 billion to $7.5 billion; and 0.75% in excess of $7.5 billion. During the six-month period ended April 30, 2020, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.80%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.95% of average daily net assets. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has also agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class R1, 1.05%; and Class R2, 1.30%. This voluntary waiver or reimbursement may be discontinued at any time without notice.

During the six-month period ended April 30, 2020, New York Life Investments earned fees from the Fund in the amount of $1,504,296 and waived its fees and/or reimbursed expenses, including the voluntary waiver/reimbursement of certain class specific expenses in the amount of $11,358 and paid the Subadvisor in the amount of $746,469.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the six-month period ended April 30, 2020, shareholder service fees incurred by the Fund were as follows:

Class R1	$110
Class R2	4,916
Class R3	2,393

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and

Investor Class shares during the six-month period ended April 30, 2020 were $955 and $825, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $51 and $4, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. Effective November 1, 2019,

26	MainStay Epoch International Choice Fund

New York Life Investments contractually agreed to limit the transfer agency expenses charged to each of the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis (excluding small account fees) after deducting any other applicable expense cap reimbursements or transfer agency waivers. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2020, transfer agent expenses incurred by the Fund and any applicable waivers were as follows:

Class	Expense	Waived

Class A	$7,179	$—
Investor Class	8,969	—
Class C	9,249	—
Class I	106,189	—
Class R1	71	—
Class R2	3,182	—
Class R3	1,552	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period

MainStay U.S. Government Liquidity Fund	$6,081	$45,556	$(47,225)	$—	$—	$4,412	$31	$—	4,412

Note 4–Federal Income Tax

As of April 30, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$310,704,399	$51,935,852	$(28,454,488)	$23,481,364

As of October 31, 2019, for federal income tax purposes, capital loss carryforwards of $144,009,111 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or have expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$88,005	$56,004

The Fund utilized $8,546,362 of capital loss carryforwards during the year ended October 31, 2019.

During the year ended October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019

Distributions paid from:
Ordinary Income	$9,333,179

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount

27

Notes to Financial Statements (Unaudited) (continued)

payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2020, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7—Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 8—Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2020, purchases and sales of securities, other than short-term securities, were $104,669 and $132,943, respectively.

Note 9—Capital Share Transactions

Transactions in capital shares for the six-month period ended April 30, 2020 and the year ended October 31, 2019, were as follows:

Class A	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	28,500	$988,621
Shares issued to shareholders in reinvestment of distributions	16,255	578,034
Shares redeemed	(76,731)	(2,587,835)

Net increase (decrease) in shares outstanding before conversion	(31,976)	(1,021,180)
Shares converted into Class A (See Note 1)	13,297	480,147
Shares converted from Class A (See Note 1)	(634)	(19,457)

Net increase (decrease)	(19,313)	$(560,490)

Year ended October 31, 2019:
Shares sold	95,056	$3,239,530
Shares issued to shareholders in reinvestment of distributions	10,853	338,414
Shares redeemed	(166,560)	(5,662,319)

Net increase (decrease) in shares outstanding before conversion	(60,651)	(2,084,375)
Shares converted into Class A (See Note 1)	13,286	448,051
Shares converted from Class A (See Note 1)	(4,203)	(141,470)

Net increase (decrease)	(51,568)	$(1,777,794)

Investor Class	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	6,340	$208,248
Shares issued to shareholders in reinvestment of distributions	4,140	147,224
Shares redeemed	(10,256)	(346,127)

Net increase (decrease) in shares outstanding before conversion	224	9,345
Shares converted into Investor Class (See Note 1)	1,074	34,693
Shares converted from Investor Class (See Note 1)	(13,072)	(471,873)

Net increase (decrease)	(11,774)	$(427,835)

Year ended October 31, 2019:
Shares sold	22,437	$769,810
Shares issued to shareholders in reinvestment of distributions	2,345	73,144
Shares redeemed	(31,717)	(1,082,901)

Net increase (decrease) in shares outstanding before conversion	(6,935)	(239,947)
Shares converted into Investor Class (See Note 1)	13,426	449,080
Shares converted from Investor Class (See Note 1)	(6,054)	(204,679)

Net increase (decrease)	437	$4,454

Class C	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	353	$11,404
Shares issued to shareholders in reinvestment of distributions	2,660	93,255
Shares redeemed	(16,702)	(568,555)

Net increase (decrease) in shares outstanding before conversion	(13,689)	(463,896)
Shares converted from Class C (See Note 1)	(825)	(27,819)

Net increase (decrease)	(14,514)	$(491,715)

Year ended October 31, 2019:
Shares sold	5,810	$186,624
Shares issued to shareholders in reinvestment of distributions	1,330	40,847
Shares redeemed	(93,066)	(3,088,180)

Net increase (decrease) in shares outstanding before conversion	(85,926)	(2,860,709)
Shares converted from Class C (See Note 1)	(16,745)	(550,982)

Net increase (decrease)	(102,671)	$(3,411,691)

Class I	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	161,607	$5,008,810
Shares issued to shareholders in reinvestment of distributions	275,900	9,791,683
Shares redeemed	(981,912)	(34,672,497)

Net increase in shares outstanding before conversion	(544,405)	(19,872,004)
Shares converted into Class I (See Note 1)	140	4,309

Net increase (decrease)	(544,265)	$(19,867,695)

Year ended October 31, 2019:
Shares sold	802,422	$27,291,160
Shares issued to shareholders in reinvestment of distributions	275,577	8,578,698
Shares redeemed	(5,445,753)	(177,927,525)

Net increase (decrease)	(4,367,754)	$(142,057,667)

28	MainStay Epoch International Choice Fund

Class R1	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	697	$22,026
Shares issued to shareholders in reinvestment of distributions	163	5,764
Shares redeemed	(1,331)	(38,747)

Net increase (decrease)	(471)	$(10,957)

Year ended October 31, 2019:
Shares sold	1,185	$39,616
Shares issued to shareholders in reinvestment of distributions	113	3,511
Shares redeemed	(1,687)	(58,962)

Net increase (decrease)	(389)	$(15,835)

Class R2	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	15,865	$510,425
Shares issued to shareholders in reinvestment of distributions	7,208	256,320
Shares redeemed	(66,778)	(2,235,373)

Net increase (decrease)	(43,705)	$(1,468,628)

Year ended October 31, 2019:
Shares sold	140,549	$4,639,758
Shares issued to shareholders in reinvestment of distributions	5,497	171,382
Shares redeemed	(279,437)	(9,241,826)

Net increase (decrease)	(133,391)	$(4,430,686)

Class R3	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	11,590	$369,478
Shares issued to shareholders in reinvestment of distributions	3,056	108,226
Shares redeemed	(23,126)	(789,726)

Net increase (decrease)	(8,480)	$(312,022)

Year ended October 31, 2019:
Shares sold	68,632	$2,241,714
Shares issued to shareholders in reinvestment of distributions	1,596	49,548
Shares redeemed	(94,284)	(3,098,352)

Net increase (decrease)	(24,056)	$(807,090)

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of April 30, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2020, events and transactions subsequent to April 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19 is uncertain and could adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay Epoch International Choice Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Epoch that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and Epoch in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and Epoch personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to the Fund’s shareholders.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or Epoch. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Epoch. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Epoch resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity

30	MainStay Epoch International Choice Fund

to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and Epoch

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of Epoch, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of Epoch and ongoing analysis of, and interactions with, Epoch with respect to, among other things, the Fund’s investment performance and risks as well as Epoch’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).

The Board also examined the nature, extent and quality of the investment advisory services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and advising other portfolios and Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and New York Life Investments’ and Epoch’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments and Epoch believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Epoch. The Board reviewed Epoch’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, generally placing greater emphasis on the Fund’s long-term performance track record. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to Epoch as well as discussions between the

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering the investment performance of the Fund, the Board noted that the Fund underperformed its peer funds for the five- and ten-year periods ended July 31, 2019, and performed in line with its peer funds for the one- and three-year periods ended July 31, 2019. The Board considered its discussions with representatives from New York Life Investments and Epoch regarding the Fund’s investment performance relative to that of its benchmark index and peer funds.

Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered information provided by New York Life Investments and Epoch with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. The Board considered that Epoch’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that this fee is paid by New York Life Investments, not the Fund. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Fund.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and Epoch and profits realized by New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and Epoch and acknowledged that New York Life Investments and Epoch must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by

New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and Epoch and their affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between Epoch and its affiliates and New York Life Investments and its affiliates. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive. With respect to Epoch, the Board considered that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch, acknowledging that any such profits are based on the subadvisory fee paid to Epoch by New York Life Investments, not the Fund.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating

32	MainStay Epoch International Choice Fund

expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to Epoch is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past six years.

Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

33

Discussion of the Operation and Effectiveness of the Fund’s

Liquidity Risk Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund’s liquidity risk. The Board of Trustees of MainStay Funds Trust (the “Board”) designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments and (iii) the Fund’s investment strategy continues to be appropriate for an open-end fund.

In accordance with the Program, the Fund’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

34	MainStay Epoch International Choice Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

35

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay Short Term Bond Fund4

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund5

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund6

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund7

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund8

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.9

Brussels, Belgium

Candriam Luxembourg S.C.A.9

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC9

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC9

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective August 31, 2020, MainStay MacKay Infrastructure Bond Fund will be renamed MainStay MacKay U.S. Infrastructure Bond Fund.
4.	Formerly known as MainStay Indexed Bond Fund.
5.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
6.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
7.	Effective July 31, 2020, MainStay Growth Allocation Fund will be renamed MainStay Equity Allocation Fund.
8.	Effective July 31, 2020, MainStay Moderate Growth Allocation Fund will be named MainStay Growth Allocation Fund.
9.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1737115 MS086-20	MSEIC10-06/20 (NYLIM) NL319

MainStay Epoch U.S. All Cap Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Financial markets experienced high levels of volatility in response to the spreading of a novel coronavirus, which causes the disease known as COVID-19, and a sharpening decline in global economic activity during the six months ended April 30, 2020.

After gaining ground during the first three and a half months of the reporting period, most broad stock and bond indices began to dip in late February as a growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crises; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment.

In the United States, with the number of reported U.S. COVID-19 cases continuing to rise, the Federal Reserve (“Fed”) cut interest rates twice and announced unlimited quantitative easing. In late March, the federal government declared a national emergency as unemployment claims increased by 22 million in a four-week period, and Congress passed and the President signed the CARES Act to provide a $2 trillion stimulus package, with the promise of further aid for consumers and businesses to come. Investors generally responded positively to the government’s fiscal and monetary measures, as well as prospects for a gradual lessening of restrictions on non-essential businesses. Accordingly, despite mounting signs of recession and rapidly rising unemployment levels, in April, markets regained some of the ground that they had lost in the previous month.

For the reporting period as a whole, U.S. equity indices produced broadly negative performance. Traditionally more volatile small- and mid-cap stocks were particularly hard hit, and value stocks tended to underperform their growth-oriented counterparts. The energy sector suffered the steepest declines due to weakening demand and an escalating petroleum price war between Saudi Arabia and Russia, the world’s second and third largest petroleum producers after the United States. Most other sectors sustained substantial, though milder losses.

The health care and information technology sectors, both of which rebounded strongly in April, generally ended the reporting period in positive territory. International equities followed patterns similar to those seen in the United States, with a decline in March followed by a partial recovery in April. Overall, however, U.S. stocks ended the reporting period with milder losses than those of most other developed and developing economies.

Fixed-income markets also experienced unusually high levels of volatility. Corporate bonds lost value in March before partly recovering in April, with speculative high-yield credit facing the brunt of risk-off investor sentiment. High-grade municipal bonds dipped briefly in mid-March before regaining most of the lost ground, outperforming lower-grade, higher-yielding municipal securities. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. At the opposite end of the fixed-income risk spectrum, emerging-market debt underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the curve of the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so that they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2020

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1/2/2004	–18.76 –14.03%	–15.62 –10.71%	2.73 3.89%	7.87 8.48%	1.22 1.22%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–18.85 –14.13	–15.84 –10.94	2.43 3.60	7.49 8.10	1.53 1.53
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	1/2/2004	–18.18 –14.48	–15.45 –11.63	2.60 2.83	7.29 7.29	2.28 2.28
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	1/2/2004	–15.22 –14.48	–12.39 –11.62	2.82 2.82	7.28 7.28	2.28 2.28
Class I Shares	No Sales Charge		1/2/1991	–13.91	–10.45	4.16	8.75	0.97
Class R6 Shares	No Sales Charge		2/28/2018	–13.84	–10.38	N/A	–2.58	0.89
1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

Russell 3000® Index[4]	–4.33%	–1.04%	8.33%	11.29%
Morningstar Large Blend Category Average[5]	–5.93	–2.85	6.81	9.96

4.

The Russell 3000® Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Morningstar Large Blend Category Average is representative of funds that represent the overall US stock market in size, growth rates and price.
Stocks in the top 70% of the capitalization of the US equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of US industries, and owing to their broad exposure, the portfolios’ returns are often similar to those of the S&P 500® Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch U.S. All Cap Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch U.S. All Cap Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2019, to April 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2019, to April 30, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/19	Ending Account Value (Based on Actual Returns and Expenses) 4/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$859.70	$5.69	$1,018.75	$6.17	1.23%

Investor Class Shares	$1,000.00	$858.70	$6.93	$1,017.40	$7.52	1.50%

Class B Shares	$1,000.00	$855.20	$10.38	$1,013.67	$11.27	2.25%

Class C Shares	$1,000.00	$855.20	$10.38	$1,013.67	$11.27	2.25%

Class I Shares	$1,000.00	$860.90	$4.53	$1,019.99	$4.92	0.98%

Class R6 Shares	$1,000.00	$861.60	$4.17	$1,020.39	$4.52	0.90%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of April 30, 2020 (Unaudited)

Software	10.3%

Interactive Media & Services	8.7

Semiconductors & Semiconductor Equipment	7.3

Health Care Providers & Services	5.7

Life Sciences Tools & Services	5.4

Specialty Retail	4.5

Media	4.1

Health Care Equipment & Supplies	4.0

Multiline Retail	3.5

Pharmaceuticals	3.5

Insurance	3.3

Banks	3.2

Food & Staples Retailing	3.1

Capital Markets	3.0

Food Products	2.5

Entertainment	2.1

IT Services	1.8

Communications Equipment	1.6

Electrical Equipment	1.5

Building Products	1.4

Chemicals	1.4%

Thrifts & Mortgage Finance	1.4

Aerospace & Defense	1.3

Hotels, Restaurants & Leisure	1.3

Household Durables	1.3

Oil, Gas & Consumable Fuels	1.3

Road & Rail	1.3

Diversified Financial Services	1.2

Air Freight & Logistics	1.0

Real Estate Management & Development	1.0

Beverages	0.9

Construction & Engineering	0.9

Construction Materials	0.9

Professional Services	0.8

Machinery	0.7

Short-Term Investments	4.1

Other Assets, Less Liabilities	–1.3

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings as of April 30, 2020 (excluding short-term investments) (Unaudited)

1.	Microsoft Corp.

2.	Alphabet, Inc., Class C

3.	Facebook, Inc., Class A

4.	UnitedHealth Group, Inc.

5.	Broadcom, Inc.
6.	Pfizer, Inc.

7.	Centene Corp.

8.	Danaher Corp.

9.	Dollar Tree, Inc.

10.	Electronic Arts, Inc.

8	MainStay Epoch U.S. All Cap Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers David N. Pearl, Michael A. Welhoelter, CFA, William W. Priest, CFA, and Justin Howell, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch U.S. All Cap Fund perform relative to its benchmark and peer group during the six months ended April 30, 2020?

For the six months ended April 30, 2020, Class I shares of MainStay Epoch U.S. All Cap Fund returned –13.91%, underperforming the –4.33% return of the Fund’s primary benchmark, the Russell 3000® Index. Over the same period, Class I shares also underperformed the –5.93% return of the Morningstar Large Blend Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund underperformed the Russell 3000® Index largely due to security selections in the consumer discretionary, industrials and real estate sectors that detracted from relative performance.

During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?

Absolute returns were primarily impacted by the broad decline in global equities markets brought on by the COVID-19 outbreak becoming a global pandemic. Stocks tumbled swiftly into a bear market, with some markets reporting their worst quarter in decades as governments voluntarily shut down their economies to slow the spread of the virus. The Fund’s liquidity was not impacted. Exposure to certain economically sensitive stocks did influence performance, as detailed in the comments that follow.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, energy, health care and utilities provided the strongest positive contributions to relative performance. (Contributions take weightings and total returns into account.) Over the same period, consumer discretionary, industrials and information technology detracted most from the Fund’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

Software company Microsoft provided the strongest positive contribution to the Fund’s absolute performance during the reporting period. Microsoft’s shares rose after the company reported robust revenue growth and a corresponding increase in net income. These numbers reflected particularly strong performance for the company’s cloud computing business, Azure. Azure also scored some high-profile wins, including a cloud computing contract from the U.S. Department of Defense for the Joint Enterprise Defense Infrastructure (“JEDI”) worth up to $10 billion over a decade. Additionally, rival Salesforce said it would tap Azure to run its marketing cloud service. It appears to us that not only is the company successfully transitioning its customers to the cloud, it is also making progress in moving Microsoft Office users to the recurring revenue model of Office 365. We believe the cloud opportunity is vast and the company is investing appropriately to capture their fair share of this growth.

Multinational health care plan provider Centene generated healthy gains for the Fund as well, reporting strong year-over-year growth and rising managed care membership numbers. Centene continued to generate a higher return on equity (“ROE”) than its peers through efficient program management and greater business diversification. We also believe that state government outsourcing initiatives provide the company with strong long-term growth prospects.

One of the most prominent detractors from the Fund’s absolute performance was real estate investment trust (“REIT”) Ventas. The company, one of the largest owners and operators of nursing homes and assisted living facilities, saw shares come under pressure due to a temporary, construction-related increase in supply in its senior housing business. With the advent of the Covid-19 pandemic, investors grew concerned that senior housing could prove vulnerable to the elevated mortality rates associated with that high-risk demographic group, possibly leading to a net decline in occupancy. As supply dynamics may not improve in 2020, we opted to sell the Fund’s position.

Aircraft maker Boeing’s stock initially came under pressure due to the grounding of the company’s 737 MAX aircraft, and more recently in response to concern that a decline in air travel resulting from the Covid-19 pandemic could lead to increased cancellations of new plane orders. However, we view Boeing as a very attractive long-term holding and believe it is likely to outperform the market once investors can see an end to the Covid-19 economic slowdown and a return to normalcy. We believe Boeing has sufficient cash to weather the current slowdown and expect government stimulus support to bolster this major exporter in a strategic industry. In the meantime, Boeing

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

9

can access sufficient cash to continue producing new airplanes with full staffing for months and could cut costs considerably if needed by slowing or shutting production and reducing payrolls. Prior to the virus, air travel was a secular growth business driving new and replacement sales. We believe it is likely to be a growth business again, with Boeing well positioned for a rapid return to profitability.

What were some of the Fund’s largest purchases and sales during the reporting period?

Significant new purchases during the reporting period included shares in industrial software developer Aspen Technology and discount retailer Dollar General.

Aspen Technology is a leading global supplier of software solutions that optimize asset design, operations and maintenance in complex industrial environments. The company’s aspenONE software platform helps improve process-oriented plant efficiency, thereby lowering capital intensity, increasing working capital efficiency and improving margins. The company is also expanding with predictive maintenance software designed to reduce customers’ unplanned downtime and increase operating rates. We view Aspen as a very well-run business, with industry-leading margins and a disciplined spending and capital return process. While the downturn in the energy market is pressuring capital spending at major customers, Aspen continues to grow its business due to the critical nature of its software. Aspen contracts are typically 5-6 years in length with provisions for annual price escalations and little leeway for customers to downsize until contract end. Annual attrition is among the best in the software industry. In our opinion, the level and sustainability of the company’s forward cash generation is undervalued.

Dollar General operates a chain of over 13,000 discount retail stores, located primarily in the southern, southwestern, midwestern, and eastern United States. The expansive size of a typical store offers consumers the ability to easily get in and out for both stock-up and fill-in purchases. The company is also well positioned to go into smaller markets, locating stores closer to where consumers live. We see significant growth opportunities for the company in new stores, as well as improved same-store productivity. In our opinion, Dollar General also has a sizable opportunity to increase margins through additional direct sourcing, a higher mix of discretionary items and greater mix of private label, reduced shrink and lower transportation costs.

During the reporting period, the Fund sold its entire position in media company Discovery after the company withdrew its fiscal year 2020 guidance in response to the postponement of the 2020 Summer Olympics, to which Discovery held the European broadcasting rights. Due to the level of uncertainty surrounding the company’s near-term outlook, we opted to sell the Fund’s position.

Another major sale involved the Fund’s holdings in materials and chemicals maker DuPont de Nemours after the company reported fourth quarter 2019 results that were below analyst expectations. According to the company, higher prices across most segments were more than offset by lower volumes as DuPont faced declining demand in many of its end markets including China. This led to a companywide decline in sales and profits year over year. Importantly, management also indicated that it now expects that 2020 profits will be flat, despite continuing cost reductions and higher prices. Our view had been that portfolio optimization and a return to growth in 2020 would be important catalysts for the stock. In light of management’s recent announcement, we no longer hold this view, leading us to sell the Fund’s position.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund’s most significant sector weighting increases were in health care and consumer staples. Over the same period, the Fund reduced its sector weighting in industrials and financials.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2020, the Fund held its largest overweight allocations relative to the Russell 3000® Index in the communication services and health care sectors. As of the same date, the Fund’s most significantly underweight positions relative to the benchmark were in information technology and utilities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch U.S. All Cap Fund

Portfolio of Investments April 30, 2020 (Unaudited)

	Shares	Value
Common Stocks 97.2%†
Aerospace & Defense 1.3%
Boeing Co.	46,334	$6,534,021

Air Freight & Logistics 1.0%
XPO Logistics, Inc. (a)	71,671	4,783,323

Banks 3.2%
Bank of America Corp.	387,954	9,330,294
Bank OZK	298,152	6,744,198

		16,074,492

Beverages 0.9%
Coca-Cola Co.	92,366	4,238,676

Building Products 1.4%
Trane Technologies PLC	80,426	7,030,841

Capital Markets 3.0%
KKR & Co., Inc., Class A	294,771	7,431,177
Morgan Stanley	195,720	7,717,239

		15,148,416

Chemicals 1.4%
Linde PLC	37,796	6,954,086

Communications Equipment 1.6%
Arista Networks, Inc. (a)	35,874	7,867,168

Construction & Engineering 0.9%
Jacobs Engineering Group, Inc.	52,920	4,379,130

Construction Materials 0.9%
Martin Marietta Materials, Inc.	23,157	4,405,156

Diversified Financial Services 1.2%
Equitable Holdings, Inc.	321,048	5,881,599

Electrical Equipment 1.5%
AMETEK, Inc.	87,167	7,310,696

Entertainment 2.1%
Electronic Arts, Inc. (a)	90,964	10,393,547

Food & Staples Retailing 3.1%
Performance Food Group Co. (a)	179,686	5,273,784
Walmart, Inc.	82,794	10,063,611

		15,337,395

Food Products 2.5%
McCormick & Co., Inc.	40,481	6,349,040

	Shares	Value
Food Products (continued)
Post Holdings, Inc. (a)	65,395	$6,006,531

		12,355,571

Health Care Equipment & Supplies 4.0%
Boston Scientific Corp. (a)	209,202	7,840,891
Danaher Corp.	73,918	12,082,636

		19,923,527

Health Care Providers & Services 5.7%
Centene Corp. (a)	189,732	12,632,357
UnitedHealth Group, Inc.	54,547	15,953,361

		28,585,718

Hotels, Restaurants & Leisure 1.3%
Restaurant Brands International, Inc.	93,589	4,613,938
Vail Resorts, Inc.	12,319	2,106,549

		6,720,487

Household Durables 1.3%
NVR, Inc. (a)	2,055	6,370,500

Insurance 3.3%
American International Group, Inc.	197,037	5,010,651
MetLife, Inc.	152,335	5,496,247
Willis Towers Watson PLC	33,627	5,995,358

		16,502,256

Interactive Media & Services 8.7%
Alphabet, Inc., Class C (a)	16,813	22,675,020
Facebook, Inc., Class A (a)	101,656	20,810,000

		43,485,020

IT Services 1.8%
Visa, Inc., Class A	49,589	8,862,546

Life Sciences Tools & Services 5.4%
Agilent Technologies, Inc.	131,332	10,067,911
Charles River Laboratories International, Inc. (a)	54,857	7,936,162
Thermo Fisher Scientific, Inc.	25,829	8,644,450

		26,648,523

Machinery 0.7%
Middleby Corp. (a)	58,964	3,280,167

Media 4.1%
Charter Communications, Inc., Class A (a)	19,448	9,631,233
Liberty Media Corp-Liberty SiriusXM, Class A (a)	142,312	4,797,338
Nexstar Media Group, Inc., Class A	82,525	5,780,051

		20,208,622

Multiline Retail 3.5%
Dollar General Corp.	40,148	7,037,944
Dollar Tree, Inc. (a)	132,676	10,570,297

		17,608,241

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels 1.3%
Texas Pacific Land Trust (b)	11,472	$6,535,025

Pharmaceuticals 3.5%
Merck & Co., Inc.	60,192	4,775,633
Pfizer, Inc.	332,554	12,756,772

		17,532,405

Professional Services 0.8%
Insperity, Inc.	80,426	3,837,124

Real Estate Management & Development 1.0%
Jones Lang LaSalle, Inc.	48,736	5,145,547

Road & Rail 1.3%
Norfolk Southern Corp.	38,431	6,575,544

Semiconductors & Semiconductor Equipment 7.3%
Applied Materials, Inc.	123,681	6,144,472
Broadcom, Inc.	48,968	13,300,688
Micron Technology, Inc. (a)	158,219	7,577,108
Universal Display Corp.	63,717	9,565,196

		36,587,464

Software 10.3%
Aspen Technology, Inc. (a)	36,881	3,771,082
Dropbox, Inc., Class A (a)	333,533	7,010,864
Microsoft Corp.	226,125	40,523,861

		51,305,807

Specialty Retail 4.5%
CarMax, Inc. (a)	78,943	5,814,152
Home Depot, Inc.	39,593	8,703,729
TJX Cos., Inc.	159,148	7,806,209

		22,324,090

	Shares	Value
Thrifts & Mortgage Finance 1.4%
Axos Financial, Inc. (a)	304,815	$7,025,986

Total Common Stocks (Cost $421,018,113)		483,758,716

Short-Term Investments 4.1%
Affiliated Investment Company 2.9%
MainStay U.S. Government Liquidity Fund, 0.01% (c)	14,388,775	14,388,775

Unaffiliated Investment Company 1.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.19% (c)(d)	5,938,457	5,938,457

Total Short-Term Investments (Cost $20,327,232)		20,327,232

Total Investments (Cost $441,345,345)	101.3%	504,085,948
Other Assets, Less Liabilities	(1.3)	(6,233,280)
Net Assets	100.0%	$497,852,668

†	Percentages indicated are based on Fund net assets.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of April 30, 2020, the aggregate market value of securities on loan was $5,919,233. The Fund received cash collateral with a value of $5,938,457 (See Note 2(H)).

(c)	Current yield as of April 30, 2020.

(d)	Represents a security purchased with cash collateral received for securities on loan.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2020, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$483,758,716	$—	$—	$483,758,716
Short-Term Investments
Affiliated Investment Company	14,388,775	—	—	14,388,775
Unaffiliated Investment Company	5,938,457	—	—	5,938,457

Total Short-Term Investments	20,327,232	—	—	20,327,232

Total Investments in Securities	$504,085,948	$—	$—	$504,085,948

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

12	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2020 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $426,956,570) including securities on loan of $5,919,233	$489,697,173
Investment in affiliated investment company, at value (identified cost $14,388,775)	14,388,775
Receivables:
Dividends	68,705
Fund shares sold	49,523
Securities lending	2,362
Other assets	55,261

Total assets	504,261,799

Liabilities
Cash collateral received for securities on loan	5,938,457
Payables:
Manager (See Note 3)	324,174
Fund shares redeemed	47,356
Professional fees	34,135
Transfer agent (See Note 3)	30,588
NYLIFE Distributors (See Note 3)	11,014
Shareholder communication	9,382
Custodian	3,918
Trustees	1,774
Accrued expenses	8,250
Dividend payable	83

Total liabilities	6,409,131

Net assets	$497,852,668

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$22,400
Additional paid-in capital	455,913,406

455,935,806
Total distributable earnings (loss)	41,916,862

Net assets	$497,852,668

Class A
Net assets applicable to outstanding shares	$33,705,480

Shares of beneficial interest outstanding	1,714,246

Net asset value per share outstanding	$19.66
Maximum sales charge (5.50% of offering price)	1.14

Maximum offering price per share outstanding	$20.80

Investor Class
Net assets applicable to outstanding shares	$8,948,192

Shares of beneficial interest outstanding	467,829

Net asset value per share outstanding	$19.13
Maximum sales charge (5.50% of offering price)	1.11

Maximum offering price per share outstanding	$20.24

Class B
Net assets applicable to outstanding shares	$1,728,077

Shares of beneficial interest outstanding	110,675

Net asset value and offering price per share outstanding	$15.61

Class C
Net assets applicable to outstanding shares	$1,968,790

Shares of beneficial interest outstanding	126,006

Net asset value and offering price per share outstanding	$15.62

Class I
Net assets applicable to outstanding shares	$83,524,816

Shares of beneficial interest outstanding	3,695,970

Net asset value and offering price per share outstanding	$22.60

Class R6
Net assets applicable to outstanding shares	$367,977,313

Shares of beneficial interest outstanding	16,285,211

Net asset value and offering price per share outstanding	$22.60

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the six months ended April 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$4,462,899
Dividends-affiliated	77,101
Securities lending	2,744

Total income	4,542,744

Expenses
Manager (See Note 3)	2,505,103
Transfer agent (See Note 3)	98,343
Distribution/Service—Class A (See Note 3)	48,369
Distribution/Service—Investor Class (See Note 3)	12,322
Distribution/Service—Class B (See Note 3)	10,848
Distribution/Service—Class C (See Note 3)	11,367
Registration	51,986
Professional fees	45,260
Custodian	13,301
Trustees	8,087
Interest expense	8,035
Shareholder communication	2,069
Miscellaneous	17,964

Total expenses before waiver/reimbursement	2,833,054
Expense waiver/reimbursement from Manager (See Note 3)	(4,403)

Net expenses	2,828,651

Net investment income (loss)	1,714,093

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	(21,118,866)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(54,479,829)

Net realized and unrealized gain (loss) on investments	(75,598,695)

Net increase (decrease) in net assets resulting from operations	$(73,884,602)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $9,585.

14	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2020 (Unaudited) and the year ended October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,714,093	$4,412,853
Net realized gain (loss) on investments	(21,118,866)	74,938,702
Net change in unrealized appreciation (depreciation) on investments	(54,479,829)	18,701,112

Net increase (decrease) in net assets resulting from operations	(73,884,602)	98,052,667

Distributions to shareholders:
Class A	(4,654,940)	(2,801,464)
Investor Class	(1,214,379)	(748,452)
Class B	(328,517)	(267,413)
Class C	(330,063)	(335,188)
Class I	(11,268,555)	(7,662,366)
Class R6	(52,208,934)	(43,716,388)

Total distributions to shareholders	(70,005,388)	(55,531,271)

Capital share transactions:
Net proceeds from sale of shares	24,107,208	49,289,222
Net asset value of shares issued to shareholders in reinvestment of distributions	69,838,068	55,401,254
Cost of shares redeemed	(139,674,746)	(183,433,740)

Increase (decrease) in net assets derived from capital share transactions	(45,729,470)	(78,743,264)

Net increase (decrease) in net assets	(189,619,460)	(36,221,868)

Net Assets
Beginning of period	687,472,128	723,693,996

End of period	$497,852,668	$687,472,128

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class A	2020*		2019		2018	2017	2016	2015

Net asset value at beginning of period	$25.79		$24.52		$28.13	$23.22	$26.66	$28.35

Net investment income (loss) (a)	0.03		0.08		0.09	0.16	0.37	0.20

Net realized and unrealized gain (loss) on investments	(3.17)		3.19		(0.00)‡	5.82	(0.60)	0.87

Total from investment operations	(3.14)		3.27		0.09	5.98	(0.23)	1.07

Less distributions:

From net investment income	(0.12)		(0.10)		—	(0.45)	(0.24)	(0.21)

From net realized gain on investments	(2.87)		(1.90)		(3.70)	(0.62)	(2.97)	(2.55)

Total distributions	(2.99)		(2.00)		(3.70)	(1.07)	(3.21)	(2.76)

Net asset value at end of period	$19.66		$25.79		$24.52	$28.13	$23.22	$26.66

Total investment return (b)	(14.03%)		14.69%		0.01%	26.53%	(0.79%)	4.00%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.29	% ††	0.32%		0.33%	0.64%	1.60%	0.76%

Net expenses (c)	1.23	% ††(d)	1.22	%(d)	1.17%	1.15%	1.15%	1.13%

Portfolio turnover rate	27%		51%		41%	42%	45%	30%

Net assets at end of period (in 000’s)	$33,705		$39,919		$33,828	$33,568	$21,248	$23,644

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

	Six months ended April 30,		Year ended October 31,

Investor Class	2020*		2019		2018	2017	2016	2015

Net asset value at beginning of period	$25.14		$23.96		$27.64	$22.82	$26.24	$27.95

Net investment income (loss) (a)	0.00	‡	0.02		0.02	0.10	0.29	0.12

Net realized and unrealized gain (loss) on investments	(3.08)		3.11		(0.00)‡	5.71	(0.58)	0.84

Total from investment operations	(3.08)		3.13		0.02	5.81	(0.29)	0.96

Less distributions:

From net investment income	(0.06)		(0.05)		—	(0.37)	(0.16)	(0.12)

From net realized gain on investments	(2.87)		(1.90)		(3.70)	(0.62)	(2.97)	(2.55)

Total distributions	(2.93)		(1.95)		(3.70)	(0.99)	(3.13)	(2.67)

Net asset value at end of period	$19.13		$25.14		$23.96	$27.64	$22.82	$26.24

Total investment return (b)	(14.13%)		14.37%		(0.28%)	26.22%	(1.07%)	3.62%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.03	% ††	0.07%		0.08%	0.38%	1.28%	0.44%

Net expenses (c)	1.50	% ††(d)	1.48	%(d)	1.43%	1.46%	1.48%	1.45%

Expenses (before waiver/reimbursement) (c)	1.56	% ††(d)	1.53	%(d)	1.48%	1.46%	1.48%	1.45%

Portfolio turnover rate	27%		51%		41%	42%	45%	30%

Net assets at end of period (in 000’s)	$8,948		$10,316		$9,225	$9,973	$11,846	$12,884

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

16	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class B	2020*		2019		2018	2017	2016	2015

Net asset value at beginning of period	$21.06		$20.48		$24.31	$20.18	$23.56	$25.42

Net investment income (loss) (a)	(0.06)		(0.13)		(0.14)	(0.09)	0.12	(0.07)

Net realized and unrealized gain (loss) on investments	(2.52)		2.61		0.01	5.05	(0.53)	0.76

Total from investment operations	(2.58)		2.48		(0.13)	4.96	(0.41)	0.69

Less distributions:

From net investment income	—		—		—	(0.21)	—	—

From net realized gain on investments	(2.87)		(1.90)		(3.70)	(0.62)	(2.97)	(2.55)

Total distributions	(2.87)		(1.90)		(3.70)	(0.83)	(2.97)	(2.55)

Net asset value at end of period	$15.61		$21.06		$20.48	$24.31	$20.18	$23.56

Total investment return (b)	(14.48%)		13.55%		(1.03%)	25.26%	(1.78%)	2.85%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.71	%)††	(0.66%)		(0.66%)	(0.39%)	0.58%	(0.30%)

Net expenses (c)	2.25	% ††(d)	2.23	% (d)	2.18%	2.21%	2.23%	2.20%

Expenses (before waiver/reimbursement) (c)	2.30	% ††(d)	2.28	% (d)	2.23%	2.21%	2.23%	2.20%

Portfolio turnover rate	27%		51%		41%	42%	45%	30%

Net assets at end of period (in 000’s)	$1,728		$2,435		$2,889	$3,906	$3,707	$4,777

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

	Six months ended April 30,		Year ended October 31,

Class C	2020*		2019		2018	2017	2016	2015

Net asset value at beginning of period	$21.07		$20.49		$24.32	$20.19	$23.59	$25.44

Net investment income (loss) (a)	(0.07)		(0.12)		(0.15)	(0.09)	0.12	(0.08)

Net realized and unrealized gain (loss) on investments	(2.51)		2.60		0.02	5.05	(0.55)	0.78

Total from investment operations	(2.58)		2.48		(0.13)	4.96	(0.43)	0.70

Less distributions:

From net investment income	—		—		—	(0.21)	—	—

From net realized gain on investments	(2.87)		(1.90)		(3.70)	(0.62)	(2.97)	(2.55)

Total distributions	(2.87)		(1.90)		(3.70)	(0.83)	(2.97)	(2.55)

Net asset value at end of period	$15.62		$21.07		$20.49	$24.32	$20.19	$23.59

Total investment return (b)	(14.48%)		13.54%		(1.03%)	25.24%	(1.86%)	2.88%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.73	%)††	(0.63%)		(0.67%)	(0.40%)	0.58%	(0.32%)

Net expenses (c)	2.25	% ††(d)	2.23	% (d)	2.18%	2.21%	2.23%	2.20%

Expenses (before waiver/reimbursement) (c)	2.31	% ††(d)	2.28	% (d)	2.23%	2.21%	2.23%	2.20%

Portfolio turnover rate	27%		51%		41%	42%	45%	30%

Net assets at end of period (in 000’s)	$1,969		$2,490		$3,642	$4,218	$3,661	$5,001

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class I	2020*		2019		2018	2017	2016	2015

Net asset value at beginning of period	$29.23		$27.52		$31.11	$25.57	$29.02	$30.62

Net investment income (loss) (a)	0.07		0.16		0.21	0.26	0.47	0.30

Net realized and unrealized gain (loss) on investments	(3.65)		3.62		(0.05)	6.40	(0.65)	0.93

Total from investment operations	(3.58)		3.78		0.16	6.66	(0.18)	1.23

Less distributions:

From net investment income	(0.18)		(0.17)		(0.05)	(0.50)	(0.30)	(0.28)

From net realized gain on investments	(2.87)		(1.90)		(3.70)	(0.62)	(2.97)	(2.55)

Total distributions	(3.05)		(2.07)		(3.75)	(1.12)	(3.27)	(2.83)

Net asset value at end of period	$22.60		$29.23		$27.52	$31.11	$25.57	$29.02

Total investment return (b)	(13.91%)		14.97%		0.25%	26.83%	(0.51%)	4.24%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.55	% ††	0.58%		0.70%	0.92%	1.86%	1.03%

Net expenses (c)	0.98	% ††(d)	0.97	%(d)	0.90%	0.90%	0.90%	0.88%

Portfolio turnover rate	27%		51%		41%	42%	45%	30%

Net assets at end of period (in 000’s)	$83,525		$105,913		$102,791	$727,524	$669,617	$649,559

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

Class R6	Six months ended April 30, 2020*		Year ended October 31, 2019		February 28, 2018^ through October 31, 2018

Net asset value at beginning of period	$29.23		$27.53		$28.88

Net investment income (loss) (a)	0.08		0.18		0.10

Net realized and unrealized gain (loss) on investments	(3.64)		3.61		(1.45)

Total from investment operations	(3.56)		3.79		(1.35)

Less distributions:

From net investment income	(0.20)		(0.19)		—

From net realized gain on investments	(2.87)		(1.90)		—

Total distributions	(3.07)		(2.09)		—

Net asset value at end of period	$22.60		$29.23		$27.53

Total investment return (b)	(13.84%)		15.04%		(4.67%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.64	% ††	0.68%		0.53	% ††

Net expenses (c)	0.90	% ††(d)	0.89	%(d)	0.87	% ††

Portfolio turnover rate	27%		51%		41%

Net assets at end of period (in 000’s)	$367,977		$526,399		$571,319

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of less than 0.01%. (See Note 6)

18	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-one funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch U.S. All Cap Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has six classes of shares registered for sale. Class I shares commenced operations on January 2, 1991. Class A, Class B and Class C shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R6 shares commenced operations on February 28, 2018.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted

19

Notes to Financial Statements (Unaudited) (continued)

for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2020 is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information.

The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2020, no securities held by the Fund were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost

20	MainStay Epoch U.S. All Cap Fund

approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of April 30, 2020, the Fund did not hold any repurchase agreements.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a

21

Notes to Financial Statements (Unaudited) (continued)

money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2020, the Fund had securities on loan with an aggregate market value of $5,919,233 and received cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $5,938,457.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.85% up to $500 million; 0.825% from $500 million to $1 billion; and 0.80% in excess of $1 billion. During the six-month period ended April 30, 2020, the effective management fee rate was 0.85% (exclusive of any applicable waivers/reimbursements).

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 shares do not exceed those of Class I. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the six-month period ended April 30, 2020, New York Life Investments earned fees from the Fund in the amount of $2,505,103 and waived its fees and/or reimbursed expenses, including the voluntary waiver/reimbursement of certain class specific expenses in the amount of $4,403 and paid the Subadvisor in the amount of $1,252,551.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and

22	MainStay Epoch U.S. All Cap Fund

Investor Class shares during the six-month period ended April 30, 2020 were $8,328 and $4,226, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares during the six-month period ended April 30, 2020, of $440, $6, $680 and $83, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. Effective November 1, 2019, New York Life Investments contractually agreed to limit the transfer agency expenses charged to each of the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis (excluding small account fees) after deducting any other applicable expense cap reimbursements or transfer agency waivers. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Invest-

ments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2020, transfer agent expenses incurred by the Fund and any applicable waivers were as follows:

Class	Expense	Waived

Class A	$16,696	$—
Investor Class	20,316	(3,066)
Class B	4,441	(644)
Class C	4,672	(693)
Class I	43,446	—
Class R6	8,772	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period

MainStay U.S. Government Liquidity Fund	$17,292	$152,919	$(155,822)	$—	$—	$14,389	$77	$—	14,389

(G)  Capital.  As of April 30, 2020, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R6	$141,088,461	38.3%

Note 4–Federal Income Tax

As of April 30, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$441,814,505	$99,888,241	$(37,616,798)	$62,271,443

During the year ended October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019

Distributions paid from:
Ordinary Income	$4,703,797
Long-Term Capital Gain	50,827,474
Total	$55,531,271

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the

23

Notes to Financial Statements (Unaudited) (continued)

aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement.

During the six-month period ended April 30, 2020, the Fund utilized the line of credit for 8 days, maintained an average daily balance of $14,330,750 at a weighted average interest rate of 2.53% and incurred interest expense in the amount of $8,035. As of April 30, 2020, there were no borrowings outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2020, purchases and sales of securities, other than short-term securities, were $156,526 and $253,614, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended April 30, 2020 and the year ended October 31, 2019, were as follows:

Class A	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	173,380	$3,848,220
Shares issued to shareholders in reinvestment of distributions	197,430	4,629,738
Shares redeemed	(232,575)	(4,829,666)

Net increase (decrease) in shares outstanding before conversion	138,235	3,648,292
Shares converted into Class A (See Note 1)	30,772	712,300
Shares converted from Class A (See Note 1)	(2,666)	(50,643)

Net increase (decrease)	166,341	$4,309,949

Year ended October 31, 2019:
Shares sold	452,661	$11,143,079
Shares issued to shareholders in reinvestment of distributions	124,815	2,768,390
Shares redeemed	(456,740)	(11,103,602)

Net increase (decrease) in shares outstanding before conversion	120,736	2,807,867
Shares converted into Class A (See Note 1)	62,390	1,517,092
Shares converted from Class A (See Note 1)	(14,584)	(352,749)

Net increase (decrease)	168,542	$3,972,210

Investor Class	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	54,444	$1,159,875
Shares issued to shareholders in reinvestment of distributions	53,115	1,213,154
Shares redeemed	(30,054)	(631,790)

Net increase (decrease) in shares outstanding before conversion	77,505	1,741,239
Shares converted into Investor Class (See Note 1)	8,558	170,700
Shares converted from Investor Class (See Note 1)	(28,518)	(646,527)

Net increase (decrease)	57,545	$1,265,412

Year ended October 31, 2019:
Shares sold	136,507	$3,320,603
Shares issued to shareholders in reinvestment of distributions	34,491	747,426
Shares redeemed	(129,042)	(3,138,121)

Net increase (decrease) in shares outstanding before conversion	41,956	929,908
Shares converted into Investor Class (See Note 1)	28,797	665,702
Shares converted from Investor Class (See Note 1)	(45,405)	(1,095,911)

Net increase (decrease)	25,348	$499,699

Class B	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	1,185	$19,163
Shares issued to shareholders in reinvestment of distributions	17,559	328,176
Shares redeemed	(13,318)	(232,785)

Net increase (decrease) in shares outstanding before conversion	5,426	114,554
Shares converted from Class B (See Note 1)	(10,374)	(177,146)

Net increase (decrease)	(4,948)	$(62,592)

Year ended October 31, 2019:
Shares sold	40,434	$836,521
Shares issued to shareholders in reinvestment of distributions	14,637	267,413
Shares redeemed	(61,441)	(1,247,295)

Net increase (decrease) in shares outstanding before conversion	(6,370)	(143,361)
Shares converted from Class B (See Note 1)	(19,067)	(362,930)

Net increase (decrease)	(25,437)	$(506,291)

24	MainStay Epoch U.S. All Cap Fund

Class C	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	14,510	$220,580
Shares issued to shareholders in reinvestment of distributions	16,909	316,367
Shares redeemed	(23,117)	(409,520)

Net increase (decrease) in shares outstanding before conversion	8,302	127,427
Shares converted from Class C (See Note 1)	(502)	(8,684)

Net increase (decrease)	7,800	$118,743

Year ended October 31, 2019:
Shares sold	34,645	$702,514
Shares issued to shareholders in reinvestment of distributions	17,755	324,563
Shares redeemed	(92,542)	(1,813,005)

Net increase (decrease) in shares outstanding before conversion	(40,142)	(785,928)
Shares converted from Class C (See Note 1)	(19,393)	(371,204)

Net increase (decrease)	(59,535)	$(1,157,132)

Class I	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	236,395	$6,389,473
Shares issued to shareholders in reinvestment of distributions	413,883	11,141,699
Shares redeemed	(578,003)	(14,133,622)

Net increase (decrease)	72,275	$3,397,550

Year ended October 31, 2019:
Shares sold	422,036	$11,490,020
Shares issued to shareholders in reinvestment of distributions	302,116	7,577,074
Shares redeemed	(835,208)	(21,549,288)

Net increase (decrease)	(111,056)	$(2,482,194)

Class R6	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	582,584	$12,469,897
Shares issued to shareholders in reinvestment of distributions	1,940,131	52,208,934
Shares redeemed	(4,243,654)	(119,437,363)

Net increase (decrease)	(1,720,939)	$(54,758,532)

Year ended October 31, 2019:
Shares sold	834,960	$21,796,485
Shares issued to shareholders in reinvestment of distributions	1,744,469	43,716,388
Shares redeemed	(5,324,854)	(144,582,429)

Net increase (decrease)	(2,745,425)	$(79,069,556)

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of April 30, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2020, events and transactions subsequent to April 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19 is uncertain and could adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay Epoch U.S. All Cap Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Epoch that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and Epoch in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and Epoch personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to the Fund’s shareholders.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or Epoch. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Epoch. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Epoch resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the

26	MainStay Epoch U.S. All Cap Fund

Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and Epoch

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of Epoch, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of Epoch and ongoing analysis of, and interactions with, Epoch with respect to, among other things, the Fund’s investment performance and risks as well as Epoch’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.

The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).

The Board also examined the nature, extent and quality of the investment advisory services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and advising other portfolios and Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and New York Life Investments’ and Epoch’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments and Epoch believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Epoch. The Board reviewed Epoch’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, generally placing greater emphasis on the Fund’s long-term performance track record. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to Epoch as well as discussions between the Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered information provided by New York Life Investments and Epoch with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. The Board considered that Epoch’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that this fee is paid by New York Life Investments, not the Fund. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Fund.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and Epoch and profits realized by New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and Epoch and acknowledged that New York Life Investments and Epoch must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The

Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and Epoch and their affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between Epoch and its affiliates and New York Life Investments and its affiliates. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive. With respect to Epoch, the Board considered that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch, acknowledging that any such profits are based on the subadvisory fee paid to Epoch by New York Life Investments, not the Fund.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments,

28	MainStay Epoch U.S. All Cap Fund

because the subadvisory fee paid to Epoch is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past six years.

Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels. Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

29

Discussion of the Operation and Effectiveness of the Fund’s

Liquidity Risk Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund’s liquidity risk. The Board of Trustees of MainStay Funds Trust (the “Board”) designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments and (iii) the Fund’s investment strategy continues to be appropriate for an open-end fund.

In accordance with the Program, the Fund’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

30	MainStay Epoch U.S. All Cap Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

31

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay Short Term Bond Fund4

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund5

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund6

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund7

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund8

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.9

Brussels, Belgium

Candriam Luxembourg S.C.A.9

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC9

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC9

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective August 31, 2020, MainStay MacKay Infrastructure Bond Fund will be renamed MainStay MacKay U.S. Infrastructure Bond Fund.
4.	Formerly known as MainStay Indexed Bond Fund.
5.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
6.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
7.	Effective July 31, 2020, MainStay Growth Allocation Fund will be renamed MainStay Equity Allocation Fund.
8.	Effective July 31, 2020, MainStay Moderate Growth Allocation Fund will be named MainStay Growth Allocation Fund.
9.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1736840 MS086-20	MSEUAC10-06/20 (NYLIM) NL259

MainStay Epoch U.S. Equity Yield Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Financial markets experienced high levels of volatility in response to the spreading of a novel coronavirus, which causes the disease known as COVID-19, and a sharpening decline in global economic activity during the six months ended April 30, 2020.

After gaining ground during the first three and a half months of the reporting period, most broad stock and bond indices began to dip in late February as a growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crises; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment.

In the United States, with the number of reported U.S. COVID-19 cases continuing to rise, the Federal Reserve (“Fed”) cut interest rates twice and announced unlimited quantitative easing. In late March, the federal government declared a national emergency as unemployment claims increased by 22 million in a four-week period, and Congress passed and the President signed the CARES Act to provide a $2 trillion stimulus package, with the promise of further aid for consumers and businesses to come. Investors generally responded positively to the government’s fiscal and monetary measures, as well as prospects for a gradual lessening of restrictions on non-essential businesses. Accordingly, despite mounting signs of recession and rapidly rising unemployment levels, in April, markets regained some of the ground that they had lost in the previous month.

For the reporting period as a whole, U.S. equity indices produced broadly negative performance. Traditionally more volatile small- and mid-cap stocks were particularly hard hit, and value stocks tended to underperform their growth-oriented counterparts. The energy sector suffered the steepest declines due to weakening demand and an escalating petroleum price war between Saudi Arabia and Russia, the world’s second and third largest petroleum producers after the United States. Most other sectors sustained substantial, though milder losses.

The health care and information technology sectors, both of which rebounded strongly in April, generally ended the reporting period in positive territory. International equities followed patterns similar to those seen in the United States, with a decline in March followed by a partial recovery in April. Overall, however, U.S. stocks ended the reporting period with milder losses than those of most other developed and developing economies.

Fixed-income markets also experienced unusually high levels of volatility. Corporate bonds lost value in March before partly recovering in April, with speculative high-yield credit facing the brunt of risk-off investor sentiment. High-grade municipal bonds dipped briefly in mid-March before regaining most of the lost ground, outperforming lower-grade, higher-yielding municipal securities. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. At the opposite end of the fixed-income risk spectrum, emerging-market debt underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the curve of the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so that they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2020

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years	Gross Expense Ratio[3]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/3/2009	–18.43 –13.68%	–14.17 –9.18%	3.66 4.84%	7.67 8.28%	1.08 1.08%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	11/16/2009	–18.54 –13.80	–14.37 –9.38	3.47 4.64	7.50 8.11	1.35 1.35
Class B Shares[2,4]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	5/8/2017	–18.30 –14.11	–14.43 –10.08	0.44 1.35	N/A N/A	2.10 2.10
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	11/16/2009	–14.96 –14.12	–10.96 –10.09	3.86 3.86	7.32 7.32	2.10 2.10
Class I Shares	No Sales Charge		12/3/2008	–13.53	–8.90	5.12	8.55	0.83
Class R1 Shares[2]	No Sales Charge		5/8/2017	–13.65	–9.07	2.44	N/A	0.93
Class R2 Shares[2]	No Sales Charge		5/8/2017	–13.74	–9.29	2.17	N/A	1.18
Class R3 Shares[2]	No Sales Charge		5/8/2017	–13.81	–9.52	1.94	N/A	1.43
Class R6 Shares[2]	No Sales Charge		5/8/2017	–13.55	–8.88	2.67	N/A	0.74

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	These share classes are the result of the reorganization of MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund into the Fund.
3.

The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

Russell 1000® Value Index[5]	–13.66%	–11.01%	3.90%	8.54%
U.S. Equity Yield Composite Index[6]	–8.50	–3.81	7.72	11.04
Morningstar Large Value Category Average[7]	–13.72	–11.53	3.40	7.87

5.

The Fund has selected the Russell 1000® Value Index as its primary benchmark. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Fund has selected the U.S. Equity Yield Composite Index as its secondary benchmark. The U.S. Equity Yield Composite Index consists of the MSCI USA High Dividend Yield Index and the MSCI USA Minimum Volatility (USD) Index weighted at 60% and 40%, respectively. The MSCI USA High Dividend Yield Index is based on the MSCI USA Index and includes large and mid-cap stocks. The MSCI USA High Dividend Yield Index is designed to reflect the performance of equities in the MSCI USA Index (excluding real estate investment trusts) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The MSCI USA Minimum Volatility (USD) Index aims to reflect the performance characteristics of a minimum variance strategy applied to the large and mid-cap USA equity universe. The MSCI USA Minimum Volatility (USD) Index is calculated by optimizing the MSCI USA Index in USD for the lowest absolute risk (within a given set of constraints). Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.

The Morningstar Large Value Category Average is representative of funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch U.S. Equity Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch U.S. Equity Yield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2019, to April 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2019, to April 30, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/19	Ending Account Value (Based on Actual Returns and Expenses) 4/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$863.20	$5.05	$1,019.44	$5.47	1.09%

Investor Class Shares	$1,000.00	$862.00	$6.20	$1,018.20	$6.72	1.34%

Class B Shares	$1,000.00	$858.90	$9.66	$1,014.47	$10.47	2.09%

Class C Shares	$1,000.00	$858.80	$9.66	$1,014.47	$10.47	2.09%

Class I Shares	$1,000.00	$864.70	$3.71	$1,020.89	$4.02	0.80%

Class R1 Shares	$1,000.00	$863.50	$4.36	$1,020.19	$4.72	0.94%

Class R2 Shares	$1,000.00	$862.60	$5.51	$1,018.95	$5.97	1.19%

Class R3 Shares	$1,000.00	$861.90	$6.67	$1,017.70	$7.22	1.44%

Class R6 Shares	$1,000.00	$864.50	$3.43	$1,021.18	$3.72	0.74%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the Underlying in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of April 30, 2020 (Unaudited)

Electric Utilities	9.3%

Pharmaceuticals	7.1

Semiconductors & Semiconductor Equipment	6.1

Multi-Utilities	5.1

Insurance	5.0

Oil, Gas & Consumable Fuels	4.6

Household Products	4.2

Banks	4.0

Diversified Telecommunication Services	3.9

Beverages	3.8

Tobacco	3.6

Biotechnology	3.4

Aerospace & Defense	3.1

Chemicals	3.0

Capital Markets	2.8

Electrical Equipment	2.5

Equity Real Estate Investment Trusts	2.5

Health Care Providers & Services	2.4

Software	2.1

Hotels, Restaurants & Leisure	2.0

Commercial Services & Supplies	1.9%

IT Services	1.9

Food & Staples Retailing	1.5

Health Care Equipment & Supplies	1.4

Communications Equipment	1.3

Multiline Retail	1.3

Industrial Conglomerates	1.2

Media	1.0

Containers & Packaging	0.9

Specialty Retail	0.9

Technology Hardware, Storage & Peripherals	0.7

Trading Companies & Distributors	0.7

Air Freight & Logistics	0.6

Food Products	0.6

Household Durables	0.5

Textiles, Apparel & Luxury Goods	0.4

Short-Term Investments	2.5

Other Assets, Less Liabilities	0.2

100.0%

See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings as of April 30, 2020 (excluding short-term investments) (Unaudited)

1.	Verizon Communications, Inc.

2.	Pfizer, Inc.

3.	Johnson & Johnson

4.	Microsoft Corp.

5.	Merck & Co., Inc.
6.	Procter & Gamble Co.

7.	Kimberly-Clark Corp.

8.	Amgen, Inc.

9.	Entergy Corp.

10.	AT&T, Inc.

8	MainStay Epoch U.S. Equity Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Kera Van Valen, CFA, John Tobin, PhD, CFA, Michael A. Welhoelter, CFA, and William W. Priest, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch U.S. Equity Yield Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2020?

For the six months ended April 30, 2020, Class I shares of MainStay Epoch U.S. Equity Yield Fund returned –13.53%, outperforming the –13.66% return of the Fund’s primary benchmark, the Russell 1000® Value Index. Over the same period, Class I shares underperformed the –8.50% return of the U.S. Equity Yield Composite Index, which is the Fund’s secondary benchmark, and outperformed the –13.72% return of the Morningstar Large Value Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s outperformance relative to the Russell 1000® Value Index was primarily due to the Fund’s underweight exposure to financials, one of the worst performing sectors in the benchmark. Financials sector stock selection also bolstered relative performance, as did overweight exposure and strong stock selection within the information technology sector.

We understand that some companies have cut or suspended dividend payments since the COVID-19 pandemic hit; nevertheless, we remain confident in our portfolio holdings. Not all businesses face the same degree of stress. Many are experiencing strains but are still generating material cash flow and entered this reporting period with ample liquidity and strong balance sheets. We assess risks in the portfolio on a company-by-company basis, and we believe we can continue to deliver attractive dividend income from what is, in our view, a diversified portfolio of high-quality equities.

During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?

Absolute returns were primarily impacted by the broad decline in global equities markets brought on by the COVID-19 outbreak becoming a global pandemic. Stocks tumbled swiftly into a bear market, with some markets reporting their worst quarter in decades as governments voluntarily shut down their economies to slow the spread of the virus. The Fund’s liquidity was not impacted. Exposure to certain economically sensitive stocks did influence performance, as detailed in the comments that follow.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, the strongest positive sector contributions to the Fund’s performance relative to the

Russell 1000® Value Index came from financials and information technology. (Contributions take weightings and total returns into account.) Underweight exposure to financials, overweight exposure to information technology and stock selection in both sectors drove the contributions. Stock selection in industrials also contributed positively. Over the same period, health care was the largest detractor from the Fund’s relative performance, followed by materials, utilities and communication services. Specifically, stock selection and underweight exposure within health care hindered relative performance, as did stock selection in materials, utilities and communication services.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

Microsoft and Johnson & Johnson were among the top positive contributors to the Fund’s absolute performance.

Shares in global enterprise and consumer software company Microsoft performed well, bolstered by the company’s role in supporting the growing trend of people working from home. Their cloud-based Azure business, as well as productivity products such as Office and Teams, became increasingly important as remote work expanded. Microsoft’s shift toward subscription-based services also helped alleviate uncertainty in end demand, allowing revenues to hold up better during the recent market decline. In our view, management remains dedicated to shareholder returns through continued improvements to its dividend and share repurchase plans.

Along with the stocks of many of its peers, shares in Johnson & Johnson, the world’s largest health care company, outperformed the broader market as the COVID-19 pandemic shifted market attention from potential health care reforms to the essential role of such companies in combating the virus. More specifically, Johnson & Johnson shares benefited from strong first quarter results and a favorable 2020 outlook that highlighted the resilience of the company’s business model. The announcement of a dividend increase also demonstrated management’s confidence in the durability of the company’s cash flows. In addition, the stock reacted favorably to the announcement of the company’s selection of a lead vaccine candidate for the COVID-19 disease.

Welltower and CenterPoint Energy were the largest detractors from the Fund’s absolute performance during the reporting period.

Real estate investment trust (“REIT”) Welltower owns a diversified portfolio of health care-related properties including senior housing communities, post-acute facilities, outpatient medical

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

9

properties and medical office buildings in the U.S., Canada and the U.K. Shares came under significant selling pressure as the spreading COVID-19 pandemic raised concerns regarding the potential impact of the disease on the entire senior housing industry. Welltower indicated that while move-ins indeed slowed significantly, so did move-outs, resulting in only modestly lower occupancy. The company also announced a new bank loan facility to support liquidity. While the shares recovered somewhat in April 2020, there continue to be near-term headwinds for operators of senior housing facilities around occupancy and elevated expenses associated with additional protocols to ensure resident safety. We believe the longer-term fundamental demand outlook for health care facilities and related services is favorable as it reflects long-term demographic trends. We believe that Welltower’s property portfolio is well-positioned to address this demand and, in our opinion, the company continues to successfully pursue its property development and acquisition program. In our opinion, this should drive growth in rental revenues, net operating income and available funds from operations, supporting a sustainable and growing dividend.

CenterPoint Energy is a mostly regulated utility that holds a stake in a midstream business that was negatively impacted by COVID-19-related declines in energy demand and a price war in the oil markets. Given these conditions, we were not surprised that the midstream company reduced its cash distribution to CenterPoint; however, we were surprised by CenterPoint’s quick decision to reduce its dividend. In our view, the midstream company’s distribution reduction was relatively small compared to CenterPoint’s capital program and the expected proceeds from two recent asset sales. Our outlook for the company was further clouded by abrupt management departures late in the reporting period. As a result, we sold the Fund’s position in CenterPoint.

What were some of the Fund’s largest purchases and sales during the reporting period?

New purchases initiated during the reporting period included American Tower and Maxim Integrated Products.

American Tower is a REIT that owns and manages over 180,000 telecommunication infrastructure sites globally, making it one of the world’s largest independent cell tower operators. The company’s growth is driven by capital expenditures made by major wireless carriers to increase wireless network capacity, expansion and redevelopment of existing tower sites, annual rent escalators built into lease terms and inorganic M&A primarily to enter into new international markets. We expect the company to succeed in an uncertain environment because of its strong and well-established tenant base, the increasing growth of mobile device usage and corresponding demand for wireless network capacity, and a global footprint that offers diversification with a laddered tower portfolio offering varying degrees of wireless network penetration. American Tower pays an attractive growing dividend and opportunistically repurchases shares.

Maxim Integrated Products is a large supplier of analog chips to the automotive, communications, computing, consumer and industrial markets. We expect cash flow growth to be driven primarily by underlying demand in the industrial and automotive sectors. Maxim should also benefit from improved profitability as it streamlines its operations and leverages its fixed cost base. Industrial demand is being driven by factory automation and increased adoption of the company’s Serial Link product for advanced driver-assistance systems and electric vehicles. Cash is returned through a well-covered progressive dividend and regular share repurchases.

Positions closed during the reporting period included Microchip Technology and Wells Fargo.

Microchip Technology is a leading supplier of microcontrollers, analog microchips and memory devices. The company pays a well-covered dividend and is focused on deleveraging its balance sheet in the wake of a major recent purchase. The Fund sold the position to focus on other more attractive opportunities.

Wells Fargo is one of the largest banks in the United States, serving consumers and corporate customers with a full suite of lending, deposit-taking, wealth management, capital markets access and investment banking services. The company recently reported relatively weak quarterly results, including a large provision for possible future loan losses. Its exposure to multiple vulnerable sectors, such as oil & gas, retail, commercial real estate and transportation, among others, raised concerns about further credit deterioration and subsequent loan reserving. A broad and material deterioration in loan quality could impact capital adequacy relative to regulatory requirements, in turn affecting dividend growth and sustainability. As a result, we decided to close the Fund’s position.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s most significant sector weighting changes during the reporting period were increases in health care and information technology, and reductions in energy and financials. The Fund’s sector allocations are a result of our bottom-up fundamental investment process and reflect the companies and securities that we confidently believe can collect and distribute sustainable, growing shareholder yield. Large differences in sector returns over the course of a reporting period and the relative performance of holdings within those sectors may also affect changes in sector weights.

10	MainStay Epoch U.S. Equity Yield Fund

How was the Fund positioned at the end of the reporting period?

As of April 30, 2020, the Fund’s largest sector allocations on an absolute basis were to utilities and health care, and its smallest total sector allocations were to real estate and materials. As of the same date, relative to the Russell 1000® Value Index, the Fund held its most overweight exposure to utilities, a defensive sector that is typically more heavily represented in the Fund. The Fund’s most significant underweight exposures were in the financials and communication services sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments April 30, 2020 (Unaudited)

	Shares	Value
Common Stocks 97.3%†
Aerospace & Defense 3.1%
General Dynamics Corp.	42,415	$5,540,247
Lockheed Martin Corp.	33,795	13,148,283
Raytheon Technologies Corp.	144,660	9,375,415

		28,063,945

Air Freight & Logistics 0.6%
United Parcel Service, Inc., Class B	60,577	5,734,219

Banks 4.0%
M&T Bank Corp.	63,770	7,147,342
People’s United Financial, Inc.	526,153	6,676,881
PNC Financial Services Group, Inc.	51,557	5,499,585
Truist Financial Corp.	277,146	10,343,089
U.S. Bancorp	183,048	6,681,252

		36,348,149

Beverages 3.8%
Coca-Cola Co.	214,668	9,851,115
Coca-Cola European Partners PLC	211,635	8,389,211
Molson Coors Beverage Co., Class B	104,569	4,288,375
PepsiCo., Inc.	94,053	12,442,271

		34,970,972

Biotechnology 3.4%
AbbVie, Inc.	179,967	14,793,287
Amgen, Inc.	67,055	16,040,897

		30,834,184

Capital Markets 2.8%
BlackRock, Inc.	22,870	11,481,655
CME Group, Inc.	54,594	9,729,197
Lazard, Ltd., Class A	180,929	4,975,547

		26,186,399

Chemicals 3.0%
Dow, Inc.	261,233	9,584,639
LyondellBasell Industries N.V., Class A	151,607	8,785,626
Nutrien, Ltd.	247,409	8,834,975

		27,205,240

Commercial Services & Supplies 1.9%
Republic Services, Inc.	112,902	8,844,743
Waste Management, Inc.	90,192	9,021,004

		17,865,747

Communications Equipment 1.3%
Cisco Systems, Inc.	272,555	11,550,881

Containers & Packaging 0.9%
Amcor PLC (a)	931,983	8,359,888

Diversified Telecommunication Services 3.9%
AT&T, Inc.	489,914	14,927,680

	Shares	Value
Diversified Telecommunication Services (continued)
Verizon Communications, Inc.	365,339	$20,988,725

		35,916,405

Electric Utilities 9.3%
Alliant Energy Corp.	128,086	6,218,575
American Electric Power Co., Inc.	151,273	12,572,299
Duke Energy Corp.	174,281	14,754,630
Entergy Corp.	163,514	15,617,222
Evergy, Inc.	139,845	8,171,143
Eversource Energy	77,854	6,282,818
FirstEnergy Corp.	335,905	13,862,799
PPL Corp.	335,125	8,518,878

		85,998,364

Electrical Equipment 2.5%
Eaton Corp. PLC	146,179	12,205,946
Emerson Electric Co.	193,328	11,025,496

		23,231,442

Equity Real Estate Investment Trusts 2.5%
American Tower Corp.	26,569	6,323,422
Iron Mountain, Inc.	350,872	8,484,085
Welltower, Inc.	160,912	8,243,522

		23,051,029

Food & Staples Retailing 1.5%
Walmart, Inc.	114,330	13,896,811

Food Products 0.6%
McCormick & Co., Inc.	32,636	5,118,630

Health Care Equipment & Supplies 1.4%
Medtronic PLC	134,170	13,099,017

Health Care Providers & Services 2.4%
CVS Health Corp.	133,749	8,232,251
UnitedHealth Group, Inc.	47,512	13,895,835

		22,128,086

Hotels, Restaurants & Leisure 2.0%
Las Vegas Sands Corp.	156,768	7,527,999
McDonald’s Corp.	55,434	10,397,201

		17,925,200

Household Durables 0.5%
Leggett & Platt, Inc.	142,365	5,001,282

Household Products 4.2%
Colgate-Palmolive Co.	82,311	5,783,994
Kimberly-Clark Corp.	117,012	16,203,822
Procter & Gamble Co.	141,886	16,724,103

		38,711,919

12	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Industrial Conglomerates 1.2%
Honeywell International, Inc.	77,899	$11,053,868

Insurance 5.0%
Allianz S.E., Sponsored ADR (a)	451,775	8,425,604
Arthur J. Gallagher & Co.	129,789	10,188,437
Marsh & McLennan Cos., Inc.	66,731	6,494,928
MetLife, Inc.	381,653	13,770,040
Travelers Cos., Inc.	71,392	7,225,584

		46,104,593

IT Services 1.9%
Automatic Data Processing, Inc.	37,796	5,544,295
International Business Machines Corp.	51,234	6,432,941
Paychex, Inc.	83,571	5,726,285

		17,703,521

Media 1.0%
Comcast Corp., Class A	247,686	9,320,424

Multi-Utilities 5.1%
Ameren Corp.	131,518	9,567,934
CMS Energy Corp.	97,009	5,538,244
Dominion Energy, Inc.	177,962	13,726,209
NiSource, Inc.	211,238	5,304,186
WEC Energy Group, Inc.	136,905	12,396,748

		46,533,321

Multiline Retail 1.3%
Target Corp.	105,409	11,567,584

Oil, Gas & Consumable Fuels 4.6%
Chevron Corp.	112,078	10,311,176
Enterprise Products Partners, L.P.	451,604	7,930,166
Exxon Mobil Corp.	187,185	8,698,487
Magellan Midstream Partners, L.P.	158,138	6,504,216
Phillips 66	115,044	8,417,770

		41,861,815

Pharmaceuticals 7.1%
Eli Lilly & Co.	33,363	5,159,254
Johnson & Johnson	138,208	20,736,728
Merck & Co., Inc.	238,292	18,906,087
Pfizer, Inc.	545,565	20,927,874

		65,729,943

Semiconductors & Semiconductor Equipment 6.1%
Analog Devices, Inc.	74,752	8,192,819
Broadcom, Inc.	21,256	5,773,555
Intel Corp.	168,302	10,094,754
KLA Corp.	84,059	13,793,241
Maxim Integrated Products, Inc.	96,844	5,324,483
Texas Instruments, Inc.	115,100	13,359,657

		56,538,509

	Shares	Value
Software 2.1%
Microsoft Corp.	107,653	$19,292,494

Specialty Retail 0.9%
Home Depot, Inc.	39,405	8,662,401

Technology Hardware, Storage & Peripherals 0.7%
Apple, Inc.	22,686	6,665,147

Textiles, Apparel & Luxury Goods 0.4%
Hanesbrands, Inc.	398,118	3,957,293

Tobacco 3.6%
Altria Group, Inc.	319,624	12,545,242
British American Tobacco PLC, Sponsored ADR (b)	259,113	9,885,161
Philip Morris International, Inc.	148,664	11,090,334

		33,520,737

Trading Companies & Distributors 0.7%
Watsco, Inc.	40,315	6,490,312

Total Common Stocks (Cost $895,342,434)		896,199,771

Short-Term Investments 2.5%
Affiliated Investment Company 2.4%
MainStay U.S. Government Liquidity Fund, 0.01% (c)	22,583,121	22,583,121

Unaffiliated Investment Company 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.19% (c)(d)	648,907	648,907

Total Short-Term Investments (Cost $23,232,028)		23,232,028

Total Investments (Cost $918,574,462)	99.8%	919,431,799
Other Assets, Less Liabilities	0.2	1,793,161
Net Assets	100.0%	$921,224,960

†	Percentages indicated are based on Fund net assets.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of April 30, 2020, the aggregate market value of securities on loan was $603,800. The Fund received cash collateral with a value of $648,907 (See Note 2(H)).

(c)	Current yield as of April 30, 2020.

(d)	Represents a security purchased with cash collateral received for securities on loan.

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2020, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$896,199,771	$—	$—	$896,199,771
Short-Term Investments
Affiliated Investment Company	22,583,121	—	—	22,583,121
Unaffiliated Investment Company	648,907	—	—	648,907

Total Short-Term Investments	23,232,028	—	—	23,232,028

Total Investments in Securities	$919,431,799	$—	$—	$919,431,799

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

14	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2020 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $895,991,341) including securities on loan of $603,800	$896,848,678
Investment in affiliated investment company, at value (identified cost $22,583,121)	22,583,121
Receivables:
Dividends	2,702,375
Fund shares sold	1,146,226
Securities lending	23
Other assets	99,726

Total assets	923,380,149

Liabilities
Cash collateral received for securities on loan	648,907
Payables:
Fund shares redeemed	567,178
Manager (See Note 3)	477,360
Transfer agent (See Note 3)	213,091
NYLIFE Distributors (See Note 3)	119,810
Shareholder communication	72,745
Professional fees	35,478
Custodian	6,346
Trustees	2,135
Accrued expenses	12,139

Total liabilities	2,155,189

Net assets	$921,224,960

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$64,280
Additional paid-in capital	945,294,782

945,359,062
Total distributable earnings (loss)	(24,134,102)

Net assets	$921,224,960

Class A
Net assets applicable to outstanding shares	$375,587,820

Shares of beneficial interest outstanding	26,285,388

Net asset value per share outstanding	$14.29
Maximum sales charge (5.50% of offering price)	0.83

Maximum offering price per share outstanding	$15.12

Investor Class
Net assets applicable to outstanding shares	$80,699,265

Shares of beneficial interest outstanding	5,674,793

Net asset value per share outstanding	$14.22
Maximum sales charge (5.50% of offering price)	0.83

Maximum offering price per share outstanding	$15.05

Class B
Net assets applicable to outstanding shares	$10,413,397

Shares of beneficial interest outstanding	755,304

Net asset value and offering price per share outstanding	$13.79

Class C
Net assets applicable to outstanding shares	$23,597,305

Shares of beneficial interest outstanding	1,711,873

Net asset value and offering price per share outstanding	$13.78

Class I
Net assets applicable to outstanding shares	$270,837,890

Shares of beneficial interest outstanding	18,761,472

Net asset value and offering price per share outstanding	$14.44

Class R1
Net assets applicable to outstanding shares	$469,986

Shares of beneficial interest outstanding	32,566

Net asset value and offering price per share outstanding	$14.43

Class R2
Net assets applicable to outstanding shares	$2,158,734

Shares of beneficial interest outstanding	151,137

Net asset value and offering price per share outstanding	$14.28

Class R3
Net assets applicable to outstanding shares	$3,354,625

Shares of beneficial interest outstanding	234,801

Net asset value and offering price per share outstanding	$14.29

Class R6
Net assets applicable to outstanding shares	$154,105,938

Shares of beneficial interest outstanding	10,672,991

Net asset value and offering price per share outstanding	$14.44

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the six months ended April 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$17,969,034
Dividends-affiliated	114,461
Securities lending	201

Total income	18,083,696

Expenses
Manager (See Note 3)	3,546,778
Distribution/Service—Class A (See Note 3)	536,661
Distribution/Service—Investor Class (See Note 3)	114,841
Distribution/Service—Class B (See Note 3)	64,091
Distribution/Service—Class C (See Note 3)	142,827
Distribution/Service—Class R2 (See Note 3)	3,234
Distribution/Service—Class R3 (See Note 3)	9,957
Transfer agent (See Note 3)	629,880
Registration	80,798
Professional fees	56,725
Shareholder communication	56,291
Custodian	13,581
Trustees	13,041
Shareholder service (See Note 3)	3,724
Miscellaneous	24,585

Total expenses before waiver/reimbursement	5,297,014
Expense waiver/reimbursement from Manager (See Note 3)	(81,580)

Net expenses	5,215,434

Net investment income (loss)	12,868,262

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	(25,754,434)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(134,796,121)

Net realized and unrealized gain (loss) on investments	(160,550,555)

Net increase (decrease) in net assets resulting from operations	$(147,682,293)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $111,120.

16	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2020 (Unaudited) and the year ended October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$12,868,262	$24,224,726
Net realized gain (loss) on investments and foreign currency transactions	(25,754,434)	18,602,725
Net change in unrealized appreciation (depreciation) on investments	(134,796,121)	103,067,308

Net increase (decrease) in net assets resulting from operations	(147,682,293)	145,894,759

Distributions to shareholders:
Class A	(13,014,512)	(21,403,064)
Investor Class	(2,775,686)	(4,957,109)
Class B	(354,315)	(761,646)
Class C	(761,646)	(1,689,523)
Class I	(9,436,942)	(15,135,175)
Class R1	(26,736)	(45,635)
Class R2	(77,549)	(140,339)
Class R3	(115,079)	(185,001)
Class R6	(5,230,628)	(10,255,817)

Total distributions to shareholders	(31,793,093)	(54,573,309)

Capital share transactions:
Net proceeds from sale of shares	104,895,564	216,145,005
Net asset value of shares issued to shareholders in reinvestment of distributions	31,356,522	53,754,499
Cost of shares redeemed	(119,794,952)	(314,955,226)

Increase (decrease) in net assets derived from capital share transactions	16,457,134	(45,055,722)

Net increase (decrease) in net assets	(163,018,252)	46,265,728

Net Assets
Beginning of period	1,084,243,212	1,037,977,484

End of period	$921,224,960	$1,084,243,212

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class A	2020*		2019	2018	2017	2016		2015

Net asset value at beginning of period	$17.07		$15.70	$16.31	$14.23	$14.06		$14.55

Net investment income (loss) (a)	0.19		0.36	0.33	0.31	0.29		0.33

Net realized and unrealized gain (loss) on investments	(2.48)		1.84	(0.06)	2.13	0.69		(0.04)

Total from investment operations	(2.29)		2.20	0.27	2.44	0.98		0.29

Less distributions:

From net investment income	(0.19)		(0.37)	(0.32)	(0.30)	(0.26)		(0.33)

From net realized gain on investments	(0.30)		(0.46)	(0.56)	(0.06)	(0.55)		(0.45)

Total distributions	(0.49)		(0.83)	(0.88)	(0.36)	(0.81)		(0.78)

Net asset value at end of period	$14.29		$17.07	$15.70	$16.31	$14.23		$14.06

Total investment return (b)	(13.68%)		14.49%	1.62%	17.34%	7.43%		2.06%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.42	% ††	2.21%	2.06%	1.92%	2.04	%(c)	2.36%

Net expenses (d)	1.09	% ††	1.08%	1.07%	1.08%	1.16	%(e)	1.24%

Expenses (before waiver/reimbursement) (d)	1.09	%††	1.08%	1.07%	1.08%	1.33%		1.76%

Portfolio turnover rate	18%		18%	17%	28%	14%		19%

Net assets at end of period (in 000’s)	$375,588		$450,979	$405,863	$435,116	$26,701		$12,473

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.03%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.17%.

	Six months ended April 30,		Year ended October 31,

Investor Class	2020*		2019	2018	2017	2016		2015

Net asset value at beginning of period	$16.99		$15.63	$16.24	$14.17	$14.01		$14.50

Net investment income (loss) (a)	0.17		0.32	0.30	0.30	0.27		0.32

Net realized and unrealized gain (loss) on investments	(2.47)		1.83	(0.06)	2.10	0.68		(0.05)

Total from investment operations	(2.30)		2.15	0.24	2.40	0.95		0.27

Less distributions:

From net investment income	(0.17)		(0.33)	(0.29)	(0.27)	(0.24)		(0.31)

From net realized gain on investments	(0.30)		(0.46)	(0.56)	(0.06)	(0.55)		(0.45)

Total distributions	(0.47)		(0.79)	(0.85)	(0.33)	(0.79)		(0.76)

Net asset value at end of period	$14.22		$16.99	$15.63	$16.24	$14.17		$14.01

Total investment return (b)	(13.80%)		14.25%	1.45%	17.12%	7.30%		1.86%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.19	% ††	2.01%	1.90%	1.89%	1.92	%(c)	2.26%

Net expenses (d)	1.34	% ††	1.30%	1.24%	1.28%	1.34	%(e)	1.35%

Expenses (before waiver/reimbursement) (d)	1.37	% ††	1.35%	1.29%	1.28%	1.51%		1.87%

Portfolio turnover rate	18%		18%	17%	28%	14%		19%

Net assets at end of period (in 000’s)	$80,699		$100,602	$98,939	$114,150	$2,861		$1,869

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.91%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.35%.

18	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,		May 8, 2017^ through October 31,

Class B	2020*		2019	2018	2017

Net asset value at beginning of period	$16.48		$15.18	$15.79	$14.97

Net investment income (loss) (a)	0.11		0.20	0.18	0.07

Net realized and unrealized gain (loss) on investments	(2.39)		1.77	(0.06)	0.84

Total from investment operations	(2.28)		1.97	0.12	0.91

Less distributions:

From net investment income	(0.11)		(0.21)	(0.17)	(0.09)

From net realized gain on investments	(0.30)		(0.46)	(0.56)	—

Total distributions	(0.41)		(0.67)	(0.73)	(0.09)

Net asset value at end of period	$13.79		$16.48	$15.18	$15.79

Total investment return (b)	(14.11%)		13.40%	0.70%	6.11%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.45	% ††	1.29%	1.18%	0.98%††

Net expenses (c)	2.09	% ††	2.05%	1.99%	2.04%††

Expenses (before waiver/reimbursement) (c)	2.12	% ††	2.10%	2.04%	2.04%††

Portfolio turnover rate	18%		18%	17%	28%

Net assets at end of period (in 000’s)	$10,413		$14,579	$17,984	$26,167

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,

Class C	2020*		2019	2018	2017	2016		2015

Net asset value at beginning of period	$16.47		$15.17	$15.79	$13.80	$13.66		$14.16

Net investment income (loss) (a)	0.11		0.20	0.18	0.16	0.15		0.20

Net realized and unrealized gain (loss) on investments	(2.39)		1.77	(0.07)	2.06	0.69		(0.04)

Total from investment operations	(2.28)		1.97	0.11	2.22	0.84		0.16

Less distributions:

From net investment income	(0.11)		(0.21)	(0.17)	(0.17)	(0.15)		(0.21)

From net realized gain on investments	(0.30)		(0.46)	(0.56)	(0.06)	(0.55)		(0.45)

Total distributions	(0.41)		(0.67)	(0.73)	(0.23)	(0.70)		(0.66)

Net asset value at end of period	$13.78		$16.47	$15.17	$15.79	$13.80		$13.66

Total investment return (b)	(14.12%)		13.41%	0.63%	16.20%	6.55%		1.13%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.43	% ††	1.30%	1.16%	1.06%	1.09	%(c)	1.45%

Net expenses (d)	2.09	% ††	2.05%	1.99%	2.04%	2.07	%(e)	2.10%

Expenses (before waiver/reimbursement) (d)	2.12	% ††	2.10%	2.04%	2.04%	2.24%		2.62%

Portfolio turnover rate	18%		18%	17%	28%	14%		19%

Net assets at end of period (in 000’s)	$23,597		$30,663	$40,888	$54,550	$8,416		$3,762

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.08%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 2.08%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class I	2020*		2019	2018	2017	2016		2015

Net asset value at beginning of period	$17.24		$15.85	$16.46	$14.35	$14.17		$14.67

Net investment income (loss) (a)	0.22		0.40	0.39	0.37	0.31		0.38

Net realized and unrealized gain (loss) on investments	(2.50)		1.86	(0.08)	2.13	0.72		(0.07)

Total from investment operations	(2.28)		2.26	0.31	2.50	1.03		0.31

Less distributions:

From net investment income	(0.22)		(0.41)	(0.36)	(0.33)	(0.30)		(0.36)

From net realized gain on investments	(0.30)		(0.46)	(0.56)	(0.06)	(0.55)		(0.45)

Total distributions	(0.52)		(0.87)	(0.92)	(0.39)	(0.85)		(0.81)

Net asset value at end of period	$14.44		$17.24	$15.85	$16.46	$14.35		$14.17

Total investment return (b)	(13.53%)		14.76%	1.86%	17.66%	7.76%		2.23%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.71	% ††	2.46%	2.37%	2.31%	2.18	%(c)	2.67%

Net expenses (d)	0.80	% ††	0.83%	0.81%	0.83%	0.87	%(e)	0.99%

Expenses (before waiver/reimbursement) (d)	0.84	% ††	0.83%	0.81%	0.83%	1.04%		1.51%

Portfolio turnover rate	18%		18%	17%	28%	14%		19%

Net assets at end of period (in 000’s)	$270,838		$313,261	$276,587	$587,427	$63,995		$6,496

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.16%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.89%.

	Six months ended April 30,		Year ended October 31,		May 8, 2017^ through October 31,

Class R1	2020*		2019	2018	2017

Net asset value at beginning of period	$17.24		$15.84	$16.45	$15.59

Net investment income (loss) (a)	0.22		0.38	0.37	0.17

Net realized and unrealized gain (loss) on investments	(2.52)		1.87	(0.07)	0.86

Total from investment operations	(2.30)		2.25	0.30	1.03

Less distributions:

From net investment income	(0.21)		(0.39)	(0.35)	(0.17)

From net realized gain on investments	(0.30)		(0.46)	(0.56)	—

Total distributions	(0.51)		(0.85)	(0.91)	(0.17)

Net asset value at end of period	$14.43		$17.24	$15.84	$16.45

Total investment return (b)	(13.65%)		14.73%	1.69%	6.70%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.66	% ††	2.32%	2.31%	2.15%††

Net expenses (c)	0.94	% ††	0.93%	0.92%	0.92%††

Portfolio turnover rate	18%		18%	17%	28%

Net assets at end of period (in 000’s)	$470		$1,009	$778	$1,835

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

20	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,		May 8, 2017^ through October 31,

Class R2	2020*		2019	2018	2017

Net asset value at beginning of period	$17.06		$15.69	$16.30	$15.46

Net investment income (loss) (a)	0.19		0.34	0.32	0.15

Net realized and unrealized gain (loss) on investments	(2.49)		1.84	(0.06)	0.84

Total from investment operations	(2.30)		2.18	0.26	0.99

Less distributions:

From net investment income	(0.18)		(0.35)	(0.31)	(0.15)

From net realized gain on investments	(0.30)		(0.46)	(0.56)	—

Total distributions	(0.48)		(0.81)	(0.87)	(0.15)

Net asset value at end of period	$14.28		$17.06	$15.69	$16.30

Total investment return (b)	(13.74%)		14.39%	1.51%	6.45%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.34	% ††	2.12%	2.02%	1.85%††

Net expenses (c)	1.19	% ††	1.18%	1.17%	1.17%††

Portfolio turnover rate	18%		18%	17%	28%

Net assets at end of period (in 000’s)	$2,159		$2,812	$2,665	$5,506

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,		May 8, 2017^ through October 31,

Class R3	2020*		2019	2018	2017

Net asset value at beginning of period	$17.06		$15.69	$16.30	$15.46

Net investment income (loss) (a)	0.17		0.30	0.28	0.12

Net realized and unrealized gain (loss) on investments	(2.48)		1.84	(0.07)	0.86

Total from investment operations	(2.31)		2.14	0.21	0.98

Less distributions:

From net investment income	(0.16)		(0.31)	(0.26)	(0.14)

From net realized gain on investments	(0.30)		(0.46)	(0.56)	—

Total distributions	(0.46)		(0.77)	(0.82)	(0.14)

Net asset value at end of period	$14.29		$17.06	$15.69	$16.30

Total investment return (b)	(13.81%)		14.11%	1.25%	6.34%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.08	% ††	1.86%	1.75%	1.55%††

Net expenses (c)	1.44	% ††	1.43%	1.42%	1.42%††

Portfolio turnover rate	18%		18%	17%	28%

Net assets at end of period (in 000’s)	$3,355		$4,339	$3,817	$5,422

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,		May 8, 2017^ through October 31,

Class R6	2020*		2019	2018	2017

Net asset value at beginning of period	$17.25		$15.85	$16.46	$15.59

Net investment income (loss) (a)	0.22		0.42	0.37	0.23

Net realized and unrealized gain (loss) on investments	(2.51)		1.86	(0.04)	0.82

Total from investment operations	(2.29)		2.28	0.33	1.05

Less distributions:

From net investment income	(0.22)		(0.42)	(0.38)	(0.18)

From net realized gain on investments	(0.30)		(0.46)	(0.56)	—

Total distributions	(0.52)		(0.88)	(0.94)	(0.18)

Net asset value at end of period	$14.44		$17.25	$15.85	$16.46

Total investment return (b)	(13.55%)		14.94%	1.95%	6.79%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.76	% ††	2.60%	2.31%	2.94%††

Net expenses (c)	0.74	% ††	0.73%	0.73%	0.72%††

Expenses (before waiver/reimbursement) (c)	0.74	% ††	0.73%	0.73%	0.72%††

Portfolio turnover rate	18%		18%	17%	28%

Net assets at end of period (in 000’s)	$154,106		$165,999	$190,456	$723

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

22	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-one funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch U.S. Equity Yield Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has nine classes of shares registered for sale. Investor Class and Class C shares commenced operations on November 16, 2009. Class A and Class I shares commenced operations (under former designations) on February 3, 2009 and December 3, 2008, respectively. Class B, Class R1, Class R2, Class R3 and Class R6 shares were registered for sale effective as of February 16, 2017, but were not offered for sale until May 8, 2017.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and Class R3 shares under distribution plans pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under a distribution plan for Class R1, Class R2 and Class R3 shares.

The Fund’s investment objective is to seek current income and capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering

23

Notes to Financial Statements (Unaudited) (continued)

information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2020 is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2020, no securities held by the Fund were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method

24	MainStay Epoch U.S. Equity Yield Fund

involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of April 30, 2020, the Fund did not hold any repurchase agreements.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, State Street Bank and

25

Notes to Financial Statements (Unaudited) (continued)

Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2020, the Fund had securities on loan with an aggregate market value of $603,800 and received cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $648,907.

(I)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $500 million; 0.68% from $500 million to $1 billion; 0.66% from $1 billion to $2 billion; and 0.65% in excess of $2 billion. During the six-month period ended April 30, 2020, the effective management fee rate was 0.69% (exclusive of any applicable waivers/reimbursements).

Effective February 28, 2020, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.73%. In addition, New York Life Investments will waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the six-month period ended April 30, 2020, New York Life Investments earned fees from the Fund in the amount of $3,546,778 and waived its fees and/or reimbursed expenses, including the voluntary waiver/reimbursement of certain class specific expenses in the amount of $81,580 and paid the Subadvisor in the amount of $1,773,389.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

26	MainStay Epoch U.S. Equity Yield Fund

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the six-month period ended April 30, 2020, shareholder service fees incurred by the Fund were as follows:

Class R1	$439
Class R2	1,294
Class R3	1,991

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2020 were $29,949 and $10,252, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares during the six-month period ended April 30, 2020, of $8,010, $42, $2,975 and $437, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. Effective November 1, 2019, New York Life Investments contractually agreed to limit the transfer agency expenses charged to each of the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis (excluding small account fees) after deducting any other applicable expense cap reimbursements or transfer agency waivers. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2020, transfer agent expenses incurred by the Fund and any applicable waivers were as follows:

Class	Expense	Waived

Class A	$217,040	$—
Investor Class	176,686	(15,909)
Class B	24,564	(2,132)
Class C	54,856	(4,866)
Class I	149,685	—
Class R1	438	—
Class R2	1,305	—
Class R3	2,010	—
Class R6	3,296	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$21,574	$109,999	$(108,990)	$—	$—	$22,583	$114	$—	22,583

27

Notes to Financial Statements (Unaudited) (continued)

Note 4–Federal Income Tax

As of April 30, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$914,959,946	$113,731,592	$(109,259,739)	$4,471,853

During the year ended October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019

Distributions paid from:
Ordinary Income	$35,491,080
Long-Term Capital Gain	19,082,229
Total	$54,573,309

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2020, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may partic-

ipate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2020, purchases and sales of securities, other than short-term securities, were $179,249 and $183,617, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended April 30, 2020 and the year ended October 31, 2019, were as follows:

Class A	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	1,414,642	$22,480,340
Shares issued to shareholders in reinvestment of distributions	799,974	12,782,365
Shares redeemed	(2,750,235)	(41,714,370)

Net increase (decrease) in shares outstanding before conversion	(535,619)	(6,451,665)
Shares converted into Class A (See Note 1)	433,046	7,238,670
Shares converted from Class A (See Note 1)	(33,155)	(480,254)

Net increase (decrease)	(135,728)	$306,751

Year ended October 31, 2019:
Shares sold	4,702,971	$77,691,655
Shares issued to shareholders in reinvestment of distributions	1,332,318	21,041,413
Shares redeemed	(6,318,356)	(103,782,522)

Net increase (decrease) in shares outstanding before conversion	(283,067)	(5,049,454)
Shares converted into Class A (See Note 1)	951,644	15,571,313
Shares converted from Class A (See Note 1)	(103,812)	(1,707,384)

Net increase (decrease)	564,765	$8,814,475

28	MainStay Epoch U.S. Equity Yield Fund

Investor Class	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	164,657	$2,572,625
Shares issued to shareholders in reinvestment of distributions	172,792	2,764,108
Shares redeemed	(261,636)	(4,141,542)

Net increase (decrease) in shares outstanding before conversion	75,813	1,195,191
Shares converted into Investor Class (See Note 1)	53,434	820,467
Shares converted from Investor Class (See Note 1)	(376,582)	(6,339,917)

Net increase (decrease)	(247,335)	$(4,324,259)

Year ended October 31, 2019:
Shares sold	1,026,010	$17,038,130
Shares issued to shareholders in reinvestment of distributions	314,204	4,928,944
Shares redeemed	(1,306,273)	(21,582,437)

Net increase (decrease) in shares outstanding before conversion	33,941	384,637
Shares converted into Investor Class (See Note 1)	263,249	4,228,114
Shares converted from Investor Class (See Note 1)	(706,414)	(11,569,134)

Net increase (decrease)	(409,224)	$(6,956,383)

Class B	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	6,364	$100,755
Shares issued to shareholders in reinvestment of distributions	22,223	350,218
Shares redeemed	(69,643)	(1,063,737)

Net increase (decrease) in shares outstanding before conversion	(41,056)	(612,764)
Shares converted from Class B (See Note 1)	(88,487)	(1,333,076)

Net increase (decrease)	(129,543)	$(1,945,840)

Year ended October 31, 2019:
Shares sold	326,593	$5,351,595
Shares issued to shareholders in reinvestment of distributions	49,762	753,012
Shares redeemed	(469,339)	(7,562,556)

Net increase (decrease) in shares outstanding before conversion	(92,984)	(1,457,949)
Shares converted from Class B (See Note 1)	(207,286)	(3,209,391)

Net increase (decrease)	(300,270)	$(4,667,340)

Class C	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	195,861	$3,129,894
Shares issued to shareholders in reinvestment of distributions	45,752	719,090
Shares redeemed	(381,709)	(5,681,094)

Net increase (decrease) in shares outstanding before conversion	(140,096)	(1,832,110)
Shares converted from Class C (See Note 1)	(9,430)	(137,314)

Net increase (decrease)	(149,526)	$(1,969,424)

Year ended October 31, 2019:
Shares sold	590,708	$9,149,077
Shares issued to shareholders in reinvestment of distributions	101,158	1,529,828
Shares redeemed	(1,310,681)	(20,348,493)

Net increase (decrease) in shares outstanding before conversion	(618,815)	(9,669,588)
Shares converted from Class C (See Note 1)	(214,491)	(3,317,125)

Net increase (decrease)	(833,306)	$(12,986,713)

Class I	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	4,302,804	$62,341,926
Shares issued to shareholders in reinvestment of distributions	579,007	9,292,941
Shares redeemed	(4,306,029)	(62,890,720)

Net increase in shares outstanding before conversion	575,782	8,744,147
Shares converted into Class I (See Note 1)	16,221	234,390

Net increase (decrease)	592,003	$8,978,537

Year ended October 31, 2019:
Shares sold	6,098,389	$97,779,508
Shares issued to shareholders in reinvestment of distributions	931,241	14,877,827
Shares redeemed	(6,113,172)	(99,531,468)

Net increase (decrease) in shares outstanding before conversion	916,458	13,125,867
Shares converted into Class I (See Note 1)	2,105	33,984
Shares converted from Class I (See Note 1)	(203,456)	(3,267,504)

Net increase (decrease)	715,107	$9,892,347

Class R1	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	1,666	$26,812
Shares issued to shareholders in reinvestment of distributions	1,625	26,736
Shares redeemed	(29,289)	(380,376)

Net increase (decrease)	(25,998)	$(326,828)

Year ended October 31, 2019:
Shares sold	28,076	$451,616
Shares issued to shareholders in reinvestment of distributions	2,852	45,634
Shares redeemed	(21,460)	(351,710)

Net increase (decrease)	9,468	$145,540

29

Notes to Financial Statements (Unaudited) (continued)

Class R2	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	13,566	$212,695
Shares issued to shareholders in reinvestment of distributions	4,751	76,241
Shares redeemed	(31,975)	(465,498)

Net increase (decrease)	(13,658)	$(176,562)

Year ended October 31, 2019:
Shares sold	44,943	$730,593
Shares issued to shareholders in reinvestment of distributions	8,777	138,490
Shares redeemed	(58,775)	(958,721)

Net increase (decrease)	(5,055)	$(89,638)

Class R3	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	26,505	$413,610
Shares issued to shareholders in reinvestment of distributions	7,090	114,195
Shares redeemed	(53,121)	(841,213)

Net increase (decrease)	(19,526)	$(313,408)

Year ended October 31, 2019:
Shares sold	35,858	$581,261
Shares issued to shareholders in reinvestment of distributions	11,644	183,534
Shares redeemed	(36,421)	(585,223)

Net increase (decrease)	11,081	$179,572

Class R6	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	876,851	$13,616,907
Shares issued to shareholders in reinvestment of distributions	326,520	5,230,628
Shares redeemed	(155,618)	(2,616,402)

Net increase (decrease) in shares outstanding before conversion	1,047,753	16,231,133
Shares converted from Class R6 (See Note 1)	(232)	(2,966)

Net increase (decrease)	1,047,521	$16,228,167

Year ended October 31, 2019:
Shares sold	474,748	$7,371,570
Shares issued to shareholders in reinvestment of distributions	643,826	10,255,817
Shares redeemed	(3,710,907)	(60,252,096)

Net increase (decrease) in shares outstanding before conversion	(2,592,333)	(42,624,709)
Shares converted into Class R6 (See Note 1)	203,456	3,267,504
Shares converted from Class R6 (See Note 1)	(1,890)	(30,377)

Net increase (decrease)	(2,390,767)	$(39,387,582)

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of April 30, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2020, events and transactions subsequent to April 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19 is uncertain and could adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

30	MainStay Epoch U.S. Equity Yield Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay Epoch U.S. Equity Yield Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Epoch that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and Epoch in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and Epoch personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to the Fund’s shareholders.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or Epoch. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Epoch. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Epoch resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and Epoch

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of Epoch, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of Epoch and ongoing analysis of, and interactions with, Epoch with respect to, among other things, the Fund’s investment performance and risks as well as Epoch’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).

The Board also examined the nature, extent and quality of the investment advisory services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and advising other portfolios and Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and New York Life Investments’ and Epoch’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments and Epoch believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Epoch. The Board reviewed Epoch’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, generally placing greater emphasis on the Fund’s long-term performance track record. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to Epoch as well as discussions between the

32	MainStay Epoch U.S. Equity Yield Fund

Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered information provided by New York Life Investments and Epoch with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. The Board considered that Epoch’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that this fee is paid by New York Life Investments, not the Fund. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Fund.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and Epoch and profits realized by New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and Epoch and acknowledged that New York Life Investments and Epoch must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life

Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and Epoch and their affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between Epoch and its affiliates and New York Life Investments and its affiliates. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive. With respect to Epoch, the Board considered that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch, acknowledging that any such profits are based on the subadvisory fee paid to Epoch by New York Life Investments, not the Fund.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to Epoch is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past six years.

Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

34	MainStay Epoch U.S. Equity Yield Fund

Discussion of the Operation and Effectiveness of the Fund’s Liquidity Risk

Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund’s liquidity risk. The Board of Trustees of MainStay Funds Trust (the “Board”) designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments and (iii) the Fund’s investment strategy continues to be appropriate for an open-end fund.

In accordance with the Program, the Fund’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

35

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

36	MainStay Epoch U.S. Equity Yield Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay Short Term Bond Fund4

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund5

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund6

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund7

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund8

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.9

Brussels, Belgium

Candriam Luxembourg S.C.A.9

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC9

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC9

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective August 31, 2020, MainStay MacKay Infrastructure Bond Fund will be renamed MainStay MacKay U.S. Infrastructure Bond Fund.
4.	Formerly known as MainStay Indexed Bond Fund.
5.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
6.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
7.	Effective July 31, 2020, MainStay Growth Allocation Fund will be renamed MainStay Equity Allocation Fund.
8.	Effective July 31, 2020, MainStay Moderate Growth Allocation Fund will be named MainStay Growth Allocation Fund.
9.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1736843 MS086-20	MSEUE10-06/20 (NYLIM) NL239

MainStay MacKay Small Cap Core Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Financial markets experienced high levels of volatility in response to the spreading of a novel coronavirus, which causes the disease known as COVID-19, and a sharpening decline in global economic activity during the six months ended April 30, 2020.

After gaining ground during the first three and a half months of the reporting period, most broad stock and bond indices began to dip in late February as a growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crises; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment.

In the United States, with the number of reported U.S. COVID-19 cases continuing to rise, the Federal Reserve (“Fed”) cut interest rates twice and announced unlimited quantitative easing. In late March, the federal government declared a national emergency as unemployment claims increased by 22 million in a four-week period, and Congress passed and the President signed the CARES Act to provide a $2 trillion stimulus package, with the promise of further aid for consumers and businesses to come. Investors generally responded positively to the government’s fiscal and monetary measures, as well as prospects for a gradual lessening of restrictions on non-essential businesses. Accordingly, despite mounting signs of recession and rapidly rising unemployment levels, in April, markets regained some of the ground that they had lost in the previous month.

For the reporting period as a whole, U.S. equity indices produced broadly negative performance. Traditionally more volatile small- and mid-cap stocks were particularly hard hit, and value stocks tended to underperform their growth-oriented counterparts. The energy sector suffered the steepest declines due to weakening demand and an escalating petroleum price war between Saudi Arabia and Russia, the world’s second and third largest petroleum producers after the United States. Most other sectors sustained substantial, though milder losses.

The health care and information technology sectors, both of which rebounded strongly in April, generally ended the reporting period in positive territory. International equities followed patterns similar to those seen in the United States, with a decline in March followed by a partial recovery in April. Overall, however, U.S. stocks ended the reporting period with milder losses than those of most other developed and developing economies.

Fixed-income markets also experienced unusually high levels of volatility. Corporate bonds lost value in March before partly recovering in April, with speculative high-yield credit facing the brunt of risk-off investor sentiment. High-grade municipal bonds dipped briefly in mid-March before regaining most of the lost ground, outperforming lower-grade, higher-yielding municipal securities. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. At the opposite end of the fixed-income risk spectrum, emerging-market debt underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the curve of the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so that they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 20202

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[3]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1/2/2004	–24.70 –20.32%	–26.96 –22.71%	–2.43 –1.31%	4.75 5.34%	1.23 1.23%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–24.78 –20.40	–27.17 –22.93	–2.69 –1.58	4.47 5.06	1.62 1.62
Class B Shares[4]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	1/2/2004	–24.67 –20.71	–27.32 –23.50	–2.61 –2.31	4.27 4.27	2.37 2.37
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	12/30/2002	–21.47 –20.68	–24.27 –23.51	–2.31 –2.31	4.27 4.27	2.37 2.37
Class I Shares	No Sales Charge		1/12/1987	–20.19	–22.51	–1.06	5.61	0.98
Class R1 Shares	No Sales Charge		7/31/2012	–20.26	–22.61	–1.16	5.55	1.08
Class R2 Shares	No Sales Charge		7/31/2012	–20.33	–22.79	–1.41	5.29	1.33
Class R3 Shares	No Sales Charge		2/29/2016	–20.44	–22.97	0.74	N/A	1.58

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The Fund replaced its subadvisor, changed its investment objective and modified its principal investment strategies as of April 1, 2019. Therefore, the performance information shown in this report prior to April 1, 2019 reflects that of the Fund’s prior subadvisor, investment objective and principal investment strategies.

3.

The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

Russell 2000 Index[5]	–15.47%	–16.39%	2.88%	7.69%

Russell 2500TM Index[6]	–14.27	–14.20	3.62	8.70

Morningstar Small Blend Category Average[7]	–18.89	–19.30	1.27	6.83

5.

The Fund has selected the Russell 2000® Index as its primary benchmark as a replacement for the Russell 2500TM Index because it believes that the Russell 2000® Index is more reflective of its current investment style. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

6.

The Russell 2500TM Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 2500TM Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500TM Index is subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.

The Morningstar Small Blend Category Average is representative of funds that favor U.S. firms at the smaller end of the market-capitalization range. Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Small Cap Core Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Small Cap Core Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2019, to April 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2019, to April 30, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/19	Ending Account Value (Based on Actual Returns and Expenses) 4/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$796.80	$5.58	$1,018.65	$6.27	1.25%

Investor Class Shares	$1,000.00	$796.00	$6.79	$1,017.30	$7.62	1.52%

Class B Shares	$1,000.00	$792.90	$10.12	$1,013.58	$11.36	2.27%

Class C Shares	$1,000.00	$793.20	$10.12	$1,013.58	$11.36	2.27%

Class I Shares	$1,000.00	$798.10	$4.47	$1,019.89	$5.02	1.00%

Class R1 Shares	$1,000.00	$797.40	$4.92	$1,019.39	$5.52	1.10%

Class R2 Shares	$1,000.00	$796.70	$6.03	$1,018.15	$6.77	1.35%

Class R3 Shares	$1,000.00	$795.60	$7.14	$1,016.91	$8.02	1.60%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of April 30, 2020 (Unaudited)

Biotechnology	9.3%

Banks	6.7

Software	6.0

Equity Real Estate Investment Trusts	5.9

Semiconductors & Semiconductor Equipment	4.9

Health Care Equipment & Supplies	4.4

Pharmaceuticals	3.0

Health Care Providers & Services	2.8

Household Durables	2.7

IT Services	2.6

Machinery	2.4

Oil, Gas & Consumable Fuels	2.4

Health Care Technology	2.3

Thrifts & Mortgage Finance	2.3

Building Products	2.2

Capital Markets	2.2

Electrical Equipment	1.9

Exchange-Traded Funds	1.9

Specialty Retail	1.9

Electronic Equipment, Instruments & Components	1.8

Insurance	1.6

Water Utilities	1.6

Aerospace & Defense	1.4

Commercial Services & Supplies	1.4

Internet & Direct Marketing Retail	1.4

Communications Equipment	1.3

Diversified Telecommunication Services	1.3

Construction & Engineering	1.2

Diversified Consumer Services	1.2

Life Sciences Tools & Services	1.2

Professional Services	1.2

Food Products	1.1

Beverages	0.9

Hotels, Restaurants & Leisure	0.9

Textiles, Apparel & Luxury Goods	0.9%

Real Estate Management & Development	0.8

Chemicals	0.7

Diversified Financial Services	0.7

Tobacco	0.7

Trading Companies & Distributors	0.7

Electric Utilities	0.6

Food & Staples Retailing	0.6

Independent Power & Renewable Electricity Producers	0.6

Personal Products	0.6

Consumer Finance	0.5

Interactive Media & Services	0.5

Leisure Products	0.5

Metals & Mining	0.5

Paper & Forest Products	0.5

Automobiles	0.4

Entertainment	0.4

Household Products	0.4

Multiline Retail	0.4

Air Freight & Logistics	0.3

Auto Components	0.3

Energy Equipment & Services	0.3

Mortgage Real Estate Investment Trusts	0.3

Multi-Utilities	0.2

Road & Rail	0.2

Media	0.1

Airlines	0.0	‡

Construction Materials	0.0	‡

Technology Hardware, Storage & Peripherals	0.0	‡

Wireless Telecommunication Services	0.0	‡

Short-Term Investment	1.5

Other Assets, Less Liabilities	–1.5

	100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2020 (excluding short-term investments) (Unaudited)

1.	iShares Russell 2000 ETF

2.	Teladoc Health, Inc.

3.	Quidel Corp.

4.	Generac Holdings, Inc.

5.	Amedisys, Inc.
6.	Science Applications International Corp.

7.	Cirrus Logic, Inc.

8.	Deckers Outdoor Corp.

9.	Boston Beer Co., Inc., Class A

10.	Insmed, Inc.

8	MainStay MacKay Small Cap Core Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Migene Kim, CFA, and Mona Patni of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Small Cap Core Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2020?

For the six months ended April 30, 2020, Class I shares of MainStay MacKay Small Cap Core Fund returned –20.19%, underperforming the –15.47% return of the Fund’s primary benchmark, the Russell 2000® Index, and the –14.27% return of the Russell 2500™ Index, which is the Fund’s secondary benchmark. Over the same period, Class I shares also underperformed the –18.89% return of the Morningstar Small Blend Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund underperformed the Russell 2000® Index during the reporting period primarily due to weak stock selection. In terms of the relative performance of the investment team’s quantitative stock selection model, valuation measures were the main drivers of Fund performance; as a result, the combination of signals used by the quantitative stock selection model was not rewarded.

During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?

The COVID-19 pandemic ended the longest bull market in U.S. history, and injected extreme volatility and high levels of correlation into global capital markets. Equity markets bottomed during the fourth week of March 2020, and went on to rebound strongly in April, as unprecedented policy responses from global central banks and governments helped stabilize markets. Energy stocks were subject to even greater extremes, with West Texas Intermediate crude oil prices falling into negative territory, followed by a dramatic recovery. While the overall level of liquidity diminished as volatility spiked during the market downturn, liquidity improved in April as markets rebounded. This transitory liquidity episode, to be expected during a time of market turmoil, did not materially impact Fund performance given the Fund’s broad diversification and management’s awareness of risk. Execution costs were higher than the historical average due to the uncertainties that faced investors, leading us to pay special attention to the Fund’s implementation costs and other changes to the market liquidity landscape.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The consumer staples and energy sectors provided the Fund’s strongest positive contributions to performance relative to the

Russell 2000® Index during the reporting period. (Contributions take weightings and total returns into account.) The weakest contributors to relative performance during the same period included the industrials, health care and consumer discretionary sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

During the reporting period, the individual holdings generating the strongest positive contributions to the Fund’s absolute performance included medical diagnostic systems maker Quidel, biotechnology developer Immunomedics and oil & gas storage & transportation company Nordic American Tankers. Over the same reporting period, the stocks that detracted the most from the Fund’s absolute performance were commercial real estate services provider Newmark Group, mortgage and real estate services firm Radian Group and home furnishing retailer Aaron’s.

What were some of the Fund’s largest purchases and sales during the reporting period?

The Fund made its largest initial purchase during the reporting period in business-to-business virtual health care services provider Teladoc Health, while its largest increased position size was in information technology services company Science Applications International. During the same reporting period, the Fund sold its entire position in information technology equipment and services provider Tech Data, and decreased its holdings in automotive retailer Lithia Motors.

How did the Fund’s sector and/or country weightings change during the reporting period?

The Fund saw its largest increases in exposure relative to the Russell 2000® Index in the information technology and real estate sectors. Conversely, the Fund’s most significant decreases in benchmark-relative exposures occurred in the industrials and communication services sectors.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2020, the Fund held its most overweight exposure relative to the Russell 2000® Index in the information technology and health care sectors. As of the same date, the Fund held its most underweight benchmark-relative exposures in the industrials and materials sectors.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments April 30, 2020 (Unaudited)

	Shares	Value
Common Stocks 98.1%†
Aerospace & Defense 1.4%
Aerojet Rocketdyne Holdings, Inc. (a)	18,900	$777,546
AeroVironment, Inc. (a)	400	24,104
Axon Enterprise, Inc. (a)	13,100	952,501
Ducommun, Inc. (a)	2,036	57,497
Maxar Technologies, Inc. (a)	2,900	36,569
Mercury Systems, Inc. (a)	7,400	659,784
Moog, Inc., Class A	7,100	351,308
Parsons Corp. (a)	500	18,700
Vectrus, Inc. (a)	18,403	957,140

		3,835,149

Air Freight & Logistics 0.3%
Forward Air Corp.	8,600	443,760
Hub Group, Inc., Class A (a)	6,000	288,660

		732,420

Airlines 0.0%‡
SkyWest, Inc.	1,100	34,045
Spirit Airlines, Inc. (a)	600	9,012

		43,057

Auto Components 0.3%
Adient PLC (a)	23,100	346,038
Dana, Inc.	18,300	210,450
LCI Industries	1,100	95,392
Modine Manufacturing Co. (a)	8,000	37,040
Visteon Corp. (a)	700	42,210

		731,130

Automobiles 0.4%
Winnebago Industries, Inc.	22,100	980,577

Banks 6.7%
1st Source Corp.	1,863	64,702
Amalgamated Bank, Class A	26,200	280,340
Atlantic Capital Bancshares, Inc. (a)	4,100	51,455
Atlantic Union Bankshares Corp.	4,400	105,028
Bancorp, Inc. (a)	46,555	324,488
Bank of Commerce Holdings	2,500	19,225
Bank of N.T. Butterfield & Son, Ltd.	21,400	471,014
BankFinancial Corp.	1,600	13,232
Banner Corp.	12,600	484,218
BCB Bancorp, Inc.	23,717	240,016
Berkshire Hills Bancorp, Inc.	22,000	374,880
Boston Private Financial Holdings, Inc.	45,500	345,800
Bridge Bancorp, Inc.	14,974	309,812
Business First Bancshares, Inc.	2,000	27,960
Cadence Bancorp	61,400	406,468
Capstar Financial Holdings, Inc.	300	3,423
Cathay General Bancorp	16,800	469,056
Central Pacific Financial Corp.	16,200	283,338

	Shares	Value
Banks (continued)
Century Bancorp, Inc., Class A	4,065	$303,615
Civista Bancshares, Inc.	2,429	37,237
ConnectOne Bancorp, Inc.	18,483	276,136
Customers Bancorp, Inc. (a)	27,778	354,447
CVB Financial Corp.	28,300	588,215
Dime Community Bancshares, Inc.	16,712	274,578
Eagle Bancorp, Inc.	12,600	442,008
Enterprise Financial Services Corp.	300	9,222
Esquire Financial Holdings, Inc. (a)	600	9,852
Farmers National Banc Corp.	13,963	173,002
Financial Institutions, Inc.	23,559	455,867
First BanCorp	78,000	454,740
First Busey Corp.	7,400	136,308
First Business Financial Services, Inc.	14,099	242,221
First Financial Northwest, Inc.	9,929	97,503
First Foundation, Inc.	36,060	496,186
First Internet Bancorp	23,041	361,744
First Merchants Corp.	17,500	495,425
First Midwest Bancorp, Inc.	15,673	231,647
First Northwest Bancorp	8,700	101,355
First of Long Island Corp.	19,585	309,247
Flushing Financial Corp.	31,753	396,595
Great Southern Bancorp, Inc.	2,135	90,887
Hancock Whitney Corp.	23,000	480,930
Hope Bancorp, Inc.	47,000	467,650
Horizon Bancorp, Inc.	4,300	48,934
Independent Bank Corp.	4,300	63,167
International Bancshares Corp.	11,000	318,890
Investar Holding Corp.	400	5,020
Investors Bancorp, Inc.	64,800	603,288
Lakeland Bancorp, Inc.	27,500	307,725
LCNB Corp.	1,500	21,510
Macatawa Bank Corp.	4,000	30,720
Mercantile Bank Corp.	7,600	179,360
Metrocity Bankshares, Inc.	1,229	13,009
Metropolitan Bank Holding Corp. (a)	11,803	296,137
MidWestOne Financial Group, Inc.	9,603	200,415
Nicolet Bankshares, Inc. (a)	393	21,623
OceanFirst Financial Corp.	8,200	138,170
OFG Bancorp	8,600	108,188
Orrstown Financial Services, Inc.	9,301	143,235
Pacific Premier Bancorp, Inc.	9,900	211,365
PCB Bancorp	10,666	100,047
Peapack-Gladstone Financial Corp.	17,208	324,715
Preferred Bank / Los Angeles CA	7,200	274,680
QCR Holdings, Inc.	6,200	190,836
RBB Bancorp	24,486	316,359
Republic Bancorp, Inc., Class A	7,031	234,343
Select Bancorp, Inc. (a)	1,900	15,580
Sierra Bancorp	200	4,060
SmartFinancial, Inc.	9,464	136,849

10	MainStay MacKay Small Cap Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Banks (continued)
South Plains Financial, Inc.	7,218	$89,720
Southern National Bancorp of Virginia, Inc.	8,400	84,588
Stock Yards Bancorp, Inc.	2,425	80,122
TriState Capital Holdings, Inc. (a)	7,103	101,005
UMB Financial Corp.	11,300	574,492
United Community Banks, Inc.	3,700	78,236
Valley National Bancorp	30,200	252,472
WesBanco, Inc.	19,837	489,577
West Bancorp., Inc.	5,974	111,116

		17,730,625

Beverages 0.9%
Boston Beer Co., Inc., Class A (a)	3,000	1,399,530
Coca-Cola Consolidated, Inc.	3,918	922,571

		2,322,101

Biotechnology 9.3%
ACADIA Pharmaceuticals, Inc. (a)	22,372	1,080,791
Acceleron Pharma, Inc. (a)	9,520	861,846
Allakos, Inc. (a)(b)	5,700	374,832
Amicus Therapeutics, Inc. (a)	82,901	979,061
Apellis Pharmaceuticals, Inc. (a)	13,700	469,499
Arena Pharmaceuticals, Inc. (a)	11,189	547,925
Arrowhead Pharmaceuticals, Inc. (a)	20,326	699,824
Atara Biotherapeutics, Inc. (a)	28,639	237,417
Biohaven Pharmaceutical Holding Co., Ltd. (a)	10,200	480,420
Blueprint Medicines Corp. (a)	12,769	751,200
Bridgebio Pharma, Inc. (a)(b)	15,700	479,321
ChemoCentryx, Inc. (a)	9,700	514,197
Coherus Biosciences, Inc. (a)	2,900	48,140
Denali Therapeutics, Inc. (a)	2,200	48,092
Editas Medicine, Inc. (a)	22,134	511,738
Emergent BioSolutions, Inc. (a)	9,137	675,681
Enanta Pharmaceuticals, Inc. (a)	5,283	244,973
Epizyme, Inc. (a)	19,700	324,262
Esperion Therapeutics, Inc. (a)(b)	1,800	71,280
Fate Therapeutics, Inc. (a)	12,700	347,726
FibroGen, Inc. (a)	19,747	728,467
Global Blood Therapeutics, Inc. (a)	12,854	983,588
Halozyme Therapeutics, Inc. (a)	37,223	843,287
Heron Therapeutics, Inc. (a)	24,251	345,819
Immunomedics, Inc. (a)	40,891	1,242,269
Insmed, Inc. (a)	60,236	1,385,428
Intercept Pharmaceuticals, Inc. (a)	6,465	529,613
Iovance Biotherapeutics, Inc. (a)	23,820	765,813
Ironwood Pharmaceuticals, Inc. (a)	38,572	385,720
Kodiak Sciences, Inc. (a)	6,900	376,395
Ligand Pharmaceuticals, Inc. (a)	4,183	412,318
Madrigal Pharmaceuticals, Inc. (a)	4,167	348,695
Mirati Therapeutics, Inc. (a)	6,100	518,744
Momenta Pharmaceuticals, Inc. (a)	21,817	691,599

	Shares	Value
Biotechnology (continued)
Myriad Genetics, Inc. (a)	19,013	$293,941
Natera, Inc. (a)	15,300	566,712
Portola Pharmaceuticals, Inc. (a)	35,252	249,584
Principia Biopharma, Inc. (a)	800	49,744
Prothena Corp. PLC (a)	24,095	270,346
PTC Therapeutics, Inc. (a)	13,483	686,554
Radius Health, Inc. (a)	18,206	285,652
REGENXBIO, Inc. (a)	11,012	438,498
Retrophin, Inc. (a)	23,273	354,215
Sangamo Therapeutics, Inc. (a)	48,433	394,729
Turning Point Therapeutics, Inc. (a)	7,100	365,721
Ultragenyx Pharmaceutical, Inc. (a)	13,536	817,981
Vanda Pharmaceuticals, Inc. (a)	19,322	222,203
Veracyte, Inc. (a)	1,500	40,455
Xencor, Inc. (a)	11,243	328,633

		24,670,948

Building Products 2.2%
Advanced Drainage Systems, Inc.	6,700	271,618
Apogee Enterprises, Inc.	7,300	149,212
Builders FirstSource, Inc. (a)	54,800	1,005,580
CSW Industrials, Inc.	3,200	211,968
Insteel Industries, Inc.	5,600	98,392
Masonite International Corp. (a)	12,900	762,132
Patrick Industries, Inc.	3,539	145,878
PGT Innovations, Inc. (a)	1,000	10,340
Simpson Manufacturing Co., Inc.	15,400	1,110,340
Trex Co., Inc. (a)	10,400	990,288
Universal Forest Products, Inc.	28,500	1,171,920

		5,927,668

Capital Markets 2.2%
Ares Management Corp., Class A	22,100	741,455
Artisan Partners Asset Management, Inc., Class A	38,800	1,142,272
Brightsphere Investment Group, Inc. (a)	117,500	870,675
Cohen & Steers, Inc.	4,200	242,508
Federated Hermes, Inc.	44,700	1,017,819
GAIN Capital Holdings, Inc.	12,100	79,134
GAMCO Investors, Inc., Class A	3,400	43,996
Houlihan Lokey, Inc.	8,400	498,792
INTL FCStone, Inc. (a)	17,395	695,104
Stifel Financial Corp.	13,400	593,352

		5,925,107

Chemicals 0.7%
Balchem Corp.	2,200	196,328
Hawkins, Inc.	1,239	46,376
Ingevity Corp. (a)	1,200	62,304
Innospec, Inc.	3,400	246,568
Minerals Technologies, Inc.	800	35,232
Orion Engineered Carbons S.A.	65,600	597,616
PolyOne Corp.	16,700	388,943

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Chemicals (continued)
Tredegar Corp.	23,003	$379,089

		1,952,456

Commercial Services & Supplies 1.4%
ACCO Brands Corp.	32,800	242,720
Brink’s Co.	1,900	97,128
Casella Waste Systems, Inc., Class A (a)	1,800	83,484
Healthcare Services Group, Inc.	2,100	53,529
Herman Miller, Inc.	44,657	1,006,569
HNI Corp.	7,700	187,418
Kimball International, Inc., Class B	34,800	426,996
Knoll, Inc.	39,900	465,234
McGrath RentCorp.	16,500	900,075
Steelcase, Inc., Class A	16,628	182,076

		3,645,229

Communications Equipment 1.3%
ADTRAN, Inc.	9,800	100,744
Calix, Inc. (a)	8,700	100,050
Comtech Telecommunications Corp.	21,900	405,369
Extreme Networks, Inc. (a)	92,900	315,860
Genasys, Inc. (a)	5,000	19,350
Infinera Corp. (a)	14,500	89,393
Inseego Corp. (a)(b)	1,300	15,535
InterDigital, Inc.	3,400	196,418
Lumentum Holdings, Inc. (a)	10,900	881,919
NetScout Systems, Inc. (a)	13,914	368,443
PC-Tel, Inc. (a)	3,700	25,271
Ribbon Communications, Inc. (a)	141,900	517,225
Viavi Solutions, Inc. (a)	30,200	364,816

		3,400,393

Construction & Engineering 1.2%
Arcosa, Inc.	400	14,908
Comfort Systems USA, Inc.	26,500	882,450
EMCOR Group, Inc.	20,600	1,308,718
IES Holdings, Inc. (a)	13,634	269,272
MasTec, Inc. (a)	2,000	71,800
MYR Group, Inc. (a)	17,335	520,050
Northwest Pipe Co. (a)	2,057	50,026
Sterling Construction Co., Inc. (a)	5,626	55,585
WillScot Corp. (a)	1,200	13,980

		3,186,789

Construction Materials 0.0%‡
Summit Materials, Inc., Class A (a)	3,600	54,396

Consumer Finance 0.5%
CURO Group Holdings Corp.	16,900	157,508
Elevate Credit, Inc. (a)	3,700	6,919
Enova International, Inc. (a)	24,868	398,883
Green Dot Corp., Class A (a)	25,700	783,850

		1,347,160

	Shares	Value
Diversified Consumer Services 1.2%
Adtalem Global Education, Inc. (a)	1,400	$44,478
Chegg, Inc. (a)	12,200	521,550
Collectors Universe, Inc.	14,600	320,762
K12, Inc. (a)	6,000	136,260
Perdoceo Education Corp. (a)	66,105	859,365
Select Interior Concepts, Inc., Class A (a)	43,600	139,520
Universal Technical Institute, Inc. (a)	18,324	117,823
WW International, Inc. (a)	39,700	1,012,747

		3,152,505

Diversified Financial Services 0.7%
Alerus Financial Corp.	800	13,600
Cannae Holdings, Inc. (a)	28,249	891,256
FGL Holdings	81,800	849,084
Marlin Business Services Corp.	3,400	36,176

		1,790,116

Diversified Telecommunication Services 1.3%
ATN International, Inc.	4,100	254,692
Bandwidth, Inc., Class A (a)	600	48,936
Cincinnati Bell, Inc. (a)	57,900	848,235
Cogent Communications Holdings, Inc.	15,200	1,274,216
IDT Corp., Class B (a)	89,300	482,220
Iridium Communications Inc (a)	6,100	137,281
Ooma, Inc. (a)	26,487	308,838

		3,354,418

Electric Utilities 0.6%
ALLETE, Inc.	900	51,804
Portland General Electric Co.	29,300	1,370,947
Spark Energy, Inc., Class A	34,237	247,191

		1,669,942

Electrical Equipment 1.9%
Allied Motion Technologies, Inc.	4,400	126,808
Atkore International Group, Inc. (a)	39,824	969,316
AZZ, Inc.	12,359	387,949
Encore Wire Corp.	19,735	903,468
Generac Holdings, Inc. (a)	17,300	1,685,712
LSI Industries, Inc.	9,286	57,573
Orion Energy Systems, Inc. (a)	21,500	103,415
Plug Power, Inc. (a)(b)	9,400	39,339
Powell Industries, Inc.	16,800	426,216
Preformed Line Products Co.	1,767	87,785
Sunrun, Inc. (a)	4,700	65,941
TPI Composites, Inc. (a)	5,100	89,403
Vivint Solar, Inc. (a)	900	5,706

		4,948,631

Electronic Equipment, Instruments & Components 1.8%
Anixter International, Inc. (a)	9,100	845,026
Bel Fuse, Inc., Class B	3,700	27,602
Benchmark Electronics, Inc.	12,390	255,977
ePlus, Inc. (a)	2,908	205,741
II-VI, Inc. (a)	11,700	402,714

12	MainStay MacKay Small Cap Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Electronic Equipment, Instruments & Components (continued)
Itron, Inc. (a)	2,600	$181,532
Kimball Electronics, Inc. (a)	41,670	563,379
Luna Innovations, Inc. (a)	9,951	75,926
Methode Electronics, Inc.	7,100	213,142
Plexus Corp. (a)	10,800	677,052
Rogers Corp. (a)	1,100	122,144
Sanmina Corp. (a)	27,273	756,280
ScanSource, Inc. (a)	14,152	366,820

		4,693,335

Energy Equipment & Services 0.3%
Cactus, Inc., Class A	28,900	513,842
Matrix Service Co. (a)	24,285	253,535
ProPetro Holding Corp. (a)	10,344	43,859

		811,236

Entertainment 0.4%
Glu Mobile, Inc. (a)	76,900	599,820
Liberty Media Corp-Liberty Braves, Class C (a)	24,500	492,205

		1,092,025

Equity Real Estate Investment Trusts 5.9%
Agree Realty Corp.	7,700	501,347
Alexander’s, Inc.	700	220,682
American Assets Trust, Inc.	6,600	186,912
Armada Hoffler Properties, Inc.	500	4,805
Community Healthcare Trust, Inc.	7,400	275,280
CorEnergy Infrastructure Trust, Inc.	5,300	64,342
EastGroup Properties, Inc.	8,183	867,398
First Industrial Realty Trust, Inc.	30,000	1,133,100
Four Corners Property Trust, Inc.	29,000	649,310
GEO Group, Inc.	27,938	354,254
Gladstone Land Corp.	6,400	85,888
Global Medical REIT, Inc.	30,600	318,852
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	6,700	187,533
Healthcare Realty Trust, Inc.	8,800	258,632
Industrial Logistics Properties Trust	31,300	584,997
Innovative Industrial Properties, Inc.	4,200	329,532
Lexington Realty Trust	74,151	774,878
LTC Properties, Inc.	1,500	53,400
Monmouth Real Estate Investment Corp.	44,200	600,678
National Health Investors, Inc.	13,700	754,322
National Storage Affiliates Trust	22,200	632,256
Physicians Realty Trust	49,700	766,374
Piedmont Office Realty Trust, Inc., Class A	39,800	690,530
Plymouth Industrial REIT, Inc.	9,932	139,147
PotlatchDeltic Corp.	18,900	663,579
PS Business Parks, Inc.	5,721	738,524
QTS Realty Trust, Inc., Class A	9,000	562,770
Rexford Industrial Realty, Inc.	27,000	1,099,440
Sabra Health Care REIT, Inc.	41,900	537,158
Safehold, Inc.	1,400	80,864

	Shares	Value
Equity Real Estate Investment Trusts (continued)
STAG Industrial, Inc.	9,200	$241,500
Sunstone Hotel Investors, Inc.	27,098	249,031
Terreno Realty Corp.	13,800	756,516
Uniti Group, Inc.	34,900	246,394
Universal Health Realty Income Trust	700	74,872
Urstadt Biddle Properties, Inc., Class A	700	10,227

		15,695,324

Food & Staples Retailing 0.6%
Ingles Markets, Inc., Class A	2,041	83,334
Performance Food Group Co. (a)	3,800	111,530
PriceSmart, Inc.	4,100	260,514
Rite Aid Corp. (a)(b)	6,600	94,578
SpartanNash Co.	53,900	924,385

		1,474,341

Food Products 1.1%
Darling Ingredients, Inc. (a)	53,700	1,105,683
Fresh Del Monte Produce, Inc.	17,900	510,329
Freshpet, Inc. (a)	2,000	150,820
John B. Sanfilippo & Son, Inc.	8,050	661,146
Lancaster Colony Corp.	500	67,315
Sanderson Farms, Inc.	700	95,298
Seneca Foods Corp., Class A (a)	12,467	448,563

		3,039,154

Health Care Equipment & Supplies 4.4%
Antares Pharma, Inc. (a)	46,200	149,688
AtriCure, Inc. (a)	8,400	362,208
CONMED Corp.	5,400	399,114
Cutera, Inc. (a)	8,400	112,980
FONAR Corp. (a)	1,000	19,500
Globus Medical, Inc., Class A (a)	27,800	1,319,388
Haemonetics Corp. (a)	10,300	1,171,934
Integer Holdings Corp. (a)	2,774	206,552
iRadimed Corp. (a)	200	4,352
Lantheus Holdings, Inc. (a)	48,200	629,010
Meridian Bioscience, Inc. (a)	7,400	88,800
Natus Medical, Inc. (a)	22,700	567,273
Neogen Corp. (a)	11,500	719,785
Nevro Corp. (a)	1,200	141,168
Novocure, Ltd. (a)	13,873	912,843
NuVasive, Inc. (a)	21,154	1,287,855
Orthofix Medical, Inc. (a)	12,779	453,016
Quidel Corp. (a)	12,300	1,709,700
Repro-Med Systems, Inc. (a)	27,099	327,356
STAAR Surgical Co. (a)	1,600	61,312
Vapotherm, Inc. (a)	400	8,112
Varex Imaging Corp. (a)	7,500	195,975
Wright Medical Group N.V. (a)(b)	6,400	186,368
Zynex, Inc. (a)	41,900	739,954

		11,774,243

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Health Care Providers & Services 2.8%
Amedisys, Inc. (a)	8,800	$1,620,608
AMN Healthcare Services, Inc. (a)	19,400	911,412
Corvel Corp. (a)	7,500	395,175
Cross Country Healthcare, Inc. (a)	10,200	64,158
Ensign Group, Inc.	8,100	303,021
Fulgent Genetics, Inc. (a)(b)	6,500	110,305
InfuSystem Holdings, Inc. (a)	4,950	59,648
Magellan Health, Inc. (a)	8,100	491,913
National Healthcare Corp.	10,100	690,537
Owens & Minor, Inc.	1,900	13,452
Providence Service Corp. (a)	500	29,005
R1 RCM, Inc. (a)	59,289	611,862
RadNet, Inc. (a)	3,300	46,596
Select Medical Holdings Corp. (a)	51,000	870,570
Sharps Compliance Corp. (a)	11,900	71,638
Tenet Healthcare Corp. (a)	50,200	1,013,036
Viemed Healthcare, Inc. (a)	18,629	120,902

		7,423,838

Health Care Technology 2.3%
Allscripts Healthcare Solutions, Inc. (a)	1,300	8,450
Computer Programs & Systems, Inc.	8,850	212,666
HealthStream, Inc. (a)	29,126	664,801
HMS Holdings Corp. (a)	27,700	794,297
Icad, Inc. (a)	9,500	108,490
Inovalon Holdings, Inc., Class A (a)	41,800	731,500
NantHealth, Inc. (a)	4,000	11,840
NextGen Healthcare, Inc. (a)	3,100	32,705
Omnicell, Inc. (a)	16,921	1,233,541
Simulations Plus, Inc.	500	19,025
Tabula Rasa HealthCare, Inc. (a)(b)	1,700	107,678
Teladoc Health, Inc. (a)	13,000	2,139,670

		6,064,663

Hotels, Restaurants & Leisure 0.9%
BBX Capital Corp.	16,400	34,768
Boyd Gaming Corp.	1,700	28,373
Churchill Downs, Inc.	3,400	340,748
Cracker Barrel Old Country Store, Inc.	800	77,920
Denny’s Corp. (a)	8,500	95,795
Eldorado Resorts, Inc. (a)	1,400	30,016
J. Alexander’s Holdings, Inc. (a)	814	4,306
Marriott Vacations Worldwide Corp.	1,600	132,800
Penn National Gaming, Inc. (a)	3,100	55,242
RCI Hospitality Holdings, Inc.	11,600	145,348
Red Rock Resorts, Inc., Class A	24,000	263,040
Ruth’s Hospitality Group, Inc.	11,000	123,805
Shake Shack, Inc., Class A (a)	700	38,157
Texas Roadhouse, Inc.	14,815	697,638
Wingstop, Inc.	2,100	246,267

		2,314,223

	Shares	Value
Household Durables 2.7%
Beazer Homes USA, Inc. (a)	108,100	$761,024
Green Brick Partners, Inc. (a)	50,600	450,846
Helen of Troy, Ltd. (a)	600	98,568
Installed Building Products, Inc. (a)	20,800	1,025,648
iRobot Corp. (a)	800	48,768
KB Home	25,500	669,120
La-Z-Boy, Inc.	6,500	152,425
M/I Homes, Inc. (a)	25,700	654,322
Meritage Homes Corp. (a)	22,500	1,182,600
Purple Innovation, Inc. (a)	130	1,308
Skyline Champion Corp. (a)	2,800	55,188
Sonos, Inc. (a)	14,000	143,080
Taylor Morrison Home Corp. (a)	3,800	55,290
TopBuild Corp. (a)	8,900	829,391
TRI Pointe Group, Inc. (a)	91,300	1,048,124
Universal Electronics, Inc. (a)	2,400	99,072

		7,274,774

Household Products 0.4%
Central Garden & Pet Co., Class A (a)	30,700	933,587

Independent Power & Renewable Electricity Producers 0.6%
Atlantic Power Corp. (a)	16,300	32,437
Clearway Energy, Inc.
Class A	30,600	572,220
Class C	8,600	172,258
Ormat Technologies, Inc.	13,200	823,812
Sunnova Energy International, Inc. (a)	900	11,340

		1,612,067

Insurance 1.6%
CNO Financial Group, Inc.	59,000	829,540
Crawford & Co., Class A	17,296	123,148
eHealth, Inc. (a)	1,900	202,730
Employers Holdings, Inc.	15,598	473,711
Enstar Group, Ltd. (a)	6,700	968,954
FedNat Holding Co.	6,297	76,320
Genworth Financial, Inc., Class A (a)	173,200	628,716
Global Indemnity, Ltd.	768	18,885
Hallmark Financial Services, Inc. (a)	52,768	227,958
ProSight Global, Inc. (a)	200	1,672
Stewart Information Services Corp.	19,362	616,873
Third Point Reinsurance, Ltd. (a)	25,844	192,279
Tiptree, Inc.	579	3,700

		4,364,486

Interactive Media & Services 0.5%
Cargurus, Inc. (a)	12,000	274,560
DHI Group, Inc. (a)	110,573	307,393
EverQuote, Inc. (a)	12,300	479,331
Travelzoo (a)	12,240	68,177
Yelp, Inc. (a)	7,300	163,155

		1,292,616

14	MainStay MacKay Small Cap Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Internet & Direct Marketing Retail 1.4%
1-800-Flowers.com, Inc., Class A (a)	43,250	$829,967
PetMed Express, Inc. (b)	25,200	997,164
Rubicon Project, Inc. (a)	97,200	696,924
Stamps.com, Inc. (a)	7,600	1,202,852

		3,726,907

IT Services 2.6%
Brightcove, Inc. (a)	25,200	196,560
CSG Systems International, Inc.	12,800	621,824
Endurance International Group Holdings, Inc. (a)	260,500	668,183
ExlService Holdings, Inc. (a)	1,800	111,114
Hackett Group, Inc.	8,700	129,021
KBR, Inc.	400	8,104
Limelight Networks, Inc. (a)	149,300	756,951
ManTech International Corp., Class A	12,200	909,632
MAXIMUS, Inc.	900	60,588
Perspecta, Inc.	56,500	1,218,705
Science Applications International Corp.	18,400	1,502,544
Tucows, Inc., Class A (a)	1,833	96,984
Unisys Corp. (a)	45,500	572,845

		6,853,055

Leisure Products 0.5%
Malibu Boats, Inc., Class A (a)	14,400	495,072
Marine Products Corp.	800	7,776
MasterCraft Boat Holdings, Inc. (a)	52,009	543,494
Nautilus, Inc. (a)	60,682	393,826

		1,440,168

Life Sciences Tools & Services 1.2%
Luminex Corp.	2,800	100,940
Medpace Holdings, Inc. (a)	13,113	1,047,204
NeoGenomics, Inc. (a)	17,500	478,450
Repligen Corp. (a)	1,100	127,765
Syneos Health, Inc. (a)	24,700	1,378,013

		3,132,372

Machinery 2.4%
Albany International Corp., Class A	1,000	51,140
Altra Industrial Motion Corp.	1,500	41,865
Blue Bird Corp. (a)	58,292	715,243
Chart Industries, Inc. (a)	700	25,004
Commercial Vehicle Group, Inc. (a)	24,281	58,760
ESCO Technologies, Inc.	6,900	526,470
Federal Signal Corp.	1,800	48,474
Franklin Electric Co., Inc.	7,200	365,760
Hillenbrand, Inc.	1,700	35,615
Kennametal, Inc.	2,600	66,586
L.B. Foster Co., Class A (a)	23,036	331,488
Lydall, Inc. (a)	27,000	302,400
Meritor, Inc. (a)	51,830	1,062,515
Miller Industries, Inc.	5,349	162,503

	Shares	Value
Machinery (continued)
Mueller Industries, Inc.	13,384	$346,645
Navistar International Corp. (a)	43,400	1,031,618
Park-Ohio Holdings Corp.	473	8,670
Spartan Motors, Inc.	7,000	98,630
SPX Corp. (a)	27,100	1,033,323
Watts Water Technologies, Inc., Class A	2,100	173,040

		6,485,749

Media 0.1%
Cardlytics, Inc. (a)	300	13,485
Cumulus Media, Inc., Class A (a)	5,400	23,922
Entravision Communications Corp., Class A	132,148	192,936
Liberty Latin America, Ltd. (a)
Class A	4,132	44,212
Class C	1,800	18,612

		293,167

Metals & Mining 0.5%
Caledonia Mining Corp. PLC (a)	2,076	26,739
Cleveland-Cliffs, Inc.	10,600	46,428
Coeur Mining, Inc. (a)	12,000	50,520
Gold Resource Corp.	68,400	282,492
Hecla Mining Co.	99,700	262,211
Materion Corp.	800	41,392
Novagold Resources, Inc. (a)	13,800	154,422
Warrior Met Coal, Inc.	4,000	50,200
Worthington Industries, Inc.	10,700	282,908

		1,197,312

Mortgage Real Estate Investment Trusts 0.3%
Apollo Commercial Real Estate Finance, Inc.	6,000	48,900
ARMOUR Residential REIT, Inc.	17,100	151,164
Ellington Financial, Inc.	48,746	506,471
PennyMac Mortgage Investment Trust	6,935	72,124

		778,659

Multi-Utilities 0.2%
Avista Corp.	11,100	477,744

Multiline Retail 0.4%
Big Lots, Inc.	44,300	1,038,835

Oil, Gas & Consumable Fuels 2.4%
Arch Coal, Inc., Class A	5,100	148,869
Ardmore Shipping Corp.	79,200	521,136
Berry Petroleum Corp.	48,813	167,429
Bonanza Creek Energy, Inc. (a)	23,708	413,942
CNX Resources Corp. (a)	15,300	162,180
CVR Energy, Inc.	2,400	57,240
DHT Holdings, Inc.	1,300	9,438
Diamond S Shipping, Inc. (a)	59,700	740,877
Dorian LPG, Ltd. (a)	85,600	812,344
Hallador Energy Co.	9,206	7,012

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
International Seaways, Inc.	23,200	$561,440
NACCO Industries, Inc., Class A	100	3,515
Nordic American Tankers, Ltd. (b)	132,400	797,048
Overseas Shipholding Group, Inc., Class A (a)	15,763	39,407
Par Pacific Holdings, Inc. (a)	39,300	381,996
Penn Virginia Corp. (a)	600	3,774
Teekay Tankers, Ltd., Class A (a)	38,100	773,811
World Fuel Services Corp.	34,200	855,000

		6,456,458

Paper & Forest Products 0.5%
Boise Cascade Co.	16,300	509,701
Louisiana-Pacific Corp.	29,500	590,000
Neenah, Inc.	3,200	156,352
Verso Corp., Class A (a)	700	9,723

		1,265,776

Personal Products 0.6%
LifeVantage Corp. (a)	34,700	537,850
Nature’s Sunshine Products, Inc. (a)	100	880
USANA Health Sciences, Inc. (a)	12,100	1,079,562
Veru, Inc. (a)	14,762	47,681

		1,665,973

Pharmaceuticals 3.0%
ANI Pharmaceuticals, Inc. (a)	614	24,566
Arvinas Holding Co. LLC (a)	1,500	78,750
Avenue Therapeutics, Inc. (a)	2,800	26,600
BioDelivery Sciences International, Inc. (a)	180,200	821,712
Cerecor, Inc. (a)	200	474
Collegium Pharmaceutical, Inc. (a)	43,200	893,376
Corcept Therapeutics, Inc. (a)	74,500	943,170
Durect Corp. (a)	31,761	67,651
Endo International PLC (a)	35,878	165,039
Harrow Health, Inc. (a)	8,200	36,818
Innoviva, Inc. (a)	65,000	921,700
Lannett Co., Inc. (a)(b)	18,200	173,628
Pacira BioSciences, Inc. (a)	26,088	1,077,174
Phibro Animal Health Corp., Class A	32,992	881,216
Prestige Consumer Healthcare, Inc. (a)	26,400	1,074,216
Reata Pharmaceuticals, Inc., Class A (a)	2,700	427,032
Supernus Pharmaceuticals, Inc. (a)	10,600	248,040

		7,861,162

Professional Services 1.2%
ASGN, Inc. (a)	1,700	78,965
Barrett Business Services, Inc.	2,107	103,074
Exponent, Inc.	8,100	569,673
FTI Consulting, Inc. (a)	7,800	993,408
Insperity, Inc.	18,500	882,635
Korn Ferry	1,400	40,362
TriNet Group, Inc. (a)	8,000	391,760

		3,059,877

	Shares	Value
Real Estate Management & Development 0.8%
Altisource Portfolio Solutions S.A. (a)	27,402	$228,807
Forestar Group, Inc. (a)	10,178	134,248
Marcus & Millichap, Inc. (a)	4,500	130,725
Newmark Group, Inc., Class A	156,200	606,056
RE/MAX Holdings, Inc., Class A	11,121	292,371
RMR Group, Inc., Class A	27,709	821,849

		2,214,056

Road & Rail 0.2%
ArcBest Corp.	31,019	631,857
Universal Logistics Holdings, Inc.	700	9,751

		641,608

Semiconductors & Semiconductor Equipment 4.9%
ACM Research, Inc. (a)	13,400	535,062
Advanced Energy Industries, Inc. (a)	16,607	923,349
Alpha & Omega Semiconductor, Ltd. (a)	24,200	291,126
Amkor Technology, Inc. (a)	94,524	933,897
Axcelis Technologies, Inc. (a)	24,441	570,942
Cabot Microelectronics Corp.	1,000	122,540
CEVA, Inc. (a)	800	25,080
Cirrus Logic, Inc. (a)	19,759	1,493,781
Cohu, Inc.	8,100	133,893
CyberOptics Corp. (a)	500	12,795
Enphase Energy, Inc. (a)	8,400	393,372
FormFactor, Inc. (a)	44,700	1,041,510
Ichor Holdings, Ltd. (a)	33,476	833,552
Inphi Corp. (a)	7,200	695,088
Lattice Semiconductor Corp. (a)	16,200	364,662
MACOM Technology Solutions Holdings, Inc. (a)	4,100	125,706
NeoPhotonics Corp. (a)	55,500	533,910
Photronics, Inc. (a)	74,737	893,107
Pixelworks, Inc. (a)	5,900	27,081
Rambus, Inc. (a)	54,500	682,885
Smart Global Holdings, Inc. (a)	32,800	829,512
Synaptics, Inc. (a)	14,609	955,283
Ultra Clean Holdings, Inc. (a)	37,100	682,269
Xperi Corp.	1,200	18,336

		13,118,738

Software 6.0%
A10 Networks, Inc. (a)	38,650	263,979
ACI Worldwide, Inc. (a)	1,690	46,306
Agilysys, Inc. (a)	700	13,713
American Software, Inc., Class A	20,842	343,476
Appfolio, Inc., Class A (a)	4,300	472,398
Appian Corp. (a)(b)	3,200	146,144
Avaya Holdings Corp. (a)(b)	98,729	981,366
Blackbaud, Inc.	6,287	347,420
Blackline, Inc. (a)	5,500	334,070
Bottomline Technologies, Inc. (a)	25,700	1,069,891
Box, Inc., Class A (a)	17,400	280,836
Cloudera, Inc. (a)	30,200	250,056
CommVault Systems, Inc. (a)	12,201	520,861

16	MainStay MacKay Small Cap Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Software (continued)
Cornerstone OnDemand, Inc. (a)	27,419	$920,182
Digital Turbine, Inc. (a)	118,600	694,996
Envestnet, Inc. (a)	200	12,504
Everbridge, Inc. (a)	4,500	501,210
Five9, Inc. (a)	9,600	889,632
GlobalSCAPE, Inc.	5,400	50,328
J2 Global, Inc.	15,100	1,217,664
MicroStrategy, Inc., Class A (a)	7,078	894,164
Mimecast, Ltd. (a)	13,300	543,970
Model N, Inc. (a)	1,500	43,290
Progress Software Corp.	26,506	1,084,360
Q2 Holdings, Inc. (a)	5,600	446,432
Qualys, Inc. (a)	2,400	253,056
Rapid7, Inc. (a)	900	40,995
Rimini Street, Inc. (a)	5,300	24,486
SailPoint Technologies Holding, Inc. (a)	3,200	59,488
Smith Micro Software, Inc. (a)	52,820	250,895
SPS Commerce, Inc. (a)	20,208	1,121,746
SVMK, Inc. (a)	47,000	737,900
Synchronoss Technologies, Inc. (a)	28,800	99,360
Telenav, Inc. (a)	45,094	210,589
Verint Systems, Inc. (a)	3,900	166,686
Workiva, Inc. (a)	3,800	145,730
Zix Corp. (a)	70,500	386,340
Zuora, Inc., Class A (a)	6,500	68,705

		15,935,224

Specialty Retail 1.9%
Aaron’s, Inc.	11,600	370,156
America’s Car-Mart, Inc. (a)	2,700	178,065
Citi Trends, Inc.	300	3,408
Group 1 Automotive, Inc.	8,900	503,651
Lithia Motors, Inc., Class A	600	66,336
MarineMax, Inc. (a)	14,400	207,504
Murphy USA, Inc. (a)	11,546	1,233,113
Office Depot, Inc.	209,465	465,012
Sleep Number Corp. (a)	25,800	771,420
Sportsman’s Warehouse Holdings, Inc. (a)	102,100	731,036
Tilly’s, Inc., Class A	7,000	41,230
Zumiez, Inc. (a)	22,000	465,080

		5,036,011

Technology Hardware, Storage & Peripherals 0.0%‡
Intevac, Inc. (a)	2,100	11,550

Textiles, Apparel & Luxury Goods 0.9%
Crocs, Inc. (a)	8,000	194,000
Deckers Outdoor Corp. (a)	9,423	1,401,766
Rocky Brands, Inc.	32,945	706,670
Steven Madden, Ltd.	5,100	127,857
Wolverine World Wide, Inc.	2,000	40,980

		2,471,273

	Shares	Value
Thrifts & Mortgage Finance 2.3%
Bridgewater Bancshares, Inc. (a)	10,734	$108,736
Essent Group, Ltd.	16,100	439,852
Federal Agricultural Mortgage Corp., Class C	100	6,663
First Defiance Financial Corp.	2,600	45,188
Flagstar Bancorp, Inc.	38,498	997,483
FS Bancorp, Inc.	9,553	400,748
HomeStreet, Inc.	1,500	38,325
Luther Burbank Corp.	23,811	256,206
Merchants Bancorp	24,061	370,540
Meridian Bancorp, Inc.	26,371	310,650
OP Bancorp	13,400	94,604
Provident Financial Services, Inc.	48,100	690,235
Radian Group, Inc.	85,607	1,282,393
Riverview Bancorp, Inc.	11,700	64,701
Sterling Bancorp, Inc.	22,726	82,041
TrustCo Bank Corp.	19,100	120,330
Walker & Dunlop, Inc.	12,200	468,846
Waterstone Financial, Inc.	13,200	191,664
WSFS Financial Corp.	200	5,836

		5,975,041

Tobacco 0.7%
Universal Corp.	19,860	960,628
Vector Group, Ltd.	90,319	966,414

		1,927,042

Trading Companies & Distributors 0.7%
BMC Stock Holdings, Inc. (a)	50,066	1,063,902
General Finance Corp. (a)	1,737	10,127
GMS, Inc. (a)	29,600	544,048
Rush Enterprises, Inc.
Class A	2,100	78,750
Class B	100	3,531
Siteone Landscape Supply, Inc. (a)	2,300	203,849
Systemax, Inc.	2,824	56,085

		1,960,292

Water Utilities 1.6%
American States Water Co.	14,589	1,157,929
Artesian Resources Corp., Class A	5,584	192,815
California Water Service Group	16,700	750,164
Consolidated Water Co., Ltd.	36,024	541,080
Global Water Resources, Inc.	11,717	125,958
Middlesex Water Co.	3,600	217,080
Pure Cycle Corp. (a)	8,200	84,214
SJW Corp.	13,203	785,975
York Water Co.	6,500	262,080

		4,117,295

Wireless Telecommunication Services 0.0%‡
Boingo Wireless, Inc. (a)	400	5,576
Shenandoah Telecommunications Co.	1,300	69,563
Spok Holdings, Inc.	2,800	28,728

		103,867

Total Common Stocks (Cost $274,902,216)		260,505,940

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Shares	Value
Exchange-Traded Fund 1.9%
iShares Russell 2000 ETF (b)	38,290	$4,989,570

Total Exchange-Traded Fund (Cost $5,066,807)		4,989,570

Short-Term Investments 1.5%
Affiliated Investment Company 0.0%‡
MainStay U.S. Government Liquidity Fund, 0.01% (c)	54,787	54,787

Unaffiliated Investment Company 1.5%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.19% (c)(d)	3,970,737	3,970,737

Total Short-Term Investments (Cost $4,025,524)		4,025,524

Total Investments (Cost $283,994,547)	101.5%	269,521,034
Other Assets, Less Liabilities	(1.5)	(3,993,175)
Net Assets	100.0%	$265,527,859
†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of April 30, 2020, the aggregate market value of securities on loan was $8,519,910; the total market value of collateral held by the Fund was $8,876,306. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $4,905,568 (See Note 2(H)).

(c)	Current yield as of April 30, 2020.

(d)	Represents a security purchased with cash collateral received for securities on loan.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

The following is a summary of the fair valuations according to the inputs used as of April 30, 2020, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$260,505,940	$—	$—	$260,505,940
Exchange-Traded Fund	4,989,570	—	—	4,989,570
Short-Term Investments
Affiliated Investment Company	54,787	—	—	54,787
Unaffiliated Investment Company	3,970,737	—	—	3,970,737

Total Short-Term Investments	4,025,524	—	—	4,025,524

Total Investments in Securities	$269,521,034	$—	$—	$269,521,034

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

18	MainStay MacKay Small Cap Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2020 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $283,939,760) including securities on loan of $8,519,910	$269,466,247
Investment in affiliated investment company, at value (identified cost $54,787)	54,787
Receivables:
Investment securities sold	17,760,165
Fund shares sold	187,168
Dividends	89,672
Securities lending	3,588
Other assets	53,815

Total assets	287,615,442

Liabilities
Cash collateral received for securities on loan	3,970,737
Payables:
Investment securities purchased	17,549,103
Fund shares redeemed	194,685
Manager (See Note 3)	159,098
Transfer agent (See Note 3)	84,699
Shareholder communication	39,220
Professional fees	35,097
NYLIFE Distributors (See Note 3)	33,085
Custodian	12,260
Trustees	1,812
Accrued expenses	7,787

Total liabilities	22,087,583

Net assets	$265,527,859

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$13,514
Additional paid-in capital	325,314,496

325,328,010
Total distributable earnings (loss)	(59,800,151)

Net assets	$265,527,859

Class A
Net assets applicable to outstanding shares	$104,445,314

Shares of beneficial interest outstanding	5,344,451

Net asset value per share outstanding	$19.54
Maximum sales charge (5.50% of offering price)	1.14

Maximum offering price per share outstanding	$20.68

Investor Class
Net assets applicable to outstanding shares	$37,592,587

Shares of beneficial interest outstanding	1,962,371

Net asset value per share outstanding	$19.16
Maximum sales charge (5.50% of offering price)	1.12

Maximum offering price per share outstanding	$20.28

Class B
Net assets applicable to outstanding shares	$4,734,042

Shares of beneficial interest outstanding	286,243

Net asset value and offering price per share outstanding	$16.54

Class C
Net assets applicable to outstanding shares	$3,606,130

Shares of beneficial interest outstanding	218,156

Net asset value and offering price per share outstanding	$16.53

Class I
Net assets applicable to outstanding shares	$114,730,991

Shares of beneficial interest outstanding	5,680,762

Net asset value and offering price per share outstanding	$20.20

Class R1
Net assets applicable to outstanding shares	$52,085

Shares of beneficial interest outstanding	2,588

Net asset value and offering price per share outstanding (a)	$20.12

Class R2
Net assets applicable to outstanding shares	$77,204

Shares of beneficial interest outstanding	3,969

Net asset value and offering price per share outstanding	$19.45

Class R3
Net assets applicable to outstanding shares	$289,506

Shares of beneficial interest outstanding	14,961

Net asset value and offering price per share outstanding	$19.35

(a)	The difference between the recalculated and stated NAV was caused by rounding.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statement of Operations for the six months ended April 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$2,270,130
Securities lending	12,067
Dividends-affiliated	1,243

Total income	2,283,440

Expenses
Manager (See Note 3)	1,269,393
Distribution/Service—Class A (See Note 3)	159,120
Distribution/Service—Investor Class (See Note 3)	55,793
Distribution/Service—Class B (See Note 3)	30,976
Distribution/Service—Class C (See Note 3)	23,760
Distribution/Service—Class R2 (See Note 3)	116
Distribution/Service—Class R3 (See Note 3)	810
Transfer agent (See Note 3)	259,952
Registration	62,654
Professional fees	38,804
Custodian	33,981
Shareholder communication	27,284
Trustees	5,256
Shareholder service (See Note 3)	238
Miscellaneous	15,225

Total expenses before waiver/reimbursement	1,983,362
Expense waiver/reimbursement from Manager (See Note 3)	(51,032)

Net expenses	1,932,330

Net investment income (loss)	351,110

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	(41,618,492)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(27,546,141)

Net realized and unrealized gain (loss) on investments	(69,164,633)

Net increase (decrease) in net assets resulting from operations	$(68,813,523)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $2,636.

20	MainStay MacKay Small Cap Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2020 (Unaudited) and the year ended October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$351,110	$1,642,566
Net realized gain (loss) on investments	(41,618,492)	(3,656,329)
Net change in unrealized appreciation (depreciation) on investments	(27,546,141)	8,634,669

Net increase (decrease) in net assets resulting from operations	(68,813,523)	6,620,906

Distributions to shareholders:
Class A	(394,667)	(22,158,344)
Investor Class	(1,103)	(6,953,040)
Class B	—	(1,704,580)
Class C	—	(2,258,032)
Class I	(748,796)	(42,922,944)
Class R1	(284)	(8,911)
Class R2	(217)	(19,726)
Class R3	—	(29,548)

Total distributions to shareholders	(1,145,067)	(76,055,125)

Capital share transactions:
Net proceeds from sale of shares	13,124,838	77,148,002
Net asset value of shares issued to shareholders in reinvestment of distributions	1,124,616	74,731,164
Cost of shares redeemed	(29,608,043)	(267,808,665)

Increase (decrease) in net assets derived from capital share transactions	(15,358,589)	(115,929,499)

Net increase (decrease) in net assets	(85,317,179)	(185,363,718)

Net Assets
Beginning of period	350,845,038	536,208,756

End of period	$265,527,859	$350,845,038

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class A	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$24.59		$28.34	$31.91	$26.45	$26.35	$25.74

Net investment income (loss) (a)	0.02		0.07	0.06	0.03	0.22	0.05

Net realized and unrealized gain (loss) on investments	(5.00)		0.24	(0.98)	5.54	(0.09)	0.56

Total from investment operations	(4.98)		0.31	(0.92)	5.57	0.13	0.61

Less distributions:

From net investment income	(0.07)		(0.05)	—	(0.11)	(0.03)	—

From net realized gain on investments	—		(4.01)	(2.65)	—	—	—

Total distributions	(0.07)		(4.06)	(2.65)	(0.11)	(0.03)	—

Net asset value at end of period	$19.54		$24.59	$28.34	$31.91	$26.45	$26.35

Total investment return (b)	(20.32%)		1.41%	(3.48%)	21.09%	0.49%	2.37%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.19	% ††	0.27%	0.19%	0.10%	0.85%	0.21%

Net expenses (c)	1.25	% ††	1.25%	1.23%	1.24%	1.25%	1.25%

Portfolio turnover rate	109%		205%	92%	60%	65%	39%

Net assets at end of period (in 000’s)	$104,445		$141,548	$155,636	$163,350	$114,041	$124,244

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,

Investor Class	2020*		2019	2018	2017	2016		2015

Net asset value at beginning of period	$24.07		$27.85	$31.48	$26.09	$26.05		$25.51

Net investment income (loss) (a)	(0.01)		(0.01)	(0.02)	(0.05)	0.14		(0.01)

Net realized and unrealized gain (loss) on investments	(4.90)		0.24	(0.96)	5.48	(0.10)		0.55

Total from investment operations	(4.91)		0.23	(0.98)	5.43	0.04		0.54

Less distributions:

From net investment income	(0.00	)‡	—	—	(0.04)	—		—

From net realized gain on investments	—		(4.01)	(2.65)	—	—		—

Total distributions	(0.00	)‡	(4.01)	(2.65)	(0.04)	—		—

Net asset value at end of period	$19.16		$24.07	$27.85	$31.48	$26.09		$26.05

Total investment return (b)	(20.40%)		1.09%	(3.74%)	20.82%	0.15%		2.12%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.08	%)††	(0.05%)	(0.06%)	(0.16%)	0.57	%(c)	(0.05%)

Net expenses (d)	1.52	% ††	1.55%	1.49%	1.50%	1.52	%(e)	1.51%

Expenses (before waiver/reimbursement) (d)	1.70	% ††	1.64%	1.56%	1.50%	1.52	%(e)	1.51%

Portfolio turnover rate	109%		205%	92%	60%	65%		39%

Net assets at end of period (in 000’s)	$37,593		$49,342	$48,569	$57,488	$79,614		$84,482

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.56%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.53%.

22	MainStay MacKay Small Cap Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class B	2020*		2019	2018	2017	2016		2015

Net asset value at beginning of period	$20.86		$24.83	$28.54	$23.80	$23.94		$23.62

Net investment income (loss) (a)	(0.08)		(0.16)	(0.22)	(0.23)	(0.03)		(0.19)

Net realized and unrealized gain (loss) on investments	(4.24)		0.20	(0.84)	4.97	(0.11)		0.51

Total from investment operations	(4.32)		0.04	(1.06)	4.74	(0.14)		0.32

Less distributions:

From net realized gain on investments	—		(4.01)	(2.65)	—	—		—

Net asset value at end of period	$16.54		$20.86	$24.83	$28.54	$23.80		$23.94

Total investment return (b)	(20.71%)		0.35%	(4.46%)	19.92%	(0.58%)		1.35%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.82	%)††	(0.74%)	(0.80%)	(0.86%)	(0.15	%)(c)	(0.79%)

Net expenses (d)	2.27	% ††	2.30%	2.24%	2.25%	2.27	% (e)	2.26%

Expenses (before waiver/reimbursement) (d)	2.45	% ††	2.39%	2.31%	2.25%	2.27	% (e)	2.26%

Portfolio turnover rate	109%		205%	92%	60%	65%		39%

Net assets at end of period (in 000’s)	$4,734		$7,442	$10,698	$15,188	$17,670		$21,976

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.16)%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 2.28%.

	Six months ended April 30,		Year ended October 31,

Class C	2020*		2019	2018	2017	2016		2015

Net asset value at beginning of period	$20.84		$24.81	$28.52	$23.79	$23.93		$23.61

Net investment income (loss) (a)	(0.08)		(0.13)	(0.22)	(0.24)	(0.04)		(0.19)

Net realized and unrealized gain (loss) on investments	(4.23)		0.17	(0.84)	4.97	(0.10)		0.51

Total from investment operations	(4.31)		0.04	(1.06)	4.73	(0.14)		0.32

Less distributions:

From net realized gain on investments	—		(4.01)	(2.65)	—	—		—

Net asset value at end of period	$16.53		$20.84	$24.81	$28.52	$23.79		$23.93

Total investment return (b)	(20.68%)		0.35%	(4.47%)	19.88%	(0.59%)		1.36%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.82	%)††	(0.60%)	(0.81%)	(0.88%)	(0.16	%)(c)	(0.80%)

Net expenses (d)	2.27	% ††	2.30%	2.24%	2.25%	2.27	% (e)	2.26%

Expenses (before waiver/reimbursement) (d)	2.45	% ††	2.39%	2.31%	2.25%	2.27	% (e)	2.26%

Portfolio turnover rate	109%		205%	92%	60%	65%		39%

Net assets at end of period (in 000’s)	$3,606		$5,469	$14,156	$17,770	$17,921		$21,433

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.17)%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 2.28%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class I	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$25.44		$29.19	$32.72	$27.11	$27.02	$26.39

Net investment income (loss) (a)	0.05		0.17	0.14	0.11	0.29	0.12

Net realized and unrealized gain (loss) on investments	(5.16)		0.22	(1.02)	5.68	(0.10)	0.57

Total from investment operations	(5.11)		0.39	(0.88)	5.79	0.19	0.69

Less distributions:

From net investment income	(0.13)		(0.13)	—	(0.18)	(0.10)	(0.06)

From net realized gain on investments	—		(4.01)	(2.65)	—	—	—

Total distributions	(0.13)		(4.14)	(2.65)	(0.18)	(0.10)	(0.06)

Net asset value at end of period	$20.20		$25.44	$29.19	$32.72	$27.11	$27.02

Total investment return (b)	(20.19%)		1.67%	(3.26%)	21.40%	0.71%	2.63%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.44	% ††	0.66%	0.45%	0.36%	1.10%	0.44%

Net expenses (c)	1.00	% ††	1.00%	0.98%	0.99%	1.00%	1.00%

Portfolio turnover rate	109%		205%	92%	60%	65%	39%

Net assets at end of period (in 000’s)	$114,731		$146,525	$306,746	$332,900	$325,316	$320,016

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,

Class R1	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$25.34		$29.09	$32.65	$27.05	$26.96	$26.34

Net investment income (loss) (a)	0.04		0.10	0.12	0.08	0.26	0.10

Net realized and unrealized gain (loss) on investments	(5.15)		0.26	(1.03)	5.68	(0.10)	0.56

Total from investment operations	(5.11)		0.36	(0.91)	5.76	0.16	0.66

Less distributions:

From net investment income	(0.11)		(0.10)	—	(0.16)	(0.07)	(0.04)

From net realized gain on investments	—		(4.01)	(2.65)	—	—	—

Total distributions	(0.11)		(4.11)	(2.65)	(0.16)	(0.07)	(0.04)

Net asset value at end of period	$20.12		$25.34	$29.09	$32.65	$27.05	$26.96

Total investment return (b)	(20.26%)		1.57%	(3.36%)	21.34%	0.61%	2.50%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.33	% ††	0.41%	0.38%	0.25%	0.97%	0.35%

Net expenses (c)	1.10	% ††	1.10%	1.08%	1.09%	1.10%	1.10%

Portfolio turnover rate	109%		205%	92%	60%	65%	39%

Net assets at end of period (in 000’s)	$52		$65	$63	$97	$85	$81

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

24	MainStay MacKay Small Cap Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class R2	2020*		2019	2018	2017	2016		2015

Net asset value at beginning of period	$24.47		$28.21	$31.81	$26.37	$26.28		$25.70

Net investment income (loss) (a)	0.01		0.04	0.03	(0.01)	0.19		0.01

Net realized and unrealized gain (loss) on investments	(4.98)		0.25	(0.98)	5.54	(0.10)		0.57

Total from investment operations	(4.97)		0.29	(0.95)	5.53	0.09		0.58

Less distributions:

From net investment income	(0.05)		(0.02)	—	(0.09)	(0.00	)‡	—

From net realized gain on investments	—		(4.01)	(2.65)	—	—		—

Total distributions	(0.05)		(4.03)	(2.65)	(0.09)	(0.00	)‡	—

Net asset value at end of period	$19.45		$24.47	$28.21	$31.81	$26.37		$26.28

Total investment return (b)	(20.33%)		1.30%	(3.59%)	21.00%	0.34	%(c)	2.26%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.10	% ††	0.18%	0.09%	(0.03%)	0.73%		0.03%

Net expenses (d)	1.35	% ††	1.35%	1.33%	1.34%	1.35%		1.35%

Portfolio turnover rate	109%		205%	92%	60%	65%		39%

Net assets at end of period (in 000’s)	$77		$111	$137	$137	$112		$90

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,			February 29, 2016^ through October 31,

Class R3	2020*		2019	2018	2017	2016

Net asset value at beginning of period	$24.32		$28.11	$31.78	$26.39	$23.88

Net investment income (loss) (a)	(0.02)		(0.04)	(0.05)	(0.10)	(0.01)

Net realized and unrealized gain (loss) on investments	(4.95)		0.26	(0.97)	5.55	2.52

Total from investment operations	(4.97)		0.22	(1.02)	5.45	2.51

Less distributions:

From net investment income	—		—	—	(0.06)	—

From net realized gain on investments	—		(4.01)	(2.65)	—	—

Total distributions	—		(4.01)	(2.65)	(0.06)	—

Net asset value at end of period	$19.35		$24.32	$28.11	$31.78	$26.39

Total investment return (b)	(20.44%)		1.04%	(3.83%)	20.68%	10.51	% (c)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.17	%)††	(0.15%)	(0.15%)	(0.32%)	(0.07	%)††(d)

Net expenses (e)	1.60	% ††	1.60%	1.58%	1.59%	1.60	% ††(f)

Portfolio turnover rate	109%		205%	92%	60%	65%

Net assets at end of period (in 000’s)	$290		$342	$204	$181	$81

*	Unaudited.
^	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been (0.08)%.
(e)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 1.61%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-one funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Small Cap Core Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has nine classes of shares registered for sale. Class I shares commenced operations on January 12, 1987. Class A and Class B shares commenced operations on January 2, 2004. Class C shares commenced operations on December 30, 2002. Investor Class shares commenced operations on February 28, 2008. Class R1 and R2 shares commenced operations on July 31, 2012. Class R3 shares commenced operations on February 29, 2016. Class R6 shares were registered for sale effective as of February 28, 2017. As of April 30, 2020, Class R6 shares were not yet offered for sale.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals

26	MainStay MacKay Small Cap Core Fund

with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2020 is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2020, no securities held by the Fund were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature

27

Notes to Financial Statements (Unaudited) (continued)

in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of April 30, 2020, the Fund did not hold any repurchase agreements.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities

28	MainStay MacKay Small Cap Core Fund

and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2020, the Fund had securities on loan with an aggregate market value of $8,519,910; the total market value of collateral held by the Fund was $8,876,306. The market value of the collateral held included non-cash collateral, in the form of U.S. Treasury securities, with a value of $4,905,568 and cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $3,970,737.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(J)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the

Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. The Fund’s subadvisor changed effective April 1, 2019 due to the termination of Epoch Investment Partners, Inc. as the Fund’s subadvisor and the appointment of MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”) as the Fund’s subadvisor. MacKay Shields, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.80% up to $1 billion, 0.775% from $1 billion to $2 billion and 0.75% in excess of $2 billion. During the six-month period ended April 30, 2020, the effective management fee rate was 0.80%, (exclusive of any applicable waivers/reimbursements).

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 shares do not exceed those of Class I. This agreement will remain in effect until February 28, 2021 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the six-month period ended April 30, 2020, New York Life Investments earned fees from the Fund in the amount of $1,269,393 and waived its fees and/or reimbursed expenses, including the voluntary waiver/reimbursement of certain class specific expenses in the amount of $51,032 and paid the Subadvisor in the amount of $609,181.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

29

Notes to Financial Statements (Unaudited) (continued)

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the six-month period ended April 30, 2020, shareholder service fees incurred by the Fund were as follows:

Class R1	$30
Class R2	46
Class R3	162

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2020 were $11,506 and $7,494, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares during the six-month period ended April 30, 2020, of $385, $5, $2,998 and $40, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. Effective November 1, 2019, New York Life Investments contractually agreed to limit the transfer agency expenses charged to each of the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis (excluding small account fees) after deducting any other applicable expense cap reimbursements or transfer agency waivers. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2020, transfer agent expenses incurred by the Fund and any applicable waivers were as follows:

Class	Expense	Waived

Class A	$54,212	$—
Investor Class	119,228	(41,118)
Class B	16,441	(5,599)
Class C	12,631	(4,315)
Class I	57,236	—
Class R1	26	—
Class R2	39	—
Class R3	139	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$4	$11,599	$(11,548)	$—	$—	$55	$1	$—	55

30	MainStay MacKay Small Cap Core Fund

(G)  Capital.  As of April 30, 2020, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R1	$38,014	73.0%
Class R2	37,287	48.3
Class R3	25,776	8.9

Note 4–Federal Income Tax

As of April 30, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$286,966,195	$18,836,361	$(36,281,522)	$(17,445,161)

As of October 31, 2019, for federal income tax purposes, capital loss carryforwards of $1,087,600 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or have expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$1,088	$—

During the year ended October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019

Distributions paid from:
Ordinary Income	$16,851,924
Long-Term Capital Gain	59,203,201
Total	$76,055,125

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2020, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2020, purchases and sales of securities, other than short-term securities, were $344,232 and $360,446, respectively.

31

Notes to Financial Statements (Unaudited) (continued)

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended April 30, 2020 and the year ended October 31, 2019, were as follows:

Class A	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	226,042	$4,975,012
Shares issued to shareholders in reinvestment of distributions	15,291	386,718
Shares redeemed	(706,568)	(16,128,019)

Net increase (decrease) in shares outstanding before conversion	(465,235)	(10,766,289)
Shares converted into Class A (See Note 1)	80,990	1,956,739
Shares converted from Class A (See Note 1)	(28,082)	(538,231)

Net increase (decrease)	(412,327)	$(9,347,781)

Year ended October 31, 2019:
Shares sold	1,402,813	$34,493,673
Shares issued to shareholders in reinvestment of distributions	903,233	21,722,758
Shares redeemed	(2,062,995)	(50,113,845)

Net increase (decrease) in shares outstanding before conversion	243,051	6,102,586
Shares converted into Class A (See Note 1)	149,633	3,670,632
Shares converted from Class A (See Note 1)	(127,737)	(3,133,952)

Net increase (decrease)	264,947	$6,639,266

Investor Class	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	64,249	$1,379,537
Shares issued to shareholders in reinvestment of distributions	44	1,100
Shares redeemed	(110,328)	(2,466,300)

Net increase (decrease) in shares outstanding before conversion	(46,035)	(1,085,663)
Shares converted into Investor Class (See Note 1)	24,233	501,906
Shares converted from Investor Class (See Note 1)	(65,533)	(1,589,726)

Net increase (decrease)	(87,335)	$(2,173,483)

Year ended October 31, 2019:
Shares sold	481,043	$11,560,647
Shares issued to shareholders in reinvestment of distributions	293,787	6,936,312
Shares redeemed	(579,795)	(13,923,669)

Net increase (decrease) in shares outstanding before conversion	195,035	4,573,290
Shares converted into Investor Class (See Note 1)	190,842	4,573,321
Shares converted from Investor Class (See Note 1)	(80,141)	(1,939,055)

Net increase (decrease)	305,736	$7,207,556

Class B	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	1,911	$35,384
Shares redeemed	(37,189)	(724,491)

Net increase (decrease) in shares outstanding before conversion	(35,278)	(689,107)
Shares converted from Class B (See Note 1)	(35,295)	(659,819)

Net increase (decrease)	(70,573)	$(1,348,926)

Year ended October 31, 2019:
Shares sold	145,968	$3,037,994
Shares issued to shareholders in reinvestment of distributions	78,956	1,626,496
Shares redeemed	(223,781)	(4,666,084)

Net increase (decrease) in shares outstanding before conversion	1,143	(1,594)
Shares converted from Class B (See Note 1)	(75,210)	(1,534,640)

Net increase (decrease)	(74,067)	$(1,536,234)

Class C	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	13,779	$240,303
Shares redeemed	(53,901)	(992,435)

Net increase (decrease) in shares outstanding before conversion	(40,122)	(752,132)
Shares converted from Class C (See Note 1)	(4,106)	(74,798)

Net increase (decrease)	(44,228)	$(826,930)

Year ended October 31, 2019:
Shares sold	47,042	$975,041
Shares issued to shareholders in reinvestment of distributions	106,563	2,193,068
Shares redeemed	(381,010)	(7,997,538)

Net increase (decrease) in shares outstanding before conversion	(227,405)	(4,829,429)
Shares converted from Class C (See Note 1)	(80,680)	(1,697,961)

Net increase (decrease)	(308,085)	$(6,527,390)

Class I	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	249,748	$6,464,371
Shares issued to shareholders in reinvestment of distributions	28,200	736,297
Shares redeemed	(377,528)	(9,270,889)

Net increase in shares outstanding before conversion	(99,580)	(2,070,221)
Shares converted into Class I (See Note 1)	20,359	403,929

Net increase (decrease)	(79,221)	$(1,666,292)

Year ended October 31, 2019:
Shares sold	1,077,763	$26,925,498
Shares issued to shareholders in reinvestment of distributions	1,699,366	42,195,266
Shares redeemed	(7,526,978)	(191,065,053)

Net increase (decrease) in shares outstanding before conversion	(4,749,849)	(121,944,289)
Shares converted into Class I (See Note 1)	2,415	61,655

Net increase (decrease)	(4,747,434)	$(121,882,634)

32	MainStay MacKay Small Cap Core Fund

Class R1	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	23	$531
Shares issued to shareholders in reinvestment of distributions	11	284
Shares redeemed	(0)^	(9)

Net increase (decrease)	34	$806

Year ended October 31, 2019:
Shares sold	28	$721
Shares issued to shareholders in reinvestment of distributions	360	8,911
Shares redeemed	(1)	(18)

Net increase (decrease)	387	$9,614

Class R2	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	95	$2,251
Shares issued to shareholders in reinvestment of distributions	9	217
Shares redeemed	(691)	(17,613)

Net increase (decrease)	(587)	$(15,145)

Year ended October 31, 2019:
Shares sold	238	$5,889
Shares issued to shareholders in reinvestment of distributions	824	19,726
Shares redeemed	(1,371)	(30,004)

Net increase (decrease)	(309)	$(4,389)

Class R3	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	1,226	$27,449
Shares redeemed	(344)	(8,287)

Net increase (decrease)	882	$19,162

Year ended October 31, 2019:
Shares sold	6,168	$148,539
Shares issued to shareholders in reinvestment of distributions	1,199	28,627
Shares redeemed	(529)	(12,454)

Net increase (decrease)	6,838	$164,712

^	Less than one share.

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework— Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of April 30, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2020, events and transactions subsequent to April 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19 is uncertain and could adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay MacKay Small Cap Core Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to the Fund’s shareholders.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity

34	MainStay MacKay Small Cap Core Fund

to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).

The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Fund. The Board evaluated MacKay’s experience in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay, and New York Life Investments’ and MacKay’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments and MacKay believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, generally placing greater emphasis on the Fund’s long-term performance track record. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to MacKay as well as discussions between the

35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering the investment performance of the Fund, the Board noted that the Fund underperformed its peer funds for the one-, three-, five- and ten-year periods ended July 31, 2019. The Board considered its discussions with representatives from New York Life Investments and MacKay regarding the Fund’s investment performance relative to that of its benchmark index and peer funds.

Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay

The Board considered information provided by New York Life Investments and MacKay with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and MacKay and their affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the

36	MainStay MacKay Small Cap Core Fund

reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past six years.

Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

37

Discussion of the Operation and Effectiveness of the Fund’s Liquidity Risk

Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund’s liquidity risk. The Board of Trustees of MainStay Funds Trust (the “Board”) designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments and (iii) the Fund’s investment strategy continues to be appropriate for an open-end fund.

In accordance with the Program, the Fund’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

38	MainStay MacKay Small Cap Core Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

39

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay Short Term Bond Fund4

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund5

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund6

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund7

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund8

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.9

Brussels, Belgium

Candriam Luxembourg S.C.A.9

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC9

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC9

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective August 31, 2020, MainStay MacKay Infrastructure Bond Fund will be renamed MainStay MacKay U.S. Infrastructure Bond Fund.
4.	Formerly known as MainStay Indexed Bond Fund.
5.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
6.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
7.	Effective July 31, 2020, MainStay Growth Allocation Fund will be renamed MainStay Equity Allocation Fund.
8.	Effective July 31, 2020, MainStay Moderate Growth Allocation Fund will be named MainStay Growth Allocation Fund.
9.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1736841 MS086-20	MSSCC10-06/20 (NYLIM) NL227

MainStay Floating Rate Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Financial markets experienced high levels of volatility in response to the spreading of a novel coronavirus, which causes the disease known as COVID-19, and a sharpening decline in global economic activity during the six months ended April 30, 2020.

After gaining ground during the first three and a half months of the reporting period, most broad stock and bond indices began to dip in late February as a growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crises; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment.

In the United States, with the number of reported U.S. COVID-19 cases continuing to rise, the Federal Reserve (“Fed”) cut interest rates twice and announced unlimited quantitative easing. In late March, the federal government declared a national emergency as unemployment claims increased by 22 million in a four-week period, and Congress passed and the President signed the CARES Act to provide a $2 trillion stimulus package, with the promise of further aid for consumers and businesses to come. Investors generally responded positively to the government’s fiscal and monetary measures, as well as prospects for a gradual lessening of restrictions on non-essential businesses. Accordingly, despite mounting signs of recession and rapidly rising unemployment levels, in April, markets regained some of the ground that they had lost in the previous month.

For the reporting period as a whole, U.S. equity indices produced broadly negative performance. Traditionally more volatile small- and mid-cap stocks were particularly hard hit, and value stocks tended to underperform their growth-oriented counterparts. The energy sector suffered the steepest declines due to weakening demand and an escalating petroleum price war between Saudi Arabia and Russia, the world’s second and third largest petroleum producers after the United States. Most other sectors sustained substantial, though milder losses.

The health care and information technology sectors, both of which rebounded strongly in April, generally ended the reporting period in positive territory. International equities followed patterns similar to those seen in the United States, with a decline in March followed by a partial recovery in April. Overall, however, U.S. stocks ended the reporting period with milder losses than those of most other developed and developing economies.

Fixed-income markets also experienced unusually high levels of volatility. Corporate bonds lost value in March before partly recovering in April, with speculative high-yield credit facing the brunt of risk-off investor sentiment. High-grade municipal bonds dipped briefly in mid-March before regaining most of the lost ground, outperforming lower-grade, higher-yielding municipal securities. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. At the opposite end of the fixed-income risk spectrum, emerging-market debt underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the curve of the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so that they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2020

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years	Gross Expense Ratio[2]

Class A Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	5/3/2004	–8.94 –6.12%	–8.80 –5.98%	0.84 1.46%	2.40 2.71%	1.09 1.09%
Investor Class Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–8.93 –6.11	–8.78 –5.96	0.84 1.46	2.38 2.69	1.08 1.08
Class B Shares[3]	Maximum 3% CDSC if Redeemed Within the First Four Years of Purchase	With sales charges Excluding sales charges	5/3/2004	–9.22 –6.46	–9.36 –6.65	0.70 0.70	1.93 1.93	1.83 1.83
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	5/3/2004	–7.49 –6.57	–7.67 –6.77	0.70 0.70	1.93 1.93	1.83 1.83
Class I Shares	No Sales Charge		5/3/2004	–6.11	–5.74	1.71	2.97	0.84
Class R3 Shares	No Sales Charge		2/29/2016	–6.39	–6.41	2.33	N/A	1.44
Class R6 Shares	No Sales Charge		2/28/2019	–6.00	–5.63	–3.66	N/A	0.64

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

S&P/LSTA Leveraged Loan Index[4]	–7.14%	–6.61%	1.85%	3.39%
Credit Suisse Leveraged Loan Index[5]	–7.50	–7.10	1.88	3.57
Morningstar Bank Loan Category Average[6]	–7.49	–7.36	1.01	2.60

4.

The S&P/LSTA Leveraged Loan Index is the Fund’s primary broad-based securities market index for comparison purposes. The S&P/LSTA Leveraged Loan Index is a broad-based index designed to reflect the performance of U.S. dollar facilities in the leveraged loan market. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Credit Suisse Leveraged Loan Index is the Fund’s secondary benchmark. The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, U.S. dollar-denominated non-investment-grade loans.

Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6.

The Morningstar Bank Loan Category Average is representative of funds that invest in floating-rate bank loans instead of bonds. In exchange for their credit risk, these loans offer high interest payments that typically float above a common short-term benchmark. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Floating Rate Fund

Cost in Dollars of a $1,000 Investment in MainStay Floating Rate Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2019, to April 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2019, to April 30, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/19	Ending Account Value (Based on Actual Returns and Expenses) 4/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$938.80	$5.54	$1,019.14	$5.77	1.15%

Investor Class Shares	$1,000.00	$938.90	$5.45	$1,019.24	$5.67	1.13%

Class B Shares	$1,000.00	$935.40	$9.05	$1,015.51	$9.42	1.88%

Class C Shares	$1,000.00	$934.30	$9.04	$1,015.51	$9.42	1.88%

Class I Shares	$1,000.00	$938.90	$4.29	$1,020.44	$4.47	0.89%

Class R3 Shares	$1,000.00	$936.10	$7.22	$1,017.40	$7.52	1.50%

Class R6 Shares	$1,000.00	$940.00	$3.18	$1,021.58	$3.32	0.66%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of April 30, 2020 (Unaudited)

Electronics	13.9%

Healthcare, Education & Childcare	8.7

Hotels, Motels, Inns & Gaming	5.5

Utilities	4.7

Telecommunications	4.5

Broadcasting & Entertainment	4.3

Diversified/Conglomerate Service	4.3

Chemicals, Plastics & Rubber	4.1

Leisure, Amusement, Motion Pictures & Entertainment	3.7

Containers, Packaging & Glass	3.6

Diversified/Conglomerate Manufacturing	3.4

Beverage, Food & Tobacco	3.2

Buildings & Real Estate	3.0

Insurance	2.9

Retail Store	2.5

Automobile	2.0

Personal, Food & Miscellaneous Services	2.0

Banking	1.9

Mining, Steel, Iron & Non-Precious Metals	1.6

Aerospace & Defense	1.5

Machinery (Non-Agriculture, Non-Construct & Non-Electronic)	1.4

Oil & Gas	1.4

Printing & Publishing	1.1

Personal & Nondurable Consumer Products (Manufacturing Only)	1.0

Electric	0.8

Finance	0.6

Chemicals	0.5

Ecological	0.5

Commercial Services	0.4

Biotechnology	0.3

Cargo Transport	0.3%

Environmental Controls	0.3

Home and Office Furnishings, Housewares & Durable Consumer Products	0.3

Affiliated Investment Company	0.2

Auto Manufacturers	0.2

Auto Parts & Equipment	0.2

Food	0.2

Mining	0.2

Miscellaneous—Manufacturing	0.2

Pharmaceuticals	0.2

Building Materials	0.1

Distribution & Wholesale	0.1

Entertainment	0.1

Household Products & Wares	0.1

Housewares	0.1

Lodging	0.1

Media	0.1

Metals & Mining	0.1

Oil & Gas Services	0.1

Packaging & Containers	0.1

Personal Transportation	0.1

Trucking & Leasing	0.1

Communications Equipment	0.0	‡

Independent Power & Renewable Electricity Producers	0.0	‡

Oil, Gas & Consumable Fuels	0.0	‡

Real Estate Investment Trusts	0.0	‡

Short-Term Investment	6.2

Other Assets, Less Liabilities	1.0

	100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of April 30, 2020 (excluding short-term investments) (Unaudited)

1.	Charter Communications Operating LLC, 2.16%, due 4/30/25

2.	McAfee LLC, 4.188%–9.50%, due 9/30/24–9/29/25

3.	Scientific Games International, Inc., 3.15%–7.00%, due 8/14/24–5/15/28

4.	Calpine Corp., 2.66%, due 1/15/24–4/5/26

5.	Bausch Health Companies, Inc. 3.718%, due 6/2/25
6.	Vistra Operations Co. LLC, 2.15%–5.00%, due 12/31/25–7/31/27

7.	Asurion LLC, 3.404%–6.904%, due 8/4/22–8/4/25

8.	SBA Senior Finance II LLC, 2.16%, due 4/11/25

9.	MH Sub I LLC, 4.822%, due 9/13/24

10.	U.S. Foods, Inc., 2.154%–6.25%, due 6/27/23–4/15/25

8	MainStay Floating Rate Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Robert H. Dial, Mark A. Campellone and Arthur S. Torrey of NYL Investors LLC, the Fund’s Subadvisor.

How did MainStay Floating Rate Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2020?

For the six months ended April 30, 2020, Class I shares of MainStay Floating Rate Fund returned –6.11%, outperforming the –7.14% return of the Fund’s primary benchmark, the S&P/LSTA Leveraged Loan Index and the –7.50% return of the Credit Suisse Leveraged Loan Index, which is the Fund’s secondary benchmark. Over the same period, Class I shares also outperformed the –7.49% return of the Morningstar Bank Loan Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The floating rate market generally realized positive relative performance during the first half of the reporting period. However, beginning in February and continuing through mid-March 2020, risk assets—including equities, high-yield bonds and loans—were all negatively affected by the global COVID-19 pandemic as those markets experienced the most severe sell-off since the financial crisis of 2008. As governments and central banks mounted a vigorous response to the situation, risk assets partly rebounded in the last week of March and throughout April 2020, recovering approximately 50% from the depths of the recent decline.

What was the Fund’s duration2 strategy during the reporting period?

Floating-rate loans are, by their nature, a low-duration asset. Loans earn a stated spread3 over a floating reference rate, which is LIBOR.4 Issuers can generally borrow under a 30- to 90-day range with LIBOR. The weighted-average time to LIBOR reset on the Fund’s portfolio averaged approximately 40 days during the reporting period.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

On a sector basis, the strongest positive contributions to the Fund’s performance relative to the S&P/LSTA Leveraged Loan Index included underweight exposure to retail, oil & gas, health care, broadcasting and business services. (Contributions take weightings and total returns into account.) Detracting from these positive contributions to the Fund’s relative performance were the Fund’s overweight exposures to the gaming, insurance, building materials, home furnishings and leisure sectors.

What were some of the Fund’s largest purchases and sales during the reporting period?

The Fund’s largest purchases during the reporting period included loans issued by private equity investor Royalty Pharma, global cinema chain Cineworld and telecommunication services provider Sprint Communications. These investments reflected our favorable view toward the business prospects and managements of these issuers at the time of purchase. The Fund did reduce its exposure to Cineworld later in the same period over concerns about the impact of the COVID-19 pandemic on their operations for the foreseeable future. The largest sales during the reporting period were loans issued by Caesars Resort Collection (a subsidiary of casino and resort operator Caesars Entertainment), contract life sciences research firm Pharmaceutical Product Development (“PPD”), and communications and entertainment infrastructure company CommScope. In each instance, the sales were not of the Fund’s full position. The reduction in the Fund’s Caesars Resort Collection holdings reflected our concerns over business disruption from the COVID-19 pandemic. Partial sales of PPD and CommScope holdings helped maintain the Fund’s liquidity and relative value.

How did the Fund’s sector weightings change during the reporting period?

In response to the impact of the COVID-19 pandemic on financial markets and the prospects for future economic growth, the Fund undertook several portfolio management responses. The Fund reduced exposure to sectors we believed to be particularly vulnerable to the effects of the pandemic, including automobiles, building materials, energy, gaming and retail. Offsetting these reductions, the Fund increased exposure to sectors we believed to be more resilient, including aerospace & defense, broadcasting, packaging, food products, telecom and utilities.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2020 the Fund had adopted a modestly more defensive positioning in response to the market volatility brought on by the COVID-19 pandemic. Specifically, the Fund reduced its exposure to relatively volatile sectors, such as automobiles, building materials, energy, gaming and retail, while increasing its exposure to relatively defensive sectors, such as aerospace &

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

4.	The London InterBank Offered Rate (LIBOR) is a composite of interest rates at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates.

9

defense, broadcasting, packaging, food products, telecom and utilities. In the process, the Fund increased its average cash balance. On a ratings basis, as of the same date, the Fund held overweight exposure relative to the S&P/LSTA Leveraged Loan Index to BB-rated credit and relatively underweight exposure to riskier credits rated B, CCC and below.5

5.

An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Floating Rate Fund

Portfolio of Investments April 30, 2020 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 92.5%† Corporate Bonds 4.7%
Aerospace & Defense 0.3%
Howmet Aerospace, Inc. 6.875%, due 5/1/25	$500,000	$509,883
Spirit AeroSystems, Inc. 7.50%, due 4/15/25 (a)	2,100,000	2,068,500

		2,578,383

Auto Manufacturers 0.2%
Ford Motor Co.
8.50%, due 4/21/23	700,000	690,375
9.00%, due 4/22/25	1,400,000	1,363,250

		2,053,625

Auto Parts & Equipment 0.2%
Cooper-Standard Automotive, Inc. 5.625%, due 11/15/26 (a)	600,000	390,042
Delphi Technologies PLC 5.00%, due 10/1/25 (a)	1,200,000	1,122,000

		1,512,042

Building Materials 0.1%
Jeld-Wen, Inc.(a)
4.625%, due 12/15/25	590,000	525,041
4.875%, due 12/15/27	780,000	688,350

		1,213,391

Chemicals 0.5%
Alpha 3 B.V. 6.25%, due 2/1/25 (a)	1,600,000	1,519,680
Element Solutions, Inc. 5.875%, due 12/1/25 (a)	2,800,000	2,774,100
Starfruit Finco B.V. / Starfruit U.S. Holdco LLC 8.00%, due 10/1/26 (a)	1,000,000	936,500

		5,230,280

Commercial Services 0.4%
Herc Holdings, Inc. 5.50%, due 7/15/27 (a)	850,000	796,790
Prime Security Services Borrower LLC / Prime Finance, Inc. 6.25%, due 1/15/28 (a)	1,750,000	1,552,775
Refinitiv U.S. Holdings, Inc. 8.25%, due 11/15/26 (a)	1,000,000	1,085,000

		3,434,565

Distribution & Wholesale 0.1%
IAA, Inc. 5.50%, due 6/15/27 (a)	500,000	498,900
KAR Auction Services, Inc. 5.125%, due 6/1/25 (a)	400,000	340,680

		839,580

	Principal Amount	Value
Electric 0.8%
Clearway Energy Operating LLC 5.75%, due 10/15/25	$1,776,000	$1,829,102
Vistra Energy Corp. 8.125%, due 1/30/26 (a)	3,750,000	3,928,125
Vistra Operations Co. LLC 5.00%, due 7/31/27 (a)	1,500,000	1,529,850

		7,287,077

Entertainment 0.1%
Scientific Games International, Inc. 7.00%, due 5/15/28 (a)	1,350,000	972,000

Environmental Controls 0.3%
Advanced Disposal Services, Inc. 5.625%, due 11/15/24 (a)	1,200,000	1,242,000
GFL Environmental, Inc. (a)
4.25%, due 6/1/25	1,200,000	1,206,000
8.50%, due 5/1/27	462,000	504,130

		2,952,130

Food 0.2%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons, L.P. / Albertsons LLC 4.875%, due 2/15/30 (a)	300,000	304,125
Post Holdings, Inc. 5.50%, due 12/15/29 (a)	240,000	241,200
U.S. Foods, Inc. 6.25%, due 4/15/25 (a)	1,200,000	1,222,500

		1,767,825

Household Products & Wares 0.1%
Prestige Brands, Inc. 6.375%, due 3/1/24 (a)	700,000	719,250

Housewares 0.1%
Scotts Miracle-Gro Co. 5.25%, due 12/15/26	800,000	811,600

Insurance 0.1%
GTCR AP Finance, Inc. 8.00%, due 5/15/27 (a)	900,000	841,500

Lodging 0.1%
Boyd Gaming Corp. 4.75%, due 12/1/27 (a)	600,000	516,900
Hilton Domestic Operating Co., Inc. 5.375%, due 5/1/25 (a)	1,000,000	993,750

		1,510,650

Media 0.1%
iHeartCommunications, Inc.
6.375%, due 5/1/26	195,382	184,636

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Media (continued)
iHeartCommunications, Inc. (continued)
8.375%, due 5/1/27	$354,129	$291,519

		476,155

Mining 0.2%
Kaiser Aluminum Corp. 6.50%, due 5/1/25 (a)	1,550,000	1,569,375

Miscellaneous—Manufacturing 0.2%
Koppers, Inc. 6.00%, due 2/15/25 (a)	2,000,000	1,625,000

Oil & Gas 0.0%‡
EP Energy LLC / Everest Acquisition Finance, Inc. 8.00%, due 2/15/25 (a)(b)(c)	800,000	1,200

Oil & Gas Services 0.1%
USA Compression Partners, L.P. / USA Compression Finance Corp. 6.875%, due 4/1/26	640,000	515,200

Packaging & Containers 0.1%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 5.25%, due 4/30/25 (a)	1,000,000	1,027,480
Plastipak Holdings, Inc. 6.25%, due 10/15/25 (a)	530,000	473,184

		1,500,664

Pharmaceuticals 0.2%
Bausch Health Cos., Inc. (a)
5.50%, due 11/1/25	700,000	727,650
6.50%, due 3/15/22	1,500,000	1,529,700

		2,257,350

Real Estate Investment Trusts 0.0%‡
Ryman Hospitality Properties, Inc. 4.75%, due 10/15/27 (a)	300,000	261,750

Telecommunications 0.1%
Telesat Canada 4.875%, due 6/1/27 (a)	900,000	886,500

Trucking & Leasing 0.1%
DAE Funding LLC 5.00%, due 8/1/24 (a)	1,000,000	885,000

Total Corporate Bonds (Cost $46,206,585)		43,702,092

	Principal Amount	Value
Floating Rate Loans 77.5% (d)
Aerospace & Defense 0.9%
Dynasty Acquisition Co., Inc.
2020 Term Loan B1 4.95% (3 Month LIBOR + 3.50%), due 4/6/26	$1,835,877	$1,600,273
2020 CAD Term Loan B2 4.95% (3 Month LIBOR + 3.50%), due 4/6/26	987,031	860,362
Science Applications International Corp. 2018 Term Loan B 2.279% (1 Month LIBOR + 1.875%), due 10/31/25	2,068,500	1,997,825
TransDigm, Inc.
2020 Term Loan E 2.654% (1 Month LIBOR + 2.25%), due 5/30/25	980,044	854,913
2020 Term Loan F 2.654% (1 Month LIBOR + 2.25%), due 12/9/25	3,433,147	2,996,492

		8,309,865

Automobile 1.9%
American Axle and Manufacturing, Inc. Term Loan B 3.00% (1 Month LIBOR + 2.25%), due 4/6/24	2,019,159	1,736,477
AP Exhaust Acquisition LLC (e)
2019 Term Loan B 6.71% (3 Month LIBOR + 5.00%), due 5/10/24	425,283	107,915
2019 Term Loan B 6.72% (6 Month LIBOR + 5.00%), due 5/10/24	425,283	107,916
Autokiniton U.S. Holdings, Inc. 2018 Term Loan B 6.779% (1 Month LIBOR + 6.375%), due 5/22/25 (e)(f)	3,144,000	2,436,600
Belron Finance U.S. LLC
2019 USD Term Loan B 3.26% (3 Month LIBOR + 2.50%), due 10/30/26	1,246,875	1,184,531
Term Loan B 3.992% (3 Month LIBOR + 2.25%), due 11/7/24	2,443,750	2,309,344
Chassix, Inc.
2017 1st Lien Term Loan 7.25% (3 Month LIBOR + 5.50%), due 11/15/23	1,179,729	819,912
2017 1st Lien Term Loan 7.44% (3 Month LIBOR + 5.50%), due 11/15/23	1,246,610	866,394

12	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Automobile (continued)
IAA, Inc. Term Loan B 2.688% (1 Month LIBOR + 2.25%), due 6/28/26	$1,418,750	$1,338,058
KAR Auction Services, Inc. 2019 Term Loan B6 2.875% (1 Month LIBOR + 2.25%), due 9/19/26	743,756	671,240
Mavis Tire Express Services Corp. 2018 1st Lien Term Loan 4.70% (1 Month LIBOR + 3.25%), due 3/20/25	4,151,537	3,362,745
Wand NewCo 3, Inc. 2020 Term Loan 4.072% (6 Month LIBOR + 3.00%), due 2/5/26	3,303,221	2,935,738

		17,876,870

Banking 1.9%
Apollo Commercial Real Estate Finance, Inc. Term Loan B 3.564% (1 Month LIBOR + 2.75%), due 5/15/26	1,488,750	1,302,656
Broadstreet Partners, Inc. 2020 Term Loan B 3.654% (1 Month LIBOR + 3.25%), due 1/27/27	3,371,366	3,158,970
Brookfield Property REIT, Inc. 1st Lien Term Loan B 2.904% (1 Month LIBOR + 2.50%), due 8/27/25	4,397,664	3,244,847
Edelman Financial Center LLC 2018 1st Lien Term Loan 3.57% (1 Month LIBOR + 3.00%), due 7/21/25	2,765,000	2,495,413
Greenhill & Co., Inc. Term Loan B 3.968% (1 Month LIBOR + 3.25%), due 4/12/24 (e)(f)	1,672,860	1,522,303
Jane Street Group LLC 2020 Term Loan 4.613% (3 Month LIBOR + 3.00%), due 1/31/25	3,398,187	3,211,286
Russell Investments U.S. Inst’l Holdco, Inc. Term Loan B 3.822% (6 Month LIBOR + 2.75%), due 6/1/23	3,048,133	2,772,277

		17,707,752

	Principal Amount	Value
Beverage, Food & Tobacco 2.4%
8th Avenue Food & Provisions, Inc. 2018 1st Lien Term Loan 4.329% (1 Month LIBOR + 3.50%), due 10/1/25	$2,370,000	$2,263,843
Advantage Sales & Marketing, Inc.
2014 1st Lien Term Loan 4.70% (3 Month LIBOR + 3.25%), due 7/23/21	1,223,080	1,047,262
Term Loan B2 4.70% (3 Month LIBOR + 3.25%), due 7/25/21	1,458,750	1,249,055
2014 2nd Lien Term Loan 7.95% (3 Month LIBOR + 6.50%), due 7/25/22 (e)	458,333	321,979
American Seafoods Group LLC
2017 1st Lien Term Loan 3.81% (3 Month LIBOR + 2.75%), due 8/21/23	36,408	34,588
2017 1st Lien Term Loan 4.13% (3 Month LIBOR + 2.75%), due 8/21/23	1,146,848	1,089,505
Arctic Glacier U.S.A., Inc. 2018 Term Loan B 4.95% (1 Month LIBOR + 3.50%), due 3/20/24 (e)	961,552	682,702
ASP MSG Acquisition Co., Inc. 2017 Term Loan B 5.00% (1 Month LIBOR + 4.00%), due 8/16/23 (e)(f)	2,244,297	1,969,370
B&G Foods, Inc. 2019 Term Loan B4 2.904% (1 Month LIBOR + 2.50%), due 10/10/26	995,000	959,346
CHG PPC Parent LLC 2018 Term Loan B 3.154% (1 Month LIBOR + 2.75%), due 3/31/25	3,684,375	3,389,625
Hearthside Food Solutions LLC 2018 Term Loan B 4.091% (1 Month LIBOR + 3.688%), due 5/23/25	1,645,345	1,502,405
U.S. Foods, Inc. 2016 Term Loan B 2.154% (1 Month LIBOR + 1.75%), due 6/27/23	4,805,096	4,411,679
United Natural Foods, Inc. Term Loan B 4.654% (1 Month LIBOR + 4.25%), due 10/22/25	3,433,280	3,091,178

		22,012,537

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Biotechnology 0.3%
Elanco Animal Health, Inc. Term Loan B TBD, due 2/4/27	$2,900,000	$2,788,834

Broadcasting & Entertainment 3.7%
Charter Communications Operating LLC 2019 Term Loan B1 2.16% (1 Month LIBOR + 1.75%), due 4/30/25	9,775,000	9,432,875
Clear Channel Outdoor Holdings, Inc.
Term Loan B 4.20% (2 Month LIBOR + 3.50%), due 8/21/26	3,125	2,667
Term Loan B 4.26% (3 Month LIBOR + 3.50%), due 8/21/26	1,240,625	1,058,666
Diamond Sports Group LLC Term Loan 3.82% (1 Month LIBOR + 3.25%), due 8/24/26	2,980,000	2,415,663
Entercom Media Corp. 2019 Term Loan 2.904% (1 Month LIBOR + 2.50%), due 11/18/24	892,267	779,246
Gray Television, Inc. 2018 Term Loan C 3.493% (1 Month LIBOR + 2.50%), due 1/2/26	3,011,963	2,821,206
Nexstar Broadcasting, Inc. 2019 Term Loan B4 3.735% (1 Month LIBOR + 2.75%), due 9/18/26	2,761,797	2,582,280
Nielsen Finance LLC Term Loan B4 2.864% (1 Month LIBOR + 2.00%), due 10/4/23	1,204,836	1,159,655
Radiate Holdco LLC 1st Lien Term Loan 3.75% (1 Month LIBOR + 3.00%), due 2/1/24	5,432,031	5,183,711
Terrier Media Buyer, Inc. Term Loan B 5.70% (3 Month LIBOR + 4.25%), due 12/17/26	1,662,500	1,539,197
Univision Communications, Inc. Term Loan C5 3.75% (1 Month LIBOR + 2.75%), due 3/15/24	5,625,160	4,939,593

	Principal Amount	Value
Broadcasting & Entertainment (continued)
WideOpenWest Finance LLC 2017 Term Loan B 4.25% (1 Month LIBOR + 3.25%), due 8/18/23	$2,903,059	$2,699,845

		34,614,604

Buildings & Real Estate 3.0%
American Bath Group LLC, 2018 Term Loan B (e)(f)	989,899	851,313
Core & Main L.P.
2017 Term Loan B 3.77% (1 Month LIBOR + 2.75%), due 8/1/24	2,154,360	2,021,507
2017 Term Loan B 4.33% (3 Month LIBOR + 2.75%), due 8/1/24	1,391,527	1,305,716
Cushman & Wakefield U.S. Borrower LLC 2020 Term Loan B 3.154% (1 Month LIBOR + 2.75%), due 8/21/25	3,950,000	3,621,305
Hamilton Holdco LLC 2018 Term Loan B 3.46% (3 Month LIBOR + 2.00%), due 1/2/27	1,473,750	1,407,431
Jeld-Wen, Inc. 2017 1st Lien Term Loan 3.45% (3 Month LIBOR + 2.00%), due 12/14/24	1,680,078	1,495,269
NCI Building Systems, Inc. 2018 Term Loan 4.579% (1 Month LIBOR + 3.75%), due 4/12/25	3,668,985	3,124,753
Realogy Group LLC 2018 Term Loan B 3.243% (1 Month LIBOR + 2.25%), due 2/8/25	4,369,129	3,632,747
SIWF Holdings, Inc.
1st Lien Term Loan 5.322% (6 Month LIBOR + 4.25%), due 6/15/25	1,851,405	1,633,865
2nd Lien Term Loan 9.572% (6 Month LIBOR + 8.50%), due 6/15/26	480,000	398,400
SMG US Midco 2, Inc.
2020 Term Loan 3.12% (3 Month LIBOR + 2.50%), due 1/23/25	544,353	381,047
2020 Term Loan 3.52% (3 Month LIBOR + 2.50%), due 1/23/25	1,299,775	909,843

14	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Buildings & Real Estate (continued)
SRS Distribution, Inc. 2018 1st Lien Term Loan 4.322% (6 Month LIBOR + 3.25%), due 5/23/25	$3,631,556	$3,236,625
VC GB Holdings, Inc. 2017 1st Lien Term Loan 4.45% (3 Month LIBOR + 3.00%), due 2/28/24 (e)(f)	1,158,566	1,019,538
Wilsonart LLC 2017 Term Loan B 4.71% (3 Month LIBOR + 3.25%), due 12/19/23	3,919,483	3,414,850

		28,454,209

Cargo Transport 0.3%
Genesee & Wyoming, Inc. Term Loan 3.45% (3 Month LIBOR + 2.00%), due 12/30/26	3,000,000	2,910,000

Chemicals, Plastics & Rubber 2.8%
Allnex USA, Inc. Term Loan B3 4.863% (3 Month LIBOR + 3.25%), due 9/13/23 (e)	1,484,490	1,285,476
Cabot Microelectronics Corp. 2019 Term Loan B1 2.438% (1 Month LIBOR + 2.00%), due 11/17/25	1,856,849	1,789,538
Emerald Performance Materials LLC (e)
New 1st Lien Term Loan 4.50% (1 Month LIBOR + 3.50%), due 8/1/21	2,353,264	2,206,185
New 2nd Lien Term Loan 8.75% (1 Month LIBOR + 7.75%), due 8/1/22 (f)	1,300,000	1,209,000
Encapsys LLC 2020 Term Loan B2 4.25% (1 Month LIBOR + 3.25%), due 11/7/24	961,814	865,632
Flex Acquisition Co., Inc. 1st Lien Term Loan 4.433% (3 Month LIBOR + 3.00%), due 12/29/23	1,728,169	1,613,678
Flint Group U.S. LLC (e)
1st Lien Term Loan B2 4.00% (3 Month LIBOR + 3.00%), due 9/7/21	5,531	4,425
1st Lien Term Loan B2 4.02% (3 Month LIBOR + 3.00%), due 9/7/21	2,085,090	1,668,072

	Principal Amount	Value
Chemicals, Plastics & Rubber (continued)
Ineos U.S. Finance LLC 2017 Term Loan B 2.404% (1 Month LIBOR + 2.00%), due 4/1/24	$2,425,190	$2,281,953
Innophos, Inc. 2020 Term Loan B 4.614% (1 Month LIBOR + 3.75%), due 2/4/27	2,499,990	2,381,240
Minerals Technologies, Inc. (e)
2017 Term Loan B 3.00% (1 Month LIBOR + 2.25%), due 2/14/24	1,155,578	1,126,689
2017 Term Loan B 3.01% (1 Month LIBOR + 2.25%), due 2/14/24	61,697	60,154
2017 Term Loan B 3.27% (1 Month LIBOR + 2.25%), due 2/14/24	49,357	48,123
2017 Term Loan B 3.46% (3 Month LIBOR + 2.25%), due 2/14/24	154,242	150,386
PQ Corp. 2018 Term Loan B 2.654% (1 Month LIBOR + 2.25%), due 2/7/27	1,227,861	1,166,468
TricorBraun Holdings, Inc. 2016 1st Lien Term Loan 5.20% (3 Month LIBOR + 3.75%), due 11/30/23	2,894,540	2,619,559
Tronox Finance LLC
Term Loan B 3.15% (1 Month LIBOR + 2.75%), due 9/23/24	1,714,725	1,599,838
Term Loan B 4.20% (3 Month LIBOR + 2.75%), due 9/23/24	1,209,922	1,128,858
Univar, Inc. 2019 USD Term Loan B5 3.45% (3 Month LIBOR + 2.00%), due 7/1/26	598,500	569,074
Venator Materials Corp. Term Loan B 3.404% (1 Month LIBOR + 3.00%), due 8/8/24	2,925,000	2,515,500
Zep, Inc. 2017 1st Lien Term Loan 5.072% (3 Month LIBOR + 4.00%), due 8/12/24 (e)	48,304	35,825

		26,325,673

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Containers, Packaging & Glass 3.6%
Anchor Glass Container Corp.
2017 1st Lien Term Loan 4.14% (3 Month LIBOR + 2.75%), due 12/7/23	$2,570,665	$1,693,425
2017 1st Lien Term Loan 4.20% (3 Month LIBOR + 2.75%), due 12/7/23	124,096	81,748
Berry Global, Inc. Term Loan Y 2.829% (1 Month LIBOR + 2.00%), due 7/1/26	3,721,875	3,544,051
BWAY Holding Co. 2017 Term Loan B 4.5614% (3 Month LIBOR + 3.250%), due 4/3/24	4,842,653	4,144,502
Charter NEX U.S., Inc. Incremental Term Loan 3.904% (1 Month LIBOR + 3.50%), due 5/16/24	858,265	819,643
Clearwater Paper Corp. Term Loan B 4.25% (3 Month LIBOR + 3.25%), due 7/26/26	2,493,750	2,431,406
Consolidated Container Co. LLC 2017 1st Lien Term Loan 3.75% (1 Month LIBOR + 2.75%), due 5/22/24	2,905,314	2,781,838
Fort Dearborn Co.
2016 1st Lien Term Loan 5.192% (1 Month LIBOR + 4.00%), due 10/19/23	2,388,677	2,149,809
2016 2nd Lien Term Loan 9.516% (6 Month LIBOR + 8.50%), due 10/21/24 (e)(f)	1,500,000	1,335,000
Klockner-Pentaplast of America, Inc. 2017 Term Loan B2 5.25% (3 Month LIBOR + 4.25%), due 6/30/22	4,875,000	4,078,752
Pro Mach Group, Inc. 2018 Term Loan B 3.32% (1 Month LIBOR + 2.75%), due 3/7/25 (e)	980,000	858,725
Reynolds Consumer Products LLC Term Loan 2.154% (1 Month LIBOR + 1.75%), due 2/4/27	2,500,000	2,390,178
Reynolds Group Holdings, Inc. 2017 Term Loan 3.154% (1 Month LIBOR + 2.75%), due 2/5/23	4,186,390	3,984,548

	Principal Amount	Value
Containers, Packaging & Glass (continued)
Tank Holding Corp. 2020 Term Loan 3.904% (1 Month LIBOR + 3.50%), due 3/26/26	$1,742,497	$1,575,325
Trident TPI Holdings, Inc. 2017 Term Loan B1 4.323% (3 Month LIBOR + 3.25%), due 10/17/24	2,032,742	1,768,486

		33,637,436

Diversified/Conglomerate Manufacturing 3.1%
Allied Universal Holdco LLC 2019 Term Loan B 4.654% (1 Month LIBOR + 4.25%), due 7/10/26	997,500	926,963
EWT Holdings III Corp. 2020 Term Loan 3.453% (1 Month LIBOR + 2.75%), due 12/20/24	3,748,780	3,617,572
Filtration Group Corp. 2018 1st Lien Term Loan 3.404% (1 Month LIBOR + 3.00%), due 3/29/25	2,922,673	2,771,667
Gardner Denver, Inc. 2020 USD Term Loan 2.154% (1 Month LIBOR + 1.75%), due 3/1/27	3,428,805	3,232,506
GYP Holdings III Corp. 2018 Term Loan B 3.154% (1 Month LIBOR + 2.75%), due 6/1/25	1,642,075	1,512,077
Hyster-Yale Group, Inc. Term Loan B 3.654% (1 Month LIBOR + 3.25%), due 5/30/23 (e)(f)	862,500	750,375
Ingersoll-Rand Services Co. 2020 USD Spinco Term Loan 2.154% (1 Month LIBOR + 1.75%), due 3/1/27	873,070	822,596
Iron Mountain, Inc. 2018 Term Loan B 2.154% (1 Month LIBOR + 1.75%), due 1/2/26	3,295,095	3,072,676
LTI Holdings, Inc. 2018 Add On 1st Lien Term Loan 3.904% (1 Month LIBOR + 3.50%), due 9/6/25	1,366,532	1,089,126
Pre-Paid Legal Services, Inc. 2018 1st Lien Term Loan 3.654% (1 Month LIBOR + 3.25%), due 5/1/25	3,867,922	3,505,304

16	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Diversified/Conglomerate Manufacturing (continued)
Quikrete Holdings, Inc. 2016 1st Lien Term Loan 2.904% (1 Month LIBOR + 2.50%), due 2/1/27	$2,370,890	$2,200,482
Red Ventures LLC 2020 Term Loan B 2.904% (1 Month LIBOR + 2.50%), due 11/8/24	3,715,407	3,399,597
TRC Cos., Inc. Term Loan 4.95% (3 Month LIBOR + 3.50%), due 6/21/24 (e)(f)	2,490,682	2,191,800

		29,092,741

Diversified/Conglomerate Service 4.3%
Applied Systems, Inc. 2017 1st Lien Term Loan 4.70% (3 Month LIBOR + 3.25%), due 9/19/24	911,234	871,367
BidFair MergerRight, Inc. Term Loan B 6.50% (1 Month LIBOR + 5.50%), due 1/15/27	2,321,422	1,984,816
Blackhawk Network Holdings, Inc. 2018 1st Lien Term Loan 3.154% (1 Month LIBOR + 2.75%), due 6/15/25	2,940,076	2,506,414
BrightView Landscapes LLC
2018 1st Lien Term Loan B 2.94% (1 Month LIBOR + 2.50%), due 8/15/25	658,256	612,178
2018 1st Lien Term Loan B 3.25% (1 Month LIBOR + 2.50%), due 8/15/25	803,359	747,124
CCC Information Services, Inc. 2017 1st Lien Term Loan 3.75% (1 Month LIBOR + 2.75%), due 4/29/24	1,895,128	1,784,974
Change Healthcare Holdings LLC 2017 Term Loan B 3.50% (1 Month LIBOR + 2.50%), due 3/1/24	2,833,519	2,727,262
Element Materials Technology Group U.S. Holdings, Inc. 2017 Term Loan B 4.95% (3 Month LIBOR + 3.50%), due 6/28/24 (e)	1,935,040	1,656,878
Greeneden U.S. Holdings II LLC 2018 Term Loan B 3.654% (1 Month LIBOR + 3.25%), due 12/1/23	1,448,182	1,370,343

	Principal Amount	Value
Diversified/Conglomerate Service (continued)
IRI Holdings, Inc. 2018 1st Lien Term Loan 5.863% (3 Month LIBOR + 4.25%), due 12/1/25	$3,184,375	$2,674,875
Mitchell International, Inc. 2017 1st Lien Term Loan 3.654% (1 Month LIBOR + 3.25%), due 11/29/24	1,933,817	1,681,817
MKS Instruments, Inc. 2019 Term Loan B6 2.154% (1 Month LIBOR + 1.75%), due 2/2/26	1,291,395	1,246,196
Monitronics International, Inc. Takeback Term Loan 7.75% (1 Month LIBOR + 6.50%), due 3/29/24 (e)	1,853,774	1,214,222
MX Holdings U.S., Inc. 2018 Term Loan B1C 3.50% (1 Month LIBOR + 2.75%), due 7/31/25	4,192,213	4,000,071
Prime Security Services Borrower LLC 2019 Term Loan B1 4.266% (1 Month LIBOR + 3.25%), due 9/23/26	4,886,204	4,629,678
Sophia L.P. 2017 Term Loan B 4.70% (3 Month LIBOR + 3.25%), due 9/30/22	1,255,775	1,208,684
TruGreen, Ltd. Partnership 2019 Term Loan 4.154% (1 Month LIBOR + 3.75%), due 3/19/26	2,003,006	1,882,825
Verint Systems, Inc.
2018 Term Loan B 2.98% (1 Month LIBOR + 2.00%), due 6/28/24	1,505,735	1,468,092
2018 Term Loan B 3.76% (3 Month LIBOR + 2.00%), due 6/28/24	1,411,765	1,376,471
Verscend Holding Corp. 2018 Term Loan B 4.904% (1 Month LIBOR + 4.50%), due 8/27/25	2,955,000	2,777,700
WEX, Inc. Term Loan B3 2.654% (1 Month LIBOR + 2.25%), due 5/15/26	1,925,550	1,805,203

		40,227,190

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Ecological 0.2%
Advanced Disposal Services, Inc. Term Loan B3 3.00% (1 Week LIBOR + 2.25%), due 11/10/23	$1,592,703	$1,571,799

Electronics 12.6%
Almonde, Inc.
1st Lien Term Loan 4.50% (6 Month LIBOR + 3.50%), due 6/13/24	3,080,273	2,658,448
2nd Lien Term Loan 8.25% (6 Month LIBOR + 7.25%), due 6/13/25	2,450,000	2,079,438
ASG Technologies Group, Inc. 2018 Term Loan 4.50% (1 Month LIBOR + 3.50%), due 7/31/24 (e)(f)	2,892,667	2,545,547
Banff Merger Sub, Inc. 2018 Term Loan B 4.654% (1 Month LIBOR + 4.25%), due 10/2/25	3,810,632	3,277,144
Barracuda Networks, Inc. 1st Lien Term Loan 4.517% (3 Month LIBOR + 3.25%), due 2/12/25	1,968,712	1,882,581
Camelot U.S. Acquisition 1 Co. Term Loan B 3.654% (1 Month LIBOR + 3.25%), due 10/31/26	3,283,875	3,142,941
Castle U.S. Holding Corp. Term Loan B 5.20% (1 Month LIBOR + 3.75%), due 1/29/27	2,310,469	1,930,205
Cologix, Inc. 2017 1st Lien Term Loan 4.00% (1 Month LIBOR + 3.00%), due 3/20/24	3,865,103	3,592,130
Colorado Buyer, Inc. (e)
Term Loan B 4.00% (1 Month LIBOR + 3.00%), due 5/1/24	1,458,750	891,661
2nd Lien Term Loan 8.25% (1 Month LIBOR + 7.25%), due 5/1/25	1,200,000	292,000
CommScope, Inc. 2019 Term Loan B 3.654% (1 Month LIBOR + 3.25%), due 4/6/26	5,404,078	5,077,131

	Principal Amount	Value
Electronics (continued)
Compuware Corp. 2018 Term Loan B 4.404% (1 Month LIBOR + 4.00%), due 8/22/25	$1,590,152	$1,554,374
DCert Buyer, Inc. 2019 Term Loan B 4.404% (1 Month LIBOR + 4.00%), due 10/16/26	2,000,000	1,880,000
Dell International LLC 2019 Term Loan B 2.75% (1 Month LIBOR + 2.00%), due 9/19/25	2,247,972	2,188,025
Diebold, Inc. 2017 Term Loan B 3.625% (1 Month LIBOR + 2.75%), due 11/6/23	1,693,857	1,388,963
ECI Macola Max Holdings LLC 1st Lien Term Loan 5.70% (3 Month LIBOR + 4.25%), due 9/27/24	3,900,000	3,393,000
EIG Investors Corp. 2018 1st Lien Term Loan 5.388% (3 Month LIBOR + 3.75%), due 2/9/23	2,875,473	2,639,684
Epicor Software Corp. 1st Lien Term Loan 3.66% (1 Month LIBOR + 3.25%), due 6/1/22	3,827,192	3,686,405
Flexential Intermediate Corp. 2017 1st Lien Term Loan 4.95% (3 Month LIBOR + 3.50%), due 8/1/24	2,730,000	1,963,039
Flexera Software LLC 2018 1st Lien Term Loan 4.5% (3 Month LIBOR + 3.50%), due 2/26/25	1,826,965	1,750,460
Go Daddy Operating Co. LLC 2017 Repriced Term Loan 2.154% (1 Month LIBOR + 1.75%), due 2/15/24	2,223,760	2,145,928
Hyland Software, Inc.
2018 1st Lien Term Loan 4.00% (1 Month LIBOR + 3.25%), due 7/1/24	3,469,267	3,319,221
2017 2nd Lien Term Loan 7.75% (1 Month LIBOR + 7.00%), due 7/7/25	1,416,667	1,313,958
Infor (U.S.), Inc. Term Loan B6 3.75% (1 Month LIBOR + 2.75%), due 2/1/22	2,142,328	2,101,266

18	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Electronics (continued)
Informatica LLC 2020 USD Term Loan B 3.654% (1 Month LIBOR + 3.25%), due 2/25/27	$4,000,000	$3,747,500
Kronos, Inc. 2017 Term Loan B 4.763% (3 Month LIBOR + 3.00%), due 11/1/23	2,185,000	2,103,063
MA FinanceCo. LLC Term Loan B3 2.904% (1 Month LIBOR + 2.50%), due 6/21/24	399,538	367,575
McAfee LLC
2018 Term Loan B 4.188% (1 Month LIBOR + 3.75%), due 9/30/24	7,439,523	7,097,305
2017 2nd Lien Term Loan 9.50% (1 Month LIBOR + 8.50%), due 9/29/25	1,625,000	1,572,188
MH Sub I LLC 2017 1st Lien Term Loan 4.822% (6 Month LIBOR + 3.75%), due 9/13/24	6,142,711	5,653,855
Project Alpha Intermediate Holding, Inc.
2017 Term Loan B 5.38% (6 Month LIBOR + 3.50%), due 4/26/24	922,628	871,884
2019 Incremental Term Loan B 6.13% (3 Month LIBOR + 4.25%), due 4/26/24	1,389,500	1,320,025
Project Leopard Holdings, Inc. 2018 Term Loan 5.95% (1 Month LIBOR + 4.50%), due 7/7/23	1,950,113	1,755,101
Refinitiv U.S. Holdings, Inc. 2018 Term Loan 3.654% (1 Month LIBOR + 3.25%), due 10/1/25	433,902	423,596
Rocket Software, Inc. 2018 Term Loan 4.654% (1 Month LIBOR + 4.25%), due 11/28/25	2,079,000	1,856,156
RP Crown Parent LLC 2016 Term Loan B 3.75% (1 Month LIBOR + 2.75%), due 10/12/23	2,229,737	2,129,399
Seattle Spinco, Inc. Term Loan B3 2.904% (1 Month LIBOR + 2.50%), due 6/21/24	2,698,182	2,482,328

	Principal Amount	Value
Electronics (continued)
Solera LLC Term Loan B 4.363% (3 Month LIBOR + 2.75%), due 3/3/23	$1,358,060	$1,283,367
SS&C Technologies, Inc. 2018 Term Loan B3 2.154% (1 Month LIBOR + 1.75%), due 4/16/25	4,984,574	4,790,529
STG-Fairway Holdings LLC Term Loan B 4.572% (3 Month LIBOR + 3.50%), due 1/31/27 (e)	500,000	430,938
Surf Holdings LLC Term Loan 4.814% (3 Month LIBOR + 3.50%), due 3/5/27	1,750,000	1,593,958
Tempo Acquisition LLC Term Loan 3.154% (1 Month LIBOR + 2.75%), due 5/1/24	3,348,750	3,047,362
Tibco Software, Inc.
2020 Term Loan B 4.16% (1 Month LIBOR + 3.75%), due 6/30/26	1,500,000	1,401,251
2020 2nd Lien Term Loan 7.66% (1 Month LIBOR + 7.25%), due 3/3/28	600,000	552,000
Ultimate Software Group, Inc. Term Loan B 4.154% (1 Month LIBOR + 3.75%), due 5/4/26	1,990,000	1,890,500
Vertafore, Inc. 2018 1st Lien Term Loan 3.654% (1 Month LIBOR + 3.25%), due 7/2/25	1,580,000	1,446,687
Vertiv Group Corp. Term Loan B 3.993% (1 Month LIBOR + 3.00%), due 3/2/27	3,000,000	2,792,814
VS Buyer LLC Term Loan B 4.863% (3 Month LIBOR + 3.25%), due 2/28/27	1,500,000	1,417,500
Web.com Group, Inc.
2018 Term Loan B 4.945% (3 Month LIBOR + 3.75%), due 10/10/25	3,089,498	2,746,563
2018 2nd Lien Term Loan 8.945% (3 Month LIBOR + 7.75%), due 10/9/26	1,225,704	988,735

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Electronics (continued)
Western Digital Corp. 2018 Term Loan B4 2.766% (1 Month LIBOR + 1.75%), due 4/29/23	$2,306,219	$2,213,971
Xerox Business Services LLC Term Loan B 2.904% (1 Month LIBOR + 2.50%), due 12/7/23	2,907,214	2,560,528

		117,230,227

Finance 0.6%
Amentum Government Services Holdings LLC Term Loan B 4.404% (1 Month LIBOR + 4.00%), due 2/1/27	625,000	596,484
Brand Energy & Infrastructure Services, Inc.
2017 Term Loan 5.29% (3 Month LIBOR + 4.25%), due 6/21/24	822,882	691,221
2017 Term Loan 5.64% (3 Month LIBOR + 4.25%), due 6/21/24	713,610	599,433
2017 Term Loan 5.70% (3 Month LIBOR + 4.25%), due 6/21/24	11,942	10,031
Istar, Inc.
2016 Term Loan B 3.47% (1 Month LIBOR + 2.75%), due 6/28/23	224,351	208,646
2016 Term Loan B 3.73% (1 Month LIBOR + 2.75%), due 6/28/23	406,235	377,798
ON Semiconductor Corp. 2019 Term Loan B 2.404% (1 Month LIBOR + 2.00%), due 9/19/26	492,513	472,402
Transplace Holdings, Inc. 1st Lien Term Loan 4.822% (6 Month LIBOR + 3.75%), due 10/7/24 (e)(f)	1,248,532	1,023,797
USS Ultimate Holdings, Inc.
1st Lien Term Loan 5.671% (6 Month LIBOR + 3.75%), due 8/25/24	1,852,500	1,526,769
2nd Lien Term Loan 9.671% (3 Month LIBOR + 7.75%), due 8/25/25 (e)(f)	600,000	438,000

		5,944,581

	Principal Amount	Value
Healthcare, Education & Childcare 7.3%
Acadia Healthcare Co., Inc 2018 Term Loan B4 2.904% (1 Month LIBOR + 2.50%), due 2/16/23	$1,274,625	$1,222,685
Agiliti Health, Inc. Term Loan 4.43% (1 Month LIBOR + 3.00%), due 1/4/26	2,079,000	1,954,260
AHP Health Partners, Inc. 2018 Term Loan 5.50% (1 Month LIBOR + 4.50%), due 6/30/25	3,046,127	2,821,475
Akorn, Inc. Term Loan B TBD (1 Month LIBOR + 0.75%), due 4/16/21 (c)(e)(g)	344,411	285,861
Alliance Healthcare Services, Inc. 2017 Term Loan B 5.50% (1 Month LIBOR + 4.50%), due 10/24/23 (e)(f)	988,358	494,179
Alvogen Pharma US., Inc. 2020 Extended Term Loan 6.32% (6 Month LIBOR + 5.25%), due 12/31/23	943,433	839,655
Amneal Pharmaceuticals LLC 2018 Term Loan B 3.938% (1 Month LIBOR + 3.50%), due 5/4/25	4,161,976	3,693,754
Athenahealth, Inc. 2019 Term Loan B 5.284% (3 Month LIBOR + 4.50%), due 2/11/26	741,880	684,384
Avantor Funding, Inc. 2017 1st Lien Term Loan 3.25% (1 Month LIBOR + 2.25%), due 11/21/24	1,850,408	1,818,026
Carestream Dental Equipment, Inc. 2017 1st Lien Term Loan 4.322% (6 Month LIBOR + 3.25%), due 9/1/24	1,954,900	1,573,694
Carestream Health, Inc. (e)
1st Lien Term Loan 7.322% (3 Month LIBOR + 6.25%), due 2/28/21	2,820,351	2,541,136
2nd Lien Term Loan 11.572% (3 Month LIBOR + 1.00%), due 6/7/21 (g)	1,990,316	1,691,769
Compassus Intermediate, Inc. Term Loan B 6.072% (6 Month LIBOR + 5.00%), due 12/31/26 (e)(f)	3,054,844	2,779,908

20	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Healthcare, Education & Childcare (continued)
Da Vinci Purchaser Corp. 2019 Term Loan 5.238% (6 Month LIBOR + 4.00%), due 1/8/27	$3,833,333	$3,593,750
DaVita, Inc. 2020 Term Loan B 2.154% (1 Month LIBOR + 1.75%), due 8/12/26	3,731,273	3,620,499
Emerald TopCo, Inc.
Term Loan 3.90% (1 Month LIBOR + 3.50%), due 7/24/26	6,250	5,849
Term Loan 4.26% (3 Month LIBOR + 3.50%), due 7/24/26	2,481,250	2,322,036
Envision Healthcare Corp. 2018 1st Lien Term Loan 4.154% (1 Month LIBOR + 3.75%), due 10/10/25	3,327,850	2,304,536
eResearchTechnology, Inc. 2020 1st Lien Term Loan 5.50% (1 Month LIBOR + 4.50%), due 2/4/27	2,800,000	2,626,750
ExamWorks Group, Inc.
2017 Term Loan 4.32% (6 Month LIBOR + 3.25%), due 7/27/23	4,709,244	4,505,178
2017 Term Loan 4.70% (3 Month LIBOR + 3.25%), due 7/27/23	12,200	11,671
Gentiva Health Services, Inc. 2020 Term Loan 3.688% (1 Month LIBOR + 3.25%), due 7/2/25	2,147,511	2,018,661
Grifols Worldwide Operations U.S.A., Inc. 2019 Term Loan B 2.137% (1 Week LIBOR + 2.00%), due 11/15/27	997,500	962,231
HCA, Inc. Term Loan B12 2.154% (1 Month LIBOR + 1.75%), due 3/13/25	2,474,937	2,414,390
Jaguar Holding Co. II 2018 Term Loan 2.904% (1 Month LIBOR + 2.50%), due 8/18/22	1,658,618	1,623,890
Ortho-Clinical Diagnostics S.A. 2018 Term Loan B 4.266% (1 Month LIBOR + 3.25%), due 6/30/25	1,907,278	1,690,325

	Principal Amount	Value
Healthcare, Education & Childcare (continued)
RegionalCare Hospital Partners Holdings, Inc. 2018 Term Loan B 4.154% (1 Month LIBOR + 3.75%), due 11/17/25	$3,364,175	$3,106,815
RPI 2019 Intermediate Finance Trust 2020 Term Loan B1 2.154% (1 Month LIBOR + 1.75%), due 2/11/27	3,790,500	3,665,728
Select Medical Corp. 2017 Term Loan B 3.07% (1 Month LIBOR + 2.50%), due 3/6/25	4,354,845	4,115,329
Sound Inpatient Physicians 2018 1st Lien Term Loan 3.154% (1 Month LIBOR + 2.75%), due 6/27/25 (e)	1,965,000	1,844,031
Team Health Holdings, Inc. 1st Lien Term Loan 3.75% (1 Month LIBOR + 2.75%), due 2/6/24	2,796,335	2,046,917
U.S. Anesthesia Partners, Inc. 2017 Term Loan 4.00% (6 Month LIBOR + 3.00%), due 6/23/24	3,909,052	3,315,364

		68,194,736

Home and Office Furnishings, Housewares & Durable Consumer Products 0.3%
Serta Simmons Bedding LLC
1st Lien Term Loan 4.52% (3 Month LIBOR + 3.50%), due 11/8/23	1,324,228	540,726
1st Lien Term Loan 4.64% (3 Month LIBOR + 3.50%), due 11/8/23	4,622,388	1,887,474

		2,428,200

Hotels, Motels, Inns & Gaming 4.8%
Affinity Gaming LLC Initial Term Loan 4.25% (2 Month LIBOR + 3.25%), due 7/1/23	3,075,239	2,024,531
Aimbridge Acquisition Co., Inc. 2019 Term Loan B 5.017% (3 Month LIBOR + 3.75%), due 2/2/26	2,238,750	1,824,581
AP Gaming I LLC 2018 Incremental Term Loan 4.95% (3 Month LIBOR + 3.50%), due 2/15/24	3,016,061	2,390,228

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Hotels, Motels, Inns & Gaming (continued)
Caesars Entertainment Operating Co. Exit Term Loan 2.404% (1 Month LIBOR + 2.00%), due 10/7/24	$2,702,778	$2,601,424
Caesars Resort Collection LLC 2017 1st Lien Term Loan B 3.154% (1 Month LIBOR + 2.75%), due 12/23/24	2,146,267	1,797,498
Churchill Downs, Inc. 2017 Term Loan B 2.41% (1 Month LIBOR + 2.00%), due 12/27/24	2,443,750	2,274,215
CityCenter Holdings LLC 2017 Term Loan B 3.00% (1 Month LIBOR + 2.25%), due 4/18/24	4,606,967	4,044,535
Everi Payments, Inc.
Term Loan B 3.822% (3 Month LIBOR + 2.75%), due 5/9/24	4,253,389	3,620,697
2020 Incremental Term Loan 11.50% (3 Month LIBOR + 10.50%), due 5/9/24 (e)(f)	800,000	796,000
Golden Entertainment, Inc. 2017 1st Lien Term Loan 3.75% (1 Month LIBOR + 3.00%), due 10/21/24	1,600,000	1,296,000
Hilton Worldwide Finance LLC 2019 Term Loan B2 2.237% (1 Month LIBOR + 1.75%), due 6/22/26	1,720,157	1,626,776
PCI Gaming Authority Term Loan 2.904% (1 Month LIBOR + 2.50%), due 5/29/26	658,702	603,947
Penn National Gaming, Inc. 2018 1st Lien Term Loan B 3.00% (1 Month LIBOR + 2.25%), due 10/15/25	1,316,667	1,148,134
Scientific Games International, Inc.
2018 Term Loan B5 3.15% (1 Month LIBOR + 2.75%), due 8/14/24	1,514,338	1,248,572
2018 Term Loan B5 3.45% (3 Month LIBOR + 2.75%), due 8/14/24	39,511	32,577
2018 Term Loan B5 3.61% (6 Month LIBOR + 2.75%), due 8/14/24	6,190,239	5,103,852

	Principal Amount	Value
Hotels, Motels, Inns & Gaming (continued)
Station Casinos LLC 2020 Term Loan B 2.66% (1 Month LIBOR + 2.25%), due 2/8/27	$1,999,876	$1,758,779
UFC Holdings LLC 2019 Term Loan 4.25% (1 Month LIBOR + 3.25%), due 4/29/26	3,878,211	3,599,465
Wyndham Destinations, Inc. 2018 1st Lien Term Loan 2.654% (1 Month LIBOR + 2.25%), due 5/30/25	3,940,000	3,552,154
Wyndham Hotels & Resorts, Inc. Term Loan B 2.154% (1 Month LIBOR + 1.75%), due 5/30/25	3,447,500	3,158,772

		44,502,737

Insurance 2.8%
AmWINS Group, Inc. 2017 Term Loan B 3.75% (1 Month LIBOR + 2.75%), due 1/25/24	1,850,304	1,787,085
AssuredPartners, Inc. 2020 Term Loan B 3.904% (1 Month LIBOR + 3.50%), due 2/12/27	5,061,407	4,719,762
Asurion LLC
2018 Term Loan B6 3.404% (1 Month LIBOR + 3.00%), due 11/3/23	3,449,223	3,285,385
2018 Term Loan B7 3.404% (1 Month LIBOR + 3.00%), due 11/3/24	810,407	772,926
2017 Term Loan B4 4.00% (1 Month LIBOR + 3.00%), due 8/4/22	1,835,033	1,763,467
2017 2nd Lien Term Loan 6.904% (1 Month LIBOR + 6.50%), due 8/4/25	400,000	382,333
Hub International, Ltd.
2018 Term Loan B 3.87% (3 Month LIBOR + 3.00%), due 4/25/25	4,096	3,858
2018 Term Loan B 4.02% (3 Month LIBOR + 3.00%), due 4/25/25	1,605,688	1,512,558
NFP Corp. 2020 Term Loan 3.654% (1 Month LIBOR + 3.25%), due 2/15/27	2,425,000	2,158,250

22	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Insurance (continued)
Sedgwick Claims Management Services, Inc. 2018 Term Loan B 3.654% (1 Month LIBOR + 3.25%), due 12/31/25	$4,930,038	$4,510,984
USI, Inc.
2017 Repriced Term Loan 3.404% (1 Month LIBOR + 3.00%), due 5/16/24	4,377,552	4,096,658
2019 Incremental Term Loan B 4.404% (1 Month LIBOR + 4.00%), due 12/2/26	997,500	943,884

		25,937,150

Leisure, Amusement, Motion Pictures & Entertainment 2.8%
Alterra Mountain Co. Term Loan B1 3.154% (1 Month LIBOR + 2.75%), due 7/31/24	4,902,311	4,514,209
Boyd Gaming Corp. Term Loan B3 2.387% (1 Week LIBOR + 2.25%), due 9/15/23	2,029,817	1,889,179
Cineworld, Ltd. Incremental Term Loan TBD, due 2/5/27	2,000,000	1,217,500
Creative Artists Agency LLC 2019 Term Loan B 4.154% (1 Month LIBOR + 3.75%), due 11/27/26	2,493,750	2,227,542
Fitness International LLC
2018 Term Loan A 3.32% (6 Month LIBOR + 2.25%), due 1/8/25	1,681,875	1,177,313
2018 Term Loan A 3.70% (3 Month LIBOR + 2.25%), due 1/8/25	21,563	15,094
2018 Term Loan B 4.322% (6 Month LIBOR + 3.25%), due 4/18/25	291,959	196,342
Life Time Fitness, Inc. 2017 Term Loan B 4.363% (3 Month LIBOR + 2.75%), due 6/10/22	1,834,937	1,545,362
Lions Gate Capital Holdings LLC 2018 Term Loan B 2.654% (1 Month LIBOR + 2.25%), due 3/24/25	1,390,248	1,285,111
Marriott Ownership Resorts, Inc. 2019 Term Loan B 2.154% (1 Month LIBOR + 1.75%), due 8/29/25	4,242,118	3,788,742

	Principal Amount	Value
Leisure, Amusement, Motion Pictures & Entertainment (continued)
TKC Holdings, Inc. 2017 1st Lien Term Loan 4.75% (1 Month LIBOR + 3.75%), due 2/1/23	$2,725,321	$2,475,954
Travel Leaders Group LLC 2018 Term Loan B 4.487% (1 Month LIBOR + 4.00%), due 1/25/24	3,426,313	2,569,735
William Morris Endeavor Entertainment LLC
2018 1st Lien Term Loan 3.16% (1 Month LIBOR + 2.75%), due 5/18/25	2,427,964	1,804,786
2018 1st Lien Term Loan 4.37% (3 Month LIBOR + 2.75%), due 5/18/25	2,167,004	1,610,806

		26,317,675

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 1.2%
Advanced Drainage Systems, Inc. Term Loan B 3.25% (1 Month LIBOR + 2.25%), due 7/31/26	692,679	671,033
Altra Industrial Motion Corp. 2018 Term Loan B 2.404% (1 Month LIBOR + 2.00%), due 10/1/25	3,092,537	2,911,816
Columbus McKinnon Corp. 2018 Term Loan B 3.95% (3 Month LIBOR + 2.50%), due 1/31/24	2,558,770	2,430,831
CPM Holdings, Inc.
2018 1st Lien Term Loan 4.15% (1 Month LIBOR + 3.75%), due 11/17/25	3,737	2,957
2018 1st Lien Term Loan 4.84% (6 Month LIBOR + 3.75%), due 11/17/25	1,472,550	1,165,155
2018 2nd Lien Term Loan 9.342% (6 Month LIBOR + 8.25%), due 11/15/26 (e)(f)	1,000,000	820,000
Rexnord LLC 2019 Term Loan B 2.32% (1 Month LIBOR + 1.75%), due 8/21/24	1,043,900	1,024,849
Welbilt, Inc. 2018 Term Loan B 2.904% (1 Month LIBOR + 2.50%), due 10/23/25	2,994,060	2,417,703

		11,444,344

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Mining, Steel, Iron & Non-Precious Metals 1.6%
American Rock Salt Co. LLC 2018 1st Lien Term Loan 4.50% (1 Month LIBOR + 3.50%), due 3/21/25	$3,042,685	$2,905,765
Covia Holdings Corp. Term Loan 5.387% (3 Month LIBOR + 4.00%), due 6/1/25	1,657,063	756,726
Gates Global LLC 2017 Repriced Term Loan B 3.75% (1 Month LIBOR + 2.75%), due 4/1/24	3,657,621	3,365,011
GrafTech Finance, Inc. 2018 Term Loan B 4.50% (1 Month LIBOR + 3.50%), due 2/12/25	4,561,352	4,128,023
MRC Global (US)., Inc. 2018 1st Lien Term Loan B 3.404% (1 Month LIBOR + 3.00%), due 9/20/24	3,225,686	2,741,833
U.S. Silica Co. 2018 Term Loan B 5.00% (1 Month LIBOR + 4.00%), due 5/1/25	1,445,069	782,402

		14,679,760

Oil & Gas 1.2%
Apergy Corp. 2018 1st Lien Term Loan 2.938% (1 Month LIBOR + 2.50%), due 5/9/25 (e)(f)	893,976	786,699
Buckeye Partners, L.P. 2019 Term Loan B 3.766% (1 Month LIBOR + 2.75%), due 11/1/26	2,375,000	2,220,625
Fleet U.S. Bidco, Inc. Term Loan B 4.322% (6 Month LIBOR + 3.25%), due 10/7/26	1,243,750	1,131,812
GIP III Stetson I, L.P. 2018 Term Loan B 4.875% (1 Month LIBOR + 4.25%), due 7/18/25 (e)	2,222,082	910,745
Keane Group Holdings LLC 2018 1st Lien Term Loan 3.938% (1 Month LIBOR + 3.50%), due 5/25/25	958,945	637,699
Lucid Energy Group II Borrower LLC 2018 1st Lien Term Loan 4.00% (1 Month LIBOR + 3.00%), due 2/17/25	2,548,000	1,431,976

	Principal Amount	Value
Oil & Gas (continued)
Medallion Midland Acquisition LLC 1st Lien Term Loan 4.25% (1 Month LIBOR + 3.25%), due 10/30/24	$1,368,500	$951,108
PES Holdings LLC TBD 2018 Term Loan C 6.99% (PIK + 3.00%), due 12/31/22 (c)(e)(f)(g)	1,892,846	378,569
Prairie ECI Acquiror L.P. Term Loan B 6.20% (3 Month LIBOR + 4.75%), due 3/11/26	1,185,525	844,933
Seadrill Partners Finco LLC Term Loan B 7.45% (3 Month LIBOR + 6.00%), due 2/21/21 (e)	1,479,005	242,980
Summit Midstream Partners Holdings LLC Term Loan B 7.00% (1 Month LIBOR + 6.00%), due 5/13/22 (e)(f)	1,058,143	158,721
Traverse Midstream Partners LLC 2017 Term Loan 5.00% (1 Month LIBOR + 4.00%), due 9/27/24	1,970,000	1,482,425

		11,178,292

Personal & Nondurable Consumer Products (Manufacturing Only) 1.0%
American Builders & Contractors Supply Co., Inc. 2019 Term Loan 2.404% (1 Month LIBOR + 2.00%), due 1/15/27	2,736,250	2,567,514
Kronos Acquisition Holdings, Inc. 2015 Term Loan B 5.00% (1 Month LIBOR + 4.00%), due 5/15/23	1,896,154	1,688,168
Prestige Brands, Inc. Term Loan B4 2.404% (1 Month LIBOR + 2.00%), due 1/26/24	708,442	687,631
SRAM LLC, 2018 Term Loan B 3.75% (1 Month LIBOR + 2.75%), due 3/15/24	1,238,471	1,170,355
Varsity Brands, Inc. 2017 Term Loan B 4.50% (1 Month LIBOR + 3.50%), due 12/15/24	4,398,828	3,131,415

		9,245,083

24	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Personal Transportation 0.1%
Uber Technologies, Inc. 2018 Incremental Term Loan 3.904% (1 Month LIBOR + 3.50%), due 7/13/23	$529,762	$498,166

Personal, Food & Miscellaneous Services 1.4%
Aramark Services, Inc.
2018 Term Loan B3 2.154% (1 Month LIBOR + 1.75%), due 3/11/25	2,480,650	2,319,408
2019 Term Loan B4 2.154% (1 Month LIBOR + 1.75%), due 1/15/27	1,750,000	1,640,625
Golden Nugget, Inc. 2017 Incremental Term Loan B 3.455% (3 Month LIBOR + 2.50%), due 10/4/23	2,829,013	2,277,355
IRB Holding Corp.
2020 Term Loan B 3.75% (1 Month LIBOR + 2.75%), due 2/5/25	3,421,250	2,967,934
2020 Term Loan B 3.95% (3 Month LIBOR + 2.75%), due 2/5/25	8,750	7,591
KFC Holding Co. 2018 Term Loan B 2.468% (1 Month LIBOR + 1.75%), due 4/3/25	2,853,682	2,716,348
Weight Watchers International, Inc. 2017 Term Loan B 5.50% (1 Month LIBOR + 4.75%), due 11/29/24	1,294,978	1,257,747

		13,187,008

Printing & Publishing 0.7%
Getty Images, Inc. 2019 Term Loan B 4.938% (1 Month LIBOR + 4.50%), due 2/19/26	1,003,223	830,167
McGraw-Hill Global Education Holdings LLC 2016 Term Loan B 5.45% (3 Month LIBOR + 4.00%), due 5/4/22	1,414,516	1,138,685
Prometric Holdings, Inc. 1st Lien Term Loan 4.00% (1 Month LIBOR + 3.00%), due 1/29/25	2,163,279	1,752,256

	Principal Amount	Value
Printing & Publishing (continued)
Severin Acquisition LLC 2018 Term Loan B 4.992% (3 Month LIBOR + 3.25%), due 8/1/25	$3,456,250	$3,266,156

		6,987,264

Retail Store 2.4%
Alphabet Holding Co., Inc. 2017 1st Lien Term Loan 3.904% (1 Month LIBOR + 3.50%), due 9/26/24	2,780,287	2,488,357
Bass Pro Group LLC Term Loan B 6.072% (1 Month LIBOR + 5.00%), due 9/25/24	4,875,000	4,043,812
Belk, Inc. 2019 Term Loan B 7.75% (6 Month LIBOR + 6.75%), due 7/31/25	1,319,392	504,668
BJ’s Wholesale Club, Inc. 2017 1st Lien Term Loan 3.079% (1 Month LIBOR + 2.25%), due 2/3/24	5,452,528	5,286,226
CNT Holdings III Corp. 2017 Term Loan 4.08% (6 Month LIBOR + 3.00%), due 1/22/23	1,489,000	1,416,411
EG America LLC 2018 Term Loan 5.072% (6 Month LIBOR + 4.00%), due 2/7/25	1,460,164	1,243,573
HD Supply, Inc. Term Loan B5 2.154% (1 Month LIBOR + 1.75%), due 10/17/23	960,101	912,095
Leslie’s Poolmart, Inc. 2016 Term Loan 3.904% (1 Month LIBOR + 3.50%), due 8/16/23 (e)	787,674	684,095
Michaels Stores, Inc.
2018 Term Loan B 3.50% (1 Month LIBOR + 2.50%), due 1/30/23	1,369,781	1,114,088
2018 Term Loan B 3.56% (3 Month LIBOR + 2.50%), due 1/30/23	816,835	664,359
2018 Term Loan B 3.57% (6 Month LIBOR + 2.50%), due 1/30/23	794,473	646,171

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Retail Store (continued)
Party City Holdings, Inc.
2018 Term Loan B 3.25% (2 Month LIBOR + 2.50%), due 8/19/22	$40,755	$20,123
2018 Term Loan B 4.10% (6 Month LIBOR + 2.50%), due 8/19/22	1,047,758	517,330
Petco Animal Supplies, Inc. 2017 Term Loan B 4.25% (3 Month LIBOR + 3.25%), due 1/26/23	1,798,372	1,176,135
Sally Holdings LLC Term Loan B2 4.50% (3 Month LIBOR + 4.50%), due 7/5/24	2,333,333	2,170,000

		22,887,443

Telecommunications 3.6%
Avaya, Inc. 2018 Term Loan B 5.064% (1 Month LIBOR + 4.25%), due 12/15/24	2,242,575	1,959,048
CenturyLink, Inc. 2020 Term Loan B 2.654% (1 Month LIBOR + 2.25%), due 3/15/27	3,740,625	3,528,812
CSC Holdings LLC 2019 Term Loan B5 3.314% (1 Month LIBOR + 2.50%), due 4/15/27	4,688,873	4,454,430
Frontier Communications Corp. (c)(e)
2017 Term Loan B1 5.21% (3 Month LIBOR + 3.75%), due 6/15/24	6,594	6,400
2017 Term Loan B1 5.35% (3 Month LIBOR + 3.75%), due 6/15/24	1,973,050	1,915,092
Level 3 Financing, Inc. 2019 Term Loan B 2.154% (1 Month LIBOR + 1.75%), due 3/1/27	2,500,000	2,389,582
Microchip Technology, Inc. 2018 Term Loan B 2.41% (1 Month LIBOR + 2.00%), due 5/29/25	2,874,458	2,769,060
SBA Senior Finance II LLC 2018 Term Loan B 2.16% (1 Month LIBOR + 1.75%), due 4/11/25	6,413,251	6,178,770

	Principal Amount	Value
Telecommunications (continued)
T-Mobile USA, Inc. 2020 Term Loan TBD, due 4/1/27	$2,500,000	$2,483,360
West Corp. 2017 Term Loan 5.45% (3 Month LIBOR + 4.00%), due 10/10/24	3,879,185	3,017,276
Zayo Group Holdings, Inc. Term Loan 3.404% (1 Month LIBOR + 3.00%), due 3/9/27	5,416,667	5,074,740

		33,776,570

Utilities 4.7%
Astoria Energy LLC Term Loan B 5.00% (1 Month LIBOR + 4.00%), due 12/24/21	3,152,906	3,100,356
Brookfield WEC Holdings, Inc. 2020 Term Loan 3.404% (1 Month LIBOR + 3.00%), due 8/1/25	2,468,750	2,334,203
Calpine Corp.
Term Loan B5 2.66% (1 Month LIBOR + 2.25%), due 1/15/24	5,375,780	5,189,305
Term Loan B9 2.66% (1 Month LIBOR + 2.25%), due 4/5/26	2,084,250	2,008,696
Compass Power Generation LLC 2018 Term Loan B 4.50% (1 Month LIBOR + 3.50%), due 12/20/24	1,521,429	1,439,018
Edgewater Generation LLC Term Loan 4.154% (1 Month LIBOR + 3.75%), due 12/13/25	4,942,462	4,382,318
ExGen Renewables IV LLC Term Loan B 4.62% (3 Month LIBOR + 3.00%), due 11/28/24	2,343,977	2,250,218
Granite Acquisition, Inc.
Term Loan B 4.95% (3 Month LIBOR + 3.50%), due 12/19/21	3,902,774	3,792,196
2nd Lien Term Loan B 8.70% (3 Month LIBOR + 7.25%), due 12/19/22	1,513,603	1,453,059
Granite Generation LLC
Term Loan B 4.75% (1 Month LIBOR + 3.75%), due 11/9/26	4,237,500	3,991,195

26	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Utilities (continued)
Granite Generation LLC (continued)
Term Loan B 5.20% (3 Month LIBOR + 3.75%), due 11/9/26	$750,000	$706,406
Helix Gen Funding LLC Term Loan B 4.75% (1 Month LIBOR + 3.75%), due 6/3/24	3,903,422	3,691,985
PG&E Corp. DIP Term Loan 3.08% (1 Month LIBOR + 2.25%), due 12/31/20	3,750,000	3,712,500
Southeast PowerGen LLC Term Loan B 4.50% (1 Month LIBOR + 3.50%), due 12/2/21	866,175	708,820
Vistra Operations Co. LLC
1st Lien Term Loan B3 2.15% (1 Month LIBOR + 1.75%), due 12/31/25	4,057,046	3,925,192
1st Lien Term Loan B3 2.50% (1 Month LIBOR + 1.75%), due 12/31/25	971,030	939,472

		43,624,939

Total Floating Rate Loans (Cost $814,321,562)		723,593,685

Foreign Floating Rate Loans 10.3% (d)
Aerospace & Defense 0.3%
AI Convoy (Luxembourg) S.A.R.L
Term Loan B 4.63% (3 Month LIBOR + 3.50%), due 1/17/27	4,063	3,829
Term Loan B 4.65% (6 Month LIBOR + 3.50%), due 1/17/27	1,620,938	1,527,733
WestJet Airlines, Ltd. Term Loan B 4.00% (1 Month LIBOR + 3.00%), due 12/11/26	1,246,875	998,747

		2,530,309

Automobile 0.1%
Panther BF Aggregator 2 L.P. Term Loan B 3.904% (1 Month LIBOR + 3.50%), due 4/30/26	986,895	889,440

	Principal Amount	Value
Beverage, Food & Tobacco 0.8%
Froneri International, Ltd. 2020 USD Term Loan 2.654% (1 Month LIBOR + 2.25%), due 1/29/27	$3,015,000	$2,788,875
JBS USA Lux S.A. 2019 Term Loan B 3.072% (2 Month LIBOR + 2.00%), due 5/1/26	3,431,077	3,302,411
Sunshine Investments B.V. USD Term Loan B3 4.954% (2 Month LIBOR + 3.25%), due 3/28/25	1,237,500	1,191,094

		7,282,380

Broadcasting & Entertainment 0.6%
Altice France S.A.
Term Loan B12 4.502% (1 Month LIBOR + 3.688%), due 1/31/26	3,899,976	3,593,551
2018 Term Loan B13 4.814% (1 Month LIBOR + 4.00%), due 8/14/26	2,052,082	1,896,467
Numericable Group S.A. Term Loan B11 3.154% (1 Month LIBOR + 2.75%), due 7/31/25	440,399	403,185

		5,893,203

Chemicals, Plastics & Rubber 1.3%
Allnex (Luxembourg) & Cy S.C.A. 2016 Term Loan B2 4.863% (3 Month LIBOR + 3.25%), due 9/13/23 (e)	1,970,317	1,706,172
Alpha 3 B.V. 2017 Term Loan B1 4.45% (3 Month LIBOR + 3.00%), due 1/31/24	1,877,512	1,749,019
Diamond (BC) B.V.
Term Loan 3.40% (1 Month LIBOR + 3.00%), due 9/6/24	5,789	4,983
Term Loan 3.76% (3 Month LIBOR + 3.00%), due 9/6/24	2,257,634	1,943,446
Flint Group GmbH (e)
Term Loan C 4.00% (3 Month LIBOR + 3.00%), due 9/7/21	914	731
Term Loan C 4.02% (3 Month LIBOR + 3.00%), due 9/7/21	344,690	275,752

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Foreign Floating Rate Loans (continued)
Chemicals, Plastics & Rubber (continued)
Oxea Holding Drei GmbH 2017 Term Loan B2 4.50% (1 Month LIBOR + 3.50%), due 10/14/24	$3,080,719	$2,772,647
Starfruit Finco B.V. 2018 Term Loan B 3.864% (1 Month LIBOR + 3.00%), due 10/1/25	3,617,454	3,273,796

		11,726,546

Diversified/Conglomerate Manufacturing 0.3%
AI Ladder (Luxembourg) Subco S.A R.L. 2018 Term Loan 4.904% (1 Month LIBOR + 4.50%), due 7/9/25 (e)	2,009,979	1,678,332
Bright Bidco B.V.
2018 Term Loan B 4.57% (6 Month LIBOR + 3.50%), due 6/30/24	2,892,826	843,742
2018 Term Loan B 4.95% (3 Month LIBOR + 3.50%), due 6/30/24	7,446	2,172

		2,524,246

Ecological 0.3%
GFL Environmental, Inc. 2018 Term Loan B 4.00% (1 Month LIBOR + 3.00%), due 5/30/25	2,670,917	2,612,729

Electronics 1.3%
ION Trading Technologies S.A R.L. Incremental Term Loan B 5.072% (3 Month LIBOR + 4.00%), due 11/21/24	1,908,306	1,552,088
Oberthur Technologies S.A. 2016 Term Loan B1 5.20% (3 Month LIBOR + 3.75%), due 1/10/24	2,205,062	1,864,380
SS&C Technologies Holdings Europe S.A R.L. 2018 Term Loan B4 2.154% (1 Month LIBOR + 1.75%), due 4/16/25	3,556,837	3,419,504
Trader Corp. 2017 Term Loan B 4.00% (1 Month LIBOR + 3.00%), due 9/28/23	4,034,981	3,429,734

	Principal Amount	Value
Electronics (continued)
Veritas Bermuda, Ltd. Repriced Term Loan B 5.95% (3 Month LIBOR + 4.50%), due 1/27/23	$2,604,736	$2,266,120

		12,531,826

Healthcare, Education & Childcare 1.4%
Auris Luxembourg III S.A.R.L. 2019 Term Loan B2 4.154% (1 Month LIBOR + 3.75%), due 2/27/26	1,398,130	1,167,438
Bausch Health Companies, Inc. 2018 Term Loan B 3.718% (1 Month LIBOR + 3.00%), due 6/2/25	7,363,292	7,099,443
Endo Luxembourg Finance Co. I S.A R.L. 2017 Term Loan B 5.00% (1 Month LIBOR + 4.25%), due 4/29/24	2,548,184	2,318,848
Mallinckrodt International Finance S.A. Term Loan B 4.20% (3 Month LIBOR + 2.75%), due 9/24/24	2,158,149	1,510,705
Sunshine Luxembourg VII S.A R.L. USD Term Loan B1 5.322% (6 Month LIBOR + 4.25%), due 10/1/26	897,750	813,960

		12,910,394

Hotels, Motels, Inns & Gaming 0.7%
Four Seasons Hotels, Ltd. New 1st Lien Term Loan 2.404% (1 Month LIBOR + 2.00%), due 11/30/23	1,468,483	1,355,593
Gateway Casinos & Entertainment, Ltd. 2018 Term Loan B 4.45% (3 Month LIBOR + 3.00%), due 3/13/25 (e)	3,163,675	2,217,736
GVC Holdings (Gibraltar), Ltd. 2020 Term Loan B3 3.308% (6 Month LIBOR + 2.25%), due 3/29/24	2,940,000	2,793,000
Stars Group Holdings B.V. 2018 Incremental Term Loan 4.95% (3 Month LIBOR + 3.50%), due 7/10/25	194,126	191,457

		6,557,786

Leisure, Amusement, Motion Pictures & Entertainment 0.9%
Bombardier Recreational Products, Inc. 2020 Term Loan 2.404% (1 Month LIBOR + 2.00%), due 5/24/27	4,328,446	3,886,131

28	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Foreign Floating Rate Loans (continued)
Leisure, Amusement, Motion Pictures & Entertainment (continued)
Delta 2 (LUX) S.A.R.L. 2018 Term Loan 3.50% (1 Month LIBOR + 2.50%), due 2/1/24	$3,650,036	$3,321,532
DHX Media, Ltd. Term Loan B 5.25% (1 Month LIBOR + 4.25%), due 12/29/23	1,536,055	1,336,368

		8,544,031

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 0.2%
Titan Acquisition, Ltd. 2018 Term Loan B 4.45% (3 Month LIBOR + 3.00%), due 3/28/25	2,533,375	2,221,453

Oil & Gas 0.2%
NorthRiver Midstream Finance LP 2018 Term Loan B 4.683% (3 Month LIBOR + 3.25%), due 10/1/25	2,758,000	2,208,697

Personal, Food & Miscellaneous Services 0.6%
1011778 B.C. Unlimited Liability Co. Term Loan B4 2.154% (1 Month LIBOR + 1.75%), due 11/19/26	2,111,313	1,979,795
Jacobs Douwe Egberts International B.V. 2018 Term Loan B 3.00% (1 Month LIBOR + 2.00%), due 11/1/25	4,069,569	3,954,266

		5,934,061

Printing & Publishing 0.4%
Springer Nature Deutschland GmbH Term Loan B16 4.50% (1 Month LIBOR + 3.50%), due 8/14/24	3,592,290	3,409,683

Retail Store 0.1%
EG Group, Ltd. 2018 Term Loan B 5.072% (6 Month LIBOR + 4.00%), due 2/7/25	1,247,817	1,062,724

Telecommunications 0.8%
Connect Finco S.A.R.L. Term Loan B 5.50% (1 Month LIBOR + 4.500%), due 12/11/26	2,750,000	2,519,688

	Principal Amount	Value
Telecommunications (continued)
Intelsat Jackson Holdings S.A. 2017 Term Loan B3 6.00% (PRIME + 2.75%), due 11/27/23	$2,702,081	$2,640,157
Telesat Canada Term Loan B5 3.16% (1 Month LIBOR + 2.75%), due 12/7/26	2,493,750	2,351,137

		7,510,982

Total Foreign Floating Rate Loans (Cost $108,479,334)		96,350,490

Total Long-Term Bonds (Cost $969,007,481)		863,646,267

	Shares
Affiliated Investment Company 0.2%
Fixed Income Fund 0.2%
MainStay MacKay High Yield Corporate Bond Fund Class I	282,663	1,435,928

Total Affiliated Investment Company (Cost $1,605,526)		1,435,928

Common Stocks 0.1%
Communications Equipment 0.0%‡
Energy Future Holdings Corp. (e)(f)(h)(i)	175,418	0
Millennium Corporate Trust (e)(f)(h)	4,973	0
Millennium Lender Trust (e)(f)(h)(i)	5,298	0

		0

Metals & Mining 0.1%
AFGlobal Corp. (e)(f)(h)(i)	60,753	1,232,071

Oil & Gas 0.0%‡
Templar Energy Corp., Class B (e)(f)(h)(i)	60,655	0
Templar Energy LLC, Class A (e)(f)(h)(i)	60,049	0

		0

Oil, Gas & Consumable Fuels 0.0%‡
Ascent Resources (e)(f)(h)(i)	244,062	173,284
Philadelphia Energy Solutions, Inc., Class A (e)(f)(h)(i)	89,705	0

		173,284

Total Common Stocks (Cost $4,252,223)		1,405,355

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Shares	Value
Preferred Stocks 0.0%‡
Oil & Gas 0.0%‡
Templar Energy Corp., (8.00% PIK) (e)(f)(g)(h)(i)	98,111	$0

Total Preferred Stocks (Cost $379,311)		0

	Number of Rights
Rights 0.0%‡
Independent Power & Renewable Electricity Producers 0.0%‡
Vistra Energy Corp. Expires 12/31/46 (e)(f)(h)(i)	107,130	113,558

Total Rights (Cost $87,847)		113,558

	Number of Warrants
Warrants 0.0%‡
Oil, Gas & Consumable Fuels 0.0%‡
Ascent Resources (e)(f)(h)(i)
1st Lien Warrants Expires 3/30/23	23,368	234
2nd Lien Tranche A Expires 3/30/23	30,044	300
2nd Lien Tranche B Expires 3/30/23	62,000	620

Total Warrants (Cost $12,795)		1,154

	Principal Amount
Short-Term Investments 6.2%
Repurchase Agreement 0.2%
Fixed Income Clearing Corp. 0.00%, dated 4/30/20 due 5/1/20 Proceeds at Maturity $1,507,223 (Collateralized by a United States Treasury Note with a rate of 2.625% and a maturity date of 6/15/21, with a Principal Amount of $1,485,000 and a Market Value of $1,540,448)	$1,507,223	1,507,223

Total Repurchase Agreement (Cost $1,507,223)		1,507,223

U.S. Government & Federal Agencies 6.0% (j)
Federal Home Loan Banks 0.03%, due 5/21/20	8,000,000	7,999,867

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
United States Treasury Bills
0.017%, due 5/21/20	$1,293,000	$1,292,988
0.021%, due 5/14/20	7,344,000	7,343,944
0.056%, due 5/5/20	509,000	508,997
0.074%, due 6/11/20	1,689,000	1,688,860
0.083%, due 5/12/20	1,500,000	1,499,962
0.084%, due 6/23/20	3,264,000	3,263,604
0.086%, due 6/4/20	3,312,000	3,311,734
0.117%, due 6/9/20	4,586,000	4,585,429
0.132%, due 5/28/20	2,621,000	2,620,743
0.142%, due 5/19/20	11,277,000	11,276,211
0.154%, due 6/16/20	4,432,000	4,431,142
0.233%, due 6/9/20	6,600,000	6,598,355

Total U.S. Government & Federal Agencies (Cost $56,421,836)		56,421,836

Total Short-Term Investments (Cost $57,929,059)		57,929,059

Total Investments (Cost $1,033,274,242)	99.0%	924,531,321
Other Assets, Less Liabilities	1.0	8,887,834
Net Assets	100.0%	$933,419,155

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Issue in non-accrual status.

(c)	Issue in default.

(d)	Floating rate—Rate shown was the rate in effect as of April 30, 2020.

(e)	Illiquid investment—As of April 30, 2020, the total market value of these illiquid investments was $54,177,887, which represented 5.8% of the Fund’s net assets.

(f)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(g)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.

(h)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2020, the total market value of fair valued securities was $1,520,067, which represented 0.2% of the Fund’s net assets.

(i)	Non-income producing security.

(j)	Interest rate shown represents yield to maturity.

The following abbreviations are used in the preceding pages:

LIBOR—London Interbank Offered Rate

TBD—To Be Determined

30	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2020, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$43,702,092	$—	$43,702,092
Floating Rate Loans (b)	—	700,086,966	23,506,719	723,593,685
Foreign Floating Rate Loans	—	96,350,490	—	96,350,490

Total Long-Term Bonds	—	840,139,548	23,506,719	863,646,267

Affiliated Investment Company
Fixed Income Fund	1,435,928	—	—	1,435,928
Common Stocks (c)	—	—	1,405,355	1,405,355
Preferred Stocks (d)	—	—	0	0
Rights (e)	—	—	113,558	113,558
Warrants (f)	—	—	1,154	1,154
Short-Term Investments
Repurchase Agreement	—	1,507,223	—	1,507,223
U.S. Government & Federal Agencies	—	56,421,836	—	56,421,836

Total Short-Term Investments	—	57,929,059	—	57,929,059

Total Investments in Securities	$1,435,928	$898,068,607	$25,026,786	$924,531,321

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)

Includes $23,506,719 of a Level 3 security which represents a floating rate loan whose value was obtained from the pricing service which utilized a single broker quote to determine such value as referenced in the Portfolio of Investments.

(c)	The Level 3 securities valued at $1,232,071, and $173,284 are held in Metals & Mining, and Oil, Gas & Consumable Fuels, respectively, within the Common Stocks section of the Portfolio of Investments.

(d)	The Level 3 security valued at $0 is held in Oil & Gas within the Preferred Stocks section of the Portfolio of Investments.

(e)	The Level 3 security valued at $113,558 is held in Independent Power & Renewable Electricity Producers within the Rights section of the Portfolio of Investments.

(f)	The Level 3 security valued at $1,154 is held in Oil, Gas & Consumable Fuels within the Warrants section of the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2019	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2020	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of April 30, 2020
Long-Term Bonds
Floating Rate Loans	$10,043,998	$35,778	$(21,944)	$(4,026,938)	$3,887,649	$(7,293,362)	$20,881,538	$—	$23,506,719	$(4,030,784)
Foreign Floating Rate Loans	1,033,251	984	(356,124)	175,214	—	(853,325)	—	—	—	—
Common Stocks	3,834,633	—	(44,238)	(2,373,998)	—	(11,042)	—	—	1,405,355	(2,412,694)
Preferred Stocks	0	—	—	—	—	—	—	—	0	—
Rights	96,417	—	—	17,141	—	—	—	—	113,558	17,141
Warrants	81,492	—	(197,664)	166,742	—	(49,416)	—	—	1,154	(6,214)

Total	$15,089,791	$36,762	$(619,970)	$(6,041,839)	$3,887,649	$(8,207,145)	$20,881,538	$—	$25,026,786	$(6,432,551)

(a)	Sales include principal reductions.

As of April 30, 2020, loan assignments with a market value of $20,881,538 transferred from Level 2 to Level 3 as the fair value obtained by an independent pricing service, utilized significant unobservable inputs. As of October 31, 2019, the fair value obtained for this loan assignment, as determined by an independent pricing service, utilized significant other observable inputs.

32	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2020 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $1,031,668,716)	$923,095,393
Investment in affiliated investment company, at value (identified cost $1,605,526)	1,435,928
Receivables:
Investment securities sold	31,121,904
Dividends and interest	2,937,932
Fund shares sold	1,200,120
Other assets	112,790

Total assets	959,904,067

Liabilities
Payables:
Investment securities purchased	13,015,283
Fund shares redeemed	11,992,410
Manager (See Note 3)	465,835
Transfer agent (See Note 3)	416,665
NYLIFE Distributors (See Note 3)	115,086
Shareholder communication	66,387
Professional fees	56,096
Custodian	13,989
Trustees	3,129
Accrued expenses	25,271
Dividend payable	314,761

Total liabilities	26,484,912

Net assets	$933,419,155

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$112,456
Additional paid-in capital	1,122,397,707

1,122,510,163
Total distributable earnings (loss)	(189,091,008)

Net assets	$933,419,155

Class A
Net assets applicable to outstanding shares	$267,839,017

Shares of beneficial interest outstanding	32,274,495

Net asset value per share outstanding	$8.30
Maximum sales charge (3.00% of offering price)	0.26

Maximum offering price per share outstanding	$8.56

Investor Class
Net assets applicable to outstanding shares	$20,352,466

Shares of beneficial interest outstanding	2,452,331

Net asset value per share outstanding	$8.30
Maximum sales charge (3.00% of offering price)	0.26

Maximum offering price per share outstanding	$8.56

Class B
Net assets applicable to outstanding shares	$2,147,696

Shares of beneficial interest outstanding	258,552

Net asset value and offering price per share outstanding	$8.31

Class C
Net assets applicable to outstanding shares	$65,284,979

Shares of beneficial interest outstanding	7,863,496

Net asset value and offering price per share outstanding	$8.30

Class I
Net assets applicable to outstanding shares	$444,346,899

Shares of beneficial interest outstanding	53,536,084

Net asset value and offering price per share outstanding	$8.30

Class R3
Net assets applicable to outstanding shares	$422,284

Shares of beneficial interest outstanding	50,864

Net asset value and offering price per share outstanding	$8.30

Class R6
Net assets applicable to outstanding shares	$133,025,814

Shares of beneficial interest outstanding	16,020,477

Net asset value and offering price per share outstanding	$8.30

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Statement of Operations for the six months ended April 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Interest	$28,871,907
Dividends-affiliated	108,042
Securities lending	21,855
Dividends-unaffiliated	484
Other	30

Total income	29,002,318

Expenses
Manager (See Note 3)	3,359,654
Transfer agent (See Note 3)	1,205,083
Distribution/Service—Class A (See Note 3)	391,474
Distribution/Service—Investor Class (See Note 3)	27,390
Distribution/Service—Class B (See Note 3)	13,346
Distribution/Service—Class C (See Note 3)	390,387
Distribution/Service—Class R3 (See Note 3)	1,056
Registration	97,969
Professional fees	84,585
Shareholder communication	59,721
Custodian	28,041
Trustees	15,302
Shareholder service (See Note 3)	211
Miscellaneous	49,032

Total expenses	5,723,251

Net investment income (loss)	23,279,067

Realized and Unrealized Gain (Loss) on Investments and Unfunded Commitments
Net realized gain (loss) on:
Unaffiliated investment transactions	(27,044,916)
Affiliated investment company transactions	(644,117)

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	(27,689,033)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(67,930,991)
Affiliated investments	(140,600)
Unfunded commitments	21,496

Net change in unrealized appreciation (depreciation) on investments and unfunded commitments	(68,050,095)

Net realized and unrealized gain (loss) on investments and unfunded commitments	(95,739,128)

Net increase (decrease) in net assets resulting from operations	$(72,460,061)

34	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2020 (Unaudited) and the year ended October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$23,279,067	$67,411,863
Net realized gain (loss) on investments and investments from affiliated and unaffiliated investment companies	(27,689,033)	(12,463,278)
Net change in unrealized appreciation (depreciation) on investments and unfunded commitments	(68,050,095)	(28,522,433)

Net increase (decrease) in net assets resulting from operations	(72,460,061)	26,426,152

Distributions to shareholders:
Class A	(6,273,082)	(16,596,482)
Investor Class	(441,023)	(1,097,841)
Class B	(43,813)	(169,219)
Class C	(1,279,948)	(4,475,218)
Class I	(12,670,965)	(42,590,379)
Class R3	(7,706)	(13,896)
Class R6	(2,562,153)	(2,449,067)

Total distributions to shareholders	(23,278,690)	(67,392,102)

Capital share transactions:
Net proceeds from sale of shares	320,155,157	408,541,183
Net asset value of shares issued to shareholders in reinvestment of distributions	20,450,654	57,869,792
Cost of shares redeemed	(550,670,962)	(787,347,737)

Increase (decrease) in net assets derived from capital share transactions	(210,065,151)	(320,936,762)

Net increase (decrease) in net assets	(305,803,902)	(361,902,712)

Net Assets
Beginning of period	1,239,223,057	1,601,125,769

End of period	$933,419,155	$1,239,223,057

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class A	2020*		2019	2018	2017	2016		2015

Net asset value at beginning of period	$9.02		$9.28	$9.35	$9.29	$9.15		$9.44

Net investment income (loss)	0.18	(a)	0.43 (a)	0.40	0.35	0.32		0.33

Net realized and unrealized gain (loss) on investments	(0.72)		(0.26)	(0.07)	0.06	0.14		(0.29)

Net realized and unrealized gain (loss) on foreign currency transactions	—		—	—	—	—		(0.00)‡

Total from investment operations	(0.54)		0.17	0.33	0.41	0.46		0.04

Less distributions:

From net investment income	(0.18)		(0.43)	(0.40)	(0.35)	(0.32)		(0.33)

Net asset value at end of period	$8.30		$9.02	$9.28	$9.35	$9.29		$9.15

Total investment return (b)	(6.12%)		1.94%	3.54%	4.50%	5.23%		0.45%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.01	% ††	4.76%	4.23%	3.76%	3.59	%(c)	3.58%

Net expenses (d)	1.15	% ††	1.09%	1.05%	1.01%	1.07	%(e)	1.06%

Portfolio turnover rate	13%		19%	32%	58%	36%		31%

Net assets at end of period (in 000’s)	$267,839		$338,392	$383,590	$371,186	$318,281		$342,214

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 3.58%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.08%.

	Six months ended April 30,		Year ended October 31,

Investor Class	2020*		2019	2018	2017	2016		2015

Net asset value at beginning of period	$9.02		$9.28	$9.35	$9.29	$9.15		$9.44

Net investment income (loss)	0.18	(a)	0.43 (a)	0.40	0.35	0.33		0.33

Net realized and unrealized gain (loss) on investments	(0.72)		(0.26)	(0.07)	0.06	0.14		(0.29)

Net realized and unrealized gain (loss) on foreign currency transactions	—		—	—	—	—		(0.00)‡

Total from investment operations	(0.54)		0.17	0.33	0.41	0.47		0.04

Less distributions:

From net investment income	(0.18)		(0.43)	(0.40)	(0.35)	(0.33)		(0.33)

Net asset value at end of period	$8.30		$9.02	$9.28	$9.35	$9.29		$9.15

Total investment return (b)	(6.11%)		1.95%	3.54%	4.44%	5.24%		0.46%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.03	% ††	4.77%	4.24%	3.66%	3.60%		3.59%

Net expenses (c)	1.13	% ††	1.08%	1.05%	1.06%	1.06	%(d)	1.06%

Portfolio turnover rate	13%		19%	32%	58%	36%		31%

Net assets at end of period (in 000’s)	$20,352		$23,496	$21,731	$21,238	$29,269		$29,692

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Without the custody fee reimbursement, net expenses would have been 1.07%.

36	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class B	2020*		2019	2018		2017	2016		2015

Net asset value at beginning of period	$9.03		$9.28	$9.36		$9.29	$9.16		$9.45

Net investment income (loss)	0.14	(a)	0.37 (a)	0.33		0.28	0.25		0.25

Net realized and unrealized gain (loss) on investments	(0.72)		(0.25)	(0.08)		0.07	0.14		(0.28)

Net realized and unrealized gain (loss) on foreign currency transactions	—		—	—		—	—		(0.00)‡

Total from investment operations	(0.58)		0.12	0.25		0.35	0.39		(0.03)

Less distributions:

From net investment income	(0.14)		(0.37)	(0.33)		(0.28)	(0.26)		(0.26)

Net asset value at end of period	$8.31		$9.03	$9.28		$9.36	$9.29		$9.16

Total investment return (b)	(6.46%)		1.19%	2.66	%(c)	3.78%	4.34%		(0.29%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.29	% ††	4.04%	3.47%		2.92%	2.85	%(d)	2.83%

Net expenses (e)	1.88	% ††	1.83%	1.80%		1.81%	1.81	%(f)	1.81%

Portfolio turnover rate	13%		19%	32%		58%	36%		31%

Net assets at end of period (in 000’s)	$2,148		$3,119	$5,259		$6,536	$7,621		$8,988

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 2.84%.
(e)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 1.82%.

	Six months ended April 30,		Year ended October 31,

Class C	2020*		2019	2018		2017	2016		2015

Net asset value at beginning of period	$9.03		$9.28	$9.36		$9.29	$9.16		$9.44

Net investment income (loss)	0.14	(a)	0.37 (a)	0.33		0.28	0.26		0.26

Net realized and unrealized gain (loss) on investments	(0.73)		(0.25)	(0.08)		0.07	0.13		(0.28)

Net realized and unrealized gain (loss) on foreign currency transactions	—		—	—		—	—		(0.00)‡

Total from investment operations	(0.59)		0.12	0.25		0.35	0.39		(0.02)

Less distributions:

From net investment income	(0.14)		(0.37)	(0.33)		(0.28)	(0.26)		(0.26)

Net asset value at end of period	$8.30		$9.03	$9.28		$9.36	$9.29		$9.16

Total investment return (b)	(6.57%)		1.30%	2.66	%(c)	3.66%	4.34%		(0.18%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.28	% ††	4.03%	3.48%		2.94%	2.85	%(d)	2.84%

Net expenses (e)	1.88	% ††	1.83%	1.80%		1.81%	1.81	%(f)	1.81%

Portfolio turnover rate	13%		19%	32%		58%	36%		31%

Net assets at end of period (in 000’s)	$65,285		$86,012	$142,134		$154,399	$159,480		$176,330

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 2.84%.
(e)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 1.82%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	37

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class I	2020*		2019	2018	2017	2016		2015

Net asset value at beginning of period	$9.03		$9.28	$9.35	$9.29	$9.16		$9.44

Net investment income (loss)	0.19	(a)	0.46 (a)	0.42	0.38	0.35		0.36

Net realized and unrealized gain (loss) on investments	(0.73)		(0.25)	(0.07)	0.06	0.13		(0.28)

Net realized and unrealized gain (loss) on foreign currency transactions	—		—	—	—	—		(0.00)‡

Total from investment operations	(0.54)		0.21	0.35	0.44	0.48		0.08

Less distributions:

From net investment income	(0.19)		(0.46)	(0.42)	(0.38)	(0.35)		(0.36)

Net asset value at end of period	$8.30		$9.03	$9.28	$9.35	$9.29		$9.16

Total investment return (b)	(6.11%)		2.31%	3.80%	4.76%	5.38%		0.81%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.25	% ††	5.02%	4.49%	4.01%	3.84	%(c)	3.82%

Net expenses (d)	0.89	% ††	0.84%	0.80%	0.76%	0.82	%(e)	0.81%

Portfolio turnover rate	13%		19%	32%	58%	36%		31%

Net assets at end of period (in 000’s)	$444,347		$716,692	$1,048,033	$943,093	$805,208		$823,969

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 3.83%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.83%.

	Six months ended April 30,		Year ended October 31,			February 29, 2016^ through October 31,

Class R3	2020*		2019	2018	2017	2016

Net asset value at beginning of period	$9.03		$9.28	$9.35	$9.29	$8.82

Net investment income (loss)	0.18	(a)	0.40 (a)	0.36	0.32	0.20

Net realized and unrealized gain (loss) on investments	(0.73)		(0.25)	(0.07)	0.06	0.47

Total from investment operations	(0.55)		0.15	0.29	0.38	0.67

Less distributions:

From net investment income	(0.18)		(0.40)	(0.36)	(0.32)	(0.20)

Net asset value at end of period	$8.30		$9.03	$9.28	$9.35	$9.29

Total investment return (b)	(6.39%)		1.69%	3.18%	4.14%	7.64%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.65	% ††	4.37%	3.97%	3.52%	3.25%††

Net expenses (c)	1.50	% ††	1.43%	1.40%	1.35%	1.42%††

Portfolio turnover rate	13%		19%	32%	58%	36%

Net assets at end of period (in 000’s)	$422		$436	$379	$62	$27

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

38	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class R6	Six months ended April 30, 2020*	February 28, 2019^ through October 31, 2019

Net asset value at beginning of period	$9.03	$9.18

Net investment income (loss) (a)	0.20	0.32

Net realized and unrealized gain (loss) on investments	(0.73)	(0.15)

Total from investment operations	(0.53)	0.17

Less distributions:

From net investment income	(0.20)	(0.32)

Net asset value at end of period	$8.30	$9.03

Total investment return (b)	(6.00%)	1.84%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)††	4.50%	5.18%

Net expenses (c)††	0.66%	0.64%

Portfolio turnover rate	13%	19%

Net assets at end of period (in 000’s)	$133,026	$71,077

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	39

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-one funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Floating Rate Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has seven classes of shares registered for sale. Class A, Class B, Class C and Class I shares commenced operations on May 3, 2004. Investor Class shares commenced operations on February 28, 2008. Class R3 shares commenced operations on February 29, 2016. Class R6 shares commenced operations on February 28, 2019.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from August 1, 2017 through April 14, 2019, a CDSC of 1.00% may be imposed on certain redemptions (for investments of $500,000 which paid no initial sales charge) of such shares within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions of such shares made within one year of the date of purchase of Class C shares. Investments in Class C shares are subject to a purchase maximum of $250,000. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R3 and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to Class A or Investor Class shares at the end of the calendar quarter four years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plan for Class R3 shares.

The Fund’s investment objective is to seek high current income.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The

40	MainStay Floating Rate Fund

Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2020 is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2020, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

41

Notes to Financial Statements (Unaudited) (continued)

Equity securities, rights and warrants are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of April 30, 2020, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio investment may be classified as an illiquid investment under the Trust’s written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2020, and can change at any time. Illiquid investments as of April 30, 2020, are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and pays distributions from net

42	MainStay Floating Rate Fund

realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source. Premiums and discount on purchased securities other than bank loans, are accreted and amortized, respectively on the effective interest rate method. Premiums and discounts on purchased bank loan securities are accreted and amortized, respectively, on the straight line method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Dividends and distributions received by the Fund from investments in underlying funds are recorded on the ex-dividend date. Income from payment-in-kind securities, to the extent the Fund held any such securities during the six-month period ended April 30, 2020, is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in exchange-traded funds (“ETFs”) and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. Repurchase agreements as of April 30, 2020, are shown in the Portfolio of Investments.

(H)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed.

(I)  Loan Assignments, Participations and Commitments.  The Fund primarily invests in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have

43

Notes to Financial Statements (Unaudited) (continued)

direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2020, the Fund did not hold any unfunded commitments.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2020, the Fund did not have any portfolio securities on loan.

(K)  Debt Securities and Loan Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

The Fund’s principal investments include floating rate loans, which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the Fund’s NAVs could decrease and you could lose money.

In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing trans-actions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities. In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

(L)  LIBOR Replacement Risk.  The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(M)  Foreign Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund may invest in foreign securities, which carry certain risks that are in addition to the

44	MainStay Floating Rate Fund

usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(N)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. NYL Investors LLC (“NYL Investors” or the “Subadvisor’’), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $1 billion; 0.575% from $1 billion to $3 billion; and 0.565% in excess of $3 billion. During the six-month period ended April 30, 2020, the effective management fee rate was 0.60%.

During the six-month period ended April 30, 2020, New York Life Investments earned fees from the Fund in the amount of $3,359,654 and paid the Subadvisor in the amount of $1,679,827.

New York Life Investments has contractually agreed to waive fees and/ or reimburse expenses so that Total Annual Fund Operating Expenses

(excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2021 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R3 shares. This is in addition to any fees paid under the Class R3 Plan.

45

Notes to Financial Statements (Unaudited) (continued)

During the six-month period ended April 30, 2020, shareholder service fees incurred by the Fund were as follows:

Class R3	$211

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2020 were $15,904 and $2,719, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares during the six-month period ended April 30, 2020, of $31,022, $134, $3,387 and $5,382, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. Effective November 1, 2019, New York Life Investments contractually agreed to limit the transfer agency expenses charged to each of the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis (excluding small account fees) after deducting any other applicable expense cap reimbursements or transfer agency waivers.

This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2020, the Fund did not wave any expense above the maximum of 0.35% and transfer agent expenses incurred by the Fund were as follows:

Class	Expense	Waived
Class A	$378,111	$—
Investor Class	24,228	—
Class B	2,939	—
Class C	86,057	—
Class I	710,959	—
Class R3	513	—
Class R6	2,276	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay MacKay High Yield Corporate Bond Fund Class I	$1,221	$7,000	$(6,000)	$(644)	$(141)	$1,436	$108	$—	283

(G)  Capital.  As of April 30, 2020, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R3	$27,451	6.5%
Class R6	23,854	0.0	‡

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

As of April 30, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$1,033,302,530	$702,749	$(109,473,958)	$(108,771,209)

As of October 31, 2019, for federal income tax purposes, capital loss carryforwards of $52,548,038 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or have expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$5,668	$46,880

During the year ended October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019

Distributions paid from:
Ordinary Income	$67,392,102

46	MainStay Floating Rate Fund

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2020, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2020, purchases and sales of securities, other than short-term securities, were $140,631 and $379,691, respectively.

Transactions in capital shares for the six-month period ended April 30, 2020 and the year ended October 31, 2019, were as follows:

Note 9–Capital Share Transactions

Class A	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	4,077,152	$35,831,785
Shares issued to shareholders in reinvestment of distributions	650,850	5,719,353
Shares redeemed	(10,096,280)	(86,865,053)

Net increase (decrease) in shares outstanding before conversion	(5,368,278)	(45,313,915)
Shares converted into Class A (See Note 1)	177,177	1,560,278
Shares converted from Class A (See Note 1)	(30,230)	(256,181)

Net increase (decrease)	(5,221,331)	$(44,009,818)

Year ended October 31, 2019:
Shares sold	12,997,002	$118,586,137
Shares issued to shareholders in reinvestment of distributions	1,674,392	15,240,679
Shares redeemed	(19,132,832)	(174,238,387)

Net increase (decrease) in shares outstanding before conversion	(4,461,438)	(40,411,571)
Shares converted into Class A (See Note 1)	785,621	7,170,615
Shares converted from Class A (See Note 1)	(174,295)	(1,589,648)

Net increase (decrease)	(3,850,112)	$(34,830,604)

Investor Class	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	202,329	$1,780,110
Shares issued to shareholders in reinvestment of distributions	48,827	428,416
Shares redeemed	(335,917)	(2,932,880)

Net increase (decrease) in shares outstanding before conversion	(84,761)	(724,354)
Shares converted into Investor Class (See Note 1)	55,239	477,782
Shares converted from Investor Class (See Note 1)	(121,702)	(1,073,360)

Net increase (decrease)	(151,224)	$(1,319,932)

Year ended October 31, 2019:
Shares sold	674,574	$6,144,114
Shares issued to shareholders in reinvestment of distributions	116,710	1,062,606
Shares redeemed	(574,125)	(5,224,802)

Net increase (decrease) in shares outstanding before conversion	217,159	1,981,918
Shares converted into Investor Class (See Note 1)	348,438	3,184,634
Shares converted from Investor Class (See Note 1)	(304,289)	(2,769,718)

Net increase (decrease)	261,308	$2,396,834

47

Notes to Financial Statements (Unaudited) (continued)

Class B	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	25,991	$231,740
Shares issued to shareholders in reinvestment of distributions	3,877	34,130
Shares redeemed	(89,596)	(771,108)

Net increase (decrease) in shares outstanding before conversion	(59,728)	(505,238)
Shares converted from Class B (See Note 1)	(26,961)	(239,299)

Net increase (decrease)	(86,689)	$(744,537)

Year ended October 31, 2019:
Shares sold	77,026	$698,613
Shares issued to shareholders in reinvestment of distributions	15,121	137,731
Shares redeemed	(240,602)	(2,194,521)

Net increase (decrease) in shares outstanding before conversion	(148,455)	(1,358,177)
Shares converted from Class B (See Note 1)	(72,673)	(662,832)

Net increase (decrease)	(221,128)	$(2,021,009)

Class C	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	375,662	$3,381,761
Shares issued to shareholders in reinvestment of distributions	131,867	1,158,927
Shares redeemed	(2,132,681)	(18,354,488)

Net increase (decrease) in shares outstanding before conversion	(1,625,152)	(13,813,800)
Shares converted from Class C (See Note 1)	(38,289)	(337,381)

Net increase (decrease)	(1,663,441)	$(14,151,181)

Year ended October 31, 2019:
Shares sold	1,125,120	$10,269,105
Shares issued to shareholders in reinvestment of distributions	452,872	4,123,342
Shares redeemed	(6,777,779)	(61,742,551)

Net increase (decrease) in shares outstanding before conversion	(5,199,787)	(47,350,104)
Shares converted from Class C (See Note 1)	(587,489)	(5,380,449)

Net increase (decrease)	(5,787,276)	$(52,730,553)

Class I	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	13,691,310	$120,767,935
Shares issued to shareholders in reinvestment of distributions	1,193,971	10,541,562
Shares redeemed	(40,749,658)	(361,428,990)

Net increase in shares outstanding before conversion	(25,864,377)	(230,119,493)
Shares converted into Class I (See Note 1)	4,755	42,279

Net increase (decrease)	(25,859,622)	$(230,077,214)

Year ended October 31, 2019:
Shares sold	27,498,631	$250,316,560
Shares issued to shareholders in reinvestment of distributions	3,827,830	34,843,484
Shares redeemed	(58,227,942)	(530,288,431)

Net increase (decrease) in shares outstanding before conversion	(26,901,481)	(245,128,387)
Shares converted into Class I (See Note 1)	5,210	47,398
Shares converted from Class I (See Note 1)	(6,647,777)	(61,026,595)

Net increase (decrease)	(33,544,048)	$(306,107,584)

Class R3	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	5,571	$49,488
Shares issued to shareholders in reinvestment of distributions	673	5,895
Shares redeemed	(3,641)	(32,732)

Net increase (decrease)	2,603	$22,651

Year ended October 31, 2019:
Shares sold	31,182	$283,231
Shares issued to shareholders in reinvestment of distributions	1,414	12,883
Shares redeemed	(25,151)	(229,773)

Net increase (decrease)	7,445	$66,341

Class R6	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	17,258,200	$158,112,338
Shares issued to shareholders in reinvestment of distributions	297,393	2,562,371
Shares redeemed	(9,387,749)	(80,285,711)

Net increase (decrease) in shares outstanding before conversion	8,167,844	80,388,998
Shares converted from Class R6 (See Note 1)	(19,916)	(174,118)

Net increase (decrease)	8,147,928	$80,214,880

Period ended October 31, 2019 (a):
Shares sold	2,428,084	$22,243,423
Shares issued to shareholders in reinvestment of distributions	268,318	2,449,067
Shares redeemed	(1,471,630)	(13,429,272)

Net increase (decrease) in shares outstanding before conversion	1,224,772	11,263,218
Shares converted into Class R6 (See Note 1)	6,647,777	61,026,595

Net increase (decrease)	7,872,549	$72,289,813

(a)	The inception date of the class was February 28, 2019.

Note–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework— Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of April 30, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

48	MainStay Floating Rate Fund

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2020, events and transactions subsequent to April 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 11–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19 is uncertain and could adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

49

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay Floating Rate Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and NYL Investors in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or NYL Investors that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and NYL Investors in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and NYL Investors personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to the Fund’s shareholders.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and NYL Investors; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or NYL Investors. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and NYL Investors. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and NYL Investors resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders,

50	MainStay Floating Rate Fund

having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and NYL Investors

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of NYL Investors, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of NYL Investors and ongoing analysis of, and interactions with, NYL Investors with respect to, among other things, the Fund’s investment performance and risks as well as NYL Investors’ investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).

The Board also examined the nature, extent and quality of the investment advisory services that NYL Investors provides to the Fund. The Board evaluated NYL Investors’ experience in serving as subadvisor to the Fund and advising other portfolios and NYL Investors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors, and New York Life Investments’ and NYL Investors’ overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments and NYL Investors believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by NYL Investors. The Board reviewed NYL Investors’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, generally placing greater emphasis on the Fund’s long-term performance track record. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment

51

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

performance attributable to NYL Investors as well as discussions between the Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or NYL Investors had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and NYL Investors

The Board considered information provided by New York Life Investments and NYL Investors with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and NYL Investors and profits realized by New York Life Investments and its affiliates, including NYL Investors, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and NYL Investors and acknowledged that New York Life Investments and NYL Investors must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and NYL Investors to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New

York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and NYL Investors and their affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including NYL Investors due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to NYL Investors is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds

52	MainStay Floating Rate Fund

managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past six years.

Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

53

Discussion of the Operation and Effectiveness of the Fund’s Liquidity Risk

Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund’s liquidity risk. The Board of Trustees of MainStay Funds Trust (the “Board”) designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments and (iii) the Fund’s investment strategy continues to be appropriate for an open-end fund.

In accordance with the Program, the Fund’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator’s liquidity classification determinations are made by taking into account the Fund’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

54	MainStay Floating Rate Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

55

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay Short Term Bond Fund4

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund5

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund6

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund7

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund8

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.9

Brussels, Belgium

Candriam Luxembourg S.C.A.9

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC9

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC9

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective August 31, 2020, MainStay MacKay Infrastructure Bond Fund will be renamed MainStay MacKay U.S. Infrastructure Bond Fund.
4.	Formerly known as MainStay Indexed Bond Fund.
5.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
6.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
7.	Effective July 31, 2020, MainStay Growth Allocation Fund will be renamed MainStay Equity Allocation Fund.
8.	Effective July 31, 2020, MainStay Moderate Growth Allocation Fund will be named MainStay Growth Allocation Fund.
9.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1738065 MS086-20	MSFR10-06/20 (NYLIM) NL225

MainStay Short Term Bond Fund

(Formerly known as MainStay Indexed Bond Fund)

Message from the President and Semiannual Report

Unaudited  |  April 30, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Financial markets experienced high levels of volatility in response to the spreading of a novel coronavirus, which causes the disease known as COVID-19, and a sharpening decline in global economic activity during the six months ended April 30, 2020.

After gaining ground during the first three and a half months of the reporting period, most broad stock and bond indices began to dip in late February as a growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crises; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment.

In the United States, with the number of reported U.S. COVID-19 cases continuing to rise, the Federal Reserve (“Fed”) cut interest rates twice and announced unlimited quantitative easing. In late March, the federal government declared a national emergency as unemployment claims increased by 22 million in a four-week period, and Congress passed and the President signed the CARES Act to provide a $2 trillion stimulus package, with the promise of further aid for consumers and businesses to come. Investors generally responded positively to the government’s fiscal and monetary measures, as well as prospects for a gradual lessening of restrictions on non-essential businesses. Accordingly, despite mounting signs of recession and rapidly rising unemployment levels, in April, markets regained some of the ground that they had lost in the previous month.

For the reporting period as a whole, U.S. equity indices produced broadly negative performance. Traditionally more volatile small- and mid-cap stocks were particularly hard hit, and value stocks tended to underperform their growth-oriented counterparts. The energy sector suffered the steepest declines due to weakening demand and an escalating petroleum price war between Saudi Arabia and Russia, the world’s second and third largest petroleum producers after the United States. Most other sectors sustained substantial, though milder losses.

The health care and information technology sectors, both of which rebounded strongly in April, generally ended the reporting period in positive territory. International equities followed patterns similar to those seen in the United States, with a decline in March followed by a partial recovery in April. Overall, however, U.S. stocks ended the reporting period with milder losses than those of most other developed and developing economies.

Fixed-income markets also experienced unusually high levels of volatility. Corporate bonds lost value in March before partly recovering in April, with speculative high-yield credit facing the brunt of risk-off investor sentiment. High-grade municipal bonds dipped briefly in mid-March before regaining most of the lost ground, outperforming lower-grade, higher-yielding municipal securities. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. At the opposite end of the fixed-income risk spectrum, emerging-market debt underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the curve of the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so that they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2020

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Class A Shares[3]	Maximum 1% Initial Sales Charge	With sales charges Excluding sales charges	1/2/2004	–4.66 –1.71%	0.42 3.53%	1.17 1.79%	2.27 2.58%	0.74 0.74%
Investor Class Shares[3]	Maximum 1% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–4.77 –1.83	0.30 3.41	0.95 1.57	2.08 2.39	1.22 1.22
Class I Shares	No Sales Charge		1/2/1991	–1.68	3.78	2.08	2.91	0.49

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Prior to February 28, 2020, the maximum initial sales charge applicable was 3.0%, which is reflected in the average annual total return figures shown.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

Bloomberg Barclays 1-3 Year U.S. Govt/Credit Bond Index[4]	2.58%	4.94%	2.01%	1.66%
Bloomberg Barclays U.S. Aggregate Bond Index[5]	4.86	10.84	3.80	3.96
Morningstar US Fund Short-Term Bond Category[6]	–0.16	2.17	1.71	1.91

4.

The Bloomberg Barclays 1-3 Year U.S. Govt/Credit Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays 1-3 Year U.S. Govt/Credit Bond Index is a broad-based benchmark that measures the non-securitized component of the US Aggregate Index. It includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities with 1 to 3 years to maturity. Results assume reinvestment of all income.

5.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

6.

The Morningstar Short-term Bond Category Average is representative of funds that invest primarily in corporate and other investment-grade U.S. fixed-income issues and typically have durations of 1.0 to 3.5 years. These portfolios are attractive to fairly conservative investors, because they are less sensitive to interest rates than portfolios with longer durations. Morningstar calculates monthly breakpoints using the effective duration of the Morningstar Core Bond Index in determining duration assignment. Short-term is defined as 25% to 75% of the three-year average effective duration of the MCBI. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The Fund’s primary index prior to December 5, 2019 was the Bloomberg Barclay’s Aggregate Bond Index. ICG please add the definition for this index.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Short Term Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Short Term Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2019, to April 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2019, to April 30, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/19	Ending Account Value (Based on Actual Returns and Expenses) 4/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$982.90	$3.50	$1,021.33	$3.57	0.71%

Investor Class Shares	$1,000.00	$981.70	$4.53	$1,020.29	$4.62	0.92%

Class I Shares	$1,000.00	$983.20	$1.97	$1,022.87	$2.01	0.40%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of April 30, 2020 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Issuers Held as of April 30, 2020 (excluding short-term investments) (Unaudited)

1.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 1.10%–1.50%, due 4/6/23–4/23/25

2.	Sequoia Mortgage Trust, 3.00%–3.50%, due 10/25/47–4/25/50

3.	JP Morgan Mortgage Trust, 1.437%, due 5/25/49–8/25/49

4.	Federal Farm Credit Banks, 0.375%–1.89%, due 1/28/22–3/4/26

5.	HSBC Holdings PLC, 2.292%–4.25%, due 5/18/21–8/18/25
6.	BX Commercial Mortgage Trust, 1.734%–2.114%, due 4/15/34–10/15/36

7.	Mizuho Financial Group, Inc., 1.623%–2.309%, due 9/13/23–5/25/24

8.	Credit Suisse A.G., 2.80%, due 4/8/22

9.	Goldman Sachs Group, Inc., 3.625%, due 2/20/24

10.	KeyBank N.A., 1.25%, due 3/10/23

8	MainStay Short Term Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Kenneth Sommer and AJ Rzad, CFA, of NYL Investors LLC, the Fund’s Subadvisor.

How did MainStay Short Term Bond Fund perform relative to its benchmark and peer group during the six months ended April 30, 2020?

For the six months ended April 30, 2020, Class I shares of MainStay Short Term Bond Fund returned –1.68%, underperforming the 2.58% return of the Fund’s primary benchmark, the Bloomberg Barclays 1–3 Year U.S. Government/Credit Bond Index. Over the same period, Class I shares underperformed the 4.86% return of the Bloomberg Barclays U.S. Aggregate Bond Index, which was the Fund’s primary benchmark, prior to December 5, 2019, and the –0.16% return of the Morningstar U.S. Fund Short-Term Bond Category Average.1

Were there any changes to the Fund during the reporting period?

Effective December 5, 2019, MainStay Indexed Bond Fund was renamed MainStay Short Term Bond Fund and the Fund’s investment objective, principal investment strategies, investment process and primary benchmark were modified, among other changes. For more information about these and other changes, refer to the supplement dated October 4, 2019.

During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?

MainStay Short Term Bond Fund

During the reporting period, the Fund’s performance was materially impacted by the coronavirus pandemic. During the month of March, option-adjusted spreads2 on risk assets moved drastically wider as the virus spread throughout the United States, undermining the relative performance of the Fund’s overweight positions in corporates, commercial mortgage-backed securities, and mortgage-backed securities compared to matched-duration U.S. Treasury bonds. The Fund’s overweight position in asset-backed securities, primarily the floating-rate sub-component, also detracted from performance during the period.

From a liquidity perspective, the last three months of the reporting period proved to be a challenging environment for all fixed income investors, particularly those with shorter duration mandates. As investors flocked to the relative safety of cash and/or Treasury holdings, portfolio redemptions resulted in forced selling across the shorter duration corporate landscape. This led to wider bid-ask spreads and a more difficult environment in which to transact. While the Federal Reserve’s heavy-handed response opened the primary market, secondary liquidity remained challenging through April 30, 2020.

What factors affected the Fund’s relative performance during the reporting period?

MainStay Indexed Bond Fund

From November 1, 2019, through December 4, 2019, the Fund was managed as an indexed fund. As such, the Fund’s strategy was to match the benchmark rather than exceed it.

MainStay Short Term Bond Fund

The Fund was managed as MainStay Short Term Bond Fund from December 5, 2019, through April 30, 2020. During this portion of the reporting period, the Fund held overweight positions in U.S. government agencies, corporates, asset-backed securities and commercial mortgage-backed securities. To facilitate these overweight positions, the Fund maintained an underweight position in the U.S. Treasury sector. Option-adjusted spreads on the Bloomberg Barclays 1–3 Year U.S. Government/Credit Bond Index started the reporting period at 11 basis points over matched duration U.S. Treasury securities. (A basis point is one one-hundredth of a percentage point.) Toward the end of the reporting period, spreads moved 82 basis points wider as volatility spiked due to the coronavirus pandemic. The drastic widening in option-adjusted spreads caused the Fund’s overweight positions to underperform matched duration U.S. Treasury securities. The corporate sector was the worst performing sector during the reporting period. Overweight positions relative to the benchmark in commercial mortgage-backed securities and mortgage-backed securities further detracted from relative performance, as did the Fund’s overweight exposure to asset-backed securities, primarily the floating rate subsector. The Fund’s commercial paper allocation was accretive to performance during the reporting period.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

MainStay Indexed Bond Fund

During the portion of the reporting period in which the Fund was managed as MainStay Indexed Bond Fund, U.S. Treasury futures were used to reduce variations between the Fund and its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. These trades reduced tracking error for the Fund and its benchmark.

MainStay Short Term Bond Fund

During the portion of the reporting period in which the Fund was managed as MainStay Short Term Bond Fund, the use of

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

9

derivatives was limited to interest rate derivatives designed to keep the duration3 of the Fund in line with our target duration. Interest rate derivatives had a positive impact on performance during this portion of the reporting period.

What was the Fund’s duration strategy during the reporting period?

MainStay Indexed Bond Fund

During the portion of the reporting period in which the Fund was managed as MainStay Indexed Bond Fund, the Fund maintained a passive strategy that attempted to replicate the duration of its benchmark. The Fund’s duration strategy had a neutral impact on performance during this portion of the reporting period. As of December 4, 2019, the Fund’s duration was approximately 5.93 years compared to a duration of 5.88 years for the Bloomberg Barclays U.S. Aggregate Bond Index.

MainStay Short Term Bond Fund

During the portion of the reporting period in which the Fund was managed as MainStay Short Term Bond Fund, the Fund maintained a duration that was relatively close to the duration of the Bloomberg Barclays 1–3 Year U.S. Government/Credit Bond Index. There was one occasion near the end of the reporting period in which the Fund maintained a duration shorter than the benchmark; this strategy had a negative impact on the Fund’s relative performance. As of April 30, 2020, the effective duration of the Fund was 1.91 years compared to a duration of 1.90 years for the Bloomberg Barclays 1–3 Year U.S. Government/Credit Bond Index.

During the reporting period, which credit-rating categories in which the Fund may principally invest were strong performers and which credit-rating categories were weak?

MainStay Indexed Bond Fund

During the portion of the reporting period in which the Fund was managed as MainStay Indexed Bond Fund, we witnessed lower quality securities outperform higher quality securities. Credit rated BBB produced the highest excess returns,4 followed by credit rated A. Credit rated AAA and AA underperformed all lower quality segments of the market.5

MainStay Short Term Bond Fund

During the portion of the reporting period in which the Fund was managed as MainStay Short Term Bond Fund, the Fund maintained overweight exposure relative to the Bloomberg Barclays 1–3 Year U.S. Government/Credit Bond Index among credits rated A and BBB, and underweight exposure to credits rated AAA. These duration positions detracted from performance relative to the benchmark.

During the reporting period, which market sectors made the strongest positive contributions to the Fund’s performance, and which market sectors detracted the most?

MainStay Indexed Bond Fund

During the portion of the reporting period in which the Fund was managed as MainStay Indexed Bond Fund, the U.S. corporate sector, led by long-end financials and industrials, produced the highest total return among all the asset classes in the Bloomberg Barclays U.S. Aggregate Bond Index. Most non-corporate subsectors produced negative total returns, with foreign agencies performing worst. Within securitized products, commercial mortgage-backed securities underperformed both mortgage-backed securities and asset-backed securities. U.S. government agency securities underperformed U.S. Treasury securities during this portion of the reporting period.

MainStay Short Term Bond Fund

During the portion of the reporting period in which the Fund was managed as MainStay Short Term Bond Fund, the U.S. Treasury sector made the strongest positive total return contribution to the Fund’s performance, with U.S. government agencies making the second strongest positive total return contribution and commercial paper positions making the third strongest positive total return contribution. (Contributions take weightings and total returns into account.) The asset-backed securities sector, driven primarily by the floating rate component, detracted the most from the Fund’s total returns. The corporate sector was the next-worst performer followed by commercial mortgage-backed securities. Within corporates, the industrial subsector detracted the most, followed by utilities and financials.

3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

4.

The expression “excess return” may refer to the return that a security or portfolio provides above (or below) an investment with the lowest perceived risk, such as comparable U.S. Treasury securities. The expression may also refer to the return that a security or portfolio provides above (or below) an index or other benchmark.

5.

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

10	MainStay Short Term Bond Fund

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

MainStay Indexed Bond Fund

During the portion of the reporting period in which the Fund was managed as MainStay Indexed Bond Fund, it was managed as an indexed fund. As such, the Fund’s strategy during this time was to match the benchmark rather than exceed it.

MainStay Short Term Bond Fund

During the portion of the reporting period in which the Fund was managed as MainStay Short Term Bond Fund, the Fund maintained overweight exposure compared to the Bloomberg Barclays 1–3 Year U.S. Government/Credit Bond Index to the industrials and financials subsectors, both of which detracted from the Fund’s relative performance. Among industrials, holdings in the energy and consumer cyclical subsectors were particularly weak, with bonds issued by Ford Motor Credit, Occidental Petroleum and General Motors Financial among the Fund’s worst performers. Among financials, overweight exposure to REITs and banks had the most negative impact on the Fund’s relative performance, particularly holdings in Vereit Operating Partnership, Citigroup and Mizuho Financial. Securitized product holdings also detracted from relative performance. Conversely, the Fund’s relatively underweight exposure to the sovereign, supranational and foreign agency subsectors proved accretive to performance, as did security selection in the electric subsector of utilities.

How did the Fund’s sector weightings change during the reporting period?

MainStay Indexed Bond Fund

MainStay Indexed Bond Fund was managed as an indexed fund. Therefore, the Fund’s sector weightings changed only as a function of their relative performance during the portion of the reporting period in which the Fund was managed as an indexed fund.

MainStay Short Term Bond Fund

During the portion of the reporting period in which the Fund was managed MainStay Short Term Bond Fund, the Fund held overweight exposure to the industrial and financial subsectors within the corporate sector. In the first quarter of 2020, we increased the Fund’s exposure to the investment-grade corporate sector. During the month of March, volatility increased significantly and credit spreads widened to levels not seen since the financial crisis in 2008. As the Federal Reserve Board (“Fed”) announced multiple measures to improve liquidity, companies issued a record amount of debt. We increased the Fund’s exposure to the industrials and financials subsectors, primarily by participating in new issues. We also used the increase in market volatility during the month of March to add to the Fund’s callable U.S. government agency exposure, as the uptick in volatility increased the yield being offered on the callable structures, making them an attractive investment compared to other asset classes, in our opinion.

Throughout the reporting period, we made several changes to the Fund’s positioning within the securitized products sector. We increased the Fund’s allocation to AAA-rated non-agency mortgage-backed securities due to attractive valuations compared to consumer asset-backed securities and Agency mortgage-backed securities. Towards the middle of the reporting period, we increased the Fund’s allocation to non-agency commercial mortgage-backed securities as we saw some opportunities in floating rate commercial mortgage-backed securities that appeared to offer similar relative value to collateralized loan obligations while enhancing portfolio diversification. We also increased the Fund’s allocation to asset-backed securities, primarily through purchases of AAA-rated collateralized loan obligations, which remained one of our highest conviction sectors in terms of relative value within investment-grade fixed income. We decreased the Fund’s weighting to the U.S. Treasury sector as valuations within some other asset classes became more attractive.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2020, the Fund held its most significantly overweight exposure relative to the Bloomberg Barclays 1–3 Year U.S. Government/Credit Bond Index in corporate bonds. Within the corporate sector, the Fund was overweight in financials and industrials. The Fund also held overweight positions in asset-backed securities, commercial mortgage-backed securities, mortgage-backed securities and U.S. government agencies. As of the same date, the Fund held relatively underweight positions in the sovereign, supranational, foreign agency and foreign local government sectors, as well as in U.S. Treasury securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments April 30, 2020 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 97.4%† Asset-Backed Securities 14.4%
Automobile 1.0%
Ford Credit Floorplan Master Owner Trust Series 2017-2, Class A1 2.16%, due 9/15/22	$1,250,000	$1,241,002

Other Asset-Backed Securities 13.4%
Apidos CLO XXXII Series 2019-32A, Class A1 3.003% (3 Month LIBOR + 1.32%), due 1/20/33 (a)(b)	1,500,000	1,477,566
ARES CLO, Ltd. Series 2015-38A, Class BR 2.535%, due 4/20/30 (a)	1,500,000	1,384,720
Ares XXXIV CLO, Ltd. Series 2015-2A, Class AR2 2.026% (3 Month LIBOR + 1.25%), due 4/17/33 (a)(b)	500,000	482,393
Betony CLO 2, Ltd. Series 2018-1A, Class A1 2.85% (3 Month LIBOR + 1.08%), due 4/30/31 (a)(b)	1,590,000	1,522,204
DB Master Finance LLC Series 2017-1A, Class A2I 3.629%, due 11/20/47 (a)	1,348,950	1,336,958
Dell Equipment Finance Trust Series 2020-1, Class A2 2.26%, due 6/22/22 (a)	300,000	299,940
Dryden CLO, Ltd. Series 2018-57A, Class A 2.702% (3 Month LIBOR + 1.01%), due 5/15/31 (a)(b)	1,490,000	1,430,586
Galaxy XV CLO, Ltd. Series 2013-15A, Classs AR 2.419% (3 Month LIBOR + 1.20%), due 10/15/30 (a)(b)	1,000,000	954,259
MVW Owner Trust Series 2017-1A, Class A 2.42%, due 12/20/34 (a)	77,879	74,796
Neuberger Berman CLO XIV, Ltd. (a)(b)
Series 2013-14A, Class AR2 1.917% (3 Month LIBOR + 1.03%), due 1/28/30	500,000	486,312
Series 2013-14A, Class AR2 2.387% (3 Month LIBOR + 1.50%), due 1/28/30	1,000,000	932,238
Orange Lake Timeshare Trust Series 2018-A, Class A 3.10%, due 11/8/30 (a)	998,807	961,599

	Principal Amount	Value
Other Asset-Backed Securities (continued)
Palmer Square CLO, Ltd. (a)(b)
Series-2015-2A, Class A1R2 2.235% (3 Month LIBOR + 1.10%), due 7/20/30	$500,000	$482,747
Series-2015-2A, Class A2R2 2.685% (3 Month LIBOR + 1.55%), due 7/20/30	1,000,000	930,115
Regatta VI Funding, Ltd. Series 2016-1A, Class BR 2.585% (3 Month LIBOR + 1.45%), due 7/20/28 (a)(b)	2,000,000	1,898,270
Venture XXVI CLO, Ltd. Series 2017-26A, Class A 2.585% (3 Month LIBOR + 1.45%), due 1/20/29 (a)(b)	1,000,000	962,801
Voya CLO, Ltd. Series 2019-1A, Class AR 2.769% (3 Month LIBOR + 1.55%), due 4/15/31 (a)(b)	1,000,000	918,163

		16,535,667

Total Asset-Backed Securities (Cost $18,533,173)		17,776,669

Corporate Bonds 63.5%
Advertising 0.3%
Interpublic Group of Cos., Inc. 3.50%, due 10/1/20	375,000	377,411

Aerospace & Defense 0.9%
Boeing Co.
2.70%, due 5/1/22	825,000	800,219
4.508%, due 5/1/23	300,000	301,254

		1,101,473

Apparel 0.5%
VF Corp. 2.05%, due 4/23/22	575,000	581,078

Auto Manufacturers 6.8%
American Honda Finance Corp. 2.40%, due 6/27/24	1,350,000	1,354,402
BMW U.S. Capital LLC 3.45%, due 4/12/23 (a)	1,400,000	1,444,201
Daimler Finance North America LLC 2.592% (3 Month LIBOR + 0.90%), due 2/15/22 (a)(b)	1,260,000	1,193,157
Ford Motor Credit Co. LLC
3.087%, due 1/9/23	550,000	494,828
3.664%, due 9/8/24	1,200,000	1,029,000
General Motors Financial Co., Inc. 3.70%, due 5/9/23	1,075,000	1,031,422

12	MainStay Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Auto Manufacturers (continued)
Harley-Davidson Financial Services, Inc. 2.196% (3 Month LIBOR + 0.50%), due 5/21/20 (a)(b)	$1,140,000	$1,139,952
Volkswagen Group of America Finance LLC 2.064% (3 Month LIBOR + 0.86%), due 9/24/21 (a)(b)	750,000	728,596

		8,415,558

Auto Parts & Equipment 0.6%
Aptiv Corp. 4.15%, due 3/15/24	750,000	762,919

Banks 24.9%
Bank of America Corp. 4.20%, due 8/26/24	1,025,000	1,109,045
Bank of Montreal 3.30%, due 2/5/24	1,450,000	1,531,017
Bank of Nova Scotia 3.40%, due 2/11/24	750,000	797,929
BNP Paribas S.A. 4.25%, due 10/15/24	1,225,000	1,309,317
Citigroup, Inc. 3.75%, due 6/16/24	1,800,000	1,923,911
Credit Agricole S.A. 3.375%, due 1/10/22 (a)	925,000	944,075
Credit Suisse A.G. 2.80%, due 4/8/22	2,000,000	2,047,405
Fifth Third Bancorp 1.625%, due 5/5/23	550,000	550,348
Goldman Sachs Group, Inc. 3.625%, due 2/20/24	1,900,000	2,012,652
HSBC Holdings PLC
2.292% (3 Month LIBOR + 0.60%), due 5/18/21 (b)	600,000	599,961
4.25%, due 8/18/25	1,600,000	1,705,160
JPMorgan Chase & Co. 3.875%, due 2/1/24	1,800,000	1,955,298
KeyBank N.A. 1.25%, due 3/10/23	2,000,000	2,001,218
Lloyds Bank PLC 3.30%, due 5/7/21	500,000	510,427
Mizuho Financial Group, Inc. (b)
1.623% (3 Month LIBOR + 0.85%), due 9/13/23	750,000	724,266
2.309% (3 Month LIBOR + 0.63%), due 5/25/24	1,500,000	1,422,500
Morgan Stanley 4.10%, due 5/22/23	1,200,000	1,267,196
National Securities Clearing Corp. 1.20%, due 4/23/23 (a)	1,250,000	1,250,572

	Principal Amount	Value
Banks (continued)
PNC Bank N.A. 2.004% (3 Month LIBOR + 0.325%), due 2/24/23 (b)	$1,600,000	$1,560,341
Royal Bank of Canada 1.495% (3 Month LIBOR + 0.36%), due 1/17/23 (b)	1,300,000	1,268,704
Sumitomo Mitsui Financial Group, Inc. 2.696%, due 7/16/24	1,350,000	1,388,764
UBS A.G. 1.75%, due 4/21/22 (a)	575,000	577,428
Wells Fargo & Co. 3.45%, due 2/13/23	1,000,000	1,041,763
Westpac Banking Corp. 1.701% (3 Month LIBOR + 0.39%), due 1/13/23 (b)	1,375,000	1,355,614

		30,854,911

Beverages 0.7%
Keurig Dr. Pepper, Inc. 4.057%, due 5/25/23	800,000	857,616

Building Materials 0.2%
Carrier Global Corp. 1.923%, due 2/15/23 (a)	300,000	301,878

Chemicals 0.6%
DuPont de Nemours, Inc. 2.169%, due 5/1/23	725,000	729,837

Computers 0.8%
DXC Technology Co. 4.00%, due 4/15/23	200,000	200,452
Hewlett Packard Enterprise Co. 1.464% (3 Month LIBOR + 0.68%), due 3/12/21 (b)	750,000	742,937

		943,389

Diversified Financial Services 0.1%
USAA Capital Corp. 1.50%, due 5/1/23 (a)	150,000	151,233

Electronics 0.9%
Agilent Technologies, Inc. 3.875%, due 7/15/23	1,030,000	1,087,026

Food 0.7%
Conagra Brands, Inc. 3.20%, due 1/25/23	550,000	572,005
Mondelez International, Inc. 2.125%, due 4/13/23	250,000	254,469

		826,474

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Gas 0.8%
Dominion Energy Gas Holdings LLC 3.55%, due 11/1/23	$925,000	$969,494

Health Care—Services 0.8%
Laboratory Corp. of America Holdings 3.25%, due 9/1/24	900,000	969,478

Household Products & Wares 0.8%
Reckitt Benckiser Treasury Services PLC 1.764% (3 Month LIBOR + 0.56%), due 6/24/22 (a)(b)	1,025,000	1,005,246

Housewares 0.2%
Newell Brands, Inc. 4.35%, due 4/1/23	205,000	208,588

Insurance 1.1%
Aon PLC 3.50%, due 6/14/24	750,000	783,251
Metropolitan Life Global Funding I 3.60%, due 1/11/24 (a)	490,000	528,416

		1,311,667

Machinery—Diversified 0.5%
CNH Industrial N.V. 4.50%, due 8/15/23	660,000	675,767

Media 1.6%
Charter Communications Operating LLC / Charter Communications Operating Capital 4.50%, due 2/1/24	1,025,000	1,110,791
Discovery Communications LLC 3.80%, due 3/13/24	875,000	916,973

		2,027,764

Miscellaneous—Manufacturing 0.5%
Ingersoll-rand Global Holding Co., Ltd. 2.90%, due 2/21/21	600,000	606,285

Oil & Gas 2.3%
BP Capital Markets America, Inc. 3.216%, due 11/28/23	1,030,000	1,078,926
Marathon Petroleum Corp. 4.70%, due 5/1/25	400,000	402,736
Occidental Petroleum Corp.
2.684% (3 Month LIBOR + 0.95%), due 2/8/21 (b)	950,000	893,000
2.90%, due 8/15/24	570,000	427,500

		2,802,162

	Principal Amount	Value
Oil & Gas Services 0.8%
Schlumberger Holdings Corp. 3.75%, due 5/1/24 (a)	$1,050,000	$1,060,262

Pharmaceuticals 4.2%
Allergan Funding SCS 3.80%, due 3/15/25	380,000	405,639
AstraZeneca PLC 2.357% (3 Month LIBOR + 0.665%), due 8/17/23 (b)	2,000,000	1,957,263
Bayer U.S. Finance II LLC 3.875%, due 12/15/23 (a)	1,330,000	1,411,912
CVS Health Corp. 3.375%, due 8/12/24	1,320,000	1,406,257

		5,181,071

Pipelines 3.1%
Energy Transfer Partners, L.P. / Regency Energy Finance Corp. 5.875%, due 3/1/22	1,050,000	1,067,687
Kinder Morgan Energy Partners, L.P. 4.15%, due 2/1/24	1,050,000	1,102,408
MPLX, L.P. 1.899% (3 Month LIBOR + 0.90%), due 9/9/21 (b)	375,000	352,797
Phillips 66 Partners, L.P. 2.45%, due 12/15/24	550,000	529,014
Plains All American Pipeline L.P. / PAA Finance Corp. 3.85%, due 10/15/23	775,000	740,362

		3,792,268

Real Estate Investment Trusts 5.5%
Alexandria Real Estate Equities, Inc. 3.90%, due 6/15/23	1,030,000	1,095,450
American Campus Communities Operating Partnership, L.P. 3.30%, due 7/15/26	1,100,000	1,086,088
Healthpeak Properties, Inc. 4.20%, due 3/1/24	1,050,000	1,078,841
National Retail Properties, Inc. 3.90%, due 6/15/24	1,350,000	1,376,791
Regency Centers, L.P. 3.90%, due 11/1/25	1,000,000	1,029,426
VEREIT Operating Partnership, L.P. 4.60%, due 2/6/24	850,000	847,168
Weyerhaeuser Co. 4.70%, due 3/15/21	350,000	362,268

		6,876,032

Semiconductors 0.4%
NXP BV / NXP Funding LLC / NXP U.S.A., Inc. 2.70%, due 5/1/25 (a)	550,000	556,101

14	MainStay Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Software 1.5%
Fidelity National Information Services, Inc. 3.875%, due 6/5/24	$800,000	$859,914
Fiserv, Inc. 2.75%, due 7/1/24	950,000	993,941

		1,853,855

Telecommunications 1.4%
AT&T Inc. 3.55%, due 6/1/24	1,600,000	1,697,199

Total Corporate Bonds (Cost $79,402,042)		78,584,042

Mortgage-Backed Securities 11.4%
Agency Collateral (Collateralized Mortgage Obligation) 0.8%
Government National Mortgage Association REMIC, Series 2011-128, Class TF 1.244% (1 Month LIBOR + 0.45%), due 5/16/41 (b)	1,003,058	997,087

Agency Collateral PAC CMO 0.3%
Federal Home Loan Mortgage Corporation REMIC, Series 4754, Class FM 1.114% (1 Month LIBOR + 0.30%), due 2/15/48 (b)	296,886	294,105

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 3.0%
BX Commercial Mortgage Trust (a)(b)
Series 2019-XL, Class A 1.734% (1 Month LIBOR + 0.92%), due 10/15/36	1,720,676	1,677,412
Series 2019-IMC, Class A 1.814% (1 Month LIBOR + 1.00%), due 4/15/34	500,000	454,451
Series 2019-IMC, Class B 2.114% (1 Month LIBOR + 1.30%), due 4/15/34	175,000	154,906
CAMB Commercial Mortgage Trust Series 2019-LIFE, Class A 1.884% (1 Month LIBOR + 1.07%), due 12/15/37 (a)(b)	1,500,000	1,444,205

		3,730,974

Whole Loan (Collateralized Mortgage Obligations) 7.3%
COLT Mortgage Loan Trust Series 2019-3, Class A1 2.764%, due 8/25/49 (a)(c)	1,222,352	1,213,127
JP Morgan Mortgage Trust (a)(b)
Series 2019-1, Class A11 1.437% (1 Month LIBOR + 0.95%), due 5/25/49	1,617,982	1,573,708

	Principal Amount	Value
Whole Loan (Collateralized Mortgage Obligations) (continued)
JP Morgan Mortgage Trust (a)(b) (continued)
Series 2019-2, Class A11 1.437% (1 Month LIBOR + 0.95%), due 8/25/49	$1,210,836	$1,204,145
New Residential Mortgage Loan Trust Series 2020-NQM1, Class A1 2.464%, due 1/26/60 (a)(c)	295,186	285,164
Sequoia Mortgage Trust (a)(c)
Series 2020-3, Class A1 3.00%, due 4/25/50	1,476,308	1,497,302
Series 2017-7, Class A4 3.50%, due 10/25/47	1,248,477	1,271,607
Series 2020-1, Class A1 3.50%, due 2/25/50	509,838	517,051
Series 2020-2, Class A1 3.50%, due 3/25/50	1,472,828	1,495,123

		9,057,227

Total Mortgage-Backed Securities (Cost $14,340,927)		14,079,393

U.S. Government & Federal Agencies 8.1%
Federal Farm Credit Bank 3.1%
0.375%, due 4/8/22	1,175,000	1,176,938
1.55%, due 1/28/22	725,000	740,631
1.89%, due 3/4/26	725,000	725,692
1.15%, due 4/9/25	1,200,000	1,196,747

		3,840,008

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 4.0%
1.10%, due 4/23/25	1,000,000	1,002,167
1.20%, due 4/6/23	1,250,000	1,250,940
1.30%, due 4/6/23	1,150,000	1,150,122
1.50%, due 3/26/25	450,000	450,166
1.50%, due 4/3/25	1,150,000	1,150,470

		5,003,865

United States Treasury Notes 1.0%
0.125%, due 4/30/22	1,200,000	1,198,453

Total U.S. Government & Federal Agencies (Cost $10,033,488)		10,042,326

Total Long-Term Bonds (Cost $122,309,630)		120,482,430

Short-Term Investments 4.7%
Commercial Papers 1.9% (d)
Nutrien, Ltd. 2.188%, due 6/9/20 (a)	1,200,000	1,197,205
Toyota Motor Credit Corp. 2.059%, due 1/4/21	1,200,000	1,185,890

Total Commercial Papers (Cost $2,380,672)		2,383,095

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Short-Term Investments (continued)
Repurchase Agreement 2.8%
RBC Capital Markets 0.02%, dated 4/30/20 due 5/1/20 Proceeds at Maturity $3,495,002 (Collateralized by United States Treasury Notes with a rates between 0.13% and 2.88% and a maturity dates between 4/15/21 and 11/15/27 with a Principal Amount of $3,247,400 and a Market Value of $3,564,906)	$3,495,000	$3,495,000

Total Repurchase Agreement (Cost $3,495,000)		3,495,000

Total Short-Term Investments (Cost $5,875,672)		5,878,095

Total Investments (Cost $128,185,302)	102.1%	126,360,525
Other Assets, Less Liabilities	(2.1)	(2,597,522)
Net Assets	100.0%	$123,763,003
†	Percentages indicated are based on Fund net assets.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate - Rate shown was the rate in effect as of April 30, 2020.

(c)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of April 30, 2020.

(d)	Interest rate shown represents yield to maturity.

Futures Contracts

As of April 30, 2020, the Portfolio held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]

Long Contracts
2-Year United States Treasury Note	207	June 2020	$45,082,132	$45,628,945	$546,813

Total Long Contracts					546,813

Short Contracts
10-Year United States Treasury Note	(8)	June 2020	(1,061,175)	(1,112,500)	(51,325)
10-Year United States Treasury Ultra Note	(1)	June 2020	(155,545)	(157,031)	(1,486)
5-Year United States Treasury Note	(145)	June 2020	(17,587,801)	(18,195,234)	(607,433)
United States Treasury Ultra Bond	(2)	June 2020	(439,121)	(449,562)	(10,441)

Total Short Contracts					(670,685)

Net Unrealized Depreciation					$(123,872)

1.	As of April 30, 2020, cash in the amount of $114,202 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2020.

The following abbreviations are used in the preceding pages:

LIBOR—London Interbank Offered Rate

REMIC—Real Estate Mortgage Investment Conduit

16	MainStay Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2020, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$17,776,669	$—	$17,776,669
Corporate Bonds	—	78,584,042	—	78,584,042
Mortgage-Backed Securities	—	14,079,393	—	14,079,393
U.S. Government & Federal Agencies	—	10,042,326	—	10,042,326

Total Long-Term Bonds	—	120,482,430	—	120,482,430

Short-Term Investments
Commercial Papers	—	2,383,095	—	2,383,095
Repurchase Agreement	—	3,495,000	—	3,495,000

Total Short-Term Investments	—	5,878,095	—	5,878,095

Total Investments in Securities	—	126,360,525	—	126,360,525

Other Financial Instruments
Futures Contracts (b)	546,813	—	—	546,813

Total Investments in Securities and Other Financial Instruments	$546,813	$126,360,525	$—	$126,907,338

Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$(670,685)	$—	$—	$(670,685)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Assets and Liabilities as of April 30, 2020 (Unaudited)

Assets
Investment in securities, at value (identified cost $128,185,302)	$126,360,525
Cash collateral on deposit at broker for futures contracts	114,202
Cash	681
Receivables:
Interest	669,195
Investment securities sold	299,544
Fund shares sold	18,859
Variation margin on futures contracts	10,349
Other assets	35,299

Total assets	127,508,654

Liabilities
Payables:
Investment securities purchased	3,622,609
Professional fees	43,184
Fund shares redeemed	20,040
Manager (See Note 3)	14,419
Shareholder communication	12,374
Transfer agent (See Note 3)	11,088
Custodian	7,617
NYLIFE Distributors (See Note 3)	6,753
Trustees	1,334
Accrued expenses	3,882
Dividend payable	2,351

Total liabilities	3,745,651

Net assets	$123,763,003

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$11,897
Additional paid-in capital	115,725,438

115,737,335
Total distributable earnings (loss)	8,025,668

Net assets	$123,763,003

Class A
Net assets applicable to outstanding shares	$30,994,123

Shares of beneficial interest outstanding	2,982,364

Net asset value per share outstanding	$10.39
Maximum sales charge (3.00% of offering price)	0.32

Maximum offering price per share outstanding	$10.71

Investor Class
Net assets applicable to outstanding shares	$3,493,443

Shares of beneficial interest outstanding	333,999

Net asset value per share outstanding	$10.46
Maximum sales charge (3.00% of offering price)	0.32

Maximum offering price per share outstanding	$10.78

Class I
Net assets applicable to outstanding shares	$89,275,437

Shares of beneficial interest outstanding	8,580,892

Net asset value and offering price per share outstanding	$10.40

18	MainStay Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Interest	$1,475,743
Dividends	43,129
Securities lending	768

Total income	1,519,640

Expenses
Manager (See Note 3)	156,746
Professional fees	40,851
Distribution/Service—Class A (See Note 3)	32,747
Distribution/Service—Investor Class (See Note 3)	4,127
Transfer agent (See Note 3)	33,336
Registration	28,998
Custodian	26,330
Shareholder communication	9,797
Trustees	2,126
Miscellaneous	8,524

Total expenses before waiver/reimbursement	343,582
Expense waiver/reimbursement from Manager (See Note 3)	(43,121)

Net expenses	300,461

Net investment income (loss)	1,219,179

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	11,226,453
Futures transactions	(424,392)

Net realized gain (loss) on investments and futures transactions	10,802,061

Net change in unrealized appreciation (depreciation) on:
Investments	(15,387,341)
Futures contracts	25,113

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(15,362,228)

Net realized and unrealized gain (loss) on investments and futures transactions	(4,560,167)

Net increase (decrease) in net assets resulting from operations	$(3,340,988)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statements of Changes in Net Assets

for the six months ended April 30, 2020 (Unaudited) and the year ended October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,219,179	$7,867,811
Net realized gain (loss) on investments and futures transactions	10,802,061	2,567,242
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(15,362,228)	19,265,893

Net increase (decrease) in net assets resulting from operations	(3,340,988)	29,700,946

Distributions to shareholders:
Class A	(768,498)	(488,355)
Investor Class	(97,244)	(69,074)
Class I	(2,570,375)	(7,301,040)

Total distributions to shareholders	(3,436,117)	(7,858,469)

Capital share transactions:
Net proceeds from sale of shares	73,673,380	119,650,475
Net asset value of shares issued to shareholders in reinvestment of distributions	3,406,746	7,832,437
Cost of shares redeemed	(264,154,472)	(137,283,689)

Increase (decrease) in net assets derived from capital share transactions	(187,074,346)	(9,800,777)

Net increase (decrease) in net assets	(193,851,451)	12,041,700

Net Assets
Beginning of period	317,614,454	305,572,754

End of period	$123,763,003	$317,614,454

20	MainStay Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class A	2020*		2019	2018	2017	2016		2015

Net asset value at beginning of period	$10.91		$10.09	$10.66	$11.01	$10.99		$11.12

Net investment income (loss)	0.13		0.27	0.24	0.23	0.23		0.23

Net realized and unrealized gain (loss) on investments	(0.32)		0.82	(0.54)	(0.22)	0.14		(0.08)

Total from investment operations	(0.19)		1.09	(0.30)	0.01	0.37		0.15

Less distributions:

From net investment income	(0.11)		(0.27)	(0.24)	(0.23)	(0.24)		(0.25)

From net realized gain on investments	(0.22)		—	(0.03)	(0.13)	(0.11)		(0.03)

Total distributions	(0.33)		(0.27)	(0.27)	(0.36)	(0.35)		(0.28)

Net asset value at end of period	$10.39		$10.91	$10.09	$10.66	$11.01		$10.99

Total investment return (a)	(1.71%)		10.77%	(2.82%)	0.23%	3.50%		1.34%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.68	% ††	2.50%	2.26%	2.13%	2.09	%(b)	2.00%

Net expenses (c)	0.71	% ††	0.60%	0.63%	0.71%	0.67	%(d)	0.74%

Expenses (before waiver/reimbursement) (c)	0.74	% ††	0.60%	0.63%	0.71%	0.67%		0.74%

Portfolio turnover rate (e)	163%		75%	103%	89%	89%		155%

Net assets at end of period (in 000’s)	$30,994		$23,771	$17,506	$22,258	$36,822		$38,662

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	Without the custody fee reimbursement, net investment income (loss) would have been 2.01%.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Without the custody fee reimbursement, net expenses would have been 0.75%.
(e)

The portfolio turnover rates not including mortgage dollar rolls were 161%, 72%, 72%, 82%, 76% and 90% for the six months ended April 30, 2020 and for the years ended October 31, 2019, 2018, 2017, 2016 and 2015, respectively.

	Six months ended April 30,		Year ended October 31,

Investor Class	2020*		2019	2018	2017	2016		2015

Net asset value at beginning of period	$10.97		$10.15	$10.71	$11.06	$11.04		$11.17

Net investment income (loss)	0.12		0.23	0.21	0.22	0.21		0.21

Net realized and unrealized gain (loss) on investments	(0.31)		0.82	(0.53)	(0.23)	0.14		(0.08)

Total from investment operations	(0.19)		1.05	(0.32)	(0.01)	0.35		0.13

Less distributions:

From net investment income	(0.10)		(0.23)	(0.21)	(0.21)	(0.22)		(0.23)

From net realized gain on investments	(0.22)		—	(0.03)	(0.13)	(0.11)		(0.03)

Total distributions	(0.32)		(0.23)	(0.24)	(0.34)	(0.33)		(0.26)

Net asset value at end of period	$10.46		$10.97	$10.15	$10.71	$11.06		$11.04

Total investment return (a)	(1.83%)		10.46%	(2.99%)	(0.01%)	3.31%		1.16%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.49	% ††	2.18%	1.98%	1.92%	1.92	%(b)	1.82%

Net expenses (c)	0.92	% ††	0.92%	0.92%	0.92%	0.84	%(d)	0.92%

Expenses (before waiver/reimbursement) (c)	1.23	% ††	1.12%	1.13%	0.98%	0.98%		0.98%

Portfolio turnover rate (e)	163%		75%	103%	89%	89%		155%

Net assets at end of period (in 000’s)	$3,494		$3,433	$2,850	$3,094	$5,381		$4,617

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	Without the custody fee reimbursement, net investment income (loss) would have been 1.84%.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Without the custody fee reimbursement, net expenses would have been 0.92%.
(e)

The portfolio turnover rates not including mortgage dollar rolls were 161%, 72%, 72%, 82%, 76% and 90% for the six months ended April 30, 2020 and for the years ended October 31, 2019, 2018, 2017, 2016 and 2015 respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class I	2020*		2019	2018	2017	2016		2015

Net asset value at beginning of period	$10.92		$10.10	$10.67	$11.02	$11.00		$11.13

Net investment income (loss)	0.11		0.29	0.25	0.28	0.27		0.26

Net realized and unrealized gain (loss) on investments	(0.29)		0.82	(0.52)	(0.23)	0.14		(0.08)

Total from investment operations	(0.18)		1.11	(0.27)	0.05	0.41		0.18

Less distributions:

From net investment income	(0.12)		(0.29)	(0.27)	(0.27)	(0.28)		(0.28)

From net realized gain on investments	(0.22)		—	(0.03)	(0.13)	(0.11)		(0.03)

Total distributions	(0.34)		(0.29)	(0.30)	(0.40)	(0.39)		(0.31)

Net asset value at end of period	$10.40		$10.92	$10.10	$10.67	$11.02		$11.00

Total investment return (a)	(1.68%)		11.14%	(2.57%)	0.53%	3.86%		1.69%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.03	% ††	2.77%	2.58%	2.44%	2.43	%(b)	2.33%

Net expenses (c)	0.40	% ††	0.35%	0.37%	0.40%	0.32	%(d)	0.40%

Expenses (before waiver/reimbursement) (c)	0.47	% ††	0.35%	0.37%	0.46%	0.50%		0.49%

Portfolio turnover rate (e)	163%		75%	103%	89%	89%		155%

Net assets at end of period (in 000’s)	$89,275		$290,411	$285,216	$109,750	$195,784		$244,618

*	Unaudited.
††	Annualized.
(a)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b)	Without the custody fee reimbursement, net investment income (loss) would have been 2.35%.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Without the custody fee reimbursement, net expenses would have been 0.40%.
(e)

The portfolio turnover rates not including mortgage dollar rolls were 161%, 72%, 72%, 82%, 76% and 90% for the six months ended April 30, 2020 and for the years ended October 31, 2019, 2018, 2017, 2016 and 2015, respectively.

22	MainStay Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-one funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Short Term Bond Fund (formerly known as MainStay Indexed Bond Fund) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has four classes of shares registered for sale. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R6 shares were registered for sale effective as of February 28, 2017. As of April 30, 2020, Class R6 shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 0.50% may be imposed on certain redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. As disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class A and Investor Class shares are subject to a distribution and/or service fee. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income consistent with capital preservation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

23

Notes to Financial Statements (Unaudited) (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2020 is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2020, no securities held by the Fund were fair valued in such a manner.

Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day. Exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The

24	MainStay Short Term Bond Fund

valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income, realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in ETFs, which are subject to management fees and other fees that may cause the costs of investing in ETFs to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. Repurchase agreements as of April 30, 2020, are shown in the Portfolio of Investments.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course

25

Notes to Financial Statements (Unaudited) (continued)

of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. Open futures contracts held as of April 30, 2020, are shown in the Portfolio of Investments.

(I)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2020, the Fund did not have any portfolio securities on loan.

(K)  Debt Securities Risk.  Investments in the Fund are not guaranteed, even though some of the Fund’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Fund’s investment. If interest rates rise, less of the debt may be prepaid and the Fund may lose money. The Fund is subject to interest-rate risk and its holdings in bonds can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

The Fund may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic debt securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  LIBOR Replacement Risk.  The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the

26	MainStay Short Term Bond Fund

London Interbank Offered Rate (“LIBOR”), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(N)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities as well as help manage the duration and yield curve positioning of the portfolio.

Fair value of derivative instruments as of April 30, 2020:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$546,813	$546,813

Total Fair Value		$546,813	$546,813

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$(670,685)	$(670,685)

Total Fair Value		$(670,685)	$(670,685)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2020:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$(424,392)	$(424,392)

Total Realized Gain (Loss)		$(424,392)	$(424,392)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$25,113	$25,113

Total Change in Unrealized Appreciation (Depreciation)		$25,113	$25,113

27

Notes to Financial Statements (Unaudited) (continued)

Average Notional Amount

	Interest Rate Contracts Risk	Total

Futures Contracts Long	$34,819,064	$34,819,064
Futures Contracts Short	$(19,840,934)	$(19,840,934)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. NYL Investors LLC (“NYL Investors” or the “Subadvisor’’), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.25% up to $1 billion and 0.20% in excess of $1 billion. During the six-month period ended April 30, 2020, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.25%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 0.82%; Investor Class, 0.92%; and Class I, 0.40%. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the six-month period ended April 30, 2020, New York Life Investments earned fees from the Fund in the amount of $156,746 and waived its fees and/or reimbursed expenses in the amount of $43,121 and paid the Subadvisor in the amount of $56,813.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2020 were $4,952 and $401, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares during the six-month period ended April 30, 2020, of $2.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. Effective November 1, 2019, New York Life Investments contractually agreed to limit the transfer agency expenses charged to each of the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net

28	MainStay Short Term Bond Fund

assets on an annual basis (excluding small account fees) after deducting any other applicable expense cap reimbursements or transfer agency waivers. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2020, the Fund did not wave any expense above the maximum of 0.35% and transfer agent expenses incurred by the Fund were as follows:

Class	Expense	Waived

Class A	$5,730	$—
Investor Class	8,744	—
Class I	18,862	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of April 30, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$129,249,485	$672,394	$(3,561,354)	$(2,888,960)

The Fund utilized $ 1,021,511 of capital loss carryforwards during the year ended October 31, 2019.

During the year ended October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019

Distributions paid from:
Ordinary Income	$7,858,469

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2020, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2020, purchases and sales of U.S. government securities were $73,860 and $272,536, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $146,828 and $135,518, respectively.

29

Notes to Financial Statements (Unaudited) (continued)

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended April 30, 2020 and the year ended October 31, 2019, were as follows:

Class A	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	1,211,018	$12,653,882
Shares issued to shareholders in reinvestment of distributions	71,241	754,858
Shares redeemed	(500,894)	(5,212,938)

Net increase (decrease) in shares outstanding before conversion	781,365	8,195,802
Shares converted into Class A (See Note 1)	24,019	252,719
Shares converted from Class A (See Note 1)	(2,642)	(27,374)

Net increase (decrease)	802,742	$8,421,147

Year ended October 31, 2019:
Shares sold	889,253	$9,476,945
Shares issued to shareholders in reinvestment of distributions	45,055	476,236
Shares redeemed	(526,380)	(5,543,885)

Net increase (decrease) in shares outstanding before conversion	407,928	4,409,296
Shares converted into Class A (See Note 1)	47,384	507,755
Shares converted from Class A (See Note 1)	(10,638)	(113,035)

Net increase (decrease)	444,674	$4,804,016

Investor Class	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	76,085	$788,981
Shares issued to shareholders in reinvestment of distributions	8,946	95,496
Shares redeemed	(42,725)	(451,213)

Net increase (decrease) in shares outstanding before conversion	42,306	433,264
Shares converted into Investor Class (See Note 1)	2,625	27,374
Shares converted from Investor Class (See Note 1)	(23,878)	(252,719)

Net increase (decrease)	21,053	$207,919

Year ended October 31, 2019:
Shares sold	129,029	$1,382,272
Shares issued to shareholders in reinvestment of distributions	6,338	67,304
Shares redeemed	(66,786)	(714,737)

Net increase (decrease) in shares outstanding before conversion	68,581	734,839
Shares converted into Investor Class (See Note 1)	10,585	113,035
Shares converted from Investor Class (See Note 1)	(47,137)	(507,755)

Net increase (decrease)	32,029	$340,119

Class I	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	5,655,203	$60,230,517
Shares issued to shareholders in reinvestment of distributions	241,011	2,556,392
Shares redeemed	(23,917,560)	(258,490,321)

Net increase (decrease)	(18,021,346)	$(195,703,412)

Year ended October 31, 2019:
Shares sold	10,232,605	$108,791,258
Shares issued to shareholders in reinvestment of distributions	690,604	7,288,897
Shares redeemed	(12,560,727)	(131,025,067)

Net increase (decrease)	(1,637,518)	$(14,944,912)

Note 10–Recent Accounting Pronouncements

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework— Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of April 30, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2020, events and transactions subsequent to April 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19 is uncertain and could adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

30	MainStay Short Term Bond Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay Short Term Bond Fund (formerly known as MainStay Indexed Bond Fund) (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and NYL Investors in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or NYL Investors that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and NYL Investors in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and NYL Investors personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to the Fund’s shareholders.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and NYL Investors; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or NYL Investors. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and NYL Investors. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and NYL Investors resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders,

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and NYL Investors

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of NYL Investors, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of NYL Investors and ongoing analysis of, and interactions with, NYL Investors with respect to, among other things, the Fund’s investment performance and risks as well as NYL Investors’ investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).

The Board also examined the nature, extent and quality of the investment advisory services that NYL Investors provides to the Fund. The Board evaluated NYL Investors’ experience in serving as subadvisor to the Fund and advising other portfolios and NYL Investors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors, and New York Life Investments’ and NYL Investors’ overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments and NYL Investors believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by NYL Investors. The Board reviewed NYL Investors’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, generally placing greater emphasis on the Fund’s long-term performance track record. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment

32	MainStay Short Term Bond Fund

performance attributable to NYL Investors as well as discussions between the Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or NYL Investors had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and NYL Investors

The Board considered information provided by New York Life Investments and NYL Investors with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and NYL Investors and profits realized by New York Life Investments and its affiliates, including NYL Investors, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and NYL Investors and acknowledged that New York Life Investments and NYL Investors must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and NYL Investors to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that

New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and NYL Investors and their affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to NYL Investors is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds

33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s

Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past six years.

Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

34	MainStay Short Term Bond Fund

Discussion of the Operation and Effectiveness of the Fund’s Liquidity Risk

Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund’s liquidity risk. The Board of Trustees of MainStay Funds Trust (the “Board”) designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments and (iii) the Fund’s investment strategy continues to be appropriate for an open-end fund.

In accordance with the Program, the Fund’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

35

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

36	MainStay Short Term Bond Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay Short Term Bond Fund4

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund5

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund6

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund7

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund8

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.9

Brussels, Belgium

Candriam Luxembourg S.C.A.9

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC9

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC9

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective August 31, 2020, MainStay MacKay Infrastructure Bond Fund will be renamed MainStay MacKay U.S. Infrastructure Bond Fund.
4.	Formerly known as MainStay Indexed Bond Fund.
5.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
6.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
7.	Effective July 31, 2020, MainStay Growth Allocation Fund will be renamed MainStay Equity Allocation Fund.
8.	Effective July 31, 2020, MainStay Moderate Growth Allocation Fund will be named MainStay Growth Allocation Fund.
9.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1737120 MS086-20	MSSTB10-06/20 (NYLIM) NL228

MainStay MacKay California Tax Free Opportunities Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Financial markets experienced high levels of volatility in response to the spreading of a novel coronavirus, which causes the disease known as COVID-19, and a sharpening decline in global economic activity during the six months ended April 30, 2020.

After gaining ground during the first three and a half months of the reporting period, most broad stock and bond indices began to dip in late February as a growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crises; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment.

In the United States, with the number of reported U.S. COVID-19 cases continuing to rise, the Federal Reserve (“Fed”) cut interest rates twice and announced unlimited quantitative easing. In late March, the federal government declared a national emergency as unemployment claims increased by 22 million in a four-week period, and Congress passed and the President signed the CARES Act to provide a $2 trillion stimulus package, with the promise of further aid for consumers and businesses to come. Investors generally responded positively to the government’s fiscal and monetary measures, as well as prospects for a gradual lessening of restrictions on non-essential businesses. Accordingly, despite mounting signs of recession and rapidly rising unemployment levels, in April, markets regained some of the ground that they had lost in the previous month.

For the reporting period as a whole, U.S. equity indices produced broadly negative performance. Traditionally more volatile small- and mid-cap stocks were particularly hard hit, and value stocks tended to underperform their growth-oriented counterparts. The energy sector suffered the steepest declines due to weakening demand and an escalating petroleum price war between Saudi Arabia and Russia, the world’s second and third largest petroleum producers after the United States. Most other sectors sustained substantial, though milder losses.

The health care and information technology sectors, both of which rebounded strongly in April, generally ended the reporting period in positive territory. International equities followed patterns similar to those seen in the United States, with a decline in March followed by a partial recovery in April. Overall, however, U.S. stocks ended the reporting period with milder losses than those of most other developed and developing economies.

Fixed-income markets also experienced unusually high levels of volatility. Corporate bonds lost value in March before partly recovering in April, with speculative high-yield credit facing the brunt of risk-off investor sentiment. High-grade municipal bonds dipped briefly in mid-March before regaining most of the lost ground, outperforming lower-grade, higher-yielding municipal securities. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. At the opposite end of the fixed-income risk spectrum, emerging-market debt underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the curve of the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so that they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2020

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Since Inception	Gross Expense Ratio[2]

Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2013	–7.94 –3.60%	–4.15 0.36%	2.48 3.43%	2.96 3.62%	0.81 0.81%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2013	–7.95 –3.61	–4.17 0.34	2.45 3.40	2.89 3.55	0.83 0.83
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	2/28/2013	–4.77 –3.82	–0.89 0.09	3.12 3.12	3.29 3.29	1.08 1.08
Class I Shares	No Sales Charge		2/28/2013	–3.48	0.61	3.69	3.88	0.56
Class R6 Shares	No Sales Charge		11/1/2019	–3.47	N/A	N/A	–3.47	0.54

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception

Bloomberg Barclays California Municipal Bond Index[3]	–1.05%	2.65%	3.08%	3.21%
Morningstar Muni California Long Category Average[4]	–3.66	0.26	2.69	2.87

3.

The Bloomberg Barclays California Municipal Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays California Municipal Bond Index is a market-value-weighted index of California investment grade tax exempt fixed-rate municipal bonds with maturities of one year or more. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Morningstar Muni California Long Category Average is representative of funds that invest at least 80% of assets in California municipal debt. These portfolios have durations of more than 7.0 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay California Tax Free Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay California Tax Free Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2019, to April 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2019, to April 30, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/19	Ending Account Value (Based on Actual Returns and Expenses) 4/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$964.00	$3.66	$1,021.13	$3.77	0.75%

Investor Class Shares	$1,000.00	$963.90	$3.76	$1,021.03	$3.87	0.77%

Class C Shares	$1,000.00	$961.80	$4.98	$1,019.79	$5.12	1.02%

Class I Shares	$1,000.00	$965.20	$2.44	$1,022.38	$2.51	0.50%

Class R6 Shares	$1,000.00	$965.30	$2.39	$1,022.43	$2.46	0.49%

1

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

2	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of April 30, 2020 (Unaudited)

School District	21.7%

General	18.4

General Obligation	10.2

Airport	8.2

Water	6.6

Medical	5.7

Transportation	4.5

Power	3.7

Higher Education	3.6

Education	3.1

Development	2.0

Tobacco Settlement	2.0%

Utilities	1.6

Housing	1.5

Pollution	1.1

Multi-Family Housing	1.0

Nursing Homes	0.3

Mello-Roos	0.2

Other Assets, Less Liabilities	4.6

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Issuers Held as of April 30, 2020 (excluding short-term investment) (Unaudited)

1.	San Francisco City & County International Airports Commission, Revenue Bonds, 5.00%, due 5/1/27–5/1/45

2.	City of Los Angeles, Department of Airports, Los Angeles International Airport, Revenue Bonds, 5.00%–5.25%, due 5/15/25–5/15/48

3.	San Diego County Regional Transportation Commission, Revenue Bonds, 5.00%, due 4/1/38–4/1/48

4.	Sacramento Municipal Utility District, Revenue Bonds, 4.00%–5.00%, due 8/15/37–8/15/45

5.	Anaheim Public Financing Authority, Public Improvement Project, Revenue Bonds, 5.00%, due 9/1/26–9/1/28
6.	California State, Unlimited General Obligation, 5.00%, due 11/1/27–8/1/37

7.	Puerto Rico Sales Tax Financing Corp., Revenue Bonds, 4.329%–5.00%, due 7/1/34–7/1/58

8.	City of Long Beach Harbor, Revenue Bonds, 5.00%, due 5/15/36–5/15/44

9.	Vacaville Unified School District, Unlimited General Obligation, 4.00%–5.00%, due 8/1/26–8/1/45

10.	Orange County Local Transportation Authority, Revenue Bonds, 4.00%, due 2/15/38

8	MainStay MacKay California Tax Free Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer and Frances Lewis of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay California Tax Free Opportunities Fund perform relative to its benchmark and peer group during the six months ended April 30, 2020?

For the six months ended April 30, 2020, Class I shares of MainStay MacKay California Tax Free Opportunities Fund returned –3.48%, underperforming the –1.05% return of the Fund’s primary benchmark, the Bloomberg Barclays California Municipal Bond Index. Over the same period, Class I shares outperformed the –3.66% return of the Morningstar Muni California Long Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund underperformed the Bloomberg Barclays California Municipal Bond Index largely due to unfavorable security selections in the education, special tax and leasing sectors. Other detractors from relative performance included the Fund’s security selections among credits rated AAA and AA,2 and the Fund’s allocation to securities issued by U.S. territories.

During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?

The rapid expansion of the COVID-19 pandemic in March 2020 resulted in a significant risk-off reaction in global financial markets. The municipal bond market’s response to the crisis reflected the significant disruption the virus caused to our economy and the financial markets. In March and April, municipal volatility surged and credit spreads widened. The extreme volatility in the municipal market was primarily due to a liquidity squeeze exacerbated by a sharp repricing of credit risk. Market technical conditions were upended as investors in municipal bond mutual funds and exchange-traded funds sought to exit a market that offered little liquidity, resulting in severe price declines. During this time, yields of variable-rate demand notes spiked to over 9% and the new issue market was shut down. Credit spreads3 widened as market participants attempted to discount the impact of an abrupt shutdown of the U.S. economy. Notably, high-yield municipal bonds experienced extreme price swings exceeding 10 points in a day for some bonds. (A point represents one percent of a bond’s face value.) In our view, leveraged open-end mutual funds that were ill-prepared to meet shareholder redemptions contributed to municipal market volatility as they resorted to forced sales.

The pandemic produced a significant credit shift in the municipal market. With mandatory stay-at-home requirements and the closing of large segments of the economy, including travel, leisure and retail, the economic conditions of state and local governments and related entities came into question. Fortunately, the municipal market’s credit condition at the start of 2020 was at an all-time high as state governments had accumulated large reserves due to record tax revenues in the wake of the Great Recession of 2007-2009. Nevertheless, as of the end of the reporting period, we believe that several municipal “front-line” sectors, including infrastructure, hospitals, state and local governments and higher education, are likely to be the most immediately impacted by the pandemic-related economic slowdown. We expect the magnitude of the impact to be a function of the duration and the severity of the crisis, as well as the specific geographic location of the credits.

Since 2019, the MacKay Shields municipal bond management team has increased the Fund’s overall credit quality and added additional liquidity and cash reserves to offset short-term financial losses. As always, the team continues to assess the ability of each municipal issuer to manage through these times. We continue to believe there will be limited defaults in the municipal market, reflective of historical market trends.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

During the reporting period, the Fund used U.S. Treasury futures in an attempt to maintain a neutral duration relative to the Bloomberg Barclays California Municipal Bond Index. This hedge detracted from performance for the reporting period as rates rallied in April 2020.

What was the Fund’s duration4 strategy during the reporting period?

The Fund’s duration was targeted to remain in a neutral range relative to the municipal bonds in which the Fund can invest, as outlined in its prospectus. In addition to investment-grade California municipal bonds, the Fund may also invest in bonds of U.S. territories (Puerto Rico, Guam and the U.S. Virgin

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

4.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

Islands) and up to 20% of net assets in municipal securities rated below investment grade. As of April 30, 2020, the Fund’s modified duration to worst5 was 6.63 years while the benchmark’s modified duration to worst was 4.98 years.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, bonds in the local general, transportation and resource recovery positively contributed to the Fund’s performance relative to the Bloomberg Barclays California Municipal Bond Index. (Contributions take weightings and total returns into account.) Conversely, selection within the education, leasing and special tax sectors detracted from relative performance and offset those results. From a credit perspective, unfavorable selection among bonds rated AAA and AA, along with the Fund’s overweight allocation to bonds rated BB and B, detracted from relative performance.6 Other detractors from returns relative to the benchmark included the Fund’s exposure to Puerto Rico and Guam bonds, and selection among bonds with 5- to 20-year maturities.

What were some of the Fund’s largest purchases and sales during the reporting period?

The Fund remained focused on diversification and liquidity, so no individual transaction was considered significant during the reporting period.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund increased its sector exposure to local general obligation, leasing and housing. At the same time, the Fund decreased its exposure to the education and hospital sectors. In addition, the Fund increased its exposure to bonds maturing in 25 to 30 years, while decreasing its exposure to bonds maturing in 10 to 15 years. From a credit rating perspective, the Fund increased its exposure to bonds rated A and AAA, while decreasing its exposure to securities rated AA and BBB.7

How was the Fund positioned at the end of the reporting period?

As of April 30, 2020, the Fund held overweight exposure relative to the Bloomberg Barclays California Exempt Index in the local general obligation and special tax sectors, and underweight exposure to the state general obligation and prerefunded/ETM sectors. In addition, the Fund held overweight positions in bonds rated AAA, and underweight positions to bonds rated AA. As of the same date, the Fund held overweight exposure to bonds with 15-to-20 year maturities, and underweight exposure to bonds maturing within one year.

5.

Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

6.

An obligation rated ‘BB’ by S&P is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

7.

An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay California Tax Free Opportunities Fund

Portfolio of Investments April 30, 2020 (Unaudited)

	Principal Amount	Value
Municipal Bonds 95.4%† Long-Term Municipal Bonds 95.2%
Airport 8.2%
Antonio B Won Pat International Airport Authority, Guam Airport, Revenue Bonds Series C, Insured: AGM 6.00%, due 10/1/34 (a)	$1,000,000	$1,082,660
California Municipal Finance Authority, LAX Integrated Express Solutions Project, Revenue Bonds (a) 5.00%, due 6/30/31	3,100,000	3,384,146
Insured: AGM 3.25%, due 12/31/32	1,000,000	936,240
City of Los Angeles, Department of Airports, International Airport, Revenue Bonds Series B 5.00%, due 5/15/31	1,500,000	1,503,555
City of Los Angeles, Department of Airports, Los Angeles International Airport, Revenue Bonds 5.00%, due 5/15/37 (a)	875,000	1,003,240
Series A 5.00%, due 5/15/29 (a)	3,125,000	3,764,469
Series A 5.00%, due 5/15/31 (a)	2,815,000	3,230,044
Series A 5.00%, due 5/15/40	6,175,000	7,326,143
Series A 5.25%, due 5/15/48 (a)	1,375,000	1,555,551
Series B 5.00%, due 5/15/25 (a)	710,000	809,720
Series D 5.00%, due 5/15/26 (a)	1,000,000	1,159,730
Subseries E 5.00%, due 5/15/37	1,250,000	1,472,475
Norman Y Mineta San Jose International Airport SJC, Revenue Bonds (a)
Series A 5.00%, due 3/1/41	2,500,000	2,745,600
Series A 5.00%, due 3/1/47	4,390,000	4,777,286
Series A-1 5.25%, due 3/1/22	3,200,000	3,285,664
Palm Springs Airport Passenger Facilities, Palm Springs International Airport, Revenue Bonds (a)
Insured: BAM 5.00%, due 6/1/30	640,000	720,019
Insured: BAM 5.00%, due 6/1/31	1,130,000	1,269,566

	Principal Amount	Value
Airport (continued)
Sacramento County, California Airport System, Revenue Bonds Series C 5.00%, due 7/1/38 (a)	$3,000,000	$3,334,380
San Francisco City & County International Airports Commission, Revenue Bonds
Series D 5.00%, due 5/1/30	2,595,000	3,203,268
Series D 5.00%, due 5/1/31	2,200,000	2,701,996
Series D 5.00%, due 5/1/38	4,600,000	5,465,674
Series E 5.00%, due 5/1/45 (a)	6,260,000	7,060,842
Series H 5.00%, due 5/1/27 (a)	7,000,000	8,240,120

		70,032,388

Development 2.0%
California Health Facilities Financing Authority, Los Angeles Biomedical Research Institute, Revenue Bonds
5.00%, due 9/1/30	1,300,000	1,512,225
5.00%, due 9/1/31	1,365,000	1,567,443
5.00%, due 9/1/32	1,435,000	1,636,661
5.00%, due 9/1/34	1,590,000	1,787,255
California Municipal Finance Authority, United Airlines, Inc. Project, Revenue Bonds Series B 4.00%, due 7/15/29 (a)	4,000,000	3,909,440
California Municipal Finance Authority, Waste Management Inc., Project, Revenue Bonds Series A 1.30%, due 2/1/39 (b)(c)	2,000,000	1,869,180
California Statewide Communities Development Authority, Revenue Bonds Insured: AGM 5.00%, due 11/15/49	1,000,000	1,108,810
California Statewide Communities Development Authority, Southern California Edison Co., Revenue Bonds 2.625%, due 11/1/33 (c)	1,655,000	1,676,068
City of Irvine, Special Assessment 5.00%, due 9/2/44	1,800,000	2,120,634

		17,187,716

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Education 3.1%
California Enterprise Development Authority, Thacher School Project, Revenue Bonds 4.00%, due 9/1/44	$3,450,000	$3,804,039
California Infrastructure & Economic Development Bank, Equitable School Revolving Fund, Revenue Bonds
Series B 5.00%, due 11/1/39	300,000	353,115
Series B 5.00%, due 11/1/44	350,000	406,147
Series B 5.00%, due 11/1/49	500,000	577,285
California Municipal Finance Authority, Creative Center Los Altos Project, Pinewood & Oakwood Schools, Revenue Bonds (b)
Series B 4.00%, due 11/1/36	400,000	352,548
Series B 4.50%, due 11/1/46	1,600,000	1,394,272
California Municipal Finance Authority, Palmdale Aerospace Academy Projects, Revenue Bonds 5.00%, due 7/1/46 (b)	795,000	745,384
California Municipal Finance Authority, Partnerships Uplift Community Project, Revenue Bonds Series A 5.30%, due 8/1/47	500,000	480,465
California School Facilities Financing Authority, Azusa Unified School District, Revenue Bonds Insured: AGM (zero coupon), due 8/1/49	7,905,000	2,164,310
California School Finance Authority, Aspire Public Schools, Revenue Bonds (b) 5.00%, due 8/1/27	500,000	526,755
5.00%, due 8/1/28	700,000	734,342
5.00%, due 8/1/36	600,000	609,960
5.00%, due 8/1/41	750,000	755,092
5.00%, due 8/1/46	975,000	975,819
California School Finance Authority, Charter School Classical Academies Project, Revenue Bonds Series A 5.00%, due 10/1/37 (b)	1,485,000	1,439,604
California School Finance Authority, Grimmway Schools Obligation, Revenue Bonds Series A 5.00%, due 7/1/46 (b)	750,000	691,432

	Principal Amount	Value
Education (continued)
California School Finance Authority, High Tech High Learning Project, Revenue Bonds (b)
Series A 5.00%, due 7/1/37	$500,000	$512,050
Series A 5.00%, due 7/1/49	500,000	506,255
California School Finance Authority, KIPP LA Projects, Revenue Bonds Series A 5.00%, due 7/1/34	600,000	619,872
California State Municipal Finance Authority, Charter School, King Chavez Academy, Revenue Bonds (b)
Series A 5.00%, due 5/1/36	1,275,000	1,244,833
Series A 5.00%, due 5/1/46	1,325,000	1,230,488
California State Municipal Finance Authority, Charter School, Palmdale Aerospace Academy Projects, Revenue Bonds 5.00%, due 7/1/36 (b)	1,300,000	1,278,693
Del Mar Union School District, Special Tax Insured: BAM 4.00%, due 9/1/44	1,450,000	1,598,799
Irvine Unified School District, Community Facilities District No. 9, Special Tax
Series A 5.00%, due 9/1/33	410,000	480,795
Series A 5.00%, due 9/1/34	225,000	263,072
Series A 5.00%, due 9/1/36	550,000	633,474
Oxnard California School District, COPS, Property Acquisition and Improvement Project, Certificate of Participation Insured: BAM 2.00%, due 8/1/45 (c)	1,000,000	1,052,270
San Marcos School Financing Authority, Revenue Bonds Insured: AGM 5.25%, due 8/15/40	1,000,000	1,143,850

		26,575,020

General 18.4%
Anaheim Public Financing Authority, Public Improvement Project, Revenue Bonds
Series A, Insured: AGM 5.00%, due 9/1/26	8,000,000	9,369,760
Series A, Insured: AGM 5.00%, due 9/1/27	5,000,000	5,940,000
Series A, Insured: AGM 5.00%, due 9/1/28	2,250,000	2,702,137

12	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
General (continued)
Anaheim Public Financing Authority, Revenue Bonds
Series A 5.00%, due 5/1/33	$1,000,000	$1,065,730
Series A, Insured: BAM 5.00%, due 9/1/35	4,500,000	5,038,695
Burlingame California Financing Authority, Revenue Bonds 5.00%, due 7/1/47	1,515,000	1,796,381
California Infrastructure & Economic Development Bank, Green Bond, Revenue Bonds 5.00%, due 8/1/37	1,050,000	1,265,030
5.00%, due 8/1/38	1,200,000	1,441,176
California Infrastructure & Economic Development Bank, The Salvation Army Western Territory, Revenue Bonds 4.00%, due 9/1/33	1,225,000	1,306,316
4.00%, due 9/1/34	1,000,000	1,060,500
California Municipal Finance Authority, Orange County Civic Center Infrastructure Program, Revenue Bonds 5.00%, due 6/1/37	2,085,000	2,423,166
California Statewide Communities Development Authority, California Baptist University, Revenue Bonds Series A 6.375%, due 11/1/43	500,000	532,970
Cathedral City Redevelopment Agency Successor Agency, Merged Redevelopment Project Area, Tax Allocation
Series A, Insured: AGM 5.00%, due 8/1/26	1,000,000	1,143,690
Series A, Insured: AGM 5.00%, due 8/1/34	1,000,000	1,115,400
City of Irvine, Community Facilities District, Special Tax 5.00%, due 9/1/49	1,385,000	1,457,948
City of Newark CA, Civic Center Financing Project, Certificates of Participation 3.00%, due 6/1/39	3,550,000	3,411,514
3.00%, due 6/1/40	3,560,000	3,402,292
3.00%, due 6/1/41	650,000	616,259
City of Santa Ana CA, Gas Tax, Revenue Bonds 4.00%, due 1/1/38	1,360,000	1,532,421
Coronado Community Development Successor Agency, Tax Allocation Series A 5.00%, due 9/1/33	555,000	635,814

	Principal Amount	Value
General (continued)
County of Los Angeles CA, Vermont Corridor County Administration Building, Revenue Bonds Series A 5.00%, due 12/1/38	$1,910,000	$2,294,693
Del Mar California Race Track Authority, Revenue Bonds 5.00%, due 10/1/30	1,000,000	1,013,190
GDB Debt Recovery Authority of Puerto Rico, Revenue Bonds 7.50%, due 8/20/40	1,322,779	810,202
Greenfield Redevelopment Agency, Tax Allocation Insured: BAM 4.00%, due 2/1/26	285,000	320,827
Hesperia California Community Redevelopment Agency, Tax Allocation Series A, Insured: AGM 3.375%, due 9/1/37	2,000,000	2,073,200
Livermore Valley Water Financing Authority, Revenue Bonds Series A 5.00%, due 7/1/47	3,945,000	4,582,788
Lodi CA, Public Financing Authority, Revenue Bonds
Insured: AGM 5.00%, due 9/1/31	1,330,000	1,648,934
Insured: AGM 5.00%, due 9/1/32	1,650,000	2,024,517
Madera Redevelopment Agency, Tax Allocation Series A 5.00%, due 9/1/37	1,180,000	1,356,693
Montclair Financing Authority, Public Facilities Project, Revenue Bonds Insured: AGM 5.00%, due 10/1/32	1,000,000	1,145,050
Mountain View, Shoreline Regional Park Community, Tax Allocation Series A, Insured: AGM 5.00%, due 8/1/36	1,645,000	1,968,752
Orange County Local Transportation Authority, Revenue Bonds 4.00%, due 2/15/38	10,000,000	11,153,300
Pico Rivera Public Financing Authority, Revenue Bonds Insured: NATL-RE 5.25%, due 9/1/34	1,560,000	1,885,010
Puerto Rico Convention Center District Authority, Revenue Bonds Series A, Insured: AGC 4.50%, due 7/1/36	1,100,000	1,080,046

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
General (continued)
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A-1 4.50%, due 7/1/34	$1,500,000	$1,464,810
Series A-1 5.00%, due 7/1/58	12,737,000	11,967,303
Series A-2 4.329%, due 7/1/40	1,500,000	1,343,280
Riverside County Public Financing Authority, Project Area No. 1 Desert Communities & Interstate 215 Corridor Project, Tax Allocation Series A, Insured: BAM 4.00%, due 10/1/32	1,050,000	1,141,350
Riverside County Public Financing Authority, Tax Allocation Series A, Insured: BAM 4.00%, due 10/1/40	1,000,000	1,065,430
Riverside County Transportation Commission, Sales Tax, Revenue Bonds Series B 4.00%, due 6/1/36	5,000,000	5,536,350
Sacramento Transient Occupancy Tax Revenue, Convention Center Complex, Revenue Bonds Series C 5.00%, due 6/1/48	4,860,000	5,226,833
San Bernardino County Financing Authority, Court House Facilities Project, Revenue Bonds Series C, Insured: NATL-RE 5.50%, due 6/1/37	1,215,000	1,146,073
San Diego County Regional Transportation Commission, Revenue Bonds
Series A 5.00%, due 4/1/38	1,000,000	1,243,810
Series A 5.00%, due 4/1/39	1,000,000	1,237,870
Series A 5.00%, due 4/1/40	675,000	832,424
Series A 5.00%, due 4/1/44	2,800,000	3,415,440
Series A 5.00%, due 4/1/48	11,155,000	12,794,227
San Francisco Bay Area Rapid Transit District, Revenue Bonds Series A 4.00%, due 7/1/36	1,850,000	2,057,200
San Francisco City & County Redevelopment Agency, Mission Bay South Redevelopment Project, Tax Allocation Series C 5.00%, due 8/1/36	1,250,000	1,398,225

	Principal Amount	Value
General (continued)
San Joaquin County Transportation Authority, Sales Tax Revenue, Revenue Bonds Series K 5.00%, due 3/1/37	$1,705,000	$1,998,277
San Mateo County Joint Powers Financing Authority, Capital Projects, Revenue Bonds Series A 5.00%, due 7/15/43	3,000,000	3,545,820
South Orange County Public Financing Authority, Special Tax Series A 5.00%, due 8/15/32	775,000	819,648
Stockton Public Financing Authority, Water Revenue, Revenue Bonds
Series A, Insured: BAM 4.00%, due 10/1/37	2,500,000	2,721,225
Series A, Insured: BAM 5.00%, due 10/1/32	1,275,000	1,533,494
Series A, Insured: BAM 5.00%, due 10/1/34	1,500,000	1,787,865
Territory of Guam, Business Privilege Tax, Revenue Bonds Series B1 5.00%, due 1/1/27	1,500,000	1,512,690
Territory of Guam, Hotel Occupancy Tax, Revenue Bonds Series A 6.50%, due 11/1/40	1,740,000	1,701,250
Territory of Guam, Revenue Bonds Series A 5.125%, due 1/1/42	2,890,000	2,791,653
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds
Series A 5.00%, due 10/1/25	620,000	582,062
Series A 6.625%, due 10/1/29	300,000	286,446
Series A 6.75%, due 10/1/37	2,450,000	2,311,477
Subseries A 6.00%, due 10/1/39	800,000	725,056
Virgin Islands Public Finance Authority, Revenue Bonds Series A, Insured: AGM 5.00%, due 10/1/32	1,205,000	1,290,724

		156,092,713

14	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
General Obligation 10.2%
California State, Unlimited General Obligation
5.00%, due 11/1/27	$2,380,000	$2,951,985
5.00%, due 4/1/28	2,930,000	3,660,332
5.00%, due 8/1/37	2,900,000	3,508,043
Coast Community College District, Election 2012, Unlimited General Obligation Series D 4.50%, due 8/1/39	500,000	573,665
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Insured: AMBAC 4.50%, due 7/1/23	450,000	450,419
Series A, Insured: AGC 5.00%, due 7/1/23	270,000	271,879
Series A-4, Insured: AGM 5.00%, due 7/1/31	410,000	411,845
Series A, Insured: AGM 5.00%, due 7/1/35	2,175,000	2,195,010
Series A-4, Insured: AGM 5.25%, due 7/1/30	175,000	176,440
Series C, Insured: AGM 5.25%, due 7/1/26	445,000	456,512
Series A, Insured: AGM 5.50%, due 7/1/27	620,000	639,282
Hartnell Community College District, Unlimited General Obligation Series A (zero coupon), due 8/1/37	2,500,000	1,316,550
Kern Community College District, Safety Repair & Improvement, Unlimited General Obligation Series C 5.75%, due 11/1/34	650,000	759,590
Long Beach Community College District, Unlimited General Obligation Series C 4.00%, due 8/1/49	3,000,000	3,281,580
Los Angeles Community College District, Election 2008, Unlimited General Obligation Series K 4.00%, due 8/1/39	1,500,000	1,634,595
Los Angeles Community College District, Unlimited General Obligation
Series I 4.00%, due 8/1/33	2,865,000	3,188,602
Series I 4.00%, due 8/1/34	4,000,000	4,427,800

	Principal Amount	Value
General Obligation (continued)
Los Rios Community College District, Unlimited General Obligation
Series D 4.00%, due 8/1/35	$250,000	$279,770
Series D 4.00%, due 8/1/39	1,000,000	1,103,590
Mount San Jacinto Community College District, Election 2014, Unlimited General Obligation Series B 4.00%, due 8/1/38	1,985,000	2,221,910
North Orange County Community College District, Unlimited General Obligation
Series B 4.00%, due 8/1/32	450,000	530,321
Series B 4.00%, due 8/1/33	300,000	349,242
Palo Verde Community College District, Election 2014, Unlimited General Obligation Series A, Insured: AGM 4.00%, due 8/1/45	500,000	532,520
Palomar Community College District, Election 2006, Unlimited General Obligation Series B (zero coupon), due 8/1/39 (d)	2,000,000	2,291,100
Puerto Rico Municipal Finance Agency, Revenue Bonds Series A, Insured: AGM 5.25%, due 8/1/21	300,000	302,292
Puerto Rico Public Buildings Authority, Revenue Bonds Insured: AGC, AGM 5.25%, due 7/1/20	475,000	476,677
San Bernardino Community College District, Election 2018, Unlimited General Obligation Series A 4.00%, due 8/1/49	5,675,000	6,110,499
San Diego Community College District, Unlimited General Obligation 4.00%, due 8/1/36	6,000,000	6,557,640
San Francisco Bay Area Rapid Transit District, Election 2016, Green Bonds, Unlimited General Obligation Series B-1 4.00%, due 8/1/37	9,695,000	11,013,520
Santa Monica Community College District, Election 2016, Unlimited General Obligation Series A 4.00%, due 8/1/47	1,250,000	1,360,875

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
General Obligation (continued)
Southwestern Community College District, Unlimited General Obligation Series A 4.00%, due 8/1/47	$2,000,000	$2,156,600
State of California, Unlimited General Obligation 4.00%, due 9/1/34	3,500,000	3,849,580
4.00%, due 3/1/36	5,000,000	5,726,400
4.00%, due 3/1/40	3,500,000	3,939,915
4.00%, due 3/1/46	3,000,000	3,328,500
Tahoe Forest, California Hospital District, Unlimited General Obligation 5.00%, due 8/1/29	1,815,000	2,138,687
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds Series A 5.00%, due 10/1/32	1,250,000	1,106,925
Virgin Islands Public Finance Authority, Revenue Bonds Series A 5.00%, due 10/1/29	1,500,000	1,356,375

		86,637,067

Higher Education 3.6%
California Educational Facilities Authority, Claremont McKenna College, Revenue Bonds Series A 4.00%, due 1/1/39	1,800,000	1,951,344
California Educational Facilities Authority, Loma Linda University, Revenue Bonds
Series A 5.00%, due 4/1/23	570,000	607,614
Series A 5.00%, due 4/1/24	280,000	303,503
California Educational Facilities Authority, Loyola Marymount University, Revenue Bonds
Series B 5.00%, due 10/1/31	525,000	609,121
Series B 5.00%, due 10/1/35	640,000	726,791
California Educational Facilities Authority, Mount St. Mary’s University, Revenue Bonds Series A 5.00%, due 10/1/38	620,000	692,397

	Principal Amount	Value
Higher Education (continued)
California Municipal Finance Authority, California Lutheran University, Revenue Bonds 5.00%, due 10/1/31	$235,000	$257,720
5.00%, due 10/1/33	225,000	243,619
5.00%, due 10/1/35	225,000	240,905
5.00%, due 10/1/36	285,000	304,001
5.00%, due 10/1/37	310,000	329,874
California Municipal Finance Authority, Pomona College, Revenue Bonds 4.00%, due 1/1/43	10,000,000	10,900,000
California State Municipal Finance Authority, California Baptist University, Revenue Bonds Series A 5.00%, due 11/1/46 (b)	1,000,000	961,680
California State Municipal Finance Authority, National University, Revenue Bonds Series A 5.00%, due 4/1/31	1,000,000	1,158,370
California State Municipal Finance Authority, Southern California Institute of Architecture Project, Revenue Bonds 5.00%, due 12/1/38	845,000	893,038
California State Municipal Finance Authority, University of La Verne, Revenue Bonds Series A 4.00%, due 6/1/47	1,000,000	1,002,600
California State University, Systemwide, Revenue Bonds
Series A 4.00%, due 11/1/37	2,375,000	2,590,840
Series A 5.00%, due 11/1/42	2,780,000	3,260,912
California Statewide Communities Development Authority, Lancer Plaza Project, Revenue Bonds 5.875%, due 11/1/43	1,000,000	1,036,450
Rio Hondo Community College District, Election 2004, Unlimited General Obligation Series C (zero coupon), due 8/1/42 (d)	2,000,000	2,407,420

		30,478,199

Housing 1.5%
California Community College Financing Authority, Orange Coast College Project, Revenue Bonds 5.00%, due 5/1/29	800,000	853,968

16	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Housing (continued)
California Municipal Finance Authority, Mobile Home Park Senior Caritas Projects, Revenue Bonds
Series A 4.00%, due 8/15/42	$1,540,000	$1,546,699
Series A 5.00%, due 8/15/29	805,000	911,252
Series A 5.00%, due 8/15/31	140,000	156,341
California Municipal Finance Authority, Windsor Mobile Country Club, Revenue Bonds Series A 4.00%, due 11/15/37	1,320,000	1,344,420
California Statewide Communities Development Authority, Lancer Educational Student Housing Project, Revenue Bonds (b)
Series A 3.00%, due 6/1/29	750,000	674,213
Series A 5.00%, due 6/1/34	375,000	371,621
Series A 5.00%, due 6/1/46	1,000,000	937,710
Series A 5.00%, due 6/1/51	1,000,000	914,810
California Statewide Communities Development Authority, Provident Group, Pomona Properties, Revenue Bonds Series A 5.75%, due 1/15/45 (b)	400,000	401,048
California Statewide Communities Development Authority, Student Housing, Revenue Bonds 5.00%, due 5/15/40	1,025,000	1,067,066
California Statewide Communities Development Authority, University of California, Irvine Campus Apartments, Revenue Bonds Series A 5.00%, due 5/15/47	3,500,000	3,626,385

		12,805,533

Medical 5.7%
California Health Facilities Financing Authority, Cedars-Sinai Medical Center, Revenue Bonds Series B 5.00%, due 8/15/35	5,500,000	6,224,900

	Principal Amount	Value
Medical (continued)
California Health Facilities Financing Authority, Children’s Hospital of Orange County, Revenue Bonds
Series A 4.00%, due 11/1/36	$310,000	$351,326
Series A 4.00%, due 11/1/37	500,000	564,635
Series A 4.00%, due 11/1/38	250,000	281,400
California Health Facilities Financing Authority, Children’s Hospital, Revenue Bonds Series A 5.00%, due 8/15/47	1,000,000	1,062,730
California Health Facilities Financing Authority, City of Hope Obligated Group, Revenue Bonds 5.00%, due 11/15/37	1,600,000	1,754,784
5.00%, due 11/15/49	2,500,000	2,775,625
California Health Facilities Financing Authority, El Camino Hospital, Revenue Bonds 5.00%, due 2/1/36	1,035,000	1,178,648
California Health Facilities Financing Authority, Stanford Health Care, Revenue Bonds Series A 5.00%, due 11/15/36	3,000,000	3,500,340
California Municipal Finance Authority, Community Medical Centers, Revenue Bonds Series A 5.00%, due 2/1/46	490,000	511,570
California Municipal Finance Authority, Healthright 360, Revenue Bonds Series A 5.00%, due 11/1/39 (b)	1,000,000	1,004,710
California Public Finance Authority, Henry Mayo Newhall Hospital, Revenue Bonds 5.00%, due 10/15/47	1,000,000	1,033,460
California State Educational Facilities Authority, Sutter Health, Revenue Bonds
Series A 5.00%, due 11/15/34	475,000	533,183
Series A 5.00%, due 11/15/37	5,175,000	5,918,182
Series A 5.00%, due 11/15/38	1,600,000	1,825,056
California State Health Facilities Financing Authority, Children’s Hospital, Revenue Bonds Series A 5.00%, due 8/15/42	500,000	538,455

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Medical (continued)
California State Health Facilities Financing Authority, El Camino Hospital, Revenue Bonds 4.125%, due 2/1/47	$750,000	$780,585
California State Health Facilities Financing Authority, Kaiser Permanente, Revenue Bonds
Series C 5.00%, due 6/1/41 (c)	5,000,000	6,343,350
Subseries A-2 4.00%, due 11/1/51	1,750,000	1,879,272
California State Municipal Finance Authority, Community Medical Centers, Revenue Bonds
Series A 5.00%, due 2/1/27	1,100,000	1,283,315
Series A 5.00%, due 2/1/37	1,000,000	1,090,510
California Statewide Communities Development Authority, Loma Linda University Medical Center, Revenue Bonds Series A 5.00%, due 12/1/46 (b)	2,000,000	1,966,000
California Statewide Communities Development Authority, Methodist Hospital of Southern California Project, Revenue Bonds 4.25%, due 1/1/43	1,850,000	1,761,551
5.00%, due 1/1/38	1,500,000	1,647,690
5.00%, due 1/1/48	1,000,000	1,072,290
Washington Township Health Care District, Revenue Bonds Series B 4.00%, due 7/1/36	1,380,000	1,427,362

		48,310,929

Mello-Roos 0.2%
City of Rocklin CA, Community Facilities District No.10, Special Tax 5.00%, due 9/1/39	1,150,000	1,231,190
Rio Elementary School District Community Facilities District No.1, Special Tax Insured: BAM 5.00%, due 9/1/35	500,000	588,530

		1,819,720

Multi-Family Housing 1.0%
California Community Housing Agency, Revenue Bonds Series A 5.00%, due 2/1/50 (b)	5,250,000	4,992,540

	Principal Amount	Value
Multi-Family Housing (continued)
Federal Home Loan Mortgage Corp., Revenue Bonds Series M-057 2.40%, due 10/15/29	$3,000,000	$3,126,330

		8,118,870

Nursing Homes 0.3%
ABAG Finance Authority for Nonprofit Corp., Episcopal Senior Communities, Revenue Bonds Series A 5.00%, due 7/1/42	500,000	513,445
California Municipal Finance Authority, Asian Community Center, Revenue Bonds Insured: California Mortgage Insurance 5.00%, due 4/1/48	1,545,000	1,770,292
California Statewide Communities Development Authority, Redwoods Project, Revenue Bonds Insured: California Mortgage Insurance 5.375%, due 11/15/44	535,000	589,944

		2,873,681

Pollution 1.1%
South Bayside Waste Management Authority, Green Bond, Shoreway Environment Center, Revenue Bonds
Series A, Insured: AGM 5.00%, due 9/1/32	500,000	625,885
Series A, Insured: AGM 5.00%, due 9/1/39	2,530,000	3,073,545
Series B, Insured: AGM 5.00%, due 9/1/25 (a)	1,515,000	1,795,078
Series B, Insured: AGM 5.00%, due 9/1/27 (a)	1,670,000	2,064,087
Series B, Insured: AGM 5.00%, due 9/1/29 (a)	420,000	533,744
Series B, Insured: AGM 5.00%, due 9/1/30 (a)	715,000	900,893
Series B, Insured: AGM 5.00%, due 9/1/31 (a)	410,000	512,369

		9,505,601

Power 3.7%
California Riverside Electric, Revenue Bonds Series A 5.00%, due 10/1/31	750,000	942,937
Guam Power Authority, Revenue Bonds
Series A 5.00%, due 10/1/34	1,000,000	1,011,950
Series A 5.00%, due 10/1/40	1,000,000	1,014,310

18	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Power (continued)
Los Angeles Department of Water & Power, Revenue Bonds Series C 5.00%, due 7/1/37	$2,860,000	$3,539,593
Puerto Rico Electric Power Authority, Revenue Bonds
Series SS, Insured: NATL-RE 5.00%, due 7/1/22	640,000	640,979
Series UU, Insured: AGC 4.25%, due 7/1/27	460,000	460,087
Series UU, Insured: AGM 5.00%, due 7/1/24	225,000	226,472
Sacramento Municipal Utility District, Revenue Bonds 4.00%, due 8/15/45	7,500,000	8,358,750
Series G 5.00%, due 8/15/37	8,000,000	9,889,520
Turlock Irrigation District, Revenue Bonds 5.00%, due 1/1/38	600,000	743,010
5.00%, due 1/1/39	500,000	617,210
5.00%, due 1/1/44	3,165,000	3,844,779

		31,289,597

School District 21.7%
Alta Loma School District, Unlimited General Obligation Series B 5.00%, due 8/1/44	3,375,000	3,927,521
Alvord Unified School District, Election 2012, Unlimited General Obligation Series A, Insured: AGM 5.25%, due 8/1/37	825,000	912,838
Banning CA Unified School District, Election 2016, Unlimited General Obligation Series A, Insured: AGM 4.00%, due 8/1/46	500,000	538,050
Beaumont CA Unified School District, Election 2008, Unlimited General Obligation Series D, Insured: BAM 5.25%, due 8/1/44	1,000,000	1,162,010
Brawley Union High School District, Unlimited General Obligation Insured: BAM 5.00%, due 8/1/44	1,280,000	1,490,278
Cabrillo Unified School District, Election 2018, Unlimited General Obligation Series A 5.00%, due 8/1/45	4,245,000	4,958,542

	Principal Amount	Value
School District (continued)
Campbell Union High School District, Election 2016, Unlimited General Obligation Series B 4.00%, due 8/1/38	$2,500,000	$2,732,750
Central Union High School District, Election 2016, Unlimited General Obligation 5.25%, due 8/1/46	2,000,000	2,361,440
Ceres Unified School District, Unlimited General Obligation Insured: BAM (zero coupon), due 8/1/37	500,000	270,805
Chaffey Joint Union High School District, Unlimited General Obligation Series D 4.00%, due 8/1/49	5,000,000	5,396,450
Chino Valley Unified School District, Limited General Obligation
Series B 3.375%, due 8/1/50	2,050,000	2,089,421
Series B 4.00%, due 8/1/45	1,000,000	1,113,310
Chowchilla Elementary School District, Unlimited General Obligation 5.00%, due 8/1/43	960,000	1,124,429
Compton Unified School District, Unlimited General Obligation Series B, Insured: BAM 3.00%, due 6/1/49	3,125,000	3,130,812
Cuyama Joint Unified School District, Unlimited General Obligation Series B, Insured: MAC 5.25%, due 8/1/48	500,000	587,800
Denair Unified School District, Election 2007, Unlimited General Obligation Insured: AGM (zero coupon), due 8/1/41	4,260,000	2,050,040
El Monte Union High School District, Unlimited General Obligation Series A 4.00%, due 6/1/38	1,195,000	1,299,335
El Rancho Unified School District, Election 2016, Unlimited General Obligation Series A, Insured: BAM 5.25%, due 8/1/46	2,745,000	3,212,391
Enterprise Elementary School District, Unlimited General Obligation Insured: AGM 5.00%, due 8/1/49	4,130,000	4,649,141

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
School District (continued)
Folsom Cordova Unified School District, School Facilities Improvement District No. 4, Unlimited General Obligation Series B 5.25%, due 10/1/35	$1,210,000	$1,401,773
Folsom Cordova Unified School District, School Facilities Improvement District No. 5, Unlimited General Obligation Series A 5.25%, due 10/1/35	4,710,000	5,546,025
Fontana Unified School District, Unlimited General Obligation Series C (zero coupon), due 8/1/33	2,825,000	1,558,778
Fresno Unified School District, Election 2010, Unlimited General Obligation Series F 4.00%, due 8/1/32	1,475,000	1,651,292
Holtville Unified School District, Unlimited General Obligation Series A, Insured: AGM 5.00%, due 8/1/44	1,240,000	1,458,166
Huntington Beach School District, Unlimited General Obligation
Series B 4.00%, due 8/1/44	1,525,000	1,642,227
Series B 4.00%, due 8/1/48	1,500,000	1,609,425
Inglewood Unified School District, Election 2012, Unlimited General Obligation
Series B, Insured: BAM 5.00%, due 8/1/25	250,000	295,455
Series B, Insured: BAM 5.00%, due 8/1/35	800,000	935,496
Inglewood Unified School District, Unlimited General Obligation
Series C, Insured: BAM 5.00%, due 8/1/32	400,000	476,176
Series C, Insured: BAM 5.00%, due 8/1/34	585,000	688,984
Jurupa Unified School District, Unlimited General Obligation
Series B 5.00%, due 8/1/33	1,555,000	1,870,121
Series B 5.00%, due 8/1/37	1,000,000	1,186,930
Series C 4.00%, due 8/1/43	1,675,000	1,842,182
Series C 5.25%, due 8/1/43	2,000,000	2,441,760

	Principal Amount	Value
School District (continued)
Kerman CA Unified School District, Election 2016, Unlimited General Obligation Insured: BAM 5.25%, due 8/1/46	$1,755,000	$2,053,824
Lemoore Union High School District, Election 2016, Unlimited General Obligation Series A 5.50%, due 8/1/42	560,000	671,462
Lennox School District, Election 2016, Unlimited General Obligation Insured: AGM 4.00%, due 8/1/47	3,000,000	3,210,630
Livermore Valley Joint Unified School District, Unlimited General Obligation 3.00%, due 8/1/40	2,890,000	2,921,039
Lodi Unified School District, Election of 2016, Unlimited General Obligation
Series 2020 3.00%, due 8/1/43	2,000,000	2,031,320
Series 2020 4.00%, due 8/1/38	2,830,000	3,106,519
Series 2020 4.00%, due 8/1/39	1,300,000	1,423,812
Long Beach Unified School District, Election 2016, Unlimited General Obligation
Series A 5.00%, due 8/1/32	3,985,000	4,778,573
Series A 5.00%, due 8/1/33	2,825,000	3,382,033
Long Beach Unified School District, Unlimited General Obligation Series A 4.00%, due 8/1/43	6,500,000	6,936,085
Los Angeles Unified School District, Election of 2005, Unlimited General Obligation Series M-1 5.25%, due 7/1/42	2,990,000	3,571,884
Los Angeles Unified School District, Unlimited General Obligation Series A 5.00%, due 7/1/25	1,250,000	1,475,525
Marysville Joint Unified School District, Unlimited General Obligation
Insured: AGM (zero coupon), due 8/1/35	1,500,000	900,990
Insured: AGM (zero coupon), due 8/1/36	2,000,000	1,143,120
Insured: AGM (zero coupon), due 8/1/37	2,000,000	1,090,560

20	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
School District (continued)
Moraga Elementary School District, Unlimited General Obligation Series B 3.00%, due 8/1/44	$1,335,000	$1,352,996
Moreno Valley Unified School District, Unlimited General Obligation Series B, Insured: AGM 5.00%, due 8/1/47	3,250,000	3,847,025
Napa Valley Unified School District, Unlimited General Obligation Series C, Insured: AGM 4.00%, due 8/1/44	10,000,000	10,728,300
Needles Unified School District, Election 2008, Unlimited General Obligation Series B, Insured: AGM (zero coupon), due 8/1/45 (d)	1,250,000	1,112,012
Newport Mesa Unified School District, Capital Appreciation, Election 2005, Unlimited General Obligation Insured: NATL-RE (zero coupon), due 8/1/30	4,000,000	3,245,280
Oakland Unified School District, Alameda County, Election of 2012, Unlimited General Obligation 6.625%, due 8/1/38	500,000	536,685
Oceanside Unified School District, Unlimited General Obligation Series C (zero coupon), due 8/1/51	25,000	3,689
Oxnard Union High School District, Unlimited General Obligation Series A 4.00%, due 8/1/38	1,000,000	1,093,100
Paramount Unified School District, Election 2016, Unlimited General Obligation Series A, Insured: AGM 5.25%, due 8/1/46	1,500,000	1,755,405
Perris Union High School District, Unlimited General Obligation Series A, Insured: AGM 4.00%, due 9/1/38	3,550,000	3,913,165
Redwood City School District, Election 2015, Unlimited General Obligation 5.25%, due 8/1/44	2,000,000	2,413,440
Redwood City School District, Unlimited General Obligation Series C 4.00%, due 8/1/44	1,800,000	1,983,582
Riverside Unified School District, Election 2016, Unlimited General Obligation Series B 4.00%, due 8/1/42	1,700,000	1,842,137

	Principal Amount	Value
School District (continued)
Robla School District, Election 2018, Unlimited General Obligation
Series A, Insured: AGM 4.00%, due 8/1/35	$435,000	$486,800
Series A, Insured: AGM 4.00%, due 8/1/36	500,000	556,815
Series A, Insured: AGM 4.00%, due 8/1/37	500,000	555,205
Series A, Insured: AGM 4.00%, due 8/1/40	2,070,000	2,258,577
Series A, Insured: AGM 5.00%, due 8/1/44	1,720,000	2,004,058
San Bernardino City Unified School District, Election 2012, Unlimited General Obligation Series C, Insured: AGM 5.00%, due 8/1/34	655,000	760,062
San Diego Unified School District, Election 2012, Unlimited General Obligation Series I 4.00%, due 7/1/34	1,000,000	1,124,680
San Leandro CA Unified School District, Election 2016, Unlimited General Obligation Series A, Insured: BAM 5.25%, due 8/1/42	1,000,000	1,177,490
San Leandro Unified School District, Election 2016, Unlimited General Obligation
Series B, Insured: BAM 5.00%, due 8/1/35	500,000	604,520
Series B, Insured: BAM 5.00%, due 8/1/36	1,955,000	2,352,745
San Rafael CA, Elementary School District, Unlimited General Obligation Series C 4.00%, due 8/1/47	1,720,000	1,840,692
San Ysidro School District, Unlimited General Obligation Insured: AGM (zero coupon), due 8/1/47	3,000,000	816,750
Sanger Unified School District, Unlimited General Obligation Series B, Insured: BAM 3.00%, due 8/1/45	500,000	501,420
Santa Barbara Unified School District, Election 2010, Unlimited General Obligation
Series A (zero coupon), due 8/1/36 (d)	1,000,000	1,289,650
Series B 5.00%, due 8/1/38	1,000,000	1,124,190

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
School District (continued)
Santa Monica-Malibu Unified School District, School Facilities Improvement District No. 1, Unlimited General Obligation Series A 4.00%, due 8/1/39	$1,015,000	$1,131,563
Santee CA, School District, Unlimited General Obligation 5.00%, due 8/1/48	2,205,000	2,564,128
Shasta Union High School District, Election 2016, Unlimited General Obligation 4.00%, due 8/1/44	1,135,000	1,228,104
5.25%, due 8/1/43	1,000,000	1,186,210
Simi Valley Unified School District, Unlimited General Obligation
Series B 4.00%, due 8/1/33	175,000	197,957
Series B 4.00%, due 8/1/38	370,000	409,250
Series B 4.00%, due 8/1/39	350,000	386,257
Series B 4.00%, due 8/1/40	1,455,000	1,587,550
Series B 5.00%, due 8/1/42	1,375,000	1,611,335
Series B 5.00%, due 8/1/44	1,200,000	1,400,772
Temecula Valley Unified School District, Election 2012, Unlimited General Obligation Series C 5.25%, due 8/1/44	1,000,000	1,171,120
Turlock Unified School District, School Facilities Improvement District No. 1, Unlimited General Obligation 4.00%, due 8/1/33	480,000	535,109
4.00%, due 8/1/34	515,000	569,126
4.00%, due 8/1/35	545,000	600,198
Vacaville Unified School District, Unlimited General Obligation
Series C 4.00%, due 8/1/31	490,000	551,010
Series C 4.00%, due 8/1/32	555,000	619,258
Series C 4.00%, due 8/1/33	625,000	693,656
Series C 5.00%, due 8/1/39	500,000	590,460
Series C 5.00%, due 8/1/40	1,225,000	1,445,047
Series C 5.00%, due 8/1/41	1,350,000	1,589,881

	Principal Amount	Value
School District (continued)
Series C 5.00%, due 8/1/42	$1,000,000	$1,175,770
Series D 4.00%, due 8/1/26	200,000	230,056
Series D 4.00%, due 8/1/30	200,000	232,692
Series D 4.00%, due 8/1/32	200,000	227,220
Series D 4.00%, due 8/1/35	200,000	223,936
Series D 4.00%, due 8/1/36	300,000	334,077
Series D 4.00%, due 8/1/37	300,000	333,000
Series D 4.00%, due 8/1/38	500,000	552,580
Series D 4.00%, due 8/1/40	500,000	549,250
Series D 4.00%, due 8/1/45	2,050,000	2,227,612
Westminster School District, Election 2008, Unlimited General Obligation Series B, Insured: BAM (zero coupon), due 8/1/48	5,000,000	849,900

		184,594,083

Tobacco Settlement 2.0%
California County Tobacco Securitization Agency, Asset-Backed, Revenue Bonds 5.70%, due 6/1/46	1,000,000	1,000,010
Series A 5.00%, due 6/1/47	1,275,000	1,144,032
Series B (zero coupon), due 6/1/46	10,000,000	1,740,100
California County Tobacco Securitization Agency, Revenue Bonds 5.125%, due 6/1/38	550,000	550,071
5.25%, due 6/1/46	1,165,000	1,028,602
Series A 5.125%, due 6/1/38	1,290,000	1,290,168
California Statewide Financing Authority, Turbo Pooled Program C, Revenue Bonds (zero coupon), due 6/1/55	20,000,000	1,019,600
Children’s Trust Fund, Asset-Backed, Revenue Bonds Series A (zero coupon), due 5/15/50	1,500,000	205,995
Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds Series A-2 5.30%, due 6/1/37	2,500,000	2,520,375

22	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Tobacco Settlement (continued)
Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed, Revenue Bonds 5.625%, due 6/1/47	$1,025,000	$860,477
Tobacco Securitization Authority of Northern California, Revenue Bonds
Series A-1 5.375%, due 6/1/38	820,000	812,021
Series A-1 5.50%, due 6/1/45	2,585,000	2,555,919
Tobacco Securitization Authority of Southern California, Revenue Bonds Series A, Class 1 5.00%, due 6/1/48	2,400,000	2,539,344

		17,266,714

Transportation 4.5%
Alameda Corridor Transportation Authority, Revenue Bonds Series A, Insured: AGM 5.00%, due 10/1/29	1,000,000	1,079,950
City of Long Beach Harbor, Revenue Bonds
Series A 5.00%, due 5/15/36	1,000,000	1,197,550
Series A 5.00%, due 5/15/37	1,000,000	1,193,420
Series A 5.00%, due 5/15/38	2,000,000	2,372,240
Series A 5.00%, due 5/15/44	6,000,000	6,985,560
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds Series C 6.50%, due 1/15/43	500,000	551,095
Peninsula Corridor Joint Powers Board, Revenue Bonds
Series A 5.00%, due 10/1/32	500,000	577,855
Series A 5.00%, due 10/1/33	500,000	570,480
Series A 5.00%, due 10/1/34	500,000	568,285
Series A 5.00%, due 10/1/35	350,000	395,927
Series A 5.00%, due 10/1/44	4,035,000	4,372,649
Port of Oakland, Revenue Bonds (a)
Series D 5.00%, due 11/1/28	2,250,000	2,663,527
Series D 5.00%, due 11/1/29	1,850,000	2,174,693

	Principal Amount	Value
Transportation (continued)
Puerto Rico Highway & Transportation Authority, Revenue Bonds
Insured: AMBAC 5.50%, due 7/1/26	$460,000	$500,563
Series D, Insured: AGM 5.00%, due 7/1/32	1,205,000	1,208,314
Series G, Insured: AGC 5.00%, due 7/1/42	40,000	40,000
Series N, Insured: AMBAC (zero coupon), due 7/1/20	405,000	402,485
Series N, Insured: NATL-RE 5.25%, due 7/1/32	640,000	647,417
San Francisco Municipal Transportation Agency, Revenue Bonds 5.00%, due 3/1/44	1,500,000	1,646,820
San Joaquin Hills Transportation Corridor Agency, Junior Lien, Revenue Bonds
Series B 5.25%, due 1/15/44	4,000,000	4,215,440
Series B 5.25%, due 1/15/49	500,000	525,400
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds
Senior Lien-Series A 5.00%, due 1/15/50	500,000	527,545
Series A 5.00%, due 1/15/44	3,500,000	3,705,170

		38,122,385

Utilities 1.6%
California Infrastructure & Economic Development Bank, Independent System Operator Corp. Project, Revenue Bonds 5.00%, due 2/1/39	1,000,000	1,068,150
Guam Government, Waterworks Authority, Revenue Bonds 5.25%, due 7/1/33	1,100,000	1,124,673
5.50%, due 7/1/43	3,115,000	3,173,718
Imperial Irrigation District Electric, Revenue Bonds
Series B-2 5.00%, due 11/1/41	5,475,000	6,278,785
Series C 5.00%, due 11/1/37	1,000,000	1,144,380
Turlock Irrigation District, Revenue Bonds 5.50%, due 1/1/41	1,000,000	1,028,360

		13,818,066

Water 6.4%
City of Clovis, California, Sewer Revenue Bonds Insured: AGM 5.25%, due 8/1/29	500,000	599,730

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Water (continued)
City of Oxnard Wastewater, Revenue Bonds
Insured: BAM 4.00%, due 6/1/32	$1,920,000	$2,136,576
Insured: BAM 4.00%, due 6/1/34	2,080,000	2,294,282
Insured: BAM 5.00%, due 6/1/30	1,340,000	1,608,590
City of Oxnard Water Revenue, Revenue Bonds Insured: BAM 5.00%, due 6/1/35	1,125,000	1,320,401
City of Santa Cruz CA, Water Revenue, Green Bond, Revenue Bonds 5.00%, due 3/1/49	2,000,000	2,425,960
Colton Utility Authority, Revenue Bonds Insured: AGM 4.00%, due 3/1/47	2,500,000	2,678,200
Commonwealth of Puerto Rico, Aqueduct & Sewer Authority, Revenue Bonds Series A 6.00%, due 7/1/44	1,000,000	995,000
Contra Costa Water District, Water Revenue, Revenue Bonds Series V 5.00%, due 10/1/44	6,775,000	8,208,048
Culver City Wastewater Facilities, Revenue Bonds Series A 4.00%, due 9/1/44	1,690,000	1,863,428
Eastern Municipal Water District, Water & Wastewater, Revenue Bonds Series A 5.00%, due 7/1/45	2,850,000	3,318,454
Guam Government, Waterworks Authority, Revenue Bonds 5.00%, due 1/1/46	5,290,000	5,300,844
Los Angeles County Sanitation Districts Financing Authority, Green Bonds, Revenue Bonds Series A 4.00%, due 10/1/33	1,000,000	1,107,100
Los Angeles Department of Water & Power, Revenue Bonds Series A 5.00%, due 7/1/35	1,500,000	1,784,745
Metropolitan Water District of Southern California, Revenue Bonds Series A 5.00%, due 10/1/39	3,290,000	4,102,202

	Principal Amount	Value
Water (continued)
Moulton-Niguel Water District, Revenue Bonds 5.00%, due 9/1/39	$3,685,000	$4,487,630
Oxnard Financing Authority, Waste Water, Revenue Bonds Insured: AGM 5.00%, due 6/1/34	1,000,000	1,140,790
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Revenue Bonds
Series A 5.00%, due 7/1/33	355,000	338,138
Series A 5.50%, due 7/1/28	1,500,000	1,503,750
Series A, Insured: AGC 5.00%, due 7/1/28	100,000	100,583
Rancho Water District Financing Authority, Revenue Bonds Series A 4.00%, due 8/1/37	2,750,000	3,142,040
Santa Margarita-Dana Point Authority, Water District Improvement, Revenue Bonds 4.00%, due 8/1/36	2,025,000	2,255,101
Silicon Valley Clean Water, Revenue Bonds 5.00%, due 8/1/45	500,000	572,645
Watereuse Finance Authority, Revenue Bonds Series A 5.50%, due 5/1/36	500,000	578,770
West Sacramento CA, Financing Authority, Water Capital Projects, Revenue Bonds Insured: BAM 4.00%, due 10/1/39	300,000	326,337

		54,189,344

Total Long-Term Municipal Bonds (Cost $804,697,101)		809,717,626

Short-Term Municipal Notes 0.2%
Water 0.2%
Metropolitan Water District of Southern California, Revenue Bonds (e)
Series A 0.13%, due 7/1/47	800,000	800,000
Series A-2 0.06%, due 7/1/37	560,000	560,000

Total Short-Term Municipal Notes (Cost $1,360,000)		1,360,000

Total Municipal Bonds (Cost $806,057,101)	95.4%	811,077,626

Other Assets, Less Liabilities	4.6	39,234,189
Net Assets	100.0%	$850,311,815

†	Percentages indicated are based on Fund net assets.

24	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(a)	Interest on these securities was subject to alternative minimum tax.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of April 30, 2020.

(d)	Step coupon—Rate shown was the rate in effect as of April 30, 2020.
(e)

Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.

Futures Contracts

As of April 30, 2020, the Portfolio held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts 10-Year United States Treasury Note	(220)	June 2020	$(29,197,619)	$(30,593,750)	$(1,396,131)

1.	As of April 30, 2020, cash in the amount of $440,000 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2020.

The following abbreviations are used in the preceding pages:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

MAC—Municipal Assurance Corp.

NATL-RE—National Public Finance Guarantee Corp.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2020, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$—	$809,717,626	$—	$809,717,626
Short-Term Municipal Notes	—	1,360,000	—	1,360,000

Total Investments in Securities	$—	$811,077,626	$—	$811,077,626

Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$(1,396,131)	$—	$—	$(1,396,131)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Assets and Liabilities as of April 30, 2020 (Unaudited)

Assets
Investment in securities, at value (identified cost $806,057,101)	$811,077,626
Cash	49,466,148
Cash collateral on deposit at broker for futures contracts	440,000
Receivables:
Interest	9,205,953
Investment securities sold	7,377,317
Fund shares sold	7,145,812
Other assets	15,684

Total assets	884,728,540

Liabilities
Payables:
Investment securities purchased	31,192,210
Fund shares redeemed	2,079,830
Manager (See Note 3)	308,929
NYLIFE Distributors (See Note 3)	86,976
Professional fees	34,884
Transfer agent (See Note 3)	29,215
Variation margin on futures contracts	20,626
Shareholder communication	17,878
Custodian	6,369
Accrued expenses	504
Dividend payable	639,304

Total liabilities	34,416,725

Net assets	$850,311,815

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$83,066
Additional paid-in capital	871,923,695

872,006,761
Total distributable earnings (loss)	(21,694,946)

Net assets	$850,311,815

Class A
Net assets applicable to outstanding shares	$310,735,215

Shares of beneficial interest outstanding	30,358,236

Net asset value per share outstanding	$10.24
Maximum sales charge (4.50% of offering price)	0.48

Maximum offering price per share outstanding	$10.72

Investor Class
Net assets applicable to outstanding shares	$602,417

Shares of beneficial interest outstanding	58,846

Net asset value per share outstanding	$10.24
Maximum sales charge (4.50% of offering price)	0.48

Maximum offering price per share outstanding	$10.72

Class C
Net assets applicable to outstanding shares	$56,269,817

Shares of beneficial interest outstanding	5,496,276

Net asset value and offering price per share outstanding	$10.24

Class I
Net assets applicable to outstanding shares	$479,460,658

Shares of beneficial interest outstanding	46,836,004

Net asset value and offering price per share outstanding	$10.24

Class R6
Net assets applicable to outstanding shares	$3,243,708

Shares of beneficial interest outstanding	316,762

Net asset value and offering price per share outstanding	$10.24

26	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Interest	$11,406,661
Other	23

Total income	11,406,684

Expenses
Manager (See Note 3)	2,076,840
Distribution/Service—Class A (See Note 3)	399,419
Distribution/Service—Investor Class (See Note 3)	695
Distribution/Service—Class C (See Note 3)	140,700
Transfer agent (See Note 3)	97,828
Professional fees	50,201
Custodian	15,096
Shareholder communication	14,569
Trustees	8,694
Registration	6,856
Miscellaneous	10,633

Total expenses before waiver/reimbursement	2,821,531
Expense waiver/reimbursement from Manager (See Note 3)	(207,684)

Net expenses	2,613,847

Net investment income (loss)	8,792,837

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	(6,350,045)
Futures transactions	(2,549,238)

Net realized gain (loss) on investments and futures transactions	(8,899,283)

Net change in unrealized appreciation (depreciation) on:
Investments	(32,136,828)
Futures contracts	(1,625,617)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(33,762,445)

Net realized and unrealized gain (loss) on investments and futures transactions	(42,661,728)

Net increase (decrease) in net assets resulting from operations	$(33,868,891)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statements of Changes in Net Assets

for the six months ended April 30, 2020 (Unaudited) and the year ended October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$8,792,837	$16,386,846
Net realized gain (loss) on investments and futures transactions	(8,899,283)	(1,614,721)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(33,762,445)	36,136,610

Net increase (decrease) in net assets resulting from operations	(33,868,891)	50,908,735

Distributions to shareholders:
Class A	(4,139,199)	(5,599,873)
Investor Class	(7,173)	(11,700)
Class C	(652,923)	(976,136)
Class I	(6,424,602)	(9,795,746)
Class R6	(26,304)	—

Total distributions to shareholders	(11,250,201)	(16,383,455)

Capital share transactions:
Net proceeds from sale of shares	261,304,908	440,709,491
Net asset value of shares issued to shareholders in reinvestment of distributions	7,775,064	10,919,757
Cost of shares redeemed	(148,813,604)	(114,670,427)

Increase (decrease) in net assets derived from capital share transactions	120,266,368	336,958,821

Net increase (decrease) in net assets	75,147,276	371,484,101

Net Assets
Beginning of period	775,164,539	403,680,438

End of period	$850,311,815	$775,164,539

28	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class A	2020*		2019		2018	2017	2016	2015

Net asset value at beginning of period	$10.76		$10.12		$10.29	$10.48	$10.11	$10.04

Net investment income (loss)	0.11		0.28		0.31	0.32	0.33	0.36

Net realized and unrealized gain (loss) on investments	(0.49)		0.64		(0.17)	(0.19)	0.37	0.07

Total from investment operations	(0.38)		0.92		0.14	0.13	0.70	0.43

Less distributions:

From net investment income	(0.14)		(0.28)		(0.31)	(0.32)	(0.33)	(0.36)

Net asset value at end of period	$10.24		$10.76		$10.12	$10.29	$10.48	$10.11

Total investment return (a)	(3.60%)		9.20%		1.39%	1.36%	6.98%	4.38%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.00	% ††	2.65%		3.04%	3.17%	3.01%	3.61%

Net expenses	0.75	% ††	0.75%		0.75%	0.75%	0.75%	0.75%

Expenses (before waiver/reimbursement)	0.80	% ††	0.81%		0.82%	0.82%	0.83%	0.84%

Portfolio turnover rate	21	%(b)	47	%(b)	32%	83%	27%	50%

Net assets at end of period (in 000’s)	$310,735		$292,589		$145,668	$107,278	$146,843	$47,447

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Investor Class	2020*		2019		2018	2017	2016	2015

Net asset value at beginning of period	$10.76		$10.12		$10.29	$10.49	$10.11	$10.04

Net investment income (loss)	0.11		0.28		0.31	0.32	0.33	0.36

Net realized and unrealized gain (loss) on investments	(0.49)		0.64		(0.17)	(0.20)	0.38	0.07

Total from investment operations	(0.38)		0.92		0.14	0.12	0.71	0.43

Less distributions:

From net investment income	(0.14)		(0.28)		0.31	(0.32)	(0.33)	(0.36)

Net asset value at end of period	$10.24		$10.76		$10.12	$10.29	$10.49	$10.11

Total investment return (a)	(3.61%)		9.18%		1.36%	1.23%	7.04%	4.32%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.99	% ††	2.65%		3.03%	3.15%	3.04%	3.56%

Net expenses	0.77	% ††	0.77%		0.78%	0.79%	0.79%	0.83%

Expenses (before waiver/reimbursement)	0.82	% ††	0.83%		0.85%	0.86%	0.87%	0.92%

Portfolio turnover rate	21	%(b)	47	%(b)	32%	83%	27%	50%

Net assets at end of period (in 000’s)	$602		$506		$343	$285	$369	$192

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	The portfolio turnover rate includes variable rate demand notes.

30	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class C	2020*		2019		2018	2017	2016	2015

Net asset value at beginning of period	$10.77		$10.12		$10.29	$10.48	$10.11	$10.04

Net investment income (loss)	0.09		0.25		0.28	0.30	0.30	0.33

Net realized and unrealized gain (loss) on investments	(0.50)		0.65		(0.17)	(0.19)	0.37	0.07

Total from investment operations	(0.41)		0.90		0.11	0.11	0.67	0.40

Less distributions:

From net investment income	(0.12)		(0.25)		(0.28)	(0.30)	(0.30)	(0.33)

Net asset value at end of period	$10.24		$10.77		$10.12	$10.29	$10.48	$10.11

Total investment return (a)	(3.82%)		9.01%		1.11%	1.07%	6.67%	4.04%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.73	% ††	2.38%		2.76%	2.89%	2.75%	3.28%

Net expenses	1.02	% ††	1.02%		1.03%	1.04%	1.04%	1.08%

Expenses (before waiver/reimbursement)	1.07	% ††	1.08%		1.10%	1.11%	1.12%	1.17%

Portfolio turnover rate	21	%(b)	47	%(b)	32%	83%	27%	50%

Net assets at end of period (in 000’s)	$56,270		$52,964		$29,450	$26,623	$26,156	$10,053

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class I	2020*		2019		2018	2017	2016	2015

Net asset value at beginning of period	$10.76		$10.12		$10.29	$10.48	$10.11	$10.04

Net investment income (loss)	0.12		0.31		0.34	0.35	0.36	0.39

Net realized and unrealized gain (loss) on investments	(0.49)		0.64		(0.17)	(0.19)	0.37	0.07

Total from investment operations	(0.37)		0.95		0.17	0.16	0.73	0.46

Less distributions:

From net investment income	(0.15)		(0.31)		(0.34)	(0.35)	(0.36)	(0.39)

Net asset value at end of period	$10.24		$10.76		$10.12	$10.29	$10.48	$10.11

Total investment return (a)	(3.48%)		9.48%		1.65%	1.62%	7.25%	4.66%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.25	% ††	2.91%		3.29%	3.42%	3.28%	3.85%

Net expenses	0.50	% ††	0.50%		0.50%	0.50%	0.50%	0.50%

Expenses (before waiver/reimbursement)	0.55	% ††	0.56%		0.57%	0.57%	0.58%	0.59%

Portfolio turnover rate	21	%(b)	47	%(b)	32%	83%	27%	50%

Net assets at end of period (in 000’s)	$479,461		$429,106		$228,220	$148,819	$154,379	$57,110

*	Unaudited.
††	Annualized.
(a)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b)	The portfolio turnover rate includes variable rate demand notes.

32	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class R6	November 1, 2019^ through April 30, 2020*

Net asset value at beginning of period	$10.77 **

Net investment income (loss)	0.13

Net realized and unrealized gain (loss) on investments	(0.51)

Total from investment operations	(0.38)

Less distributions:

From net investment income	(0.15)

Net asset value at end of period	$10.24

Total investment return (a)	(3.47%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss) ††	2.40%

Net expenses ††	0.49%

Expenses (before waiver/reimbursement) ††	0.54%

Portfolio turnover rate (b)	21%

Net assets at end of period (in 000’s)	$3,244

*	Unaudited.
**	Based on the net asset value of Class I as of November 1, 2019.
^	Inception date.
††	Annualized.
(a)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-one funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay California Tax Free Opportunities Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has five classes of shares registered for sale. Class A, Investor Class, Class C and Class I shares have an inception date of February 28, 2013. Class R6 shares were registered for sale effective February 28, 2017 and commenced operations on November 1, 2019.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I and Class R6 shares are offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. As disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income exempt from federal and California income taxes.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or

34	MainStay MacKay California Tax Free Opportunities Fund

liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2020 is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2020, no securities held by the Fund were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker(s) selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The

35

Notes to Financial Statements (Unaudited) (continued)

valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and

36	MainStay MacKay California Tax Free Opportunities Fund

may result in a loss to the Fund. Open futures contracts held as of April 30, 2020, are shown in the Portfolio of Investments.

(H)  Municipal Bond Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region. Because the Fund’s principal investments include municipal bonds issued by or on behalf of the State of California, and its political subdivisions, agencies and instrumentalities, events in California will affect the Fund’s investments and performance. These events may include fiscal or political policy changes, tax base erosion, budget deficits and other financial difficulties. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico began proceedings pursuant to the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. Puerto Rico has reached agreements with certain bondholders to restructure outstanding debt issued by certain of Puerto Rico’s instrumentalities and is negotiating the restructuring of its debt with certain other bondholders. Any agreement to restructure such outstanding debt must be approved by the judge overseeing the debt restructuring. Puerto Rico’s debt restructuring process and other economic, political, social, environmental or health factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of April 30, 2020, 66.7% of the Puerto Rico municipal securities held by the Fund were insured.

In light of the spread of the novel coronavirus in early 2020 to Puerto Rico and globally, the presiding judge has adjourned most of the Commonwealth’s PROMESA proceedings for public health reasons.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(J)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2020:

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$(1,396,131)	$(1,396,131)

Total Fair Value		$(1,396,131)	$(1,396,131)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2020:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$(2,549,238)	$(2,549,238)

Total Realized Gain (Loss)		$(2,549,238)	$(2,549,238)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(1,625,617)	$(1,625,617)

Total Change in Unrealized Appreciation (Depreciation)		$(1,625,617)	$(1,625,617)

Average Notional Amount

	Interest Rate Contracts Risk	Total

Futures Contracts Short	$(61,375,365)	$(61,375,365)

37

Notes to Financial Statements (Unaudited) (continued)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the ‘‘Subadvisor’’), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Effective February 28, 2020, under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.50% up to $1 billion and 0.48% in excess of $1 billion. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed he Fund’s average daily net assets as follows: 0.45% up to $1 billion and 0.43% in excess of $1 billion. These agreements will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Prior to February 28, 2020, under the Management Agreement, the Fund paid the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.50% of the Fund’s average daily net assets. New York Life Investments had contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.45% of the Fund’s average daily net assets.

During the six-month period ended April 30, 2020, the effective management fee rate was 0.50% of the Fund’s average daily net assets (exclusive of any applicable waivers/reimbursements).

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.75% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to Investor Class, Class C and Class I. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the six-month period ended April 30, 2020, New York Life Investments earned fees from the Fund in the amount of $2,076,840 and waived its fees and/or reimbursed expenses in the amount of $207,684 and paid the Subadvisor in the amount of $934,578.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2020 were $10,950 and $650, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $93,808 and $12,580, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New

38	MainStay MacKay California Tax Free Opportunities Fund

York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. Effective November 1, 2019, New York Life Investments contractually agreed to limit the transfer agency expenses charged to each of the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis (excluding small account fees) after deducting any other applicable expense cap reimbursements or transfer agency waivers. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2020, transfer agent expenses incurred by the Fund and any applicable waivers were as follows:

Class	Expense	Waiver

Class A	$35,408	$—
Investor Class	119	—
Class C	11,999	—
Class I	50,267	—
Class R6	35	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2020, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R6	$24,044	0.7%

Note 4–Federal Income Tax

As of April 30, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$806,057,172	$22,501,945	$(17,481,491)	$5,020,454

As of October 31, 2019, for federal income tax purposes, capital loss carryforwards of $9,172,684 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or have expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$6,391	$2,782

During the year ended October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019

Distributions paid from:
Ordinary Income	$141,328
Exempt Interest Dividends	16,242,127
Total	$16,383,455

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2020, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain

39

Notes to Financial Statements (Unaudited) (continued)

other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2020, purchases and sales of securities, other than short-term securities, were $274,862 and $167,599, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended April 30, 2020 and the year ended October 31, 2019, were as follows:

Class A	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	8,576,236	$92,303,672
Shares issued to shareholders in reinvestment of distributions	319,555	3,426,596
Shares redeemed	(5,721,972)	(59,036,175)

Net increase (decrease) in shares outstanding before conversion	3,173,819	36,694,093
Shares converted into Class A (See Note 1)	3,407	36,732
Shares converted from Class A (See Note 1)	(1,322)	(12,765)

Net increase (decrease)	3,175,904	$36,718,060

Year ended October 31, 2019:
Shares sold	16,051,177	$168,848,148
Shares issued to shareholders in reinvestment of distributions	427,979	4,518,728
Shares redeemed	(3,708,661)	(38,776,991)

Net increase (decrease) in shares outstanding before conversion	12,770,495	134,589,885
Shares converted into Class A (See Note 1)	25,348	267,699
Shares converted from Class A (See Note 1)	(7,675)	(81,104)

Net increase (decrease)	12,788,168	$134,776,480

Investor Class	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	17,117	$183,415
Shares issued to shareholders in reinvestment of distributions	665	7,117
Shares redeemed	(3,942)	(42,611)

Net increase (decrease) in shares outstanding before conversion	13,840	147,921
Shares converted into Investor Class (See Note 1)	1,415	13,782
Shares converted from Investor Class (See Note 1)	(3,407)	(36,732)

Net increase (decrease)	11,848	$124,971

Year ended October 31, 2019:
Shares sold	35,906	$376,458
Shares issued to shareholders in reinvestment of distributions	1,084	11,421
Shares redeemed	(8,156)	(85,383)

Net increase (decrease) in shares outstanding before conversion	28,834	302,496
Shares converted into Investor Class (See Note 1)	7,994	84,407
Shares converted from Investor Class (See Note 1)	(23,710)	(250,857)

Net increase (decrease)	13,118	$136,046

Class C	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	1,073,037	$11,448,098
Shares issued to shareholders in reinvestment of distributions	47,675	511,072
Shares redeemed	(544,181)	(5,637,777)

Net increase (decrease) in shares outstanding before conversion	576,531	6,321,393
Shares converted from Class C (See Note 1)	(93)	(1,017)

Net increase (decrease)	576,438	$6,320,376

Year ended October 31, 2019:
Shares sold	2,509,999	$26,397,192
Shares issued to shareholders in reinvestment of distributions	72,487	764,506
Shares redeemed	(559,124)	(5,897,045)

Net increase (decrease) in shares outstanding before conversion	2,023,362	21,264,653
Shares converted from Class C (See Note 1)	(13,261)	(142,751)

Net increase (decrease)	2,010,101	$21,121,902

Class I	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	14,612,802	$153,668,118
Shares issued to shareholders in reinvestment of distributions	354,805	3,803,975
Shares redeemed	(7,996,544)	(83,826,604)

Net increase (decrease)	6,971,063	$73,645,489

Year ended October 31, 2019:
Shares sold	23,472,252	$245,087,693
Shares issued to shareholders in reinvestment of distributions	533,237	5,625,102
Shares redeemed	(6,702,808)	(69,911,008)

Net increase (decrease) in shares outstanding before conversion	17,302,681	180,801,787
Shares converted into Class I (See Note 1)	11,311	122,606

Net increase (decrease)	17,313,992	$180,924,393

Class R6	Shares	Amount

Period ended April 30, 2020 (a):
Shares sold	339,009	$3,701,605
Shares issued to shareholders in reinvestment of distributions	2,473	26,304
Shares redeemed	(24,720)	(270,437)

Net increase (decrease)	316,762	$3,457,472

(a) The inception date of the class was November 1, 2019.

Note 10–Recent Accounting Pronouncements

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the

40	MainStay MacKay California Tax Free Opportunities Fund

removal and modifications of certain fair value measurement disclosures, which are currently in place as of April 30, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2020, events and transactions subsequent to April 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19 is uncertain and could adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

41

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay MacKay California Tax Free Opportunities Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to the Fund’s shareholders.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity

42	MainStay MacKay California Tax Free Opportunities Fund

to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).

The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Fund. The Board evaluated MacKay’s experience in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay, and New York Life Investments’ and MacKay’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments and MacKay believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, generally placing greater emphasis on the Fund’s long-term performance track record. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to MacKay as well as discussions between the

43

Board Consideration and Approval of Management Agreement and

Subsidiary Agreement (Unaudited) (continued)

Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay

The Board considered information provided by New York Life Investments and MacKay with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life

Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and MacKay and their affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional

44	MainStay MacKay California Tax Free Opportunities Fund

separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds. The Board noted that New York Life Investments proposed a management fee breakpoint for the Fund, effective February 28, 2020.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past six years.

Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

45

Discussion of the Operation and Effectiveness of the Fund’s

Liquidity Risk Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund’s liquidity risk. The Board of Trustees of MainStay Funds Trust (the “Board”) designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments and (iii) the Fund’s investment strategy continues to be appropriate for an open-end fund.

In accordance with the Program, the Fund’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

46	MainStay MacKay California Tax Free Opportunities Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

47

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay Short Term Bond Fund4

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund5

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund6

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund7

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund8

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.9

Brussels, Belgium

Candriam Luxembourg S.C.A.9

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC9

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC9

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective August 31, 2020, MainStay MacKay Infrastructure Bond Fund will be renamed MainStay MacKay U.S. Infrastructure Bond Fund.
4.	Formerly known as MainStay Indexed Bond Fund.
5.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
6.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
7.	Effective July 31, 2020, MainStay Growth Allocation Fund will be renamed MainStay Equity Allocation Fund.
8.	Effective July 31, 2020, MainStay Moderate Growth Allocation Fund will be named MainStay Growth Allocation Fund.
9.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1738062 MS086-20	MSCTF10-06/20 (NYLIM) NL237

MainStay MacKay Growth Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Financial markets experienced high levels of volatility in response to the spreading of a novel coronavirus, which causes the disease known as COVID-19, and a sharpening decline in global economic activity during the six months ended April 30, 2020.

After gaining ground during the first three and a half months of the reporting period, most broad stock and bond indices began to dip in late February as a growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crises; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment.

In the United States, with the number of reported U.S. COVID-19 cases continuing to rise, the Federal Reserve (“Fed”) cut interest rates twice and announced unlimited quantitative easing. In late March, the federal government declared a national emergency as unemployment claims increased by 22 million in a four-week period, and Congress passed and the President signed the CARES Act to provide a $2 trillion stimulus package, with the promise of further aid for consumers and businesses to come. Investors generally responded positively to the government’s fiscal and monetary measures, as well as prospects for a gradual lessening of restrictions on non-essential businesses. Accordingly, despite mounting signs of recession and rapidly rising unemployment levels, in April, markets regained some of the ground that they had lost in the previous month.

For the reporting period as a whole, U.S. equity indices produced broadly negative performance. Traditionally more volatile small- and mid-cap stocks were particularly hard hit, and value stocks tended to underperform their growth-oriented counterparts. The energy sector suffered the steepest declines due to weakening demand and an escalating petroleum price war between Saudi Arabia and Russia, the world’s second and third largest petroleum producers after the United States. Most other sectors sustained substantial, though milder losses.

The health care and information technology sectors, both of which rebounded strongly in April, generally ended the reporting period in positive territory. International equities followed patterns similar to those seen in the United States, with a decline in March followed by a partial recovery in April. Overall, however, U.S. stocks ended the reporting period with milder losses than those of most other developed and developing economies.

Fixed-income markets also experienced unusually high levels of volatility. Corporate bonds lost value in March before partly recovering in April, with speculative high-yield credit facing the brunt of risk-off investor sentiment. High-grade municipal bonds dipped briefly in mid-March before regaining most of the lost ground, outperforming lower-grade, higher-yielding municipal securities. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. At the opposite end of the fixed-income risk spectrum, emerging-market debt underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the curve of the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so that they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares* of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

(With sales charges)

Average Annual Total Returns for the Period-Ended April 30, 2020

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	8/7/2006	–3.67 1.93%	–2.18 3.51%	7.46 8.68%	9.73 10.35%	1.06 1.06%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1/18/2013	–3.82 1.77	–2.45 3.23	7.19 8.41	9.15 10.00	1.43 1.43
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within First Six Years of Purchase	With sales charges Excluding sales charges	1/18/2013	–3.49 1.41	–2.50 2.46	7.32 7.62	9.18 9.18	2.18 2.18
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	1/18/2013	0.40 1.38	1.43 2.43	7.60 7.60	9.17 9.17	2.18 2.18
Class I Shares	No Sales Charge		11/2/2009	2.07	3.78	8.94	10.63	0.81
Class R2 Shares	No Sales Charge		1/18/2013	1.88	3.41	8.57	10.12	1.16

*	Previously, the bar chart presented the Fund’s annual returns for Class A shares. Class I shares are presented for consistency across the MainStay Fund complex
1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above if any changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

Russell 1000® Growth Index[4]	6.09%	10.84%	13.34%	14.41%
S&P 500® Index[5]	–3.16	0.86	9.12	11.69
Morningstar Large Growth Category Average[6]	3.33	5.34	10.51	12.28

4.

The Russell 1000® Growth Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The S&P 500® Index is the Fund’s secondary benchmark. “S&P 500®” Index is a trademark of the McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Morningstar Large Growth Category Average is representative of funds that invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. Growth is defined based on fast growth and high valuations. Most of these portfolios focus on companies in rapidly expanding industries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Growth Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2019, to April 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2019, to April 30, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/19	Ending Account Value (Based on Actual Returns and Expenses) 4/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,019.30	$5.27	$1,019.64	$5.27	1.05%

Investor Class Shares	$1,000.00	$1,017.70	$6.72	$1,018.20	$6.72	1.34%

Class B Shares	$1,000.00	$1,014.10	$10.42	$1,014.52	$10.42	2.08%

Class C Shares	$1,000.00	$1,013.80	$10.41	$1,014.52	$10.42	2.08%

Class I Shares	$1,000.00	$1,020.70	$4.02	$1,020.89	$4.02	0.80%

Class R2 Shares	$1,000.00	$1,018.80	$5.77	$1,019.14	$5.77	1.15%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of April 30, 2020 (Unaudited)

Software	17.7%

Internet & Direct Marketing Retail	8.9

Interactive Media & Services	8.6

Technology Hardware, Storage & Peripherals	8.2

IT Services	7.5

Biotechnology	6.1

Health Care Providers & Services	5.8

Semiconductors & Semiconductor Equipment	5.7

Equity Real Estate Investment Trusts	3.3

Capital Markets	2.9

Specialty Retail	2.9

Aerospace & Defense	2.2

Life Sciences Tools & Services	2.1

Food & Staples Retailing	2.0

Entertainment	1.8

Exchange-Traded Fund	1.6

Automobiles	1.2

Electronic Equipment, Instruments & Components	1.2

Health Care Equipment & Supplies	1.2

Pharmaceuticals	1.2

Hotels, Restaurants & Leisure	1.1%

Media	0.9

Professional Services	0.9

Beverages	0.8

Communications Equipment	0.7

Health Care Technology	0.7

Building Products	0.6

Multiline Retail	0.5

Industrial Conglomerates	0.4

Machinery	0.4

Textiles, Apparel & Luxury Goods	0.4

Food Products	0.2

Household Durables	0.2

Road & Rail	0.2

Insurance	0.0	‡

Trading Companies & Distributors	0.0	‡

Short-Term Investment	0.0	‡

Other Assets, Less Liabilities	–0.1

	100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2020 (excluding short-term investment) (Unaudited)

1.	Microsoft Corp.

2.	Apple, Inc.

3.	Amazon.com, Inc.

4.	Alphabet, Inc.

5.	Facebook, Inc., Class A
6.	UnitedHealth Group, Inc.

7.	Mastercard, Inc., Class A

8.	Visa, Inc., Class A

9.	NVIDIA Corp.

10.	iShares Russell 1000 Growth ETF

8	MainStay MacKay Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Migene Kim, CFA, and Mona Patni of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Growth Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2020?

For the six months ended April 30, 2020, Class I shares of MainStay MacKay Growth Fund returned 2.07%, underperforming the 6.09% return of the Fund’s primary benchmark, the Russell 1000® Growth Index and outperforming the –3.16% return of the Fund’s secondary benchmark, the S&P 500® Index. Over the same period, Class I shares underperformed the 3.33% return of the Morningstar Large Growth Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

While the reporting period proved turbulent to navigate with its high levels of volatility and rapid shifts in momentum, the most challenging aspects in terms of the Fund’s relative performance were the events leading up to the market top in February 2020, rather than the post-peak market turmoil. Specifically, the market’s price-indiscriminate behavior, which propelled mega-cap growth stocks to new highs, came at the expense of what the Fund’s investment model identified as attractively priced stocks. As a result, the Fund experienced adverse relative performance due to stock selection, especially in the information technology and consumer discretionary sectors. Momentum signals, which capture historical price trends, performed well, offsetting some of the headwinds from value performance. Quality signals also showed strength, particularly during the market downturn in March. The Fund’s sector positioning relative to the Russell 1000® Growth Index, which favored information technology while underweighting industrials, further mitigated the Fund’s underperformance during the market’s post-downturn recovery.

During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?

The COVID-19 pandemic ended the longest bull market in U.S. history, and injected extreme volatility and high levels of correlation into global capital markets. Equity markets bottomed during the fourth week of March 2020, and went on to rebound strongly in April, as unprecedented policy responses from global central banks and governments helped stabilize markets. Energy stocks were subject to even greater extremes, with West Texas Intermediate crude oil prices falling into negative territory, followed by a dramatic recovery. While the overall level of liquidity diminished as volatility spiked during the market downturn, liquidity improved in April as markets rebounded. This transitory liquidity episode, to be expected during a time of market turmoil, did not materially impact Fund performance given the Fund’s broad diversification and management’s awareness of risk. Execution costs were higher than the historical average due to the uncertainties that faced investors, leading us to pay special attention to the Fund’s implementation costs and other changes to the market liquidity landscape.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance, and which sectors were particularly weak?

During the reporting period, the strongest positive contribution to the Fund’s performance relative to the Russell 1000® Growth Index came from the materials sector. (Contributions take weightings and total returns into account.) During the same period, the weakest contributors to relative performance were the information technology, consumer discretionary and financial sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The individual stocks that made the strongest positive contributions to the Fund’s absolute performance during the reporting period included Internet & direct marketing retailer Amazon.com; systems software developer Microsoft; and technology hardware, storage & peripherals maker Apple. The stocks that detracted most significantly from the Fund’s absolute performance during the same period were aerospace & defense contractor Boeing: hotels, resorts & cruise line operator Norwegian Cruise Line; and life & health insurer Athene.

What were some of the Fund’s largest purchases and sales during the reporting period?

During the reporting period, the Fund’s largest initial purchase was in electric car maker Tesla, while its largest increased position was in Amazon.com, mentioned above. During the same period, the Fund sold its full position in paint and specialized coating manufacturer The Sherwin-Williams Company, while its most significantly reduced position size was in semiconductor maker Texas Instruments.

How did the Fund’s sector and/or country weightings change during the reporting period?

The Fund’s largest increases in sector exposures relative to the Russell 1000® Growth Index were in the health care and real estate sectors. The Fund’s largest decreases in benchmark-relative sector exposures were in consumer discretionary and consumer staples.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

9

How was the Fund positioned at the end of the reporting period?

As of April 30, 2020, the Fund held its largest overweight exposures relative to the Russell 1000® Growth Index to the health care and information technology sectors. As of the same date, the Fund held its most significantly underweight exposures to the industrials and consumer staples sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay Growth Fund

Portfolio of Investments April 30, 2020 (Unaudited)

	Shares	Value
Common Stocks 98.5%†
Aerospace & Defense 2.2%
Boeing Co.	24,187	$3,410,851
Lockheed Martin Corp.	20,432	7,949,274
Northrop Grumman Corp.	5,817	1,923,507
Spirit AeroSystems Holdings, Inc., Class A	85,211	1,888,276
Textron, Inc.	3,257	85,854

		15,257,762

Automobiles 1.2%
Tesla, Inc. (a)	10,955	8,565,495

Beverages 0.8%
Coca-Cola Co.	43,057	1,975,886
PepsiCo., Inc.	27,031	3,575,931

		5,551,817

Biotechnology 6.1%
AbbVie, Inc.	90,969	7,477,652
Alexion Pharmaceuticals, Inc. (a)	4,541	488,021
Alkermes PLC (a)	112,387	1,540,826
Amgen, Inc.	40,395	9,663,292
Biogen, Inc. (a)	13,446	3,991,176
Exelixis, Inc. (a)	193,320	4,774,037
Gilead Sciences, Inc.	52,137	4,379,508
Incyte Corp. (a)	44,925	4,387,376
Regeneron Pharmaceuticals, Inc. (a)	7,217	3,795,276
United Therapeutics Corp. (a)	17,546	1,922,340

		42,419,504

Building Products 0.6%
Trane Technologies PLC	44,596	3,898,582

Capital Markets 2.9%
Evercore, Inc., Class A	63,845	3,294,402
Legg Mason, Inc.	5,991	298,532
LPL Financial Holdings, Inc.	71,965	4,333,732
Moody’s Corp.	17,860	4,356,054
Morningstar, Inc.	5,845	911,586
S&P Global, Inc.	24,212	7,091,211

		20,285,517

Communications Equipment 0.7%
Cisco Systems, Inc.	109,214	4,628,489

Electronic Equipment, Instruments & Components 1.2%
CDW Corp.	38,243	4,237,324
Jabil, Inc.	143,579	4,083,387

		8,320,711

Entertainment 1.8%
Lions Gate Entertainment Corp., Class B (a)	42,033	280,780
Netflix, Inc. (a)	10,558	4,432,776
Roku, Inc. (a)	3,895	472,191

	Shares	Value
Entertainment (continued)
Take-Two Interactive Software, Inc. (a)	30,356	$3,674,594
Zynga, Inc., Class A (a)	483,602	3,646,359

		12,506,700

Equity Real Estate Investment Trusts 3.3%
American Tower Corp.	34,498	8,210,524
Crown Castle International Corp.	20,846	3,323,478
Equinix, Inc.	9,163	6,186,858
SBA Communications Corp.	16,771	4,862,248

		22,583,108

Food & Staples Retailing 2.0%
Costco Wholesale Corp.	31,621	9,581,163
Kroger Co.	114,985	3,634,676
Sprouts Farmers Market, Inc. (a)	37,798	785,442

		14,001,281

Food Products 0.2%
Pilgrim’s Pride Corp. (a)	67,338	1,481,436

Health Care Equipment & Supplies 1.2%
Align Technology, Inc. (a)	22,525	4,839,496
DexCom, Inc. (a)	7,674	2,572,325
Hill-Rom Holdings, Inc.	351	39,484
Insulet Corp. (a)	2,745	548,231
West Pharmaceutical Services, Inc.	2,799	529,739

		8,529,275

Health Care Providers & Services 5.8%
AmerisourceBergen Corp.	47,975	4,301,438
Anthem, Inc.	17,098	4,799,922
Cardinal Health, Inc.	48,809	2,415,069
DaVita, Inc. (a)	46,973	3,711,337
Humana, Inc.	12,418	4,741,441
McKesson Corp.	26,727	3,775,189
UnitedHealth Group, Inc.	55,804	16,320,996

		40,065,392

Health Care Technology 0.7%
Cerner Corp.	66,649	4,624,774

Hotels, Restaurants & Leisure 1.1%
Domino’s Pizza, Inc.	11,990	4,339,541
Starbucks Corp.	30,508	2,340,879
Yum! Brands, Inc.	13,086	1,131,023

		7,811,443

Household Durables 0.2%
NVR, Inc. (a)	353	1,094,300

Industrial Conglomerates 0.4%
Carlisle Cos., Inc.	24,217	2,929,288

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Insurance 0.0%‡
Aon PLC	280	$48,348

Interactive Media & Services 8.6%
Alphabet, Inc. (a)
Class A	11,348	15,282,352
Class C	13,152	17,737,576
Facebook, Inc., Class A (a)	129,642	26,539,014

		59,558,942

Internet & Direct Marketing Retail 8.9%
Amazon.com, Inc. (a)	20,647	51,080,678
Booking Holdings, Inc. (a)	3,148	4,660,834
eBay, Inc.	132,421	5,274,328
Expedia Group, Inc.	5,703	404,799
Qurate Retail, Inc., Series A (a)	39,756	320,235

		61,740,874

IT Services 7.5%
Accenture PLC, Class A	8,158	1,510,780
Akamai Technologies, Inc. (a)	40,508	3,958,037
Booz Allen Hamilton Holding Corp.	53,656	3,940,497
Fidelity National Information Services, Inc.	2,712	357,686
GoDaddy, Inc., Class A (a)	62,838	4,362,842
Leidos Holdings, Inc.	23,026	2,275,199
Mastercard, Inc., Class A	54,616	15,017,761
PayPal Holdings, Inc. (a)	53,654	6,599,442
Visa, Inc., Class A	78,235	13,982,159

		52,004,403

Life Sciences Tools & Services 2.1%
Bruker Corp.	91,211	3,586,417
Charles River Laboratories International, Inc. (a)	26,555	3,841,712
IQVIA Holdings, Inc. (a)	30,600	4,363,254
PRA Health Sciences, Inc. (a)	22,793	2,199,524
Thermo Fisher Scientific, Inc.	1,328	444,455

		14,435,362

Machinery 0.4%
Allison Transmission Holdings, Inc.	78,790	2,863,229

Media 0.9%
Altice U.S.A., Inc., Class A (a)	37,548	975,122
Charter Communications, Inc., Class A (a)	11,374	5,632,746
Comcast Corp., Class A	350	13,170

		6,621,038

Multiline Retail 0.5%
Target Corp.	33,547	3,681,448

Pharmaceuticals 1.2%
Bristol-Myers Squibb Co.	2,117	128,735
Eli Lilly & Co.	18,406	2,846,304

	Shares	Value
Pharmaceuticals (continued)
Merck & Co., Inc.	66,306	$5,260,718

		8,235,757

Professional Services 0.9%
CoreLogic, Inc.	77,038	2,959,800
ManpowerGroup, Inc.	41,010	3,044,582

		6,004,382

Road & Rail 0.2%
Union Pacific Corp.	7,214	1,152,725

Semiconductors & Semiconductor Equipment 5.7%
Advanced Micro Devices, Inc. (a)	14,624	766,151
Applied Materials, Inc.	91,599	4,550,638
Broadcom, Inc.	15,998	4,345,377
Lam Research Corp.	18,948	4,837,045
NVIDIA Corp.	39,209	11,460,007
Qorvo, Inc. (a)	42,557	4,171,863
QUALCOMM, Inc.	100,346	7,894,220
Texas Instruments, Inc.	10,463	1,214,440

		39,239,741

Software 17.7%
Adobe, Inc. (a)	25,914	9,164,227
Alteryx, Inc., Class A (a)	2,105	238,244
Anaplan, Inc. (a)	3,952	161,479
Atlassian Corp. PLC, Class A (a)	13,832	2,150,738
Autodesk, Inc. (a)	28,038	5,246,751
CDK Global, Inc.	66,975	2,630,778
Coupa Software, Inc. (a)	2,932	516,296
Dropbox, Inc., Class A (a)	201,167	4,228,530
Fair Isaac Corp. (a)	10,176	3,591,517
Fortinet, Inc. (a)	39,003	4,202,183
Intuit, Inc.	25,206	6,800,831
Microsoft Corp.	366,027	65,595,699
NortonLifeLock, Inc.	11,344	241,287
Oracle Corp.	24,443	1,294,746
Palo Alto Networks, Inc. (a)	20,953	4,117,474
RingCentral, Inc., Class A (a)	3,386	773,802
salesforce.com, Inc. (a)	38,339	6,209,001
ServiceNow, Inc. (a)	13,581	4,774,265
Zendesk, Inc. (a)	5,132	394,548

		122,332,396

Specialty Retail 2.9%
AutoZone, Inc. (a)	2,999	3,059,940
Best Buy Co., Inc.	54,237	4,161,605
Burlington Stores, Inc. (a)	11,619	2,122,675
Home Depot, Inc.	10,837	2,382,298
O’Reilly Automotive, Inc. (a)	13,225	5,109,346
Tractor Supply Co.	31,684	3,213,708

		20,049,572

12	MainStay MacKay Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Technology Hardware, Storage & Peripherals 8.2%
Apple, Inc.	185,556	$54,516,353
HP, Inc.	141,178	2,189,671

		56,706,024

Textiles, Apparel & Luxury Goods 0.4%
NIKE, Inc., Class B	34,051	2,968,566

Trading Companies & Distributors 0.0%‡
WESCO International, Inc. (a)	3,297	85,293

Total Common Stocks (Cost $465,082,483)		682,282,974

Exchange-Traded Fund 1.6%
iShares Russell 1000 Growth ETF	63,643	10,996,238

Total Exchange-Traded Fund (Cost $10,211,632)		10,996,238

	Shares	Value
Short-Term Investment 0.0%‡
Affiliated Investment Company 0.0%‡
MainStay U.S. Government Liquidity Fund, 0.01% (b)	17,452	$17,452

Total Short-Term Investment (Cost $17,452)		17,452

Total Investments (Cost $475,311,567)	100.1%	693,296,664
Other Assets, Less Liabilities	(0.1)	(576,573)
Net Assets	100.0%	$692,720,091

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Current yield as of April 30, 2020.

The following abbreviation is used in the preceding pages:

ETF—Exchange-Traded Fund

The following is a summary of the fair valuations according to the inputs used as of April 30, 2020, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$682,282,974	$—	$—	$682,282,974
Exchange-Traded Fund	10,996,238	—	—	10,996,238
Short-Term Investment
Affiliated Investment Company	17,452	—	—	17,452

Total Investments in Securities	$693,296,664	$—	$—	$693,296,664

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of April 30, 2020 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $475,294,115)	$693,279,212
Investment in affiliated investment company, at value (identified cost $17,452)	17,452
Receivables:
Dividends	158,637
Fund shares sold	68,454
Securities lending	24
Other assets	62,469

Total assets	693,586,248

Liabilities
Payables:
Manager (See Note 3)	364,381
Transfer agent (See Note 3)	150,520
Fund shares redeemed	130,870
NYLIFE Distributors (See Note 3)	116,978
Shareholder communication	54,666
Professional fees	33,636
Custodian	6,183
Trustees	1,197
Accrued expenses	6,830
Dividend payable	896

Total liabilities	866,157

Net assets	$692,720,091

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$19,505
Additional paid-in capital	492,059,270

492,078,775
Total distributable earnings (loss)	200,641,316

Net assets	$692,720,091

Class A
Net assets applicable to outstanding shares	$434,561,293

Shares of beneficial interest outstanding	12,241,386

Net asset value per share outstanding	$35.50
Maximum sales charge (5.50% of offering price)	2.07

Maximum offering price per share outstanding	$37.57

Investor Class
Net assets applicable to outstanding shares	$102,096,594

Shares of beneficial interest outstanding	2,917,917

Net asset value per share outstanding	$34.99
Maximum sales charge (5.50% of offering price)	2.04

Maximum offering price per share outstanding	$37.03

Class B
Net assets applicable to outstanding shares	$16,186,535

Shares of beneficial interest outstanding	495,471

Net asset value and offering price per share outstanding	$32.67

Class C
Net assets applicable to outstanding shares	$2,829,655

Shares of beneficial interest outstanding	86,655

Net asset value and offering price per share outstanding	$32.65

Class I
Net assets applicable to outstanding shares	$136,987,771

Shares of beneficial interest outstanding	3,761,739

Net asset value and offering price per share outstanding	$36.42

Class R2
Net assets applicable to outstanding shares	$58,243

Shares of beneficial interest outstanding	1,652

Net asset value and offering price per share outstanding (a)	$35.25

(a)	The difference between the recalculated and stated NAV was caused by rounding.

14	MainStay MacKay Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated	$3,990,855
Dividends-affiliated	976
Securities lending	40
Other	19

Total income	3,991,890

Expenses
Manager (See Note 3)	2,420,946
Distribution/Service—Class A (See Note 3)	549,251
Distribution/Service—Investor Class (See Note 3)	131,204
Distribution/Service—Class B (See Note 3)	87,687
Distribution/Service—Class C (See Note 3)	14,997
Distribution/Service—Class R2 (See Note 3)	74
Transfer agent (See Note 3)	459,281
Registration	51,226
Professional fees	46,045
Shareholder communication	37,345
Custodian	14,320
Trustees	8,606
Shareholder service (See Note 3)	29
Miscellaneous	16,854

Total expenses before waiver/reimbursement	3,837,865
Expense waiver/reimbursement from Manager (See Note 3)	(62,791)

Net expenses	3,775,074

Net investment income (loss)	216,816

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	(14,501,823)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	28,094,904

Net realized and unrealized gain (loss) on investments	13,593,081

Net increase (decrease) in net assets resulting from operations	$13,809,897

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the six months ended April 30, 2020 (Unaudited) and the year ended October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$216,816	$1,837,673
Net realized gain (loss) on investments	(14,501,823)	24,123,585
Net change in unrealized appreciation (depreciation) on investments	28,094,904	35,653,377

Net increase (decrease) in net assets resulting from operations	13,809,897	61,614,635

Distributions to shareholders:
Class A	(15,403,716)	(39,089,823)
Investor Class	(3,676,176)	(9,719,648)
Class B	(628,523)	(2,226,518)
Class C	(104,423)	(470,307)
Class I	(5,087,745)	(8,223,341)
Class R2	(2,047)	(5,344)

Total distributions to shareholders	(24,902,630)	(59,734,981)

Capital share transactions:
Net proceeds from sale of shares	22,060,656	147,078,395
Net asset value of shares issued to shareholders in reinvestment of distributions	24,744,914	59,305,848
Cost of shares redeemed	(51,802,161)	(156,159,398)

Increase (decrease) in net assets derived from capital share transactions	(4,996,591)	50,224,845

Net increase (decrease) in net assets	(16,089,324)	52,104,499

Net Assets
Beginning of period	708,809,415	656,704,916

End of period	$692,720,091	$708,809,415

16	MainStay MacKay Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,

Class A	2020*	2019	2018	2017	2016		2015

Net asset value at beginning of period	$36.07	$36.41	$34.18	$29.07	$32.33		$33.75

Net investment income (loss) (a)	0.01	0.10	0.09	0.12	(0.04)		(0.12)

Net realized and unrealized gain (loss) on investments	0.70	2.87	3.47	7.39	(0.97)		1.68

Total from investment operations	0.71	2.97	3.56	7.51	(1.01)		1.56

Less distributions:

From net investment income	(0.15)	(0.06)	(0.02)	—	—		—

From net realized gain on investments	(1.13)	(3.25)	(1.31)	(2.40)	(2.25)		(2.98)

Total distributions	(1.28)	(3.31)	(1.33)	(2.40)	(2.25)		(2.98)

Net asset value at end of period	$35.50	$36.07	$36.41	$34.18	$29.07		$32.33

Total investment return (b)	1.93%	8.90%	10.74%	27.88%	(3.39%)		4.83%

Ratios of net investment income (loss) to average net assets:

Before waivers and reimbursements	0.08%††	0.30%	0.23%	0.39%	(0.15%)		(0.38%)

After expense waivers and reimbursements	0.08%††	0.30%	0.23%	0.39%	(0.14	%)(c)	(0.36%)

Ratios of expenses to average net assets:

Before waivers/reimbursements (d)	1.05%††	1.06%	1.06%	1.09%	1.16%		1.19%

After waivers/reimbursements (d)	1.05%††	1.06%	1.06%	1.09%	1.15	% (e)	1.17%

Portfolio turnover rate	105%	153%	116%	139%	137%		118%

Net assets at end of period (in 000’s)	$434,561	$436,508	$431,854	$391,245	$260,670		$294,445

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.15)%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses After expense waivers and reimbursements would have been 1.16%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Investor Class	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$35.53		$35.94	$33.82	$28.86	$32.17	$33.64

Net investment income (loss) (a)	(0.03)		0.01	0.00 ‡	0.06	(0.10)	(0.16)

Net realized and unrealized gain (loss) on investments	0.68		2.83	3.43	7.30	(0.96)	1.67

Total from investment operations	0.65		2.84	3.43	7.36	(1.06)	1.51

Less distributions:

From net investment income	(0.06)		—	—	—	—	—

From net realized gain on investments	(1.13)		(3.25)	(1.31)	(2.40)	(2.25)	(2.98)

Total distributions	(1.19)		(3.25)	(1.31)	(2.40)	(2.25)	(2.98)

Net asset value at end of period	$34.99		$35.53	$35.94	$33.82	$28.86	$32.17

Total investment return (b)	1.77%		8.61%	10.47%	27.54%	(3.60%)	4.72%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.20	%)††	0.03%	0.01%	0.21%	(0.34%)	(0.51%)

Net expenses (c)	1.34	% ††	1.33%	1.31%	1.35%	1.35%	1.32%

Expenses (before waiver/reimbursement) (c)	1.43	% ††	1.42%	1.37%	1.35%	1.35%	1.32%

Portfolio turnover rate	105%		153%	116%	139%	137%	118%

Net assets at end of period (in 000’s)	$102,097		$110,762	$108,043	$134,867	$200,772	$224,402

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,

Class B	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$33.31		$34.13	$32.42	$27.95	$31.45	$33.18

Net investment income (loss) (a)	(0.15)		(0.22)	(0.26)	(0.16)	(0.30)	(0.40)

Net realized and unrealized gain (loss) on investments	0.64		2.65	3.28	7.03	(0.95)	1.65

Total from investment operations	0.49		2.43	3.02	6.87	(1.25)	1.25

Less distributions:

From net realized gain on investments	(1.13)		(3.25)	(1.31)	(2.40)	(2.25)	(2.98)

Net asset value at end of period	$32.67		$33.31	$34.13	$32.42	$27.95	$31.45

Total investment return (b)	1.41%		7.79%	9.63%	26.61%	(4.30%)	3.91%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.94	%)††	(0.69%)	(0.74%)	(0.56%)	(1.09%)	(1.26%)

Net expenses (c)	2.08	% ††	2.08%	2.06%	2.10%	2.10%	2.07%

Expenses (before waiver/reimbursement) (c)	2.19	% ††	2.18%	2.12%	2.10%	2.10%	2.07%

Portfolio turnover rate	105%		153%	116%	139%	137%	118%

Net assets at end of period (in 000’s)	$16,187		$18,749	$23,554	$30,064	$33,468	$43,403

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay MacKay Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class C	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$33.30		$34.12	$32.41	$27.94	$31.44	$33.17

Net investment income (loss) (a)	(0.16)		(0.21)	(0.27)	(0.17)	(0.31)	(0.39)

Net realized and unrealized gain (loss) on investments	0.64		2.64	3.29	7.04	(0.94)	1.64

Total from investment operations	0.48		2.43	3.02	6.87	(1.25)	1.25

Less distributions:

From net realized gain on investments	(1.13)		(3.25)	(1.31)	(2.40)	(2.25)	(2.98)

Net asset value at end of period	$32.65		$33.30	$34.12	$32.41	$27.94	$31.44

Total investment return (b)	1.38%		7.80%	9.63%	26.62%	(4.34%)	3.94%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.95	%)††	(0.67%)	(0.77%)	(0.58%)	(1.10%)	(1.25%)

Net expenses (c)	2.08	% ††	2.08%	2.06%	2.10%	2.10%	2.07%

Expenses (before waiver/reimbursement) (c)	2.19	% ††	2.18%	2.12%	2.10%	2.10%	2.07%

Portfolio turnover rate	105%		153%	116%	139%	137%	118%

Net assets at end of period (in 000’s)	$2,830		$3,144	$5,331	$4,884	$4,831	$5,265

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	Year ended October 31,

Class I	2020*	2019	2018	2017	2016	2015

Net asset value at beginning of period	$37.01	$37.28	$34.96	$29.62	$32.83	$34.14

Net investment income (loss) (a)	0.06	0.19	0.18	0.20	(0.02)	(0.04)

Net realized and unrealized gain (loss) on investments	0.72	2.95	3.55	7.54	(0.94)	1.71

Total from investment operations	0.78	3.14	3.73	7.74	(0.96)	1.67

Less distributions:

From net investment income	(0.24)	(0.16)	(0.10)	—	—	—

From net realized gain on investments	(1.13)	(3.25)	(1.31)	(2.40)	(2.25)	(2.98)

Total distributions	(1.37)	(3.41)	(1.41)	(2.40)	(2.25)	(2.98)

Net asset value at end of period	$36.42	$37.01	$37.28	$34.96	$29.62	$32.83

Total investment return (b)	2.07%	9.18%	11.03%	28.16%	(3.17%)	5.12%

Ratios of net investment income (loss) to average net assets:

Before waivers and reimbursements	0.33%††	0.53%	0.49%	0.62%	(0.12%)	(0.13%)

After expense waivers and reimbursements	0.33%††	0.53%	0.49%	0.62%	(0.07%)	(0.11%)

Ratios of expenses to average net assets:

Before waivers/reimbursements (c)	0.80%††	0.81%	0.81%	0.83%	0.98%	0.94%

After waivers/reimbursements (c)	0.80%††	0.81%	0.81%	0.83%	0.92%	0.92%

Portfolio turnover rate	105%	153%	116%	139%	137%	118%

Net assets at end of period (in 000’s)	$136,988	$139,588	$87,866	$87,115	$15,473	$531,981

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class R2	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$35.81		$36.16	$33.97	$28.94	$32.22	$33.68

Net investment income (loss) (a)	(0.00	)‡	0.07	0.05	0.09	(0.06)	(0.15)

Net realized and unrealized gain (loss) on investments	0.69		2.86	3.45	7.34	(0.97)	1.67

Total from investment operations	0.69		2.93	3.50	7.43	(1.03)	1.52

Less distributions:

From net investment income	(0.12)		(0.03)	—	—	—	—

From net realized gain on investments	(1.13)		(3.25)	(1.31)	(2.40)	(2.25)	(2.98)

Total distributions	(1.25)		(3.28)	(1.31)	(2.40)	(2.25)	(2.98)

Net asset value at end of period	$35.25		$35.81	$36.16	$33.97	$28.94	$32.22

Total investment return (b)	1.88%		8.81%	10.64%	27.72%	(3.46%)	4.72%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.02	%)††	0.21%	0.13%	0.31%	(0.23%)	(0.48%)

Net expenses (c)	1.15	% ††	1.16%	1.16%	1.19%	1.24%	1.29%

Portfolio turnover rate	105%		153%	116%	139%	137%	118%

Net assets at end of period (in 000’s)	$58		$59	$58	$52	$38	$34

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

20	MainStay MacKay Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-one funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Growth Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has seven classes of shares registered for sale. Investor Class, Class B, Class C and Class R2 were first offered as of the close of business on January 18, 2013. Class A shares commenced operations on August 7, 2006. Class I shares commenced operations on November 2, 2009. Class R6 shares were registered for sale effective as of February 28, 2017. As of April 30, 2020, Class R6 were not yet offered for sale.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I and Class R2 shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under a distribution plan pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class R2 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such

21

Notes to Financial Statements (Unaudited) (continued)

methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2020 is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2020, no securities held by the Fund were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use

22	MainStay MacKay Growth Fund

of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of April 30, 2020, the Fund did not hold any repurchase agreements.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on

23

Notes to Financial Statements (Unaudited) (continued)

behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2020, the Fund did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $500 million; 0.65% from $500 million to $1 billion; 0.625% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the six-month period ended April 30, 2020, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.69%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 1.09% of average daily net assets of the Fund’s Class I shares. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) applicable to Class I shares do not exceed 0.92% of its average daily net assets of the Fund’s Class I shares. This voluntary waiver or reimbursement may be discontinued at any time without notice.

During the six-month period ended April 30, 2020, New York Life Investments earned fees from the Fund in the amount of $2,420,946 and waived its fees and/or reimbursed expenses, including the voluntary waiver/reimbursement of certain class specific expenses in the amount of $62,791 and paid the Subadvisor in the amount of $1,179,077.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-

owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and

24	MainStay MacKay Growth Fund

Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 shares. This is in addition to any fees paid under the Class R2 Plan.

During the six-month period ended April 30, 2020, shareholder service fees incurred by the Fund were as follows:

Class R2	$29

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2020 were $15,025 and $6,280, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares during the six-month period ended April 30, 2020, of $11, $6, $2,802 and $192, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. Effective November 1, 2019, New York Life Investments contractually agreed to limit the transfer agency expenses charged to each of the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis (excluding small account fees) after deducting any other applicable expense cap reimbursements or transfer agency waivers. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2020, transfer agent expenses incurred by the Fund and any applicable waivers were as follows:

Class	Expense	Waived
Class A	$133,768	$—
Investor Class	235,634	(51,948)
Class B	39,950	(9,260)
Class C	6,832	(1,583)
Class I	43,079	—
Class R2	18	—

(E)  Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period

MainStay U.S. Government Liquidity Fund	$29	$19,048	$(19,060)	$—	$—	$17	$1	$—	17

(F)  Capital.  As of April 30, 2020, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R2	$50,465	86.6%

Note 4–Federal Income Tax

As of April 30, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative con-

tracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$476,992,602	$231,644,127	$(15,340,065)	$216,304,062

25

Notes to Financial Statements (Unaudited) (continued)

During the year ended October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019

Distributions paid from:
Ordinary Income	$29,876,958
Long-Term Capital Gain	29,858,023
Total	$59,734,981

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2020, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2020, purchases and sales of securities, other than short-term securities, were $740,454 and $770,111, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended April 30, 2020 and the year ended October 31, 2019, were as follows:

Class A	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	172,876	$6,067,168
Shares issued to shareholders in reinvestment of distributions	425,258	15,262,561
Shares redeemed	(701,654)	(24,771,228)

Net increase (decrease) in shares outstanding before conversion	(103,520)	(3,441,499)
Shares converted into Class A (See Note 1)	276,930	10,057,930
Shares converted from Class A (See Note 1)	(33,131)	(1,158,388)

Net increase (decrease)	140,279	$5,458,043

Year ended October 31, 2019:
Shares sold	1,228,978	$43,512,659
Shares issued to shareholders in reinvestment of distributions	1,159,911	38,706,235
Shares redeemed	(2,262,231)	(78,734,527)

Net increase (decrease) in shares outstanding before conversion	126,658	3,484,367
Shares converted into Class A (See Note 1)	212,425	7,236,196
Shares converted from Class A (See Note 1)	(99,369)	(3,391,088)

Net increase (decrease)	239,714	$7,329,475

Investor Class	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	38,220	$1,337,743
Shares issued to shareholders in reinvestment of distributions	103,520	3,666,605
Shares redeemed	(117,792)	(4,127,121)

Net increase (decrease) in shares outstanding before conversion	23,948	877,227
Shares converted into Investor Class (See Note 1)	17,255	585,280
Shares converted from Investor Class (See Note 1)	(241,009)	(8,719,382)

Net increase (decrease)	(199,806)	$(7,256,875)

Year ended October 31, 2019:
Shares sold	364,193	$12,722,734
Shares issued to shareholders in reinvestment of distributions	294,183	9,693,220
Shares redeemed	(570,354)	(19,673,873)

Net increase (decrease) in shares outstanding before conversion	88,022	2,742,081
Shares converted into Investor Class (See Note 1)	143,240	4,784,809
Shares converted from Investor Class (See Note 1)	(120,074)	(4,079,243)

Net increase (decrease)	111,188	$3,447,647

26	MainStay MacKay Growth Fund

Class B	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	2,596	$80,916
Shares issued to shareholders in reinvestment of distributions	18,907	627,151
Shares redeemed	(34,293)	(1,127,191)

Net increase (decrease) in shares outstanding before conversion	(12,790)	(419,124)
Shares converted from Class B (See Note 1)	(54,577)	(1,720,415)

Net increase (decrease)	(67,367)	$(2,139,539)

Year ended October 31, 2019:
Shares sold	170,458	$5,626,071
Shares issued to shareholders in reinvestment of distributions	71,379	2,219,881
Shares redeemed	(245,861)	(8,022,985)

Net increase (decrease) in shares outstanding before conversion	(4,024)	(177,033)
Shares converted from Class B (See Note 1)	(123,319)	(3,835,165)

Net increase (decrease)	(127,343)	$(4,012,198)

Class C	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	4,711	$152,141
Shares issued to shareholders in reinvestment of distributions	3,102	102,837
Shares redeemed	(15,003)	(502,488)

Net increase (decrease) in shares outstanding before conversion	(7,190)	(247,510)
Shares converted from Class C (See Note 1)	(570)	(18,100)

Net increase (decrease)	(7,760)	$(265,610)

Year ended October 31, 2019:
Shares sold	33,392	$1,058,788
Shares issued to shareholders in reinvestment of distributions	15,030	467,279
Shares redeemed	(86,312)	(2,715,460)

Net increase (decrease) in shares outstanding before conversion	(37,890)	(1,189,393)
Shares converted from Class C (See Note 1)	(23,938)	(742,206)

Net increase (decrease)	(61,828)	$(1,931,599)

Class I	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	436,371	$14,420,852
Shares issued to shareholders in reinvestment of distributions	138,219	5,083,713
Shares redeemed	(611,321)	(21,269,820)

Net increase in shares outstanding before conversion	(36,731)	(1,765,255)
Shares converted into Class I (See Note 1)	27,158	973,075

Net increase (decrease)	(9,573)	$(792,180)

Year ended October 31, 2019:
Shares sold	2,525,805	$84,153,853
Shares issued to shareholders in reinvestment of distributions	240,453	8,213,889
Shares redeemed	(1,352,577)	(47,004,179)

Net increase (decrease) in shares outstanding before conversion	1,413,681	45,363,563
Shares converted into Class I (See Note 1)	773	26,697

Net increase (decrease)	1,414,454	$45,390,260

Class R2	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	52	$1,836
Shares issued to shareholders in reinvestment of distributions	57	2,047
Shares redeemed	(116)	(4,313)

Net increase (decrease)	(7)	$(430)

Year ended October 31, 2019:
Shares sold	128	$4,290
Shares issued to shareholders in reinvestment of distributions	161	5,344
Shares redeemed	(245)	(8,374)

Net increase (decrease)	44	$1,260

Note 10–Recent Accounting Pronouncements

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of April 30, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2020, events and transactions subsequent to April 30, 2020, through the date the financial statements were issued have been evaluated by the Manager,

27

Notes to Financial Statements (Unaudited) (continued)

for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quar-

antines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19 is uncertain and could adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

28	MainStay MacKay Growth Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay MacKay Growth Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to the Fund’s shareholders.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).

The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Fund. The Board evaluated MacKay’s experience in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay, and New York Life Investments’ and MacKay’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments and MacKay believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, generally placing greater emphasis on the Fund’s long-term performance track record. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to MacKay as well as discussions between the

30	MainStay MacKay Growth Fund

Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering the investment performance of the Fund, the Board noted that the Fund underperformed its peer funds for the one-, three-, five- and ten-year periods ended July 31, 2019. The Board considered its discussions with representatives from New York Life Investments and MacKay regarding the Fund’s investment performance relative to that of its benchmark index and peer funds.

Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay

The Board considered information provided by New York Life Investments and MacKay with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and MacKay and their affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past six years.

Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

32	MainStay MacKay Growth Fund

Discussion of the Operation and Effectiveness of the Fund’s Liquidity Risk

Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund’s liquidity risk. The Board of Trustees of MainStay Funds Trust (the “Board”) designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments and (iii) the Fund’s investment strategy continues to be appropriate for an open-end fund.

In accordance with the Program, the Fund’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

33

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

34	MainStay MacKay Growth Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay Short Term Bond Fund4

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund5

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund6

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund7

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund8

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.9

Brussels, Belgium

Candriam Luxembourg S.C.A.9

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC9

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC9

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective August 31, 2020, MainStay MacKay Infrastructure Bond Fund will be renamed MainStay MacKay U.S. Infrastructure Bond Fund.
4.	Formerly known as MainStay Indexed Bond Fund.
5.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
6.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
7.	Effective July 31, 2020, MainStay Growth Allocation Fund will be renamed MainStay Equity Allocation Fund.
8.	Effective July 31, 2020, MainStay Moderate Growth Allocation Fund will be named MainStay Growth Allocation Fund.
9.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1737427 MS086-20	MSG10-06/20 (NYLIM) NL223

MainStay MacKay High Yield Municipal Bond Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Financial markets experienced high levels of volatility in response to the spreading of a novel coronavirus, which causes the disease known as COVID-19, and a sharpening decline in global economic activity during the six months ended April 30, 2020.

After gaining ground during the first three and a half months of the reporting period, most broad stock and bond indices began to dip in late February as a growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crises; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment.

In the United States, with the number of reported U.S. COVID-19 cases continuing to rise, the Federal Reserve (“Fed”) cut interest rates twice and announced unlimited quantitative easing. In late March, the federal government declared a national emergency as unemployment claims increased by 22 million in a four-week period, and Congress passed and the President signed the CARES Act to provide a $2 trillion stimulus package, with the promise of further aid for consumers and businesses to come. Investors generally responded positively to the government’s fiscal and monetary measures, as well as prospects for a gradual lessening of restrictions on non-essential businesses. Accordingly, despite mounting signs of recession and rapidly rising unemployment levels, in April, markets regained some of the ground that they had lost in the previous month.

For the reporting period as a whole, U.S. equity indices produced broadly negative performance. Traditionally more volatile small- and mid-cap stocks were particularly hard hit, and value stocks tended to underperform their growth-oriented counterparts. The energy sector suffered the steepest declines due to weakening demand and an escalating petroleum price war between Saudi Arabia and Russia, the world’s second and third largest petroleum producers after the United States. Most other sectors sustained substantial, though milder losses.

The health care and information technology sectors, both of which rebounded strongly in April, generally ended the reporting period in positive territory. International equities followed patterns similar to those seen in the United States, with a decline in March followed by a partial recovery in April. Overall, however, U.S. stocks ended the reporting period with milder losses than those of most other developed and developing economies.

Fixed-income markets also experienced unusually high levels of volatility. Corporate bonds lost value in March before partly recovering in April, with speculative high-yield credit facing the brunt of risk-off investor sentiment. High-grade municipal bonds dipped briefly in mid-March before regaining most of the lost ground, outperforming lower-grade, higher-yielding municipal securities. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. At the opposite end of the fixed-income risk spectrum, emerging-market debt underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the curve of the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so that they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2020

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	3/31/2010	–11.38 –7.21%	–7.71 –3.36%	2.61 3.56%	5.60 6.09%	0.86 0.86%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	3/31/2010	–11.40 –7.23	–7.80 –3.46	2.59 3.54	5.57 6.05	0.87 0.87
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	3/31/2010	–8.49 –7.58	–5.04 –4.11	2.77 2.77	5.26 5.26	1.62 1.62
Class I Shares	No Sales Charge		3/31/2010	–7.09	–3.20	3.82	6.34	0.61
Class R6 Shares	No Sales Charge		11/1/2019	–7.10	N/A	N/A	N/A	0.56

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

Bloomberg Barclays Municipal Bond Index[3]	–1.33%	2.16%	3.04%	3.89%

Bloomberg Barclays High Yield Municipal Bond Index	–9.41	–4.63	3.57	5.44
High Yield Municipal Bond Composite Index[4]	–6.18	–1.88	3.38	4.84
Morningstar High Yield Muni Category Average[5]	–7.63	–3.75	2.62	4.45

3.

The Bloomberg Barclays Municipal Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays Municipal Bond Index is considered representative of the broad based market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The High Yield Municipal Bond Composite Index is the Fund’s secondary benchmark. The High Yield Municipal Bond Composite Index consists of the Bloomberg Barclays High Yield Municipal Bond Index and the Bloomberg Barclays Municipal Bond Index weighted 60%/40%, respectively. The

Bloomberg Barclays High Yield Municipal Bond Index is made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.

The Morningstar High Yield Muni Category Average is representative of funds that invest a substantial portion of assets in high-income municipal securities that are not rated or that are rated at the level of or below BBB by a major ratings agency such as Standard & Poor’s or Moody’s. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay High Yield Municipal Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay High Yield Municipal Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2019, to April 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2019, to April 30, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/19	Ending Account Value (Based on Actual Returns and Expenses) 4/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$927.90	$4.12	$1,020.59	$4.32	0.86%

Investor Class Shares	$1,000.00	$927.70	$4.17	$1,020.54	$4.37	0.87%

Class C Shares	$1,000.00	$924.20	$7.75	$1,016.81	$8.12	1.62%

Class I Shares	$1,000.00	$929.10	$2.93	$1,021.83	$3.07	0.61%

Class R6 Shares	$1,000.00	$929.00	$2.69	$1,022.08	$2.82	0.56%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of April 30, 2020 (Unaudited)

Illinois	11.3%

California	10.1

Puerto Rico	9.4

Texas	7.6

New Jersey	6.3

Ohio	5.9

Pennsylvania	4.0

New York	3.9

Colorado	3.2

District of Columbia	2.7

Wisconsin	2.6

Michigan	2.4

Florida	2.3

Minnesota	2.0

Virginia	2.0

Massachusetts	1.9

Georgia	1.7

U.S. Virgin Islands	1.6

Kentucky	1.4

Arizona	1.2

South Carolina	1.2

Guam	1.1

Alabama	0.9

North Carolina	0.8

Tennessee	0.8

Connecticut	0.7

Delaware	0.7

Indiana	0.7

Iowa	0.7

Alaska	0.6%

Hawaii	0.6

Maryland	0.6

North Dakota	0.6

Missouri	0.5

Oregon	0.5

Washington	0.5

Kansas	0.4

Oklahoma	0.4

West Virginia	0.4

Arkansas	0.3

Louisiana	0.3

Nevada	0.3

Rhode Island	0.3

Utah	0.3

New Hampshire	0.2

New Mexico	0.1

Maine	0.1

Montana	0.1

South Dakota	0.1

Vermont	0.1

Idaho	0.0	‡

Nebraska	0.0	‡

Mississippi	0.0	‡

Multi-State	0.0	‡

Wyoming	0.0	‡

Other Assets, Less Liabilities	1.6

	100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of April 30, 2020 (Unaudited)

1.	Golden State Tobacco Securitization Corp., Revenue Bonds, (zero coupon)–5.25%, due 6/1/36–6/1/47

2.	Puerto Rico Sales Tax Financing Corp., Revenue Bonds, (zero coupon)–5.00%, due 7/1/27–7/1/58

3.	Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, 4.00%–5.00%, due 6/1/48–6/1/55

4.	State of New Jersey, General Obligation Unlimited Notes, 4.00%, due 9/25/20

5.	State of Illinois, Unlimited General Obligation, 3.25%–5.50%, due 11/1/20–12/1/41
6.	Nuveen AMT-Free Quality Municipal Income Fund, 0.95%, due 3/1/29

7.	Chicago Board of Education, Unlimited General Obligation, 5.00%–7.00%, due 12/1/31–12/1/46

8.	Duluth Economic Development Authority Health Care Facilities, Essentia Health Obligated Group, Revenue Bonds, 5.00%–5.25%, due 2/15/48–2/15/58

9.	Metropolitan Washington Airports Authority Dulles Toll Road, Metrorail & Capital Improvement Project, Revenue Bonds, 4.00%, due 10/1/44–10/1/53

10.	Tobacco Settlement Financing Corp., Revenue Bonds, (zero coupon)–5.00%, due 6/1/46–6/1/52

8	MainStay MacKay High Yield Municipal Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer and Frances Lewis of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay High Yield Municipal Bond Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2020?

For the six months ended April 30, 2020, Class I shares of MainStay MacKay High Yield Municipal Bond Fund returned –7.09%, underperforming the –1.33% return of the Fund’s primary benchmark, the Bloomberg Barclays Municipal Bond Index. During the same period, Class I shares outperformed the –9.41% return of the Fund’s secondary benchmark, the Bloomberg Barclays High Yield Municipal Bond Index, and underperformed the –6.18% return of the High Yield Municipal Bond Composite Index, an additional benchmark of the Fund. For the six months ended April 30, 2020, Class I shares outperformed the –7.63% return of the Morningstar High Yield Muni Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

During the reporting period, the below-investment-grade, tax-exempt segment of the market underperformed the investment-grade segment, and the municipal market underperformed the taxable bond market. Bonds with short-end maturities outperformed those with long-end maturities, while among ratings categories higher-quality bonds outperformed their lower-quality counterparts. Among territory-issued bonds,2 securities from the U.S. Virgin Islands posted positive returns, while among the states, bonds from Maryland and Washington outperformed the overall municipal market while those from Illinois and Colorado underperformed.

The Fund’s performance relative to the Bloomberg Barclays Municipal Bond Index suffered primarily due to security selection and an overweight allocation to non-investment-grade bonds. Exposure to bonds maturing in 20 years and longer further detracted from the Fund’s relative results.

During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?

The rapid expansion of the COVID-19 pandemic in March 2020 resulted in a significant risk-off reaction in global financial markets. The municipal bond market’s response to the crisis reflected the significant disruption the virus caused to our economy, the financial markets and, of course, our personal lives. In March and April, municipal volatility surged and credit spreads widened. The extreme volatility in the municipal market was primarily due to a liquidity squeeze exacerbated by a sharp repricing of credit risk. Market technical conditions were upended as investors in municipal bond mutual funds and exchange-traded funds sought to exit a market that offered little liquidity, resulting in severe price declines. During this time, yields of variable-rate demand notes spiked to over 9% and the new-issue market was shut down. Credit spreads3 widened as market participants attempted to discount the impact of an abrupt shutdown of the U.S. economy. Notably, high-yield municipal bonds experienced extreme price swings exceeding 10 points in a day for some bonds. (A point represents one percent of a bond’s face value.) In our view, leveraged open-end mutual funds that were ill-prepared to meet shareholder redemptions contributed to municipal market volatility as they resorted to forced sales.

The pandemic produced a significant credit shift in the municipal market. With mandatory stay-at-home requirements and the closing of large segments of the economy, including travel, leisure and retail, the economic conditions of state and local governments and related entities came into question. Fortunately, the municipal market’s credit condition at the start of 2020 was at an all-time high as state governments had accumulated large reserves due to record tax revenues in the wake of the Great Recession of 2007-2009. Nevertheless, as of the end of the reporting period, we believe that several municipal “front-line” sectors, including infrastructure, hospitals, state and local governments, and higher education, are likely to be the sectors most immediately impacted by the pandemic-related economic slowdown. We expect the magnitude of the impact to be a function of the duration and the severity of the crisis, as well as the specific geographic location of the credits and the potential for Federal assistance in some cases.

The Fund increased its overall credit quality and liquidity in 2019, reflecting our opinion that spreads on lower-quality, tax-exempt bonds had collapsed to a level that was not compensating investors for risk. While strong technicals in the municipal market continued to push spread products4 tighter in January and February of 2020, in March the pandemic drove the prices of most securities sharply lower, particularly BBB5 and lower-rated bonds, as individual investors looked to cash out of the market. This more than erased price gains achieved through the first two months of the year. Many levered, open-end mutual funds and ETFs were forced to sell bonds into

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.	Territory-issued bonds are debt securities issued by a U.S. territory, such as Puerto Rico, which are exempt from federal income tax.
3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

4.	The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.
5.

An obligation rated ‘BBB’ by Standard & Poor’s (“S&P”) is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

9

an illiquid market during March in order to meet redemptions. However, the Fund held more than 10% cash equivalent securities at the beginning of March and was never forced to sell long-term investments to meet redemptions. Accordingly, the Fund was in a position to invest in credits that had dramatically repriced lower due to the liquidity squeeze.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund was hedged with a combination of 10-year and 30-year U.S. Treasury futures during the reporting period. This positioning did not have a material impact on performance.

What was the Fund’s duration6 strategy during the reporting period?

The Fund’s duration was targeted to remain in a neutral range relative to the municipal bonds in which the Fund can invest, as outlined in its prospectus. In addition to investment-grade bonds, the Fund normally invests a substantial amount of its assets in municipal securities rated below investment grade. As the Fund’s investable universe is broader than that of the Bloomberg Barclays Municipal Bond Index, the Fund’s duration may also differ from the benchmark’s duration. As of April 30, 2020, the Fund’s modified duration to worst7 was 8.3 years while the benchmark’s modified duration to worst was 4.9 years.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, the strongest positive contribution to performance relative to the Bloomberg Barclays Municipal Bond Index came from the Fund’s tobacco sector exposure. (Contributions take weightings and total returns into account.) Overweight exposure to bonds rated BBB and lower in all sectors other than tobacco detracted from the Fund’s relative performance due to the severe repricing of risk that occurred in March and April 2020.

What were some of the Fund’s largest purchases and sales during the reporting period?

The Fund remains focused on diversification and liquidity, so no individual transaction was considered significant.

How did the Fund’s sector weighting change during the reporting period?

Although there were no material changes in the Fund’s sector exposure during the reporting period, the Fund did slightly increase its exposure to the transportation, state general obligation, and leasing sectors, while trimming its exposure to the hospital, IDR/PCR (industry development revenue/pollution control revenue) and special tax sectors. Among state and district exposures, the Fund increased its allocations to bonds from New Jersey and the District of Columbia while decreasing allocations to bonds from Georgia, New York and Illinois. Regarding maturities, the Fund increased its exposure to bonds maturing in more than 30 years and less than 1 year, while decreasing its exposure to bonds maturing in 10 to 15 years. From the perspective of credit quality, the Fund increased its exposure to credits rated A, BB and B, and decreased its exposure to credits rated C.8

How was the Fund positioned at the end of the reporting period?

As of April 30, 2020, the Fund held overweight positions relative to the Bloomberg Barclays Municipal Bond Index in bonds rated BBB or lower. In addition, the Fund held relatively overweight exposure to the hospital and tobacco sectors, and relatively underweight exposure to the state and local general obligations sectors. Lastly, the Fund held overweight positions in bonds from Puerto Rico and Illinois, and underweight positions in bonds from New York and California.

6.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

7.

Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

8

An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BB’ by S&P is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. An obligation rated ‘C’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay High Yield Municipal Bond Fund

Portfolio of Investments April 30, 2020 (Unaudited)

	Principal Amount	Value
Municipal Bonds 98.3%† Long-Term Municipal Bonds 93.3%
Alabama 0.8%
Alabama Special Care Facilities Financing Authority-Birmingham AL, Methodist Home for the Aging, Revenue Bonds Series S 5.75%, due 6/1/45	$1,250,000	$1,166,813
County of Jefferson AL, Sewer, Revenue Bonds
Senior Lien-Series A, Insured: AGM 5.50%, due 10/1/53	11,960,000	13,259,334
Series D 6.00%, due 10/1/42	2,500,000	2,852,850
Homewood Educational Building Authority, Samford University Project, Revenue Bonds
Series A 4.00%, due 12/1/33	400,000	418,944
Series A 4.00%, due 12/1/35	1,000,000	1,037,790
Series A 4.00%, due 12/1/36	615,000	635,590
Series A 4.00%, due 12/1/37	650,000	669,409
Series A 4.00%, due 12/1/39	1,760,000	1,802,310
Series A 4.00%, due 12/1/41	2,750,000	2,800,353
Montgomery Educational Building Authority, Faulkner University, Revenue Bonds Series A 5.00%, due 10/1/43	5,080,000	5,080,813
Prichard Water Works & Sewer Board, Revenue Bonds 4.00%, due 11/1/49	3,000,000	3,083,430
Tuscaloosa County Industrial Development Authority, Hunt Refining Project, Revenue Bonds (a)
Series A 4.50%, due 5/1/32	5,000,000	4,716,150
Series A 5.25%, due 5/1/44	14,000,000	13,924,260

		51,448,046

Alaska 0.6%
Alaska Industrial Development & Export Authority, Tanana Chiefs Conference Project, Revenue Bonds
Series A 4.00%, due 10/1/44	10,000,000	10,482,000

	Principal Amount	Value
Alaska (continued)
Alaska Industrial Development & Export Authority, Tanana Chiefs Conference Project, Revenue Bonds (continued)
Series A 4.00%, due 10/1/49	$6,140,000	$6,398,862
Northern Tobacco Securitization Corp., Asset-Backed, Revenue Bonds Series A 5.00%, due 6/1/46	24,160,000	23,995,471

		40,876,333

Arizona 1.2%
Arizona Health Facilities Authority, Phoenix Children’s Hospital, Revenue Bonds Series A 5.00%, due 2/1/42	7,945,000	8,155,781
Arizona Industrial Development Authority, Revenue Bonds Series B 5.00%, due 3/1/37 (a)	3,280,000	3,050,170
Arizona Industrial Development Authority, American Charter Schools, Revenue Bonds (a)
6.00%, due 7/1/37	3,035,000	2,986,865
6.00%, due 7/1/47	4,785,000	4,510,197
Arizona Industrial Development Authority, Basis Schools Projects, Revenue Bonds Series A 5.375%, due 7/1/50 (a)	1,500,000	1,401,480
Arizona Industrial Development Authority, Eastern Michigan University Parking Project, Revenue Bonds 5.00%, due 5/1/51	1,000,000	891,940
Arizona Industrial Development Authority, NCCU Properties LLC, Central University Project, Revenue Bonds
Series A, Insured: BAM 4.00%, due 6/1/44	2,500,000	2,580,950
Series A, Insured: BAM 5.00%, due 6/1/58	3,000,000	3,322,380
Arizona Industrial Development Authority, University of Indianapolis, Health Pavilion Project, Revenue Bonds
Series A 4.00%, due 10/1/49	1,000,000	838,580
Series A 5.00%, due 10/1/45	1,875,000	1,904,963
Florence Town, Inc. Industrial Development Authority, Legacy Traditional School Project, Revenue Bonds 6.00%, due 7/1/43	2,450,000	2,522,006

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Arizona (continued)
Industrial Development Authority of the City of Phoenix, Basis Schools Projects, Revenue Bonds (a)
Series A 5.00%, due 7/1/35	$1,700,000	$1,625,013
5.00%, due 7/1/45	1,000,000	895,940
Series A 5.00%, due 7/1/46	4,120,000	3,678,748
Industrial Development Authority of the City of Phoenix, Downtown Phoenix Student LLC, Revenue Bonds
Series A 5.00%, due 7/1/37	1,000,000	1,072,570
Series A 5.00%, due 7/1/59	2,200,000	2,264,878
Industrial Development Authority of the City of Phoenix, Great Hearts Academies, Revenue Bonds 6.40%, due 7/1/47	1,000,000	1,061,300
Industrial Development Authority of the City of Phoenix, Villa Montessori, Inc., Revenue Bonds 5.00%, due 7/1/45	1,150,000	1,176,496
Industrial Development Authority of the County of Pima, American Leadership AC, Revenue Bonds 5.625%, due 6/15/45 (a)	3,985,000	3,573,947
Industrial Development Authority of the County of Pima, Charter Schools Project, Revenue Bonds Series Q 5.375%, due 7/1/31	1,935,000	1,979,640
Industrial Development Authority of the County of Yavapai, Agribusiness & Equine Center, Revenue Bonds 7.875%, due 3/1/42	500,000	529,110
Maricopa County Industrial Development Authority, Horizon Community Learning Center, Revenue Bonds 5.00%, due 7/1/35	3,000,000	2,794,230
Maricopa County Pollution Control Corp., El Paso Electric Co. Project, Revenue Bonds
Series A 3.60%, due 2/1/40	14,400,000	14,372,064
Series B 3.60%, due 4/1/40	9,000,000	8,989,830

	Principal Amount	Value
Arizona (continued)
Phoenix Industrial Development Authority, Espiritu Community Development Corp., Revenue Bonds Series A 6.25%, due 7/1/36	$930,000	$889,852
Pinal County Industrial Development Authority, Environmental Facilities, Revenue Bonds 7.25%, due 10/1/33 (a)(b)	3,300,000	2,451,471

		79,520,401

Arkansas 0.3%
Arkansas Development Finance Authority, Baptist Health, Revenue Bonds 4.00%, due 12/1/44	650,000	670,839
Arkansas Development Finance Authority, Big River Steel Project, Revenue Bonds 4.50%, due 9/1/49 (a)(b)	7,500,000	6,581,325
Arkansas Development Finance Authority, Revenue Bonds
Series C 5.00%, due 2/1/33	1,425,000	1,536,962
Series C 5.00%, due 2/1/35	1,170,000	1,252,859
Arkansas Development Finance Authority, Washington Regional Medical Center, Revenue Bonds 4.00%, due 2/1/42	6,725,000	6,742,687

		16,784,672

California 8.9%
Alameda Corridor Transportation Authority, Revenue Bonds Series 1999-A, Insured: NATL-RE (zero coupon), due 10/1/35	3,440,000	2,200,396
Antelope Valley Healthcare District, Revenue Bonds Series A 5.00%, due 3/1/46	1,095,000	1,097,015
Bassett Unified School District, Unlimited General Obligation
Series C, Insured: NATL-RE (zero coupon), due 8/1/41	2,050,000	1,010,076
Series C, Insured: NATL-RE (zero coupon), due 8/1/42	2,000,000	942,880
California Community Housing Agency, Revenue Bonds Series A 5.00%, due 2/1/50 (a)	17,500,000	16,641,800

12	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
California County Tobacco Securitization Agency, Revenue Bonds
Series A 5.125%, due 6/1/38	$5,500,000	$5,500,715
5.125%, due 6/1/38	4,225,000	4,225,549
5.25%, due 6/1/46	3,275,000	2,891,563
5.65%, due 6/1/41	8,600,000	8,600,946
California Municipal Finance Authority, Baptist University, Revenue Bonds (a)
Series A 5.375%, due 11/1/40	3,000,000	3,049,110
Series A 5.50%, due 11/1/45	6,000,000	6,093,600
California Municipal Finance Authority, CHF Davis 1 LLC, Revenue Bonds 5.00%, due 5/15/48	20,000,000	20,701,800
California Municipal Finance Authority, Healthright 360, Revenue Bonds Series A 5.00%, due 11/1/49 (a)	2,000,000	1,954,540
California Municipal Finance Authority, LAX Integrated Express Solutions Project, Revenue Bonds (b)
Insured: AGM 3.25%, due 12/31/32	5,965,000	5,584,672
Series A 5.00%, due 12/31/43	37,000,000	38,596,550
Series B 5.00%, due 6/1/48	2,000,000	2,075,120
California Municipal Finance Authority, NorthBay Healthcare, Revenue Bonds Series A 5.00%, due 11/1/47	5,515,000	5,700,745
California Municipal Finance Authority, Palmdale Aerospace Academy Projects, Revenue Bonds 5.00%, due 7/1/46 (a)	2,665,000	2,498,677
California Municipal Finance Authority, Partnerships Uplift Community Project, Revenue Bonds Series A 5.30%, due 8/1/47	1,525,000	1,465,418
California Municipal Finance Authority, Southwestern Law School, Revenue Bonds 6.50%, due 11/1/41	1,000,000	1,055,230
California Municipal Finance Authority, United Airlines, Inc. Project, Revenue Bonds Series B 4.00%, due 7/15/29 (b)	14,000,000	13,683,040

	Principal Amount	Value
California (continued)
California Municipal Finance Authority, University of La Verne, Revenue Bonds Series A 6.25%, due 6/1/40	$500,000	$502,130
California Municipal Finance Authority, West Village Student Housing Project, Revenue Bonds 5.00%, due 5/15/51	20,000,000	20,671,000
California Municipal Finance Authority, William Jessup University, Revenue Bonds
5.00%, due 8/1/28	1,000,000	1,044,550
5.00%, due 8/1/48	2,675,000	2,480,501
California School Finance Authority, High Tech High Learning Project, Revenue Bonds Series A 5.00%, due 7/1/49 (a)	3,000,000	3,037,530
California Statewide Communities Development Authority, California Baptist University, Revenue Bonds
Series A 6.375%, due 11/1/43	3,535,000	3,768,098
7.50%, due 11/1/41	1,000,000	1,099,620
California Statewide Communities Development Authority, Lancer Educational Student Housing Project, Revenue Bonds (a)
Series A 5.00%, due 6/1/36	2,250,000	2,215,732
Series A 5.00%, due 6/1/46	2,000,000	1,875,420
California Statewide Communities Development Authority, Lancer Plaza Project, Revenue Bonds
5.625%, due 11/1/33	680,000	708,247
5.875%, due 11/1/43	435,000	450,856
California Statewide Communities Development Authority, Loma Linda University Medical Center, Revenue Bonds
Series A 5.00%, due 12/1/41 (a)	1,700,000	1,697,671
Series A 5.00%, due 12/1/46 (a)	4,545,000	4,467,735
Series A 5.25%, due 12/1/56 (a)	20,000,000	20,018,800
5.50%, due 12/1/54	3,800,000	3,874,062
Series A 5.50%, due 12/1/58 (a)	24,275,000	24,635,726

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
California Statewide Communities Development Authority, Methodist Hospital of Southern California Project, Revenue Bonds
4.375%, due 1/1/48	$2,185,000	$2,069,676
5.00%, due 1/1/43	7,500,000	8,097,300
California Statewide Communities Development Authority, Redlands Community Hospital Obligated Group, Revenue Bonds 5.00%, due 10/1/46	1,560,000	1,648,842
California Statewide Communities Development Authority, Stars Citrus, Certificates of Participation Insured: NATL-RE 2.44%, due 4/1/28 (c)	200,000	200,000
California Statewide Communities Development Authority, University of California, Irvine Campus Apartments, Revenue Bonds Series A 5.00%, due 5/15/50	2,000,000	2,070,460
California Statewide Financing Authority, Turbo Pooled Program C, Revenue Bonds (zero coupon), due 6/1/55	128,700,000	6,561,126
Cathedral City Public Financing Authority, Tax Allocation
Series A, Insured: NATL-RE (zero coupon), due 8/1/23	925,000	878,140
Series A, Insured: NATL-RE (zero coupon), due 8/1/26	1,085,000	955,842
City of Oroville CA, Oroville Hospital, Revenue Bonds 5.25%, due 4/1/54	4,200,000	4,410,000
City of San Buenaventura CA, Community Memorial Health System, Revenue Bonds 7.50%, due 12/1/41	6,150,000	6,561,619
Davis Redevelopment Agency, Davis Redevelopment Project, Tax Allocation Series A 7.00%, due 12/1/36	1,375,000	1,509,984
Del Mar Race Track Authority, Revenue Bonds 5.00%, due 10/1/35	1,665,000	1,631,450
Fontana Unified School District, Unlimited General Obligation
Series C (zero coupon), due 8/1/38	10,000,000	3,970,800

	Principal Amount	Value
California (continued)
Fontana Unified School District, Unlimited General Obligation (continued)
Series C (zero coupon), due 8/1/39	$17,900,000	$6,686,366
Series C (zero coupon), due 8/1/43	16,000,000	4,700,800
Series C (zero coupon), due 8/1/44	8,000,000	2,219,920
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds
Subseries B-2 3.50%, due 1/15/53 (d)	16,695,000	15,756,073
Series C 6.50%, due 1/15/43	5,000,000	5,510,950
Fresno Unified School District, Election 2001, Unlimited General Obligation Series G (zero coupon), due 8/1/41	10,000,000	2,484,200
Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds Series A-2 5.30%, due 6/1/37	20,365,000	20,530,975
Golden State Tobacco Securitization Corp., Revenue Bonds
Series B (zero coupon), due 6/1/47	625,000,000	112,643,750
Series A-1 3.50%, due 6/1/36	8,485,000	8,370,707
Series A-2 5.00%, due 6/1/47	24,210,000	23,598,940
Series A-1 5.25%, due 6/1/47	4,000,000	3,924,720
Hayward Unified School District, Unlimited General Obligation Series A, Insured: AGM (zero coupon), due 8/1/37	6,135,000	1,824,488
Inland Empire Tobacco Securitization Authority, Revenue Bonds Series E (zero coupon), due 6/1/57 (a)	30,000,000	1,143,300
Mendocino-Lake Community College District, Unlimited General Obligation Series B, Insured: AGM (zero coupon), due 8/1/39	8,400,000	2,201,640
Riverside County Transportation Commission, Revenue Bonds Senior Lien-Series A 5.75%, due 6/1/48	1,480,000	1,562,525
Rohnerville School District, Unlimited General Obligation
Series B, Insured: AGM (zero coupon), due 8/1/42	1,000,000	482,870
Series B, Insured: AGM (zero coupon), due 8/1/47	1,000,000	393,120

14	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
San Francisco City & County Redevelopment Agency, District #6 Mission Bay Public, Special Tax
Series C (zero coupon), due 8/1/37	$5,015,000	$1,972,550
Series C (zero coupon), due 8/1/38	2,000,000	735,880
San Francisco City & County Redevelopment Agency, Mission Bay South Redevelopment, Tax Allocation Series D 7.00%, due 8/1/41	435,000	454,497
San Joaquin Hills Transportation Corridor Agency, Junior Lien, Revenue Bonds
Series B 5.25%, due 1/15/44	16,500,000	17,388,690
Series B 5.25%, due 1/15/49	4,220,000	4,434,376
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds Senior Lien-Series A 5.00%, due 1/15/50	18,150,000	19,149,883
Santa Ana Unified School District, Election 2008, Unlimited General Obligation Series B, Insured: AGC (zero coupon), due 8/1/47	25,000,000	8,549,750
Sierra Kings Health Care District, Unlimited General Obligation 5.00%, due 8/1/37	2,465,000	2,678,222
Stockton Unified School District, Election 2008, Unlimited General Obligation
Series D, Insured: AGM (zero coupon), due 8/1/42	9,080,000	4,734,221
Series B (zero coupon), due 6/1/50	16,260,000	2,509,081
Tobacco Securitization Authority of Northern California, Revenue Bonds
Series A-1 5.375%, due 6/1/38	2,470,000	2,445,967
Series A-1 5.50%, due 6/1/45	5,100,000	5,042,625
Tobacco Securitization Authority of Southern California, Asset-Backed, Revenue Bonds Series B-2, Class A (zero coupon), due 6/1/54	19,000,000	2,893,700
Turlock Public Financing Authority, Tax Allocation 7.50%, due 9/1/39	500,000	527,610

	Principal Amount	Value
California (continued)
Westminster School District, Unlimited General Obligation Series B, Insured: BAM (zero coupon), due 8/1/53	$20,000,000	$2,307,600

		568,542,355

Colorado 3.2%
Arista Metropolitan District, Limited General Obligation Series A 5.125%, due 12/1/48	3,500,000	3,231,970
Arkansas River Power Authority, Revenue Bonds Series A 5.00%, due 10/1/43	14,675,000	14,951,037
Belleview Station Metropolitan District No. 2, Limited General Obligation 5.125%, due 12/1/46	2,375,000	2,158,970
Broadway Station Metropolitan District No. 2, Unlimited General Obligation Series A 5.125%, due 12/1/48	3,000,000	2,577,960
Central Platte Valley Metropolitan District, Unlimited General Obligation Series A 5.375%, due 12/1/33	1,500,000	1,562,160
City & County of Denver CO, United Airlines Project, Revenue Bonds 5.00%, due 10/1/32 (b)	7,100,000	7,009,972
Colorado Health Facilities Authority, CommonSpirit Health Obligated Group, Revenue Bonds
Series A-2 3.25%, due 8/1/49	12,000,000	10,417,800
Series A-1 4.00%, due 8/1/44	21,850,000	21,276,656
Series A-2 4.00%, due 8/1/49	4,250,000	4,058,835
Series A-2 5.00%, due 8/1/44	12,000,000	12,830,040
Colorado Health Facilities Authority, Covenant Retirement Communities, Revenue Bonds
5.00%, due 12/1/35	3,500,000	3,565,765
Series A 5.00%, due 12/1/48	7,500,000	7,510,050
Colorado Health Facilities Authority, Frasier Meadows Retirement Community Project, Revenue Bonds Series A 5.25%, due 5/15/47	2,000,000	1,785,860

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Colorado (continued)
Colorado Health Facilities Authority, Mental Health Center of Denver Project, Revenue Bonds Series A 5.75%, due 2/1/44	$4,175,000	$4,307,556
Copper Ridge Metropolitan District, Revenue Bonds 5.00%, due 12/1/39	4,250,000	3,738,215
Copperleaf Metropolitan District No. 4, Limited General Obligation Series A 5.00%, due 12/1/49	1,500,000	1,277,220
Denver Health & Hospital Authority, 550 Acoma, Inc., Certificates of Participation 5.00%, due 12/1/48	1,755,000	1,879,763
Denver Health & Hospital Authority, Revenue Bonds Series A 5.25%, due 12/1/45	4,250,000	4,429,690
Dominion Water & Sanitation District, Revenue Bonds
Senior Lien 5.75%, due 12/1/36	9,935,000	10,201,854
6.00%, due 12/1/46	1,000,000	1,031,660
E-470 Public Highway Authority, Revenue Bonds
Series B, Insured: NATL-RE (zero coupon), due 9/1/22	5,000,000	4,730,650
Series B, Insured: NATL-RE (zero coupon), due 9/1/25	245,000	212,065
Series B, Insured: NATL-RE (zero coupon), due 9/1/26	4,540,000	3,801,841
Series B, Insured: NATL-RE (zero coupon), due 9/1/27	735,000	495,022
Series B, Insured: NATL-RE (zero coupon), due 9/1/28	1,405,000	890,925
Series B, Insured: NATL-RE (zero coupon), due 9/1/29	4,510,000	3,378,757
Series B, Insured: NATL-RE (zero coupon), due 9/1/30	500,000	359,755
Series B, Insured: NATL-RE (zero coupon), due 9/1/35	2,245,000	1,153,526
Series B, Insured: NATL-RE (zero coupon), due 9/1/37	1,170,000	539,627
Series B, Insured: NATL-RE (zero coupon), due 9/1/39	515,000	213,529
(zero coupon), due 9/1/40	5,250,000	2,437,260
(zero coupon), due 9/1/41	3,925,000	1,742,582

	Principal Amount	Value
Colorado (continued)
Eagle County Airport Terminal Corp., Revenue Bonds Series B 5.00%, due 5/1/33 (b)	$2,435,000	$2,625,125
Fruita Co. Healthcare, Canyons Hospital & Medical Center Project, Revenue Bonds Series A 5.50%, due 1/1/48 (a)	10,000,000	10,760,900
Mayfield Metropolitan District, Limited General Obligation Series A 5.75%, due 12/1/50	1,190,000	1,164,796
Mirabelle Metropolitan District No. 2, Limited General Obligation Series A 5.00%, due 12/1/49	1,250,000	1,059,650
Park Creek Metropolitan District, Revenue Bonds
Series A, Insured: AGM 4.00%, due 12/1/39	4,055,000	4,537,302
Series A, Insured: AGM 4.00%, due 12/1/46	21,450,000	23,622,241
Park Creek Metropolitan District, Senior Ltd., Property, Tax Allocation Senior Lien-Series A 5.00%, due 12/1/45	4,000,000	4,510,200
Raindance Metropolitan District No. 2, Limited General Obligation Series A 5.00%, due 12/1/49	2,500,000	2,095,525
Southglenn Metropolitan District, Special Revenue, Limited General Obligation 5.00%, due 12/1/46	2,100,000	1,862,574
Sterling Ranch Community Authority Board, Revenue Bonds Series A 5.00%, due 12/1/47	3,500,000	3,095,015
Villages at Castle Rock CO, Metropolitan District No. 6, Cobblestone Ranch Project, Limited General Obligation Series 2 (zero coupon), due 12/1/37	40,000,000	10,904,400

		205,996,300

Connecticut 0.7%
City of Hartford CT, Unlimited General Obligation
Series B 5.00%, due 4/1/26	60,000	64,930
Series B 5.00%, due 4/1/27	500,000	540,345

16	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Connecticut (continued)
City of Hartford CT, Unlimited General Obligation (continued)
Series B 5.00%, due 4/1/30	$640,000	$687,309
Series B 5.00%, due 4/1/33	100,000	106,608
Connecticut Health & Educational Facilities Authority, Griffin Health Obligated Group, Revenue Bonds Series G-1 5.00%, due 7/1/50 (a)	1,750,000	1,845,532
Connecticut Health & Educational Facilities Authority, Mary Wade Home Issue, Revenue Bonds (a)
Series A-1 4.50%, due 10/1/34	2,350,000	2,103,015
Series A-1 5.00%, due 10/1/39	1,000,000	907,490
Connecticut State Health & Educational Facilities Authority, University of Hartford Issue, Revenue Bonds
Series N 4.00%, due 7/1/39	6,100,000	5,465,478
Series N 4.00%, due 7/1/49	8,250,000	6,901,290
Series N 5.00%, due 7/1/31	575,000	599,524
Series N 5.00%, due 7/1/32	575,000	593,785
Series N 5.00%, due 7/1/33	475,000	485,892
Series N 5.00%, due 7/1/34	700,000	713,685
Connecticut State Health & Educational Facility Authority, Church Home of Hartford, Inc., Revenue Bonds Series A 5.00%, due 9/1/53 (a)	1,500,000	1,307,925
Connecticut State Health & Educational Facility Authority, University of New Haven, Revenue Bonds Series K-3 5.00%, due 7/1/48	3,695,000	3,595,383
Connecticut State Higher Education Supplement Loan Authority, Revenue Bonds Series B 3.25%, due 11/15/35 (b)	9,020,000	8,912,842
Hartford Stadium Authority, Stadium Authority Lease, Revenue Bonds Series A 5.00%, due 2/1/36	1,475,000	1,285,138

	Principal Amount	Value
Connecticut (continued)
State of Connecticut, Bradley International Airport, Revenue Bonds Series A, Insured: ACA 6.60%, due 7/1/24 (b)	$1,785,000	$1,788,695
State of Connecticut, Unlimited General Obligation
Series C 5.00%, due 6/15/28	5,000,000	5,956,050
Series E 5.00%, due 9/15/37	2,250,000	2,570,085

		46,431,001

Delaware 0.7%
Delaware State Health Facilities Authority, Beebe Medical Center, Revenue Bonds
4.25%, due 6/1/38	2,235,000	2,318,097
4.375%, due 6/1/48	9,650,000	9,769,757
5.00%, due 6/1/37	1,000,000	1,110,540
5.00%, due 6/1/43	5,000,000	5,434,050
Delaware State Health Facilities Authority, Christiana Health Care System Obligated Group, Revenue Bonds Series A 5.00%, due 10/1/40	9,000,000	10,736,100
Delaware State Health Facilities Authority, Nanticoke Memorial Hospital Project, Revenue Bonds 5.00%, due 7/1/32	3,855,000	4,078,513
Kent County DE, Student Housing & Dining Facility, CHF-Dover LLC, Delaware State University Project, Revenue Bonds
Series A 5.00%, due 7/1/40	1,050,000	942,774
Series A 5.00%, due 7/1/48	2,735,000	2,361,891
Series A 5.00%, due 7/1/53	4,340,000	3,685,354
Series A 5.00%, due 7/1/58	6,950,000	5,769,890

		46,206,966

District of Columbia 2.7%
District of Columbia International School, Revenue Bonds
5.00%, due 7/1/49	135,000	128,045
5.00%, due 7/1/54	3,440,000	3,235,045
District of Columbia, Center Strategic & International Studies, Revenue Bonds 6.625%, due 3/1/41	1,000,000	1,048,730

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
District of Columbia (continued)
District of Columbia, Friendship Public Charter School, Revenue Bonds 5.00%, due 6/1/46	$1,400,000	$1,446,116
District of Columbia, Howard University, Revenue Bonds Series A 6.50%, due 10/1/41	885,000	883,920
District of Columbia, KIPP DC Project, Revenue Bonds 4.00%, due 7/1/49	1,375,000	1,199,261
District of Columbia, Methodist Home, Revenue Bonds Series A-R 5.25%, due 1/1/39	1,015,000	823,267
District of Columbia, Provident Group-Howard Properties, Revenue Bonds
5.00%, due 10/1/30	1,500,000	1,420,830
5.00%, due 10/1/45	5,355,000	4,667,204
District of Columbia, Tobacco Settlement Financing Corp., Revenue Bonds Series A (zero coupon), due 6/15/46	85,000,000	14,267,250
District of Columbia, Unrefunded-Howard University, Revenue Bonds Series A 6.25%, due 10/1/32	1,400,000	1,398,180
Metropolitan Washington Airports Authority Dulles Toll Road, Metrorail & Capital Improvement Project, Revenue Bonds
Series B 4.00%, due 10/1/44	19,150,000	18,739,998
Series B 4.00%, due 10/1/49	19,600,000	18,986,128
Series B 4.00%, due 10/1/53	44,500,000	42,446,770
Insured: AGM 4.00%, due 10/1/53	17,500,000	17,656,625
Metropolitan Washington Airports Authority Dulles Toll Road, Metrorail & Capital, Revenue Bonds 5.00%, due 10/1/53	40,000,000	40,900,400
Metropolitan Washington Airports Authority Dulles Toll Road, Revenue Bonds 2nd Senior Lien (zero coupon), due 10/1/39	5,005,000	2,147,846

		171,395,615

	Principal Amount	Value
Florida 2.1%
Capital Projects Finance Authority, Revenue Bonds Series F-1, Insured: NATL-RE 5.00%, due 10/1/31	$4,120,000	$4,089,141
Capital Trust Agency, Inc., Odyssey Charter School, Revenue Bonds Series A 5.50%, due 7/1/47 (a)	2,000,000	1,910,400
Celebration Pointe Community Development District, Special Assessment 5.125%, due 5/1/45	2,750,000	2,754,400
City of Atlantic Beach FL, Fleet Landing Project, Revenue Bonds Series B 5.625%, due 11/15/43	1,500,000	1,536,795
City of Atlantic Beach Health Care Facilities, Fleet Landing Project, Revenue Bonds
Series B-2 3.00%, due 11/15/23	3,500,000	3,350,165
Series B-1 3.25%, due 11/15/24	2,155,000	2,057,594
Series A 5.00%, due 11/15/48	3,000,000	2,785,230
City of Fort Myers FL, Utility System Revenue Bonds Series A 4.00%, due 10/1/49	10,500,000	11,445,630
City of Orlando FL, Unrefunded Third Lien, Tourist Development Tax, Revenue Bonds Insured: AGC 5.50%, due 11/1/38	325,000	326,020
City of Tallahassee FL, Memorial Healthcare, Inc., Revenue Bonds Series A 5.00%, due 12/1/55	7,500,000	7,844,175
Collier County Educational Facilities Authority, Marian University Project, Revenue Bonds
5.25%, due 6/1/28	2,250,000	2,293,380
6.125%, due 6/1/43	2,500,000	2,546,800
County of Bay FL, Bay Haven Charter Academy, Inc., Revenue Bonds
Series A 5.00%, due 9/1/45	250,000	256,168
Series A 6.00%, due 9/1/40	1,000,000	1,008,000

18	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Florida (continued)
County of Osceola FL, Transportation Revenue Bonds
Series A-1 4.00%, due 10/1/54	$4,345,000	$4,473,264
Series A-1 5.00%, due 10/1/44	4,730,000	5,359,326
Series A-1 5.00%, due 10/1/49	6,900,000	7,782,372
Escambia County Health Facilities Authority Revenue, Baptist Health Care Corp., Revenue Bonds
Series A 4.00%, due 8/15/50	9,990,000	9,675,715
Insured: AGM 4.00%, due 8/15/50	4,510,000	4,522,899
Florida Development Finance Corp., Florida Charter Foundation, Inc. Projects, Revenue Bonds Series A 4.75%, due 7/15/36 (a)	4,605,000	4,004,830
Florida State Higher Educational Facilities Financial Authority, Ringling College Project, Revenue Bonds 4.00%, due 3/1/47	6,670,000	5,385,158
Florida State Higher Educational Facilities Financial Authority, Saint Leo University Project, Revenue Bonds
5.00%, due 3/1/44	1,370,000	1,397,277
5.00%, due 3/1/49	1,630,000	1,652,315
Lee County Industrial Development Authority, Preserve Project, Revenue Bonds Series A 5.75%, due 12/1/52 (a)	4,500,000	3,679,155
Martin County Health Facilities Authority, Martin Memorial Medical Center, Revenue Bonds 5.00%, due 11/15/45	3,500,000	4,101,650
Miami Beach Health Facilities Authority, Sinai Medical Center Florida, Revenue Bonds
5.00%, due 11/15/29	1,825,000	1,930,759
5.00%, due 11/15/39	2,230,000	2,355,772
Mid-Bay Bridge Authority, Revenue Bonds
Series A 5.00%, due 10/1/35	1,500,000	1,575,480
Series C 5.00%, due 10/1/40	1,000,000	1,034,100

	Principal Amount	Value
Florida (continued)
Mid-Bay Bridge Authority, Revenue Bonds (continued)
Series A 7.25%, due 10/1/40	$2,500,000	$2,713,125
North Sumter County Utility Dependent District, Revenue Bonds
5.00%, due 10/1/49	2,750,000	3,197,727
5.00%, due 10/1/54	7,000,000	8,111,950
6.25%, due 10/1/43	1,500,000	1,531,800
Osceola County Expressway Authority, Poinciana, Revenue Bonds Senior Lien 6.00%, due 10/1/36 (d)	4,000,000	4,565,080
Pinellas County Educational Facilities Authority, Pinellas Academy Math & Science Project, Revenue Bonds Series A 5.00%, due 12/15/48 (a)	3,280,000	3,332,054
Polk County Industrial Development Authority, Carpenter’s Home Estates, Inc. Project, Revenue Bonds
5.00%, due 1/1/49	1,750,000	1,631,525
5.00%, due 1/1/55	800,000	734,848
Seminole County Industrial Development Authority, Legacy Pointe at UCF Project, Revenue Bonds Series A 5.50%, due 11/15/49	3,000,000	2,245,860

		131,197,939

Georgia 1.7%
Cedartown Polk County Hospital Authority, Antic Certs-Polk Medical Center, Revenue Bonds 5.00%, due 7/1/39	8,100,000	8,730,909
Cobb County Development Authority, Kennesaw State University, Revenue Bonds Junior Lien 5.00%, due 7/15/38	2,390,000	2,493,774
Fulton County Residential Care Facilities for the Elderly Authority, Lenbrook Square Foundation, Inc., Revenue Bonds 5.00%, due 7/1/36	4,000,000	4,014,440
Gainesville & Hall County Development Authority, Educational Facilities, Riverside Military Academy, Revenue Bonds 5.125%, due 3/1/52	1,500,000	1,200,540
Main Street Natural Gas, Inc., Revenue Bonds
Series A 4.00%, due 5/15/39	6,800,000	6,827,880
Series A 5.00%, due 5/15/38	3,500,000	3,991,680

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Georgia (continued)
Main Street Natural Gas, Inc., Revenue Bonds (continued)
Series A 5.00%, due 5/15/49	$18,750,000	$21,873,375
Marietta Development Authority, University Facilities-Life University, Inc. Project, Revenue Bonds Series A 5.00%, due 11/1/37 (a)	3,750,000	3,493,200
Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project, Revenue Bonds
Series B 4.00%, due 1/1/49	35,610,000	32,685,707
5.00%, due 1/1/56	6,000,000	6,340,680
5.00%, due 1/1/59	1,300,000	1,333,098
Series A 5.00%, due 1/1/63	3,000,000	3,157,620
Municipal Electric Authority of Georgia, Revenue Bonds Series A 4.00%, due 1/1/49	7,200,000	6,774,192
Private Colleges & Universities Authority, Mercer University Project, Revenue Bonds 5.00%, due 10/1/45	6,000,000	6,068,700

		108,985,795

Guam 1.1%
Antonio B. Won Pat International Airport Authority, Revenue Bonds Series C 6.375%, due 10/1/43 (b)	3,000,000	3,013,350
Guam Government Waterworks Authority, Revenue Bonds 5.50%, due 7/1/43	13,565,000	13,820,700
Guam Government Waterworks Authority, Water & Wastewater Systems Revenue, Revenue Bonds 5.00%, due 7/1/40	9,020,000	9,129,232
Guam Government, Waterworks Authority, Revenue Bonds 5.00%, due 1/1/46	4,200,000	4,208,610
Port Authority of Guam, Revenue Bonds Series A 5.00%, due 7/1/48	5,200,000	5,037,344
Territory of Guam, Revenue Bonds
Series D 5.00%, due 11/15/29	1,415,000	1,440,399
Series D 5.00%, due 11/15/39	25,750,000	24,761,458

	Principal Amount	Value
Guam (continued)
Territory of Guam, Revenue Bonds (continued)
Series A 5.125%, due 1/1/42	$3,420,000	$3,303,617
Series A 6.50%, due 11/1/40	3,990,000	3,901,143

		68,615,853

Hawaii 0.6%
Kauai County Community Facilities District, Kukui’ula Development Project, Special Tax
Series 2008-1 5.00%, due 5/15/44	1,300,000	1,318,850
Series 2008-1 5.00%, due 5/15/49	2,750,000	2,779,838
State of Hawaii Department of Budget & Finance, Hawaii Pacific University, Revenue Bonds
6.625%, due 7/1/33	2,085,000	2,129,577
Series A 6.875%, due 7/1/43	4,640,000	4,714,797
State of Hawaii Department of Budget & Finance, Hawaiian Electric Co., Inc, Revenue Bonds (b)
3.50%, due 10/1/49	25,875,000	24,416,426
Series B 4.00%, due 3/1/37	4,200,000	4,304,496
State of Hawaii Department of Budget & Finance, Revenue Bonds 5.00%, due 1/1/45 (a)	1,500,000	1,085,295

		40,749,279

Idaho 0.0%‡
Idaho Health Facilities Authority, Madison Memorial Hospital, Revenue Bonds 5.00%, due 9/1/37	1,000,000	1,066,440

Illinois 11.2%
Bridgeview Finance Corp., Sales Tax, Revenue Bonds Series A 5.00%, due 12/1/37	1,260,000	1,119,472
Chicago Board of Education Dedicated Capital Improvement, Revenue Bonds 5.00%, due 4/1/37	435,000	429,754
Chicago Board of Education Dedicated Capital Improvement, Unlimited General Obligation (a)
Series B 7.00%, due 12/1/42	10,000,000	11,042,900
Series A 7.00%, due 12/1/46	4,000,000	4,395,160

20	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Chicago Board of Education, Dedicated Capital Improvement, Revenue Bonds
5.00%, due 4/1/35	$1,615,000	$1,609,719
5.00%, due 4/1/36	1,270,000	1,259,700
5.00%, due 4/1/42	3,500,000	3,382,260
Chicago Board of Education, Revenue Bonds 5.00%, due 4/1/46	5,000,000	4,744,800
Chicago Board of Education, School Reform Board, Unlimited General Obligation Series A-A, Insured: AGC 5.50%, due 12/1/26	19,400,000	22,753,484
Chicago Board of Education, School Reform, Unlimited General Obligation
Series A, Insured: NATL-RE (zero coupon), due 12/1/27	5,105,000	3,898,995
Series B-1, Insured: NATL-RE (zero coupon), due 12/1/30	11,785,000	7,851,167
Series B-1, Insured: NATL-RE (zero coupon), due 12/1/31	675,000	427,221
Series A, Insured: NATL-RE (zero coupon), due 12/1/31	170,000	107,596
Chicago Board of Education, Special Tax 6.00%, due 4/1/46	35,000,000	36,243,200
Chicago Board of Education, Unlimited General Obligation
Series F 5.00%, due 12/1/31	21,515,000	21,474,337
Series B 5.00%, due 12/1/32	1,250,000	1,237,650
Series B 5.00%, due 12/1/33	3,450,000	3,394,110
Series G 5.00%, due 12/1/34	5,000,000	4,906,300
Series H 5.00%, due 12/1/36	7,000,000	6,796,160
Series A 5.00%, due 12/1/41	1,805,000	1,702,259
Series A 5.00%, due 12/1/42	21,065,000	19,754,336
Series D 5.00%, due 12/1/46	6,500,000	5,984,810
Series H 5.00%, due 12/1/46	7,000,000	6,445,180
Series C 5.25%, due 12/1/39	1,405,000	1,354,420
Series A 5.25%, due 12/1/41	5,295,000	5,051,589
Series A 5.50%, due 12/1/39	6,995,000	6,912,669

	Principal Amount	Value
Illinois (continued)
Chicago Board of Education, Unlimited General Obligation (continued)
Series B 6.50%, due 12/1/46	$1,900,000	$2,015,026
Series A 7.00%, due 12/1/44	11,375,000	12,260,885
Chicago O’Hare International Airport Special Facility, AMT-Trips Obligated Group, Revenue Bonds (b)
5.00%, due 7/1/38	1,500,000	1,598,940
5.00%, due 7/1/48	5,000,000	5,237,500
Chicago Transit Authority, Second Lien, Revenue Bonds 5.00%, due 12/1/46	9,000,000	9,876,780
Chicago, Unlimited General Obligation Series A 6.00%, due 1/1/38	40,020,000	41,662,021
City of Chicago IL, City Colleges, Unlimited General Obligation Insured: NATL-RE (zero coupon), due 1/1/34	300,000	158,439
City of Chicago IL, Unlimited General Obligation
Series A 4.625%, due 1/1/32	145,000	140,892
Series A 5.00%, due 1/1/35	13,020,000	12,862,198
Series A 5.00%, due 1/1/36	3,250,000	3,188,445
Series A 5.00%, due 1/1/39	6,000,000	5,773,800
Series A 5.00%, due 1/1/40	5,700,000	5,458,206
Series A 5.00%, due 1/1/44	5,000,000	4,686,950
Series A 5.25%, due 1/1/35	6,000,000	5,965,080
Series B 5.50%, due 1/1/31	2,360,000	2,419,330
Series 2005D 5.50%, due 1/1/37	3,500,000	3,540,950
Series 2005D 5.50%, due 1/1/40	1,245,000	1,253,142
Series A 5.50%, due 1/1/49	18,650,000	18,505,649
Series A 5.75%, due 1/1/34	3,850,000	3,973,547
City of Chicago IL, Wastewater Transmission Second Lien, Revenue Bonds 5.00%, due 1/1/39	240,000	251,784

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
City of Chicago IL, Waterworks Second Lien, Revenue Bonds 4.00%, due 11/1/37	$15,200,000	$15,212,768
City of Romeoville IL, Lewis University, Revenue Bonds
Series B 4.125%, due 10/1/41	1,000,000	879,160
Series B 4.125%, due 10/1/46	2,100,000	1,792,791
Series B 5.00%, due 10/1/36	1,000,000	1,017,540
Series B 5.00%, due 10/1/39	1,275,000	1,290,695
Cook County Township High School District No. 227, Unlimited General Obligation Series A 1.375%, due 12/1/40 (c)	18,750,000	18,705,000
Illinois Finance Authority, Charter School Project, Revenue Bonds Series A 7.125%, due 10/1/41	1,500,000	1,544,790
Illinois Finance Authority, Chicago International School Project, Revenue Bonds 5.00%, due 12/1/47	3,000,000	3,013,380
Illinois Finance Authority, Christian Homes, Inc., Revenue Bonds 5.00%, due 5/15/40	1,265,000	1,103,991
Illinois Finance Authority, Columbia College Chicago, Revenue Bonds 5.00%, due 12/1/37	10,000,000	10,435,200
Illinois Finance Authority, Franciscan Communities, Inc., Revenue Bonds Series A 5.00%, due 5/15/47	1,155,000	970,373
Illinois Finance Authority, Friendship Village Schaumburg, Revenue Bonds
5.00%, due 2/15/37	7,675,000	5,926,481
5.125%, due 2/15/45	6,015,000	4,312,093
Illinois Finance Authority, Noble Network Charter Schools, Revenue Bonds
5.00%, due 9/1/32	1,830,000	1,906,842
6.25%, due 9/1/39	150,000	160,482
Illinois Finance Authority, Roosevelt University Project, Revenue Bonds 5.50%, due 4/1/32	2,000,000	2,000,520

	Principal Amount	Value
Illinois (continued)
Illinois Finance Authority, Rosalind Franklin University of Medicine & Science, Revenue Bonds
Series C 4.25%, due 8/1/42	$2,900,000	$2,557,916
Series C 5.00%, due 8/1/49	1,300,000	1,295,775
Illinois Finance Authority, Student Housing & Academic Facility, CHF-Chicago LLC, University of Illinois at Chicago Project, Revenue Bonds Series A 5.00%, due 2/15/50	1,835,000	1,820,577
Illinois Finance Authority, Student Housing & Academic Facility, University of Illinois at Chicago Project, Revenue Bonds 5.00%, due 2/15/47	6,500,000	6,459,375
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Revenue Bonds
Series B (zero coupon), due 12/15/54	57,560,000	7,494,888
Series A 4.00%, due 6/15/50	22,800,000	19,182,096
Series A, Insured: BAM 5.00%, due 6/15/42	395,000	403,346
Series A 5.00%, due 12/15/45	750,000	695,828
5.00%, due 6/15/50	18,000,000	16,452,720
Metropolitan Pier & Exposition Authority, McCormick Place Expansion, Revenue Bonds
Series A, Insured: NATL-RE (zero coupon), due 6/15/34	46,915,000	26,018,121
Series A, Insured: NATL-RE (zero coupon), due 12/15/36	33,845,000	16,355,596
Series A 5.50%, due 6/15/50	8,025,000	8,062,717
Metropolitan Pier & Exposition Authority, McCormick Place Project, Revenue Bonds
Series B (zero coupon), due 12/15/50	35,930,000	5,938,870
Series B (zero coupon), due 12/15/51	56,600,000	8,821,110
(zero coupon), due 12/15/56	22,500,000	2,591,325
4.25%, due 6/15/42	1,660,000	1,450,159
Series A 5.00%, due 6/15/42	7,150,000	6,748,384
Series A 5.00%, due 6/15/57	2,000,000	1,801,260

22	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Metropolitan Pier & Exposition Authority, Revenue Bonds Series B, Insured: AGM (zero coupon), due 12/15/50	$10,000,000	$2,426,300
Northern Illinois University, Revenue Bonds
Series B, Insured: BAM 4.00%, due 4/1/37	1,300,000	1,317,069
Series B, Insured: BAM 4.00%, due 4/1/39	1,300,000	1,308,307
Series B, Insured: BAM 4.00%, due 4/1/41	1,350,000	1,351,161
Sangamon County Water Reclamation District, Alternative Revenue Source, Unlimited General Obligation
Series A, Insured: BAM 4.00%, due 1/1/44	5,000,000	5,448,450
Series A 4.00%, due 1/1/49	14,000,000	14,990,220
State of Illinois, Rebuild Illinois Program, Unlimited General Obligation Series C 4.00%, due 11/1/41	20,000,000	17,147,800
State of Illinois, Unlimited General Obligation
Series D 3.25%, due 11/1/26	5,540,000	5,297,348
Insured: BAM 4.00%, due 6/1/41	25,955,000	24,533,964
Series A 4.50%, due 12/1/41	6,775,000	6,246,618
Series D 5.00%, due 11/1/20	2,500,000	2,507,075
Series D 5.00%, due 11/1/24	7,515,000	7,445,336
Series A 5.00%, due 12/1/27	5,300,000	5,137,396
5.00%, due 2/1/28	2,700,000	2,615,598
Series C 5.00%, due 11/1/29	35,000,000	33,719,000
Series A 5.00%, due 5/1/30	8,110,000	7,801,414
Series A 5.00%, due 12/1/39	2,400,000	2,229,984
Series A 5.00%, due 5/1/40	2,000,000	1,856,740
5.50%, due 7/1/38	3,000,000	2,899,530

	Principal Amount	Value
Illinois (continued)
Upper Illinois River Valley Development Authority, Morris Hospital, Revenue Bonds 5.00%, due 12/1/48	$15,305,000	$16,393,032
Upper Illinois River Valley Development Authority, Prairie View Timber Oaks Apartments, Revenue Bonds Series A-1 5.00%, due 12/1/43	5,700,000	4,759,386
Village of Bridgeview IL, Revenue Bonds Series A 5.00%, due 12/1/42	7,500,000	6,431,625
Village of Bridgeview IL, Unlimited General Obligation
Series A 5.125%, due 12/1/44	100,000	92,432
Series A 5.50%, due 12/1/43	1,545,000	1,458,959
Series A 5.625%, due 12/1/41	2,875,000	2,876,869
Series A 5.75%, due 12/1/35	2,705,000	2,754,988
Village of Matteson IL, Utility Revenue Source, Unlimited General Obligation Insured: AGM 4.00%, due 12/1/26	200,000	200,144
Village of Oak Lawn IL, Unlimited General Obligation
Insured: NATL-RE 4.40%, due 12/1/26	400,000	400,472
Insured: NATL-RE 4.45%, due 12/1/28	430,000	430,486
Insured: NATL-RE 4.50%, due 12/1/30	475,000	475,537
Insured: NATL-RE 4.50%, due 12/1/32	520,000	520,473
Insured: NATL-RE 4.50%, due 12/1/34	575,000	575,541
Village of Riverdale, Unlimited General Obligation 8.00%, due 10/1/36	1,790,000	1,867,597

		715,047,832

Indiana 0.5%
Carmel Redevelopment District, Certificates of Participation Series C 6.50%, due 7/15/35	1,000,000	1,038,530
City of Valparaiso IN, Revenue Bonds 7.00%, due 1/1/44 (b)	5,500,000	5,763,835

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Indiana (continued)
Gary Chicago International Airport Authority, Revenue Bonds (b)
5.00%, due 2/1/29	$1,170,000	$1,267,520
5.25%, due 2/1/34	750,000	803,430
Indiana Finance Authority, BHI Senior Living, Inc., Revenue Bonds
5.00%, due 11/15/48	5,000,000	4,830,450
5.00%, due 11/15/53	4,400,000	4,207,236
Indiana Finance Authority, Educational Facilities-Marian University Project, Revenue Bonds 6.375%, due 9/15/41	670,000	721,898
Indiana Finance Authority, King’s Daughters Hospital & Healthcare, Revenue Bonds
5.50%, due 8/15/40	4,835,000	4,877,983
5.50%, due 8/15/45	210,000	210,867
Indiana Finance Authority, Marquette Manor LLC, Revenue Bonds 5.00%, due 3/1/39	5,505,000	5,464,814
Indiana Finance Authority, University of Indianapolis Education Facilities Project, Revenue Bonds 5.00%, due 10/1/43	2,000,000	2,031,940

		31,218,503

Iowa 0.7%
City of Coralville IA, Annual Appropriation, Revenue Bonds Series B 4.25%, due 5/1/37	7,365,000	6,782,870
City of Coralville IA, Tax Allocation Series C 4.50%, due 5/1/47	2,930,000	2,466,152
Iowa Finance Authority, Iowa Fertilizer Company Project, Revenue Bonds
3.125%, due 12/1/22	6,000,000	5,901,420
5.25%, due 12/1/25	5,000,000	5,014,300
Iowa Finance Authority, Lifespace Communities, Inc., Revenue Bonds Series A1 4.00%, due 5/15/55	3,750,000	2,738,812
Iowa Finance Authority, Northcrest, Inc., Project, Revenue Bonds Series A 5.00%, due 3/1/48	1,500,000	1,298,130
Iowa Tobacco Settlement Authority, Revenue Bonds
Series C 5.375%, due 6/1/38	6,145,000	6,202,087

	Principal Amount	Value
Iowa (continued)
Iowa Tobacco Settlement Authority, Revenue Bonds (continued)
Series C 5.625%, due 6/1/46	$6,730,000	$6,792,522
Xenia Rural Water District, Revenue Bonds
5.00%, due 12/1/36	3,000,000	3,356,790
5.00%, due 12/1/41	3,000,000	3,321,570

		43,874,653

Kansas 0.4%
Overland Park Development Corp., Overland Park Convention Center Hotel, Revenue Bonds 5.00%, due 3/1/49	3,000,000	2,643,990
Wyandotte County-Kansas City Unified Government, Revenue Bonds (zero coupon), due 9/1/34 (a)	59,995,000	23,083,676

		25,727,666

Kentucky 1.3%
City of Campbellsville KY, Campbellsville University Project, Revenue Bonds 5.00%, due 3/1/39	4,730,000	4,319,814
City of Columbia KY, Lindsey Wilson College Project, Revenue Bonds 5.00%, due 12/1/33	3,855,000	3,882,371
City of Glasgow KY, Healthcare Revenue, T. J. Samson Community Hospital, Revenue Bonds 6.45%, due 2/1/41	1,000,000	1,038,550
County of Ohio KY, Big Rivers Electric Corp. Project, Revenue Bonds Series A 6.00%, due 7/15/31	13,960,000	13,991,131
Kentucky Economic Development Finance Authority, CommonSpirit Health Obligated Group, Revenue Bonds
Series A-1 5.00%, due 8/1/44	5,000,000	5,345,850
Series A-2 5.00%, due 8/1/44	6,000,000	6,415,020
Series A-2 5.00%, due 8/1/49	6,300,000	6,696,963
Kentucky Economic Development Finance Authority, Owensboro Health, Revenue Bonds
Series A 5.00%, due 6/1/41	4,425,000	4,682,579
Series A 5.00%, due 6/1/45	10,725,000	11,237,012

24	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Kentucky (continued)
Municipal Power Agency, Prairie State Project, Revenue Bonds Series 2019A 4.00%, due 9/1/45	$21,445,000	$21,970,402
Louisville / Jefferson County Metropolitan Government, Norton Healthcare, Inc., Revenue Bonds Series A 4.00%, due 10/1/34	5,575,000	5,831,673

		85,411,365

Louisiana 0.3%
Calcasieu Parish, Lake Charles Memorial Hospital Project, Revenue Bonds 5.00%, due 12/1/34	2,000,000	2,172,700
City of New Orleans LA, Water System, Revenue Bonds 5.00%, due 12/1/44	5,500,000	6,103,185
Louisiana Public Facilities Authority, Belle Chasse Education Foundation, Revenue Bonds 6.50%, due 5/1/31	3,700,000	3,896,877
Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project, Revenue Bonds 5.00%, due 5/15/47	5,000,000	5,308,300

		17,481,062

Maine 0.1%
City of Portland Airport Revenue, Green Bond, Revenue Bonds 4.00%, due 1/1/40	1,400,000	1,474,340
Maine Health & Higher Educational Facilities Authority, Eastern Maine Medical Center Obligation Group, Revenue Bonds
5.00%, due 7/1/33	3,825,000	3,990,508
5.00%, due 7/1/43	2,590,000	2,653,895

		8,118,743

Maryland 0.6%
City of Baltimore MD, Convention Center Hotel, Revenue Bonds
5.00%, due 9/1/39	2,000,000	1,731,100
5.00%, due 9/1/42	1,595,000	1,380,361
5.00%, due 9/1/46	12,715,000	11,009,028
County of Baltimore, Oak Crest Village, Inc. Facility, Revenue Bonds
4.00%, due 1/1/45	1,750,000	1,763,895
4.00%, due 1/1/50	2,500,000	2,509,850

	Principal Amount	Value
Maryland (continued)
County of Frederick MD, Oakdale Lake Linganore Project, Tax Allocation 3.75%, due 7/1/39	$1,410,000	$1,153,366
Frederick County Educational Facilities, Mount St. Mary’s University, Revenue Bonds (a)
Series A 5.00%, due 9/1/37	3,000,000	2,814,330
Series A 5.00%, due 9/1/45	1,500,000	1,345,275
Maryland Health & Higher Educational Facilities Authority, Adventist Health System, Revenue Bonds Series A 5.50%, due 1/1/46	500,000	519,140
Maryland Health & Higher Educational Facilities Authority, Broadmead Issue, Revenue Bonds
Series A 5.00%, due 7/1/38	1,000,000	1,061,350
Series A 5.00%, due 7/1/48	3,000,000	3,129,390
Maryland Health & Higher Educational Facilities Authority, Charlestown Community, Revenue Bonds 6.25%, due 1/1/45	1,000,000	1,034,620
Maryland Health & Higher Educational Facilities Authority, Green Street Academy, Inc., Revenue Bonds (a)
Series A 5.125%, due 7/1/37	1,260,000	1,129,086
Series A 5.375%, due 7/1/52	1,530,000	1,317,131
Maryland Health & Higher Educational Facilities Authority, Meritus Medical Center, Revenue Bonds 5.00%, due 7/1/45	4,000,000	4,191,560
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds 5.25%, due 1/1/37	1,000,000	1,040,190

		37,129,672

Massachusetts 1.8%
Massachusetts Development Finance Agency, CareGroup Obligated Group, Revenue Bonds Series J2 5.00%, due 7/1/53	6,785,000	7,344,966
Massachusetts Development Finance Agency, Dexter Southfield, Revenue Bonds 5.00%, due 5/1/41	3,000,000	3,287,520

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Massachusetts (continued)
Massachusetts Development Finance Agency, Green Bonds-Boston Medical Center, Revenue Bonds 5.00%, due 7/1/44	$1,000,000	$1,044,210
Massachusetts Development Finance Agency, Lawrence General Hospital, Revenue Bonds Series A 5.50%, due 7/1/44	6,000,000	6,355,260
Massachusetts Development Finance Agency, Linden Ponds, Inc., Revenue Bonds (a)
5.00%, due 11/15/33	3,000,000	2,735,010
5.125%, due 11/15/46	6,000,000	5,083,080
Massachusetts Development Finance Agency, North Hill Community, Revenue Bonds Series A 6.50%, due 11/15/43 (a)	2,000,000	2,391,420
Massachusetts Development Finance Agency, UMass Boston Student Housing Project, Revenue Bonds 5.00%, due 10/1/48	21,405,000	21,406,498
Massachusetts Development Finance Agency, UMass Dartmouth Student Housing Project, Revenue Bonds
5.00%, due 10/1/43	2,000,000	1,754,640
5.00%, due 10/1/48	9,000,000	7,713,990
5.00%, due 10/1/54	15,000,000	12,598,950
Massachusetts Development Finance Agency, UMass Memorial Health Care Obligated Group, Revenue Bonds Series L 5.00%, due 7/1/44	8,455,000	8,679,142
Massachusetts Development Finance Agency, UMass Memorial Healthcare, Revenue Bonds Series I 5.00%, due 7/1/46	2,000,000	2,045,820
Massachusetts Development Finance Agency, Wellforce Obligated Group, Revenue Bonds Series A 4.00%, due 7/1/44	17,750,000	17,107,273
Massachusetts Development Finance Agency, Western New England University, Revenue Bonds
5.00%, due 9/1/40	1,325,000	1,394,125
5.00%, due 9/1/45	1,175,000	1,227,617

	Principal Amount	Value
Massachusetts (continued)
Massachusetts Educational Financing Authority, Revenue Bonds Series B 3.00%, due 7/1/35 (b)	$11,100,000	$10,866,123
Massachusetts Health & Educational Facilities Authority, Lowell General Hospital, Revenue Bonds Series C 5.125%, due 7/1/35	1,630,000	1,638,280

		114,673,924

Michigan 2.4%
Calhoun County Hospital Finance Authority, Oaklawn Hospital, Revenue Bonds
5.00%, due 2/15/41	3,260,000	3,445,038
5.00%, due 2/15/47	3,000,000	3,132,540
Chandler Park Academy, Revenue Bonds
5.125%, due 11/1/30	1,050,000	1,050,598
5.125%, due 11/1/35	605,000	605,182
City of Detroit MI, Unlimited General Obligation
Insured: AMBAC 4.60%, due 4/1/24	20,150	19,560
5.00%, due 4/1/27	850,000	873,766
5.00%, due 4/1/31	1,000,000	1,010,770
5.00%, due 4/1/33	1,200,000	1,197,204
5.00%, due 4/1/35	1,000,000	986,440
5.00%, due 4/1/37	1,100,000	1,070,696
5.00%, due 4/1/38	850,000	822,418
Insured: AMBAC 5.25%, due 4/1/22	58,125	58,120
Insured: AMBAC 5.25%, due 4/1/24	45,725	45,419
City of Detroit MI, Water Supply System, Great Lakes Water Authority, Revenue Bonds Senior Lien-Series C 4.50%, due 7/1/27	165,000	170,415
City of Detroit MI, Water Supply System, Revenue Bonds Senior Lien-Series A 5.00%, due 7/1/36	655,000	683,669
City of Detroit MI, Water Supply System, Unrefunded-2015, Revenue Bonds 2nd Lien-Series B, Insured: NATL-RE 5.00%, due 7/1/34	10,000	10,030
Great Lakes Water Authority, Sewage Disposal System, Revenue Bonds Senior Lien-Series A 5.25%, due 7/1/39	5,000,000	5,309,550

26	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Michigan (continued)
Great Lakes Water Authority, Water Supply System, Revenue Bonds
Senior Lien-Series C 5.00%, due 7/1/41	$1,620,000	$1,677,737
Senior Lien-Series A 5.25%, due 7/1/41	10,840,000	11,287,800
Michigan Finance Authority, College for Creative Studies, Revenue Bonds
5.00%, due 12/1/36	1,000,000	1,038,940
5.00%, due 12/1/40	1,700,000	1,754,060
5.00%, due 12/1/45	4,700,000	4,831,506
Michigan Finance Authority, Great Lakes Water, Revenue Bonds Series C-1 5.00%, due 7/1/44	1,000,000	1,031,250
Michigan Finance Authority, Limited Obligation, Lawrence Technological University Project, Revenue Bonds
5.00%, due 2/1/37	2,000,000	1,887,140
5.25%, due 2/1/32	3,600,000	3,605,760
Michigan Finance Authority, Local Government Loan Program, Public Lighting Authority Project, Revenue Bonds Series B 5.00%, due 7/1/44	4,000,000	4,192,120
Michigan Finance Authority, Local Government Loan Program, Revenue Bonds
Series D4 5.00%, due 7/1/34	1,000,000	1,089,220
5.00%, due 7/1/34	1,000,000	1,147,610
5.00%, due 7/1/35	2,000,000	2,292,040
Michigan Finance Authority, Presbyterian Villages Hospital, Revenue Bonds 5.50%, due 11/15/45	1,000,000	998,620
Michigan Finance Authority, Public School Academy-Detroit, Revenue Bonds
7.00%, due 10/1/31	2,120,000	1,898,926
7.00%, due 10/1/36	1,740,000	1,487,909
Michigan Finance Authority, Public School Academy-Voyageur, Revenue Bonds 5.90%, due 7/15/46 (a)	2,075,000	1,496,386
Michigan Finance Authority, Universal Learning Academy Project, Revenue Bonds 5.75%, due 11/1/40	2,630,000	2,647,542

	Principal Amount	Value
Michigan (continued)
Michigan Finance Authority, Wayne County Criminal Justice Center Project, Revenue Bonds 4.00%, due 11/1/48	$7,000,000	$7,570,570
Michigan Municipal Bond Authority, Local Government Loan Program, Revenue Bonds Series C, Insured: AMBAC 4.50%, due 5/1/31	305,000	295,228
Michigan Public Educational Facilities Authority, Dr. Joseph F. Pollack, Revenue Bonds 8.00%, due 4/1/40	500,000	501,990
Michigan Public Educational Facilities Authority, Landmark Academy, Revenue Bonds
6.625%, due 6/1/30	350,000	335,248
7.00%, due 12/1/39	2,810,000	2,583,373
Michigan Public Educational Facilities Authority, Richfield Public School Academy, Revenue Bonds 5.00%, due 9/1/36	150,000	145,722
Michigan Strategic Fund, Holland Home Obligated Group, Revenue Bonds 5.00%, due 11/15/42	6,265,000	5,932,704
Michigan Strategic Fund, I-75 Improvement Project, Revenue Bonds (b)
5.00%, due 12/31/43	1,500,000	1,531,005
5.00%, due 6/30/48	18,000,000	18,192,420
Michigan Tobacco Settlement Finance Authority, Revenue Bonds
Series B (zero coupon), due 6/1/52	110,890,000	6,857,438
Series A 6.00%, due 6/1/34	7,370,000	7,294,310
Series A 6.00%, due 6/1/48	31,715,000	30,988,409
Wayne County Michigan, Capital Improvement, Limited General Obligation Series A, Insured: AGM 5.00%, due 2/1/38	4,115,000	4,126,399

		151,210,797

Minnesota 2.0%
City of Blaine MN, Senior Housing and Healthcare, Crest View Senior Community, Revenue Bonds Series A 6.125%, due 7/1/45	2,100,000	1,659,021

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Minnesota (continued)
City of Ham Lake MN, Charter School Lease, Parnassus Preparatory School Project, Revenue Bonds Series A 5.00%, due 11/1/47	$3,500,000	$3,291,120
City of Rochester MN, Samaritan Bethany, Inc., Revenue Bonds 5.00%, due 8/1/48	2,000,000	1,796,700
Crookston Health Care Facilities, Riverview Health Project, Revenue Bonds 5.00%, due 5/1/51	4,000,000	3,830,200
Duluth Economic Development Authority Health Care Facilities, Cambia Hills of Bethel Project, Revenue Bonds 5.625%, due 12/1/55	6,000,000	5,122,200
Duluth Economic Development Authority Health Care Facilities, Essentia Health Obligated Group, Revenue Bonds
Series A 5.00%, due 2/15/48	8,550,000	9,211,171
Series A 5.00%, due 2/15/53	26,250,000	28,188,562
Series A 5.25%, due 2/15/58	55,655,000	60,496,428
Forest Lake Charter School Lease Revenue, Lakes International Language Academy Project, Revenue Bonds Series A 5.375%, due 8/1/50	1,250,000	1,237,900
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Healtheast Care System, Revenue Bonds
5.00%, due 11/15/29	1,745,000	2,118,587
5.00%, due 11/15/40	1,775,000	2,155,010
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Hmong College Preparatory Academy Project, Revenue Bonds Series A 5.75%, due 9/1/46	3,000,000	3,118,830
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Nova Classical Academy, Revenue Bonds Series A 6.625%, due 9/1/42	1,000,000	1,076,750

	Principal Amount	Value
Minnesota (continued)
Minneapolis MN, Charter School Lease, Twin Cities International School Project, Revenue Bonds Series A 5.00%, due 12/1/47 (a)	$4,085,000	$3,612,325
Minnesota Higher Education Facilities Authority, Augsburg College, Revenue Bonds Series A 5.00%, due 5/1/46	325,000	287,931

		127,202,735

Mississippi 0.0%‡
Mississippi Development Bank, Magnolia Regional Health Center Project, Revenue Bonds Series A 6.75%, due 10/1/36	1,250,000	1,232,400

Missouri 0.5%
Branson Industrial Development Authority, Branson Landing-Retail Project, Tax Allocation
5.25%, due 6/1/21	105,000	103,660
5.50%, due 6/1/29	3,510,000	3,184,623
Kansas City Industrial Development Authority, Kansas City Parking LLC, Revenue Bonds 6.25%, due 9/1/32	1,000,000	969,860
Lee’s Summit Industrial Development Authority, Fair Community Improvement District, Special Assessment
5.00%, due 5/1/35	1,170,000	1,046,834
6.00%, due 5/1/42	2,800,000	2,499,560
Lees Summit MO, Special Obligation Tax, Improvement Summit Fair Project, Tax Allocation 4.875%, due 11/1/37 (a)	2,000,000	1,683,920
Maryland Heights Industrial Development Authority, St. Louis Community Ice Center Project, Revenue Bonds Series A 5.00%, due 3/15/49	7,750,000	4,565,835
Missouri Health & Educational Facilities Authority, A.T. Still University of Health Sciences, Revenue Bonds 4.00%, due 10/1/43	1,125,000	1,199,205

28	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Missouri (continued)
Missouri Health & Educational Facilities Authority, Maryville University of St. Louis Project, Revenue Bonds
Series A 4.00%, due 6/15/41	$3,300,000	$3,353,625
Series A 5.00%, due 6/15/45	3,520,000	3,895,092
Saint Louis MO, Land Clearance Authority, Scottrade Center Project, Revenue Bonds Series A 5.00%, due 4/1/48	3,250,000	3,495,375
St. Joseph Industrial Development Authority, Living Community of St. Joseph, Revenue Bonds Series A 4.50%, due 1/1/40	2,000,000	1,499,760
St. Louis County Industrial Development Authority, Nazareth Living Center Project, Revenue Bonds 5.125%, due 8/15/45	1,900,000	1,698,486

		29,195,835

Montana 0.1%
Montana Facilities Finance Authority, Kalispell Regional Medical Center, Revenue Bonds Series B 5.00%, due 7/1/48	5,765,000	6,161,574

Nebraska 0.0%‡
Gage County Hospital Authority No. 1, Beatrice Community Hospital & Health Center, Inc., Revenue Bonds Series B 6.75%, due 6/1/35	2,755,000	2,767,425

Nevada 0.3%
City of Reno NV, Revenue Bonds Series D (zero coupon), due 7/1/58 (a)	9,000,000	773,190
City of Reno NV, Transportation Rail Access Project, Revenue Bonds
Series C (zero coupon), due 7/1/58 (a)	19,000,000	2,037,560
Series A 4.00%, due 6/1/43	2,500,000	2,443,275
Las Vegas NV, New Convention & Visitors Authority, Revenue Bonds
Series B 4.00%, due 7/1/39	4,710,000	4,404,698

	Principal Amount	Value
Nevada (continued)
Las Vegas NV, New Convention & Visitors Authority, Revenue Bonds (continued)
Series B 4.00%, due 7/1/40	$4,640,000	$4,312,462
Las Vegas Redevelopment Agency, Tax Allocation 5.00%, due 6/15/45	2,750,000	2,977,893
State of Nevada Department of Business & Industry, Somerset Academy of Las Vegas, Revenue Bonds (a)
Series A 5.00%, due 12/15/38	1,000,000	935,510
Series A 5.00%, due 12/15/48	3,465,000	3,088,770
State of Nevada Department of Business & Industry, Tahoe Regional Planning Agency, Revenue Bonds Series A, Insured: AMBAC 4.50%, due 6/1/37	1,185,000	1,031,033

		22,004,391

New Hampshire 0.2%
Manchester Housing & Redevelopment Authority, Inc., Revenue Bonds
Series B, Insured: ACA (zero coupon), due 1/1/21	2,375,000	2,290,046
Series B, Insured: ACA (zero coupon), due 1/1/26	1,975,000	1,430,769
National Finance Authority, The Vista Project, Revenue Bonds Series A 5.75%, due 7/1/54 (a)	1,500,000	1,250,850
New Hampshire Health & Education Facilities Authority Act, Kendal at Hanover, Revenue Bonds 5.00%, due 10/1/46	1,800,000	1,804,536
New Hampshire Health & Education Facilities Authority Act, Southern New Hampshire University, Revenue Bonds 5.00%, due 1/1/42	2,825,000	2,978,087
New Hampshire Health & Education Facilities Authority, Catholic Medical Center, Revenue Bonds 5.00%, due 7/1/44	3,000,000	3,196,380

		12,950,668

New Jersey 5.3%
City of Atlantic NJ, Unlimited General Obligation Insured: AGM 4.00%, due 11/1/26	805,000	835,510

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Jersey (continued)
New Jersey Economic Development Authority, Continental Airlines, Inc. Project, Revenue Bonds (b)
5.25%, due 9/15/29	$10,420,000	$10,335,806
5.50%, due 4/1/28	195,000	189,733
Series B 5.625%, due 11/15/30	15,085,000	15,124,824
5.75%, due 9/15/27	3,485,000	3,393,101
New Jersey Economic Development Authority, Motor Vehicle Surcharge, Revenue Bonds Series A 4.00%, due 7/1/34	1,000,000	939,660
New Jersey Economic Development Authority, New Jersey Transit Transportation Project, Revenue Bonds
Series A 4.00%, due 11/1/39	2,000,000	1,837,640
Series A 4.00%, due 11/1/44	11,500,000	10,337,925
Series A 5.00%, due 11/1/35	10,000,000	10,100,700
Series A 5.00%, due 11/1/36	3,500,000	3,529,050
New Jersey Economic Development Authority, Port Newark Container Terminal LLC Project, Revenue Bonds 5.00%, due 10/1/47 (b)	10,000,000	10,330,700
New Jersey Economic Development Authority, Private Activity The Goethals, Revenue Bonds Insured: AGM 5.125%, due 7/1/42 (b)	1,705,000	1,722,135
New Jersey Economic Development Authority, Provident Group-Kean Properties, Revenue Bonds
Series A 5.00%, due 7/1/37	500,000	506,460
Series A 5.00%, due 1/1/50	3,100,000	3,056,972
New Jersey Economic Development Authority, Revenue Bonds (b)
5.125%, due 1/1/34	3,000,000	3,063,420
5.375%, due 1/1/43	2,000,000	2,035,680
New Jersey Economic Development Authority, Rowan Properties LLC, Revenue Bonds Series A 5.00%, due 1/1/48	12,410,000	12,211,316

	Principal Amount	Value
New Jersey (continued)
New Jersey Economic Development Authority, School Facilities Construction, Revenue Bonds
5.00%, due 6/15/44	$1,000,000	$987,570
5.00%, due 6/15/49	7,090,000	6,929,624
New Jersey Economic Development Authority, Team Academy Charter School Project, Revenue Bonds 6.00%, due 10/1/43	2,055,000	2,173,532
New Jersey Economic Development Authority, UMM Energy Partners, Revenue Bonds Series A 5.125%, due 6/15/43 (b)	2,000,000	2,090,320
New Jersey Educational Facilities Authority, College of St. Elizabeth, Revenue Bonds Series D 5.00%, due 7/1/46	2,190,000	1,915,593
New Jersey Health Care Facilities Financing Authority, St. Peter’s University Hospital, Revenue Bonds
5.75%, due 7/1/37	2,520,000	2,519,748
6.25%, due 7/1/35	2,725,000	2,801,791
New Jersey Health Care Facilities Financing Authority, University Hospital, Revenue Bonds Series A, Insured: AGM 5.00%, due 7/1/46	3,750,000	3,804,562
New Jersey State Economic Development Authority, State Government Buildings Project, Revenue Bonds Series C 5.00%, due 6/15/42	9,210,000	9,177,581
New Jersey Transportation Trust Fund Authority, Revenue Bonds Series BB 4.00%, due 6/15/50	2,605,000	2,315,663
New Jersey Turnpike Authority, Revenue Bonds Series E 5.00%, due 1/1/45	8,830,000	9,570,042
South Jersey Port Corp., Revenue Bonds
Series B 5.00%, due 1/1/42 (b)	12,345,000	12,163,282
Series B 5.00%, due 1/1/48 (b)	9,210,000	9,009,130
Series A 5.00%, due 1/1/49	8,455,000	8,554,600
South Jersey Transportation Authority LLC, Revenue Bonds Series A 5.00%, due 11/1/39	1,000,000	1,022,980

30	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Jersey (continued)
State of New Jersey, General Obligation Unlimited Notes Series A 4.00%, due 9/25/20 (a)	$125,000,000	$125,003,750
Tobacco Settlement Financing Corp., Revenue Bonds
Series A 5.00%, due 6/1/46	10,215,000	10,669,772
Series B 5.00%, due 6/1/46	38,700,000	38,957,742

		339,217,914

New Mexico 0.1%
New Mexico Hospital Equipment Loan Council, Gerald Champion, Revenue Bonds 5.50%, due 7/1/42	7,250,000	7,598,290
Santa Fe Retirement Facilities, El Castillo Retirement Project, Revenue Bonds Series B-1 2.625%, due 5/15/25	1,000,000	899,220

		8,497,510

New York 3.6%
Albany Industrial Development Agency, Brighter Choice Charter School, Revenue Bonds Series A 5.00%, due 4/1/32	1,500,000	1,442,625
Build NYC Resource Corp., Metropolitan Lighthouse Charter School Project, Revenue Bonds Series A 5.00%, due 6/1/47 (a)	1,225,000	1,135,967
Build NYC Resource Corp., Pratt Paper, Inc. Project, Revenue Bonds 5.00%, due 1/1/35 (a)(b)	1,500,000	1,527,195
City of New Rochelle NY, Iona College Project, Revenue Bonds Series A 5.00%, due 7/1/40	3,455,000	3,595,273
City of Newburgh NY, Limited General Obligation
Series A 5.00%, due 6/15/21	750,000	774,143
Series A 5.00%, due 6/15/26	960,000	1,045,613
Series A 5.50%, due 6/15/31	750,000	824,737

	Principal Amount	Value
New York (continued)
Dutchess County Industrial Development Agency, Bard College Civic Facility, Revenue Bonds
Series A-2 4.50%, due 8/1/36	$500,000	$407,060
Series A-1 5.00%, due 8/1/46	14,765,000	11,913,436
Erie County Tobacco Asset Securitization Corp., Revenue Bonds Subseries B (zero coupon), due 6/1/47	40,000,000	5,776,000
Jefferson County Civic Facility Development Corp., Samaritan Medical Center Project, Revenue Bonds Series A 4.00%, due 11/1/42	3,605,000	3,198,789
Metropolitan Transportation, Revenue Bonds 4.00%, due 11/15/46	21,945,000	19,507,349
Monroe County Industrial Development Corp., St. Ann’s Community Project, Revenue Bonds 5.00%, due 1/1/40	3,000,000	2,597,010
MTA Hudson Rail Yards Trust Obligations, Revenue Bonds Series A 5.00%, due 11/15/56	7,400,000	7,910,748
Nassau County Tobacco Settlement Corp., Asset-Backed, Revenue Bonds
Series A-3 5.00%, due 6/1/35	2,075,000	1,819,962
Series A-3 5.125%, due 6/1/46	13,155,000	12,107,073
New York City Industrial Development Agency, Queens Baseball Stadium, Revenue Bonds
Insured: AMBAC 5.00%, due 1/1/36	1,500,000	1,482,855
Insured: AMBAC 5.00%, due 1/1/39	5,695,000	5,632,355
New York Convention Center Development Corp., Hotel Unit Fee, Revenue Bonds Series A (zero coupon), due 11/15/47	10,000,000	3,646,600
New York Counties Tobacco Trust V, Pass Through, Revenue Bonds Series S 1 (zero coupon), due 6/1/38	2,500,000	858,775

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
New York Liberty Development Corp., World Trade Center, Revenue Bonds (a)
Class 1 5.00%, due 11/15/44	$2,000,000	$1,918,140
Class 2 5.15%, due 11/15/34	4,150,000	4,128,959
Class 2 5.375%, due 11/15/40	6,500,000	6,416,345
Class 3 7.25%, due 11/15/44	10,500,000	11,158,770
New York State Dormitory Authority, Montefiore Obligated Group, Revenue Bonds
Series A 4.00%, due 8/1/37	3,250,000	3,212,495
Series A 4.00%, due 8/1/38	3,250,000	3,202,095
Series A 5.00%, due 8/1/32	3,845,000	4,113,573
Series A 5.00%, due 8/1/35	2,350,000	2,482,845
New York State Dormitory Authority, Orange Regional Medical Center, Revenue Bonds (a)
5.00%, due 12/1/29	1,000,000	1,125,120
5.00%, due 12/1/30	1,200,000	1,343,184
New York State Dormitory Authority, Revenue Bonds Series A 4.00%, due 7/1/53	6,000,000	6,053,400
New York State Dormitory Authority, Touro College & University System, Revenue Bonds 5.00%, due 1/1/47	9,000,000	8,999,730
New York Transportation Development Corp., American Airlines, Inc., Revenue Bonds 5.00%, due 8/1/26 (b)	10,200,000	9,985,392
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds Series A 5.25%, due 1/1/50 (b)	35,110,000	35,896,113
Oneida County Local Development Corp., Mohawk Valley Health System Project, Revenue Bonds
Series A, Insured: AGM 3.00%, due 12/1/40	3,755,000	3,574,197

	Principal Amount	Value
New York (continued)
Oneida County Local Development Corp., Mohawk Valley Health System Project, Revenue Bonds (continued)
Series A, Insured: AGM 3.00%, due 12/1/44	$6,750,000	$6,164,370
Orange County Funding Corp., Mount St. Mary College, Revenue Bonds Series A 5.00%, due 7/1/42	1,430,000	1,441,025
Port Authority of New York & New Jersey, JFK International Airport, Revenue Bonds 6.00%, due 12/1/42	3,500,000	3,528,350
Riverhead Industrial Development Agency, Revenue Bonds 7.00%, due 8/1/43	1,500,000	1,591,845
Rockland Tobacco Asset Securitization Corp., Asset-Backed, Revenue Bonds Series B (zero coupon), due 8/15/50 (a)	13,000,000	1,549,080
Southold Local Development Corp., Peconic Landing, Inc. Project, Revenue Bonds 4.00%, due 12/1/45	815,000	595,578
Suffolk County Economic Development Corp., Peconic Landing Southold, Revenue Bonds 6.00%, due 12/1/40	1,000,000	1,030,060
Suffolk Tobacco Asset Securitization Corp., Revenue Bonds
Series B 6.00%, due 6/1/48	1,125,000	1,125,326
Series C 6.625%, due 6/1/44	13,000,000	13,261,950
Tompkins County Development Corp., Kendal at Ithaca, Inc. Project, Revenue Bonds 5.00%, due 7/1/44	915,000	917,663
Westchester County Local Development Corp., Pace University, Revenue Bonds Series A 5.50%, due 5/1/42	6,205,000	6,593,991

		228,613,161

North Carolina 0.8%
North Carolina Department of Transportation, I-77 Hot Lanes Project, Revenue Bonds 5.00%, due 6/30/54 (b)	10,000,000	9,790,800
North Carolina Medical Care Commission Retirement Facilities Revenue, Sharon Towers, Revenue Bonds 5.00%, due 7/1/49	1,500,000	1,495,335

32	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
North Carolina (continued)
North Carolina Medical Care Commission Retirement Facilities Revenue, The Pines at Davidson Project, Revenue Bonds Series A 5.00%, due 1/1/49	$4,500,000	$4,506,750
North Carolina Medical Care Commission Retirement Facilities Revenue, United Methodist Retirement Homes, Revenue Bonds Series A 5.00%, due 10/1/47	4,100,000	3,811,319
North Carolina Turnpike Authority, Revenue Bonds
Insured: AGM 3.00%, due 1/1/42	3,900,000	3,598,452
5.00%, due 1/1/49	10,000,000	10,451,400
Insured: AGM 5.00%, due 1/1/49	5,000,000	5,696,450
Series A 5.00%, due 7/1/54	10,000,000	10,236,500

		49,587,006

North Dakota 0.6%
Cass County Health Facilities, Essentia Health Obligated Group, Revenue Bonds Series B 5.25%, due 2/15/53	9,500,000	10,359,655
Ward County ND, Health Care Facilities, Trinity Health Obligated Group, Revenue Bonds Series C 5.00%, due 6/1/48	28,640,000	28,464,437

		38,824,092

Ohio 5.9%
Akron Bath Copley Joint Township Hospital District, Revenue Bonds 5.25%, due 11/15/46	20,725,000	22,779,469
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds
Series A-2, Class 1 4.00%, due 6/1/48	1,500,000	1,504,905
Series B-2, Class 2 5.00%, due 6/1/55	145,900,000	130,253,684
Cleveland-Cuyahoga County Port Authority, Center for Dialysis Care Project, Revenue Bonds Series A 5.00%, due 12/1/42	5,205,000	5,511,054

	Principal Amount	Value
Ohio (continued)
Cleveland-Cuyahoga County Port Authority, Euclid Avenue Development Corp. Project, Revenue Bonds 4.00%, due 8/1/44	$12,720,000	$13,588,267
Cleveland-Cuyahoga County Port Authority, Revenue Bonds
Series A 5.00%, due 12/1/47	1,435,000	1,504,210
7.00%, due 12/1/18 (e)(f)(g)	710,000	184,600
7.35%, due 12/1/31 (e)(f)(g)	6,000,000	1,560,000
County of Cuyahoga OH, MetroHealth System, Revenue Bonds
4.75%, due 2/15/47	1,440,000	1,366,258
5.00%, due 2/15/37	5,350,000	5,509,698
5.00%, due 2/15/52	7,000,000	7,120,680
5.00%, due 2/15/57	8,610,000	8,667,945
5.50%, due 2/15/57	33,730,000	35,217,156
County of Hamilton OH, Christ Hospital Project, Revenue Bonds 5.50%, due 6/1/42	2,500,000	2,732,075
County of Hamilton OH, Life Enriching Communities Project, Revenue Bonds
5.00%, due 1/1/42	1,080,000	1,009,465
5.00%, due 1/1/46	2,090,000	1,906,958
County of Lucas Ohio Hospital Revenue, ProMedica Healthcare Obligated Group, Revenue Bonds Series A 5.25%, due 11/15/48	53,350,000	57,091,435
Franklin County Convention Facilities Authority, Greater Columbus Convention Center Hotel Expansion Project, Revenue Bonds 5.00%, due 12/1/51	4,500,000	3,343,905
Ohio Air Quality Development Authority, Ohio Valley Electric Corp. Project, Revenue Bonds Series A 3.25%, due 9/1/29	1,500,000	1,378,065
Ohio Higher Educational Facilities Commission, Cleveland Institute of Art, Revenue Bonds
5.25%, due 12/1/48	1,000,000	891,800
5.50%, due 12/1/53	1,215,000	1,111,324
Ohio Higher Educational Facilities Commission, Menorah Park Obligated Group, Revenue Bonds 5.25%, due 1/1/48	5,210,000	4,186,912
Ohio Higher Educational Facility Commission, Tiffin University Project, Revenue Bonds
4.00%, due 11/1/49	5,000,000	4,099,600
5.00%, due 11/1/44	750,000	761,393

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Ohio (continued)
Ohio Higher Educational Facility Commission, University of Findlay Project, Revenue Bonds
5.00%, due 3/1/39	$3,775,000	$3,872,810
5.00%, due 3/1/44	9,610,000	9,725,128
Ohio Hospital Revenue, University Hospitals Health System, Inc., Revenue Bonds Series A 4.00%, due 1/15/50	25,000,000	24,909,250
Ohio State Air Quality Development Authority Exempt Facilities, Pratt Paper LLC Project, Revenue Bonds 4.50%, due 1/15/48 (a)(b)	4,000,000	3,889,920
Port Authority of Greater Cincinnati Development Authority, Convention Center Hotel Acquisition & Demolition Project, Revenue Bonds Series A 3.00%, due 5/1/23	5,500,000	5,356,230
Summit County Development Finance Authority, Cleveland-Flats East Development, Tax Allocation Series B 6.875%, due 5/15/40	1,135,000	1,153,376
Toledo-Lucas County Port Authority, University of Toledo Project, Revenue Bonds
Series A 5.00%, due 7/1/34	1,400,000	1,438,822
Series A 5.00%, due 7/1/39	2,000,000	2,035,240
Series A 5.00%, due 7/1/46	9,790,000	9,892,501

		375,554,135

Oklahoma 0.4%
Norman Regional Hospital Authority, Revenue Bonds
4.00%, due 9/1/37	2,215,000	2,080,815
5.00%, due 9/1/37	3,500,000	3,613,260
Oklahoma Development Finance Authority, Provident OK Educational Resources, Inc. Cross Village Student Housing Project, Revenue Bonds
Series A 5.00%, due 8/1/47	20,110,000	8,044,000
Series A 5.25%, due 8/1/57	25,250,000	10,100,000

	Principal Amount	Value
Oklahoma (continued)
Tulsa County Industrial Authority, Montereau, Inc., Project, Revenue Bonds 5.25%, due 11/15/45	$1,250,000	$1,215,725

		25,053,800

Oregon 0.5%
Astoria Hospital Facilities Authority, Columbia Memorial Hospital, Revenue Bonds 3.50%, due 8/1/42	845,000	834,708
Medford Hospital Facilities Authority, Asante Health System, Revenue Bonds Insured: AGM 0.123%, due 8/15/34 (c)	18,450,000	18,450,000
Medford Hospital Facilities Authority, Revenue Bonds 5.00%, due 10/1/42	4,605,000	4,748,031
Oregon State Facilities Authority, College Housing Northwest Project, Revenue Bonds 5.00%, due 10/1/48 (a)	1,560,000	1,325,922
Oregon State Facilities Authority, Samaritan Health Services Project, Revenue Bonds Series A 5.00%, due 10/1/46	3,000,000	3,170,850
Yamhill County Hospital Authority, Friendsview Retirement Community, Revenue Bonds Series A 5.00%, due 11/15/46	1,000,000	851,630

		29,381,141

Pennsylvania 4.0%
Allegheny County Higher Education Building Authority, Carlow University Project, Revenue Bonds 7.00%, due 11/1/40	1,000,000	1,091,280
Allegheny County Hospital Development Authority, Allegheny Health Network Obligated Group, Revenue Bonds Series A 4.00%, due 4/1/44	16,500,000	16,093,110
Allegheny County Industrial Development Authority, Propel Charitable School Sunrise, Revenue Bonds 6.00%, due 7/15/38	3,100,000	3,147,306
Allegheny County Industrial Development Authority, Propel Charter Montour, Revenue Bonds Series A 6.75%, due 8/15/35	275,000	276,763

34	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Pennsylvania (continued)
Allentown Neighborhood Improvement Development Zone Authority, City Center Project, Revenue Bonds (a)
5.00%, due 5/1/42	$28,325,000	$27,371,068
5.125%, due 5/1/32	4,600,000	4,506,804
5.375%, due 5/1/42	4,225,000	4,079,913
Chambersburg Area Municipal Authority, Education Facilities, Revenue Bonds
5.50%, due 10/1/33	1,230,000	1,190,308
5.75%, due 10/1/38	3,450,000	3,373,237
5.75%, due 10/1/43	2,290,000	2,185,164
6.00%, due 10/1/48	3,350,000	3,353,618
Chester County Industrial Development Authority, Woodlands at Greystone Project, Special Assessment 5.125%, due 3/1/48 (a)	1,049,000	867,911
City of Erie Higher Education Building Authority, Mercyhurst University Project, Revenue Bonds
5.00%, due 9/15/27	820,000	822,370
5.00%, due 9/15/28	860,000	856,345
5.00%, due 9/15/29	175,000	171,306
5.00%, due 9/15/37	4,590,000	4,139,996
City of Harrisburg PA, Unlimited General Obligation
Series F, Insured: AMBAC (zero coupon), due 9/15/20	365,000	358,671
Series F, Insured: AMBAC (zero coupon), due 9/15/22	545,000	485,688
City of York PA, Unlimited General Obligation 7.25%, due 11/15/41	270,000	293,706
Commonwealth Financing Authority PA, Tobacco Master Settlement Payment, Revenue Bonds Insured: AGM 4.00%, due 6/1/39	14,000,000	14,412,300
Cumberland County Municipal Authority, Asbury Pennsylvania Obligation Group, Revenue Bonds 5.25%, due 1/1/32	300,000	280,344
Cumberland County Municipal Authority, Diakon Lutheran Social Ministries Project, Revenue Bonds Series A 5.00%, due 1/1/39	2,000,000	2,033,420
Dauphin County General Authority, Harrisburg University Science Technology Project, Revenue Bonds (a)
5.00%, due 10/15/34	6,150,000	5,689,918
5.125%, due 10/15/41	5,000,000	4,443,500

	Principal Amount	Value
Pennsylvania (continued)
Delaware County Authority, Cabrini University, Revenue Bonds 5.00%, due 7/1/42	$1,405,000	$1,445,141
Erie County Hospital Authority, St. Mary’s Home Erie Project, Revenue Bonds Series A, Insured: AGC 4.50%, due 7/1/23	200,000	200,490
Franklin County Industrial Development Authority, Menno-Haven, Inc. Project, Revenue Bonds
5.00%, due 12/1/39	375,000	332,524
5.00%, due 12/1/49	1,020,000	859,799
General Authority of Southcentral Pennsylvania, York Academy Regional Charter School Project, Revenue Bonds (a)
Series A 6.00%, due 7/15/38	3,000,000	3,026,730
Series A 6.50%, due 7/15/48	4,500,000	4,723,650
Huntingdon County General Authority, Aicup Financing Program, Juniata College, Revenue Bonds Series 002 5.00%, due 5/1/46	4,255,000	4,340,057
Lancaster County Hospital Authority, St. Anne’s Retirement Community, Inc. Project, Revenue Bonds
5.00%, due 3/1/45	500,000	455,625
5.00%, due 3/1/50	750,000	673,095
Lancaster Industrial Development Authority, Willow Valley Communities Project, Revenue Bonds
4.00%, due 12/1/44	1,550,000	1,560,044
4.00%, due 12/1/49	1,900,000	1,902,698
5.00%, due 12/1/44	1,675,000	1,814,930
5.00%, due 12/1/49	2,365,000	2,553,845
Montgomery County Higher Education & Health Authority, Philadelphia Presbyterian Homes Project, Revenue Bonds 4.00%, due 12/1/48	4,005,000	3,258,027
Montgomery County Higher Education & Health Authority, Thomas Jefferson University Project, Revenue Bonds
4.00%, due 9/1/44	3,000,000	3,022,020
Series A 4.00%, due 9/1/49	1,660,000	1,662,191
4.00%, due 9/1/49	6,750,000	6,759,855
4.00%, due 9/1/51	4,000,000	4,001,560

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Pennsylvania (continued)
Montgomery County Industrial Development Authority, ACTS Retirement—Life Communities, Inc., Revenue Bonds 5.00%, due 11/15/36	$5,000,000	$5,188,700
Montgomery County Industrial Development Authority, Albert Einstein Healthcare, Revenue Bonds
5.25%, due 1/15/45	6,300,000	6,477,786
5.25%, due 1/15/46	1,000,000	1,027,520
New Wilmington Municipal Authority, Westminster College Project, Revenue Bonds 5.25%, due 5/1/46	3,700,000	3,835,494
Northeastern Pennsylvania Hospital & Education Authority, King’s College Project, Revenue Bonds
5.00%, due 5/1/44	1,000,000	1,058,120
5.00%, due 5/1/49	1,350,000	1,423,940
Northeastern Pennsylvania Hospital & Education Authority, Wilkes University Project, Revenue Bonds Series A 5.25%, due 3/1/42	7,640,000	7,279,392
Pennsylvania Economic Development Financing Authority, American Airlines Group, Revenue Bonds Series B 8.00%, due 5/1/29	245,000	244,968
Pennsylvania Economic Development Financing Authority, Bridges Finance Co., Revenue Bonds 4.125%, due 12/31/38 (b)	4,000,000	3,661,640
Pennsylvania Economic Development Financing Authority, PPL Energy Supply, Revenue Bonds Series C 5.00%, due 12/1/37 (c)	5,500,000	5,480,365
Pennsylvania Higher Educational Facilities Authority, Holy Family University, Revenue Bonds
Series A 6.25%, due 9/1/33	1,560,000	1,619,639
Series A 6.50%, due 9/1/38	1,000,000	1,036,710
Pennsylvania Higher Educational Facilities Authority, Shippensburg University Student Services, Revenue Bonds 5.00%, due 10/1/44	1,000,000	1,099,470

	Principal Amount	Value
Pennsylvania (continued)
Pennsylvania Higher Educational Facilities Authority, Shippensburg University, Revenue Bonds 6.25%, due 10/1/43	$1,000,000	$1,077,490
Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania Health System, Revenue Bonds 4.00%, due 8/15/49	10,335,000	10,908,386
Pennsylvania Higher Educational Facilities Authority, Widener University, Revenue Bonds
Series A 5.50%, due 7/15/38	2,500,000	2,580,000
5.50%, due 7/15/43	2,400,000	2,461,344
Pennsylvania Turnpike Commission, Revenue Bonds Series C 5.00%, due 12/1/44	16,535,000	17,953,042
Philadelphia Authority for Industrial Development, First Philadelphia Preparatory Charter School Project, Revenue Bonds Series A 7.25%, due 6/15/43	4,500,000	4,854,645
Philadelphia Authority for Industrial Development, Health Activity, Revenue Bonds 6.50%, due 6/1/45	2,200,000	1,926,056
Philadelphia Authority for Industrial Development, International Education & Community Initiatives Project, Revenue Bonds (a)
Series A 5.125%, due 6/1/38	2,000,000	1,796,220
Series A 5.25%, due 6/1/48	3,085,000	2,686,264
Philadelphia Authority for Industrial Development, New Foundation Charter School Project, Revenue Bonds 6.625%, due 12/15/41	1,000,000	1,146,160
Philadelphia Authority for Industrial Development, Nueva Esperanza, Inc., Revenue Bonds 8.20%, due 12/1/43	1,800,000	1,899,792
Philadelphia Authority for Industrial Development, Tacony Academy Charter School, Revenue Bonds 7.375%, due 6/15/43	1,500,000	1,589,910

36	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Pennsylvania (continued)
Philadelphia Authority for Industrial Development, University of the Arts, Revenue Bonds 5.00%, due 3/15/45 (a)	$7,000,000	$6,166,650
Scranton Redevelopment Authority, Revenue Bonds Series A 5.00%, due 11/15/28	9,000,000	8,337,600
Scranton-Lackawanna Health & Welfare Authority, Marywood University Project, Revenue Bonds
5.00%, due 6/1/36	1,000,000	937,920
5.00%, due 6/1/46	2,625,000	2,306,063
Susquehanna Area Regional Airport Authority, Revenue Bonds Series B, Insured: BAM 4.00%, due 1/1/33	3,000,000	2,880,840
West Shore Area Authority, Holy Spirit Hospital Sisters, Revenue Bonds 6.50%, due 1/1/41	1,200,000	1,245,300

		256,303,753

Puerto Rico 9.3%
Children’s Trust Fund, Asset-Backed, Revenue Bonds
Series A (zero coupon), due 5/15/50	46,000,000	6,317,180
5.375%, due 5/15/33	3,635,000	3,652,921
5.625%, due 5/15/43	37,890,000	38,038,908
Children’s Trust Fund Puerto Rico Tobacco Settlement, Revenue Bonds 5.50%, due 5/15/39	1,475,000	1,482,272
Commonwealth of Puerto Rico, Aqueduct & Sewer Authority, Revenue Bonds
Series A, Insured: AGC 5.125%, due 7/1/47	4,800,000	4,800,192
Series A 6.00%, due 7/1/38	12,180,000	12,119,100
Series A 6.00%, due 7/1/44	36,755,000	36,571,225
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Insured: AMBAC 4.50%, due 7/1/23	830,000	830,772
Series A, Insured: AGC 5.00%, due 7/1/25	250,000	250,235
Series A-4, Insured: AGM 5.00%, due 7/1/31	5,000,000	5,022,500

	Principal Amount	Value
Puerto Rico (continued)
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation (continued)
Series A, Insured: AGM 5.00%, due 7/1/35	$550,000	$555,060
Series A-4, Insured: AGM 5.25%, due 7/1/30	7,080,000	7,138,268
Series A, Insured: NATL-RE 5.50%, due 7/1/20	8,095,000	8,116,290
Series A, Insured: NATL-RE 5.50%, due 7/1/21	1,205,000	1,225,738
GDB Debt Recovery Authority of Puerto Rico, Revenue Bonds 7.50%, due 8/20/40	129,895,315	79,560,880
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Revenue Bonds
Senior Lien-Series A 5.00%, due 7/1/21	2,080,000	2,074,800
Senior Lien-Series A 5.00%, due 7/1/22	4,680,000	4,644,900
Series A 5.00%, due 7/1/33	18,150,000	17,287,875
Series A 5.25%, due 7/1/42	21,030,000	19,820,775
Series B 5.35%, due 7/1/27	5,955,000	5,419,050
Series A 5.50%, due 7/1/28	13,510,000	13,543,775
Series A 6.00%, due 7/1/47	15,295,000	15,142,050
Puerto Rico Convention Center District Authority, Revenue Bonds
Series A, Insured: AGC 4.50%, due 7/1/36	6,240,000	6,126,806
Series A, Insured: AMBAC 5.00%, due 7/1/31	7,765,000	7,768,650
Puerto Rico Electric Power Authority, Build America Bonds, Revenue Bonds (e)(f)
Series EEE 5.95%, due 7/1/30	10,225,000	5,654,425
Series EEE-RSA-1 5.95%, due 7/1/30	16,310,000	9,692,217
Series EEE-RSA-1 6.05%, due 7/1/32	10,025,000	5,989,937
Series EEE 6.05%, due 7/1/32	1,225,000	681,406
Series YY-RSA-1 6.125%, due 7/1/40	24,095,000	14,426,881
Series YY 6.125%, due 7/1/40	22,010,000	12,270,575
Series EEE 6.25%, due 7/1/40	8,685,000	4,852,744

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	37

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Electric Power Authority, Revenue Bonds
Series DDD-RSA-1 3.30%, due 7/1/19 (e)(f)	$800,000	$445,000
Series ZZ-RSA-1 4.25%, due 7/1/20 (e)(f)	435,000	256,106
Series ZZ-RSA-1 4.375%, due 7/1/21 (e)(f)	25,000	14,719
Series CCC-RSA-1 4.375%, due 7/1/22 (e)(f)	115,000	67,706
Series ZZ-RSA-1 4.50%, due 7/1/23 (e)(f)	95,000	56,169
Series CCC-RSA-1 4.60%, due 7/1/24 (e)(f)	200,000	118,250
Series ZZ-RSA-1 4.625%, due 7/1/25 (e)(f)	65,000	38,431
Series CCC-RSA-1 4.625%, due 7/1/25 (e)(f)	235,000	138,944
Series XX-RSA-1 4.75%, due 7/1/26 (e)(f)	320,000	189,200
Series ZZ-RSA-1 4.75%, due 7/1/27 (e)(f)	405,000	239,456
Series A-RSA-1 4.80%, due 7/1/29 (e)(f)	690,000	407,963
Series TT-RSA-1 5.00%, due 7/1/20 (e)(f)	2,195,000	1,308,769
Series DDD-RSA-1 5.00%, due 7/1/20 (e)(f)	3,020,000	1,800,675
Series DDD-RSA-1 5.00%, due 7/1/21 (e)(f)	275,000	163,969
Series PP, Insured: NATL-RE 5.00%, due 7/1/22	200,000	200,306
Series SS, Insured: NATL-RE 5.00%, due 7/1/22	1,140,000	1,141,744
Series RR, Insured: NATL-RE 5.00%, due 7/1/23	4,580,000	4,589,068
Series TT-RSA-1 5.00%, due 7/1/23 (e)(f)	365,000	217,631
Series RR, Insured: NATL-RE 5.00%, due 7/1/24	115,000	115,281
Series SS, Insured: NATL-RE 5.00%, due 7/1/25	770,000	772,241
Series TT-RSA-1 5.00%, due 7/1/25 (e)(f)	810,000	482,963
Series CCC-RSA-1 5.00%, due 7/1/25 (e)(f)	575,000	342,844
Series TT-RSA-1 5.00%, due 7/1/26 (e)(f)	50,000	29,813
Series TT, Insured: AGM 5.00%, due 7/1/27	150,000	150,962

	Principal Amount	Value
Puerto Rico (continued)
Puerto Rico Electric Power Authority, Revenue Bonds (continued)
Series TT-RSA-1 5.00%, due 7/1/27 (e)(f)	$545,000	$324,956
Series WW-RSA-1 5.00%, due 7/1/28 (e)(f)	1,155,000	688,669
Series TT-RSA-1 5.00%, due 7/1/32 (e)(f)	1,250,000	745,313
Series TT-RSA-1 5.00%, due 7/1/37 (e)(f)	1,620,000	965,925
Series A-RSA-1 5.00%, due 7/1/42 (e)(f)	4,525,000	2,698,031
Series A-RSA-1 5.05%, due 7/1/42 (e)(f)	300,000	178,875
Series ZZ-RSA-1 5.25%, due 7/1/20 (e)(f)	225,000	134,156
Series ZZ-RSA-1 5.25%, due 7/1/23 (e)(f)	620,000	369,675
Series AAA-RSA-1 5.25%, due 7/1/24 (e)(f)	2,500,000	1,490,625
Series ZZ-RSA-1 5.25%, due 7/1/26 (e)(f)	2,030,000	1,210,387
Series AAA-RSA-1 5.25%, due 7/1/26 (e)(f)	110,000	65,588
Series CCC-RSA-1 5.25%, due 7/1/26 (e)(f)	330,000	196,763
Series VV, Insured: NATL-RE 5.25%, due 7/1/29	630,000	646,071
Series AAA-RSA-1 5.25%, due 7/1/30 (e)(f)	145,000	86,456
Series VV, Insured: NATL-RE 5.25%, due 7/1/30	3,850,000	3,931,812
Series VV, Insured: NATL-RE 5.25%, due 7/1/32	345,000	348,999
Series WW-RSA-1 5.25%, due 7/1/33 (e)(f)	1,510,000	900,338
Series XX-RSA-1 5.25%, due 7/1/35 (e)(f)	2,265,000	1,350,506
Series XX-RSA-1 5.25%, due 7/1/40 (e)(f)	7,390,000	4,406,287
Series BBB 5.40%, due 7/1/28 (e)(f)	5,620,000	3,076,950
Series WW-RSA-1 5.50%, due 7/1/21 (e)(f)	245,000	146,694
Series WW-RSA-1 5.50%, due 7/1/38 (e)(f)	315,000	188,606
Series 2013A-RSA-1 6.75%, due 7/1/36 (e)(f)	445,000	273,119
Series 2013A-RSA-1 7.00%, due 7/1/40 (e)(f)	140,000	85,925
Series 2013A-RSA-1 7.00%, due 7/1/43 (e)(f)	2,000,000	1,227,500

38	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Highway & Transportation Authority, Revenue Bonds
Series N, Insured: AMBAC (zero coupon), due 7/1/20	$1,490,000	$1,480,747
Insured: AMBAC (zero coupon), due 7/1/27	200,000	147,094
Series A, Insured: NATL-RE 4.75%, due 7/1/38	1,070,000	1,016,446
Series A, Insured: AGM 4.75%, due 7/1/38	650,000	647,849
Insured: NATL-RE 5.00%, due 7/1/22	345,000	345,417
Insured: AGC 5.00%, due 7/1/23	2,870,000	2,889,975
Insured: NATL-RE 5.00%, due 7/1/28	460,000	460,087
Series N, Insured: AMBAC 5.25%, due 7/1/30	3,680,000	3,971,750
Series N, Insured: AMBAC 5.25%, due 7/1/31	9,295,000	9,999,375
Series CC, Insured: AGM 5.25%, due 7/1/32	4,500,000	4,839,750
Series N, Insured: NATL-RE 5.25%, due 7/1/33	7,490,000	7,557,560
Series CC, Insured: AGM 5.25%, due 7/1/36	1,850,000	1,970,194
Series L, Insured: AMBAC 5.25%, due 7/1/38	1,035,000	1,084,380
Series N, Insured: AGC, AGM 5.50%, due 7/1/25	2,245,000	2,436,094
Insured: NATL-RE 5.50%, due 7/1/28	7,550,000	7,902,811
Series CC, Insured: NATL-RE 5.50%, due 7/1/29	5,010,000	5,229,338
Series CC, Insured: AGM 5.50%, due 7/1/31	465,000	512,012
Series CC, Insured: AGC 5.50%, due 7/1/31	2,790,000	3,072,069
Puerto Rico Infrastructure Financing Authority, Revenue Bonds Series A 8.25%, due 5/1/17 (a)(e)(f)(g)	7,100,000	4,597,250
Puerto Rico Municipal Finance Agency, Revenue Bonds Series A, Insured: AGM 5.00%, due 8/1/27	2,530,000	2,546,217
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds Series K, Insured: AGM 5.25%, due 7/1/27	5,970,000	6,009,402

	Principal Amount	Value
Puerto Rico (continued)
Puerto Rico Public Buildings Authority, Revenue Bonds
Series G, Insured: AGC 4.75%, due 7/1/32	$270,000	$270,254
Insured: AGC 5.25%, due 7/1/33	680,000	680,435
Series D, Insured: AMBAC 5.45%, due 7/1/31	305,000	305,244
Puerto Rico Sales Tax Financing Corp., COFINA, Revenue Bonds Class 2 (zero coupon), due 8/1/54	516,302	96,770
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A-1 (zero coupon), due 7/1/27	700,000	528,122
Series A-1 (zero coupon), due 7/1/29	682,000	466,918
Series A-1 (zero coupon), due 7/1/31	879,000	539,082
Series A-1 (zero coupon), due 7/1/33	990,000	538,610
Series A-1 (zero coupon), due 7/1/46	10,802,000	2,537,714
Series A-2 4.329%, due 7/1/40	4,728,000	4,234,019
Series A-1 4.50%, due 7/1/34	725,000	707,992
Series A-2 4.536%, due 7/1/53	112,000	97,444
Series A-1 4.75%, due 7/1/53	31,723,000	28,780,692
Series A-2 4.784%, due 7/1/58	3,639,000	3,292,058
Series A-1 5.00%, due 7/1/58	99,527,000	93,512,583

		595,408,597

Rhode Island 0.3%
Providence Redevelopment Agency, Port Providence Lease, Certificates of Participation
Series A, Insured: AGC (zero coupon), due 9/1/24	1,735,000	1,561,864
Series A, Insured: AGC (zero coupon), due 9/1/26	685,000	578,305
Series A, Insured: AGC (zero coupon), due 9/1/29	1,835,000	1,384,012
Series A, Insured: AGC (zero coupon), due 9/1/30	1,835,000	1,325,035
Series A, Insured: AGC (zero coupon), due 9/1/32	1,500,000	985,995

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	39

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Rhode Island (continued)
Providence Redevelopment Agency, Port Providence Lease, Certificates of Participation (continued)
Series A, Insured: AGC (zero coupon), due 9/1/34	$1,000,000	$597,800
Series A, Insured: AGC (zero coupon), due 9/1/35	360,000	205,686
Series A, Insured: AGC (zero coupon), due 9/1/36	470,000	257,424
Rhode Island Health & Educational Building Corp., Lifespan Obligated Group, Revenue Bonds 5.00%, due 5/15/39	750,000	779,415
Rhode Island Health & Educational Building Corp., Public Schools Financing Project, Revenue Bonds Insured: AMBAC 5.00%, due 5/15/21	65,000	65,217
Rhode Island Turnpike & Bridge Authority, Motor Fuel Tax, Revenue Bonds Series A 4.00%, due 10/1/44	1,500,000	1,635,390
Tobacco Settlement Financing Corp., Revenue Bonds Series A (zero coupon), due 6/1/52	94,920,000	11,831,778

		21,207,921

South Carolina 1.2%
South Carolina Jobs-Economic Development Authority, Bishop Gadsden Episcopal Retirement Community, Revenue Bonds
Series A 4.00%, due 4/1/54	1,160,000	942,361
Series A 5.00%, due 4/1/54	3,000,000	3,025,620
South Carolina Jobs-Economic Development Authority, The Woodlands at Furman, Revenue Bonds 5.25%, due 11/15/52	1,625,000	1,466,465
South Carolina Jobs-Economic Development Authority, Woodlands at Furman Project, Revenue Bonds
Series A 5.00%, due 11/15/54	1,000,000	848,590
5.25%, due 11/15/47	5,375,000	4,915,814

	Principal Amount	Value
South Carolina (continued)
South Carolina Public Service Authority, Revenue Bonds
Series C 5.00%, due 12/1/39	$1,085,000	$1,141,995
Series C 5.00%, due 12/1/46	5,900,000	6,159,954
Series E 5.00%, due 12/1/48	21,570,000	22,309,204
Series A 5.00%, due 12/1/50	4,660,000	4,877,016
Series B 5.00%, due 12/1/56	6,055,000	6,394,322
Series E 5.25%, due 12/1/55	13,900,000	14,745,259
Series A 5.50%, due 12/1/54	5,100,000	5,411,100
South Carolina Public Service Authority, Santee Cooper Project, Revenue Bonds Series D 5.00%, due 12/1/43	5,570,000	5,710,754

		77,948,454

South Dakota 0.1%
South Dakota Health & Educational Facilities Authority, Revenue Bonds Series E 5.00%, due 11/1/42	3,150,000	3,266,645

Tennessee 0.8%
Chattanooga-Hamilton County Hospital Authority, Revenue Bonds 5.00%, due 10/1/44	6,500,000	6,019,260
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Lipscomb University Project, Revenue Bonds
Series A 4.00%, due 10/1/49	1,685,000	1,592,797
Series A 5.00%, due 10/1/45	11,910,000	12,334,115
Series A 5.25%, due 10/1/58	9,000,000	9,392,760
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, Trevecca Nazarine University Project, Revenue Bonds 5.00%, due 10/1/48	1,000,000	1,005,330

40	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Tennessee (continued)
Metropolitan Nashville Airport Authority, Revenue Bonds (b)
Series B 5.00%, due 7/1/44	$5,000,000	$5,617,800
Series B 5.00%, due 7/1/54	14,050,000	15,631,327

		51,593,389

Texas 5.9%
Bexar County Health Facilities Development Corp., Army Retirement Residence Foundation, Revenue Bonds 5.00%, due 7/15/41	3,300,000	3,142,293
Central Texas Regional Mobility Authority, Revenue Bonds
(zero coupon), due 1/1/23	1,000,000	914,950
(zero coupon), due 1/1/33	315,000	189,605
(zero coupon), due 1/1/34	3,275,000	1,887,317
(zero coupon), due 1/1/35	3,700,000	2,032,706
(zero coupon), due 1/1/36	2,000,000	1,045,640
(zero coupon), due 1/1/39	3,500,000	1,573,705
4.00%, due 1/1/41	6,250,000	6,129,000
5.00%, due 1/1/33	1,225,000	1,278,692
5.00%, due 1/1/42	2,340,000	2,423,655
5.00%, due 1/1/46	12,215,000	12,948,022
Central Texas Turnpike System, Revenue Bonds Series C 5.00%, due 8/15/42	12,000,000	12,443,160
City of Houston TX, Airport System Revenue, United Airlines, Inc., Revenue Bonds 5.00%, due 7/1/29 (b)	11,400,000	11,316,666
Clifton Higher Education Finance Corp., Idea Public Schools, Revenue Bonds
5.75%, due 8/15/41	1,750,000	1,860,810
6.00%, due 8/15/43	3,500,000	3,808,280
Clifton Higher Education Finance Corp., Revenue Bonds Series A 5.00%, due 12/1/45	2,500,000	2,527,950
Danbury Higher Education Authority, Golden Rule School, Inc., Revenue Bonds Series A 4.00%, due 8/15/49	4,000,000	3,675,760
Decatur Hospital Authority, Wise Regional Health System, Revenue Bonds Series A 5.25%, due 9/1/44	3,250,000	3,384,160

	Principal Amount	Value
Texas (continued)
Grand Parkway Transportation Corp., 1st Tier Toll, Revenue Bonds
4.00%, due 10/1/49	$80,140,000	$84,911,536
Series A 5.50%, due 4/1/53	600,000	693,966
Harris County Cultural Education Facilities Finance Corp., Revenue Bonds 7.00%, due 1/1/43	1,500,000	1,731,630
Harris County Cultural Education Facilities Finance Corp., YMCA Greater Houston Area, Revenue Bonds
Series A 5.00%, due 6/1/33	900,000	909,153
Series A 5.00%, due 6/1/38	1,960,000	1,964,351
Harris County-Houston Sports Authority Cap Appreciation, Senior Lien, Revenue Bonds Series A, Insured: AGM (zero coupon), due 11/15/40	1,060,000	408,651
Harris County-Houston Sports Authority, Revenue Bonds
Series H, Insured: NATL-RE (zero coupon), due 11/15/24	970,000	859,433
Series H, Insured: NATL-RE (zero coupon), due 11/15/26	600,000	491,351
Series H, Insured: NATL-RE (zero coupon), due 11/15/29	735,000	522,129
Series H, Insured: NATL-RE (zero coupon), due 11/15/32	250,000	148,563
Series A-3, Insured: NATL-RE (zero coupon), due 11/15/32	1,670,000	890,177
Series H, Insured: NATL-RE (zero coupon), due 11/15/33	185,000	103,113
Series A-3, Insured: NATL-RE (zero coupon), due 11/15/33	890,000	446,531
Series A, Insured: NATL-RE (zero coupon), due 11/15/34	1,805,000	864,100
Series A, Insured: AGM (zero coupon), due 11/15/34	1,535,000	872,862
Series H, Insured: NATL-RE (zero coupon), due 11/15/38	1,395,000	561,571
Series A, Insured: AGM, NATL-RE (zero coupon), due 11/15/38	36,815,000	16,175,407
Series H, Insured: NATL-RE (zero coupon), due 11/15/39	1,525,000	574,635
Series H, Insured: NATL-RE (zero coupon), due 11/15/40	1,855,000	653,925
Series H, Insured: NATL-RE (zero coupon), due 11/15/41	700,000	230,790

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	41

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Hemphill County Hospital District, Unlimited General Obligation 4.625%, due 2/1/39	$2,765,000	$2,786,650
Montgomery County Toll Road Authority, Revenue Bonds 5.00%, due 9/15/48	2,500,000	2,536,250
New Hope Cultural Education Facilities Corp., Collegiate Housing Denton Women’s University Dining Project, Revenue Bonds Insured: AGM 4.00%, due 7/1/48	1,000,000	1,001,650
New Hope Cultural Education Facilities Corp., Collegiate Housing Tarleton State, Revenue Bonds Series A 5.00%, due 4/1/46	3,000,000	3,027,090
New Hope Cultural Education Facilities Corp., Jubilee Academic Center Project, Revenue Bonds (a)
Series A 5.00%, due 8/15/36	5,000,000	4,621,450
Series A 5.125%, due 8/15/47	2,085,000	1,831,255
New Hope Cultural Education Facilities Corp., Quality Senior Housing Foundation of East Texas, Inc., Revenue Bonds Series A-1 5.00%, due 12/1/49	3,770,000	3,569,624
New Hope Cultural Education Facilities Corp., Stephenville Tarleton State, Revenue Bonds Series A 6.00%, due 4/1/45	3,550,000	3,702,437
New Hope Cultural Education Facilities Finance Corp., Legacy at Midtown Park Project, Revenue Bonds Series A 5.50%, due 7/1/54	1,500,000	1,161,915
New Hope Cultural Education Facilities Finance Corp., Wesleyan Homes, Inc., Project, Revenue Bonds 5.00%, due 1/1/55	1,500,000	1,143,510
North East Texas Regional Mobility Authority, Revenue Bonds
Series B 5.00%, due 1/1/41	6,000,000	6,120,660
Series B 5.00%, due 1/1/46	3,535,000	3,569,608

	Principal Amount	Value
Texas (continued)
North Texas Tollway Authority, Revenue Bonds 5.00%, due 1/1/50	$1,750,000	$1,934,747
Port Beaumont Navigation District Dock & Wharf Facilities, Jefferson Gulf Coast Energy Project, Revenue Bonds (a)(b)
Series A 3.625%, due 1/1/35	1,945,000	1,596,612
Series A 4.00%, due 1/1/50	8,930,000	6,646,331
Port Freeport, Senior Lien, Revenue Bonds (b)
Series A 4.00%, due 6/1/38	1,650,000	1,772,232
Series A 4.00%, due 6/1/39	1,620,000	1,734,988
Series A 4.00%, due 6/1/44	3,500,000	3,702,370
Port of Port Arthur Navigation District, Unlimited General Obligation 4.00%, due 3/1/47 (b)	4,450,000	4,702,048
Red River Educational Finance Corp., Houston Baptist University Project, Revenue Bonds 5.50%, due 10/1/46	6,250,000	6,557,562
San Juan Higher Education Finance Authority, Idea Public Schools, Revenue Bonds Series A 6.70%, due 8/15/40	1,000,000	1,016,450
Tarrant County Cultural Education Facilities Finance Corp., Barton Creek Senior Living CTR, Revenue Bonds 5.00%, due 11/15/40	1,500,000	1,332,330
Tarrant County Cultural Education Facilities Finance Corp., Buckner Retirement Services, Revenue Bonds Series B 5.00%, due 11/15/40	1,250,000	1,341,012
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds 5.00%, due 12/15/26	3,500,000	3,667,475
Texas Private Activity Bond Surface Transportation Corp., North Tarrant Express Managed Lanes Project, Revenue Bonds
Series A 4.00%, due 12/31/37	3,120,000	3,073,231
Series A 4.00%, due 12/31/38	3,000,000	2,937,990
Series A 4.00%, due 12/31/39	5,000,000	4,872,750

42	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Texas Private Activity Bond Surface Transportation Corp., NTE Mobility, Revenue Bonds (b)
5.00%, due 6/30/58	$69,200,000	$72,403,268
Senior Lien 6.75%, due 6/30/43	11,700,000	12,894,570
Texas Private Activity Bond Surface Transportation Corp., Senior Lien, Blueridge Transportation Group LLC, Revenue Bonds 5.00%, due 12/31/55 (b)	7,500,000	7,152,225
Texas Private Activity Bond Surface Transportation Corp., Senior Lien, LBJ Infrastructure, Revenue Bonds
7.00%, due 6/30/40	3,080,000	3,092,998
7.50%, due 6/30/33	750,000	754,005
Texas Public Finance Authority Charter School Finance Corp., ED—Burnham Wood Project, Revenue Bonds Series A 6.25%, due 9/1/36	400,000	400,108
Texas Transportation Commission, First Tier, State Highway 249, Revenue Bonds Series A 5.00%, due 8/1/57	10,000,000	10,197,900
Travis County Health Facilities Development Corp., Westminster Manor, Revenue Bonds 7.125%, due 11/1/40	1,000,000	1,030,720

		376,482,266

U.S. Virgin Islands 1.6%
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds Series A 5.00%, due 10/1/32	15,600,000	13,814,424
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds
Series A 4.00%, due 10/1/22	1,280,000	1,221,952
Series C 5.00%, due 10/1/22	8,515,000	8,179,168
Series B 5.00%, due 10/1/25	2,825,000	2,638,155
Series A 5.00%, due 10/1/29	9,215,000	8,526,455
Series B 5.25%, due 10/1/29	6,410,000	5,931,494

	Principal Amount	Value
U.S. Virgin Islands (continued)
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds (continued)
Subseries A 6.00%, due 10/1/39	$800,000	$725,056
Series A 6.625%, due 10/1/29	3,105,000	2,964,716
Series A 6.75%, due 10/1/37	12,910,000	12,180,069
Virgin Islands Public Finance Authority, Revenue Bonds
Series C 5.00%, due 10/1/20	2,000,000	1,983,480
Series C 5.00%, due 10/1/30	17,270,000	15,436,962
Series A 5.00%, due 10/1/34	2,600,000	2,281,084
Series C 5.00%, due 10/1/39	9,910,000	8,544,303
Virgin Islands Public Finance Authority, Senior Lien-Matching Fund Loan Note, Revenue Bonds Senior Lien-Series B 5.00%, due 10/1/25	19,240,000	18,062,704
Virgin Islands Water & Power Authority-Electric System, Revenue Bonds Series A 5.00%, due 7/1/31	1,145,000	969,655

		103,459,677

Utah 0.3%
Utah Charter School Finance Authority, Da Vinci Academy, Revenue Bonds 7.75%, due 3/15/39	700,000	740,971
Utah Infrastructure Agency, Telecommunication, Revenue Bonds
4.00%, due 10/15/39	2,175,000	1,800,552
4.00%, due 10/15/42	1,970,000	1,581,752
Series A 5.00%, due 10/15/32	1,615,000	1,624,512
Series A 5.00%, due 10/15/34	3,385,000	3,380,803
Series A 5.00%, due 10/15/37	1,100,000	1,075,877
Series A 5.00%, due 10/15/40	4,130,000	3,966,617
Series A 5.375%, due 10/15/40	6,260,000	6,323,101

		20,494,185

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	43

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Vermont 0.1%
Vermont Educational & Health Buildings Financing Agency, Developmental & Mental Health Services, Revenue Bonds Series A, Insured: AGC 4.75%, due 8/15/36	$500,000	$509,110
Vermont Student Assistance Corp., Education Loan, Revenue Bonds Subseries B 4.50%, due 6/15/45 (b)	3,500,000	3,571,925

		4,081,035

Virginia 2.0%
Farmville Industrial Development Authority Facilities, Longwood University Student Project, Revenue Bonds
Series A 5.00%, due 1/1/48	7,000,000	7,223,790
Series A 5.00%, due 1/1/55	16,000,000	16,420,160
Henrico County Economic Development Authority, Residential Care Facility, Revenue Bonds Series C 5.00%, due 12/1/47	2,200,000	1,929,136
Lynchburg Economic Development Authority, Randolph College Project, Revenue Bonds 5.00%, due 9/1/48	3,705,000	3,944,380
Newport News Economic Development Authority, LifeSpire, Revenue Bonds 5.00%, due 12/1/38	2,575,000	2,347,962
Norfolk Redevelopment and Housing Authority, Norfolk Retirement Community, Harbors Edge Project, Revenue Bonds
Series B 4.00%, due 1/1/25	1,200,000	1,176,456
Series A 5.25%, due 1/1/54	3,300,000	3,193,542
Roanoke Economic Development Authority, Lynchburg College, Revenue Bonds Series A 4.00%, due 9/1/48	4,890,000	4,136,060
Salem Economic Development Authority, Educational Facilities, Roanoke College, Revenue Bonds
4.00%, due 4/1/45	1,000,000	872,720
5.00%, due 4/1/49	1,000,000	1,022,820

	Principal Amount	Value
Virginia (continued)
Tobacco Settlement Financing Corp., Convertible-Senior, Revenue Bonds Senior Lien-Series B2 5.20%, due 6/1/46	$2,000,000	$2,000,740
Tobacco Settlement Financing Corp., Revenue Bonds Series B1 5.00%, due 6/1/47	29,205,000	27,625,886
Virginia College Building Authority, Marymount University Project, Revenue Bonds Series B 5.00%, due 7/1/45 (a)	1,945,000	1,671,455
Virginia Small Business Financing Authority, Elizabeth River Crossing, Revenue Bonds Senior Lien 5.50%, due 1/1/42 (b)	18,245,000	18,115,460
Virginia Small Business Financing Authority, Express Lanes LLC, Revenue Bonds Senior Lien 5.00%, due 1/1/40 (b)	10,000,000	9,962,100
Virginia Small Business Financing Authority, Transform I-66 P3 Project, Revenue Bonds (b)
5.00%, due 12/31/52	12,160,000	12,239,162
5.00%, due 12/31/56	17,040,000	17,110,034

		130,991,863

Washington 0.5%
King County Public Hospital District No. 4, Limited General Obligation 7.00%, due 12/1/40	1,000,000	1,040,260
Pend Oreille County Public Utility, District No. 1 Box Canyon, Revenue Bonds
4.00%, due 1/1/41	3,000,000	3,106,920
5.00%, due 1/1/48	5,430,000	6,089,636
Port of Seattle Industrial Development Corp., King County Public Hospital District, Special Facilities Delta Airlines, Revenue Bonds 5.00%, due 4/1/30 (b)	1,825,000	1,838,688
Washington Higher Educational Facilities Authority, Seattle Pacific University Project, Revenue Bonds 5.00%, due 10/1/45	3,800,000	4,064,404
Washington Higher Educational Facilities Authority, Whitworth University Project, Revenue Bonds Series A 5.00%, due 10/1/40	3,000,000	3,154,530

44	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Washington (continued)
Washington State Housing Finance Commission, Riverview Retirement Community, Revenue Bonds 5.00%, due 1/1/48	$3,000,000	$2,736,360
Whidbey Island Public Hospital District, Unlimited General Obligation
5.375%, due 12/1/39	9,920,000	10,426,615
5.50%, due 12/1/33	2,070,000	2,197,491
Whidbey Island Public Hospital District, Whidbey General Hospital, Limited General Obligation
3.75%, due 12/1/32	100,000	100,096
4.00%, due 12/1/37	290,000	290,046

		35,045,046

West Virginia 0.4%
Glenville State College, Board of Governors, Revenue Bonds 5.25%, due 6/1/47	4,000,000	3,480,720
Monongalia County Commission Special District, University Town Center, Revenue Bonds Series A 5.50%, due 6/1/37 (a)	4,000,000	3,926,040
West Virginia Hospital Finance Authority, Cabell Huntington Hospital Obligated Group, Revenue Bonds
Series A 4.00%, due 1/1/37	5,125,000	5,284,849
Series A 4.00%, due 1/1/38	2,500,000	2,551,075
Series A 4.125%, due 1/1/47	13,650,000	12,962,040

		28,204,724

Wisconsin 2.6%
Public Finance Authority Education Revenue, Coral Academy of Science Las Vegas, Revenue Bonds Series A 5.00%, due 7/1/48	2,000,000	2,089,400
Public Finance Authority Education Revenue, Guilford College, Revenue Bonds Series A 5.00%, due 1/1/48	11,495,000	11,663,517
Public Finance Authority Education Revenue, Wilson Preparatory Academy, Revenue Bonds Series A 5.00%, due 6/15/49 (a)	1,100,000	924,308

	Principal Amount	Value
Wisconsin (continued)
Public Finance Authority Educational Facilities, Lake Erie College Project, Revenue Bonds Series A 5.875%, due 10/1/54 (a)	$2,000,000	$1,633,020
Public Finance Authority Educational Facilities, Wingate University, Revenue Bonds Series A 5.25%, due 10/1/38	3,250,000	3,439,507
Public Finance Authority, Affinity Living Group NC-12 Obligated Group, Revenue Bonds 6.75%, due 11/1/24 (a)	10,000,000	9,762,700
Public Finance Authority, Appalachian State University Project, Revenue Bonds
Series A, Insured: AGM 4.00%, due 7/1/50	1,000,000	1,029,260
Series A, Insured: AGM 4.00%, due 7/1/55	1,250,000	1,282,275
Series A, Insured: AGM 4.00%, due 7/1/59	1,600,000	1,641,312
Public Finance Authority, Bancroft NeuroHealth Project, Revenue Bonds Series A 5.00%, due 6/1/36 (a)	750,000	711,053
Public Finance Authority, Cullowhee LLC, Revenue Bonds 5.25%, due 7/1/47	2,000,000	2,046,320
Public Finance Authority, Fellowship Senior Living Project, Revenue Bonds
Series A 4.00%, due 1/1/46	2,955,000	2,265,480
Series A 4.00%, due 1/1/52	12,085,000	8,892,143
Public Finance Authority, FFAH North Carolina & Missouri Portfolio, Revenue Bonds
Series A 4.75%, due 12/1/35	1,150,000	1,233,663
Series A 5.00%, due 12/1/45	3,200,000	3,437,376
Series A 5.15%, due 12/1/50	2,250,000	2,418,840
Public Finance Authority, Glenridge Palmer Ranch, Revenue Bonds Series A 8.25%, due 6/1/46 (a)	1,000,000	1,055,320
Public Finance Authority, Guilford College, Revenue Bonds 5.50%, due 1/1/47	6,160,000	6,417,303

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	45

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Wisconsin (continued)
Public Finance Authority, Irving Convention Center Hotel Project, Revenue Bonds Series A-2 7.00%, due 1/1/50 (a)	$13,990,000	$12,791,197
Public Finance Authority, National Gypsum Co., Revenue Bonds (b)
4.00%, due 8/1/35	4,000,000	3,371,240
5.25%, due 4/1/30	10,300,000	10,324,411
Public Finance Authority, NC A&T Real Estate Foundation LLC Project, Revenue Bonds
Series A 5.00%, due 6/1/44	1,350,000	1,351,053
Series A 5.00%, due 6/1/49	7,125,000	7,070,280
Series B 5.00%, due 6/1/49	2,720,000	2,699,110
Public Finance Authority, Nevada State College, Revenue Bonds 5.00%, due 5/1/55 (a)	7,100,000	5,685,183
Public Finance Authority, North Carolina Leadership Academy, Revenue Bonds 4.00%, due 6/15/29 (a)	325,000	310,369
Public Finance Authority, Roseman University Health Sciences, Revenue Bonds
5.00%, due 4/1/30 (a)	700,000	702,681
5.00%, due 4/1/40 (a)	1,300,000	1,209,988
5.50%, due 4/1/32	1,250,000	1,254,688
5.875%, due 4/1/45	6,650,000	6,712,975
Public Finance Authority, Senior-Obligation Group, Revenue Bonds Series B 5.00%, due 7/1/42 (b)	10,000,000	10,003,900
Public Finance Authority, Ultimate Medical Academy Project, Revenue Bonds (a)
Series A 5.00%, due 10/1/29	3,000,000	3,382,140
Series A 5.00%, due 10/1/39	17,000,000	16,596,760
Public Finance Authority, WakeMed Obligated Group, Revenue Bonds Series A 4.00%, due 10/1/49	7,000,000	7,056,980
Public Finance Authority, Wisconsin Airport Facilities, AFCO Investors II Portfolio, Revenue Bonds 5.75%, due 10/1/31 (a)(b)	1,670,000	1,690,691

	Principal Amount	Value
Wisconsin (continued)
Public Finance Authority, Wisconsin Senior Living, Rose Villa Project, Revenue Bonds Series A 5.75%, due 11/15/44 (a)	$1,400,000	$1,341,466
Wisconsin Health & Educational Facilities Authority, Rogers Memorial Hospital, Inc. Revenue Bonds Series A 5.00%, due 7/1/49	2,600,000	2,803,736
Wisconsin Health & Educational Facilities Authority, Sauk-Prairie Memorial Hospital, Inc., Revenue Bonds 5.375%, due 2/1/48	4,400,000	3,717,648
Wisconsin Health & Educational Facilities Authority, St. Camillus Health System, Inc., Revenue Bonds
Series B-3 2.25%, due 11/1/26	3,000,000	2,669,010
Series B-2 2.55%, due 11/1/27	3,000,000	2,668,560

		167,356,863

Wyoming 0.0%‡
West Park Hospital District, West Park Hospital Project, Revenue Bonds Series B 6.50%, due 6/1/27	500,000	520,840
Wyoming Community Development Authority, Revenue Bonds 6.50%, due 7/1/43	930,000	947,038

		1,467,878

Total Long-Term Municipal Bonds (Cost $6,135,545,677)		5,977,267,295

Short-Term Municipal Notes 5.0%
Alabama 0.1%
Tender Option Bond Trust Receipts, Revenue Bonds (a)(h)
Series 2018-XF2668 0.42%, due 5/1/26	3,650,000	3,650,000
Series 2018-XF2667 0.42%, due 7/1/26	3,590,000	3,590,000

		7,240,000

California 1.2%
Northern California Gas Authority No. 1, Gas Project, Revenue Bonds Series B 1.68%, due 7/1/27 (h)	38,575,000	35,964,630

46	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Municipal Notes (continued)
California (continued)
Nuveen Enhanced Dividend Advantage Mutual Fund Series A 0.90%, due 10/1/47 (a)(h)	$38,000,000	$38,000,000
Tender Option Bond Trust Receipts, Revenue Bonds Series 2019-ZF2842 0.32%, due 11/15/49 (a)(h)	3,750,000	3,750,000

		77,714,630

Florida 0.2%
Lee Memorial Health Systems, Revenue Bonds Series B 1.65%, due 4/1/49 (h)	14,000,000	14,000,000

Illinois 0.1%
City of Aurora IL, Aurora University, Revenue Bonds 0.26%, due 3/1/49 (h)	2,705,000	2,705,000
Tender Option Bond Trust Receipts, Revenue Bonds Series 2015-XF1045 0.37%, due 6/15/52 (a)(h)	6,550,000	6,550,000

		9,255,000

Indiana 0.2%
Indiana Finance Authority, Republic Services, Inc., Project, Revenue Bonds (b)(h)
1.15%, due 5/1/34	2,000,000	1,999,360
1.15%, due 12/1/37	8,000,000	7,997,440

		9,996,800

Kentucky 0.1%
Kentucky Economic Development Finance Authority, Republic Services, Inc., Revenue Bonds Series A 1.15%, due 4/1/31 (b)(h)	5,420,000	5,418,266

Maryland 0.0%‡
Maryland Health & Higher Educational Facilities Authority, Greater Baltimore Medical Center, Revenue Bonds 0.40%, due 7/1/25 (h)	200,000	200,000

New Jersey 1.0%
New Jersey Turnpike Authority, Revenue Bonds Series D-1 1.39%, due 1/1/24 (h)	66,500,000	64,308,825

	Principal Amount	Value
New York 0.3%
Nuveen New York AMT-Free Quality Municipal Income Fund Series A 0.90%, due 5/1/47 (a)(h)	$20,000,000	$20,000,000

Puerto Rico 0.1%
Puerto Rico Electric Power Authority, Revenue Bonds Series UU, Insured: AGM 1.48%, due 7/1/29 (h)	4,065,000	3,485,737

Texas 1.7%
Nuveen AMT-Free Quality Municipal Income Fund (h)
Series B 0.95%, due 3/1/29	89,740,000	89,740,000
Series D 0.95%, due 3/1/29	11,800,000	11,800,000
Nuveen Quality Municipal Income Fund 0.37%, due 5/1/41 (a)(h)(i)	5,000,000	5,000,000

		106,540,000

Virginia 0.0%‡
Virginia Small Business Financing Authority, University Real Estate, Revenue Bonds 0.14%, due 7/1/30 (h)	65,000	65,000

Total Short-Term Municipal Notes (Cost $322,727,211)		318,224,258

Total Municipal Bonds (Cost $6,458,272,888)		6,295,491,553

	Shares
Closed-End Funds 0.1%
Massachusetts 0.1%
DWS Municipal Income Trust	124,496	1,277,329
Eaton Vance Municipal Bond Fund	132,688	1,590,929
Pioneer Municipal High Income Trust	84,969	919,365

		3,787,623

Multi-State 0.0%‡
BlackRock Investment Quality Municipal Trust, Inc.	23,715	349,796
BlackRock Municipal Income Investment Quality Trust	18,120	242,083
BlackRock MuniEnhanced Fund, Inc.	70,702	719,040
BlackRock MuniHoldings Investment Quality Fund	70,458	870,156

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	47

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Shares	Value
Closed-End Funds (continued)
Multi-State (continued)
BlackRock New York Municipal Fund	15,812	$196,826

		2,377,901

Total Closed-End Funds (Cost $6,392,909)		6,165,524

Total Investments (Cost $6,464,665,797)	98.4%	6,301,657,077
Other Assets, Less Liabilities	1.6	102,859,438
Net Assets	100.0%	$6,404,516,515

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Interest on these securities was subject to alternative minimum tax.
(c)	Floating rate—Rate shown was the rate in effect as of April 30, 2020.

(d)	Step coupon—Rate shown was the rate in effect as of April 30, 2020.

(e)	Issue in non-accrual status.

(f)	Issue in default.

(g)

Illiquid security—As of April 30, 2020, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $6,341,850, which represented 0.1% of the Fund’s net assets.

(h)

Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.

(i)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2020, the total market value of fair valued security was $5,000,000, which represented 0.1% of the Fund’s net assets.

Futures Contracts

As of April 30, 2020, the Portfolio held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]

Short Contracts
10-Year United States Treasury Note	(1,216)	June 2020	$(161,383,203)	$(169,100,000)	$(7,716,797)
United States Treasury Long Bond	(250)	June 2020	(41,503,319)	(45,257,813)	(3,754,494)

Net Unrealized Depreciation					$(11,471,291)

1.	As of April 30, 2020, cash in the amount of $3,932,000 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2020.

The following abbreviations are used in the preceding pages:

ACA—ACA Financial Guaranty Corp.

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

CHF—Collegiate Housing Foundation

NATL-RE—National Public Finance Guarantee Corp.

48	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2020, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$—	$5,977,267,295	$—	$5,977,267,295
Short-Term Municipal Notes	—	318,224,258	—	318,224,258

Total Municipal Bonds	—	6,295,491,553	—	6,295,491,553

Closed-End Funds	6,165,524	—	—	6,165,524

Total Investments in Securities	$6,165,524	$6,295,491,553	—	$6,301,657,077

Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$(11,471,291)	$—	$—	$(11,471,291)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	49

Statement of Assets and Liabilities as of April 30, 2020 (Unaudited)

Assets
Investment in securities, at value (identified cost $6,464,665,797)	$6,301,657,077
Cash	61,817,036
Cash collateral on deposit at broker for futures contracts	3,932,000
Receivables:
Dividends and interest	84,507,086
Fund shares sold	44,702,233
Investment securities sold	12,841,021
Other assets	222,823

Total assets	6,509,679,276

Liabilities
Payables:
Fund shares redeemed	71,265,209
Investment securities purchased	23,867,990
Manager (See Note 3)	2,823,212
NYLIFE Distributors (See Note 3)	730,730
Transfer agent (See Note 3)	584,960
Shareholder communication	69,825
Professional fees	33,947
Variation margin on futures contracts	28,071
Custodian	13,047
Trustees	1,192
Accrued expenses	31,820
Dividend payable	5,712,758

Total liabilities	105,162,761

Net assets	$6,404,516,515

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$541,134
Additional paid-in capital	6,627,700,511

6,628,241,645
Total distributable earnings (loss)	(223,725,130)

Net assets	$6,404,516,515

Class A
Net assets applicable to outstanding shares	$1,920,285,899

Shares of beneficial interest outstanding	162,255,005

Net asset value per share outstanding	$11.83
Maximum sales charge (4.50% of offering price)	0.56

Maximum offering price per share outstanding	$12.39

Investor Class
Net assets applicable to outstanding shares	$4,837,432

Shares of beneficial interest outstanding	409,234

Net asset value per share outstanding	$11.82
Maximum sales charge (4.50% of offering price)	0.56

Maximum offering price per share outstanding	$12.38

Class C
Net assets applicable to outstanding shares	$385,582,156

Shares of beneficial interest outstanding	32,659,296

Net asset value and offering price per share outstanding	$11.81

Class I
Net assets applicable to outstanding shares	$4,051,280,891

Shares of beneficial interest outstanding	342,218,920

Net asset value and offering price per share outstanding	$11.84

Class R6
Net assets applicable to outstanding shares	$42,530,137

Shares of beneficial interest outstanding	3,591,695

Net asset value and offering price per share outstanding	$11.84

50	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Interest	$143,767,789
Dividends	810,815
Other	198

Total income	144,578,802

Expenses
Manager (See Note 3)	19,047,569
Distribution/Service—Class A (See Note 3)	2,780,494
Distribution/Service—Investor Class (See Note 3)	6,618
Distribution/Service—Class C (See Note 3)	2,139,486
Transfer agent (See Note 3)	2,029,159
Professional fees	218,160
Registration	144,844
Shareholder communication	91,895
Trustees	80,982
Custodian	33,514
Miscellaneous	91,011

Total expenses	26,663,732

Net investment income (loss)	117,915,070

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	(9,288,505)
Futures transactions	(2,029,062)

Net realized gain (loss) on investments and futures transactions	(11,317,567)

Net change in unrealized appreciation (depreciation) on:
Investments	(629,047,742)
Futures contracts	(14,050,350)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(643,098,092)

Net realized and unrealized gain (loss) on investments and futures transactions	(654,415,659)

Net increase (decrease) in net assets resulting from operations	$(536,500,589)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	51

Statements of Changes in Net Assets

for the six months ended April 30, 2020 (Unaudited) and the year ended October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$117,915,070	$228,840,515
Net realized gain (loss) on investments and futures transactions	(11,317,567)	1,346,567
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(643,098,092)	304,320,466

Net increase (decrease) in net assets resulting from operations	(536,500,589)	534,507,548

Distributions to shareholders:
Class A	(38,030,232)	(73,277,109)
Investor Class	(90,423)	(175,578)
Class C	(5,700,718)	(12,555,282)
Class I	(81,065,999)	(145,298,311)
Class R6	(1,338,097)	—

Total distributions to shareholders	(126,225,469)	(231,306,280)

Capital share transactions:
Net proceeds from sale of shares	1,779,810,056	3,025,448,392
Net asset value of shares issued to shareholders in reinvestment of distributions	93,703,594	176,215,173
Cost of shares redeemed	(1,871,539,959)	(1,480,797,277)

Increase (decrease) in net assets derived from capital share transactions	1,973,691	1,720,866,288

Net increase (decrease) in net assets	(660,752,367)	2,024,067,556

Net Assets
Beginning of period	7,065,268,882	5,041,201,326

End of period	$6,404,516,515	$7,065,268,882

52	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class A	2020*		2019		2018	2017	2016	2015

Net asset value at beginning of period	$12.98		$12.33		$12.32	$12.52	$12.04	$11.93

Net investment income (loss)	0.22		0.47		0.48	0.49	0.49	0.51

Net realized and unrealized gain (loss) on investments	(1.15)		0.66		0.01	(0.19)	0.51	0.11

Total from investment operations	(0.93)		1.13		0.49	0.30	1.00	0.62

Less distributions:

From net investment income	(0.22)		(0.47)		(0.48)	(0.49)	(0.49)	(0.51)

From net realized gain on investments	(0.00	)‡	(0.01)		—	(0.01)	(0.03)	—

Total distributions	(0.22)		(0.48)		(0.48)	(0.50)	(0.52)	(0.51)

Net asset value at end of period	$11.83		$12.98		$12.33	$12.32	$12.52	$12.04

Total investment return (a)	(7.21%)		9.28%		4.03%	2.48%	8.43%	5.27%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.19	% ††	3.69%		3.84%	3.99%	3.91%	4.21%

Net expenses (b)	0.86	% ††	0.87%		0.87%	0.87%	0.87%	0.87%

Expenses (before waiver/reimbursement) (b)	0.86	% ††	0.87%		0.87%	0.87%	0.87%	0.88%

Portfolio turnover rate	27	% (c)	27	%(c)	32%	34%	41%	31%

Net assets at end of period (in 000’s)	$1,920,286		$2,210,862		$1,616,061	$882,736	$874,512	$600,590

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(c)	The portfolio turnover rate includes variable rate demand notes.

	Six months ended April 30,		Year ended October 31,

Investor Class	2020*		2019		2018	2017	2016	2015

Net asset value at beginning of period	$12.96		$12.32		$12.30	$12.50	$12.02	$11.91

Net investment income (loss)	0.22		0.47		0.48	0.49	0.49	0.50

Net realized and unrealized gain (loss) on investments	(1.14)		0.65		0.02	(0.19)	0.51	0.11

Total from investment operations	(0.92)		1.12		0.50	0.30	1.00	0.61

Less distributions:

From net investment income	(0.22)		(0.47)		(0.48)	(0.49)	(0.49)	(0.50)

From net realized gain on investments	(0.00	)‡	(0.01)		—	(0.01)	(0.03)	—

Total distributions	(0.22)		(0.48)		(0.48)	(0.50)	(0.52)	(0.50)

Net asset value at end of period	$11.82		$12.96		$12.32	$12.30	$12.50	$12.02

Total investment return (a)	(7.23%)		9.19%		4.10%	2.45%	8.42%	5.24%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.19	% ††	3.69%		3.85%	3.98%	3.90%	4.20%

Net expenses (b)	0.87	% ††	0.88%		0.89%	0.90%	0.90%	0.89%

Expenses (before waiver/reimbursement) (b)	0.87	% ††	0.88%		0.89%	0.90%	0.90%	0.90%

Portfolio turnover rate	27	% (c)	27	%(c)	32%	34%	41%	31%

Net assets at end of period (in 000’s)	$4,837		$5,449		$4,383	$3,483	$4,249	$3,216

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(c)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	53

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class C	2020*		2019		2018	2017	2016	2015

Net asset value at beginning of period	$12.95		$12.30		$12.29	$12.49	$12.01	$11.90

Net investment income (loss)	0.17		0.37		0.39	0.39	0.39	0.41

Net realized and unrealized gain (loss) on investments	(1.14)		0.66		0.01	(0.19)	0.51	0.11

Total from investment operations	(0.97)		1.03		0.40	0.20	0.90	0.52

Less distributions:

From net investment income	(0.17)		(0.37)		(0.39)	(0.39)	(0.39)	(0.41)

From net realized gain on investments	(0.00	)‡	(0.01)		—	(0.01)	(0.03)	—

Total distributions	(0.17)		(0.38)		(0.39)	(0.40)	(0.42)	(0.41)

Net asset value at end of period	$11.81		$12.95		$12.30	$12.29	$12.49	$12.01

Total investment return (a)	(7.58%)		8.47%		3.24%	1.69%	7.61%	4.46%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.43	% ††	2.94%		3.11%	3.22%	3.14%	3.44%

Net expenses (b)	1.62	% ††	1.63%		1.63%	1.65%	1.65%	1.64%

Expenses (before waiver/reimbursement) (b)	1.62	% ††	1.63%		1.63%	1.65%	1.65%	1.65%

Portfolio turnover rate	27	% (c)	27	%(c)	32%	34%	41%	31%

Net assets at end of period (in 000’s)	$385,582		$433,318		$396,092	$395,042	$401,279	$296,930

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(c)	The portfolio turnover rate includes variable rate demand notes.

	Six months ended April 30,		Year ended October 31,

Class I	2020*		2019		2018	2017	2016	2015

Net asset value at beginning of period	$12.98		$12.34		$12.32	$12.52	$12.04	$11.93

Net investment income (loss)	0.23		0.50		0.51	0.52	0.52	0.54

Net realized and unrealized gain (loss) on investments	(1.14)		0.65		0.02	(0.19)	0.51	0.11

Total from investment operations	(0.91)		1.15		0.53	0.33	1.03	0.65

Less distributions:

From net investment income	(0.23)		(0.50)		(0.51)	(0.52)	(0.52)	(0.54)

From net realized gain on investments	(0.00	)‡	(0.01)		—	(0.01)	(0.03)	—

Total distributions	(0.23)		(0.51)		(0.51)	(0.53)	(0.55)	(0.54)

Net asset value at end of period	$11.84		$12.98		$12.34	$12.32	$12.52	$12.04

Total investment return (a)	(7.09%)		9.46%		4.38%	2.74%	8.70%	5.53%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.43	% ††	3.93%		4.09%	4.21%	4.16%	4.47%

Net expenses (b)	0.61	% ††	0.62%		0.62%	0.62%	0.62%	0.62%

Expenses (before waiver/reimbursement) (b)	0.61	% ††	0.62%		0.62%	0.62%	0.62%	0.63%

Portfolio turnover rate	27	% (c)	27	%(c)	32%	34%	41%	31%

Net assets at end of period (in 000’s)	$4,051,281		$4,415,639		$3,024,665	$2,094,251	$1,420,936	$919,245

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(c)	The portfolio turnover rate includes variable rate demand notes.

54	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class R6	November 1, 2019^ through April 30, 2020*

Net asset value at beginning of period	$12.98 **

Net investment income (loss)	0.23

Net realized and unrealized gain (loss) on investments	(1.14)

Total from investment operations	(0.91)

Less distributions:

From net investment income	(0.23)

From net realized gain on investments	(0.00)‡

Total distributions	(0.23)

Net asset value at end of period	$11.84

Total investment return (a)	(7.10%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)††	3.43%

Net expenses†† (b)	0.56%

Portfolio turnover rate (c)	27%

Net assets at end of period (in 000’s)	$42,530

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
**	Based on the net asset value of Class I as of November 1, 2019.
(a)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(c)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	55

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-one funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay High Yield Municipal Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has five classes of shares registered for sale. Class A, Investor Class, Class C and Class I shares commenced operations on March 31, 2010. Class R6 shares were registered for sale effective as of February 28, 2017. Class R6 shares commenced operations on November 1, 2019.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I and Class R6 shares are offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. As disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek a high level of current income exempt from federal income taxes. The Fund’s secondary investment objective is total return.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or

56	MainStay MacKay High Yield Municipal Bond Fund

liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2020 is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2020, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker(s) selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

In calculating NAV, each closed-end fund is valued at market value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Price information on closed-end funds are taken from the exchange where the security is primarily traded. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”)

57

Notes to Financial Statements (Unaudited) (continued)

are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio investment may be classified as an illiquid investment under the Trust’s written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2020, and can change at any time. Illiquid investments as of April 30, 2020, are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Income from payment-in-kind securities, to the extent the Fund held any such securities during the six-month period ended April 30, 2020, is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a

58	MainStay MacKay High Yield Municipal Bond Fund

specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve positioning of its portfolio. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. Open futures contracts held as of April 30, 2020, are shown in the Portfolio of Investments.

(H)  Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico began proceedings pursuant to the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. Puerto Rico has reached agreements with certain bondholders to restructure outstanding debt issued by certain of Puerto Rico’s instrumentalities and is negotiating the restructuring of its debt with certain other bondholders. Any agreement to restructure such outstanding debt must be approved by the judge overseeing the debt restructuring. Puerto Rico’s debt restructuring process and other economic, political, social, environmental or health factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of April 30, 2020, 35.9% of the Puerto Rico municipal securities held by the Fund were insured.

On February 12, 2019, the Puerto Rico Sales Tax Financing Corporation (“COFINA”) restructured $17.5 billion of its debt into $12 billion of new securities. On May 3, 2019, the Financial Oversight and Management Board for Puerto Rico (the “Oversight Board”), the Commonwealth of Puerto Rico and a majority of creditors committed to a restructuring support agreement (“RSA”) to restructure the outstanding debt of the Puerto Rico Electric Power Authority. The RSA still requires approval from the presiding judge and the Puerto Rican legislature and there is no assurance that either will approve of the agreement. On September 27, 2019, the Oversight Board released its draft of Puerto Rico’s Bankruptcy Plan of Adjustment. There is no assurance that the plan will be approved by creditors or the presiding judge.

On August 7, 2019, the U.S. Court of Appeals for the First Circuit entered an order denying the Oversight Board’s motion to dismiss as equitably moot the appeal of the presiding judge’s rulings related to confirmation of the COFINA third amended plan of adjustment. The appeal of the COFINA debt restructuring stems from a group of legacy COFINA subordinate bondholders. There is no assurance the First Circuit will uphold the COFINA plan of adjustment approved by the presiding judge.

In July 2018, a creditor challenged the constitutionality of the Oversight Board and the Commonwealth’s petition to restructure its debt pursuant to PROMESA. In February 2019, the First Circuit determined that the Oversight Board’s organization was unconstitutional. The ruling was appealed, and a decision from the United States Supreme Court is pending. If the First Circuit’s decision is upheld, the Oversight Board’s ability to seek to restructure debt on behalf of the Commonwealth could be impaired.

In light of the spread of the novel coronavirus in early 2020 to Puerto Rico and globally, the presiding judge has adjourned most of the Commonwealth’s PROMESA proceedings for public health reasons. As of April 30, 2020, the Fund no longer held any COFINA bonds that have not yet been restructured.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with

59

Notes to Financial Statements (Unaudited) (continued)

third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(J)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2020:

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$(11,471,291)	$(11,471,291)

Total Fair Value		$(11,471,291)	$(11,471,291)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2020:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$(2,029,062)	$(2,029,062)

Total Realized Gain (Loss)		$(2,029,062)	$(2,029,062)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(14,050,350)	$(14,050,350)

Total Change in Unrealized Appreciation (Depreciation)		$(14,050,350)	$(14,050,350)

Average Notional Amount

	Interest Rate Contracts Risk	Total

Futures Contracts Short	$(204,557,250)	$(204,557,250)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Effective February 28, 2020, under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $1 billion; 0.54% from $1 billion to $3 billion; 0.53% from $3 billion to $5 billion; 0.52% from $5 billion to $7 billion; and 0.51% in excess of $7 billion.

Prior February 28, 2020, under the Management Agreement, the Fund paid the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $1 billion; 0.54% from $1 billion to $3 billion; 0.53% from $3 billion to $5 billion; and 0.52% in excess of $5 billion. During the six-month period ended April 30, 2020, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.53%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.875% of the Fund’s average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to Investor Class, Class C and Class I. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to

60	MainStay MacKay High Yield Municipal Bond Fund

the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the six-month period ended April 30, 2020, New York Life Investments earned fees from the Fund in the amount of $19,047,569 and paid the Subadvisor in the amount of $9,524,832.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2020 were $73,831 and $3,557, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class and Class C shares during the six-month period ended April 30, 2020, of $371,067, $24 and $38,449, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. Effective November 1, 2019, New York Life Investments contractually agreed to limit the transfer agency expenses charged to each of the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis (excluding small account fees) after deducting any other applicable expense cap reimbursements or transfer agency waivers. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2020, transfer agent expenses incurred by the Fund and any applicable waivers were as follows:

Class	Expense	Waived

Class A	$631,324	$—
Investor Class	1,723	—
Class C	139,286	—
Class I	1,255,372	—
Class R6	1,454	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2020, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R6	$23,145	0.1%

Note 4–Federal Income Tax

As of April 30, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$6,465,281,782	$190,673,831	$(354,298,536)	$(163,624,705)

61

Notes to Financial Statements (Unaudited) (continued)

During the year ended October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019

Distributions paid from:
Ordinary Income	$7,734,127
Exempt Interest Dividends	221,140,753
Long-Term Capital Gain	2,431,400
Total	$231,306,280

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2020, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2020, purchases and sales of securities, other than short-term securities, were $1,926,511 and $2,014,154, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended April 30, 2020 and the year ended October 31, 2019, were as follows:

Class A	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	27,498,998	$351,268,427
Shares issued to shareholders in reinvestment of distributions	2,638,772	33,720,204
Shares redeemed	(38,141,337)	(472,164,695)

Net increase (decrease) in shares outstanding before conversion	(8,003,567)	(87,176,064)
Shares converted into Class A (See Note 1)	108,370	1,384,231
Shares converted from Class A (See Note 1)	(194,774)	(2,521,910)

Net increase (decrease)	(8,089,971)	$(88,313,743)

Year ended October 31, 2019:
Shares sold	70,721,520	$890,988,616
Shares issued to shareholders in reinvestment of distributions	5,217,076	66,359,853
Shares redeemed	(36,571,545)	(460,936,498)

Net increase (decrease) in shares outstanding before conversion	39,367,051	496,411,971
Shares converted into Class A (See Note 1)	173,505	2,190,487
Shares converted from Class A (See Note 1)	(225,099)	(2,904,268)

Net increase (decrease)	39,315,457	$495,698,190

Investor Class	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	122,078	$1,574,318
Shares issued to shareholders in reinvestment of distributions	6,852	87,355
Shares redeemed	(42,283)	(542,009)

Net increase (decrease) in shares outstanding before conversion	86,647	1,119,664
Shares converted into Investor Class (See Note 1)	3,466	42,206
Shares converted from Investor Class (See Note 1)	(101,277)	(1,292,645)

Net increase (decrease)	(11,164)	$(130,775)

Year ended October 31, 2019:
Shares sold	256,545	$3,255,635
Shares issued to shareholders in reinvestment of distributions	13,360	169,630
Shares redeemed	(205,350)	(2,595,619)

Net increase (decrease)	64,555	$829,646

62	MainStay MacKay High Yield Municipal Bond Fund

Class C	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	2,781,124	$35,618,207
Shares issued to shareholders in reinvestment of distributions	325,810	4,147,500
Shares redeemed	(3,892,400)	(48,516,611)

Net increase (decrease) in shares outstanding before conversion	(785,466)	(8,750,904)
Shares converted from Class C (See Note 1)	(23,215)	(299,328)

Net increase (decrease)	(808,681)	$(9,050,232)

Year ended October 31, 2019:
Shares sold	7,192,685	$90,993,696
Shares issued to shareholders in reinvestment of distributions	735,595	9,321,956
Shares redeemed	(6,617,324)	(84,270,817)

Net increase (decrease) in shares outstanding before conversion	1,310,956	16,044,835
Shares converted from Class C (See Note 1)	(36,404)	(453,694)

Net increase (decrease)	1,274,552	$15,591,141

Class I	Shares	Amount
Six-month period ended April 30, 2020:
Shares sold	109,511,952	$1,382,973,659
Shares issued to shareholders in reinvestment of distributions	4,255,110	54,410,417
Shares redeemed	(104,651,040)	(1,292,428,633)

Net increase in shares outstanding before conversion	9,116,022	144,955,443
Shares converted into Class I (See Note 1)	207,087	2,687,446
Shares converted from Class I (See Note 1)	(7,232,876)	(93,882,728)

Net increase (decrease)	2,090,233	$53,760,161

Year ended October 31, 2019:
Shares sold	160,892,279	$2,040,210,445
Shares issued to shareholders in reinvestment of distributions	7,880,392	100,363,734
Shares redeemed	(73,902,739)	(932,994,343)

Net increase (decrease) in shares outstanding before conversion	94,869,932	1,207,579,836
Shares converted into Class I (See Note 1)	242,008	3,114,300
Shares converted from Class I (See Note 1)	(154,287)	(1,946,825)

Net increase (decrease)	94,957,653	$1,208,747,311

Class R6	Shares	Amount
Six-month period ended April 30, 2020 (a):
Shares sold	645,025	$8,375,445
Shares issued to shareholders in reinvestment of distributions	103,768	1,338,118
Shares redeemed	(4,389,974)	(57,888,011)

Net increase (decrease) in shares outstanding before conversion	(3,641,181)	(48,174,448)
Shares converted into Class R6 (See Note 1)	7,232,876	93,882,728

Net increase (decrease)	3,591,695	$45,708,280

(a)	The inception date of the class was November 1, 2019.

Note 10–Recent Accounting Pronouncements

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework— Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of April 30, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2020, events and transactions subsequent to April 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19 is uncertain and could adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

63

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay MacKay High Yield Municipal Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to the Fund’s shareholders.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity

64	MainStay MacKay High Yield Municipal Bond Fund

to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).

The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Fund. The Board evaluated MacKay’s experience in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay, and New York Life Investments’ and MacKay’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments and MacKay believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, generally placing greater emphasis on the Fund’s long-term performance track record. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to MacKay as well as discussions between the

65

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay

The Board considered information provided by New York Life Investments and MacKay with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life

Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and MacKay and their affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional

66	MainStay MacKay High Yield Municipal Bond Fund

separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds. The Board considered its discussions with representatives from New York Life Investments regarding the management fee paid by the Fund. The Board noted that New York Life Investments proposed an additional management fee breakpoint for the Fund, effective February 28, 2020.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past six years.

Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

67

Discussion of the Operation and Effectiveness of the Fund’s

Liquidity Risk Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund’s liquidity risk. The Board of Trustees of MainStay Funds Trust (the “Board”) designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments and (iii) the Fund’s investment strategy continues to be appropriate for an open-end fund.

In accordance with the Program, the Fund’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

68	MainStay MacKay High Yield Municipal Bond Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

69

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay Short Term Bond Fund4

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund5

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund6

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund7

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund8

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.9

Brussels, Belgium

Candriam Luxembourg S.C.A.9

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC9

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC9

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective August 31, 2020, MainStay MacKay Infrastructure Bond Fund will be renamed MainStay MacKay U.S. Infrastructure Bond Fund.
4.	Formerly known as MainStay Indexed Bond Fund.
5.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
6.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
7.	Effective July 31, 2020, MainStay Growth Allocation Fund will be renamed MainStay Equity Allocation Fund.
8.	Effective July 31, 2020, MainStay Moderate Growth Allocation Fund will be named MainStay Growth Allocation Fund.
9.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1738288 MS086-20	MSMHY10-06/20 (NYLIM) NL243

MainStay MacKay International Opportunities Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Financial markets experienced high levels of volatility in response to the spreading of a novel coronavirus, which causes the disease known as COVID-19, and a sharpening decline in global economic activity during the six months ended April 30, 2020.

After gaining ground during the first three and a half months of the reporting period, most broad stock and bond indices began to dip in late February as a growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crises; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment.

In the United States, with the number of reported U.S. COVID-19 cases continuing to rise, the Federal Reserve (“Fed”) cut interest rates twice and announced unlimited quantitative easing. In late March, the federal government declared a national emergency as unemployment claims increased by 22 million in a four-week period, and Congress passed and the President signed the CARES Act to provide a $2 trillion stimulus package, with the promise of further aid for consumers and businesses to come. Investors generally responded positively to the government’s fiscal and monetary measures, as well as prospects for a gradual lessening of restrictions on non-essential businesses. Accordingly, despite mounting signs of recession and rapidly rising unemployment levels, in April, markets regained some of the ground that they had lost in the previous month.

For the reporting period as a whole, U.S. equity indices produced broadly negative performance. Traditionally more volatile small- and mid-cap stocks were particularly hard hit, and value stocks tended to underperform their growth-oriented counterparts. The energy sector suffered the steepest declines due to weakening demand and an escalating petroleum price war between Saudi Arabia and Russia, the world’s second and third largest petroleum producers after the United States. Most other sectors sustained substantial, though milder losses.

The health care and information technology sectors, both of which rebounded strongly in April, generally ended the reporting period in positive territory. International equities followed patterns similar to those seen in the United States, with a decline in March followed by a partial recovery in April. Overall, however, U.S. stocks ended the reporting period with milder losses than those of most other developed and developing economies.

Fixed-income markets also experienced unusually high levels of volatility. Corporate bonds lost value in March before partly recovering in April, with speculative high-yield credit facing the brunt of risk-off investor sentiment. High-grade municipal bonds dipped briefly in mid-March before regaining most of the lost ground, outperforming lower-grade, higher-yielding municipal securities. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. At the opposite end of the fixed-income risk spectrum, emerging-market debt underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the curve of the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so that they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2020

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	9/28/2007	–21.98 –17.44%	–21.06 –16.47%	–5.58 –4.51%	2.20 2.78%	1.76 1.76%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–21.99 –17.45	–21.17 –16.58	–5.70 –4.62	2.06 2.64	1.94 1.94
Class C Shares	Maximum 1% CDSC If Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/28/2007	–18.50 –17.74	–17.95 –17.19	–5.32 –5.32	1.89 1.89	2.69 2.69
Class I Shares	No Sales Charge		9/28/2007	–17.31	–16.24	–4.25	3.03	1.51

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above if any changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

MSCI EAFE® Index[3]	–14.21%	–11.34%	–0.17%	3.55%
Morningstar Foreign Large Value Category Average[4]	–18.36	–17.51	–2.88	1.66

3.

The MSCI EAFE® Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Morningstar Foreign Large Value Category Average is representative of funds invest mainly in big international stocks that are less expensive or growing more slowly than other large-cap stocks. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). These portfolios typically will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay International Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay International Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2019, to April 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2019, to April 30, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/19	Ending Account Value (Based on Actual Returns and Expenses) 4/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2,3]

Class A Shares	$1,000.00	$825.60	$8.81	$1,015.22	$9.72	1.94%

Investor Class Shares	$1,000.00	$825.50	$9.94	$1,013.97	$10.97	2.19%

Class C Shares	$1,000.00	$822.60	$13.10	$1,010.49	$14.45	2.89%

Class I Shares	$1,000.00	$826.90	$7.72	$1,016.41	$8.52	1.70%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.
3.	Expenses are inclusive of dividends and interest on investments sold short.

7

Country Composition as of April 30, 2020 (Unaudited)

Japan	22.5%

United Kingdom	11.1

United States	9.5

Switzerland	8.4

France	8.3

Germany	8.2

Australia	6.5

Netherlands	4.4

Sweden	4.1

Denmark	3.0

Belgium	2.1

Italy	2.1

Hong Kong	1.9

Singapore	1.5

Spain	1.5

Austria	1.1%

New Zealand	1.0

China	0.9

Ireland	0.7

Norway	0.7

Finland	0.5

South Africa	0.5

Israel	0.4

Russia	0.3

Luxembourg	0.2

Other Assets, Less Liabilities	–1.4

Investments Sold Short	0.0 ‡

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2020 (excluding short-term investments) (Unaudited)

1.	Roche Holding A.G.

2.	LVMH Moet Hennessy Louis Vuitton S.E.

3.	Novartis A.G., Registered

4.	UBS Group A.G., Registered

5.	Koninklijke Ahold Delhaize N.V.
6.	Vestas Wind Systems A/S

7.	Sartorius A.G.

8.	Wolters Kluwer N.V.

9.	Delivery Hero S.E.

10.	Teleperformance S.E.

Top Five Short Positions as of April 30, 2020 (Unaudited)

1.	Anxin-China Holdings, Ltd.
2.	Boshiwa International Holding, Ltd.
3.	Virgin Australia International Holdings Pty, Ltd.
4.	Intercell A.G.
5.	Ezion Holdings, Ltd.

8	MainStay MacKay International Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Ping Wang, PhD, and Rui Tang, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay International Opportunities Fund perform relative to its benchmark and peer group during the six months ended April 30, 2020?

For the six months ended April 30, 2020, Class I shares of MainStay MacKay International Opportunities Fund returned –17.31%, underperforming the –14.21% return of the Fund’s primary benchmark, the MSCI EAFE® Index. Over the same period, Class I shares outperformed the –18.36% return of the Morningstar Foreign Large Value Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

Stock selection was the primary driver of the Fund’s underperformance relative to the MSCI EAFE® Index, principally within the consumer discretionary, industrials and financials sectors. In terms of the performance of the investment team’s quantitative stock selection model, valuation signals—which seek to evaluate companies across sales- and cash-based measures on a peer-relative basis—were not rewarded in this market environment, and detracted from relative performance. Conversely the model’s momentum and sentiment signals proved effective during the reporting period, yielding positive performance. However, from the perspective of quantitative investing, due to the spread of the coronavirus (resulting in the COVID-19 pandemic), the market was primarily driven by a narrow group of macro factors. This market environment resulted in a significant increase of correlations among stocks, allowing very little room for improving performance through bottom-up stock selection based on fundamentals.

During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?

The COVID-19 pandemic ended the longest bull market in U.S. history, and injected extreme volatility and high levels of correlation into global capital markets. Equity markets bottomed during the fourth week of March 2020, and went on to rebound strongly in April, as unprecedented policy responses from global central banks and governments helped stabilize markets. Energy stocks were subject to even greater extremes, with West Texas Intermediate crude oil prices falling into negative territory, followed by a dramatic recovery. While the overall level of liquidity diminished as volatility spiked during the market downturn, liquidity improved in April as markets rebounded. This transitory liquidity episode, to be expected during a time of market turmoil, did not materially impact Fund performance given the Fund’s broad diversification and management’s awareness of risk. Execution costs were higher than the historical average due to the uncertainties that faced investors, leading us to pay special attention to the Fund’s implementation costs and other changes to the market liquidity landscape.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The health care, materials and energy sectors provided the Fund’s strongest positive contributions to performance relative to the MSCI EAFE® Index during the reporting period. (Contributions take weightings and total returns into account.) The weakest contributors to relative performance during the same period included the consumer discretionary, financials and industrials sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

During the reporting period, the individual holdings generating the strongest positive contributions to the Fund’s absolute performance included South African financial products and services provider Investec, Swiss pharmaceutical maker Roche Holding and French biopharmaceutical instrument and supply company Sartorius Stedim Biotech. Over the same period, the stocks that detracted the most from the Fund’s absolute performance were South African asset management firm Ninety One, Netherlands-based integrated oil & gas company Royal Dutch Shell and U.K. residential builder Barratt Developments.

What were some of the Fund’s largest purchases and sales during the reporting period?

The Fund made its largest initial purchase during the reporting period in Swiss semiconductor maker STMicroelectronics, while its largest increased position size was in Zurich-based global financial services firm UBS Group. During the same period, the Fund sold its entire position in French aerospace & defense contractor Safran, and decreased its holdings in diversified bank Australia & New Zealand Banking Group.

How did the Fund’s sector weightings change during the reporting period?

The Fund saw its largest increases in exposure relative to the MSCI EAFE® Index in the consumer staples and communication services sectors. Conversely, the Fund’s most significant decreases in benchmark-relative exposures occurred in the industrials and consumer discretionary sectors.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2020, the Fund held its most overweight exposure relative to the MSCI EAFE® Index in the consumer staples and health care sectors. As of the same date, the Fund held its most underweight benchmark-relative exposures in the consumer discretionary and industrials sectors.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments April 30, 2020 (Unaudited)

	Shares	Value
Common Stocks 90.0%†
Australia 6.5%
Accent Group, Ltd. (Specialty Retail) (a)	736,768	$566,535
ALS, Ltd. (Professional Services)	38,680	171,652
ASX, Ltd. (Capital Markets)	28,463	1,512,582
Austal, Ltd. (Aerospace & Defense) (a)	463,663	1,015,211
BHP Group PLC (Metals & Mining) (b)	42,695	718,533
Castile Resources, Ltd. (Metals & Mining) (b)(c)	81,468	8,760
Challenger, Ltd. (Diversified Financial Services)	353,985	1,144,145
Codan, Ltd. (Electronic Equipment, Instruments & Components) (a)	247,331	1,054,073
Commonwealth Bank of Australia (Banks) (a)	16,096	657,553
CSR, Ltd. (Construction Materials)	314,827	765,236
Data#3, Ltd. (IT Services)	86,546	219,951
Domino’s Pizza Enterprises, Ltd. (Hotels, Restaurants & Leisure)	18,453	698,045
FlexiGroup, Ltd. (Consumer Finance)	244,064	144,730
Genworth Mortgage Insurance Australia, Ltd. (Thrifts & Mortgage Finance) (b)	554,358	769,457
IGO, Ltd. (Metals & Mining)	271,919	839,909
JB Hi-Fi, Ltd. (Specialty Retail) (b)	44,748	1,025,267
Lendlease Group (Real Estate Management & Development)	56,438	454,574
McMillan Shakespeare, Ltd. (Professional Services)	80,665	350,611
Metcash, Ltd. (Food & Staples Retailing)	500,708	812,453
Nickel Mines, Ltd. (Metals & Mining) (b)(c)	691,254	247,751
NRW Holdings, Ltd. (Construction & Engineering)	205,673	228,516
Perseus Mining, Ltd. (Metals & Mining) (c)	1,331,781	837,480
Ramelius Resources, Ltd. (Metals & Mining)	794,106	696,009
Sigma Healthcare, Ltd. (Health Care Providers & Services)	606,569	239,139
Woolworths Group, Ltd. (Food & Staples Retailing)	35,804	834,107

		16,012,279

Austria 1.1%
AT&S Austria Technologie & Systemtechnik A.G. (Electronic Equipment, Instruments & Components)	4,963	85,279
BAWAG Group A.G. (Banks) (a)(d)	26,622	904,969
OMV A.G. (Oil, Gas & Consumable Fuels) (a)	40,172	1,316,272
Raiffeisen Bank International A.G. (Banks)	12,075	208,145
Wienerberger A.G. (Construction Materials) (a)	14,387	268,810

		2,783,475

Belgium 2.1%
Colruyt S.A. (Food & Staples Retailing)	25,608	1,532,775
D’ieteren S.A. / N.V. (Distributors)	20,501	1,024,450
Galapagos N.V. (Biotechnology) (c)	8,373	1,848,873

	Shares	Value
Belgium (continued)
Proximus S.A. (Diversified Telecommunication Services)	19,008	$405,558
Telenet Group Holding N.V. (Media) (b)	7,875	328,624

		5,140,280

China 0.9%
CITIC Telecom International Holdings, Ltd. (Diversified Telecommunication Services)	177,000	65,526
FIH Mobile, Ltd. (Electronic Equipment, Instruments & Components) (b)(c)	7,035,000	798,555
Prosus N.V. (Internet & Direct Marketing Retail) (c)	3,382	256,392
Yangzijiang Shipbuilding Holdings, Ltd. (Machinery)	1,438,000	1,004,454

		2,124,927

Denmark 3.0%
Carlsberg A/S, Class B (Beverages)	6,218	784,047
D/S Norden A/S (Marine) (b)(c)	35,759	503,622
Matas A/S (Specialty Retail)	4,552	30,785
Novo Nordisk A/S, Class B (Pharmaceuticals) (a)	15,098	962,964
Pandora A/S (Textiles, Apparel & Luxury Goods)	32,257	1,145,937
Scandinavian Tobacco Group A/S (Tobacco) (d)	81,204	936,155
Vestas Wind Systems A/S (Electrical Equipment) (a)	23,423	2,016,457
Zealand Pharma A/S (Biotechnology) (c)	28,130	975,776

		7,355,743

Finland 0.5%
Tokmanni Group Corp. (Multiline Retail)	11,827	143,863
Valmet OYJ (Machinery)	43,245	990,451

		1,134,314

France 8.3%
Air Liquide S.A. (Chemicals)	1,062	135,116
BNP Paribas S.A. (Banks)	2,796	87,860
Bollore S.A. (Entertainment)	94,003	249,498
Cie de Saint-Gobain (Building Products) (a)	67,771	1,798,000
CNP Assurances (Insurance) (c)	80,391	830,309
COFACE S.A. (Insurance) (c)	71,552	420,279
Credit Agricole S.A. (Banks)	139,126	1,110,222
Derichebourg S.A. (Commercial Services & Supplies)	25,038	70,515
Eiffage S.A. (Construction & Engineering)	4,254	348,232
Faurecia S.E. (Auto Components)	34,477	1,249,060
Iliad S.A. (Diversified Telecommunication Services)	6,675	994,812
IPSOS (Media)	23,704	457,178
LVMH Moet Hennessy Louis Vuitton S.E. (Textiles, Apparel & Luxury Goods)	10,106	3,903,263

10	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
France (continued)
Mersen S.A. (Electrical Equipment)	15,140	$332,653
Natixis S.A. (Capital Markets)	458,579	1,085,975
Orange S.A. (Diversified Telecommunication Services) (a)	145,133	1,770,954
Publicis Groupe S.A. (Media)	19,410	577,067
Quadient (Technology Hardware, Storage & Peripherals)	36,778	507,820
Rallye S.A. (Food & Staples Retailing)	6,650	56,769
Sartorius Stedim Biotech (Life Sciences Tools & Services) (a)	7,881	1,891,370
Teleperformance S.E. (Professional Services) (a)	8,636	1,935,338
Television Francaise 1 (Media) (b)	108,166	530,083
Virbac S.A. (Pharmaceuticals) (c)	982	193,702

		20,536,075

Germany 6.3%
Aurubis A.G. (Metals & Mining)	18,205	952,410
BASF S.E. (Chemicals)	4,060	207,709
Borussia Dortmund GmbH & Co. KGaA (Entertainment)	63,072	444,079
Carl Zeiss Meditec A.G. (Health Care Equipment & Supplies) (a)	8,983	885,469
Corestate Capital Holding S.A. (Real Estate)	24,346	502,376
Covestro A.G. (Chemicals) (a)(d)	23,527	790,993
CropEnergies A.G. (Oil, Gas & Consumable Fuels)	16,774	132,716
Delivery Hero S.E. (Internet & Direct Marketing Retail) (c)(d)	23,265	1,963,110
Deutz A.G. (Machinery)	96,177	370,360
DWS Group GmbH & Co. KGaA (Capital Markets) (d)	28,156	891,702
Eckert & Ziegler A.G. (Health Care Equipment & Supplies)	2,601	375,385
Encavis A.G. (Independent Power & Renewable Electricity Producers)	69,174	850,524
Flatex A.G. (Capital Markets) (c)	12,909	405,292
GEA Group A.G. (Machinery) (a)	3,327	76,491
HelloFresh S.E. (Internet & Direct Marketing Retail) (c)	25,944	920,587
KION Group A.G. (Machinery)	2,675	132,822
LPKF Laser & Electronics A.G. (Electronic Equipment, Instruments & Components) (c)	34,425	748,457
Merck KGaA (Pharmaceuticals)	1,009	117,316
Siemens A.G., Registered (Industrial Conglomerates)	13,231	1,227,791
Siemens Healthineers A.G. (Health Care Equipment & Supplies) (d)	3,508	154,538
TUI A.G. (Hotels, Restaurants & Leisure)	235,983	940,703
Uniper S.E. (Independent Power & Renewable Electricity Producers)	12,680	340,437

	Shares	Value
Germany (continued)
Varta A.G. (Electrical Equipment) (b)(c)	4,107	$340,700
Vonovia S.E. (Real Estate) (a)	36,030	1,778,730

		15,550,697

Hong Kong 1.9%
CK Life Sciences Int’l Holdings, Inc. (Biotechnology)	1,408,000	181,619
First Pacific Co., Ltd. (Diversified Financial Services)	2,036,000	422,826
Haitong International Securities Group, Ltd. (Capital Markets) (b)	2,894,000	679,404
Nissin Foods Co., Ltd. (Food Products)	257,000	211,832
Shun Tak Holdings, Ltd. (Industrial Conglomerates)	2,804,000	983,796
United Laboratories International Holdings, Ltd. (Pharmaceuticals) (b)	1,078,000	937,210
VTech Holdings, Ltd. (Communications Equipment)	93,200	702,682
Yue Yuen Industrial Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	385,500	619,585

		4,738,954

Ireland 0.7%
AerCap Holdings N.V. (Trading Companies & Distributors) (c)	30,100	846,412
Greencore Group PLC (Food Products)	418,164	959,606

		1,806,018

Israel 0.4%
Ashtrom Group, Ltd. (Construction & Engineering)	16,578	246,720
Delek Group, Ltd. (Oil, Gas & Consumable Fuels)	8,955	411,016
Gazit-Globe, Ltd. (Real Estate)	41,785	309,252
Sella Capital Real Estate, Ltd. (Real Estate)	49,413	102,908

		1,069,896

Italy 2.1%
Banca IFIS S.p.A. (Diversified Financial Services)	86,689	847,858
EL.En. S.p.A. (Health Care Equipment & Supplies)	31,250	652,031
Enel S.p.A. (Electric Utilities)	74,796	511,135
Intesa Sanpaolo S.p.A. (Banks)	115,701	180,423
Leonardo S.p.A. (Aerospace & Defense)	124,562	859,139
Piaggio & C. S.p.A. (Automobiles)	32,291	73,957
Telecom Italia S.p.A. (Diversified Telecommunication Services)	1,098,564	437,483
Terna Rete Elettrica Nazionale S.p.A. (Electric Utilities)	118,834	744,882
Unipol Gruppo S.p.A. (Insurance)	212,662	732,695

		5,039,603

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Japan 22.5%
Advantest Corp. (Semiconductors & Semiconductor Equipment)	18,700	$918,315
AGC, Inc. (Building Products)	3,600	90,541
Air Water, Inc. (Chemicals)	43,200	586,117
Ajinomoto Co., Inc. (Food Products)	8,800	157,115
Alfresa Holdings Corp. (Health Care Providers & Services)	100	2,011
Amada Co., Ltd. (Machinery)	89,700	821,647
Aoyama Trading Co., Ltd. (Specialty Retail)	44,400	380,636
Astellas Pharma, Inc. (Pharmaceuticals)	80,100	1,333,445
Chubu Electric Power Co., Inc. (Electric Utilities)	60,500	822,245
Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals)	4,800	572,967
Chugoku Electric Power Co., Inc. (Electric Utilities)	5,600	75,456
Credit Saison Co., Ltd. (Consumer Finance) (b)	59,400	683,586
Dai Nippon Printing Co., Ltd. (Commercial Services & Supplies)	37,800	806,616
Daiichi Sankyo Co, Ltd. (Pharmaceuticals)	1,400	96,303
Daiwa House Industry Co., Ltd. (Real Estate Management & Development)	23,000	590,994
Eisai Co., Ltd. (Pharmaceuticals)	5,000	350,836
Electric Power Development Co., Ltd. (Independent Power & Renewable Electricity Producers)	23,600	475,013
FUJIFILM Holdings Corp. (Technology Hardware, Storage & Peripherals)	2,700	129,295
Fujitsu, Ltd. (IT Services)	11,200	1,099,492
Fukuoka Financial Group, Inc. (Banks)	52,000	751,060
Hikari Tsushin, Inc. (Specialty Retail)	4,000	782,370
Hitachi, Ltd. (Electronic Equipment, Instruments & Components)	44,400	1,340,916
Honda Motor Co., Ltd. (Automobiles)	15,500	377,047
Hulic Co., Ltd. (Real Estate Management & Development)	76,800	767,177
Iida Group Holdings Co., Ltd. (Household Durables)	34,700	465,297
INPEX Corp. (Oil, Gas & Consumable Fuels)	121,900	785,026
Invincible Investment Corp. (Equity Real Estate Investment Trusts)	1,981	516,317
ITOCHU Corp. (Trading Companies & Distributors)	58,700	1,162,349
Japan Post Insurance Co., Ltd. (Insurance)	57,600	741,771
Japan Retail Fund Investment Corp. (Equity Real Estate Investment Trusts)	687	757,963
JVCKenwood Corp. (Household Durables)	31,900	51,425
Kansai Electric Power Co., Inc. (Electric Utilities)	66,000	679,588

	Shares	Value
Japan (continued)
Kao Corp. (Personal Products)	1,100	$85,241
KDDI Corp. (Wireless Telecommunication Services) (a)	58,100	1,683,203
Keyence Corp. (Electronic Equipment, Instruments & Components)	1,600	578,037
Kirin Holdings Co., Ltd. (Beverages)	16,400	317,639
Lawson, Inc. (Food & Staples Retailing)	1,000	51,903
Lion Corp. (Household Products)	4,500	94,390
LIXIL Group Corp. (Building Products)	58,400	711,804
Marubeni Corp. (Trading Companies & Distributors)	97,900	478,028
Mazda Motor Corp. (Automobiles)	17,600	100,370
Mebuki Financial Group, Inc. (Banks)	332,100	702,481
MEIJI Holdings Co., Ltd. (Food Products)	2,300	160,099
Mitsubishi Chemical Holdings Corp. (Chemicals)	1,400	8,054
Mitsubishi Corp. (Trading Companies & Distributors)	47,300	1,013,745
Mitsubishi Gas Chemical Co., Inc. (Chemicals)	24,700	305,887
Mitsubishi Heavy Industries, Ltd. (Machinery)	30,700	790,565
Mitsubishi UFJ Financial Group, Inc. (Banks)	283,000	1,145,291
Mitsubishi UFJ Lease & Finance Co., Ltd. (Diversified Financial Services)	143,500	693,999
Mitsui & Co., Ltd. (Trading Companies & Distributors)	78,500	1,107,478
Mitsui OSK Lines, Ltd. (Marine)	43,700	770,853
Mitsui-Soko Holdings Co., Ltd. (Air Freight & Logistics)	9,800	134,240
MIXI, Inc. (Interactive Media & Services)	27,900	482,787
Monex Group, Inc. (Capital Markets) (b)	253,900	503,944
MS&AD Insurance Group Holdings, Inc. (Insurance)	17,900	520,745
NEC Corp. (IT Services)	23,900	927,582
NH Foods, Ltd. (Food Products)	1,600	57,476
Nikon Corp. (Household Durables)	70,000	656,851
Nintendo Co., Ltd. (Entertainment)	600	249,639
Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	52,400	1,192,873
Nisshin Seifun Group, Inc. (Food Products)	3,900	61,127
Nitto Kogyo Corp. (Electrical Equipment)	3,000	51,102
Nomura Holdings, Inc. (Capital Markets)	229,200	960,669
NTT Data Corp. (IT Services)	80,100	824,773
Obayashi Corp. (Construction & Engineering)	14,200	125,969
Oji Holdings Corp. (Paper & Forest Products)	144,200	739,039
Olympus Corp. (Health Care Equipment & Supplies)	26,800	430,913
Osaka Gas Co., Ltd. (Gas Utilities)	7,500	139,706
Otsuka Corp. (IT Services)	17,200	776,536
Otsuka Holdings Co., Ltd. (Pharmaceuticals)	9,200	364,777
Outsourcing, Inc. (Professional Services)	107,100	516,962
Pressance Corp. (Household Durables)	47,800	497,532

12	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Japan (continued)
Recruit Holdings Co., Ltd. (Professional Services)	1,100	$32,616
Ryobi, Ltd. (Machinery)	15,100	179,824
SBI Holdings, Inc. (Capital Markets)	25,500	482,603
Secom Co., Ltd. (Commercial Services & Supplies)	4,500	377,603
Sega Sammy Holdings, Inc. (Leisure Products)	57,000	696,333
Seven & i Holdings Co., Ltd. (Food & Staples Retailing)	15,100	499,933
Shin-Etsu Chemical Co., Ltd. (Chemicals)	500	55,980
Showa Denko K.K. (Chemicals)	36,400	805,572
SoftBank Corp. (Wireless Telecommunication Services)	85,800	1,170,491
Sony Corp. (Household Durables)	11,000	710,544
Square Enix Holdings Co., Ltd. (Entertainment)	14,300	586,978
Subaru Corp. (Automobiles)	13,200	267,530
Sumitomo Chemical Co., Ltd. (Chemicals)	172,000	535,321
Sumitomo Mitsui Financial Group, Inc. (Banks)	51,400	1,362,173
Suntory Beverage & Food, Ltd. (Beverages)	2,800	105,801
Suzuken Co., Ltd. (Health Care Providers & Services)	7,000	271,351
T&D Holdings, Inc. (Insurance)	12,800	111,999
TAISEI Corp. (Construction & Engineering)	27,700	873,732
Takeda Pharmaceutical Co., Ltd. (Pharmaceuticals)	9,800	354,595
Tokai Tokyo Financial Holdings, Inc. (Capital Markets)	85,100	183,181
Tokyo Electron, Ltd. (Semiconductors & Semiconductor Equipment)	3,400	726,795
Tokyu Construction Co., Ltd. (Construction & Engineering)	44,300	232,408
Toppan Printing Co., Ltd. (Commercial Services & Supplies)	48,900	734,537
Tosoh Corp. (Chemicals)	64,000	792,583
Toyo Suisan Kaisha, Ltd. (Food Products)	1,800	86,549
TPR Co., Ltd. (Auto Components)	2,300	27,112
Tsuruha Holdings, Inc. (Food & Staples Retailing)	700	93,799
Uchida Yoko Co., Ltd. (Commercial Services & Supplies)	10,200	452,900
Unicharm Corp. (Household Products)	8,100	298,141
Welcia Holdings Co., Ltd. (Food & Staples Retailing)	4,600	332,628
Yamada Denki Co., Ltd. (Specialty Retail)	12,600	60,115
Yamaha Motor Co., Ltd. (Automobiles)	60,300	788,342
Yamazaki Baking Co., Ltd. (Food Products)	2,400	42,469
Z Holdings Corp. (Interactive Media & Services)	241,600	943,301

		55,461,084

	Shares	Value
Luxembourg 0.2%
APERAM S.A. (Metals & Mining)	22,817	$593,595

Netherlands 4.4%
Alfen Beheer B.V. (Electrical Equipment) (c)(d)	26,028	750,149
Altice Europe N.V. (Media) (c)	59,637	237,559
ASM International N.V. (Semiconductors & Semiconductor Equipment)	7,635	840,446
ASML Holding N.V. (Semiconductors & Semiconductor Equipment) (b)	4,735	1,404,362
ASR Nederland N.V. (Insurance)	32,521	874,916
EXOR N.V. (Diversified Financial Services)	11,406	623,588
Flow Traders (Capital Markets) (d)	30,424	1,013,540
Koninklijke Ahold Delhaize N.V. (Food & Staples Retailing)	92,231	2,239,740
Signify N.V. (Electrical Equipment) (d)	45,322	924,534
Wolters Kluwer N.V. (Professional Services)	26,958	1,982,853

		10,891,687

New Zealand 1.0%
Fisher & Paykel Healthcare Corp. Ltd. (Health Care Equipment & Supplies)	94,833	1,593,421
Mercury NZ, Ltd. (Electric Utilities)	173,421	485,648
Meridian Energy, Ltd. (Independent Power & Renewable Electricity Producers)	105,658	291,024

		2,370,093

Norway 0.7%
Austevoll Seafood ASA (Food Products)	36,065	281,443
Elkem ASA (Chemicals) (d)	127,420	213,796
Europris ASA (Multiline Retail) (b)(d)	260,355	958,061
Orkla ASA (Food Products)	28,048	253,895
Yara International ASA (Chemicals)	3,394	115,717

		1,822,912

Russia 0.3%
Petropavlovsk PLC (Metals & Mining) (b)(c)	1,929,127	631,731

Singapore 1.5%
AEM Holdings, Ltd. (Semiconductors & Semiconductor Equipment)	309,400	537,553
Best World International, Ltd. (Personal Products) (b)(e)(f)	618,500	596,504
BW LPG, Ltd. (Oil, Gas & Consumable Fuels) (d)	173,208	593,756
First Resources, Ltd. (Food Products)	71,100	63,529
Golden Agri-Resources, Ltd. (Food Products)	1,792,800	198,331
Hi-P International, Ltd. (Electronic Equipment, Instruments & Components) (b)	823,100	624,556
Singapore Exchange, Ltd. (Capital Markets)	74,600	510,506
Yanlord Land Group, Ltd. (Real Estate Management & Development)	802,100	602,933

		3,727,668

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
South Africa 0.5%
Anglo American PLC (Metals & Mining) (a)	67,637	$1,205,592

Spain 1.5%
Banco Bilbao Vizcaya Argentaria S.A. (Banks)	367,162	1,201,832
Banco Santander S.A. (Banks)	59,275	132,349
Grifols S.A. (Biotechnology)	2,604	88,633
Industria de Diseno Textil S.A. (Specialty Retail)	3,403	86,703
Pharma Mar S.A. (Biotechnology) (b)(c)	156,545	934,946
Repsol S.A. (Oil, Gas & Consumable Fuels)	129,160	1,176,763

		3,621,226

Sweden 4.1%
Arjo A.B., Class B (Health Care Equipment & Supplies)	194,057	966,734
Atlas Copco A.B., Class B (Machinery)	37,674	1,178,990
Betsson A.B. (Hotels, Restaurants & Leisure) (c)	176,951	1,004,857
Bilia A.B., Class A (Specialty Retail)	125,018	843,859
Bygghemma Group First A.B. (Internet & Direct Marketing Retail) (c)	18,291	131,806
Eolus Vind A.B., Class B (Construction & Engineering) (b)	29,294	310,785
Essity A.B., Class B (Household Products) (c)	16,920	550,663
Evolution Gaming Group A.B. (Hotels, Restaurants & Leisure) (d)	21,019	958,553
Fortnox A.B. (Software) (c)	19,912	457,198
Getinge A.B., Class B (Health Care Equipment & Supplies)	32,943	635,175
Hoist Finance A.B. (Consumer Finance) (c)(d)	73,831	206,001
Inwido A.B. (Building Products)	62,559	365,837
Klovern A.B., Class B (Real Estate)	117,030	158,948
Lindab International A.B. (Building Products)	41,668	385,684
Ratos A.B., Class B (Capital Markets) (c)	37,880	90,548
Sectra A.B., Class B (Health Care Equipment & Supplies) (c)	6,308	271,571
Sinch A.B. (Software) (c)(d)	11,346	591,973
Stillfront Group A.B. (Entertainment) (c)	16,362	981,146
Swedish Match A.B. (Tobacco)	1,104	68,533

		10,158,861

Switzerland 8.4%
Alcon, Inc. (Health Care Equipment & Supplies) (c)	8,397	443,142
ALSO Holding A.G., Registered (Electronic Equipment, Instruments & Components) (c)	1,803	371,340
Ferrexpo PLC (Metals & Mining)	545,547	931,730
Galenica A.G. (Health Care Providers & Services) (d)	12,707	909,006
Givaudan S.A. (Chemicals)	145	485,662

	Shares	Value
Switzerland (continued)
Implenia A.G., Registered (Construction & Engineering)	5,464	$222,353
LafargeHolcim, Ltd., Registered (Construction Materials) (c)	20,011	830,086
Landis+Gyr Group A.G. (Electronic Equipment, Instruments & Components) (a)(c)	12,077	815,768
Novartis A.G., Registered (Pharmaceuticals) (a)	42,713	3,640,064
Roche Holding A.G. (Pharmaceuticals) (a)	18,902	6,568,947
Sonova Holding A.G., Registered (Health Care Equipment & Supplies) (a)	7,935	1,432,862
Swiss Life Holding A.G., Registered (Insurance)	562	199,065
UBS Group A.G., Registered (Capital Markets)	248,346	2,660,345
Zurich Insurance Group A.G. (Insurance)	3,408	1,084,982

		20,595,352

United Kingdom 11.1%
Ashtead Group PLC (Trading Companies & Distributors)	30,519	836,041
AstraZeneca PLC (Pharmaceuticals)	12,839	1,345,727
Aviva PLC (Insurance)	371,482	1,131,338
Barclays PLC (Banks)	886,990	1,183,076
Berkeley Group Holdings PLC (Household Durables)	5,725	301,621
BT Group PLC (Diversified Telecommunication Services)	197,455	288,610
Centamin PLC (Metals & Mining)	184,654	362,463
Cineworld Group PLC (Entertainment)	1,209,744	997,396
Computacenter PLC (IT Services)	51,601	946,276
Countryside Properties PLC (Household Durables) (d)	164,429	839,162
Crest Nicholson Holdings PLC (Household Durables)	168,128	543,792
Diageo PLC (Beverages)	22,173	767,989
Dialog Semiconductor PLC (Semiconductors & Semiconductor Equipment) (c)	30,361	956,544
Drax Group PLC (Independent Power & Renewable Electricity Producers)	372,808	980,424
easyJet PLC (Airlines) (b)	92,778	704,863
EnQuest PLC (Oil, Gas & Consumable Fuels) (c)	600,475	86,823
Fiat Chrysler Automobiles N.V. (Automobiles)	97,311	854,812
Frasers Group PLC (Specialty Retail) (c)	76,932	251,929
Go-Ahead Group PLC (Road & Rail)	39,237	661,226
Greggs PLC (Hotels, Restaurants & Leisure)	40,402	932,237
Imperial Brands PLC (Tobacco)	19,135	404,648
Inchcape PLC (Distributors)	94,751	598,484
Indivior PLC (Pharmaceuticals) (c)	337,867	209,878
ITV PLC (Media)	745,142	717,957
Just Group PLC (Insurance) (c)	271,839	191,220

14	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
Legal & General Group PLC (Insurance)	536,251	$1,381,885
Meggitt PLC (Aerospace & Defense)	204,624	719,823
National Express Group PLC (Road & Rail)	163,559	562,799
Paragon Banking Group PLC (Thrifts & Mortgage Finance)	39,843	167,408
Prudential PLC (Insurance)	52,560	747,059
Rank Group PLC (Hotels, Restaurants & Leisure)	23,428	48,038
Reach PLC (Media)	43,465	43,029
Severn Trent PLC (Water Utilities)	18,320	551,470
Spirent Communications PLC (Communications Equipment)	187,079	567,859
Unilever N.V. (Personal Products) (a)(b)	30,893	1,543,069
Unilever PLC (Personal Products)	15,896	821,262
United Utilities Group PLC (Water Utilities) (a)	153,158	1,740,366
Vistry Group PLC (Household Durables)	30,015	305,455
WPP PLC (Media)	146,112	1,143,182

		27,437,240

Total Common Stocks (Cost $248,350,026)		221,809,302

Preferred Stocks 1.9%
Germany 1.9%
Draegerwerk A.G. & Co. KGaA 0.35% (Health Care Equipment & Supplies)	5,463	456,780
Porsche Automobil Holding S.E. 3.54% (Automobiles)	34,857	1,758,255
Sartorius A.G. 0.28% (Health Care Equipment & Supplies)	7,159	2,014,644
Schaeffler A.G. 6.05% (Auto Components)	46,041	314,076
Volkswagen A.G. 2.91% (Automobiles)	1,138	159,900

Total Preferred Stocks (Cost $4,666,862)		4,703,655

Short-Term Investments 9.5%
Affiliated Investment Company 6.9%
United States 6.9%
MainStay U.S. Government Liquidity Fund, 0.01% (Mutual Funds) (g)	16,886,632	16,886,632

Total Affiliated Investment Company (Cost $16,886,632)		16,886,632

	Principal Amount	Value
Repurchase Agreement 1.0%
United States 1.0%
Fixed Income Clearing Corp. 0.00%, dated 4/30/20 due 5/1/20 Proceeds at Maturity $2,560,140 (Collateralized by a United States Treasury Note with a rate of 2.625% and a maturity date of 6/15/21, with a Principal Amount of $2,520,000 and a Market Value of $2,614,094)	$2,560,140	$2,560,140

Total Repurchase Agreement (Cost $2,560,140)		2,560,140

	Shares
Unaffiliated Investment Company 1.6%
United States 1.6%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.19% (Mutual Funds) (g)(h)	4,018,323	4,018,323

Total Unaffiliated Investment Company (Cost $4,018,323)		4,018,323

Total Short-Term Investments (Cost $23,465,095)		23,465,095

Total Investments, Before Investments Sold Short (Cost $276,481,983)	101.4%	249,978,052

Investments Sold Short (0.0%)‡ Common Stocks Sold Short (0.0%)‡
Australia (0.0%)‡
Virgin Australia International Holdings Pty, Ltd. (Airlines) (c)(e)(f)(i)	(444,108)	(29)

China (0.0%)‡
Boshiwa International Holding, Ltd. (Specialty Retail) (c)(e)(f)(i)	(86,000)	(2,773)

Hong Kong (0.0%)‡
Anxin-China Holdings, Ltd. (Electronic Equipment, Instruments & Components) (c)(e)(f)(i)	(1,608,000)	(20,742)

Total Common Stocks Sold Short (Proceeds $310,474)		(23,544)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Number of Rights	Value
Rights Sold Short (0.0%)‡
Austria (0.0%)‡
Intercell A.G. (c)(e)(f)(i)	(19,159)	$(2)

Total Rights Sold Short (Proceeds $0)		(2)

	Number of Warrants
Warrants Sold Short 0.0%‡
Singapore 0.0%‡
Ezion Holdings, Ltd. Expires 4/13/23 (Energy Equipment & Services) (c)(e)(f)(i)	(2,005,620)	0

Total Warrants Sold Short (Proceeds $0)		0

Total Investments Sold Short (Proceeds $310,474)		(23,546)

Total Investments, Net of Investments Sold Short (Cost $276,171,509)	101.4%	249,954,506
Other Assets, Less Liabilities	(1.4)	(3,554,703)
Net Assets	100.0%	$246,399,803

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.
(a)	Security, or a portion thereof, was maintained in a segregated account at the Fund’s custodian as collateral for securities sold short .

(b)

All or a portion of this security was held on loan. As of April 30, 2020, the aggregate market value of securities on loan was $12,127,429; the total market value of collateral held by the Fund was $12,856,289. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $8,837,966 (See Note 2(M)).

(c)	Non-income producing security.

(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a) (2) of the Securities Act of 1933, as amended.

(e)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2020, the total market value of the fair valued securities was $572,958, which represented 0.2% of the Fund’s net assets.

(f)

Illiquid security—As of April 30, 2020, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $572,958, which represented 0.2% of the Fund’s net assets.

(g)	Current yield as of April 30, 2020.

(h)	Represents a security purchased with cash collateral received for securities on loan.

(i)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

Swap Contracts

Open OTC total return equity swap contracts as of April 30, 2020 were as follows1:

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)	Unrealized Appreciation

Australia
Citigroup	Bingo Industries, Ltd.	1 month LIBOR BBA minus 1.246%	1/19/2021	Monthly	$(428)	$101,449
Citigroup	Carnarvon Petroleum, Ltd.	1 month LIBOR BBA minus 4.232%	1/19/2021	Monthly	(372)	173,907
Citigroup	Cleanaway Waste Management, Ltd.	1 month LIBOR BBA minus 0.50%	1/19/2021	Monthly	(384)	44,220
Citigroup	Cooper Energy, Ltd.	1 month LIBOR BBA minus 1.865%	1/19/2021	Monthly	(759)	242,515
Citigroup	CSL, Ltd.	1 month LIBOR BBA plus 0.244%	1/19/2021	Monthly	3,441	115,348
Citigroup	Emeco Holdings, Ltd.	1 month LIBOR BBA minus 0.971%	1/19/2021	Monthly	(669)	328,051
Citigroup	Fortescue Metals Group, Ltd.	1 month LIBOR BBA plus 0.50%	1/19/2021	Monthly	1,954	136,980
Citigroup	Freedom Foods Group, Ltd.	1 month LIBOR BBA minus 2.00%	1/19/2021	Monthly	(147)	12,917
Citigroup	Karoon Energy, Ltd.	1 month LIBOR BBA minus 1.27%	1/19/2021	Monthly	(124)	76,858
Citigroup	Mayne Pharma Group, Ltd.	1 month LIBOR BBA minus 0.50%	1/19/2021	Monthly	(465)	57,099
Citigroup	nearmap, Ltd.	1 month LIBOR BBA minus 6.50%	1/19/2021	Monthly	(254)	120,568
Citigroup	OMNI BRIDGEWAY, Ltd.	1 month LIBOR BBA minus 3.50%	1/19/2021	Monthly	(224)	9,667
Citigroup	Orocobre, Ltd.	1 month LIBOR BBA minus 8.294%	1/19/2021	Monthly	(287)	60,855
Citigroup	Pact Group Holdings, Ltd.	1 month LIBOR BBA minus 0.739%	1/19/2021	Monthly	(685)	202,350

16	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)	Unrealized Appreciation

Australia (continued)
Citigroup	Reliance Worldwide Corp., Ltd.	1 month LIBOR BBA minus 1.25%	1/19/2021	Monthly	$(117)	$44,061
Citigroup	Resolute Mining, Ltd.	1 month LIBOR BBA minus 0.615%	1/19/2021	Monthly	(458)	19,769
Citigroup	Sims Metal Management, Ltd.	1 month LIBOR BBA minus 0.50%	1/19/2021	Monthly	(954)	381,954

Austria
Citigroup	FACC A.G.	1 month LIBOR BBA minus 5.00%	1/19/2021	Monthly	(331)	121,785
Citigroup	Lenzing A.G.	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(78)	17,883
Citigroup	S&T A.G.	1 month LIBOR BBA minus 1.047%	1/19/2021	Monthly	(836)	46,398
Citigroup	Schoeller-Bleckmann Oilfield Equipment A.G.	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(938)	439,344

Belgium
Citigroup	Ion Beam Applications S.A.	1 month LIBOR BBA minus 3.50%	1/19/2021	Monthly	(252)	84,779

Denmark
Citigroup	FLSmidth & Co. A/S	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(843)	289,885
Citigroup	NKT A/S	1 month LIBOR BBA minus 4.159%	1/19/2021	Monthly	(523)	29,588

Finland
Citigroup	Nokian Renkaat OYJ	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(240)	63,181

France
Citigroup	DBV Technologies S.A.	1 month LIBOR BBA minus 6.242%	1/19/2021	Monthly	(632)	207,224
Citigroup	Devoteam S.A.	1 month LIBOR BBA minus 0.694%	1/19/2021	Monthly	(283)	76,802
Citigroup	Europcar Groupe S.A.	1 month LIBOR BBA minus 1.301%	1/19/2021	Monthly	(1,019)	620,849
Citigroup	L’Oreal S.A.	1 month LIBOR BBA plus 0.40%	1/19/2021	Monthly	3,020	52,804
Citigroup	Robertet S.A.	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(64)	13,104
Citigroup	SMCP S.A.	1 month LIBOR BBA minus 3.00%	1/19/2021	Monthly	(182)	99,499
Citigroup	Soitec S.A.	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(732)	10,073
Citigroup	Solocal Group	1 month LIBOR BBA minus 1.50%	1/19/2021	Monthly	(81)	56,981
Citigroup	Technicolor S.A., Registered	1 month LIBOR BBA minus 2.00%	1/19/2021	Monthly	(304)	210,063
Citigroup	Trigano S.A.	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(671)	208,154
Citigroup	Vallourec S.A.	1 month LIBOR BBA minus 5.50%	1/19/2021	Monthly	(14)	5,372

Germany
Citigroup	1&1 Drillisch A.G.	1 month LIBOR BBA minus 2.00%	1/19/2021	Monthly	(853)	68,699
Citigroup	AIXTRON S.E.	1 month LIBOR BBA minus 1.086%	1/19/2021	Monthly	(706)	14,685
Citigroup	Aumann A.G.	1 month LIBOR BBA minus 13.00%	1/19/2021	Monthly	(256)	91,297
Citigroup	AURELIUS Equity Opportunities SE & Co KGaA	1 month LIBOR	1/19/2021	Monthly	(389)	5,522
Citigroup	Basler A.G.	1 month LIBOR BBA minus 12.50%	1/19/2021	Monthly	(46)	4,457
Citigroup	ElringKlinger A.G.	1 month LIBOR BBA minus 8.75%	1/19/2021	Monthly	(120)	36,896
Citigroup	GRENKE A.G.	1 month LIBOR BBA minus 3.717%	1/19/2021	Monthly	(951)	217,545
Citigroup	Heidelberger Druckmaschinen A.G.	1 month LIBOR BBA minus 7.50%	1/19/2021	Monthly	(183)	87,523
Citigroup	Jenoptik A.G.	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(533)	159,675
Citigroup	LEONI A.G.	1 month LIBOR BBA minus 13.50%	1/19/2021	Monthly	(455)	180,822
Citigroup	New Work S.E.	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(406)	51,625
Citigroup	Pfeiffer Vacuum Technology A.G.	1 month LIBOR BBA minus 0.808%	1/19/2021	Monthly	(186)	13,919

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)	Unrealized Appreciation

Germany (continued)
Citigroup	Rational A.G.	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	$(609)	$27,439
Citigroup	SGL Carbon S.E.	1 month LIBOR BBA minus 4.50%	1/19/2021	Monthly	(580)	231,320
Citigroup	Tele Columbus A.G.	1 month LIBOR BBA minus 9.50%	1/19/2021	Monthly	(121)	38,247

Hong Kong
Citigroup	Comba Telecom Systems Holdings, Ltd.	1 month LIBOR BBA plus 0.50%	1/19/2021	Monthly	195	8,891
Citigroup	Prada S.p.A.	1 month LIBOR BBA minus 0.50%	1/19/2021	Monthly	(830)	122,922
Citigroup	Sa Sa International Holdings, Ltd.	1 month LIBOR BBA minus 12.00%	1/19/2021	Monthly	(206)	41,953

Italy
Citigroup	Brunello Cucinelli S.p.A.	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(375)	41,873
Citigroup	Credito Valtellinese S.p.A.	1 month LIBOR BBA minus 3.086%	1/19/2021	Monthly	(595)	266,755
Citigroup	Datalogic S.p.A.	1 month LIBOR BBA minus 0.816%	1/19/2021	Monthly	(191)	60,997
Citigroup	De’Longhi S.p.A.	1 month LIBOR BBA minus 0.449%	1/19/2021	Monthly	(727)	97,961
Citigroup	Fila S.p.A.	1 month LIBOR BBA minus 2.19%	1/19/2021	Monthly	(233)	105,188
Citigroup	Illimity Bank S.p.A.	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(168)	77,159
Citigroup	Salvatore Ferragamo S.p.A.	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(872)	330,704
Citigroup	Tamburi Investment Partners S.p.A.	1 month LIBOR BBA minus 0.427%	1/19/2021	Monthly	(176)	27,008

Japan
Citigroup	Japan Display, Inc.	1 month LIBOR BBA minus 20.00%	1/19/2021	Monthly	(51)	20,005
Citigroup	Japan Tobacco, Inc.	1 month LIBOR BBA plus 0.50%	1/19/2021	Monthly	1,027	79,908
Citigroup	Kawasaki Kisen Kaisha, Ltd.	1 month LIBOR BBA minus 1.00%	1/19/2021	Monthly	(711)	296,312
Citigroup	M&A Capital Partners Co., Ltd.	1 month LIBOR BBA minus 2.481%	1/19/2021	Monthly	(722)	63,779
Citigroup	Mitsubishi Logisnext Co., Ltd.	1 month LIBOR BBA minus 0.50%	1/19/2021	Monthly	(433)	154,833
Citigroup	Nissin Foods Holdings Co., Ltd.	1 month LIBOR BBA plus 0.50%	1/19/2021	Monthly	387	35,811
Citigroup	NTT DoCoMo, Inc.	1 month LIBOR BBA plus 0.50%	1/19/2021	Monthly	754	42,084
Citigroup	Open Door, Inc.	1 month LIBOR BBA minus 2.646%	1/19/2021	Monthly	(441)	165,214
Citigroup	Oro Co., Ltd,	1 month LIBOR BBA minus 15.00%	1/19/2021	Monthly	(116)	4,261
Citigroup	Sanoh Industrial Co., Ltd.	1 month LIBOR BBA minus 4.50%	1/19/2021	Monthly	(426)	193,720
Citigroup	SoftBank Group Corp.	1 month LIBOR BBA plus 0.50%	1/19/2021	Monthly	590	19,521
Citigroup	Sumitomo Rubber Industries, Ltd.	1 month LIBOR BBA plus 0.50%	1/19/2021	Monthly	587	78,124
Citigroup	Toho Titanium Co., Ltd.	1 month LIBOR BBA minus 2.50%	1/19/2021	Monthly	(239)	55,779
Citigroup	Uzabase, Inc.	1 month LIBOR BBA minus 6.197%	1/19/2021	Monthly	(673)	61,636
Citigroup	Vector, Inc.	1 month LIBOR BBA minus 1.332%	1/19/2021	Monthly	(301)	105,105
Citigroup	WATAMI Co., Ltd.	1 month LIBOR BBA minus 0.75%	1/19/2021	Monthly	(138)	26,635

Macao
Citigroup	MGM China Holdings, Ltd.	1 month LIBOR BBA minus 1.75%	1/19/2021	Monthly	(929)	146,424

Malta
Citigroup	Kambi Group PLC	1 month LIBOR BBA minus 3.197%	1/19/2021	Monthly	(870)	148,759

Netherlands
Citigroup	AMG Advanced Metallurgical Group N.V.	1 month LIBOR BBA minus 6.50%	1/19/2021	Monthly	(1,018)	274,864
Citigroup	OCI N.V.	1 month LIBOR BBA minus 0.453%	1/19/2021	Monthly	(1,103)	379,366
Citigroup	PostNL N.V.	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(152)	2,866

18	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)	Unrealized Appreciation

Norway
Citigroup	Bonheur ASA	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	$(140)	$17,040
Citigroup	FLEX LNG, Ltd.	1 month LIBOR BBA minus 3.197%	1/19/2021	Monthly	(730)	313,264
Citigroup	Hexagon Composites ASA	1 month LIBOR BBA minus 3.044%	1/19/2021	Monthly	(526)	124,956

Spain
Citigroup	Ence Energia y Celulosa S.A.	1 month LIBOR BBA minus 0.50%	1/19/2021	Monthly	(113)	23,468
Citigroup	Liberbank S.A.	1 month LIBOR BBA minus 0.429%	1/19/2021	Monthly	(388)	166,152
Citigroup	Tubacex S.A.	1 month LIBOR BBA minus 2.60%	1/19/2021	Monthly	(204)	109,937

Sweden
Citigroup	Attendo A.B.	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(875)	266,055
Citigroup	Dometic Group A.B.	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(1,020)	228,660
Citigroup	Tobii A.B.	1 month LIBOR BBA minus 5.648%	1/19/2021	Monthly	(266)	95,324

Switzerland
Citigroup	Autoneum Holding A.G.	1 month LIBOR BBA minus 1.213%	1/19/2021	Monthly	(122)	30,107
Citigroup	EFG International A.G.	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(182)	8,135
Citigroup	GAM Holding A.G.	1 month LIBOR BBA minus 0.428%	1/19/2021	Monthly	(900)	277,583
Citigroup	Komax Holding A.G., Registered	1 month LIBOR BBA minus 3.599%	1/19/2021	Monthly	(942)	336,894
Citigroup	Nestle S.A., Registered	1 month LIBOR BBA plus 0.40%	1/19/2021	Monthly	8,037	219,004

United Kingdom
Citigroup	Ascential PLC	1 month LIBOR BBA minus 0.35%	1/19/2021	Monthly	(1,026)	233,635
Citigroup	Cairn Energy PLC	1 month LIBOR BBA minus 0.35%	1/19/2021	Monthly	(654)	278,970
Citigroup	Electrocomponents PLC	1 month LIBOR BBA minus 0.35%	1/19/2021	Monthly	(176)	32,991
Citigroup	Elementis PLC	1 month LIBOR BBA minus 0.35%	1/19/2021	Monthly	(215)	130,217
Citigroup	Future PLC	1 month LIBOR	1/19/2021	Monthly	(206)	1,861
Citigroup	Grafton Group PLC	1 month LIBOR	1/19/2021	Monthly	(490)	7,754
Citigroup	Hill & Smith Holdings PLC	1 month LIBOR BBA minus 0.35%	1/19/2021	Monthly	(184)	19,629
Citigroup	IP Group PLC	1 month LIBOR BBA minus 0.35%	1/19/2021	Monthly	(42)	12,075
Citigroup	Metro Bank PLC	1 month LIBOR BBA minus 17.00%	1/19/2021	Monthly	(5)	2,211
Citigroup	Mitie Group PLC	1 month LIBOR BBA minus 0.473%	1/19/2021	Monthly	(255)	137,107
Citigroup	On The Beach Group PLC	1 month LIBOR BBA minus 0.638%	1/19/2021	Monthly	(559)	226,957
Citigroup	Renishaw PLC	1 month LIBOR BBA minus 0.35%	1/19/2021	Monthly	(847)	83,018
Citigroup	Restaurant Group PLC	1 month LIBOR BBA minus 0.35%	1/19/2021	Monthly	(824)	544,748
Citigroup	Sanne Group PLC	1 month LIBOR BBA minus 0.35%	1/19/2021	Monthly	(455)	50,154
Citigroup	SSP Group PLC	1 month LIBOR	1/19/2021	Monthly	(754)	37,222
Citigroup	Stobart Group, Ltd.	1 month LIBOR BBA minus 0.35%	1/19/2021	Monthly	(509)	245,023
Citigroup	Superdry PLC	1 month LIBOR BBA minus 0.35%	1/19/2021	Monthly	(737)	555,165
Citigroup	TalkTalk Telecom Group PLC	1 month LIBOR BBA minus 1.50%	1/19/2021	Monthly	(27)	8,261
Citigroup	Victrex PLC	1 month LIBOR BBA minus 0.35%	1/19/2021	Monthly	(358)	80,930
						$14,452,931

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)	Unrealized Depreciation

Australia
Citigroup	Appen, Ltd.	1 month LIBOR BBA minus 0.50%	1/19/2021	Monthly	$(486)	$(285,190)
Citigroup	Aurizon Holdings, Ltd.	1 month LIBOR BBA plus 0.50%	1/19/2021	Monthly	1,675	(137,152)
Citigroup	Australia & New Zealand Banking Group	1 month LIBOR BBA plus 0.50%	1/19/2021	Monthly	57	(20,345)
Citigroup	Bega Cheese, Ltd.	1 month LIBOR BBA minus 1.976%	1/19/2021	Monthly	(328)	(17,943)
Citigroup	Blackmores, Ltd.	1 month LIBOR BBA minus 8.00%	1/19/2021	Monthly	(672)	(92,355)
Citigroup	Clinuvel Pharmaceuticals, Ltd.	1 month LIBOR BBA minus 5.00%	1/19/2021	Monthly	(424)	(168,170)
Citigroup	Coles Group, Ltd.	1 month LIBOR BBA plus 0.50%	1/19/2021	Monthly	1,781	(109,710)
Citigroup	Corporate Travel Management, Ltd.	1 month LIBOR	1/19/2021	Monthly	(496)	(89,709)
Citigroup	Electro Optic Systems Holdings, Ltd.	1 month LIBOR	1/19/2021	Monthly	(307)	(1,333)
Citigroup	Gold Road Resources, Ltd.	1 month LIBOR BBA minus 0.50%	1/19/2021	Monthly	(290)	(23,175)
Citigroup	Harvey Norman Holdings, Ltd.	1 month LIBOR BBA plus 0.50%	1/19/2021	Monthly	1,170	(437,381)
Citigroup	InvoCare, Ltd.	1 month LIBOR	1/19/2021	Monthly	(299)	(3,953)
Citigroup	Jumbo Interactive, Ltd.	1 month LIBOR BBA minus 0.75%	1/19/2021	Monthly	(518)	(13,017)
Citigroup	Lovisa Holdings, Ltd.	1 month LIBOR	1/19/2021	Monthly	(121)	(8,283)
Citigroup	Magellan Financial Group, Ltd.	1 month LIBOR	1/19/2021	Monthly	1,860	(567,716)
Citigroup	Netwealth Group, Ltd.	1 month LIBOR BBA minus 0.75%	1/19/2021	Monthly	(549)	(159,347)
Citigroup	NIB Holdings, Ltd.	1 month LIBOR BBA minus 0.50%	1/19/2021	Monthly	(686)	(48,275)
Citigroup	oOh!media, Ltd.	1 month LIBOR BBA minus 0.50%	1/19/2021	Monthly	(19)	(18,765)
Citigroup	Origin Energy, Ltd.	1 month LIBOR BBA plus 0.50%	1/19/2021	Monthly	104	(41,948)
Citigroup	Pinnacle Investment Management Group, Ltd.	1 month LIBOR	1/19/2021	Monthly	(97)	(3,026)
Citigroup	Silver Lake Resources, Ltd.	1 month LIBOR BBA minus 1.00%	1/19/2021	Monthly	(565)	(141,632)
Citigroup	Star Entertainment Group, Ltd.	1 month LIBOR	1/01/1900	Monthly	(774)	(77,191)
Citigroup	Webjet, Ltd.	1 month LIBOR	1/19/2021	Monthly	(426)	(69,390)
Citigroup	Wesfarmers, Ltd.	1 month LIBOR BBA plus 0.50%	1/19/2021	Monthly	711	(101,112)
Citigroup	Whitehaven Coal, Ltd.	1 month LIBOR BBA minus 0.50%	1/19/2021	Monthly	(509)	(97,362)

Denmark
Citigroup	Dfds A/S	1 month LIBOR	1/19/2021	Monthly	(445)	(27,413)

Finland
Citigroup	Caverion OYJ	1 month LIBOR	1/19/2021	Monthly	(157)	(4,540)
Citigroup	Finnair OYJ	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(152)	(4,434)

France
Citigroup	Sanofi	1 month LIBOR BBA plus 0.40%	1/19/2021	Monthly	2,392	(54,263)
Citigroup	Societe Generale S.A.	1 month LIBOR BBA plus 0.40%	1/19/2021	Monthly	2,590	(1,411,148)
Citigroup	TOTAL S.A.	1 month LIBOR BBA plus 0.40%	1/19/2021	Monthly	2,002	(627,785)

Germany
Citigroup	Allianz S.E., Registered	1 month LIBOR BBA plus 0.40%	1/19/2021	Monthly	4,069	(1,069,912)
Citigroup	Deutsche Telekom A.G.	1 month LIBOR BBA plus 0.40%	1/19/2021	Monthly	602	(72,051)
Citigroup	HUGO BOSS A.G.	1 month LIBOR	1/19/2021	Monthly	(730)	(5,641)
Citigroup	S.A.P S.E.	1 month LIBOR BBA plus 0.40%	1/19/2021	Monthly	3,298	(372,180)
Citigroup	Salzgitter A.G.	1 month LIBOR BBA minus 1.00%	1/19/2021	Monthly	(639)	(121,729)

20	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)	Unrealized Depreciation

Germany (continued)
Citigroup	Wacker Chemie A.G.	1 month LIBOR BBA minus 1.25%	1/19/2021	Monthly	$(163)	$(58,165)
Citigroup	Wirecard A.G.	1 month LIBOR BBA plus 0.40%	1/19/2021	Monthly	58	(15,136)

Hong Kong
Citigroup	AIA Group, Ltd.	1 month LIBOR BBA plus 0.50%	1/19/2021	Monthly	2,749	(355,461)
Citigroup	Minth Group, Ltd.	1 month LIBOR	1/19/2021	Monthly	(555)	(2,648)
Citigroup	WH Group, Ltd.	1 month LIBOR BBA plus 0.50%	1/19/2021	Monthly	1,901	(243,540)

Japan
Citigroup	Demae-Can Co., Ltd.	1 month LIBOR BBA minus 8.50%	1/19/2021	Monthly	(458)	(209,011)
Citigroup	Anicom Holdings, Inc.	1 month LIBOR BBA minus 1.75%	1/19/2021	Monthly	(60)	(7,385)
Citigroup	Digital Arts, Inc.	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(582)	(131,160)
Citigroup	eGuarantee, Inc.	1 month LIBOR BBA minus 1.25%	1/19/2021	Monthly	(412)	(203,499)
Citigroup	Katitas Co., Ltd.	1 month LIBOR BBA minus 1.00%	1/19/2021	Monthly	(172)	(20,271)
Citigroup	Nextage Co., Ltd.	1 month LIBOR BBA minus 4.25%	1/19/2021	Monthly	(343)	(69,603)
Citigroup	Raksul, Inc.	1 month LIBOR BBA minus 4.75%	1/19/2021	Monthly	(433)	(84,820)
Citigroup	Sony Corp.	1 month LIBOR BBA plus 0.50%	1/19/2021	Monthly	2,116	(101,492)
Citigroup	Toyota Motor Corp.	1 month LIBOR BBA plus 0.50%	1/19/2021	Monthly	3,254	(376,645)

Netherlands
Citigroup	Basic-Fit N.V.	1 month LIBOR	1/19/2021	Monthly	(762)	(12,578)
Citigroup	NXP Semiconductors N.V.	1 month LIBOR BBA plus 0.50%	1/19/2021	Monthly	1,968	(514,695)
Citigroup	TomTom N.V.	1 month LIBOR	1/19/2021	Monthly	(428)	(986)

Norway
Citigroup	Golden Ocean Group, Ltd.	1 month LIBOR BBA plus 0.40%	1/19/2021	Monthly	1,161	(249,697)
Citigroup	NEL ASA	1 month LIBOR BBA minus 5.938%	1/19/2021	Monthly	(462)	(181,255)
Citigroup	Sbanken ASA	1 month LIBOR	1/19/2021	Monthly	(79)	(823)

Spain
Citigroup	ACS Actividades de Construccion y Servicios S.A.	1 month LIBOR BBA plus 0.40%	1/19/2021	Monthly	1,558	(580,012)
Citigroup	Iberdrola S.A.	1 month LIBOR BBA plus 0.40%	1/19/2021	Monthly	3,003	(60,436)
Citigroup	Solaria Energia y Medio Ambiente S.A.	1 month LIBOR BBA minus 2.00%	1/19/2021	Monthly	(434)	(148,934)

Sweden
Citigroup	Beijer Ref A.B.	1 month LIBOR	1/19/2021	Monthly	(284)	(3,560)
Citigroup	Hansa Medical A.B.	1 month LIBOR BBA minus 5.703%	1/19/2021	Monthly	(410)	(275,134)
Citigroup	Mycronic A.B.	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(16)	(510)
Citigroup	Oncopeptides A.B.	1 month LIBOR	1/19/2021	Monthly	(85)	(392)
Citigroup	Pandox A.B.	1 month LIBOR BBA minus 0.40%	1/19/2021	Monthly	(106)	(53,050)
Citigroup	Skandinaviska Enskilda Banken A.B.	1 month LIBOR BBA plus 0.40%	1/19/2021	Monthly	1,260	(166,290)
Citigroup	Skanska A.B., Class B	1 month LIBOR BBA plus 0.40%	1/19/2021	Monthly	1,760	(277,425)

Switzerland
Citigroup	Aryzta A.G.	1 month LIBOR BBA minus 0.463%	1/19/2021	Monthly	(195)	(34,134)
Citigroup	Basilea Pharmaceutica A.G., Registered	1 month LIBOR BBA minus 1.243%	1/19/2021	Monthly	(602)	(22,621)
Citigroup	COMET Holding A.G., Registered	1 month LIBOR BBA minus 3.50%	1/19/2021	Monthly	(694)	(52,218)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)	Unrealized Depreciation

Switzerland (continued)
Citigroup	Flughafen Zurich A.G., Registered	1 month LIBOR	1/19/2021	Monthly	$(265)	$(6,957)
Citigroup	Interroll Holding A.G., Registered	1 month LIBOR BBA minus 0.452%	1/19/2021	Monthly	(610)	(87,608)
Citigroup	IWG PLC	1 month LIBOR	1/19/2021	Monthly	(749)	(52,527)
Citigroup	Medacta Group S.A.	1 month LIBOR	1/19/2021	Monthly	(51)	(1,448)
Citigroup	STMicroelectronics N.V.	1 month LIBOR BBA plus 0.40%	1/19/2021	Monthly	2,552	(441,196)
Citigroup	Wizz Air Holdings PLC	1 month LIBOR	1/19/2021	Monthly	(745)	(20,884)
Citigroup	Ypsomed Holding A.G., Registered	1 month LIBOR BBA minus 1.626%	1/19/2021	Monthly	(234)	(33,609)

United Kingdom
Citigroup	AJ Bell PLC	1 month LIBOR BBA minus 0.35%	1/19/2021	Monthly	(393)	(148,498)
Citigroup	BP PLC	1 month LIBOR BBA plus 0.35%	1/19/2021	Monthly	1,861	(700,444)
Citigroup	British American Tobacco PLC	1 month LIBOR BBA plus 0.35%	1/19/2021	Monthly	3,865	(249,114)
Citigroup	Capita PLC	1 month LIBOR BBA minus 0.35%	1/19/2021	Monthly	(311)	(79,825)
Citigroup	CYBG PLC	1 month LIBOR BBA minus 0.35%	1/19/2021	Monthly	(260)	(117,486)
Citigroup	Energean Oil & Gas PLC	1 month LIBOR BBA minus 1.37%	1/19/2021	Monthly	(423)	(95,110)
Citigroup	GlaxoSmithKline PLC	1 month LIBOR BBA plus 0.35%	1/19/2021	Monthly	2,733	(297,604)
Citigroup	Hiscox, Ltd.	1 month LIBOR	1/19/2021	Monthly	(683)	(11,034)
Citigroup	HSBC Holdings PLC	1 month LIBOR BBA plus 0.35%	1/19/2021	Monthly	2,402	(819,351)
Citigroup	John Wood Group PLC	1 month LIBOR BBA minus 0.35%	1/19/2021	Monthly	(26)	(12,740)
Citigroup	Lloyds Banking Group PLC	1 month LIBOR BBA plus 0.35%	1/19/2021	Monthly	2,353	(1,209,741)
Citigroup	Rio Tinto PLC, Registered	1 month LIBOR BBA plus 0.35%	1/19/2021	Monthly	3,360	(582,235)
Citigroup	Royal Dutch Shell PLC, Class A	1 month LIBOR BBA plus 0.35%	1/19/2021	Monthly	4,651	(1,734,443)
Citigroup	Royal Dutch Shell PLC, Class B	1 month LIBOR BBA plus 0.35%	1/19/2021	Monthly	1,431	(621,873)
Citigroup	Signature Aviation PLC	1 month LIBOR	1/19/2021	Monthly	(371)	(15,388)
Citigroup	WH Smith PLC	1 month LIBOR BBA minus 0.35%	1/19/2021	Monthly	(642)	(120,058)
Citigroup	William Hill PLC	1 month LIBOR	1/19/2021	Monthly	(709)	(13,238)
						$(18,490,573)

1.	As of April 30, 2020, cash in the amount $3,466,985 was pledged from brokers for OTC swap contracts.

2.	Fund pays the floating rate and receives the total return of the reference entity.

The following abbreviations are used in the preceding pages:

AGC—Assured Guaranty Corp.

BBA—British Bankers’ Association

LIBOR—London Interbank Offered Rate

22	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2020, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$221,212,798	$596,504	$—	$221,809,302
Preferred Stocks	4,703,655	—	—	4,703,655
Short-Term Investments
Affiliated Investment Company	16,886,632	—	—	16,886,632
Repurchase Agreement	—	2,560,140	—	2,560,140
Unaffiliated Investment Company	4,018,323	—	—	4,018,323

Total Short-Term Investments	20,904,955	2,560,140	—	23,465,095

Total Investments in Securities	$246,821,408	$3,156,644	$—	$249,978,052

Other Financial Instruments
Total Return Equity Swap Contracts (b)	—	14,452,931	—	14,452,931

Total Investments in Securities and Other Financial Instruments	$246,821,408	$17,609,575	$—	$264,430,983

Liability Valuation Inputs
Common Stocks Sold Short (c)	$—	$—	$(23,544)	$(23,544)
Rights Sold Short (c)	—	—	(2)	(2)
Warrants Sold Short (e)	—	—	0	0

Total Investments in Securities Sold Short	—	—	(23,546)	(23,504)

Other Financial Instruments
Total Return Equity Swap Contracts (b)	—	(18,490,573)	—	(18,490,573)

Total Investments in Securities Sold Short and Other Financial Instruments	$—	$(18,490,573)	$(23,546)	$(18,514,119)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

(c)	The Level 3 securities valued at $(29), $(2,773), and $(20,742) are held in Australia, China, and Denmark, respectively, within the Common Stocks Sold Short section of the Portfolio of Investments.

(d)	The Level 3 security valued at $(2) is held in Austria within the Rights Sold Short section of the Portfolio of Investments.

(e)	The Level 3 security valued at $0 is held in Singapore within the Warrants Sold Short section of the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

The table below sets forth the diversification of the Fund’s investments by industry.

Industry Diversification

	Value	Percent †
Aerospace & Defense	$2,594,173	1.1%
Air Freight & Logistics	134,240	0.1
Airlines	704,863	0.3
Auto Components	1,590,248	0.6
Automobiles	4,380,213	1.8
Banks	9,627,434	3.9
Beverages	1,975,476	0.8
Biotechnology	4,029,847	1.6
Building Products	3,351,866	1.4
Capital Markets	10,980,291	4.5
Chemicals	5,038,507	2.0
Commercial Services & Supplies	2,442,171	1.0
Communications Equipment	1,270,541	0.5
Construction & Engineering	2,588,715	1.0
Construction Materials	1,864,132	0.8
Consumer Finance	1,034,317	0.4
Distributors	1,622,934	0.7
Diversified Financial Services	3,732,416	1.5
Diversified Telecommunication Services	5,155,816	2.1
Electric Utilities	3,318,954	1.3
Electrical Equipment	4,415,595	1.8
Electronic Equipment, Instruments & Components	6,416,981	2.6
Entertainment	3,508,736	1.4
Equity Real Estate Investment Trusts	1,274,280	0.5
Food & Staples Retailing	6,454,107	2.6
Food Products	2,533,471	1.0
Gas Utilities	139,706	0.1
Health Care Equipment & Supplies	10,312,665	4.2
Health Care Providers & Services	1,421,507	0.6
Hotels, Restaurants & Leisure	4,582,433	1.9
Household Durables	4,371,679	1.8
Household Products	943,194	0.4
Independent Power & Renewable Electricity Producers	2,937,422	1.2
Industrial Conglomerates	2,211,587	0.9
Insurance	8,968,263	3.6
Interactive Media & Services	1,426,088	0.6
Internet & Direct Marketing Retail	3,271,895	1.3
IT Services	4,794,610	1.9
Leisure Products	696,333	0.3
Life Sciences Tools & Services	1,891,370	0.8
Machinery	5,545,604	2.3
Marine	1,274,475	0.5
Media	4,034,679	1.6
Metals & Mining	8,025,963	3.3
Multiline Retail	1,101,924	0.4
Oil, Gas & Consumable Fuels	4,502,372	1.8

	Value	Percent †
Paper & Forest Products	$739,039	0.3%
Personal Products	3,046,076	1.2
Pharmaceuticals	17,048,731	6.9
Professional Services	4,990,032	2.0
Real Estate	2,852,214	1.2
Real Estate Management & Development	2,415,678	1.0
Road & Rail	1,224,025	0.5
Semiconductors & Semiconductor Equipment	5,384,015	2.2
Software	1,049,171	0.4
Specialty Retail	4,028,199	1.6
Technology Hardware, Storage & Peripherals	637,115	0.3
Textiles, Apparel & Luxury Goods	5,668,785	2.3
Thrifts & Mortgage Finance	936,865	0.4
Tobacco	1,409,336	0.6
Trading Companies & Distributors	5,444,053	2.2
Water Utilities	2,291,836	0.9
Wireless Telecommunication Services	2,853,694	1.2

	226,512,957	91.9
Short-Term Investments	23,465,095	9.5
Other Assets, Less Liabilities*	(3,578,249)	–1.4

Net Assets	$246,399,803	100.0%

†	Percentages indicated are based on Fund net assets.

*	Includes Investments sold short (details are shown below).

The table below sets forth the diversification of MainStay MacKay International Opportunities Fund investments sold short by industry.

	Value	Percent †
Airlines	$(29)	(0.0	)%‡
Biotechnology	(2)	(0.0	)‡
Electronic Equipment, Instruments & Components	(20,742)	(0.0	)‡
Energy Equipment & Services	—	(0.0	)‡
Specialty Retail	(2,773)	(0.0	)‡

	$(23,546)	(0.0	)%‡

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

24	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2020 (Unaudited)

Assets
Investment in unaffiliated securities before investments sold short, at value (identified cost $259,595,351) including securities on loan of $12,127,429	$233,091,420
Investment in affiliated investment company, at value (identified cost $16,886,632)	16,886,632
Cash denominated in foreign currencies (identified cost $829,522)	842,730
Receivables:
Investment securities sold	30,993,178
Dividends and interest	2,700,454
Securities lending	18,954
Fund shares sold	17,981
Variation margin on futures contracts	77
Unrealized appreciation on OTC swap contracts	14,452,931
Other assets	35,981

Total assets	299,040,338

Liabilities
Investments sold short (proceeds $310,474)	23,546
Cash collateral received for securities on loan	4,018,323
Payables:
Investment securities purchased	29,497,752
Manager (See Note 3)	211,321
Custodian	149,642
Fund shares redeemed	81,209
Shareholder communication	62,050
Professional fees	52,645
Transfer agent (See Note 3)	40,190
NYLIFE Distributors (See Note 3)	9,439
Trustees	1,878
Accrued expenses	1,237
Unrealized depreciation on OTC swap contracts	18,490,573
Dividend payable	730

Total liabilities	52,640,535

Net assets	$246,399,803

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$42,125
Additional paid-in capital	404,106,497

404,148,622
Total distributable earnings (loss)	(157,748,819)

Net assets	$246,399,803

Class A
Net assets applicable to outstanding shares	$12,885,063

Shares of beneficial interest outstanding	2,213,596

Net asset value per share outstanding	$5.82
Maximum sales charge (5.50% of offering price)	0.34

Maximum offering price per share outstanding	$6.16

Investor Class
Net assets applicable to outstanding shares	$2,768,427

Shares of beneficial interest outstanding	477,677

Net asset value per share outstanding	$5.80
Maximum sales charge (5.50% of offering price)	0.34

Maximum offering price per share outstanding	$6.14

Class C
Net assets applicable to outstanding shares	$7,618,241

Shares of beneficial interest outstanding	1,351,866

Net asset value and offering price per share outstanding	$5.64

Class I
Net assets applicable to outstanding shares	$223,128,072

Shares of beneficial interest outstanding	38,081,539

Net asset value and offering price per share outstanding	$5.86

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Operations for the six months ended April 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Dividends—unaffiliated (a)	$3,017,522
Non-cash dividends	190,599
Securities lending	90,758
Dividends—affiliated	67,078
Interest	100

Total income	3,366,057

Expenses
Manager (See Note 3)	1,596,637
Interest on investments sold short	446,504
Custodian	163,896
Transfer agent (See Note 3)	98,749
Distribution/Service—Class A (See Note 3)	20,919
Distribution/Service—Investor Class (See Note 3)	4,161
Distribution/Service—Class C (See Note 3)	56,795
Professional fees	54,112
Shareholder communication	43,063
Registration	35,163
Broker fees and charges on short sales	23,060
Trustees	4,961
Miscellaneous	14,880

Total expenses	2,562,900

Net investment income (loss)	803,157

Realized and Unrealized Gain (Loss) on Investments, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	(11,806,672)
Investments sold short	420,415
Swap transactions	10,850,221
Foreign currency transactions	(28,708)

Net realized gain (loss) on investments, investments sold short, swap transactions and foreign currency transactions	(564,744)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(41,738,650)
Investments sold short	1,092
Swap contracts	(10,970,363)
Translation of other assets and liabilities in foreign currencies	32,330

Net change in unrealized appreciation (depreciation) on investments, investments sold short, swap contracts and foreign currencies	(52,675,591)

Net realized and unrealized gain (loss) on investments, investments sold short, swap transactions and foreign currency transactions	(53,240,335)

Net increase (decrease) in net assets resulting from operations	$(52,437,178)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $333,055.

26	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2020 (Unaudited) and the year ended October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$803,157	$8,462,308
Net realized gain (loss) on investments, investments sold short, swap transactions and foreign currency transactions	(564,744)	(48,559,945)
Net change in unrealized appreciation (depreciation) on investments, investments sold short, swap contracts and foreign currencies	(52,675,591)	46,276,583

Net increase (decrease) in net assets resulting from operations	(52,437,178)	6,178,946

Distributions to shareholders:
Class A	(1,739,689)	(1,551,885)
Investor Class	(339,120)	(173,686)
Class C	(1,169,574)	(1,040,461)
Class I	(26,566,143)	(28,117,878)

Total distributions to shareholders	(29,814,526)	(30,883,910)

Capital share transactions:
Net proceeds from sale of shares	16,433,582	36,642,991
Net asset value of shares issued to shareholders in reinvestment of distributions	29,446,340	30,088,851
Cost of shares redeemed	(35,957,567)	(307,323,971)

Increase (decrease) in net assets derived from capital share transactions	9,922,355	(240,592,129)

Net increase (decrease) in net assets	(72,329,349)	(265,297,093)

Net Assets
Beginning of period	318,729,152	584,026,245

End of period	$246,399,803	$318,729,152

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class A	2020*		2019	2018		2017	2016		2015

Net asset value at beginning of period	$7.77		$7.93	$9.58		$8.06	$8.36		$8.83

Net investment income (loss)	0.01	(a)	0.15 (a)	0.13		0.02	0.11		0.05

Net realized and unrealized gain (loss) on investments	(1.23)		0.10	(1.63)		1.73	(0.35)		(0.09)

Net realized and unrealized gain (loss) on foreign currency transactions‡	0.00		(0.00)	(0.00)		0.00	(0.00)		(0.00)

Total from investment operations	(1.22)		0.25	(1.50)		1.75	(0.24)		(0.04)

Less distributions:

From net investment income	(0.73)		(0.41)	(0.15)		(0.23)	(0.06)		(0.16)

From net realized gain on investments	—		—	—		—	—		(0.27)

Total distributions	(0.73)		(0.41)	(0.15)		(0.23)	(0.06)		(0.43)

Net asset value at end of period	$5.82		$7.77	$7.93		$9.58	$8.06		$8.36

Total investment return (b)	(17.44%)		3.83%	(15.94	%)(c)	22.36%	(2.85%)		(0.39%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.33	% ††	2.04%	1.37%		0.24%	1.37	% (d)	0.61%

Net expenses (before waiver/reimbursement) (e)(g)	1.94	% ††	1.75%	1.78%		3.22%	3.33%		3.27%

Portfolio turnover rate	68%		182%	223%		179%	137%		110%

Net assets at end of period (in 000’s)	$12,885		$19,557	$31,870		$55,580	$98,856		$107,669

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.35%.
(e)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 1.55%.
(g)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)		Short Sale Expenses
April 30, 2020††	1.63%		0.31%
October 31, 2019	1.64%		0.11%
October 31, 2018	1.65%		0.13%
October 31, 2017	1.56%		1.66%
October 31, 2016	1.53	%(f)	1.78%
October 31, 2015	1.52%		1.76%

28	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Investor Class	2020*		2019	2018		2017	2016		2015

Net asset value at beginning of period	$7.73		$7.90	$9.54		$8.02	$8.33		$8.80

Net investment income (loss)	0.00	‡(a)	0.15 (a)	0.12		0.04	0.09		0.05

Net realized and unrealized gain (loss) on investments	(1.22)		0.08	(1.62)		1.70	(0.34)		(0.09)

Net realized and unrealized gain (loss) on foreign currency transactions‡	0.00		(0.00)	(0.00)		0.00	(0.00)		(0.00)

Total from investment operations	(1.22)		0.23	(1.50)		1.74	(0.25)		(0.04)

Less distributions:

From net investment income	(0.71)		(0.40)	(0.14)		(0.22)	(0.06)		(0.16)

From net realized gain on investments	—		—	—		—	—		(0.27)

Total distributions	(0.71)		(0.40)	(0.14)		(0.22)	(0.06)		(0.43)

Net asset value at end of period	$5.80		$7.73	$7.90		$9.54	$8.02		$8.33

Total investment return (b)	(17.45%)		3.54%	(15.97	%)(c)	22.29%	(3.04%)		(0.49%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.11	% ††	2.00%	1.29%		0.43%	1.19	% (d)	0.75%

Net expenses (before waiver/reimbursement) (g)(e)	2.19	% ††	1.93%	1.88%		3.34%	3.54%		3.44%

Portfolio turnover rate	68%		182%	223%		179%	137%		110%

Net assets at end of period (in 000’s)	$2,768		$3,690	$3,407		$4,294	$5,755		$4,721

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.17%.
(e)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 1.70%.
(g)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)		Short Sale Expenses
April 30, 2020††	1.87%		0.32%
October 31, 2019	1.81%		0.12%
October 31, 2018	1.75%		0.13%
October 31, 2017	1.65%		1.66%
October 31, 2016	1.68	%(f)	1.78%
October 31, 2015	1.65%		1.79%

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class C	2020*		2019	2018	2017	2016		2015

Net asset value at beginning of period	$7.49		$7.63	$9.23	$7.75	$8.08		$8.57

Net investment income (loss)	(0.02	)(a)	0.08 (a)	0.05	(0.01)	0.03		0.01

Net realized and unrealized gain (loss) on investments	(1.19)		0.10	(1.57)	1.64	(0.34)		(0.12)

Net realized and unrealized gain (loss) on foreign currency transactions‡	0.00		(0.00)	(0.00)	0.00	(0.00)		(0.00)

Total from investment operations	(1.21)		0.18	(1.52)	1.63	(0.31)		(0.11)

Less distributions:

From net investment income	(0.64)		(0.32)	(0.08)	(0.15)	(0.02)		(0.11)

From net realized gain on investments	—		—	—	—	—		(0.27)

Total distributions	(0.64)		(0.32)	(0.08)	(0.15)	(0.02)		(0.38)

Net asset value at end of period	$5.64		$7.49	$7.63	$9.23	$7.75		$8.08

Total investment return (b)	(17.74%)		2.81%	(16.61%)	21.38%	(3.84%)		(1.19%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.73	%)††	1.14%	0.52%	(0.17%)	0.45	% (c)	(0.17%)

Net expenses (before waiver/reimbursement) (d)(e)	2.89	% ††	2.66%	2.62%	4.06%	4.27%		4.16%

Portfolio turnover rate	68%		182%	223%	179%	137%		110%

Net assets at end of period (in 000’s)	$7,618		$14,203	$27,699	$42,231	$36,489		$38,434

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.43%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)		Short Sale Expenses
April 30, 2020††	2.61%		0.28%
October 31, 2019	2.55%		0.11%
October 31, 2018	2.49%		0.13%
October 31, 2017	2.39%		1.64%
October 31, 2016	2.43	%(f)	1.78%
October 31, 2015	2.40%		1.76%

(f)	Without the custody fee reimbursement, net expenses would have been 2.45%.

30	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class I	2020*		2019	2018		2017	2016		2015

Net asset value at beginning of period	$7.83		$8.00	$9.66		$8.12	$8.42		$8.89

Net investment income (loss)	0.02	(a)	0.17 (a)	0.15		0.09	0.13		0.08

Net realized and unrealized gain (loss) on investments	(1.24)		0.10	(1.64)		1.70	(0.36)		(0.10)

Net realized and unrealized gain (loss) on foreign currency transactions‡	0.00		(0.00)	(0.00)		0.00	(0.00)		(0.00)

Total from investment operations	(1.22)		0.27	(1.49)		1.79	(0.23)		(0.02)

Less distributions:

From net investment income	(0.75)		(0.44)	(0.17)		(0.25)	(0.07)		(0.18)

From net realized gain on investments	—		—	—		—	—		(0.27)

Total distributions	(0.75)		(0.44)	(0.17)		(0.25)	(0.07)		(0.45)

Net asset value at end of period	$5.86		$7.83	$8.00		$9.66	$8.12		$8.42

Total investment return (b)	(17.31%)		4.08%	(15.72	%)(c)	22.78%	(2.69%)		(0.04%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.63	% ††	2.20%	1.63%		0.96%	1.66	% (d)	0.98%

Net expenses (before waiver/reimbursement) (e)(f)	1.70	% ††	1.50%	1.53%		2.93%	3.07%		3.06%

Portfolio turnover rate	68%		182%	223%		179%	137%		110%

Net assets at end of period (in 000’s)	$223,128		$281,279	$521,050		$653,051	$394,785		$548,422

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.64%.
(e)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)		Short Sale Expenses
April 30, 2020††	1.37%		0.33%
October 31, 2019	1.40%		0.10%
October 31, 2018	1.40%		0.13%
October 31, 2017	1.29%		1.63%
October 31, 2016	1.28	%(g)	1.78%
October 31, 2015	1.27%		1.79%

(g)	Without the custody fee reimbursement, net expenses would have been 1.30%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-one funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay International Opportunities Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has five classes of shares registered for sale. Class A, Class C and Class I shares commenced operations on September 28, 2007. Investor Class shares commenced operations on February 28, 2008. Class R6 shares were registered for sale effective as of February 28, 2017. As of April 30, 2020, Class R6 shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on

32	MainStay MacKay International Opportunities Fund

market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2020 is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2020, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2020, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities, including rights, warrants and exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”)

33

Notes to Financial Statements (Unaudited) (continued)

are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio investment may be classified as an illiquid investment under the Trust’s written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2020, and can change at any time. Illiquid investments as of April 30, 2020, are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of

34	MainStay MacKay International Opportunities Fund

shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. Repurchase agreements as of April 30, 2020, are shown in the Portfolio of Investments.

(I)  Equity Swaps (Total Return Swaps).  Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Fund enters into a “long” equity swap, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Fund will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Fund’s return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Fund on the notional amount. Alternatively, when the Fund enters into a “short” equity swap, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular referenced security or securities short, less the dividend expense that the Fund would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Fund will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.

Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. The Fund will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Fund’s current obligations. The Fund and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. The Fund may engage in total return swaps to gain exposure to securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or Subadvisor does not accurately analyze and predict future market trends, the values or assets or economic factors, the Fund may suffer a loss, which may be substantial. As of April 30, 2020, open swap agreements are shown in the Portfolio of Investments.

(J)  Securities Sold Short.  During the six-month period ended April 30, 2020, the Fund engaged in sales of securities it did not own (“short sales”) as part of its investment strategies. When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold

35

Notes to Financial Statements (Unaudited) (continued)

the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

(K)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed.

(M)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2020, the Fund had securities on loan with an aggregate market value of $12,127,429; the total market value of collateral held by the Fund was $12,856,289. The market value of the collateral held included non-cash collateral, in the form of U.S. Treasury securities, with a value of $8,837,966 and cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $4,018,323.

(N)  Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(O)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA

36	MainStay MacKay International Opportunities Fund

Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(P)  LIBOR Replacement Risk.  The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(Q)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(R)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to manage currency exposure and total return swap contracts to gain exposure to foreign securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2020:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total

OTC Swap Contracts	Unrealized appreciation on OTC swap contracts	$14,452,931	$14,452,931

Total Fair Value		$14,452,931	$14,452,931

Liability Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total

OTC Swap Contracts	Unrealized depreciation on OTC swap contracts	$(18,490,573)	$(18,490,573)

Total Fair Value		$(18,490,573)	$(18,490,573)

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2020:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total

Swap Contracts	Net realized gain (loss) on swap transactions	$10,850,221	$10,850,221

Total Realized Gain (Loss)		$10,850,221	$10,850,221

37

Notes to Financial Statements (Unaudited) (continued)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total

Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	(10,970,363)	(10,970,363)

Total Change in Unrealized Appreciation (Depreciation)		$(10,970,363)	$(10,970,363)

Average Notional Amount

	Equity Contracts Risk	Total

Swap Contracts Long	$95,282,140	$95,282,140
Swap Contracts Short	$(81,025,027)	$(81,025,027)

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Fund as of April 30, 2020.

Counterparty	Gross Assets in Statement of Assets and Liabilities	Derivative assets/(liabilities) available for offset	Net Amount of Derivative Assets*	Collateral pledged/ (Received)

Citigroup	$14,452,931	$(14,452,931)	$—	$—

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Fund as of April 30, 2020.

Counterparty	Gross Liabilities in Statement of Assets and Liabilities	Derivative assets/(liabilities) available for offset	Net Amount of Derivative Liabilities†	Collateral pledged/ (Received)

Citigroup	$18,490,572	$(14,452,931)	$4,037,641	$(3,466,985)

*	Represents the net amount receivable from the counterparty in the event of default.

†	Represents the net amount payable to the counterparty in the event of default.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 1.10% of average daily net assets of the Fund.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed 1.85% of the Fund’s average daily net assets for Class A shares. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except for Class R6 shares. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 shares do not exceed those of Class I shares. These agreements will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the

38	MainStay MacKay International Opportunities Fund

following percentages of average daily net assets: 1.95% for Investor Class shares and 2.70% for Class C shares, respectively. These voluntary waivers or reimbursements may be discontinued at any time without notice.

During the six-month period ended April 30, 2020, New York Life Investments earned fees from the Fund in the amount of $1,596,637 and paid the Subadvisor in the amount of $798,319.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2020 were $2,692 and $763, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $66 and $1,186, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. Effective November 1, 2019, New York Life Investments contractually agreed to limit the transfer agency expenses charged to each of the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis (excluding small account fees) after deducting any other applicable expense cap reimbursements or transfer agency waivers. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2020, transfer agent expenses incurred by the Fund and any applicable waivers were as follows:

Class	Expense	Waived
Class A	$4,671	$—
Investor Class	4,947	—
Class C	16,665	—
Class I	72,466	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$8,451	$39,725	$(31,289)	$—	$—	$16,887	$67	$—	16,887

39

Notes to Financial Statements (Unaudited) (continued)

Note 4–Federal Income Tax

As of April 30, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$278,982,414	$13,547,602	$(42,575,511)	$(29,027,909)

As of October 31, 2019, for federal income tax purposes, capital loss carryforwards of $117,798,594were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or have expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$108,033	$9,766

During the year ended October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019

Distributions paid from:
Ordinary Income	$30,883,910

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2020, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2020, purchases and sales of securities, other than short-term securities, were $185,817 and $206,992, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended April 30, 2020 and the year ended October 31, 2019, were as follows:

Class A	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	177,360	$1,238,987
Shares issued to shareholders in reinvestment of distributions	239,794	1,709,730
Shares redeemed	(739,767)	(4,975,054)

Net increase (decrease) in shares outstanding before conversion	(322,613)	(2,026,337)
Shares converted into Class A (See Note 1)	25,356	152,700
Shares converted from Class A (See Note 1)	(5,617)	(32,184)

Net increase (decrease)	(302,874)	$(1,905,821)

Year ended October 31, 2019:
Shares sold	413,008	$3,078,930
Shares issued to shareholders in reinvestment of distributions	220,471	1,530,068
Shares redeemed	(2,107,980)	(15,682,842)

Net increase (decrease) in shares outstanding before conversion	(1,474,501)	(11,073,844)
Shares converted into Class A (See Note 1)	15,609	118,220
Shares converted from Class A (See Note 1)	(41,226)	(311,983)

Net increase (decrease)	(1,500,118)	$(11,267,607)

40	MainStay MacKay International Opportunities Fund

Investor Class	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	37,408	$257,638
Shares issued to shareholders in reinvestment of distributions	47,307	336,357
Shares redeemed	(62,415)	(427,863)

Net increase (decrease) in shares outstanding before conversion	22,300	166,132
Shares converted into Investor Class (See Note 1)	3,763	22,278
Shares converted from Investor Class (See Note 1)	(25,428)	(152,582)

Net increase (decrease)	635	$35,828

Year ended October 31, 2019:
Shares sold	72,446	$546,463
Shares issued to shareholders in reinvestment of distributions	24,698	170,913
Shares redeemed	(81,689)	(613,180)

Net increase (decrease) in shares outstanding before conversion	15,455	104,196
Shares converted into Investor Class (See Note 1)	42,221	317,600
Shares converted from Investor Class (See Note 1)	(11,987)	(90,418)

Net increase (decrease)	45,689	$331,378

Class C	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	78,820	$570,706
Shares issued to shareholders in reinvestment of distributions	161,472	1,118,998
Shares redeemed	(782,406)	(5,107,631)

Net increase (decrease) in shares outstanding before conversion	(542,114)	(3,417,927)
Shares converted from Class C (See Note 1)	(1,246)	(7,751)

Net increase (decrease)	(543,360)	$(3,425,678)

Year ended October 31, 2019:
Shares sold	117,641	$851,396
Shares issued to shareholders in reinvestment of distributions	146,975	992,083
Shares redeemed	(1,984,765)	(14,410,691)

Net increase (decrease) in shares outstanding before conversion	(1,720,149)	(12,567,212)
Shares converted from Class C (See Note 1)	(14,781)	(109,920)

Net increase (decrease)	(1,734,930)	$(12,677,132)

Class I	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	2,126,216	$14,366,251
Shares issued to shareholders in reinvestment of distributions	3,665,447	26,281,255
Shares redeemed	(3,627,813)	(25,447,019)

Net increase in shares outstanding before conversion	2,163,850	15,200,487
Shares converted into Class I (See Note 1)	3,045	17,539

Net increase (decrease)	2,166,895	$15,218,026

Year ended October 31, 2019:
Shares sold	4,225,346	$32,166,202
Shares issued to shareholders in reinvestment of distributions	3,924,898	27,395,787
Shares redeemed	(37,342,408)	(276,617,258)

Net increase (decrease) in shares outstanding before conversion	(29,192,164)	(217,055,269)
Shares converted into Class I (See Note 1)	9,687	76,501

Net increase (decrease)	(29,182,477)	$(216,978,768)

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of April 30, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2020, events and transactions subsequent to April 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19 is uncertain and could adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

41

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay MacKay International Opportunities Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to the Fund’s shareholders.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity

42	MainStay MacKay International Opportunities Fund

to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).

The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Fund. The Board evaluated MacKay’s experience in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay, and New York Life Investments’ and MacKay’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments and MacKay believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, generally placing greater emphasis on the Fund’s long-term performance track record. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to MacKay as well as discussions between the

43

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering the investment performance of the Fund, the Board noted that the Fund underperformed its peer funds for the one-, three- and five-year periods ended July 31, 2019, and performed favorably relative to its peer funds for the ten-year period ended July 31, 2019. The Board considered its discussions with representatives from New York Life Investments and MacKay regarding the Fund’s investment performance relative to that of its benchmark index and peer funds.

Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay

The Board considered information provided by New York Life Investments and MacKay with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and MacKay and their affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to MacKay is paid by New York Life

44	MainStay MacKay International Opportunities Fund

Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past six years.

Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

45

Discussion of the Operation and Effectiveness of the Fund’s

Liquidity Risk Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund’s liquidity risk. The Board of Trustees of MainStay Funds Trust (the “Board”) designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments and (iii) the Fund’s investment strategy continues to be appropriate for an open-end fund.

In accordance with the Program, the Fund’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

46	MainStay MacKay International Opportunities Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

47

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay Short Term Bond Fund4

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund5

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund6

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund7

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund8

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.9

Brussels, Belgium

Candriam Luxembourg S.C.A.9

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC9

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC9

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective August 31, 2020, MainStay MacKay Infrastructure Bond Fund will be renamed MainStay MacKay U.S. Infrastructure Bond Fund.
4.	Formerly known as MainStay Indexed Bond Fund.
5.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
6.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
7.	Effective July 31, 2020, MainStay Growth Allocation Fund will be renamed MainStay Equity Allocation Fund.
8.	Effective July 31, 2020, MainStay Moderate Growth Allocation Fund will be named MainStay Growth Allocation Fund.
9.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1737581 MS086-20	MSIR10-06/20 (NYLIM) NL236

MainStay MacKay New York Tax Free Opportunities Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Financial markets experienced high levels of volatility in response to the spreading of a novel coronavirus, which causes the disease known as COVID-19, and a sharpening decline in global economic activity during the six months ended April 30, 2020.

After gaining ground during the first three and a half months of the reporting period, most broad stock and bond indices began to dip in late February as a growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crises; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment.

In the United States, with the number of reported U.S. COVID-19 cases continuing to rise, the Federal Reserve (“Fed”) cut interest rates twice and announced unlimited quantitative easing. In late March, the federal government declared a national emergency as unemployment claims increased by 22 million in a four-week period, and Congress passed and the President signed the CARES Act to provide a $2 trillion stimulus package, with the promise of further aid for consumers and businesses to come. Investors generally responded positively to the government’s fiscal and monetary measures, as well as prospects for a gradual lessening of restrictions on non-essential businesses. Accordingly, despite mounting signs of recession and rapidly rising unemployment levels, in April, markets regained some of the ground that they had lost in the previous month.

For the reporting period as a whole, U.S. equity indices produced broadly negative performance. Traditionally more volatile small- and mid-cap stocks were particularly hard hit, and value stocks tended to underperform their growth-oriented counterparts. The energy sector suffered the steepest declines due to weakening demand and an escalating petroleum price war between Saudi Arabia and Russia, the world’s second and third largest petroleum producers after the United States. Most other sectors sustained substantial, though milder losses.

The health care and information technology sectors, both of which rebounded strongly in April, generally ended the reporting period in positive territory. International equities followed patterns similar to those seen in the United States, with a decline in March followed by a partial recovery in April. Overall, however, U.S. stocks ended the reporting period with milder losses than those of most other developed and developing economies.

Fixed-income markets also experienced unusually high levels of volatility. Corporate bonds lost value in March before partly recovering in April, with speculative high-yield credit facing the brunt of risk-off investor sentiment. High-grade municipal bonds dipped briefly in mid-March before regaining most of the lost ground, outperforming lower-grade, higher-yielding municipal securities. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. At the opposite end of the fixed-income risk spectrum, emerging-market debt underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the curve of the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so that they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2020

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Since Inception	Gross Expense Ratio[2]

Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	5/14/2012	–8.22 –3.90%	–5.03 –0.56%	1.92 2.86%	3.07 3.67%	0.83 0.83%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	5/14/2012	–8.23 –3.91	–5.14 –0.67	1.89 2.84	3.00 3.60	0.85 0.85
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	5/14/2012	–4.88 –3.93	–1.69 –0.72	2.60 2.60	3.35 3.35	1.10 1.10
Class I Shares	No Sales Charge		5/14/2012	–3.68	–0.31	3.14	3.94	0.58
Class R6 Shares	No Sales Charge		11/1/2019	–3.70	N/A	N/A	–3.70	0.55

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception

Bloomberg Barclays New York Municipal Bond Index[3]	–2.01%	1.17%	2.75%	2.92%
Morningstar Muni New York Long Category Average[4]	–3.83	–0.39	2.41	2.58

3.

The Bloomberg Barclays New York Municipal Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays New York Municipal Bond Index is a market value-weighted index of New York investment grade tax exempt fixed-rate municipal bonds with maturities of one year or more. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Morningstar Muni New York Long Category Average is representative of funds that invest at least 80% of assets in New York municipal debt. These portfolios have durations of more than 7.0 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay New York Tax Free Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay New York Tax Free Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2019, to April 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2019, to April 30, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/19	Ending Account Value (Based on Actual Returns and Expenses) 4/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$961.00	$3.66	$1,021.13	$3.77	0.75%

Investor Class Shares	$1,000.00	$960.90	$3.75	$1,021.03	$3.87	0.77%

Class C Shares	$1,000.00	$960.70	$4.97	$1,019.79	$5.12	1.02%

Class I Shares	$1,000.00	$963.20	$2.44	$1,022.38	$2.51	0.50%

Class R6 Shares	$1,000.00	$963.00	$2.34	$1,022.48	$2.41	0.48%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of April 30, 2020 (Unaudited)

General	15.7%

Higher Education	14.1

Transportation	11.9

General Obligation	11.2

Medical	10.3

Development	7.5

Water	4.9

Tobacco Settlement	4.1

Education	3.4

Multi-Family Housing	3.1

Airport	2.9

Housing	2.0

Utilities	2.0%

Power	1.5

Nursing Homes	1.2

School District	0.9

Pollution	0.8

Facilities	0.3

Closed-End Funds	0.2

Single Family Housing	0.1

Other Assets, Less Liabilities	1.9

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Issuers Held as of April 30, 2020 (excluding short-term investment) (Unaudited)

1.	New York State Dormitory Authority, Revenue Bonds, 0.50%–4.625%, due 7/1/36–7/1/53

2.	Metropolitan Transportation Authority, Green Bond, Revenue Bonds, 4.00%–5.00%, due 11/15/42–11/15/52

3.	New York State Dormitory Authority, Personal Income Tax, Revenue Bonds, 4.00%, due 2/15/47

4.	Oneida County Local Development Corp., Mohawk Valley Health System Project, Revenue Bonds, 3.00%–4.00%, due 12/1/32–12/1/49

5.	Hudson Yards Infrastructure Corp., Revenue Bonds, 4.00%–5.75%, due 2/15/42–2/15/47
6.	Suffolk County NY, Public Improvement, Limited General Obligation, 3.00%–3.25%, due 10/15/32–6/1/37

7.	City of New York, Unlimited General Obligation, 4.00%, due 8/1/44–3/1/50

8.	New York State Dormitory Authority, Fordham University, Revenue Bonds, 4.00%–5.00%, due 7/1/41–7/1/50

9.	Puerto Rico Sales Tax Financing Corp., Revenue Bonds, 5.00%, due 7/1/58

10.	New York State Thruway Authority, General Revenue Junior Indebtedness Obligation, Revenue Bonds, 4.00%, due 1/1/50

8	MainStay MacKay New York Tax Free Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer and Frances Lewis of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay New York Tax Free Opportunities Fund perform relative to its benchmark and peer group during the six months ended April 30, 2020?

For the six months ended April 30, 2020, Class I shares of MainStay MacKay New York Tax Free Opportunities Fund returned –3.68%, underperforming the –2.01% return of the Fund’s primary benchmark, the Bloomberg Barclays New York Municipal Bond Index. Over the same period, Class I shares outperformed the –3.83% return of the Morningstar Muni New York Long Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund underperformed the Bloomberg Barclays New York Municipal Bond Index largely due to unfavorable security selections in the education and special tax sectors. Other detractors from relative performance included the Fund’s allocations to U.S. territories and non-investment-grade bonds, both of which are not included in the benchmark.

During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?

The rapid expansion of the COVID-19 pandemic in March 2020 resulted in a significant risk-off reaction in global financial markets. The municipal bond market’s response to the crisis reflected the significant disruption the virus caused to our economy and the financial markets. In March and April, municipal volatility surged and credit spreads widened. The extreme volatility in the municipal market was primarily due to a liquidity squeeze exacerbated by a sharp repricing of credit risk. Market technical conditions were upended as investors in municipal bond mutual funds and exchange-traded funds sought to exit a market that offered little liquidity, resulting in severe price declines. During this time, yields of variable-rate demand notes spiked to over 9% and the new-issue market was shut down. Credit spreads2 widened as market participants attempted to discount the impact of an abrupt shutdown of the U.S. economy. Notably, high-yield municipal bonds experienced extreme price swings exceeding 10 points in a day for some bonds. (A point represents one percent of a bond’s face value.) In our view, leveraged open-end mutual funds that were ill-prepared to meet shareholder redemptions contributed to municipal market volatility as they resorted to forced sales.

The pandemic produced a significant credit shift in the municipal market. With mandatory stay-at-home requirements and the closing of large segments of the economy, including travel, leisure and retail, the economic conditions of state and local governments and related entities came into question. Fortunately, the municipal market’s credit condition at the start of 2020 was at an all-time high as state governments accumulated large reserves due to record tax revenues in the wake of the Great Recession of 2007–2009. Nevertheless, as of the end of the reporting period, we believe that several municipal “front-line” sectors, including infrastructure, hospitals, state and local governments, and higher education, are likely to be the sectors most immediately impacted by the pandemic-related economic slowdown. We expect the magnitude of the impact to be a function of the duration and the severity of the crisis, as well as the specific geographic location of the credits.

During the reporting period, the MacKay Shields municipal bond management team increased the Fund’s overall credit quality and added additional liquidity and cash reserves as credit spreads continued to narrow. While many mutual funds scrambled to meet liquidity needs during March, the Fund had ample internal liquidity and the team was able to invest in credits that had dramatically repriced lower due to industry outflows.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

During the reporting period, the Fund used U.S. Treasury futures to maintain a neutral duration3 relative to the Bloomberg Barclays New York Municipal Bond Index. The hedge did not have a material impact on performance.

What was the Fund’s duration strategy during the reporting period?

The Fund’s duration was targeted to remain in a neutral range relative to the municipal bonds in which the Fund can invest, as outlined in its prospectus. In addition to investment-grade New York municipal bonds, the Fund may also invest in bonds of U.S. territories (Puerto Rico, Guam and the U.S. Virgin Islands) and up to 20% of net assets in municipal securities rated below investment grade. As of April 30, 2020, the Fund’s modified duration to worst4 was 6.95 years while the benchmark’s modified duration to worst was 4.73 years.

1	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

4.

Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

9

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, the strongest positive contributions to performance relative to the Bloomberg Barclays New York Municipal Bond Index came from the Fund’s underweight exposure and favorable stock selection in the transportation sector. (Contributions take weightings and total returns into account.) Positions in the local general obligation and pollution control revenue/industrial development revenue sector also positively contributed to relative performance. Conversely, selection in the education and special tax sectors undermined relative performance, as did overweight exposure and selection in the hospital sector. From a credit quality perspective, an allocation to bonds rated BBB5 and below weakened relative performance. Other detractors from performance relative to the benchmark included the Fund’s exposure to Puerto Rico and Guam bonds, and overweight exposure to bonds maturing in 25 years and longer.

What were some of the Fund’s largest purchases and sales during the reporting period?

The Fund remains focused on diversification and liquidity, so no individual transaction was considered significant.

How did the Fund’s sector weighting change during the reporting period?

Although there were no material changes in the Fund’s sector exposure during the reporting period, the Fund did increase its exposure to the education, special tax, and water/sewer sectors. Conversely, the Fund decreased its sector exposure to housing, hospital, and other revenue. Across maturities, the Fund increased its exposure to 25-to-30-year bonds, while decreasing exposure to bonds maturing in less than one year. From a credit rating perspective, the Fund increased its exposure to bonds rated A6 while decreasing its exposure to securities rated BBB.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2020, the Fund held overweight exposure relative to the Bloomberg Barclays New York Municipal Bond Index in the education and hospital sectors, and underweight exposure to the special tax and water/sewer sectors. In addition, the Fund held overweight positions in bonds rated BBB and lower, and underweight positions to bonds rated AA.7

5.

An obligation rated ‘BBB’ by Standard & Poor’s (“S&P”) is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

6

An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

7

An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay New York Tax Free Opportunities Fund

Portfolio of Investments April 30, 2020 (Unaudited)

	Principal Amount	Value
Municipal Bonds 97.9%† Long-Term Municipal Bonds 96.0%
Airport 2.9%
Albany County Airport Authority, Revenue Bonds
4.00%, due 12/15/44	$835,000	$898,351
Series A 5.00%, due 12/15/43	1,750,000	2,027,847
Series A 5.00%, due 12/15/48	2,585,000	2,976,421
Antonio B Won Pat International Airport Authority, Guam Airport, Revenue Bonds Series C, Insured: AGM 6.00%, due 10/1/34 (a)	1,000,000	1,082,660
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds (a)
Series A, Insured: AGM 4.00%, due 7/1/46	5,000,000	5,009,700
Series A 5.00%, due 7/1/41	1,000,000	1,020,990
Series A 5.25%, due 1/1/50	2,000,000	2,044,780
Niagara Frontier Transportation Authority, Buffalo Niagara International Airport, Revenue Bonds (a)
Series A 5.00%, due 4/1/23	225,000	245,459
Series A 5.00%, due 4/1/24	490,000	547,521
Series A 5.00%, due 4/1/27	610,000	673,843
Series A 5.00%, due 4/1/29	925,000	1,082,648
Series A 5.00%, due 4/1/30	375,000	450,623
Series A 5.00%, due 4/1/31	350,000	418,747
Series A 5.00%, due 4/1/32	400,000	475,344
Series A 5.00%, due 4/1/34	450,000	528,745
Series A 5.00%, due 4/1/35	400,000	467,204
Series A 5.00%, due 4/1/36	600,000	697,698
Series A 5.00%, due 4/1/38	375,000	433,174
Ogdensburg Bridge & Port Authority, Revenue Bonds 5.75%, due 7/1/47 (a)(b)	2,295,000	2,178,001

		23,259,756

	Principal Amount	Value
Development 7.5%
Buffalo & Erie County Industrial Land Development Corp., Buffalo State College Foundation Housing, Revenue Bonds Series A 5.375%, due 10/1/41	$855,000	$889,610
Build NYC Resource Corp., Pratt Paper, Inc. Project, Revenue Bonds 5.00%, due 1/1/35 (a)(b)	4,305,000	4,383,050
Build NYC Resource Corp., YMCA of Greater New York, Revenue Bonds
5.00%, due 8/1/32	1,000,000	1,094,520
5.00%, due 8/1/42	1,000,000	1,094,520
Dobbs Ferry Local Development Corp., Mercy College Project, Revenue Bonds 5.00%, due 7/1/39	1,000,000	1,126,110
Dutchess County Local Development Corp., Revenue Bonds Series A 5.00%, due 7/1/34	500,000	583,035
New York City Industrial Development Agency, Revenue Bonds Series A 5.00%, due 7/1/28 (a)	1,500,000	1,518,675
New York City, Trust for Cultural Resource, Alvin Ailey Dance Foundation, Revenue Bonds Series A 4.00%, due 7/1/46	1,515,000	1,594,507
New York Liberty Development Corp., Bank of America Tower at One Bryant Park Project, Revenue Bonds
Class 1 2.45%, due 9/15/69	4,085,000	3,825,766
Class 3 2.80%, due 9/15/69	10,000,000	9,299,800
New York Liberty Development Corp., Goldman Sachs Headquarters, Revenue Bonds 5.50%, due 10/1/37	700,000	898,282
New York Liberty Development Corp., World Trade Center, Revenue Bonds
Class 2 5.00%, due 9/15/43	1,040,000	1,098,656
Class 3 5.00%, due 3/15/44	1,500,000	1,584,795
Class 2 5.375%, due 11/15/40 (b)	1,500,000	1,480,695
Class 3 7.25%, due 11/15/44 (b)	2,500,000	2,656,850

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Development (continued)
New York Transportation Development Corp., American Airlines, Inc., Revenue Bonds 5.00%, due 8/1/26 (a)	$6,485,000	$6,348,556
New York Transportation Development Corp., American Airlines-JFK International Airport, Revenue Bonds 5.00%, due 8/1/31 (a)	2,300,000	2,247,974
New York Transportation Development Corp., Delta Air Lines, Inc., Revenue Bonds 5.00%, due 1/1/33 (a)	1,100,000	1,104,092
Port Authority of New York & New Jersey, JFK International Airport, Revenue Bonds
5.50%, due 12/1/31	970,000	975,839
6.00%, due 12/1/36	1,640,000	1,652,038
6.00%, due 12/1/42	8,430,000	8,498,283
6.50%, due 12/1/28	2,065,000	2,083,688
Westchester County Local Development Corp., Pace University, Revenue Bonds Series A 5.50%, due 5/1/42	3,265,000	3,469,683

		59,509,024

Education 3.4%
Albany Capital Resource Corp., Albany Leadership Charter School for Girls Project, Revenue Bonds 5.00%, due 6/1/49	2,380,000	2,113,892
Albany Industrial Development Agency, Brighter Choice Charter School, Revenue Bonds
Series A 5.00%, due 4/1/27	1,375,000	1,375,027
Series A 5.00%, due 4/1/37	1,000,000	913,360
Buffalo & Erie County Industrial Land Development Corp., Tapestry Charter School Project, Revenue Bonds 5.00%, due 8/1/52	3,995,000	3,537,413
Build NYC Resource Corp., Inwood Academy Leadership Charter School Project, Revenue Bonds (b)
Series A 5.125%, due 5/1/38	800,000	761,616
Series A 5.50%, due 5/1/48	1,500,000	1,440,060

	Principal Amount	Value
Education (continued)
Build NYC Resource Corp., Metropolitan Lighthouse Charter School Project, Revenue Bonds (b)
Series A 5.00%, due 6/1/47	$3,100,000	$2,874,692
Series A 5.00%, due 6/1/52	1,500,000	1,372,785
Build NYC Resource Corp., Revenue Bonds
Series A 5.00%, due 6/1/32 (b)	1,000,000	1,005,880
Series A 5.00%, due 6/1/37 (b)	1,500,000	1,454,700
5.00%, due 7/1/45	1,120,000	1,203,362
New York State Dormitory Authority, Brooklyn Law School, Revenue Bonds Series A 5.00%, due 7/1/33	1,650,000	1,807,426
New York State Dormitory Authority, Revenue Bonds Insured: AMBAC 4.625%, due 7/1/36	200,000	163,684
Rensselaer NY, City School District, Certificates of Participation
Insured: AGM 4.00%, due 6/1/34	650,000	711,600
Insured: AGM 4.00%, due 6/1/35	850,000	926,891
Riverhead Industrial Development Agency, Revenue Bonds
7.00%, due 8/1/43	925,000	981,638
7.00%, due 8/1/48	665,000	704,395
Syracuse Industrial Development Agency, Revenue Bonds Insured: State Aid Withholding Series A 3.25%, due 5/1/34	1,000,000	1,040,180
Syracuse Industrial Development Agency, Syracuse City School District Project, Revenue Bonds Series A 4.00%, due 5/1/36	1,500,000	1,703,190
Yonkers Economic Development Corp., Charter School of Educational Excellence Project, Revenue Bonds
Series A 4.00%, due 10/15/29	200,000	195,682
Series A 5.00%, due 10/15/39	420,000	407,287
Series A 5.00%, due 10/15/49	640,000	597,094

		27,291,854

12	MainStay MacKay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Facilities 0.3%
Build NYC Resource Corp., Royal Charter Properties, Revenue Bonds Insured: AGM 4.75%, due 12/15/32	$2,000,000	$2,104,380

General 14.7%
Battery Park City Authority, Revenue Bonds Series A 4.00%, due 11/1/44	4,355,000	4,857,611
Build NYC Resource Corp., Bronx Charter School for Excellence, Revenue Bonds Series A 5.50%, due 4/1/43	1,160,000	1,180,219
GDB Debt Recovery Authority of Puerto Rico, Revenue Bonds 7.50%, due 8/20/40	1,221,027	747,879
Guam Government, Business Privilege Tax, Revenue Bonds
Series D 4.00%, due 11/15/39	545,000	443,308
Series B-1 5.00%, due 1/1/32	1,070,000	1,072,129
Hudson Yards Infrastructure Corp., Revenue Bonds
Series A 4.00%, due 2/15/44	4,000,000	4,238,800
Series A 5.00%, due 2/15/42	7,500,000	8,583,750
5.25%, due 2/15/47	1,400,000	1,441,184
5.75%, due 2/15/47	1,570,000	1,627,047
New York City Industrial Development Agency, Pilot-Queens Baseball Stadium, Revenue Bonds Insured: AMBAC 5.00%, due 1/1/46	2,300,000	2,276,954
New York City Industrial Development Agency, Queens Baseball Stadium, Revenue Bonds
Insured: AMBAC 5.00%, due 1/1/31	465,000	459,508
Insured: AMBAC 5.00%, due 1/1/36	1,780,000	1,759,655
Insured: AMBAC 5.00%, due 1/1/39	560,000	553,840
Insured: AGC 6.375%, due 1/1/39	500,000	501,930
New York City Industrial Development Agency, United Jewish Appeal, Revenue Bonds 5.00%, due 7/1/34	1,000,000	1,064,380

	Principal Amount	Value
General (continued)
New York City Industrial Development Agency, Yankee Stadium, Revenue Bonds
Insured: AGC (zero coupon), due 3/1/40	$380,000	$187,477
Insured: AGC (zero coupon), due 3/1/44	1,065,000	436,331
Insured: AGC (zero coupon), due 3/1/45	200,000	78,422
Insured: AGC (zero coupon), due 3/1/46	3,800,000	1,425,836
Insured: AGC (zero coupon), due 3/1/47	1,115,000	400,541
New York City Transitional Finance Authority, Building Aid, Revenue Bonds
Insured: State Aid Withholding Series S-1 4.00%, due 7/15/36	1,500,000	1,640,490
Insured: State Aid Withholding Series S-3 4.00%, due 7/15/46	2,905,000	3,136,790
Insured: State Aid Withholding Series S-3 5.00%, due 7/15/43	2,500,000	2,880,850
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds Series C-1 4.00%, due 11/1/42	7,000,000	7,538,580
New York City Trust for Cultural Resources, American Museum of National History, Revenue Bonds Series A 5.00%, due 7/1/41	1,000,000	1,139,020
New York City Trust For Cultural Resources, The Museum of Modern Art, Revenue Bonds 4.00%, due 4/1/30	1,200,000	1,338,720
New York Convention Center Development Corp., Hotel Unit Fee, Revenue Bonds Series A (zero coupon), due 11/15/47	6,500,000	2,370,290
New York Convention Center Development Corp., Revenue Bonds 5.00%, due 11/15/40	1,620,000	1,688,785
New York Liberty Development Corp., World Trade Center, Revenue Bonds 5.75%, due 11/15/51	1,500,000	1,567,395
New York State Dormitory Authority, Personal Income Tax, Revenue Bonds Series D 4.00%, due 2/15/47	15,500,000	16,624,990

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General (continued)
New York State Urban Development Corp., Bidding Group 3, Revenue Bonds Series A 4.00%, due 3/15/44	$11,320,000	$12,245,410
Puerto Rico Convention Center District Authority, Revenue Bonds Series A, Insured: AGC 4.50%, due 7/1/36	400,000	392,744
Puerto Rico Municipal Finance Agency, Revenue Bonds Series C, Insured: AGC 5.25%, due 8/1/23	100,000	105,817
Puerto Rico Sales Tax Financing Corp., Revenue Bonds Series A-1 5.00%, due 7/1/58	15,434,000	14,501,323
Schenectady Metroplex Development Authority, Revenue Bonds Series A, Insured: AGM 5.50%, due 8/1/33	1,000,000	1,132,530
Territory of Guam, Hotel Occupancy Tax, Revenue Bonds Series A 6.00%, due 11/1/26	3,000,000	2,978,850
Territory of Guam, Revenue Bonds
Series A 5.125%, due 1/1/42	3,100,000	2,994,507
Series A 6.50%, due 11/1/40	2,500,000	2,444,325
Territory of Guam, Section 30, Revenue Bonds Series A 5.00%, due 12/1/36	1,020,000	997,091
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds
Series A-1 5.00%, due 10/1/24	1,000,000	950,660
Series A 5.00%, due 10/1/25	410,000	384,912
Series A 6.625%, due 10/1/29	775,000	739,985
Series A 6.75%, due 10/1/37	1,630,000	1,537,840
Subseries A 6.00%, due 10/1/39	655,000	593,640
Virgin Islands Public Finance Authority, Revenue Bonds Series A, Insured: AGM 5.00%, due 10/1/32	1,415,000	1,515,663

		116,778,008

	Principal Amount	Value
General Obligation 11.2%
Buffalo NY, Limited General Obligation
Series A 5.00%, due 4/1/27	$500,000	$604,770
Series A 5.00%, due 4/1/28	400,000	481,544
City of Albany NY, Limited General Obligation Insured: BAM 4.00%, due 6/15/20	1,000,000	1,003,750
City of New York NY, Unlimited General Obligation Series B-1 4.00%, due 10/1/41	500,000	530,420
City of New York, Unlimited General Obligation
Series D-1 4.00%, due 3/1/50	5,440,000	5,789,629
Subseries A-1 4.00%, due 8/1/44	8,930,000	9,524,738
City of Newburgh NY, Limited General Obligation
Series A, Insured: AGM 3.50%, due 7/15/36	725,000	736,498
Series A 5.50%, due 6/15/31	500,000	549,825
City of Ogdensburg NY, Public Improvement, Limited General Obligation
5.50%, due 4/15/23	40,000	42,462
5.50%, due 4/15/24	45,000	48,336
5.50%, due 4/15/26	50,000	54,067
5.50%, due 4/15/28	55,000	58,948
City of Plattsburgh NY, Limited General Obligation
Series B, Insured: AGM 5.00%, due 9/15/21	450,000	474,129
Series B, Insured: AGM 5.00%, due 9/15/22	455,000	495,281
Series B, Insured: AGM 5.00%, due 9/15/24	510,000	587,030
Series B, Insured: AGM 5.00%, due 9/15/25	470,000	555,296
Series B, Insured: AGM 5.00%, due 9/15/26	395,000	478,420
City of Poughkeepsie NY, Limited General Obligation 5.00%, due 6/1/31	600,000	611,646
City of Yonkers NY, Limited General Obligation
Series A, Insured: BAM 4.00%, due 9/1/31	1,500,000	1,686,555

14	MainStay MacKay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
City of Yonkers NY, Limited General Obligation (continued)
Series A, Insured: BAM 4.00%, due 5/1/35	$1,550,000	$1,748,725
Series A, Insured: BAM 4.00%, due 5/1/36	1,700,000	1,899,597
Series A, Insured: BAM 4.00%, due 5/1/37	2,000,000	2,217,660
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Insured: NATL-RE 5.00%, due 7/1/28	150,000	150,506
Series A, Insured: AGM 5.00%, due 7/1/35	835,000	842,682
Insured: AGM 5.25%, due 7/1/20	375,000	376,324
Series A, Insured: AGM 5.375%, due 7/1/25	340,000	350,095
County of Clinton, Limited General Obligation Insured: AGM 4.00%, due 6/1/38 (a)	1,500,000	1,576,005
County of Dutchess NY, Limited General Obligation 2.00%, due 3/15/31	1,835,000	1,769,509
County of Nassau NY, Limited General Obligation
Series A 4.00%, due 4/1/27	1,000,000	1,030,380
Series B, Insured: AGM 5.00%, due 4/1/49	10,000,000	11,960,100
County of Rockland NY, Limited General Obligation
Insured: AGM 4.00%, due 5/1/44	915,000	978,483
Insured: AGM 4.00%, due 5/1/45	950,000	1,014,049
Insured: AGM 4.00%, due 5/1/46	985,000	1,050,108
Insured: AGM 4.00%, due 5/1/48	1,065,000	1,133,895
Insured: BAM 5.00%, due 6/1/24	500,000	573,175
Insured: BAM 5.00%, due 6/1/25	560,000	659,322
Insured: BAM 5.00%, due 6/1/26	550,000	663,399
Glens Falls NY, Limited General Obligation
Insured: AGM 4.00%, due 1/15/31	500,000	552,515

	Principal Amount	Value
General Obligation (continued)
Glens Falls NY, Limited General Obligation (continued)
Insured: AGM 4.00%, due 1/15/32	$315,000	$344,950
Insured: AGM 4.00%, due 1/15/33	250,000	271,092
Onondaga County NY, Limited General Obligation
3.00%, due 6/1/39	2,150,000	2,158,707
3.25%, due 4/15/34	1,250,000	1,292,100
Puerto Rico Municipal Finance Agency, Revenue Bonds Series A, Insured: AGM 4.75%, due 8/1/22	1,420,000	1,424,132
Suffolk County NY, Limited General Obligation Series A, Insured: BAM 4.00%, due 4/1/33	2,190,000	2,452,625
Suffolk County NY, Public Improvement, Limited General Obligation
Series B, Insured: AGM 3.00%, due 10/15/32	5,480,000	5,747,205
Series B, Insured: AGM 3.00%, due 10/15/33	2,400,000	2,505,912
Series B, Insured: AGM 3.00%, due 10/15/34	5,740,000	5,972,814
Series A, Insured: AGM 3.25%, due 6/1/36	715,000	745,030
Series A, Insured: AGM 3.25%, due 6/1/37	725,000	753,529
Town of Oyster Bay NY, Limited General Obligation Insured: AGM 4.00%, due 8/1/30	365,000	375,789
Town of Oyster Bay NY, Public Improvement Project, Limited General Obligation
4.00%, due 2/15/26	3,440,000	3,581,178
Series A, Insured: BAM 5.00%, due 1/15/28	500,000	552,660
Village of Valley Stream NY, Limited General Obligation
Insured: BAM 4.00%, due 4/1/33	490,000	530,851
Insured: BAM 4.00%, due 4/1/34	510,000	550,907
Insured: BAM 4.00%, due 4/1/35	530,000	570,964
Insured: BAM 4.00%, due 4/1/36	550,000	589,996
Insured: BAM 4.00%, due 4/1/37	570,000	608,954

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds
Series A 5.00%, due 10/1/32	$1,000,000	$885,540
Series A, Insured: AGM 5.00%, due 10/1/32	1,200,000	1,285,368
Virgin Islands Public Finance Authority, Revenue Bonds Series A 5.00%, due 10/1/29	1,000,000	904,250

		88,964,426

Higher Education 14.1%
Build NYC Resource Corp., Manhattan College Project, Revenue Bonds
4.00%, due 8/1/42	1,500,000	1,564,170
5.00%, due 8/1/47	240,000	266,938
Build NYC Resource Corp., Metropolitan College of New York, Revenue Bonds 5.50%, due 11/1/44	2,500,000	2,544,700
Build NYC Resource Corp., New York Law School Project, Revenue Bonds
5.00%, due 7/1/30	3,865,000	3,978,747
5.00%, due 7/1/33	1,520,000	1,539,441
5.00%, due 7/1/41	1,050,000	1,031,425
City of Amherst NY, Daemen College Project, Revenue Bonds
4.00%, due 10/1/37	1,000,000	922,980
5.00%, due 10/1/43	2,000,000	2,005,960
5.00%, due 10/1/48	2,000,000	1,997,520
County of Cattaraugus NY, St. Bonaventure University, Revenue Bonds 5.00%, due 5/1/44	1,200,000	1,224,036
Dutchess County Industrial Development Agency, Bard College Civic Facility, Revenue Bonds Series A-1 5.00%, due 8/1/46	555,000	447,813
Dutchess County Local Development Corp., Culinary Institute of America Project, Revenue Bonds
Series A-1 5.00%, due 7/1/31	375,000	400,594
5.00%, due 7/1/33	700,000	738,297
Dutchess County Local Development Corp., Marist College Project, Revenue Bonds
Series A 5.00%, due 7/1/39	1,000,000	1,060,150
5.00%, due 7/1/43	2,000,000	2,270,960
5.00%, due 7/1/48	4,000,000	4,512,440

	Principal Amount	Value
Higher Education (continued)
Hempstead Town Local Development Corp., Molloy College Project, Revenue Bonds
5.00%, due 7/1/38	$870,000	$926,141
5.00%, due 7/1/43	1,020,000	1,069,592
5.00%, due 7/1/48	1,100,000	1,149,170
Madison County Capital Resource Corp., Colgate University Project, Revenue Bonds Series A 5.00%, due 7/1/29	1,000,000	1,093,300
Monroe County Industrial Development Corp., St. John Fisher College, Revenue Bonds Series A 5.00%, due 6/1/24	330,000	339,478
Monroe County Industrial Development Corp., University of Rochester Project, Revenue Bonds
Series C 4.00%, due 7/1/43	3,000,000	3,192,540
Series D 4.00%, due 7/1/43	2,470,000	2,628,525
Monroe County NY Industrial Development Corp., Rochester General Hospital, Revenue Bonds 4.00%, due 10/1/47	1,695,000	1,508,906
New York City of Albany Capital Resource Corp., Albany College of Pharmacy & Health Sciences Project, Revenue Bonds Series A 5.00%, due 12/1/33	150,000	155,729
New York State Dormitory Authority, Cornell University, Revenue Bonds Series A 5.00%, due 7/1/40	11,400,000	11,479,914
New York State Dormitory Authority, Culinary Institute of America, Revenue Bonds 6.00%, due 7/1/38	1,500,000	1,506,090
New York State Dormitory Authority, Fordham University, Revenue Bonds
4.00%, due 7/1/50	13,330,000	13,823,876
Series A 5.00%, due 7/1/41	1,075,000	1,191,992
New York State Dormitory Authority, New York University, Revenue Bonds
Series A 4.00%, due 7/1/43	2,950,000	3,125,466
Series A 4.00%, due 7/1/45	5,800,000	6,269,394

16	MainStay MacKay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Higher Education (continued)
New York State Dormitory Authority, Pace University, Revenue Bonds
Series A 4.00%, due 5/1/33	$400,000	$403,580
Series A 4.25%, due 5/1/42	450,000	452,223
New York State Dormitory Authority, Rockefeller University, Revenue Bonds Series C 4.00%, due 7/1/49	4,305,000	4,726,804
New York State Dormitory Authority, The New School, Revenue Bonds
Series A 5.00%, due 7/1/35	210,000	231,550
6.00%, due 7/1/50	1,500,000	1,512,660
New York State Dormitory Authority, Touro College & University System, Revenue Bonds 5.00%, due 1/1/42	5,000,000	5,030,450
Oneida County Local Development Corp., Utica College Project, Revenue Bonds 5.00%, due 7/1/49	3,250,000	3,234,725
Onondaga County Trust Cultural Resource Revenue, Syracuse University Project, Revenue Bonds
4.00%, due 12/1/41	5,165,000	5,650,458
4.00%, due 12/1/47	4,000,000	4,327,880
4.00%, due 12/1/49	2,000,000	2,160,040
Orange County Funding Corp., Mount St. Mary College, Revenue Bonds Series A 5.00%, due 7/1/42	1,000,000	1,007,710
St. Lawrence County Industrial Development Agency, Civic Development Corp., St. Lawrence University, Revenue Bonds Series A 4.00%, due 7/1/43	3,000,000	3,106,470
St. Lawrence County Industrial Development Agency, Clarkson University Project, Revenue Bonds
5.00%, due 9/1/47	2,975,000	3,177,062
5.375%, due 9/1/41	200,000	204,640
Troy Capital Resource Corp., Rensselaer Polytechnic Institute, Revenue Bonds 5.00%, due 8/1/32	1,000,000	1,123,450

		112,315,986

	Principal Amount	Value
Housing 2.0%
Albany Capital Resource Corp., Empire Commons Student Housing, Inc. Project, Revenue Bonds
Series A 5.00%, due 5/1/29	$600,000	$665,178
Series A 5.00%, due 5/1/30	350,000	385,655
Series A 5.00%, due 5/1/31	200,000	219,482
City of Amherst NY, UBF Faculty-Student Housing Corp., Revenue Bonds Series S, Insured: AGM 5.00%, due 10/1/45	2,000,000	2,330,820
New York City Housing Development Corp., College of Staten Island Residences, Revenue Bonds Series A, Insured: AGM 3.25%, due 7/1/27	2,950,000	3,041,244
New York State Dormitory Authority, New York University Dormitory Facilities, Revenue Bonds 4.00%, due 7/1/49	3,050,000	3,117,923
New York State Dormitory Authority, University Facilities, Revenue Bonds Series A 5.00%, due 7/1/43	1,500,000	1,737,180
Onondaga Civic Development Corp., Onondaga Community College, Revenue Bonds
5.00%, due 10/1/20	115,000	116,835
5.00%, due 10/1/22	325,000	337,652
5.00%, due 10/1/24	400,000	424,296
5.00%, due 10/1/25	250,000	267,163
Westchester County Local Development Corp., Purchase Housing Corp. II Project, Revenue Bonds
5.00%, due 6/1/29	185,000	204,778
5.00%, due 6/1/30	330,000	362,314
5.00%, due 6/1/31	320,000	348,608
5.00%, due 6/1/37	1,000,000	1,058,130
Westchester County Local Development Corp., Revenue Bonds 5.00%, due 6/1/42	1,000,000	1,048,180

		15,665,438

Medical 10.3%
Build NYC Resource Corp., The Children’s Aid Society Project, Revenue Bonds
4.00%, due 7/1/44	600,000	666,462
4.00%, due 7/1/49	1,300,000	1,436,227

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Medical (continued)
Dutchess County Local Development Corp., Health Quest Systems, Inc., Revenue Bonds Series B 5.00%, due 7/1/46	$6,000,000	$6,484,800
Jefferson County Civic Facility Development Corp., Samaritan Medical Center Project, Revenue Bonds
4.00%, due 11/1/31	2,705,000	2,840,331
Series A 4.00%, due 11/1/47	880,000	756,562
Monroe County Industrial Development Corp., Rochester General Hospital, Revenue Bonds
4.00%, due 12/1/37	1,000,000	1,049,030
Series A 5.00%, due 12/1/32	540,000	570,753
Series A 5.00%, due 12/1/42	1,000,000	1,044,410
Nassau County Local Economic Assistance Corp., Catholic Health Services of Long Island, Revenue Bonds 5.00%, due 7/1/34	250,000	271,608
New York State Dormitory Authority, Catholic Health System Obligation Group, Revenue Bonds
Series A 4.00%, due 7/1/45	3,490,000	3,553,378
Series A 5.00%, due 7/1/32	600,000	630,546
Series B 5.00%, due 7/1/32	390,000	409,855
New York State Dormitory Authority, Memorial Sloan-Kettering Cancer Center, Revenue Bonds 4.00%, due 7/1/38	8,500,000	9,324,500
New York State Dormitory Authority, Montefiore Obligated Group, Revenue Bonds
Series A 4.00%, due 8/1/36	5,750,000	5,696,870
Series A 4.00%, due 8/1/37	2,750,000	2,718,265
New York State Dormitory Authority, Mount Sinai Hospital Groups, Inc., Revenue Bonds Series A 5.00%, due 7/1/26	2,145,000	2,159,693

	Principal Amount	Value
Medical (continued)
New York State Dormitory Authority, North Shore Long Island Jewish Obligated Group, Revenue Bonds Series B 5.00%, due 5/1/39	$1,500,000	$1,556,865
New York State Dormitory Authority, Northwell Health Obligated Group, Revenue Bonds Series B-3 5.00%, due 5/1/48 (c)	5,000,000	5,724,150
New York State Dormitory Authority, NYU Langone Hospital, Revenue Bonds 4.00%, due 7/1/40	1,000,000	1,035,460
New York State Dormitory Authority, Orange Regional Medical Center, Revenue Bonds (b)
5.00%, due 12/1/32	800,000	885,424
5.00%, due 12/1/34	3,500,000	3,858,750
5.00%, due 12/1/35	100,000	107,296
New York State Dormitory Authority, Revenue Bonds
Series A 4.00%, due 7/1/50	4,700,000	4,753,627
Series A 4.00%, due 7/1/53	7,800,000	7,869,420
Oneida County Local Development Corp., Mohawk Valley Health System Project, Revenue Bonds
Series A, Insured: AGM 3.00%, due 12/1/44	4,150,000	3,789,946
Series A, Insured: AGM 4.00%, due 12/1/32	1,000,000	1,109,460
Series A, Insured: AGM 4.00%, due 12/1/33	1,255,000	1,385,620
Series A, Insured: AGM 4.00%, due 12/1/34	1,585,000	1,742,391
Series A, Insured: AGM 4.00%, due 12/1/36	1,650,000	1,797,378
Series A, Insured: AGM 4.00%, due 12/1/37	1,155,000	1,253,718
Series A, Insured: AGM 4.00%, due 12/1/38	1,000,000	1,081,960
Series A, Insured: AGM 4.00%, due 12/1/49	4,000,000	4,238,080
Suffolk County Economic Development Corp., Catholic Health Services of Long Island, Revenue Bonds Series C 5.00%, due 7/1/33	250,000	272,585

		82,075,420

18	MainStay MacKay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Multi-Family Housing 3.0%
New York City Housing Development Corp., Revenue Bonds Series L-2-A 4.00%, due 5/1/44	$5,000,000	$5,075,050
New York City NY, Housing Development Corp., 8 Spruce Street Multifamily Mortgage, Revenue Bonds Series D 3.00%, due 2/15/48	7,900,000	8,046,545
New York City NY, Housing Development Corp., Multifamily, Sustainable Neighborhood, Revenue Bonds
Series E-1-A 3.40%, due 11/1/47	3,000,000	3,048,540
Series G-1 3.70%, due 11/1/47	1,000,000	1,025,100
Series I-1 4.05%, due 11/1/41	1,000,000	1,038,020
Series I-1 4.15%, due 11/1/46	3,250,000	3,368,592
New York City NY, Housing Development Corp., Revenue Bonds
Series G-1 3.85%, due 11/1/45	595,000	611,874
Series A 5.00%, due 7/1/23	1,300,000	1,448,135
Rensselaer NY Housing Authority, Van Rensselaer & Renwyck Apartments, Revenue Bonds 5.00%, due 12/1/47	175,000	193,979

		23,855,835

Nursing Homes 1.2%
Brookhaven NY Local Development Corp., Jefferson’s Ferry Project, Revenue Bonds 5.25%, due 11/1/36	1,130,000	1,169,211
Monroe County Industrial Development Corp., St. Ann’s Community Project, Revenue Bonds
5.00%, due 1/1/40	2,500,000	2,164,175
5.00%, due 1/1/50	3,000,000	2,448,180
Southold Local Development Corp., Peconic Landing, Inc. Project, Revenue Bonds 5.00%, due 12/1/45	1,625,000	1,435,021
Suffolk County Economic Development Corp., Peconic Landing Southold, Revenue Bonds
Series A 5.00%, due 12/1/29	175,000	174,993

	Principal Amount	Value
Nursing Homes (continued)
Suffolk County Economic Development Corp., Peconic Landing Southold, Revenue Bonds (continued)
Series A 5.00%, due 12/1/34	$165,000	$155,806
Series A 5.00%, due 12/1/40	175,000	159,080
Tompkins County Development Corp., Kendal at Ithaca, Inc. Project, Revenue Bonds 5.00%, due 7/1/44	690,000	692,008
Westchester County Local Development Corp., Miriam Osborn Memorial Home Association, Revenue Bonds
5.00%, due 7/1/27	270,000	292,591
5.00%, due 7/1/28	270,000	291,139
5.00%, due 7/1/29	100,000	107,667
5.00%, due 7/1/34	200,000	211,228

		9,301,099

Pollution 0.8%
Development Authority of the North Country, Solid Waste Management System, Revenue Bonds
Insured: AGM 3.25%, due 9/1/39	550,000	562,133
Insured: AGM 3.25%, due 9/1/40	570,000	581,018
Insured: AGM 3.25%, due 9/1/42	610,000	618,662
Insured: AGM 3.25%, due 9/1/43	630,000	641,409
Insured: AGM 3.25%, due 9/1/44	650,000	660,823
Insured: AGM 3.375%, due 9/1/38	535,000	556,004
Insured: AGM 3.50%, due 9/1/37	515,000	544,762
Dutchess County Resource Recovery Agency, Solid Waste System, Revenue Bonds (a)
5.00%, due 1/1/25	1,000,000	1,150,800
5.00%, due 1/1/26	1,000,000	1,176,850

		6,492,461

Power 1.0%
Guam Power Authority, Revenue Bonds
Series A 5.00%, due 10/1/33	1,055,000	1,093,339
Series A 5.00%, due 10/1/34	2,000,000	2,023,900

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Power (continued)
Guam Power Authority, Revenue Bonds (continued)
Series A 5.00%, due 10/1/38	$2,700,000	$2,754,837
Series A 5.00%, due 10/1/40	1,250,000	1,267,887
Puerto Rico Electric Power Authority, Revenue Bonds
Series TT, Insured: NATL-RE 5.00%, due 7/1/23	265,000	265,525
Series TT, Insured: NATL-RE 5.00%, due 7/1/26	215,000	215,625

		7,621,113

School District 0.9%
City of Yonkers NY, Unlimited General Obligation Series B, Insured: BAM 4.00%, due 5/1/39	2,000,000	2,212,100
Genesee Valley Central School District at Angelica Belmont, Unlimited General Obligation Insured: AGM 4.00%, due 6/15/30	665,000	692,631
Harrison NY, Central School District, Unlimited General Obligation
Insured: State Aid Withholding 3.50%, due 3/15/44	1,015,000	1,043,065
Insured: State Aid Withholding 3.50%, due 3/15/45	1,055,000	1,082,683
Insured: State Aid Withholding 3.55%, due 3/15/47	1,130,000	1,160,465
Lackawanna School District, Unlimited General Obligation Insured: BAM 4.00%, due 6/15/32	745,000	800,346
Poughkeepsie NY City School District, Unlimited General Obligation Insured: MAC 3.00%, due 5/1/33	400,000	412,720

		7,404,010

Single Family Housing 0.1%
New York Mortgage Agency, Homeowner Mortgage, Revenue Bonds Series 213 4.25%, due 10/1/47	945,000	1,012,218

Tobacco Settlement 4.1%
Chautauqua Tobacco Asset Securitization Corp., Revenue Bonds 5.00%, due 6/1/34	750,000	752,160

	Principal Amount	Value
Tobacco Settlement (continued)
Children’s Trust Fund, Asset-Backed, Revenue Bonds
Series A (zero coupon), due 5/15/50	$2,500,000	$343,325
5.625%, due 5/15/43	2,300,000	2,309,039
Erie County Tobacco Asset Securitization Corp., Revenue Bonds Subseries B (zero coupon), due 6/1/47	18,000,000	2,599,200
Nassau County Tobacco Settlement Corp., Asset-Backed, Revenue Bonds
Series A-3 5.00%, due 6/1/35	750,000	657,817
Series A-3 5.125%, due 6/1/46	4,015,000	3,695,165
New York Counties Tobacco Trust IV, Settlement Pass Through, Revenue Bonds
Series A 5.00%, due 6/1/42	1,000,000	947,640
Series A 5.00%, due 6/1/45	245,000	231,964
New York Counties Tobacco Trust V, Pass Through, Revenue Bonds Series S 1 (zero coupon), due 6/1/38	1,600,000	549,616
New York Counties Tobacco Trust VI, Tobacco Settlement Pass Through, Revenue Bonds Series B 5.00%, due 6/1/30	135,000	142,448
Niagara Tobacco Asset Securitization Corp., Revenue Bonds 5.25%, due 5/15/40	500,000	508,700
Rockland Tobacco Asset Securitization Corp., Asset-Backed, Revenue Bonds Series B (zero coupon), due 8/15/50 (b)	13,000,000	1,549,080
Suffolk Tobacco Asset Securitization Corp., Revenue Bonds
Series B 5.25%, due 6/1/37	840,000	860,177
Series B 6.00%, due 6/1/48	1,000,000	1,000,290
Series C 6.625%, due 6/1/44	5,600,000	5,712,840
TSASC, Inc., Revenue Bonds
Series B 5.00%, due 6/1/22	500,000	517,525
Series A 5.00%, due 6/1/41	2,000,000	2,079,240
Series B 5.00%, due 6/1/48	8,390,000	7,692,455

20	MainStay MacKay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Tobacco Settlement (continued)
Westchester Tobacco Asset Securitization, Revenue Bonds Series B 5.00%, due 6/1/41	$250,000	$255,885

		32,404,566

Transportation 11.9%
Buffalo & Fort Erie Public Bridge Authority, Revenue Bonds 5.00%, due 1/1/42	1,500,000	1,729,380
Metropolitan Transportation Authority, Green Bond, Revenue Bonds
Series C, Insured: AGM 4.00%, due 11/15/47	10,500,000	10,448,865
Series C, Insured: AGM 4.00%, due 11/15/49	3,500,000	3,469,795
Series A-1, Insured: AGM 4.00%, due 11/15/50	2,500,000	2,476,850
Series A-1 4.00%, due 11/15/52	1,460,000	1,269,441
5.00%, due 11/15/42	2,325,000	2,333,719
Metropolitan Transportation Authority, Revenue Bonds
4.00%, due 11/15/42	1,230,000	1,124,257
Series B-1A 5.00%, due 5/15/20	6,385,000	6,383,787
Series B-1C 5.00%, due 5/15/20	800,000	799,848
Series D-1, Insured: BAM 5.00%, due 11/15/33	2,500,000	2,758,650
Series E-1 5.00%, due 11/15/42	685,000	758,021
MTA Hudson Rail Yards Trust Obligations, Revenue Bonds Series A 5.00%, due 11/15/56	7,205,000	7,702,289
New York State Thruway Authority, General Revenue Junior Indebtedness Obligation, Revenue Bonds Series B, Insured: AGM 4.00%, due 1/1/50	13,500,000	14,014,080
New York State Thruway Authority, Revenue Bonds
Series L 4.00%, due 1/1/36	4,000,000	4,227,880
Series N 4.00%, due 1/1/47	5,500,000	5,700,970
Port Authority of Guam, Revenue Bonds (a)
Series B 5.00%, due 7/1/36	625,000	614,481
Series B 5.00%, due 7/1/37	200,000	195,482

	Principal Amount	Value
Transportation (continued)
Port Authority of New York & New Jersey, Consolidated 218th, Revenue Bonds 4.00%, due 11/1/47 (a)	$5,500,000	$5,509,515
Port Authority of New York & New Jersey, Revenue Bonds
Series 214 4.00%, due 9/1/37 (a)	2,955,000	3,036,676
Series 214 4.00%, due 9/1/39 (a)	3,600,000	3,672,144
Series 214 4.00%, due 9/1/43 (a)	1,030,000	1,040,145
Consolidated—Series 190 5.00%, due 5/1/32	295,000	295,897
Series 178 5.00%, due 12/1/38 (a)	1,500,000	1,626,360
Series 207 5.00%, due 9/15/48 (a)	2,500,000	2,756,275
Puerto Rico Highway & Transportation Authority, Revenue Bonds
Insured: AGC 5.00%, due 7/1/23	340,000	342,366
Series N, Insured: NATL-RE 5.25%, due 7/1/32	1,010,000	1,021,706
Triborough Bridge & Tunnel Authority, Revenue Bonds
Series A 4.00%, due 11/15/44	1,105,000	1,189,135
Series B 5.00%, due 11/15/45	2,000,000	2,278,980
Series A 5.00%, due 11/15/49	5,000,000	5,841,600

		94,618,594

Utilities 2.0%
Guam Government, Waterworks Authority, Revenue Bonds
5.25%, due 7/1/33	1,230,000	1,257,589
5.50%, due 7/1/43	1,725,000	1,757,516
Long Island Power Authority, Revenue Bonds
Series A 4.00%, due 9/1/38	2,000,000	2,145,000
5.00%, due 9/1/37	2,000,000	2,333,200
5.00%, due 9/1/38	1,000,000	1,163,250
5.00%, due 9/1/39	1,000,000	1,160,480
5.00%, due 9/1/42	2,000,000	2,275,020
Series A 5.00%, due 9/1/44	2,000,000	2,223,180
Series B 5.00%, due 9/1/45	1,000,000	1,129,950
Series B 5.00%, due 9/1/46	245,000	275,356

		15,720,541

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Water 4.6%
Commonwealth of Puerto Rico, Aqueduct & Sewer Authority, Revenue Bonds Series A 6.00%, due 7/1/44	$510,000	$507,450
Great Neck North, Water Authority, Revenue Bonds
Series A 4.00%, due 1/1/32	250,000	278,893
Series A 4.00%, due 1/1/33	425,000	471,155
Series A 4.00%, due 1/1/34	250,000	276,068
Guam Government, Waterworks Authority, Revenue Bonds
5.00%, due 1/1/46	3,365,000	3,371,898
Series A 5.00%, due 7/1/35	4,000,000	4,061,800
Monroe County Water Authority, Revenue Bonds 5.00%, due 8/1/37	750,000	814,590
New York City Municipal Water Finance Authority, Water & Sewer System, General Resolution, Revenue Bonds 4.00%, due 6/15/42	5,000,000	5,499,200
New York City Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds Subseries FF-1 4.00%, due 6/15/49	3,000,000	3,242,460
New York City Water & Sewer System, Revenue Bonds Series DD 5.00%, due 6/15/34	1,000,000	1,095,110
New York City Water & Sewer System, Second General Resolution, Revenue Bonds Series AA 4.00%, due 6/15/40	3,000,000	3,310,740
Niagara Falls Public Water Authority, Water & Sewer System, Revenue Bonds Series A 5.00%, due 7/15/34	770,000	908,970
Onondaga County Water Authority, Revenue Bonds
Series A 4.00%, due 9/15/34	845,000	978,738
Series A 4.00%, due 9/15/35	600,000	689,364
Series A 4.00%, due 9/15/36	1,375,000	1,571,652

	Principal Amount	Value
Water (continued)
Onondaga County Water Authority, Revenue Bonds (continued)
Series A 4.00%, due 9/15/37	$1,945,000	$2,213,488
Series A 4.00%, due 9/15/39	700,000	790,657
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Revenue Bonds
Series A 5.00%, due 7/1/33	1,085,000	1,033,462
Series A 5.25%, due 7/1/29	1,000,000	977,500
Saratoga County Water Authority, Revenue Bonds 4.00%, due 9/1/48	4,600,000	4,938,192

		37,031,387

Total Long-Term Municipal Bonds (Cost $768,237,131)		763,426,116

Short-Term Municipal Notes 1.9%
General 1.0%
New York State Dormitory Authority, Revenue Bonds Series 2016-XFT910 0.50%, due 3/15/40 (b)(d)	8,000,000	8,000,000

Multi-Family Housing 0.1%
New York State Housing Finance Agency, 160 Madison Avenue, Revenue Bonds Series A 0.11%, due 11/1/46 (d)	1,200,000	1,200,000

Power 0.5%
Puerto Rico Electric Power Authority, Revenue Bonds Series UU, Insured: AGM 1.48%, due 7/1/29 (d)	5,000,000	4,287,500

Water 0.3%
New York City Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds Subseries A-1 0.10%, due 6/15/44 (d)	2,000,000	2,000,000

Total Short-Term Municipal Notes (Cost $15,882,547)		15,487,500

Total Municipal Bonds (Cost $784,119,678)		778,913,616

22	MainStay MacKay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Closed-End Funds 0.2%
New York 0.2%
BlackRock New York Municipal Fund	12,234	$152,288
Eaton Vance New York Municipal Bond Fund	13,241	143,532
Nuveen New York AMT-Free Quality Municipal Income Fund	100,000	1,195,000

Total Closed-End Funds (Cost $1,685,818)		1,490,820

Total Investments (Cost $785,805,496)	98.1%	780,404,436
Other Assets, Less Liabilities	1.9	15,009,230
Net Assets	100.0%	$795,413,666
†	Percentages indicated are based on Fund net assets.

(a)	Interest on these securities was subject to alternative minimum tax.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

(d)

Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.

Futures Contracts

As of April 30, 2020, the Portfolio held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]

Short Contracts
10-Year United States Treasury Note	(161)	June 2020	$(21,367,348)	$(22,389,062)	$(1,021,714)
United States Treasury Long Bond	(14)	June 2020	(2,324,186)	(2,534,438)	(210,252)

Net Unrealized Depreciation					$(1,231,966)

1.	As of April 30, 2020, cash in the amount of $406,000 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2020.

The following abbreviations are used in the preceding pages:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

MAC—Municipal Assurance Corp.

NATL-RE—National Public Finance Guarantee Corp.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2020, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$—	$763,426,116	$—	$763,426,116
Short-Term Municipal Notes	—	15,487,500	—	15,487,500

Total Municipal Bonds	—	778,913,616	—	778,913,616

Closed-End Funds	1,490,820	—	—	1,490,820

Total Investments in Securities	$1,490,820	$778,913,616	$—	$780,404,436

Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$(1,231,966)	$—	$—	$(1,231,966)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

24	MainStay MacKay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2020 (Unaudited)

Assets
Investment in securities, at value (identified cost $785,805,496)	$780,404,436
Cash	959,731
Cash collateral on deposit at broker for futures contracts	406,000
Receivables:
Dividends and interest	10,568,911
Investment securities sold	9,601,279
Fund shares sold	4,201,639
Other assets	22,799

Total assets	806,164,795

Liabilities
Payables:
Investment securities purchased	6,833,172
Fund shares redeemed	2,918,477
Manager (See Note 3)	296,321
NYLIFE Distributors (See Note 3)	143,232
Professional fees	33,079
Transfer agent (See Note 3)	30,033
Shareholder communication	14,193
Variation margin on futures contracts	10,282
Custodian	6,030
Accrued expenses	20
Dividend payable	466,290

Total liabilities	10,751,129

Net assets	$795,413,666

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$78,563
Additional paid-in capital	824,824,646

824,903,209
Total distributable earnings (loss)	(29,489,543)

Net assets	$795,413,666

Class A
Net assets applicable to outstanding shares	$491,568,535

Shares of beneficial interest outstanding	48,557,768

Net asset value per share outstanding	$10.12
Maximum sales charge (4.50% of offering price)	0.48

Maximum offering price per share outstanding	$10.60

Investor Class
Net assets applicable to outstanding shares	$435,414

Shares of beneficial interest outstanding	43,013

Net asset value per share outstanding	$10.12
Maximum sales charge (4.50% of offering price)	0.48

Maximum offering price per share outstanding	$10.60

Class C
Net assets applicable to outstanding shares	$99,385,144

Shares of beneficial interest outstanding	9,815,690

Net asset value and offering price per share outstanding	$10.13

Class I
Net assets applicable to outstanding shares	$202,707,490

Shares of beneficial interest outstanding	20,016,476

Net asset value and offering price per share outstanding	$10.13

Class R6
Net assets applicable to outstanding shares	$1,317,083

Shares of beneficial interest outstanding	130,056

Net asset value and offering price per share outstanding	$10.13

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Operations for the six months ended April 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Interest	$12,255,186
Dividends	33,680
Other	22

Total income	12,288,888

Expenses
Manager (See Note 3)	1,992,733
Distribution/Service—Class A (See Note 3)	637,915
Distribution/Service—Investor Class (See Note 3)	583
Distribution/Service—Class C (See Note 3)	244,460
Transfer agent (See Note 3)	97,826
Professional fees	47,722
Custodian	14,684
Shareholder communication	10,791
Registration	9,446
Trustees	8,124
Miscellaneous	10,843

Total expenses before waiver/reimbursement	3,075,127
Expense waiver/reimbursement from Manager (See Note 3)	(199,273)

Net expenses	2,875,854

Net investment income (loss)	9,413,034

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	(8,644,863)
Futures transactions	(213,194)

Net realized gain (loss) on investments and futures transactions	(8,858,057)

Net change in unrealized appreciation (depreciation) on:
Investments	(35,328,664)
Futures contracts	(1,506,100)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(36,834,764)

Net realized and unrealized gain (loss) on investments and futures transactions	(45,692,821)

Net increase (decrease) in net assets resulting from operations	$(36,279,787)

26	MainStay MacKay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2020 (Unaudited) and the year ended October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$9,413,034	$16,843,122
Net realized gain (loss) on investments and futures transactions	(8,858,057)	(1,695,444)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(36,834,764)	28,751,721

Net increase (decrease) in net assets resulting from operations	(36,279,787)	43,899,399

Distributions to shareholders:
Class A	(7,219,918)	(9,358,147)
Investor Class	(6,580)	(12,311)
Class C	(1,255,160)	(1,884,422)
Class I	(2,899,652)	(5,614,212)
Class R6	(10,388)	—

Total distributions to shareholders	(11,391,698)	(16,869,092)

Capital share transactions:
Net proceeds from sale of shares	246,889,644	455,648,200
Net asset value of shares issued to shareholders in reinvestment of distributions	8,924,834	12,987,013
Cost of shares redeemed	(127,447,753)	(203,228,740)

Increase (decrease) in net assets derived from capital share transactions	128,366,725	265,406,473

Net increase (decrease) in net assets	80,695,240	292,436,780

Net Assets
Beginning of period	714,718,426	422,281,646

End of period	$795,413,666	$714,718,426

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class A	2020*		2019		2018	2017	2016	2015

Net asset value at beginning of period	$10.68		$10.12		$10.34	$10.58	$10.33	$10.35

Net investment income (loss)	0.06		0.32		0.34	0.36	0.36	0.37

Net realized and unrealized gain (loss) on investments	(0.47)		0.56		(0.22)	(0.24)	0.25	(0.02)

Total from investment operations	(0.41)		0.88		0.12	0.12	0.61	0.35

Less distributions:

From net investment income	(0.15)		(0.32)		(0.34)	(0.36)	(0.36)	(0.37)

Net asset value at end of period	$10.12		$10.68		$10.12	$10.34	$10.58	$10.33

Total investment return (a)	(3.90%)		8.84%		1.17%	1.23%	5.95%	3.47%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.33	% ††	3.00%		3.31%	3.50%	3.33%	3.60%

Net expenses (b)	0.75	% ††	0.75%		0.75%	0.75%	0.75%	0.75%

Expenses (before waiver/reimbursement) (b)	0.80	% ††	0.82%		0.82%	0.83%	0.85%	0.86%

Portfolio turnover rate	24	% (c)	28	%(c)	33%	30%	28%	19%

Net assets at end of period (in 000’s)	$491,569		$462,499		$186,579	$148,823	$120,368	$52,996

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(c)	The portfolio turnover rate includes variable rate demand notes.

	Six months ended April 30,		Year ended October 31,

Investor Class	2020*		2019		2018	2017	2016	2015

Net asset value at beginning of period	$10.68		$10.13		$10.34	$10.59	$10.33	$10.35

Net investment income (loss)	0.06		0.32		0.34	0.36	0.36	0.37

Net realized and unrealized gain (loss) on investments	(0.47)		0.55		(0.21)	(0.25)	0.26	(0.02)

Total from investment operations	(0.41)		0.87		0.13	0.11	0.62	0.35

Less distributions:

From net investment income	(0.15)		(0.32)		(0.34)	(0.36)	(0.36)	(0.37)

Net asset value at end of period	$10.12		$10.68		$10.13	$10.34	$10.59	$10.33

Total investment return (a)	(3.91%)		8.72%		1.25%	1.10%	6.02%	3.42%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.32	% ††	3.06%		3.29%	3.48%	3.33%	3.56%

Net expenses (b)	0.77	% ††	0.77%		0.78%	0.79%	0.79%	0.81%

Expenses (before waiver/reimbursement) (b)	0.82	% ††	0.84%		0.85%	0.87%	0.89%	0.92%

Portfolio turnover rate	24	% (c)	28	%(c)	33%	30%	28%	19%

Net assets at end of period (in 000’s)	$435		$463		$385	$356	$334	$188

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(c)	The portfolio turnover rate includes variable rate demand notes.

28	MainStay MacKay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class C	2020*		2019		2018	2017	2016	2015

Net asset value at beginning of period	$10.68		$10.12		$10.34	$10.59	$10.34	$10.35

Net investment income (loss)	0.06		0.30		0.31	0.33	0.33	0.34

Net realized and unrealized gain (loss) on investments	(0.47)		0.56		(0.22)	(0.25)	0.25	(0.01)

Total from investment operations	(0.41)		0.86		0.09	0.08	0.58	0.33

Less distributions:

From net investment income	(0.14)		(0.30)		(0.31)	(0.33)	(0.33)	(0.34)

Net asset value at end of period	$10.13		$10.68		$10.12	$10.34	$10.59	$10.34

Total investment return (a)	(3.93%)		8.55%		0.90%	0.85%	5.65%	3.25%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.07	% ††	2.77%		3.04%	3.23%	3.04%	3.27%

Net expenses (b)	1.02	% ††	1.02%		1.03%	1.03%	1.04%	1.06%

Expenses (before waiver/reimbursement) (b)	1.07	% ††	1.09%		1.10%	1.11%	1.14%	1.17%

Portfolio turnover rate	24	% (c)	28	%(c)	33%	30%	28%	19%

Net assets at end of period (in 000’s)	$99,385		$90,553		$54,258	$45,547	$43,644	$18,013

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(c)	The portfolio turnover rate includes variable rate demand notes.

	Six months ended April 30,		Year ended October 31,

Class I	2020*		2019		2018	2017	2016	2015

Net asset value at beginning of period	$10.68		$10.13		$10.34	$10.59	$10.34	$10.35

Net investment income (loss)	0.08		0.35		0.37	0.39	0.39	0.40

Net realized and unrealized gain (loss) on investments	(0.47)		0.55		(0.21)	(0.25)	0.25	(0.01)

Total from investment operations	(0.39)		0.90		0.16	0.14	0.64	0.39

Less distributions:

From net investment income	(0.16)		(0.35)		(0.37)	(0.39)	(0.39)	(0.40)

Net asset value at end of period	$10.13		$10.68		$10.13	$10.34	$10.59	$10.34

Total investment return (a)	(3.68%)		9.01%		1.53%	1.39%	6.22%	3.84%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.59	% ††	3.37%		3.54%	3.76%	3.61%	3.86%

Net expenses (b)	0.50	% ††	0.50%		0.50%	0.50%	0.50%	0.50%

Expenses (before waiver/reimbursement) (b)	0.55	% ††	0.57%		0.57%	0.58%	0.60%	0.61%

Portfolio turnover rate	24	% (c)	28	%(c)	33%	30%	28%	19%

Net assets at end of period (in 000’s)	$202,707		$161,203		$181,059	$62,078	$53,894	$39,528

*	Unaudited.
††	Annualized.
(a)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(c)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

Class R6	November 1, 2019^ through April 30, 2020

Net asset value at beginning of period	$10.69 **

Net investment income (loss)	0.12

Net realized and unrealized gain (loss) on investments	(0.52)

Total from investment operations	(0.40)

Less distributions:

From net investment income	(0.16)

Net asset value at end of period	$10.13

Total investment return (a)	(3.70%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)††	2.72%

Net expenses†† (b)	0.48%

Expenses (before waiver/reimbursement)	0.53%

Portfolio turnover rate (c)	24%

Net assets at end of period (in 000’s)	$1,317

*	Unaudited.
^	Inception date.
††	Annualized.
**	Based on the net asset value of Class I as of November 1, 2019.
(a)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(c)	The portfolio turnover rate includes variable rate demand notes.

30	MainStay MacKay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-one funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay New York Tax Free Opportunities Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has five classes of shares registered for sale. Class A, Investor Class, Class C and Class I shares commenced operation on May 14, 2012. Class R6 shares commenced operations on November 1, 2019.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I and Class R6 shares are offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. As disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income exempt from federal and New York state and, in some cases, New York local income taxes.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or

31

Notes to Financial Statements (Unaudited) (continued)

liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2020 is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2020, no securities held by the Fund were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker(s) selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

In calculating NAV, a closed end fund is valued at market value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Price information on closed end funds are taken from the exchange where the security is primarily traded. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use

32	MainStay MacKay New York Tax Free Opportunities Fund

of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk

33

Notes to Financial Statements (Unaudited) (continued)

assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. Open futures contracts held as of April 30, 2020, are shown in the Portfolio of Investments.

(H)  Municipal Bond Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region. Because the Fund’s principal investments include municipal bonds issued by or on behalf of the State of New York, and its political subdivisions, agencies and instrumentalities, events in New York will affect the Fund’s investments and performance. These events may include fiscal or political policy changes, tax base erosion, budget deficits and other financial difficulties. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico began proceedings pursuant to the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. Puerto Rico has reached agreements with certain bondholders to restructure outstanding debt issued by certain of Puerto Rico’s instrumentalities and is negotiating the restructuring of its debt with certain other bondholders. Any agreement to restructure such outstanding debt must be approved by the judge overseeing the debt restructuring. Puerto Rico’s debt restructuring process and other economic, political, social, environmental or health factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of April 30, 2020, 63.2% of the Puerto Rico municipal securities held by the Fund were insured.

On February 12, 2019, the Puerto Rico Sales Tax Financing Corporation (“COFINA”) restructured $17.5 billion of its debt into $12 billion of new securities. On May 3, 2019, the Financial Oversight and Management

Board for Puerto Rico (the “Oversight Board”), the Commonwealth of Puerto Rico and a majority of creditors committed to a restructuring support agreement (“RSA”) to restructure the outstanding debt of the Puerto Rico Electric Power Authority. The RSA still requires approval from the presiding judge and the Puerto Rican legislature and there is no assurance that either will approve of the agreement. On September 27, 2019, the Oversight Board released its draft of Puerto Rico’s Bankruptcy Plan of Adjustment. There is no assurance that the plan will be approved by creditors or the presiding judge.

On August 7, 2019, the U.S. Court of Appeals for the First Circuit entered an order denying the Oversight Board’s motion to dismiss as equitably moot the appeal of the presiding judge’s rulings related to confirmation of the COFINA third amended plan of adjustment. The appeal of the COFINA debt restructuring stems from a group of legacy COFINA subordinate bondholders. There is no assurance the First Circuit will uphold the COFINA plan of adjustment approved by the presiding judge.

In July 2018, a creditor challenged the constitutionality of the Oversight Board and the Commonwealth’s petition to restructure its debt pursuant to PROMESA. In February 2019, the First Circuit determined that the Oversight Board’s organization was unconstitutional. The ruling was appealed, and a decision from the United States Supreme Court is pending. If the First Circuit’s decision is upheld, the Oversight Board’s ability to seek to restructure debt on behalf of the Commonwealth could be impaired.

In light of the spread of the novel coronavirus in early 2020 to Puerto Rico and globally, the presiding judge has adjourned most of the Commonwealth’s PROMESA proceedings for public health reasons. As of April 30, 2020, the Fund no longer held any COFINA bonds that have not yet been restructured.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(J)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

34	MainStay MacKay New York Tax Free Opportunities Fund

Fair value of derivative instruments as of April 30, 2020:

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets— Net unrealized depreciation on investments and futures contracts (a)	$(1,231,966)	$(1,231,966)

Total Fair Value		$(1,231,966)	$(1,231,966)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2020:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$(213,194)	$(213,194)

Total Realized Gain (Loss)		$(213,194)	$(213,194)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(1,506,100)	$(1,506,100)

Total Change in Unrealized Appreciation (Depreciation)		$(1,506,100)	$(1,506,100)

Average Notional Amount

	Interest Rate Contracts Risk	Total

Futures Contracts Short	$(23,872,406)	$(23,872,406)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Effective February 28, 2020, Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.50% up to $1 billion and 0.48% in excess of $1 billion. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed the Fund’s average daily net assets as follows: 0.45% up to $1 billion and 0.43% in excess of $1 billion. These agreements will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Prior to February 28, 2020, under the Management Agreement, the Fund paid the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.50% of the Fund’s average daily net assets. New York Life Investments had contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.45% of the Fund’s average daily net assets.

During the six-month period ended April 30, 2020, the effective management fee rate was 0.50% of the Fund’s average daily net assets (exclusive of any applicable waivers/reimbursements).

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.75% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to Investor Class, Class C and Class I shares. In addition, New York Life Investments will waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

35

Notes to Financial Statements (Unaudited) (continued)

During the six-month period ended April 30, 2020, New York Life Investments earned fees from the Fund in the amount of $1,992,733 and waived its fees and/or reimbursed expenses in the amount of $199,273 and paid the Subadvisor in the amount of $896,730.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2020 were $9,986 and $163, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $130,900 and $12,186, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. Effective November 1, 2019, New York Life Investments contractually agreed to limit the transfer agency expenses charged to each of the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis (excluding small account fees) after deducting any other applicable expense cap reimbursements or transfer agency waivers. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2020, transfer agent expenses incurred by the Fund and any applicable waivers were as follows:

Class	Expense	Waived

Class A	$56,892	$—
Investor Class	95	—
Class C	19,834	—
Class I	20,992	—
Class R6	13	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2020, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R6	$23,983	1.8%

Note 4–Federal Income Tax

As of April 30, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$785,805,496	$17,910,947	$(23,312,007)	$(5,401,060)

As of October 31, 2019, for federal income tax purposes, capital loss carryforwards of $6,899,064 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or have expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$4,114	$2,785

36	MainStay MacKay New York Tax Free Opportunities Fund

During the year ended October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019
Distributions paid from:
Ordinary Income	$150,332
Exempt Interest Dividends	16,718,760
Total	$16,869,092

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2020, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2020, purchases and sales of securities, other than short-term securities, were $293,591 and $187,637, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended April 30, 2020 and the year ended October 31, 2019, were as follows:

Class A	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	13,114,973	$140,086,322
Shares issued to shareholders in reinvestment of distributions	581,973	6,176,420
Shares redeemed	(8,442,361)	(87,230,695)

Net increase (decrease) in shares outstanding before conversion	5,254,585	59,032,047
Shares converted into Class A (See Note 1)	8,390	88,270
Shares converted from Class A (See Note 1)	(10,353)	(107,052)

Net increase (decrease)	5,252,622	$59,013,265

Year ended October 31, 2019:
Shares sold	30,142,078	$316,606,464
Shares issued to shareholders in reinvestment of distributions	738,756	7,786,608
Shares redeemed	(6,005,604)	(63,002,349)

Net increase (decrease) in shares outstanding before conversion	24,875,230	261,390,723
Shares converted into Class A (See Note 1)	11,337	118,231
Shares converted from Class A (See Note 1)	(11,880)	(127,392)

Net increase (decrease)	24,874,687	$261,381,562

Investor Class	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	10,071	$108,487
Shares issued to shareholders in reinvestment of distributions	581	6,160
Shares redeemed	(2,748)	(28,634)

Net increase (decrease) in shares outstanding before conversion	7,904	86,013
Shares converted into Investor Class (See Note 1)	108	1,102
Shares converted from Investor Class (See Note 1)	(8,390)	(88,270)

Net increase (decrease)	(378)	$(1,155)

Year ended October 31, 2019:
Shares sold	15,808	$166,338
Shares issued to shareholders in reinvestment of distributions	1,090	11,427
Shares redeemed	(4,974)	(51,931)

Net increase (decrease) in shares outstanding before conversion	11,924	125,834
Shares converted into Investor Class (See Note 1)	4,815	50,778
Shares converted from Investor Class (See Note 1)	(11,331)	(118,231)

Net increase (decrease)	5,408	$58,381

37

Notes to Financial Statements (Unaudited) (continued)

Class C	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	2,030,101	$21,751,425
Shares issued to shareholders in reinvestment of distributions	79,984	848,241
Shares redeemed	(771,722)	(8,061,938)

Net increase (decrease)	1,338,363	$14,537,728

Year ended October 31, 2019:
Shares sold	4,156,461	$43,764,145
Shares issued to shareholders in reinvestment of distributions	109,137	1,146,967
Shares redeemed	(1,146,376)	(11,964,420)

Net increase (decrease) in shares outstanding before conversion	3,119,222	32,946,692
Shares converted from Class C (See Note 1)	(845)	(8,727)

Net increase (decrease)	3,118,377	$32,937,965

Class I	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	7,849,890	$83,506,787
Shares issued to shareholders in reinvestment of distributions	177,726	1,883,625
Shares redeemed	(3,109,708)	(32,080,287)

Net increase in shares outstanding before conversion	4,917,908	53,310,125
Shares converted into Class I (See Note 1)	10,245	105,950

Net increase (decrease)	4,928,153	$53,416,075

Year ended October 31, 2019:
Shares sold	9,125,184	$95,111,253
Shares issued to shareholders in reinvestment of distributions	387,477	4,042,011
Shares redeemed	(12,313,834)	(128,210,040)

Net increase (decrease) in shares outstanding before conversion	(2,801,173)	(29,056,776)
Shares converted into Class I (See Note 1)	7,902	85,341

Net increase (decrease)	(2,793,271)	$(28,971,435)

Class R6	Shares	Amount

Six-month period ended April 30, 2020 (a):
Shares sold	133,534	$1,436,623
Shares issued to shareholders in reinvestment of distributions	990	10,388
Shares redeemed	(4,468)	(46,199)

Net increase (decrease)	130,056	$1,400,812

(a)	The inception date of the class was November 1, 2019.

Note 10–Recent Accounting Pronouncements

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework— Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of April 30, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2020, events and transactions subsequent to April 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19 is uncertain and could adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

38	MainStay MacKay New York Tax Free Opportunities Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay MacKay New York Tax Free Opportunities Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to the Fund’s shareholders.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity

39

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).

The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Fund. The Board evaluated MacKay’s experience in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay, and New York Life Investments’ and MacKay’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments and MacKay believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, generally placing greater emphasis on the Fund’s long-term performance track record. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to MacKay as well as discussions between the

40	MainStay MacKay New York Tax Free Opportunities Fund

Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay

The Board considered information provided by New York Life Investments and MacKay with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life

Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and MacKay and their affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional

41

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds. The Board noted that New York Life Investments proposed a management fee breakpoint for the Fund, effective February 28, 2020.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’

rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past six years.

Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

42	MainStay MacKay New York Tax Free Opportunities Fund

Discussion of the Operation and Effectiveness of the Fund’s Liquidity Risk

Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund’s liquidity risk. The Board of Trustees of MainStay Funds Trust (the “Board”) designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments and (iii) the Fund’s investment strategy continues to be appropriate for an open-end fund.

In accordance with the Program, the Fund’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

43

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

44	MainStay MacKay New York Tax Free Opportunities Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay Short Term Bond Fund4

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund5

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund6

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund7

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund8

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.9

Brussels, Belgium

Candriam Luxembourg S.C.A.9

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC9

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC9

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective August 31, 2020, MainStay MacKay Infrastructure Bond Fund will be renamed MainStay MacKay U.S. Infrastructure Bond Fund.
4.	Formerly known as MainStay Indexed Bond Fund.
5.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
6.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
7.	Effective July 31, 2020, MainStay Growth Allocation Fund will be renamed MainStay Equity Allocation Fund.
8.	Effective July 31, 2020, MainStay Moderate Growth Allocation Fund will be named MainStay Growth Allocation Fund.
9.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1738064 MS086-20	MSNTF10-06/20 (NYLIM) NL222

MainStay MacKay S&P 500 Index Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Financial markets experienced high levels of volatility in response to the spreading of a novel coronavirus, which causes the disease known as COVID-19, and a sharpening decline in global economic activity during the six months ended April 30, 2020.

After gaining ground during the first three and a half months of the reporting period, most broad stock and bond indices began to dip in late February as a growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crises; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment.

In the United States, with the number of reported U.S. COVID-19 cases continuing to rise, the Federal Reserve (“Fed”) cut interest rates twice and announced unlimited quantitative easing. In late March, the federal government declared a national emergency as unemployment claims increased by 22 million in a four-week period, and Congress passed and the President signed the CARES Act to provide a $2 trillion stimulus package, with the promise of further aid for consumers and businesses to come. Investors generally responded positively to the government’s fiscal and monetary measures, as well as prospects for a gradual lessening of restrictions on non-essential businesses. Accordingly, despite mounting signs of recession and rapidly rising unemployment levels, in April, markets regained some of the ground that they had lost in the previous month.

For the reporting period as a whole, U.S. equity indices produced broadly negative performance. Traditionally more volatile small- and mid-cap stocks were particularly hard hit, and value stocks tended to underperform their growth-oriented counterparts. The energy sector suffered the steepest declines due to weakening demand and an escalating petroleum price war between Saudi Arabia and Russia, the world’s second and third largest petroleum producers after the United States. Most other sectors sustained substantial, though milder losses.

The health care and information technology sectors, both of which rebounded strongly in April, generally ended the reporting period in positive territory. International equities followed patterns similar to those seen in the United States, with a decline in March followed by a partial recovery in April. Overall, however, U.S. stocks ended the reporting period with milder losses than those of most other developed and developing economies.

Fixed-income markets also experienced unusually high levels of volatility. Corporate bonds lost value in March before partly recovering in April, with speculative high-yield credit facing the brunt of risk-off investor sentiment. High-grade municipal bonds dipped briefly in mid-March before regaining most of the lost ground, outperforming lower-grade, higher-yielding municipal securities. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. At the opposite end of the fixed-income risk spectrum, emerging-market debt underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the curve of the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so that they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2020

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Class A Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	1/2/2004	–6.25 –3.35%	–2.62 0.39%	7.89 8.55%	10.73 11.07%	0.54 0.54%
Investor Class Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–6.32 –3.43	–2.77 0.24	7.74 8.40	10.60 10.94	0.89 0.89
Class I Shares	No Sales Charge		1/2/1991	–3.24	0.63	8.81	11.35	0.29

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.

The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

S&P 500® Index[3]	–3.16%	0.86%	9.12%	11.69%
Morningstar Large Blend Category Average[4]	–5.93	–2.85	6.81	9.96

3.

The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.	The Morningstar Large Blend Category Average is representative of funds that represent the overall US stock market in size, growth rates and price.
Stocks in the top 70% of the capitalization of the US equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of US industries, and owing to their broad exposure, the portfolios’ returns are often similar to those of the S&P 500® Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay S&P 500 Index Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay S&P 500 Index Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2019, to April 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2019, to April 30, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/19	Ending Account Value (Based on Actual Returns and Expenses) 4/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$966.50	$2.59	$1,022.23	$2.66	0.53%

Investor Class Shares	$1,000.00	$965.70	$3.42	$1,021.38	$3.52	0.70%

Class I Shares	$1,000.00	$967.60	$1.37	$1,023.47	$1.41	0.28%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of April 30, 2020 (Unaudited)

Software	8.4%

IT Services	5.4

Interactive Media & Services	5.3

Technology Hardware, Storage & Peripherals	5.2

Pharmaceuticals	4.9

Internet & Direct Marketing Retail	4.5

Semiconductors & Semiconductor Equipment	4.4

Banks	3.8

Health Care Equipment & Supplies	3.6

Health Care Providers & Services	2.9

Equity Real Estate Investment Trusts	2.7

Oil, Gas & Consumable Fuels	2.7

Capital Markets	2.5

Biotechnology	2.3

Specialty Retail	2.2

Electric Utilities	2.0

Diversified Telecommunication Services	1.9

Entertainment	1.9

Insurance	1.9

Household Products	1.8

Aerospace & Defense	1.7

Beverages	1.7

Chemicals	1.7

Food & Staples Retailing	1.6

Diversified Financial Services	1.5

Hotels, Restaurants & Leisure	1.5

Machinery	1.4

Media	1.2

Food Products	1.1

Industrial Conglomerates	1.1

Life Sciences Tools & Services	1.1

Multi-Utilities	1.0

Road & Rail	1.0

Communications Equipment	0.9

Tobacco	0.8%

Textiles, Apparel & Luxury Goods	0.6

Air Freight & Logistics	0.5

Consumer Finance	0.5

Electronic Equipment, Instruments & Components	0.5

Multiline Retail	0.5

Building Products	0.4

Commercial Services & Supplies	0.4

Electrical Equipment	0.4

Containers & Packaging	0.3

Household Durables	0.3

Metals & Mining	0.3

Professional Services	0.3

Airlines	0.2

Automobiles	0.2

Energy Equipment & Services	0.2

Personal Products	0.2

Trading Companies & Distributors	0.2

Auto Components	0.1

Construction & Engineering	0.1

Construction Materials	0.1

Distributors	0.1

Gas Utilities	0.1

Health Care Technology	0.1

Real Estate Management & Development	0.1

Water Utilities	0.1

Wireless Telecommunication Services	0.1

Diversified Consumer Services	0.0	‡

Independent Power & Renewable Electricity Producers	0.0	‡

Leisure Products	0.0	‡

Short-Term Investments	3.8

Other Assets, Less Liabilities	–0.3

	100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2020 (excluding short-term investments) (Unaudited)

1.	Microsoft Corp.

2.	Apple, Inc.

3.	Amazon.com, Inc.

4.	Alphabet, Inc.

5.	Facebook, Inc., Class A
6.	Johnson & Johnson

7.	Berkshire Hathaway, Inc., Class B

8.	Visa, Inc., Class A

9.	JPMorgan Chase & Co.

10.	Procter & Gamble Co.

8	MainStay MacKay S&P 500 Index Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Francis J. Ok and Lee Baker of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay S&P 500 Index Fund perform relative to its benchmark and peer group during the six months ended April 30, 2020?

For the six months ended April 30, 2020, Class I shares of MainStay MacKay S&P 500 Index Fund returned –3.24%, underperforming the –3.16% return of the Fund’s primary benchmark, the S&P 500® Index. Over the same period, Class I shares outperformed the –5.93% return of the Morningstar Large Blend Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

Although the Fund seeks investment results that correspond to the total return performance of common stocks in the aggregate, as represented by the S&P 500® Index, the Fund’s relative performance will typically lag that of the S&P 500® Index, as it did during the reporting period, because the Fund incurs operating expenses that the S&P 500® Index does not.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund invests in futures contracts to provide an efficient means of maintaining liquidity while remaining fully invested in the market.

During the reporting period, which S&P 500® industries had the highest total returns and which industries had the lowest total returns?

The strongest performing S&P 500® industry groups during the reporting period in terms of total return included Internet & catalog retail; software & services; and technology hardware, storage & peripherals. During the same period, the industry groups with the lowest total returns included banks; oil, gas & consumable fuels; and aerospace & defense.

During the reporting period, which S&P 500® industries made the strongest contributions to the Fund’s absolute performance and which industries made the weakest contributions?

The industry groups that made the strongest positive contributions to the Fund’s absolute performance during the reporting period were Internet & catalog retail; software & services; and technology hardware, storage & peripherals. (Contributions take weightings and total returns into account.) During the same period, the industry groups that made the weakest contributions to the Fund’s absolute performance included banks; oil, gas & consumable fuels; and aerospace & defense.

During the reporting period, which individual stocks in the S&P 500® Index had the highest total returns and which stocks had the lowest total returns?

The S&P 500® stocks producing the highest total returns during the reporting period included Regeneron Pharmaceuticals, NortonLifeLock and Advanced Micro Devices. Conversely, the S&P 500® stocks with the lowest total returns over the same period were Norwegian Cruise Line, United Airlines and Macy’s.

During the reporting period, which S&P 500® stocks made the strongest positive contributions to the Fund’s absolute performance and which S&P 500® stocks made the weakest contributions?

The strongest contributors to the Fund’s absolute performance during the reporting period were Amazon, Microsoft and Apple. During the same period, the S&P 500® stocks that made the weakest contributions to the Fund’s absolute performance were Boeing, JPMorgan Chase and Wells Fargo.

Were there any changes in the S&P 500® Index during the reporting period?

During the reporting period, there were 10 additions and 10 deletions in the S&P 500® Index.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments April 30, 2020 (Unaudited)

	Shares	Value
Common Stocks 96.5%†
Aerospace & Defense 1.7%
Boeing Co.	19,735	$2,783,030
General Dynamics Corp.	8,626	1,126,728
Howmet Aerospace, Inc.	14,300	186,901
Huntington Ingalls Industries, Inc.	1,525	291,900
L3Harris Technologies, Inc.	8,053	1,559,866
Lockheed Martin Corp.	9,172	3,568,458
Northrop Grumman Corp.	5,811	1,921,524
Raytheon Technologies Corp.	53,994	3,499,351
Textron, Inc.	8,564	225,747
TransDigm Group, Inc.	1,832	665,163

		15,828,668

Air Freight & Logistics 0.5%
C.H. Robinson Worldwide, Inc.	5,021	355,989
Expeditors International of Washington, Inc.	6,325	452,902
FedEx Corp.	8,818	1,117,858
United Parcel Service, Inc., Class B	25,964	2,457,752

		4,384,501

Airlines 0.2%
Alaska Air Group, Inc.	4,541	147,673
American Airlines Group, Inc. (a)	14,564	174,914
Delta Air Lines, Inc.	21,362	553,489
Southwest Airlines Co.	18,360	573,750
United Airlines Holdings, Inc. (b)	8,591	254,122

		1,703,948

Auto Components 0.1%
Aptiv PLC	9,483	659,543
BorgWarner, Inc.	7,623	217,789

		877,332

Automobiles 0.2%
Ford Motor Co.	144,121	733,576
General Motors Co.	46,379	1,033,788
Harley-Davidson, Inc.	5,851	127,727

		1,895,091

Banks 3.8%
Bank of America Corp.	291,684	7,015,000
Citigroup, Inc.	78,216	3,798,169
Citizens Financial Group, Inc.	16,109	360,681
Comerica, Inc.	5,341	186,187
Fifth Third Bancorp	26,297	491,491
First Republic Bank	6,350	662,242
Huntington Bancshares, Inc.	38,493	355,675
JPMorgan Chase & Co.	114,133	10,929,376
KeyCorp	36,497	425,190
M&T Bank Corp.	4,890	548,071
People’s United Financial, Inc.	16,105	204,372
PNC Financial Services Group, Inc.	15,918	1,697,973
Regions Financial Corp.	35,742	384,227

	Shares	Value
Banks (continued)
SVB Financial Group (b)	1,924	$371,659
Truist Financial Corp.	49,308	1,840,175
U.S. Bancorp	51,442	1,877,633
Wells Fargo & Co.	138,530	4,024,296
Zions Bancorp., N.A.	6,124	193,580

		35,365,997

Beverages 1.7%
Brown-Forman Corp., Class B	6,718	417,860
Coca-Cola Co.	143,459	6,583,334
Constellation Brands, Inc., Class A	6,149	1,012,679
Molson Coors Beverage Co., Class B	6,906	283,215
Monster Beverage Corp. (b)	14,399	890,002
PepsiCo., Inc.	51,560	6,820,872

		16,007,962

Biotechnology 2.3%
AbbVie, Inc.	54,654	4,492,559
Alexion Pharmaceuticals, Inc. (b)	8,248	886,413
Amgen, Inc.	21,959	5,253,032
Biogen, Inc. (b)	6,463	1,918,412
Gilead Sciences, Inc.	46,767	3,928,428
Incyte Corp. (b)	6,544	639,087
Regeneron Pharmaceuticals, Inc. (b)	2,950	1,551,346
Vertex Pharmaceuticals, Inc. (b)	9,625	2,417,800

		21,087,077

Building Products 0.4%
A.O. Smith Corp.	5,107	216,435
Allegion PLC	3,456	347,466
Carrier Global Corp. (b)	30,069	532,522
Fortune Brands Home & Security, Inc.	5,144	247,941
Johnson Controls International PLC	28,584	832,080
Masco Corp.	10,526	431,987
Trane Technologies PLC	8,872	775,590

		3,384,021

Capital Markets 2.5%
Ameriprise Financial, Inc.	4,576	525,965
Bank of New York Mellon Corp.	29,906	1,122,671
BlackRock, Inc.	4,337	2,177,347
Cboe Global Markets, Inc.	4,108	408,253
Charles Schwab Corp.	42,255	1,593,859
CME Group, Inc.	13,279	2,366,451
E*TRADE Financial Corp.	8,361	339,540
Franklin Resources, Inc.	10,414	196,200
Goldman Sachs Group, Inc.	11,552	2,118,868
Intercontinental Exchange, Inc.	20,740	1,855,193
Invesco, Ltd.	13,793	118,896
MarketAxess Holdings, Inc.	1,447	658,399
Moody’s Corp.	6,006	1,464,863
Morgan Stanley	42,998	1,695,411
MSCI, Inc.	3,114	1,018,278

10	MainStay MacKay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Capital Markets (continued)
Nasdaq, Inc.	4,265	$467,743
Northern Trust Corp.	7,850	621,406
Raymond James Financial, Inc.	4,559	300,529
S&P Global, Inc.	9,052	2,651,150
State Street Corp.	13,156	829,354
T. Rowe Price Group, Inc.	8,763	1,013,266

		23,543,642

Chemicals 1.7%
Air Products & Chemicals, Inc.	8,099	1,826,972
Albemarle Corp.	3,894	239,208
Celanese Corp.	4,479	372,071
CF Industries Holdings, Inc.	8,131	223,603
Corteva, Inc. (b)	27,540	721,273
Dow, Inc. (b)	27,544	1,010,589
DuPont de Nemours, Inc.	27,543	1,295,072
Eastman Chemical Co.	5,099	308,540
Ecolab, Inc.	9,240	1,787,940
FMC Corp.	4,842	444,980
International Flavors & Fragrances, Inc.	3,941	516,389
Linde PLC	19,853	3,652,753
LyondellBasell Industries N.V., Class A	9,529	552,206
Mosaic Co.	13,055	150,263
PPG Industries, Inc.	8,684	788,768
Sherwin-Williams Co.	3,030	1,625,201

		15,515,828

Commercial Services & Supplies 0.4%
Cintas Corp.	3,106	689,004
Copart, Inc. (b)	7,581	607,314
Republic Services, Inc.	7,816	612,305
Rollins, Inc.	5,200	208,000
Waste Management, Inc.	14,373	1,437,588

		3,554,211

Communications Equipment 0.9%
Arista Networks, Inc. (b)	2,008	440,354
Cisco Systems, Inc.	156,491	6,632,089
F5 Networks, Inc. (b)	2,195	305,676
Juniper Networks, Inc.	12,402	267,883
Motorola Solutions, Inc.	6,349	913,050

		8,559,052

Construction & Engineering 0.1%
Jacobs Engineering Group, Inc.	4,940	408,785
Quanta Services, Inc.	5,225	189,981

		598,766

Construction Materials 0.1%
Martin Marietta Materials, Inc.	2,296	436,768
Vulcan Materials Co.	4,859	548,921

		985,689

	Shares	Value
Consumer Finance 0.5%
American Express Co.	24,863	$2,268,749
Capital One Financial Corp.	16,983	1,099,819
Discover Financial Services	11,613	499,010
Synchrony Financial	20,877	413,156

		4,280,734

Containers & Packaging 0.3%
Amcor PLC (b)	59,693	535,446
Avery Dennison Corp.	3,105	342,761
Ball Corp.	12,121	795,017
International Paper Co.	14,618	500,667
Packaging Corp. of America	3,474	335,762
Sealed Air Corp.	5,729	163,792
WestRock Co.	9,454	304,324

		2,977,769

Distributors 0.1%
Genuine Parts Co.	5,371	425,813
LKQ Corp. (b)	11,377	297,508

		723,321

Diversified Consumer Services 0.0%‡
H&R Block, Inc.	7,478	124,509

Diversified Financial Services 1.5%
Berkshire Hathaway, Inc., Class B (b)	72,292	13,544,629

Diversified Telecommunication Services 1.9%
AT&T, Inc.	266,322	8,114,831
CenturyLink, Inc.	35,274	374,610
Verizon Communications, Inc.	152,852	8,781,348

		17,270,789

Electric Utilities 2.0%
Alliant Energy Corp.	9,097	441,659
American Electric Power Co., Inc.	18,147	1,508,197
Duke Energy Corp.	27,214	2,303,937
Edison International	13,460	790,237
Entergy Corp.	7,338	700,852
Evergy, Inc.	8,444	493,383
Eversource Energy	12,249	988,494
Exelon Corp.	35,710	1,324,127
FirstEnergy Corp.	19,933	822,635
NextEra Energy, Inc.	18,042	4,169,867
NRG Energy, Inc.	9,299	311,795
Pinnacle West Capital Corp.	4,127	317,738
PPL Corp.	28,011	712,040
Southern Co.	38,861	2,204,585
Xcel Energy, Inc.	19,355	1,230,204

		18,319,750

Electrical Equipment 0.4%
AMETEK, Inc.	8,378	702,663

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Electrical Equipment (continued)
Eaton Corp. PLC	15,317	$1,278,970
Emerson Electric Co.	22,608	1,289,334
Rockwell Automation, Inc.	4,353	824,806

		4,095,773

Electronic Equipment, Instruments & Components 0.5%
Amphenol Corp., Class A	11,067	976,773
CDW Corp.	5,346	592,337
Corning, Inc.	28,498	627,241
FLIR Systems, Inc.	4,980	216,132
IPG Photonics Corp. (b)	1,309	169,293
Keysight Technologies, Inc. (b)	6,921	669,745
TE Connectivity, Ltd.	12,389	910,096
Zebra Technologies Corp., Class A (b)	1,992	457,483

		4,619,100

Energy Equipment & Services 0.2%
Baker Hughes Co.	23,921	333,698
Halliburton Co.	32,142	337,491
Helmerich & Payne, Inc.	4,063	80,325
National Oilwell Varco, Inc.	14,193	179,400
Schlumberger, Ltd.	50,944	856,878
TechnipFMC PLC	15,493	138,043

		1,925,835

Entertainment 1.9%
Activision Blizzard, Inc.	28,172	1,795,402
Electronic Arts, Inc. (b)	10,912	1,246,805
Live Nation Entertainment, Inc. (b)	5,208	233,683
Netflix, Inc. (b)	16,197	6,800,310
Take-Two Interactive Software, Inc. (b)	4,138	500,905
Walt Disney Co.	66,495	7,191,434

		17,768,539

Equity Real Estate Investment Trusts 2.7%
Alexandria Real Estate Equities, Inc.	4,534	712,246
American Tower Corp.	16,411	3,905,818
Apartment Investment & Management Co., Class A	5,473	206,168
AvalonBay Communities, Inc.	5,221	850,762
Boston Properties, Inc.	5,329	517,872
Crown Castle International Corp.	15,292	2,438,004
Digital Realty Trust, Inc.	8,838	1,321,193
Duke Realty Corp.	13,619	472,579
Equinix, Inc.	3,160	2,133,632
Equity Residential	12,869	837,257
Essex Property Trust, Inc.	2,448	597,557
Extra Space Storage, Inc.	4,800	423,552
Federal Realty Investment Trust	2,600	216,502
Healthpeak Properties, Inc.	18,762	490,439
Host Hotels & Resorts, Inc.	27,259	335,558
Iron Mountain, Inc.	10,552	255,147

	Shares	Value
Equity Real Estate Investment Trusts (continued)
Kimco Realty Corp.	16,031	$174,898
Mid-America Apartment Communities, Inc.	4,193	469,281
Prologis, Inc.	27,289	2,434,997
Public Storage	5,522	1,024,055
Realty Income Corp.	13,249	727,635
Regency Centers Corp.	6,147	269,915
SBA Communications Corp.	4,164	1,207,227
Simon Property Group, Inc.	11,363	758,707
SL Green Realty Corp.	2,894	153,527
UDR, Inc.	10,811	405,088
Ventas, Inc.	13,755	444,974
Vornado Realty Trust	5,845	256,128
Welltower, Inc.	15,233	780,387
Weyerhaeuser Co.	27,391	599,041

		25,420,146

Food & Staples Retailing 1.6%
Costco Wholesale Corp.	16,374	4,961,322
Kroger Co.	29,671	937,900
Sysco Corp.	18,944	1,065,979
Walgreens Boots Alliance, Inc.	28,008	1,212,467
Walmart, Inc.	52,424	6,372,137

		14,549,805

Food Products 1.1%
Archer-Daniels-Midland Co.	20,602	765,158
Campbell Soup Co.	6,223	311,026
Conagra Brands, Inc.	17,870	597,573
General Mills, Inc.	22,394	1,341,177
Hershey Co.	5,499	728,233
Hormel Foods Corp.	10,251	480,259
J.M. Smucker Co.	4,182	480,554
Kellogg Co.	9,140	598,670
Kraft Heinz Co.	22,880	693,950
Lamb Weston Holdings, Inc.	5,378	329,994
McCormick & Co., Inc.	4,578	718,013
Mondelez International, Inc., Class A	52,976	2,725,085
Tyson Foods, Inc., Class A	10,840	674,140

		10,443,832

Gas Utilities 0.1%
Atmos Energy Corp.	4,539	462,842

Health Care Equipment & Supplies 3.6%
Abbott Laboratories	65,528	6,034,474
ABIOMED, Inc. (b)	1,658	317,093
Align Technology, Inc. (b)	2,650	569,352
Baxter International, Inc.	18,845	1,673,059
Becton Dickinson & Co.	10,020	2,530,351
Boston Scientific Corp. (b)	51,421	1,927,259
Cooper Cos., Inc.	1,821	522,081
Danaher Corp.	23,008	3,760,888
DENTSPLY SIRONA, Inc.	8,275	351,191

12	MainStay MacKay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Health Care Equipment & Supplies (continued)
Edwards Lifesciences Corp. (b)	7,669	$1,668,007
Hologic, Inc. (b)	9,776	489,778
IDEXX Laboratories, Inc. (b)	3,162	877,771
Intuitive Surgical, Inc. (b)	4,245	2,168,686
Medtronic PLC	49,537	4,836,297
ResMed, Inc.	5,369	833,913
STERIS PLC	3,133	446,452
Stryker Corp.	11,931	2,224,296
Teleflex, Inc.	1,696	568,838
Varian Medical Systems, Inc. (b)	3,344	382,487
Zimmer Biomet Holdings, Inc.	7,620	912,114

		33,094,387

Health Care Providers & Services 2.9%
AmerisourceBergen Corp.	5,615	503,441
Anthem, Inc.	9,370	2,630,440
Cardinal Health, Inc.	10,837	536,215
Centene Corp. (b)	21,453	1,428,341
Cigna Corp. (b)	13,801	2,701,960
CVS Health Corp.	48,084	2,959,570
DaVita, Inc. (b)	3,343	264,130
HCA Healthcare, Inc.	9,821	1,079,131
Henry Schein, Inc. (b)	5,325	290,532
Humana, Inc.	4,907	1,873,591
Laboratory Corp. of America Holdings (b)	3,621	595,473
McKesson Corp.	5,960	841,850
Quest Diagnostics, Inc.	4,942	544,164
UnitedHealth Group, Inc.	34,953	10,222,704
Universal Health Services, Inc., Class B	2,999	316,964

		26,788,506

Health Care Technology 0.1%
Cerner Corp.	11,755	815,679

Hotels, Restaurants & Leisure 1.5%
Carnival Corp. (a)	15,818	251,506
Chipotle Mexican Grill, Inc. (b)	941	826,715
Darden Restaurants, Inc.	4,597	339,213
Hilton Worldwide Holdings, Inc.	10,456	791,624
Las Vegas Sands Corp.	12,481	599,338
Marriott International, Inc., Class A	10,028	911,946
McDonald’s Corp.	27,834	5,220,545
MGM Resorts International	18,285	307,737
Norwegian Cruise Line Holdings, Ltd. (b)	7,921	129,904
Royal Caribbean Cruises, Ltd.	6,320	295,586
Starbucks Corp.	43,649	3,349,188
Wynn Resorts, Ltd.	3,562	304,658
Yum! Brands, Inc.	11,254	972,683

		14,300,643

Household Durables 0.3%
D.R. Horton, Inc.	12,492	589,872

	Shares	Value
Household Durables (continued)
Garmin, Ltd.	5,332	$432,745
Leggett & Platt, Inc.	4,826	169,537
Lennar Corp., Class A	10,500	525,735
Mohawk Industries, Inc. (b)	2,264	198,598
Newell Brands, Inc.	14,066	195,236
NVR, Inc. (b)	128	396,800
PulteGroup, Inc.	9,376	265,060
Whirlpool Corp.	2,332	260,578

		3,034,161

Household Products 1.8%
Church & Dwight Co., Inc.	9,055	633,759
Clorox Co.	4,685	873,471
Colgate-Palmolive Co.	31,574	2,218,705
Kimberly-Clark Corp.	12,643	1,750,803
Procter & Gamble Co.	91,686	10,807,029

		16,283,767

Independent Power & Renewable Electricity Producers 0.0%‡
AES Corp.	24,411	323,446

Industrial Conglomerates 1.1%
3M Co.	21,201	3,220,856
General Electric Co.	322,780	2,194,904
Honeywell International, Inc.	26,408	3,747,295
Roper Technologies, Inc.	3,940	1,343,658

		10,506,713

Insurance 1.9%
Aflac, Inc.	26,826	999,000
Allstate Corp.	11,767	1,196,939
American International Group, Inc.	31,987	813,429
Aon PLC	8,706	1,503,265
Arthur J. Gallagher & Co.	6,989	548,637
Assurant, Inc.	2,260	240,102
Chubb, Ltd.	16,841	1,818,997
Cincinnati Financial Corp.	5,580	367,164
Everest Re Group, Ltd.	1,497	259,176
Globe Life, Inc.	3,717	306,058
Hartford Financial Services Group, Inc.	13,295	505,077
Lincoln National Corp.	7,442	263,968
Loews Corp.	9,190	318,525
Marsh & McLennan Cos., Inc.	18,689	1,819,000
MetLife, Inc.	28,965	1,045,057
Principal Financial Group, Inc.	9,529	346,951
Progressive Corp.	21,480	1,660,404
Prudential Financial, Inc.	14,935	931,496
Travelers Cos., Inc.	9,637	975,361
Unum Group	7,794	136,005
Willis Towers Watson PLC	4,751	847,056
WR Berkley Corp.	5,335	288,090

		17,189,757

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Interactive Media & Services 5.3%
Alphabet, Inc. (b)
Class A	11,076	$14,916,049
Class C	11,045	14,895,950
Facebook, Inc., Class A (b)	88,939	18,206,703
Twitter, Inc. (b)	28,534	818,355

		48,837,057

Internet & Direct Marketing Retail 4.5%
Amazon.com, Inc. (b)	15,393	38,082,282
Booking Holdings, Inc. (b)	1,548	2,291,923
eBay, Inc.	28,335	1,128,583
Expedia Group, Inc.	5,090	361,288

		41,864,076

IT Services 5.4%
Accenture PLC, Class A	23,460	4,344,557
Akamai Technologies, Inc. (b)	5,988	585,087
Alliance Data Systems Corp.	1,573	78,760
Automatic Data Processing, Inc.	16,008	2,348,214
Broadridge Financial Solutions, Inc.	4,248	492,768
Cognizant Technology Solutions Corp., Class A	20,388	1,182,912
DXC Technology Co.	9,873	178,998
Fidelity National Information Services, Inc.	22,714	2,995,749
Fiserv, Inc. (b)	21,106	2,175,184
FleetCor Technologies, Inc. (b)	3,170	764,763
Gartner, Inc. (b)	3,313	393,618
Global Payments, Inc.	11,054	1,835,185
International Business Machines Corp.	32,609	4,094,386
Jack Henry & Associates, Inc.	2,839	464,318
Leidos Holdings, Inc.	4,931	487,232
Mastercard, Inc., Class A	32,808	9,021,216
Paychex, Inc.	11,764	806,069
PayPal Holdings, Inc. (b)	43,375	5,335,125
VeriSign, Inc. (b)	3,857	808,003
Visa, Inc., Class A	63,268	11,307,257
Western Union Co.	15,847	302,202

		50,001,603

Leisure Products 0.0%‡
Hasbro, Inc.	4,716	340,542

Life Sciences Tools & Services 1.1%
Agilent Technologies, Inc.	11,625	891,173
Illumina, Inc. (b)	5,406	1,724,676
IQVIA Holdings, Inc. (b)	6,724	958,775
Mettler-Toledo International, Inc. (b)	910	655,145
PerkinElmer, Inc.	4,079	369,272
Thermo Fisher Scientific, Inc.	14,857	4,972,341
Waters Corp. (b)	2,309	431,783

		10,003,165

	Shares	Value
Machinery 1.4%
Caterpillar, Inc.	20,477	$2,383,113
Cummins, Inc.	5,580	912,330
Deere & Co.	11,658	1,691,109
Dover Corp.	5,343	500,372
Flowserve Corp.	4,820	135,779
Fortive Corp.	10,844	694,016
IDEX Corp.	2,782	427,399
Illinois Tool Works, Inc.	10,867	1,765,888
Ingersoll Rand, Inc. (b)	12,779	371,613
Otis Worldwide Corp. (b)	15,034	765,381
PACCAR, Inc.	12,743	882,198
Parker-Hannifin Corp.	4,716	745,694
Pentair PLC	6,202	214,527
Snap-On, Inc.	2,037	265,401
Stanley Black & Decker, Inc.	5,719	630,234
Westinghouse Air Brake Technologies Corp.	6,692	377,563
Xylem, Inc.	6,617	475,762

		13,238,379

Media 1.2%
Charter Communications, Inc., Class A (b)	5,691	2,818,354
Comcast Corp., Class A	167,786	6,313,787
Discovery, Inc. (b)
Class A	5,806	130,171
Class C	12,429	253,676
DISH Network Corp., Class A (b)	9,475	237,017
Fox Corp.
Class A	12,803	331,214
Class B (b)	5,972	152,644
Interpublic Group of Cos., Inc.	14,234	241,693
News Corp.
Class A	14,397	142,674
Class B	4,494	45,929
Omnicom Group, Inc.	8,101	462,000
ViacomCBS, Inc., Class B	19,832	342,300

		11,471,459

Metals & Mining 0.3%
Freeport-McMoRan, Inc.	53,348	471,063
Newmont Corp.	30,144	1,792,965
Nucor Corp.	11,209	461,699

		2,725,727

Multi-Utilities 1.0%
Ameren Corp.	9,032	657,078
CenterPoint Energy, Inc.	18,472	314,578
CMS Energy Corp.	10,435	595,734
Consolidated Edison, Inc.	12,263	966,324
Dominion Energy, Inc.	31,111	2,399,592
DTE Energy Co.	7,118	738,421
NiSource, Inc.	14,191	356,336
Public Service Enterprise Group, Inc.	18,589	942,648
Sempra Energy	10,420	1,290,517

14	MainStay MacKay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Multi-Utilities (continued)
WEC Energy Group, Inc.	11,603	$1,050,652

		9,311,880

Multiline Retail 0.5%
Dollar General Corp.	9,503	1,665,876
Dollar Tree, Inc. (b)	8,737	696,077
Kohl’s Corp.	5,962	110,058
Nordstrom, Inc. (a)	3,867	72,622
Target Corp.	18,843	2,067,831

		4,612,464

Oil, Gas & Consumable Fuels 2.7%
Apache Corp.	13,824	180,818
Cabot Oil & Gas Corp.	15,572	336,667
Chevron Corp.	69,884	6,429,328
Concho Resources, Inc.	7,378	418,480
ConocoPhillips	40,555	1,707,366
Devon Energy Corp.	14,338	178,795
Diamondback Energy, Inc.	6,017	261,980
EOG Resources, Inc.	21,343	1,014,006
Exxon Mobil Corp.	156,375	7,266,746
Hess Corp.	9,553	464,658
HollyFrontier Corp.	5,589	184,661
Kinder Morgan, Inc.	71,601	1,090,483
Marathon Oil Corp.	30,092	184,163
Marathon Petroleum Corp.	24,000	769,920
Noble Energy, Inc.	17,591	172,568
Occidental Petroleum Corp.	32,930	546,638
ONEOK, Inc.	15,181	454,367
Phillips 66	16,559	1,211,622
Pioneer Natural Resources Co.	6,194	553,186
Valero Energy Corp.	15,347	972,232
Williams Cos., Inc.	44,565	863,224

		25,261,908

Personal Products 0.2%
Coty, Inc., Class A	11,056	60,255
Estee Lauder Cos., Inc., Class A	8,246	1,454,595

		1,514,850

Pharmaceuticals 4.9%
Allergan PLC	12,111	2,268,875
Bristol-Myers Squibb Co.	83,824	5,097,337
Eli Lilly & Co.	31,363	4,849,974
Johnson & Johnson	97,879	14,685,765
Merck & Co., Inc.	94,096	7,465,577
Mylan N.V. (b)	18,958	317,926
Perrigo Co. PLC	5,030	268,099
Pfizer, Inc.	204,532	7,845,847
Zoetis, Inc.	17,606	2,276,632

		45,076,032

	Shares	Value
Professional Services 0.3%
Equifax, Inc.	4,441	$616,855
IHS Markit, Ltd.	14,806	996,444
Nielsen Holdings PLC	13,075	192,595
Robert Half International, Inc.	4,275	202,079
Verisk Analytics, Inc.	6,018	919,731

		2,927,704

Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A (b)	12,417	533,062

Road & Rail 1.0%
CSX Corp.	28,990	1,920,008
J.B. Hunt Transport Services, Inc.	3,199	323,483
Kansas City Southern	3,570	466,063
Norfolk Southern Corp.	9,638	1,649,062
Old Dominion Freight Line, Inc.	3,537	513,891
Union Pacific Corp.	25,723	4,110,278

		8,982,785

Semiconductors & Semiconductor Equipment 4.4%
Advanced Micro Devices, Inc. (b)	43,235	2,265,082
Analog Devices, Inc.	13,600	1,490,560
Applied Materials, Inc.	34,435	1,710,731
Broadcom, Inc.	14,830	4,028,125
Intel Corp.	158,800	9,524,824
KLA Corp.	5,832	956,973
Lam Research Corp.	5,334	1,361,663
Maxim Integrated Products, Inc.	10,019	550,845
Microchip Technology, Inc.	8,748	767,462
Micron Technology, Inc. (b)	40,703	1,949,267
NVIDIA Corp.	22,620	6,611,373
Qorvo, Inc. (b)	4,381	429,469
QUALCOMM, Inc.	42,105	3,312,400
Skyworks Solutions, Inc.	6,353	659,950
Texas Instruments, Inc.	34,507	4,005,227
Xilinx, Inc.	9,339	816,229

		40,440,180

Software 8.4%
Adobe, Inc. (b)	17,948	6,347,131
ANSYS, Inc. (b)	3,163	828,168
Autodesk, Inc. (b)	8,076	1,511,262
Cadence Design Systems, Inc. (b)	10,334	838,397
Citrix Systems, Inc.	4,253	616,727
Fortinet, Inc. (b)	5,248	565,419
Intuit, Inc.	9,620	2,595,572
Microsoft Corp.	281,951	50,528,439
NortonLifeLock, Inc.	20,510	436,248
Oracle Corp.	78,605	4,163,707
Paycom Software, Inc. (b)	1,813	473,229
salesforce.com, Inc. (b)	33,227	5,381,113
ServiceNow, Inc. (b)	6,907	2,428,087

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Software (continued)
Synopsys, Inc. (b)	5,513	$866,203

		77,579,702

Specialty Retail 2.2%
Advance Auto Parts, Inc.	2,640	319,202
AutoZone, Inc. (b)	884	901,963
Best Buy Co., Inc.	8,545	655,658
CarMax, Inc. (b)	6,112	450,149
Gap, Inc.	7,784	63,206
Home Depot, Inc.	40,316	8,862,666
L Brands, Inc.	8,433	100,268
Lowe’s Cos., Inc.	28,452	2,980,347
O’Reilly Automotive, Inc. (b)	2,823	1,090,638
Ross Stores, Inc.	13,517	1,234,913
Tiffany & Co.	3,973	502,585
TJX Cos., Inc.	44,599	2,187,581
Tractor Supply Co.	4,435	449,842
Ulta Beauty, Inc. (b)	2,171	473,104

		20,272,122

Technology Hardware, Storage & Peripherals 5.2%
Apple, Inc. (c)	154,365	45,352,437
Hewlett Packard Enterprise Co.	48,362	486,522
HP, Inc.	53,221	825,458
NetApp, Inc.	8,213	359,483
Seagate Technology PLC	8,567	427,921
Western Digital Corp.	10,773	496,420
Xerox Holdings Corp. (b)	7,026	128,505

		48,076,746

Textiles, Apparel & Luxury Goods 0.6%
Capri Holdings, Ltd. (b)	5,552	84,668
Hanesbrands, Inc.	13,295	132,152
NIKE, Inc., Class B	46,226	4,029,983
PVH Corp.	2,755	135,629
Ralph Lauren Corp.	1,841	135,829
Tapestry, Inc.	10,223	152,118
Under Armour, Inc. (b)
Class A	6,914	72,044
Class C	7,144	66,225
VF Corp.	11,976	695,805

		5,504,453

Tobacco 0.8%
Altria Group, Inc.	68,810	2,700,792
Philip Morris International, Inc.	57,651	4,300,765

		7,001,557

Trading Companies & Distributors 0.2%
Fastenal Co.	21,049	762,395
United Rentals, Inc. (b)	2,893	371,750
W.W. Grainger, Inc.	1,631	449,471

		1,583,616

	Shares	Value
Water Utilities 0.1%
American Water Works Co., Inc.	6,637	$807,657

Wireless Telecommunication Services 0.1%
T-Mobile U.S., Inc. (b)	14,050	1,233,590

Total Common Stocks (d) (Cost $265,811,564)		891,358,533

Short-Term Investments 3.8%
Affiliated Investment Company 0.2%
MainStay U.S. Government Liquidity Fund, 0.01% (e)	1,733,609	1,733,609

Total Affiliated Investment Company (Cost $1,733,609)		1,733,609

Unaffiliated Investment Company 0.0%‡
State Street Navigator Securities Lending Government Money Market Portfolio, 0.19% (e)(f)	439,595	439,595

Total Unaffiliated Investment Company (Cost $439,595)		439,595

	Principal Amount
U.S. Governments 3.6%
United States Treasury Bills (g)
0.004%, due 7/30/20 (c)	$200,000	199,953
0.043%, due 7/2/20	1,600,000	1,599,752
0.046%, due 7/2/20	600,000	599,907
0.052%, due 7/2/20	2,100,000	2,099,674
0.056%, due 7/2/20	300,000	299,953
0.062%, due 7/30/20 (c)	300,000	299,929
0.069%, due 7/2/20	1,300,000	1,299,798
0.073%, due 7/2/20	1,200,000	1,199,814
0.074%, due 7/2/20	100,000	99,985
0.087%, due 7/2/20	700,000	699,891
0.09%, due 7/2/20	100,000	99,985
0.09%, due 7/2/20	16,000,000	15,997,520
0.096%, due 7/2/20	1,300,000	1,299,798
0.096%, due 7/30/20 (c)	2,700,000	2,699,359
0.098%, due 7/30/20 (c)	400,000	399,905
0.105%, due 7/2/20	1,800,000	1,799,721
0.117%, due 7/30/20 (c)	200,000	199,953
0.203%, due 7/2/20	2,300,000	2,299,643

Total U.S. Governments (Cost $33,198,939)		33,194,540

Total Short-Term Investments (Cost $35,372,143)		35,367,744

Total Investments (Cost $301,183,707)	100.3%	926,726,277
Other Assets, Less Liabilities	(0.3)	(3,113,246)
Net Assets	100.0%	$923,613,031

16	MainStay MacKay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)

All or a portion of this security was held on loan. As of April 30, 2020, the aggregate market value of securities on loan was $500,975; the total market value of collateral held by the Fund was $537,564. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $97,969 (See Note 2(I)).

(b)	Non-income producing security.

(c)	Represents a security which was maintained at the broker as collateral for futures contracts.
(d)	The combined market value of common stocks and notional value of Standard & Poor’s 500 Index futures contracts represents 100.2% of the Portfolio’s net assets.

(e)	Current yield as of April 30, 2020.

(f)	Represents a security purchased with cash collateral received for securities on loan.
(g)	Interest rate shown represents yield to maturity.

Futures Contracts

As of April 30, 2020, the Portfolio held the following futures contracts:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[1]

Long Contracts
S&P 500 Index Mini	223	June 2020	$26,368,307	$32,361,760	$5,993,453

1.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2020.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2020, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$891,358,533	$—	$—	$891,358,533
Short-Term Investments
Affiliated Investment Company	1,733,609	—	—	1,733,609
Unaffiliated Investment Company	439,595	—	—	439,595
U.S. Government	—	33,194,540	—	33,194,540

Total Short-Term Investments	2,173,204	33,194,540	—	35,367,744

Total Investments in Securities	893,531,737	33,194,540	—	926,726,277

Other Financial Instruments
Futures Contracts (b)	5,993,453	—	—	5,993,453

Total Investments in Securities and Other Financial Instruments	$899,525,190	$33,194,540	$—	$932,719,730

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Assets and Liabilities as of April 30, 2020 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $299,450,098) including securities on loan of $500,975	$924,992,668
Investment in affiliated investment company, at value (identified cost $1,733,609)	1,733,609
Receivables:
Fund shares sold	1,633,418
Dividends	756,805
Securities lending	432
Other assets	47,831

Total assets	929,164,763

Liabilities
Due to custodian	1,699,747
Cash collateral received for securities on loan	439,595
Payables:
Fund shares redeemed	2,472,586
Variation margin on futures contracts	430,391
Transfer agent (See Note 3)	173,842
NYLIFE Distributors (See Note 3)	113,289
Manager (See Note 3)	106,189
Shareholder communication	46,004
Professional fees	30,999
Investment securities purchased	24,944
Trustees	2,492
Custodian	530
Accrued expenses	11,124

Total liabilities	5,551,732

Net assets	$923,613,031

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$22,641
Additional paid-in capital	204,815,236

204,837,877
Total distributable earnings (loss)	718,775,154

Net assets	$923,613,031

Class A
Net assets applicable to outstanding shares	$533,080,931

Shares of beneficial interest outstanding	13,146,218

Net asset value per share outstanding	$40.55
Maximum sales charge (3.00% of offering price)	1.25

Maximum offering price per share outstanding	$41.80

Investor Class
Net assets applicable to outstanding shares	$55,057,841

Shares of beneficial interest outstanding	1,360,964

Net asset value per share outstanding	$40.46
Maximum sales charge (3.00% of offering price)	1.25

Maximum offering price per share outstanding	$41.71

Class I
Net assets applicable to outstanding shares	$335,474,259

Shares of beneficial interest outstanding	8,133,878

Net asset value and offering price per share outstanding	$41.24

18	MainStay MacKay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated	$9,880,044
Interest	45,708
Dividends-affiliated	2,842
Securities lending	1,817
Other	25

Total income	9,930,436

Expenses
Manager (See Note 3)	773,085
Distribution/Service—Class A (See Note 3)	694,113
Distribution/Service—Investor Class (See Note 3)	67,352
Transfer agent (See Note 3)	488,147
Professional fees	54,398
Registration	37,012
Shareholder communication	33,018
Custodian	24,593
Trustees	12,529
Miscellaneous	28,776

Total expenses before waiver/reimbursement	2,213,023
Expense waiver/reimbursement from Manager (See Note 3)	(43,982)

Net expenses	2,169,041

Net investment income (loss)	7,761,395

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Unaffiliated investment transactions	87,569,073
Futures transactions	1,349,584

Net realized gain (loss) on investments and futures transactions	88,918,657

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(117,295,557)
Futures contracts	5,895,555

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(111,400,002)

Net realized and unrealized gain (loss) on investments and futures transactions	(22,481,345)

Net increase (decrease) in net assets resulting from operations	$(14,719,950)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statements of Changes in Net Assets

for the six months ended April 30, 2020 (Unaudited) and the year ended October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$7,761,395	$16,041,754
Net realized gain (loss) on investments and futures transactions	88,918,657	172,513,379
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(111,400,002)	(65,769,039)

Net increase (decrease) in net assets resulting from operations	(14,719,950)	122,786,094

Distributions to shareholders:
Class A	(87,928,163)	(60,986,418)
Investor Class	(8,636,257)	(5,025,851)
Class I	(62,882,463)	(68,053,474)

Total distributions to shareholders	(159,446,883)	(134,065,743)

Capital share transactions:
Net proceeds from sale of shares	163,739,579	176,855,946
Net asset value of shares issued to shareholders in reinvestment of distributions	157,435,895	132,327,267
Cost of shares redeemed	(237,522,928)	(429,183,530)
Increase (decrease) in net assets derived from capital share transactions	83,652,546	(120,000,317)

Net increase (decrease) in net assets	(90,514,287)	(131,279,966)

Net Assets
Beginning of period	1,014,127,318	1,145,407,284

End of period	$923,613,031	$1,014,127,318

20	MainStay MacKay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class A	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$49.60		$49.27	$53.27	$47.57	$48.27	$46.85

Net investment income (loss) (a)	0.33		0.67	0.69	0.65	0.74	0.70

Net realized and unrealized gain (loss) on investments	(1.58)		5.52	2.61	9.47	1.06	1.44

Total from investment operations	(1.25)		6.19	3.30	10.12	1.80	2.14

Less distributions:

From net investment income	(0.91)		(0.77)	(0.79)	(1.07)	(0.74)	(0.63)

From net realized gain on investments	(6.89)		(5.09)	(6.51)	(3.35)	(1.76)	(0.09)

Total distributions	(7.80)		(5.86)	(7.30)	(4.42)	(2.50)	(0.72)

Net asset value at end of period	$40.55		$49.60	$49.27	$53.27	$47.57	$48.27

Total investment return (b)	(3.35%)		13.80%	6.77%	22.93%	3.92%	4.60%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.52	% ††	1.44%	1.39%	1.33%	1.60%	1.48%

Net expenses (c)	0.53	% ††	0.54%	0.54%	0.60%	0.60%	0.60%

Expenses (before waiver/reimbursement) (c)	0.53	% ††	0.54%	0.54%	0.64%	0.61%	0.60%

Portfolio turnover rate	6%		3%	3%	3%	4%	4%

Net assets at end of period (in 000’s)	$533,081		$559,780	$511,043	$527,768	$597,791	$566,621

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,

Investor Class	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$49.50		$49.18	$53.18	$47.51	$48.22	$46.81

Net investment income (loss) (a)	0.29		0.59	0.62	0.63	0.69	0.65

Net realized and unrealized gain (loss) on investments	(1.57)		5.52	2.58	9.43	1.05	1.44

Total from investment operations	(1.28)		6.11	3.20	10.06	1.74	2.09

Less distributions:

From net investment income	(0.87)		(0.70)	(0.69)	(1.04)	(0.69)	(0.59)

From net realized gain on investments	(6.89)		(5.09)	(6.51)	(3.35)	(1.76)	(0.09)

Total distributions	(7.76)		(5.79)	(7.20)	(4.39)	(2.45)	(0.68)

Net asset value at end of period	$40.46		$49.50	$49.18	$53.18	$47.51	$48.22

Total investment return (b)	(3.43%)		13.62%	6.58%	22.81%	3.81%	4.49%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.35	% ††	1.26%	1.23%	1.29%	1.49%	1.37%

Net expenses (c)	0.70	% ††	0.70%	0.70%	0.70%	0.70%	0.70%

Expenses (before waiver/reimbursement) (c)	0.86	% ††	0.89%	0.87%	0.82%	0.84%	0.81%

Portfolio turnover rate	6%		3%	3%	3%	4%	4%

Net assets at end of period (in 000’s)	$55,058		$54,505	$41,907	$38,052	$46,999	$39,219

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class I	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$50.38		$49.97	$53.93	$48.12	$48.81	$47.35

Net investment income (loss) (a)	0.39		0.81	0.83	0.78	0.87	0.83

Net realized and unrealized gain (loss) on investments	(1.61)		5.59	2.64	9.56	1.06	1.46

Total from investment operations	(1.22)		6.40	3.47	10.34	1.93	2.29

Less distributions:

From net investment income	(1.03)		(0.90)	(0.92)	(1.18)	(0.86)	(0.74)

From net realized gain on investments	(6.89)		(5.09)	(6.51)	(3.35)	(1.76)	(0.09)

Total distributions	(7.92)		(5.99)	(7.43)	(4.53)	(2.62)	(0.83)

Net asset value at end of period	$41.24		$50.38	$49.97	$53.93	$48.12	$48.81

Total investment return (b)	(3.24%)		14.08%	7.05%	23.20%	4.17%	4.88%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.78	% ††	1.74%	1.64%	1.58%	1.88%	1.74%

Net expenses (c)	0.28	% ††	0.29%	0.29%	0.35%	0.35%	0.35%

Expenses (before waiver/reimbursement) (c)	0.28	% ††	0.29%	0.29%	0.39%	0.35%	0.35%

Portfolio turnover rate	6%		3%	3%	3%	4%	4%

Net assets at end of period (in 000’s)	$335,474		$399,842	$592,457	$717,528	$755,952	$1,403,507

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

22	MainStay MacKay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-one funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay S&P 500 Index Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has four classes of shares registered for sale. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R6 shares were registered for sale effective as of February 28, 2017. As of April 30, 2020, Class R6 shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. As disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class A and Investor Class shares are subject to a distribution and/or service fee. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500® Index.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

23

Notes to Financial Statements (Unaudited) (continued)

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2020 is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2020, no securities held by the Fund were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using

24	MainStay MacKay S&P 500 Index Fund

the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of April 30, 2020, the Fund did not hold any repurchase agreements.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a

25

Notes to Financial Statements (Unaudited) (continued)

certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. Open futures contracts held as of April 30, 2020, are shown in the Portfolio of Investments.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2020, the Fund had securities on loan with an aggregate market value of $500,975; the total market value of collateral held by the Fund was $537,564. The market value of the collateral held included non-cash collateral, in the form of U.S. Treasury securities, with a value of $97,969 and cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $439,595.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts in order to provide an efficient means of maintaining liquidity while remaining fully invested in the market. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2020:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total

Futures Contracts	Net Assets— Net unrealized appreciation on investments and futures contracts (a)	$5,993,453	$5,993,453

Total Fair Value		$5,993,453	$5,993,453

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

26	MainStay MacKay S&P 500 Index Fund

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2020:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$1,349,584	$1,349,584

Total Realized Gain (Loss)		$1,349,584	$1,349,584

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$5,895,555	$5,895,555

Total Change in Unrealized Appreciation (Depreciation)		$5,895,555	$5,895,555

Average Notional Amount

	Equity Contracts Risk	Total

Futures Contracts Long	$15,816,442	$15,816,442

(L)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.16% up to $2.5 billion and 0.15% in excess of $2.5 billion. During the six-month period ended April 30, 2020, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.16%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses for Class A shares do not exceed 0.60% of the Fund’s average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except for Class R6. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Investor Class shares do not exceed 0.70% of the Fund’s average daily net assets. This voluntary waiver and/or reimbursement may be discontinued at any time without notice.

During the six-month period ended April 30, 2020, New York Life Investments earned fees from the Fund in the amount of $773,085 and waived its fees and/or reimbursed certain class specific expenses in the amount of $43,982 and paid the Subadvisor in the amount of $364,551.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

27

Notes to Financial Statements (Unaudited) (continued)

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2020 were $65,607 and $19,921, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares during the six-month period ended April 30, 2020, of $7,297.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of

New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. Effective November 1, 2019, New York Life Investments contractually agreed to limit the transfer agency expenses charged to each of the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis (excluding small account fees) after deducting any other applicable expense cap reimbursements or transfer agency waivers. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2020, transfer agent expenses incurred by the Fund and any applicable waivers, were as follows:

Class	Expense	Waived
Class A	$229,834	$—
Investor Class	111,454	—
Class I	146,859	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period

MainStay U.S. Government Liquidity Fund	$—	$116,055	$(114,321)	$—	$—	$1,734	$3	$—	1,734

Note 4–Federal Income Tax

As of April 30, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$307,581,429	$641,286,427	$(22,141,579)	$619,144,848

During the year ended October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019

Distributions paid from:
Ordinary Income	$19,817,199
Long-Term Capital Gain	114,248,544
Total	$134,065,743

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

28	MainStay MacKay S&P 500 Index Fund

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2020, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2020, purchases and sales of securities, other than short-term securities, were $55,594 and $142,730, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended April 30, 2020 and the year ended October 31, 2019, were as follows:

Class A	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	1,439,377	$59,704,855
Shares issued to shareholders in reinvestment of distributions	2,012,029	86,134,975
Shares redeemed	(1,710,750)	(69,598,146)

Net increase (decrease) in shares outstanding before conversion	1,740,656	76,241,684
Shares converted into Class A (See Note 1)	133,639	5,667,882
Shares converted from Class A (See Note 1)	(12,993)	(520,144)

Net increase (decrease)	1,861,302	$81,389,422

Year ended October 31, 2019:
Shares sold	1,890,827	$88,707,493
Shares issued to shareholders in reinvestment of distributions	1,321,239	59,389,687
Shares redeemed	(2,434,394)	(113,380,629)

Net increase (decrease) in shares outstanding before conversion	777,672	34,716,551
Shares converted into Class A (See Note 1)	166,343	7,798,219
Shares converted from Class A (See Note 1)	(30,696)	(1,437,972)

Net increase (decrease)	913,319	$41,076,798

Investor Class	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	292,912	$12,042,138
Shares issued to shareholders in reinvestment of distributions	201,952	8,629,398
Shares redeemed	(110,760)	(4,498,531)

Net increase (decrease) in shares outstanding before conversion	384,104	16,173,005
Shares converted into Investor Class (See Note 1)	9,603	380,535
Shares converted from Investor Class (See Note 1)	(133,890)	(5,667,882)

Net increase (decrease)	259,817	$10,885,658

Year ended October 31, 2019:
Shares sold	490,967	$22,997,263
Shares issued to shareholders in reinvestment of distributions	111,752	5,020,026
Shares redeemed	(217,808)	(10,326,169)

Net increase (decrease) in shares outstanding before conversion	384,911	17,691,120
Shares converted into Investor Class (See Note 1)	30,741	1,437,972
Shares converted from Investor Class (See Note 1)	(166,581)	(7,798,219)

Net increase (decrease)	249,071	$11,330,873

29

Notes to Financial Statements (Unaudited) (continued)

Class I	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	2,423,264	$91,992,586
Shares issued to shareholders in reinvestment of distributions	1,440,725	62,671,522
Shares redeemed	(3,669,313)	(163,426,251)

Net increase in shares outstanding before conversion	194,676	(8,762,143)
Shares converted into Class I (See Note 1)	3,357	139,609

Net increase (decrease)	198,033	$(8,622,534)

Year ended October 31, 2019:
Shares sold	1,422,312	$65,151,190
Shares issued to shareholders in reinvestment of distributions	1,491,055	67,917,554
Shares redeemed	(6,833,596)	(305,476,732)

Net increase (decrease)	(3,920,229)	$(172,407,988)

Note 10–Litigation

The Fund has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Fund, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Fund is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Fund as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On November 5, 2014, the Second Circuit Court of Appeals held an oral argument on appeal. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the District Court’s dismissal of those lawsuits, but on different grounds than the District Court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, the plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the District Court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to the plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020, which was denied on February 6, 2020.

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, but the plaintiff has asked the Court to direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request.

On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. On June 18, 2018, the District Court ordered that the request would be stayed pending further action by the Second Circuit in the still-pending

30	MainStay MacKay S&P 500 Index Fund

appeal, discussed above. On December 18, 2018, the plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating the plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the Court held a case management conference, during which the Court stated that it would not lift the stay prior to further action from the Second Circuit. The Court stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the Court ordered the parties still facing pending claims to participate in a mediation. On March 27, 2019, the Court held a telephone conference and decided to allow the plaintiff to file a motion for leave to amend. On April 4, 2019, the plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to the plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. The Court denied leave to amend the complaint on April 23, 2019. On June 13, 2019, the Court entered judgment pursuant to Rule 54(b), which would permit an appeal of the Court’s dismissal of the claim against the shareholder defendants. On July 15, 2019, the Trustee filed a notice of appeal to the Second Circuit. Appellant filed his brief on January 7, 2020. The shareholder defendants’ brief is currently due April 27, 2020. In addition, the District Court has entered two bar orders in connection with the plaintiff’s settlement with certain non-shareholder defendants. The orders bar claims against the settling defendants, but contain a judgment reduction provision that preserves the value of any potential claim by a shareholder defendant against a settling defendant. Specifically, the judgment reduction provision reduces the amount of money recoverable against a shareholder defendant to the extent the shareholder defendant could have recovered on a claim against a settling defendant.

The value of the proceeds received by the Fund in connection with the LBO and the Fund’s cost basis in shares of Tribune was as follows:

Fund	Proceeds	Cost Basis
MainStay MacKay S&P 500 Index Fund*	$1,025,100	$907,116

*	Inclusive of payments received into MainStay Equity Index Fund prior to its acquisition by the Fund.

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Fund’s net asset value.

Note 11–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework— Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of April 30, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2020, events and transactions subsequent to April 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 13–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19 is uncertain and could adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay MacKay S&P 500 Index Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to the Fund’s shareholders.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity

32	MainStay MacKay S&P 500 Index Fund

to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).

The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Fund. The Board evaluated MacKay’s experience in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay, and New York Life Investments’ and MacKay’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments and MacKay believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, generally placing greater emphasis on the Fund’s long-term performance track record. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to MacKay as well as discussions between the

33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay

The Board considered information provided by New York Life Investments and MacKay with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life

Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and MacKay and their affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic

34	MainStay MacKay S&P 500 Index Fund

Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past six years.

Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

35

Discussion of the Operation and Effectiveness of the Fund’s Liquidity Risk

Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund’s liquidity risk. The Board of Trustees of MainStay Funds Trust (the “Board”) designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments and (iii) the Fund’s investment strategy continues to be appropriate for an open-end fund.

In accordance with the Program, the Fund’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

36	MainStay MacKay S&P 500 Index Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

37

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay Short Term Bond Fund4

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund5

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund6

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund7

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund8

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.9

Brussels, Belgium

Candriam Luxembourg S.C.A.9

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC9

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC9

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective August 31, 2020, MainStay MacKay Infrastructure Bond Fund will be renamed MainStay MacKay U.S. Infrastructure Bond Fund.
4.	Formerly known as MainStay Indexed Bond Fund.
5.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
6.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
7.	Effective July 31, 2020, MainStay Growth Allocation Fund will be renamed MainStay Equity Allocation Fund.
8.	Effective July 31, 2020, MainStay Moderate Growth Allocation Fund will be named MainStay Growth Allocation Fund.
9.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1737109 MS086-20	MSSP10-06/20 (NYLIM) NL226

MainStay MacKay Short Duration High Yield Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Financial markets experienced high levels of volatility in response to the spreading of a novel coronavirus, which causes the disease known as COVID-19, and a sharpening decline in global economic activity during the six months ended April 30, 2020.

After gaining ground during the first three and a half months of the reporting period, most broad stock and bond indices began to dip in late February as a growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crises; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment.

In the United States, with the number of reported U.S. COVID-19 cases continuing to rise, the Federal Reserve (“Fed”) cut interest rates twice and announced unlimited quantitative easing. In late March, the federal government declared a national emergency as unemployment claims increased by 22 million in a four-week period, and Congress passed and the President signed the CARES Act to provide a $2 trillion stimulus package, with the promise of further aid for consumers and businesses to come. Investors generally responded positively to the government’s fiscal and monetary measures, as well as prospects for a gradual lessening of restrictions on non-essential businesses. Accordingly, despite mounting signs of recession and rapidly rising unemployment levels, in April, markets regained some of the ground that they had lost in the previous month.

For the reporting period as a whole, U.S. equity indices produced broadly negative performance. Traditionally more volatile small- and mid-cap stocks were particularly hard hit, and value stocks tended to underperform their growth-oriented counterparts. The energy sector suffered the steepest declines due to weakening demand and an escalating petroleum price war between Saudi Arabia and Russia, the world’s second and third largest petroleum producers after the United States. Most other sectors sustained substantial, though milder losses.

The health care and information technology sectors, both of which rebounded strongly in April, generally ended the reporting period in positive territory. International equities followed patterns similar to those seen in the United States, with a decline in March followed by a partial recovery in April. Overall, however, U.S. stocks ended the reporting period with milder losses than those of most other developed and developing economies.

Fixed-income markets also experienced unusually high levels of volatility. Corporate bonds lost value in March before partly recovering in April, with speculative high-yield credit facing the brunt of risk-off investor sentiment. High-grade municipal bonds dipped briefly in mid-March before regaining most of the lost ground, outperforming lower-grade, higher-yielding municipal securities. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. At the opposite end of the fixed-income risk spectrum, emerging-market debt underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the curve of the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so that they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2020

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Since Inception	Gross Expense Ratio[2]

Class A Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	12/17/2012	–9.85 –7.07%	–8.20 –5.36%	1.66 2.28%	2.60 3.03%	1.05 1.05%
Investor Class Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	12/17/2012	–9.89 –7.11	–8.28 –5.45	1.58 2.20	2.49 2.92	1.12 1.12
Class C Shares	Maximum 1% CDSC if Redeemed Within 18 months of Purchase	With sales charges Excluding sales charges	12/17/2012	–8.36 –7.45	–6.96 –6.06	1.44 1.44	2.17 2.17	1.87 1.87
Class I Shares	No Sales Charge		12/17/2012	–6.95	–5.12	2.54	3.27	0.80
Class R2 Shares	No Sales Charge		12/17/2012	–7.11	–5.35	2.18	2.92	1.15
Class R3 Shares	No Sales Charge		2/29/2016	–7.23	–5.69	3.35	3.35	1.40

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception

ICE BofAML 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index[3]	–6.96%	–4.69%	2.66%	3.45%
Morningstar High Yield Bond Category Average[4]	–7.78	–5.67	2.15	2.95

3.

ICE BofAML 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index is the Fund’s primary broad-based securities market index for comparison purposes. The ICE BofAML 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index generally tracks the performance of BB-B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Morningstar High Yield Bond Category Average is representative of funds that concentrate on lower-quality bonds, which are riskier than those of higher-quality companies. These portfolios primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB and below. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Short Duration High Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Short Duration High Yield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2019, to April 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2019, to April 30, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/19	Ending Account Value (Based on Actual Returns and Expenses) 4/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$929.30	$4.89	$1,019.79	$5.12	1.02%

Investor Class Shares	$1,000.00	$928.90	$5.28	$1,019.39	$5.52	1.10%

Class C Shares	$1,000.00	$925.50	$8.86	$1,015.66	$9.27	1.85%

Class I Shares	$1,000.00	$930.50	$3.70	$1,021.03	$3.87	0.77%

Class R2 Shares	$1,000.00	$928.90	$5.37	$1,019.29	$5.62	1.12%

Class R3 Shares	$1,000.00	$927.70	$6.57	$1,018.05	$6.87	1.37%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of April 30, 2020 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings or Issuers Held as of April 30, 2020 (excluding short-term investment) (Unaudited)

1.	Sprint Corp., 7.875%, due 9/15/23

2.	HCA, Inc., 5.375%–7.58%, due 5/1/23–9/15/25

3.	T-Mobile USA, Inc., 4.00%–6.50%, due 4/15/22–4/15/25

4.	MGM Growth Properties Operating Partnership, L.P. / MGP Finance Co-Issuer, Inc., 5.625%, due 5/1/24

5.	Grinding Media, Inc. / Moly-Cop AltaSteel, Ltd., 7.375%, due 12/15/23
6.	CenturyLink, Inc., 5.80%–6.75%, due 6/15/21–12/1/23

7.	Bass Pro Group LLC, 6.072%, due 9/25/24

8.	Icahn Enterprises L.P. / Icahn Enterprises Finance Corp., 4.75%–6.75%, due 2/1/22–9/15/24

9.	CSC Holdings LLC, 5.25%–5.875%, due 9/15/22–6/1/24

10.	Dish Network Corp., 2.375%, due 3/15/24

8	MainStay MacKay Short Duration High Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Andrew Susser of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Short Duration High Yield Fund perform relative to its benchmark and peer group during the six months ended April 30, 2020?

For the six months ended April 30, 2020, Class I shares of MainStay MacKay Short Duration High Yield Fund returned –6.95%, outperforming the -6.96% return of the Fund’s primary benchmark, the ICE BofAML 1–5 Year BB-B U.S. High Yield Corporate Cash Pay Index. Over the same period, Class I shares also outperformed the –7.78% return of the Morningstar High Yield Bond Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

During the reporting period, the Fund outperformed the benchmark largely due to favorable security selection in the energy sector, the weakest performing sector of the market. Security selection within the transportation, consumer goods and leisure sectors also enhanced relative performance.

In the first quarter of 2020, the U.S. high-yield market experienced volatility not seen since the financial crisis of 2008 as the COVID-19 pandemic continued to spread fear, wreak havoc on the global economy and shake investor sentiment. The ICE BofAML 1–5 Year BB-B U.S. High Yield Corporate Cash Pay Index declined nearly 18% in the first three weeks of March before rebounding almost 7% in the final week. The market then continued to gain ground in April.

The U.S. Federal Reserve (“Fed”) played a significant role in the recovery of credit markets through unprecedented actions. Through the first three weeks of March, liquidity worsened as an intense sell-off in equities and stress in the investment-grade bond market pressured high-yield securities. The reversal started on March 23, triggered by the Fed’s announcement that it would begin buying investment-grade corporate bonds and exchange-traded funds (“ETFs”). The easing of stress in the investment-grade market carried over to the high-yield sector. Further, on April 9, the Fed announced more wide-ranging measures, including extending loans to companies and a further expansion of its direct purchase program to include recent “fallen angels” (which are credit securities downgraded from investment grade to high yield), syndicated loans and high-yield ETFs.

What was the Fund’s duration2 strategy during the reporting period?

The Fund’s duration positioning is the result of our bottom-up investment process. As of April 30, 2020, the Fund’s duration was 2.2 years, slightly below that of the ICE BofAML 1–5 Year BB-B U.S. High Yield Corporate Cash Pay Index.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

As mentioned above, the strongest positive contribution to the Fund’s performance relative to the benchmark came from favorable security selection in the lagging energy sector. (Contributions take weightings and total returns into account.) Security selection in the transportation, leisure and consumer goods sectors also contributed positively to relative performance. Conversely, security selection in the capital goods, financial services and automotive sectors detracted from relative performance over the reporting period.

What were some of the Fund’s largest purchases and sales during the reporting period?

During the reporting period the Fund focused on purchases of crossover investment-grade and fallen angel credits that traded at attractive spreads.3 For example, the Fund purchased bonds from Kraft Heinz after the issuer was downgraded from investment grade. The Fund also purchased bonds issued by natural gas exploration producer EQT late in the reporting period after prices had fallen to levels we considered attractive. Over the same period, the Fund trimmed positions in areas deeply affected by the pandemic, such as American Axle & Manufacturing in the automotive sector and Boyd Gaming in the gaming sector.

How did the Fund’s sector weightings change during the reporting period?

There were no material changes to the Fund’s sector weightings during the reporting period. Relatively minor changes included a decrease in exposure to telecommunications due to a large issuer’s bond being called, as well as small decreases in retail and automotive exposure. During the same period, the Fund marginally increased its exposure to the health care and technology sectors.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2020, the Fund held overweight positions relative to the ICE BofAML 1–5 Year BB-B U.S. High Yield Corporate Cash Pay Index in the basic industry, leisure and media sectors. As of the same date, the Fund held underweight positions relative to its benchmark in the automotive, banking and services sectors.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments April 30, 2020 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 94.1%† Convertible Bonds 1.7%
Investment Company 0.2%
Ares Capital Corp. 3.75%, due 2/1/22	$2,000,000	$1,923,000

Media 1.5%
Dish Network Corp. 2.375%, due 3/15/24	21,650,000	18,283,882

Total Convertible Bonds (Cost $21,300,436)		20,206,882

Corporate Bonds 75.6%
Aerospace & Defense 1.1%
F-Brasile S.p.A. / F-Brasile U.S. LLC 7.375%, due 8/15/26 (a)	5,500,000	3,753,750
Howmet Aerospace, Inc. 6.875%, due 5/1/25	1,000,000	1,019,765
Spirit AeroSystems, Inc. 7.50%, due 4/15/25 (a)	1,700,000	1,674,500
SSL Robotics LLC 9.75%, due 12/31/23 (a)	1,000,000	1,062,000
TransDigm, Inc. 6.50%, due 7/15/24	6,545,000	6,045,944

		13,555,959

Apparel 0.1%
Levi Strauss & Co. 5.00%, due 5/1/25 (a)	1,500,000	1,513,725

Auto Manufacturers 1.1%
Aston Martin Capital Holdings, Ltd. 6.50%, due 4/15/22 (a)	5,680,000	4,333,840
BCD Acquisition, Inc. 9.625%, due 9/15/23 (a)	4,942,000	4,095,682
McLaren Finance PLC 5.75%, due 8/1/22 (a)	7,300,000	5,104,890

		13,534,412

Auto Parts & Equipment 1.3%
Exide International Holdings, L.P. 10.75% (6.25% Cash and 4.50% PIK), due 10/31/21 (a)(b)(c)(d)(e)	4,080,306	3,529,465
Exide Technologies (a)(b)(c)(d)(e)
11.00% (3.00% Cash and 8.00% PIK), due 10/31/24	1,653,273	90,930
11.00% (3.00% Cash and 8.00% PIK), due 10/31/24	10,204,428	4,591,992
Meritor, Inc. 6.25%, due 2/15/24	2,000,000	1,940,800
Nexteer Automotive Group, Ltd. 5.875%, due 11/15/21 (a)	6,162,000	6,162,753

		16,315,940

	Principal Amount	Value
Building Materials 0.6%
Summit Materials LLC / Summit Materials Finance Corp. 6.125%, due 7/15/23	$7,305,000	$7,311,940

Chemicals 2.6%
Blue Cube Spinco LLC 9.75%, due 10/15/23	9,222,000	9,613,935
Neon Holdings, Inc. 10.125%, due 4/1/26 (a)	1,600,000	1,440,000
NOVA Chemicals Corp. 4.875%, due 6/1/24 (a)	1,090,000	978,275
Olin Corp. 5.50%, due 8/15/22	1,000,000	1,017,500
PolyOne Corp. 5.75%, due 5/15/25 (a)	1,500,000	1,518,750
PQ Corp. 6.75%, due 11/15/22 (a)	1,904,000	1,920,660
TPC Group, Inc. 10.50%, due 8/1/24 (a)	18,863,000	15,420,502

		31,909,622

Coal 0.0%‡
Natural Resource Partners LP / NRP Finance Corp. 9.125%, due 6/30/25 (a)	295,000	247,800

Commercial Services 2.0%
Gartner, Inc. 5.125%, due 4/1/25 (a)	5,720,000	5,898,750
IHS Markit, Ltd. 5.00%, due 11/1/22 (a)	1,630,000	1,746,302
Jaguar Holding Co. II / Pharmaceutical Product Development LLC 6.375%, due 8/1/23 (a)	3,948,000	3,997,350
Nielsen Co. Luxembourg S.A.R.L. 5.50%, due 10/1/21 (a)	2,845,000	2,812,994
Nielsen Finance LLC / Nielsen Finance Co.
4.50%, due 10/1/20	1,500,000	1,484,925
5.00%, due 4/15/22 (a)	5,000,000	4,925,550
Ritchie Bros. Auctioneers, Inc. 5.375%, due 1/15/25 (a)	2,175,000	2,196,750
United Rentals North America, Inc. 5.50%, due 7/15/25	1,000,000	1,012,500

		24,075,121

Cosmetics & Personal Care 0.4%
Edgewell Personal Care Co.
4.70%, due 5/19/21	1,775,000	1,784,496
4.70%, due 5/24/22	3,254,000	3,301,639

		5,086,135

10	MainStay MacKay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Distribution & Wholesale 0.1%
Performance Food Group, Inc. 6.875%, due 5/1/25 (a)	$1,500,000	$1,526,250

Diversified Financial Services 1.7%
Credit Acceptance Corp. 5.125%, due 12/31/24 (a)	10,090,000	8,853,975
Jefferies Finance LLC / JFIN Co-Issuer Corp. 7.25%, due 8/15/24 (a)	600,000	525,000
LPL Holdings, Inc. 5.75%, due 9/15/25 (a)	3,825,000	3,767,625
Oxford Finance LLC / Oxford Finance Co-Issuer II, Inc. 6.375%, due 12/15/22 (a)	8,000,000	7,730,160

		20,876,760

Electric 0.6%
AES Corp. 4.875%, due 5/15/23	1,462,000	1,472,673
Vistra Energy Corp. 5.875%, due 6/1/23	1,496,000	1,510,960
Vistra Operations Co., LLC 3.55%, due 7/15/24 (a)	4,650,000	4,677,913

		7,661,546

Electrical Components & Equipment 0.1%
WESCO Distribution, Inc. 5.375%, due 12/15/21	1,000,000	985,000

Energy 0.1%
KeyStone Power Pass-Through Holders 9.00%, due 12/1/23 (d)	810,709	810,709

Energy—Alternate Sources 0.2%
Pattern Energy Group, Inc. 5.875%, due 2/1/24 (a)	3,000,000	3,030,000

Engineering & Construction 0.7%
Great Lakes Dredge & Dock Corp. 8.00%, due 5/15/22	1,180,000	1,203,730
Weekley Homes LLC / Weekley Finance Corp.
6.00%, due 2/1/23	5,260,000	5,049,600
6.625%, due 8/15/25	2,278,000	2,051,111

		8,304,441

Entertainment 0.9%
Eldorado Resorts, Inc. 6.00%, due 4/1/25	5,955,000	5,716,800

	Principal Amount	Value
Entertainment (continued)
International Game Technology PLC (a)
6.25%, due 2/15/22	$1,500,000	$1,463,437
6.50%, due 2/15/25	1,400,000	1,371,986
Jacobs Entertainment, Inc. 7.875%, due 2/1/24 (a)	1,000,000	757,500
Vail Resorts, Inc. 6.25%, due 5/15/25 (a)	1,500,000	1,546,875

		10,856,598

Environmental Controls 0.1%
Covanta Holding Corp. 5.875%, due 7/1/25	1,000,000	967,500

Food 1.0%
B&G Foods, Inc. 5.25%, due 4/1/25	1,000,000	1,012,500
Ingles Markets, Inc. 5.75%, due 6/15/23	1,830,000	1,830,000
Kraft Heinz Foods Co.
3.50%, due 6/6/22	2,500,000	2,569,198
3.95%, due 7/15/25	3,500,000	3,664,064
TreeHouse Foods, Inc. 4.875%, due 3/15/22	3,500,000	3,500,000

		12,575,762

Food Services 0.3%
Aramark Services, Inc. 6.375%, due 5/1/25 (a)	3,500,000	3,640,000

Forest Products & Paper 0.7%
Mercer International, Inc.
6.50%, due 2/1/24	3,740,000	3,487,550
7.375%, due 1/15/25	4,905,000	4,698,500

		8,186,050

Gas 1.1%
AmeriGas Partners, L.P. / AmeriGas Finance Corp. 5.625%, due 5/20/24	7,500,000	7,650,000
Rockpoint Gas Storage Canada, Ltd. 7.00%, due 3/31/23 (a)	6,800,000	5,236,000

		12,886,000

Hand & Machine Tools 0.3%
Colfax Corp. 6.00%, due 2/15/24 (a)	3,175,000	3,222,625

Health Care—Products 0.7%
Avanos Medical, Inc. 6.25%, due 10/15/22	8,174,000	8,163,783

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Health Care—Services 5.9%
Acadia Healthcare Co., Inc. 5.625%, due 2/15/23	$7,410,000	$7,095,075
AHP Health Partners, Inc. 9.75%, due 7/15/26 (a)	1,800,000	1,782,000
Centene Corp. 4.75%, due 1/15/25 (a)	17,250,000	17,783,887
Encompass Health Corp.
5.125%, due 3/15/23	8,675,000	8,631,625
5.75%, due 11/1/24	4,030,000	4,050,150
HCA, Inc.
5.375%, due 2/1/25	13,100,000	14,084,334
5.875%, due 5/1/23	9,255,000	9,925,987
7.50%, due 12/15/23	5,160,000	5,701,800
7.58%, due 9/15/25	1,138,000	1,297,320
Molina Healthcare, Inc. 5.375%, due 11/15/22	1,750,000	1,809,063

		72,161,241

Holding Company—Diversified 0.9%
Stena International S.A. 6.125%, due 2/1/25 (a)	12,220,000	10,692,500

Home Builders 1.4%
Adams Homes, Inc. 7.50%, due 2/15/25 (a)	4,915,000	4,472,650
Meritage Homes Corp. 7.00%, due 4/1/22	2,350,000	2,397,000
New Home Co., Inc. 7.25%, due 4/1/22	3,185,000	2,770,950
Shea Homes, L.P. / Shea Homes Funding Corp. 6.125%, due 4/1/25 (a)	456,000	430,920
Williams Scotsman International, Inc. (a)
6.875%, due 8/15/23	4,565,000	4,553,587
7.875%, due 12/15/22	2,245,000	2,275,869

		16,900,976

Household Products & Wares 0.6%
Prestige Brands, Inc. 6.375%, due 3/1/24 (a)	4,500,000	4,623,750
Spectrum Brands, Inc. 6.125%, due 12/15/24	2,800,000	2,772,000

		7,395,750

Insurance 0.3%
MGIC Investment Corp. 5.75%, due 8/15/23	4,000,000	3,920,000

Internet 2.4%
Cogent Communications Group, Inc. 5.625%, due 4/15/21 (a)	5,630,000	5,601,850

	Principal Amount	Value
Internet (continued)
Expedia Group, Inc. (a)
6.25%, due 5/1/25	$1,000,000	$1,019,801
7.00%, due 5/1/25	1,265,000	1,287,067
Netflix, Inc.
3.625%, due 6/15/25 (a)	1,000,000	1,012,500
5.375%, due 2/1/21	2,000,000	2,035,000
5.50%, due 2/15/22	6,300,000	6,552,000
5.75%, due 3/1/24	4,980,000	5,415,252
5.875%, due 2/15/25	665,000	733,389
VeriSign, Inc. 4.625%, due 5/1/23	5,627,000	5,663,575

		29,320,434

Investment Companies 2.9%
Compass Group Diversified Holdings LLC 8.00%, due 5/1/26 (a)	4,177,000	4,364,965
FS Energy & Power Fund 7.50%, due 8/15/23 (a)	18,834,000	12,195,015
Icahn Enterprises L.P. / Icahn Enterprises Finance Corp.
4.75%, due 9/15/24	15,315,000	14,404,064
6.25%, due 2/1/22	1,700,000	1,717,000
6.75%, due 2/1/24	2,950,000	2,957,375

		35,638,419

Iron & Steel 0.9%
Allegheny Technologies, Inc. 7.875%, due 8/15/23	3,000,000	2,750,670
Big River Steel LLC / BRS Finance Corp. 7.25%, due 9/1/25 (a)	8,935,000	8,376,562

		11,127,232

Leisure Time 0.6%
Carlson Travel, Inc. 6.75%, due 12/15/23 (a)	11,665,000	7,602,430

Lodging 1.3%
Boyd Gaming Corp. 6.375%, due 4/1/26	1,000,000	900,700
Hilton Domestic Operating Co., Inc.
4.25%, due 9/1/24	4,390,000	4,258,300
5.375%, due 5/1/25 (a)	2,500,000	2,484,375
Hyatt Hotels Corp. 5.375%, due 4/23/25	2,000,000	2,034,480
Marriott International, Inc.
4.15%, due 12/1/23	1,500,000	1,473,878
5.75%, due 5/1/25	4,190,000	4,378,824

		15,530,557

Machinery—Diversified 0.5%
Briggs & Stratton Corp. 6.875%, due 12/15/20	3,425,000	1,746,750
Tennant Co. 5.625%, due 5/1/25	3,754,000	3,758,693

		5,505,443

12	MainStay MacKay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Media 4.4%
CCO Holdings LLC / CCO Holdings Capital Corp. (a)
5.375%, due 5/1/25	$5,725,000	$5,870,630
5.875%, due 4/1/24	3,018,000	3,100,995
CSC Holdings LLC
5.25%, due 6/1/24	9,250,000	9,619,075
5.375%, due 7/15/23 (a)	5,425,000	5,486,031
5.875%, due 9/15/22	3,250,000	3,384,063
DISH DBS Corp.
5.875%, due 7/15/22	3,550,000	3,559,230
5.875%, due 11/15/24	2,292,000	2,204,537
Quebecor Media, Inc. 5.75%, due 1/15/23	6,920,000	7,293,196
Sirius XM Radio, Inc. 4.625%, due 7/15/24 (a)	5,000,000	5,098,000
Sterling Entertainment Enterprises LLC 10.25%, due 1/15/25 (b)(c)(d)(f)	3,000,000	2,739,900
Videotron, Ltd. 5.00%, due 7/15/22	4,869,000	5,002,897

		53,358,554

Metal Fabricate & Hardware 1.7%
Grinding Media, Inc. / Moly-Cop AltaSteel, Ltd. 7.375%, due 12/15/23 (a)	21,546,000	21,263,747

Mining 2.4%
Arconic Corp. 6.00%, due 5/15/25 (a)	3,700,000	3,741,625
Compass Minerals International, Inc. 4.875%, due 7/15/24 (a)	12,860,000	12,618,875
Constellium S.E. (a)
5.75%, due 5/15/24	3,950,000	3,811,750
6.625%, due 3/1/25	1,000,000	960,000
First Quantum Minerals, Ltd. (a)
7.25%, due 5/15/22	3,000,000	2,808,300
7.25%, due 4/1/23	5,771,000	5,237,760
Kaiser Aluminum Corp. 6.50%, due 5/1/25 (a)	500,000	506,250

		29,684,560

Miscellaneous—Manufacturing 0.2%
FXI Holdings, Inc. 7.875%, due 11/1/24 (a)	2,000,000	1,460,000
Hill-Rom Holdings, Inc. 5.00%, due 2/15/25 (a)	388,000	393,005
Koppers, Inc. 6.00%, due 2/15/25 (a)	1,450,000	1,178,125

		3,031,130

	Principal Amount	Value
Oil & Gas 6.5%
Ascent Resources Utica Holdings LLC / ARU Finance Corp. 10.00%, due 4/1/22 (a)	$4,796,000	$3,932,720
California Resources Corp. 8.00%, due 12/15/22 (a)	4,599,000	160,965
Callon Petroleum Co. 6.125%, due 10/1/24	3,390,000	652,575
Energy Ventures Gom LLC / EnVen Finance Corp. 11.00%, due 2/15/23 (a)	4,650,000	2,627,250
EQT Corp. 6.125%, due 2/1/25	7,850,000	7,477,125
Gulfport Energy Corp.
6.00%, due 10/15/24	3,987,000	1,983,532
6.375%, due 5/15/25	858,000	403,432
6.625%, due 5/1/23	9,562,000	5,163,480
Hess Corp. 3.50%, due 7/15/24	910,000	820,751
Newfield Exploration Co. 5.75%, due 1/30/22	4,000,000	3,407,382
Noble Energy, Inc. 3.90%, due 11/15/24	4,550,000	4,080,516
Parkland Fuel Corp. 6.00%, due 4/1/26 (a)	4,005,000	3,854,812
PBF Holding Co. LLC / PBF Finance Corp. 7.25%, due 6/15/25	4,770,000	3,577,500
PDC Energy, Inc. 6.125%, due 9/15/24	3,700,000	2,904,500
PetroQuest Energy, Inc. 10.00% (10.00% PIK), due 2/15/24 (b)(c)(d)(e)	763,226	76
QEP Resources, Inc.
5.375%, due 10/1/22	2,674,000	922,530
6.875%, due 3/1/21	7,655,000	3,674,400
Range Resources Corp.
5.00%, due 3/15/23	1,400,000	1,232,000
5.875%, due 7/1/22	2,828,000	2,403,800
9.25%, due 2/1/26 (a)	1,343,000	1,081,115
Rex Energy Corp. (Escrow Claim) 8.00%, due 10/1/20 (d)(f)(g)	7,906,000	59,295
Southwestern Energy Co. 6.20%, due 1/23/25	12,463,000	11,029,755
Sunoco, L.P. / Sunoco Finance Corp. 4.875%, due 1/15/23	2,000,000	1,940,000
Talos Production LLC / Talos Production Finance, Inc. 11.00%, due 4/3/22	15,782,468	9,311,656
Transocean Guardian, Ltd. 5.875%, due 1/15/24 (a)	501,000	383,265
Transocean Sentry, Ltd. 5.375%, due 5/15/23 (a)	6,999,000	5,319,240

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Ultra Resources, Inc. 6.875%, due 4/15/22 (a)(g)(h)	$4,455,000	$2,228
Whiting Petroleum Corp. 6.25%, due 4/1/23 (g)(h)	4,210,000	410,475

		78,816,375

Oil & Gas Services 0.2%
Forum Energy Technologies, Inc. 6.25%, due 10/1/21	6,040,000	1,932,800
Nine Energy Service, Inc. 8.75%, due 11/1/23 (a)	3,775,000	721,969

		2,654,769

Packaging & Containers 0.1%
Cascades, Inc. / Cascades U.S.A., Inc. 5.125%, due 1/15/26 (a)	1,200,000	1,200,000

Pharmaceuticals 1.3%
Bausch Health Cos., Inc.(a)
5.875%, due 5/15/23	467,000	463,498
6.125%, due 4/15/25	1,500,000	1,518,750
6.50%, due 3/15/22	3,895,000	3,972,121
7.00%, due 3/15/24	6,146,000	6,320,239
Endo Dac / Endo Finance LLC / Endo Finco, Inc. 5.875%, due 10/15/24 (a)	3,500,000	3,360,000

		15,634,608

Pipelines 4.5%
Antero Midstream Partners, L.P. / Antero Midstream Finance Corp. 5.375%, due 9/15/24	2,000,000	1,560,000
MPLX, L.P. (a)
6.25%, due 10/15/22	2,673,000	2,670,519
6.375%, due 5/1/24	1,900,000	1,939,099
NGPL PipeCo LLC 4.375%, due 8/15/22 (a)	5,565,000	5,581,050
NuStar Logistics, L.P. 6.75%, due 2/1/21	2,950,000	2,846,750
PBF Logistics, L.P. / PBF Logistics Finance Corp. 6.875%, due 5/15/23	4,000,000	3,080,000
Plains All American Pipeline, L.P. 6.125%, due 12/31/99 (i)(j)	18,663,000	12,510,369
Rockies Express Pipeline LLC 3.60%, due 5/15/25 (a)	3,525,000	3,181,312
Ruby Pipeline LLC 6.50%, due 4/1/22 (a)	3,885,682	3,613,834
Tallgrass Energy Partners, L.P. / Tallgrass Energy Finance Corp. (a)
4.75%, due 10/1/23	5,850,000	4,504,500
5.50%, due 9/15/24	5,810,000	4,415,600

	Principal Amount	Value
Pipelines (continued)
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp.
5.25%, due 5/1/23	$2,500,000	$2,361,500
6.75%, due 3/15/24	2,390,000	2,258,550
Western Midstream Operating, L.P.
4.00%, due 7/1/22	500,000	483,750
4.65%, due 7/1/26	4,315,000	3,818,775

		54,825,608

Real Estate 1.5%
Kennedy-Wilson, Inc. 5.875%, due 4/1/24	6,800,000	6,503,860
Newmark Group, Inc. 6.125%, due 11/15/23	12,225,000	11,257,082

		17,760,942

Real Estate Investment Trusts 5.4%
CTR Partnership, L.P. / CareTrust Capital Corp. 5.25%, due 6/1/25	2,400,000	2,397,000
Equinix, Inc. 5.875%, due 1/15/26	9,373,000	9,734,798
GLP Capital, L.P. / GLP Financing II, Inc. 5.375%, due 11/1/23	1,535,000	1,488,950
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 5.875%, due 8/1/21 (a)	5,455,000	4,827,675
MGM Growth Properties Operating Partnership, L.P. / MGP Finance Co-Issuer, Inc. 5.625%, due 5/1/24	21,181,000	21,503,163
MPT Operating Partnership, L.P. / MPT Finance Corp. 5.50%, due 5/1/24	7,378,000	7,341,110
RHP Hotel Properties, L.P. / RHP Finance Corp. 5.00%, due 4/15/23	4,230,000	3,933,900
Starwood Property Trust, Inc. 5.00%, due 12/15/21	4,255,000	3,978,425
VICI Properties, L.P. / VICI Note Co., Inc. 3.50%, due 2/15/25 (a)	11,640,000	10,941,600

		66,146,621

Retail 2.4%
Group 1 Automotive, Inc. 5.00%, due 6/1/22	3,000,000	2,857,500
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC 5.00%, due 6/1/24 (a)	12,450,000	12,829,725
KGA Escrow, LLC 7.50%, due 8/15/23 (a)	8,185,000	7,427,887
Kohl’s Corp. 9.50%, due 5/15/25	1,270,000	1,305,746

14	MainStay MacKay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Retail (continued)
Penske Automotive Group, Inc. 5.375%, due 12/1/24	$3,875,000	$3,563,838
Yum! Brands, Inc. 3.875%, due 11/1/23	1,000,000	1,014,700

		28,999,396

Software 1.5%
CDK Global, Inc. 5.00%, due 10/15/24	1,750,000	1,811,250
MSCI, Inc. 5.75%, due 8/15/25 (a)	5,650,000	5,901,990
Open Text Corp. 5.875%, due 6/1/26 (a)	2,500,000	2,625,000
PTC, Inc. 3.625%, due 2/15/25 (a)	6,270,000	6,172,815
RP Crown Parent LLC 7.375%, due 10/15/24 (a)	1,687,000	1,657,477

		18,168,532

Telecommunications 7.1%
CenturyLink, Inc.
5.80%, due 3/15/22	9,200,000	9,420,225
6.45%, due 6/15/21	3,500,000	3,582,075
6.75%, due 12/1/23	6,000,000	6,267,600
Hughes Satellite Systems Corp. 7.625%, due 6/15/21	2,255,000	2,341,795
Level 3 Financing, Inc.
5.375%, due 5/1/25	5,050,000	5,085,855
5.625%, due 2/1/23	2,650,000	2,654,028
Sprint Communications, Inc. 9.25%, due 4/15/22	2,500,000	2,750,000
Sprint Corp. 7.875%, due 9/15/23	29,145,000	32,754,608
T-Mobile USA, Inc.
4.00%, due 4/15/22	6,045,000	6,181,013
5.125%, due 4/15/25	2,000,000	2,025,000
6.00%, due 3/1/23	6,005,000	6,062,948
6.375%, due 3/1/25	1,000,000	1,026,250
6.50%, due 1/15/24	6,529,000	6,675,250

		86,826,647

Textiles 0.1%
Eagle Intermediate Global Holding B.V. / Ruyi U.S. Finance LLC 7.50%, due 5/1/25 (a)	2,740,000	1,507,000

Toys, Games & Hobbies 0.6%
Mattel, Inc.
3.15%, due 3/15/23	3,760,000	3,463,900
6.75%, due 12/31/25 (a)	4,015,000	4,075,225

		7,539,125

	Principal Amount	Value
Transportation 0.2%
Teekay Corp. 9.25%, due 11/15/22 (a)	$1,935,000	$1,896,300

Total Corporate Bonds (Cost $1,025,632,726)		922,352,574

Loan Assignments 16.8%
Advertising 0.6%
Lamar Media Corp. 2020 Term Loan B 2.482% (1 Month LIBOR + 1.50%), due 2/5/27 (k)	7,368,750	7,016,435

Aerospace & Defense 1.0%
AI Convoy (Luxembourg) S.A.R.L Term Loan B 4.65% (6 Month LIBOR + 3.50%), due 1/17/27 (k)	1,800,000	1,696,500
SCIH Salt Holdings Inc. Term Loan B 5.50% (3 Month LIBOR + 4.50%), due 3/16/27 (k)	2,300,000	2,162,000
TransDigm, Inc. 2020 Term Loan F 2.654% (1 Month LIBOR + 2.25%), due 12/9/25 (k)	9,975,000	8,706,300

		12,564,800

Auto Parts & Equipment 1.3%
Adient U.S. LLC (k)
Term Loan B 5.45% (3 Month LIBOR + 4.00%), due 5/6/24	8,830,117	7,919,511
Term Loan B 5.742% (3 Month LIBOR + 4.00%), due 5/6/24	2,933,495	2,630,979
Altra Industrial Motion Corp. 2018 Term Loan B 2.404% (1 Month LIBOR + 2.00%), due 10/1/25 (k)	2,437,900	2,295,434
Tenneco, Inc. 2018 Term Loan B 3.404% (1 Month LIBOR + 3.00%), due 10/1/25 (k)	2,984,887	2,269,758

		15,115,682

Banks 0.9%
Block Communications, Inc. 2020 Term Loan 3.70% (3 Month LIBOR + 2.25%), due 2/25/27 (k)	11,750,000	10,927,500

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Loan Assignments (continued)
Beverage, Food & Tobacco 0.7%
United Natural Foods, Inc. Term Loan B 4.654% (1 Month LIBOR + 4.25%), due 10/22/25 (k)	$9,700,882	$8,734,257

Chemicals 0.3%
Innophos, Inc. 2020 Term Loan B 4.614% (1 Month LIBOR + 3.75%), due 2/4/27 (k)	4,300,000	4,095,750

Commercial Services 0.5%
WEX, Inc. Term Loan B3 2.654% (1 Month LIBOR + 2.25%), due 5/15/26 (k)	6,517,246	6,109,918

Distribution & Wholesale 0.3%
Dealer Tire LLC 2020 Term Loan B 4.654% (1 Month LIBOR + 4.25%), due 12/12/25 (k)	4,189,500	3,665,813

Diversified Financial Services 0.3%
Jefferies Finance LLC 2019 Term Loan 3.688% (1 Month LIBOR + 3.25%), due 6/3/26 (k)	3,970,000	3,513,450

Electronics 0.2%
Infor (U.S.), Inc. Term Loan B6 3.75% (1 Month LIBOR + 2.75%), due 2/1/22 (k)	1,982,919	1,944,912

Entertainment 1.1%
Allen Media LLC 2020 Term Loan B 7.231% (3 Month LIBOR + 5.50%), due 2/10/27 (k)	5,150,000	4,506,250
Churchill Downs, Inc. 2017 Term Loan B 2.41% (1 Month LIBOR + 2.00%), due 12/27/24 (k)	3,910,000	3,638,743
NAI Entertainment Holdings LLC Term Loan B 3.50% (1 Month LIBOR + 2.50%), due 5/8/25 (k)	3,299,667	2,495,373

	Principal Amount	Value
Entertainment (continued)
Twin River Worldwide Holdings, Inc. Term Loan B 3.154% (1 Month LIBOR + 2.75%), due 5/10/26 (k)	$3,473,750	$2,935,319

		13,575,685

Food 0.3%
B&G Foods, Inc. 2019 Term Loan B4 2.904% (1 Month LIBOR + 2.50%), due 10/10/26 (k)	3,980,000	3,837,385

Health Care—Services 0.6%
RegionalCare Hospital Partners Holdings, Inc. 2018 Term Loan B 4.154% (1 Month LIBOR + 3.75%), due 11/17/25 (k)	8,000,000	7,388,000

Healthcare, Education & Childcare 0.5%
Catalent Pharma Solutions, Inc. Term Loan B2 3.25% (1 Month LIBOR + 2.25%), due 5/18/26 (k)	1,732,500	1,697,850
Jaguar Holding Co. II 2018 Term Loan 2.904% (1 Month LIBOR + 2.50%), due 8/18/22 (k)	4,935,233	4,831,899

		6,529,749

Hotels, Motels, Inns & Gaming 0.4%
Four Seasons Hotels, Ltd. New 1st Lien Term Loan 2.404% (1 Month LIBOR + 2.00%), due 11/30/23 (k)	5,552,756	5,125,887

Household Products & Wares 0.2%
Prestige Brands, Inc. Term Loan B4 2.404% (1 Month LIBOR + 2.00%), due 1/26/24 (k)	2,030,281	1,970,641

Insurance 0.7%
USI, Inc. 2017 Repriced Term Loan 3.404% (1 Month LIBOR + 3.00%), due 5/16/24 (k)	9,448,760	8,842,462

Internet 0.2%
NASCAR Holdings, Inc. Term Loan B 3.375% (1 Month LIBOR + 2.75%), due 10/19/26 (k)	3,113,936	2,883,172

16	MainStay MacKay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments (continued)
Investment Company 0.1%
Global Business Travel Holdings, Ltd. 2018 Term Loan B 4.207% (3 Month LIBOR + 2.50%), due 8/13/25 (k)	$1,477,500	$1,466,419

Iron & Steel 0.6%
Big River Steel LLC Term Loan B 6.45% (3 Month LIBOR + 5.00%), due 8/23/23 (k)	8,027,886	6,944,122

Media 0.5%
LCPR Loan Financing LLC Term Loan B 5.814% (1 Month LIBOR + 5.00%), due 10/15/26 (k)	4,000,000	3,940,000
Meredith Corp. 2020 Term Loan B2 3.26% (3 Month LIBOR + 2.50%), due 1/31/25 (k)	2,140,080	1,966,866

		5,906,866

Metal Fabricate & Hardware 0.7%
Arconic Corp. Term Loan B 3.24% (1 Month LIBOR + 2.75%), due 3/25/27 (k)	6,400,000	6,336,000
Neenah Foundry Co. (k)
2017 Term Loan 7.203% (2 Month LIBOR + 6.50%), due 12/13/22	1,583,476	1,345,955
2017 Term Loan 7.756% (2 Month LIBOR + 6.50%), due 12/13/22	1,322,172	1,123,846

		8,805,801

Oil & Gas 0.2%
PetroQuest Energy, Inc. Term Loan Note 10.013%, due 11/8/23 (b)(c)(d)	2,980,551	2,444,052

Retail 0.3%
KFC Holding Co. 2018 Term Loan B 2.468% (1 Month LIBOR + 1.75%), due 4/3/25 (k)	3,395,700	3,232,282

	Principal Amount	Value
Retail Stores 1.6%
Bass Pro Group LLC Term Loan B 6.072% (1 Month LIBOR + 5.00%), due 9/25/24 (k)	$23,126,110	$19,183,108

Software 1.8%
Ascend Learning LLC 2017 Term Loan B 4.00% (1 Month LIBOR + 3.00%), due 7/12/24 (k)	7,982,641	7,421,366
Camelot U.S. Acquisition 1 Co. Term Loan B 3.654% (1 Month LIBOR + 3.25%), due 10/31/26 (k)	7,780,500	7,446,584
RP Crown Parent LLC 2016 Term Loan B 3.75% (1 Month LIBOR + 2.75%), due 10/12/23 (k)	7,386,816	7,054,409

		21,922,359

Telecommunications 0.9%
CommScope, Inc. 2019 Term Loan B 3.654% (1 Month LIBOR + 3.25%), due 4/6/26 (k)	2,985,000	2,804,408
Connect Finco S.A.R.L. Term Loan B 5.50% (1 Month LIBOR + 0.375%), due 12/11/26 (k)	8,900,000	8,154,625

		10,959,033

Total Loan Assignments (Cost $222,401,181)		204,705,540

Total Long-Term Bonds (Cost $1,269,334,343)		1,147,264,996

	Shares
Common Stocks 0.4%
Auto Parts & Equipment 0.0%‡
Exide Technologies (b)(c)(d)(f)(l)	951,326	0

Independent Power & Renewable Electricity Producers 0.3%
GenOn Energy, Inc. (f)(l)	20,915	3,869,275
PetroQuest Energy, Inc. (b)(c)(d)	94,872	0

		3,869,275

Oil, Gas & Consumable Fuels 0.1%
Talos Energy, Inc. (l)	111,083	1,265,236

Total Common Stocks (Cost $8,216,128)		5,134,511

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Shares	Value
Short-Term Investment 4.2%
Unaffiliated Investment Company 4.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.22% (m)	50,797,870	$50,797,870

Total Short-Term Investment (Cost $50,797,870)		50,797,870

Total Investments (Cost $1,328,348,341)	98.7%	1,203,197,377
Other Assets, Less Liabilities	1.3	15,945,755
Net Assets	100.0%	$1,219,143,132

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(c)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30,
2020, the total market value of fair valued securities was $13,396,415, which represented 1.1% of the Fund’s net assets.

(d)

Illiquid security—As of April 30, 2020, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $14,266,419, which represented 1.2% of the Fund’s net assets.

(e)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.

(f)	Restricted security. (See Note 5)

(g)	Issue in non-accrual status.

(h)	Issue in default.

(i)	Fixed to floating rate—Rate shown was the rate in effect as of April 30, 2020.

(j)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(k)	Floating rate—Rate shown was the rate in effect as of April 30, 2020.

(l)	Non-income producing security.

(m)	Current yield as of April 30, 2020.

The following abbreviation is used in the preceding pages:

LIBOR—London Interbank Offered Rate

The following is a summary of the fair valuations according to the inputs used as of April 30, 2020, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds	$—	$20,206,882	$—	$20,206,882
Corporate Bonds (b)	—	911,400,211	10,952,363	922,352,574
Loan Assignments (c)	—	202,261,488	2,444,052	204,705,540

Total Long-Term Bonds	—	1,133,868,581	13,396,415	1,147,264,996

Common Stocks (d)	1,265,236	3,869,275	—	5,134,511
Short-Term Investment
Unaffiliated Investment Company	50,797,870	—	—	50,797,870

Total Investments in Securities	$52,063,106	$1,137,737,856	$13,396,415	$1,203,197,377

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)

The Level 3 securities valued at $8,212,387, $2,739,900, and $76 are held in Auto Parts & Equipment, Media, and Oil & Gas, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(c)	The Level 3 security valued at $2,444,052 is held in Oil & Gas within the Loan Assignments section of the Portfolio of Investments.

(d)	The level 3 securities valued at $0 and $0 are held in Auto Parts & Equipment and Oil & Gas, respectively, within the Common Stocks section of the Portfolio of Investments.

18	MainStay MacKay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2019	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2020	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2020 (b)
Long-Term Bonds
Convertible Bonds	$839,191	$10,121	$—	$80,198	$78,002	(a)	$(1,007,512)	$—	$—	$—	$—
Corporate Bonds	17,009,270	109,648	—	(6,748,751)	582,196	(a)	—	—	—	10,952,363	(6,748,751)
Loan Assignments	2,935,847	—	—	(536,499)	44,704		—	—	—	2,444,052	(536,499)
Common Stock	415,146	—	—	(1,433,884)	1,018,738		—	—	—	—	(1,433,884)

Total	$21,199,454	$119,769	$—	$(8,638,936)	$1,723,640		$(1,007,512)	$—	$—	$13,396,415	$(8,719,134)

(a)	Purchases include PIK securities.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statement of Assets and Liabilities as of April 30, 2020 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,328,348,341)	$1,203,197,377
Receivables:
Interest	17,443,398
Investment securities sold	11,399,079
Fund shares sold	5,554,700
Other assets	101,265

Total assets	1,237,695,819

Liabilities
Due to custodian	363,595
Payables:
Investment securities purchased	10,524,001
Fund shares redeemed	6,174,766
Manager (See Note 3)	637,295
Transfer agent (See Note 3)	199,538
NYLIFE Distributors (See Note 3)	82,489
Shareholder communication	45,730
Professional fees	37,927
Custodian	7,584
Trustees	263
Accrued expenses	6,267
Dividend payable	473,232

Total liabilities	18,552,687

Net assets	$1,219,143,132

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$136,626
Additional paid-in capital	1,379,744,188

1,379,880,814
Total distributable earnings (loss)	(160,737,682)

Net assets	$1,219,143,132

Class A
Net assets applicable to outstanding shares	$230,083,304

Shares of beneficial interest outstanding	25,790,973

Net asset value per share outstanding	$8.92
Maximum sales charge (3.00% of offering price)	0.28

Maximum offering price per share outstanding	$9.20

Investor Class
Net assets applicable to outstanding shares	$6,299,763

Shares of beneficial interest outstanding	705,953

Net asset value per share outstanding	$8.92
Maximum sales charge (3.00% of offering price)	0.28

Maximum offering price per share outstanding	$9.20

Class C
Net assets applicable to outstanding shares	$42,461,728

Shares of beneficial interest outstanding	4,760,877

Net asset value and offering price per share outstanding	$8.92

Class I
Net assets applicable to outstanding shares	$939,733,940

Shares of beneficial interest outstanding	105,304,476

Net asset value and offering price per share outstanding	$8.92

Class R2
Net assets applicable to outstanding shares	$491,504

Shares of beneficial interest outstanding	55,100

Net asset value and offering price per share outstanding	$8.92

Class R3
Net assets applicable to outstanding shares	$72,893

Shares of beneficial interest outstanding	8,169

Net asset value and offering price per share outstanding	$8.92

20	MainStay MacKay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Interest	$41,189,904
Dividends	1,127,946
Securities lending	16,089
Other	43

Total income	42,333,982

Expenses
Manager (See Note 3)	4,877,968
Transfer agent (See Note 3)	641,472
Distribution/Service—Class A (See Note 3)	309,246
Distribution/Service—Investor Class (See Note 3)	8,534
Distribution/Service—Class C (See Note 3)	239,361
Distribution/Service—Class R2 (See Note 3)	652
Distribution/Service—Class R3 (See Note 3)	352
Registration	83,793
Professional fees	71,287
Shareholder communication	45,500
Custodian	19,124
Trustees	17,387
Shareholder service (See Note 3)	331
Miscellaneous	25,313

Total expenses	6,340,320

Net investment income (loss)	35,993,662

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(19,164,438)
Net change in unrealized appreciation (depreciation) on investments	(124,591,728)

Net realized and unrealized gain (loss) on investments	(143,756,166)

Net increase (decrease) in net assets resulting from operations	$(107,762,504)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statements of Changes in Net Assets

for the six months ended April 30, 2020 (Unaudited) and the year ended October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$35,993,662	$56,307,226
Net realized gain (loss) on investments	(19,164,438)	(6,255,505)
Net change in unrealized appreciation (depreciation) on investments	(124,591,728)	13,968,071

Net increase (decrease) in net assets resulting from operations	(107,762,504)	64,019,792

Distributions to shareholders:
Class A	(6,094,276)	(8,570,153)
Investor Class	(165,274)	(292,900)
Class C	(979,519)	(1,732,935)
Class I	(30,650,692)	(46,139,683)
Class R2	(12,650)	(4,426)
Class R3	(2,909)	(6,722)

Total distributions to shareholders	(37,905,320)	(56,746,819)

Capital share transactions:
Net proceeds from sale of shares	429,060,588	1,009,499,688
Net asset value of shares issued to shareholders in reinvestment of distributions	34,180,651	50,792,072
Cost of shares redeemed	(661,206,051)	(511,190,712)

Increase (decrease) in net assets derived from capital share transactions	(197,964,812)	549,101,048

Net increase (decrease) in net assets	(343,632,636)	556,374,021

Net Assets
Beginning of period	1,562,775,768	1,006,401,747

End of period	$1,219,143,132	$1,562,775,768

22	MainStay MacKay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class A	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$9.84		$9.76	$9.96	$9.90	$9.77	$10.01

Net investment income (loss)	0.21		0.44	0.42	0.42	0.50	0.46

Net realized and unrealized gain (loss) on investments	(0.89)		0.08	(0.21)	0.06	0.13	(0.23)

Total from investment operations	(0.68)		0.52	0.21	0.48	0.63	0.23

Less distributions:

From net investment income	(0.24)		(0.44)	(0.41)	(0.42)	(0.50)	(0.46)

From net realized gain on investments	—		—	—	—	—	(0.01)

Total distributions	(0.24)		(0.44)	(0.41)	(0.42)	(0.50)	(0.47)

Net asset value at end of period	$8.92		$9.84	$9.76	$9.96	$9.90	$9.77

Total investment return (a)	(7.07%)		5.40%	2.09%	4.90%	6.79%	2.36%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.63	% ††	4.48%	4.06%	4.18%	5.29%	4.70%

Net expenses (b)	1.02	% ††	1.04%	1.05%	1.04%	1.02%	1.00%

Expenses (before waiver/reimbursement) (b)	1.02	% ††	1.04%	1.07%	1.04%	1.02%	1.00%

Portfolio turnover rate	36%		32%	62%	57%	50%	54%

Net assets at end of period (in 000’s)	$230,083		$237,475	$180,140	$341,056	$163,500	$75,869

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,

Investor Class	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$9.84		$9.76	$9.96	$9.90	$9.77	$10.02

Net investment income (loss)	0.20		0.43	0.40	0.41	0.49	0.45

Net realized and unrealized gain (loss) on investments	(0.89)		0.08	(0.20)	0.06	0.13	(0.24)

Total from investment operations	(0.69)		0.51	0.20	0.47	0.62	0.21

Less distributions:

From net investment income	(0.23)		(0.43)	(0.40)	(0.41)	(0.49)	(0.45)

From net realized gain on investments	—		—	—	—	—	(0.01)

Total distributions	(0.23)		(0.43)	(0.40)	(0.41)	(0.49)	(0.46)

Net asset value at end of period	$8.92		$9.84	$9.76	$9.96	$9.90	$9.77

Total investment return (a)	(7.11%)		5.33%	2.05%	4.82%	6.67%	2.14%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.56	% ††	4.40%	4.03%	4.16%	5.18%	4.59%

Net expenses (b)	1.10	% ††	1.11%	1.09%	1.11%	1.13%	1.12%

Expenses (before waiver/reimbursement) (b)	1.10	% ††	1.11%	1.11%	1.11%	1.13%	1.12%

Portfolio turnover rate	36%		32%	62%	57%	50%	54%

Net assets at end of period (in 000’s)	$6,300		$7,156	$6,193	$5,564	$6,044	$4,525

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class C	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$9.84		$9.76	$9.96	$9.90	$9.76	$10.01

Net investment income (loss)	0.17		0.36	0.32	0.34	0.42	0.39

Net realized and unrealized gain (loss) on investments	(0.89)		0.08	(0.19)	0.05	0.14	(0.25)

Total from investment operations	(0.72)		0.44	0.13	0.39	0.56	0.14

Less distributions:

From net investment income	(0.20)		(0.36)	(0.33)	(0.33)	(0.42)	(0.38)

From net realized gain on investments	—		—	—	—	—	(0.01)

Total distributions	(0.20)		(0.36)	(0.33)	(0.33)	(0.42)	(0.39)

Net asset value at end of period	$8.92		$9.84	$9.76	$9.96	$9.90	$9.76

Total investment return (a)	(7.45%)		4.54%	1.29%	4.04%	5.99%	1.37%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.80	% ††	3.65%	3.28%	3.42%	4.43%	3.83%

Net expenses (b)	1.85	% ††	1.86%	1.84%	1.86%	1.88%	1.87%

Expenses (before waiver/reimbursement) (b)	1.85	% ††	1.86%	1.86%	1.86%	1.88%	1.87%

Portfolio turnover rate	36%		32%	62%	57%	50%	54%

Net assets at end of period (in 000’s)	$42,462		$48,550	$48,415	$51,738	$51,063	$38,884

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,

Class I	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$9.84		$9.76	$9.97	$9.90	$9.77	$10.02

Net investment income (loss)	0.22		0.46	0.43	0.44	0.53	0.48

Net realized and unrealized gain (loss) on investments	(0.89)		0.08	(0.21)	0.07	0.13	(0.23)

Total from investment operations	(0.67)		0.54	0.22	0.51	0.66	0.25

Less distributions:

From net investment income	(0.25)		(0.46)	(0.43)	(0.44)	(0.53)	(0.49)

From net realized gain on investments	—		—	—	—	—	(0.01)

Total distributions	(0.25)		(0.46)	(0.43)	(0.44)	(0.53)	(0.50)

Net asset value at end of period	$8.92		$9.84	$9.76	$9.97	$9.90	$9.77

Total investment return (a)	(6.95%)		5.67%	2.26%	5.27%	7.05%	2.51%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.87	% ††	4.73%	4.31%	4.46%	5.53%	4.96%

Net expenses (b)	0.77	% ††	0.79%	0.80%	0.79%	0.77%	0.75%

Expenses (before waiver/reimbursement) (b)	0.77	% ††	0.79%	0.82%	0.79%	0.77%	0.75%

Portfolio turnover rate	36%		32%	62%	57%	50%	54%

Net assets at end of period (in 000’s)	$939,734		$1,268,856	$771,533	$626,617	$431,040	$389,912

*	Unaudited.
††	Annualized.
(a)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

24	MainStay MacKay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30, 2020*		Year ended October 31,

Class R2			2019	2018	2017	2016	2015

Net asset value at beginning of period	$9.84		$9.76	$9.96	$9.90	$9.77	$10.01

Net investment income (loss)	0.20		0.40	0.39	0.41	0.47	0.44

Net realized and unrealized gain (loss) on investments	(0.89)		0.11	(0.20)	0.06	0.16	(0.22)

Total from investment operations	(0.69)		0.51	0.19	0.47	0.63	0.22

Less distributions:

From net investment income	(0.23)		(0.43)	(0.39)	(0.41)	(0.50)	(0.45)

From net realized gain on investments	—		—	—	—	—	(0.01)

Total distributions	(0.23)		(0.43)	(0.39)	(0.41)	(0.50)	(0.46)

Net asset value at end of period	$8.92		$9.84	$9.76	$9.96	$9.90	$9.77

Total investment return (a)	(7.11%)		5.31%	1.99%	4.80%	6.69%	2.26%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.54	% ††	4.34%	3.97%	4.14%	5.19%	4.60%

Net expenses (b)	1.12	% ††	1.14%	1.15%	1.14%	1.12%	1.10%

Expenses (before waiver/reimbursement) (b)	1.12	% ††	1.14%	1.17%	1.14%	1.12%	1.10%

Portfolio turnover rate	36%		32%	62%	57%	50%	54%

Net assets at end of period (in 000’s)	$492		$538	$63	$119	$111	$55

*	Unaudited.
††	Annualized.
(a)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2020*		Year ended October 31,			February 29, 2016^ through October 31,

Class R3			2019	2018	2017	2016

Net asset value at beginning of period	$9.84		$9.76	$9.97	$9.91	$9.23

Net investment income (loss)	0.19		0.39	0.37	0.38	0.32

Net realized and unrealized gain (loss) on investments	(0.89)		0.09	(0.21)	0.06	0.67

Total from investment operations	(0.70)		0.48	0.16	0.44	0.99

Less distributions:

From net investment income	(0.22)		(0.40)	(0.37)	(0.38)	(0.31)

Net asset value at end of period	$8.92		$9.84	$9.76	$9.97	$9.91

Total investment return (a)	(7.23%)		5.05%	1.61%	4.54%	10.83%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.25	% ††	4.12%	3.72%	3.86%	4.84	%††

Net expenses (b)	1.37	% ††	1.39%	1.40%	1.39%	1.37	%††

Expenses (before reimbursement/waiver) (b)	1.37	% ††	1.39%	1.42%	1.39%	1.37	%††

Portfolio turnover rate	36%		32%	62%	57%	50%

Net assets at end of period (in 000’s)	$73		$201	$58	$55	$28

*	Unaudited.
^	Inception date.
††	Annualized.
(a)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(b)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-one funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Short Duration High Yield Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has seven classes of shares registered for sale. The inception date for Class A, Class I, Investor, Class C and Class R2 was on December 17, 2012. Class R3 shares commenced operations on February 29, 2016. Class R6 shares were registered for sale effective as of February 28, 2017. As of April 30, 2020, Class R6 shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective April 15, 2019, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from August 1, 2017 through April 14, 2019, a CDSC of 1.00% may be imposed on certain redemptions (for investments of $500,000 which paid no initial sales charge) of such shares within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge and a 1.00% CDSC may be imposed on certain redemptions of such shares made within 18 months of the date of purchase of Class C shares. Investments in Class C shares are subject to a purchase maximum of $250,000. Class I, Class R2 and Class R3 shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under a distribution plan pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek high current income. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use

26	MainStay MacKay Short Duration High Yield Fund

of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2020 is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2020, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the

27

Notes to Financial Statements (Unaudited) (continued)

forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of April 30, 2020, no securities held by the Fund were fair valued in such a manner.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

The valuation techniques and significant amounts of unobservable inputs used in the fair valuation measurement of the Fund’s Level 3 securities are outlined in the table below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.

Asset Class	Fair Value at 4/30/20*	Valuation Technique	Unobservable Inputs	Inputs/ Range

Corporate Bonds	$3,529,465	Income Approach	Spread Adjustment	9.93%

	90,930	Market Approach	Implied Enterprise Value	$516.4m–$634.9m

	4,591,992	Market Approach	Implied Enterprise Value	$516.4m–$634.9m

			Median historic recovery rate for all other subordinate bonds	11.00%

	76	Market Approach	Implied natural gas price	$2.00

Loan Assignment	2,444,052	Market Approach	Implied natural gas price	$2.00

Common Stocks	0	Market Approach	Implied Value Based on Waterfall Coverage Analysis	$0.00

	0	Market Approach	Implied natural gas price	$2.00

	$10,656,515

*

The table above does not include a Level 3 investment that was valued by a broker. As of April 30, 2020, the value of this investment was $2,739,900. The input for this investment was not readily available or cannot be reasonably estimated.

A portfolio investment may be classified as an illiquid investment under the Trust’s written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2020, and can change at any time. Illiquid investments as of April 30, 2020, are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up

28	MainStay MacKay Short Duration High Yield Fund

to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2020, the Fund did not hold any unfunded commitments.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for

29

Notes to Financial Statements (Unaudited) (continued)

lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2020, the Fund did not have any portfolio securities on loan.

(I)  Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund primarily invests in high yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

(J)  LIBOR Replacement Risk.  The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(K)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.65% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.05% of the Fund’s average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except Class R6. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

30	MainStay MacKay Short Duration High Yield Fund

During the six-month period ended April 30, 2020, New York Life Investments earned fees from the Fund in the amount of $4,877,968 and paid the Subadvisor in the amount of $2,438,984.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the six-month period ended April 30, 2020, shareholder service fees incurred by the Fund were as follows:

Class R2	$261
Class R3	70

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2020 were $19,509 and $1,641, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $12,914 and $21,695, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. Effective November 1, 2019, New York Life Investments contractually agreed to limit the transfer agency expenses charged to each of the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis (excluding small account fees) after deducting any other applicable expense cap reimbursements or transfer agency waivers. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2020, transfer agent expenses incurred by the Fund and any applicable waivers were as follows:

Class	Expense	Waived
Class A	$103,088	$—
Investor Class	5,759	—
Class C	40,355	—
Class I	491,996	—
Class R2	218	—
Class R3	56	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2020, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class A	$4,987,387	2.2%
Class R2	30,795	6.3
Class R3	28,575	39.2

Note 4–Federal Income Tax

As of April 30, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative

31

Notes to Financial Statements (Unaudited) (continued)

contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$1,328,816,467	$10,455,787	$(136,074,877)	$(125,619,090)

As of October 31, 2019, for federal income tax purposes, capital loss carryforwards of $11,419,560 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or have expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$2,261	$9,159

During the year ended October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019

Distributions paid from:
Ordinary Income	$56,746,819

Note 5–Restricted Securities

Restricted securities are subject to legal or contractual restrictions on resale. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended. Disposal of restricted securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve.

As of April 30, 2020, the Fund held the following restricted securities.

Security	Date(s) of Acquisition	Principal Amount/ Shares	Cost	4/30/20 Value	Percent of Net Assets

Exide Technologies
Common Stock	4/30/15-12/2/19	951,326	$1,431,278	$—	0.0	%‡
GenOn Energy, Inc.
Common Stock	12/14/2018	20,915	2,342,005	3,869,275	0.3
Rex Energy Corp. (Escrow Claim)
Corporate Bond 8.00%, due 10/1/20	10/3/18	$7,906,000	—	59,295	0.0	‡
Sterling Entertainment Enterprises LLC
Corporate Bond 10.250%, due 1/15/25	12/28/17	$3,000,000	2,966,536	2,739,900	0.2
Total			$6,739,819	$6,668,470	0.5%

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2020, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

32	MainStay MacKay Short Duration High Yield Fund

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 9–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2020, purchases and sales of securities, other than short-term securities, were $500,759 and $644,332, respectively.

The Fund may purchase securities from or sell securities to other funds managed by the Subadvisor. These inter-portfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. The Rule 17a-7 transactions during the six-month period ended April 30, 2020, were as follows:

Sales (000’s)	Realized Gain / (Loss) (000’s)

$30,702	$(1,997)

Note 10–Capital Share Transactions

Transactions in capital shares for the six-month period ended April 30, 2020 and the year ended October 31, 2019, were as follows:

Class A	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	8,605,968	$82,761,508
Shares issued to shareholders in reinvestment of distributions	595,276	5,624,445
Shares redeemed	(7,605,671)	(71,341,635)

Net increase (decrease) in shares outstanding before conversion	1,595,573	17,044,318
Shares converted into Class A (See Note 1)	78,345	753,019
Shares converted from Class A (See Note 1)	(10,772)	(95,799)

Net increase (decrease)	1,663,146	$17,701,538

Year ended October 31, 2019:
Shares sold	13,049,117	$128,267,067
Shares issued to shareholders in reinvestment of distributions	810,187	7,939,747
Shares redeemed	(8,261,055)	(80,862,110)

Net increase (decrease) in shares outstanding before conversion	5,598,249	55,344,704
Shares converted into Class A (See Note 1)	119,642	1,176,455
Shares converted from Class A (See Note 1)	(41,928)	(414,008)

Net increase (decrease)	5,675,963	$56,107,151

Investor Class	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	121,759	$1,170,213
Shares issued to shareholders in reinvestment of distributions	16,949	160,195
Shares redeemed	(92,758)	(874,902)
Net increase (decrease) in shares outstanding before conversion	45,950	455,506

Shares converted into Investor Class (See Note 1)	11,358	102,505
Shares converted from Investor Class (See Note 1)	(78,347)	(753,019)

Net increase (decrease)	(21,039)	$(195,008)

Year ended October 31, 2019:
Shares sold	234,818	$2,306,119
Shares issued to shareholders in reinvestment of distributions	29,014	284,275
Shares redeemed	(121,889)	(1,197,059)

Net increase (decrease) in shares outstanding before conversion	141,943	1,393,335
Shares converted into Investor Class (See Note 1)	50,974	502,705
Shares converted from Investor Class (See Note 1)	(100,270)	(986,028)

Net increase (decrease)	92,647	$910,012

Class C	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	824,589	$8,016,355
Shares issued to shareholders in reinvestment of distributions	89,214	843,086
Shares redeemed	(1,085,850)	(10,033,810)

Net increase (decrease) in shares outstanding before conversion	(172,047)	(1,174,369)
Shares converted from Class C (See Note 1)	(1,912)	(18,362)

Net increase (decrease)	(173,959)	$(1,192,731)

Year ended October 31, 2019:
Shares sold	1,422,322	$13,934,554
Shares issued to shareholders in reinvestment of distributions	156,492	1,531,997
Shares redeemed	(1,575,005)	(15,416,007)

Net increase (decrease) in shares outstanding before conversion	3,809	50,544
Shares converted from Class C (See Note 1)	(30,308)	(297,560)

Net increase (decrease)	(26,499)	$(247,016)

33

Notes to Financial Statements (Unaudited) (continued)

Class I	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	35,679,510	$337,102,038
Shares issued to shareholders in reinvestment of distributions	2,898,212	27,537,366
Shares redeemed	(62,167,945)	(578,812,739)

Net increase in shares outstanding before conversion	(23,590,223)	(214,173,335)
Shares converted into Class I (See Note 1)	1,313	11,656

Net increase (decrease)	(23,588,910)	$(214,161,679)

Year ended October 31, 2019:
Shares sold	87,966,140	$864,285,314
Shares issued to shareholders in reinvestment of distributions	4,182,676	41,024,905

Shares redeemed	(42,275,122)	(413,612,489)
Net increase (decrease) in shares outstanding before conversion	49,873,694	491,697,730
Shares converted into Class I (See Note 1)	1,868	18,436

Net increase (decrease)	49,875,562	$491,716,166

Class R2	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	323	$3,200
Shares issued to shareholders in reinvestment of distributions	1,341	12,650
Shares redeemed	(1,214)	(11,504)

Net increase (decrease)	450	$4,346

Year ended October 31, 2019:
Shares sold	47,757	$470,773
Shares issued to shareholders in reinvestment of distributions	451	4,426
Shares redeemed	(3)	(31)

Net increase (decrease)	48,205	$475,168

Class R3	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	735	$7,274
Shares issued to shareholders in reinvestment of distributions	303	2,909
Shares redeemed	(13,290)	(131,461)

Net increase (decrease)	(12,252)	$(121,278)

Year ended October 31, 2019:
Shares sold	24,304	$235,861
Shares issued to shareholders in reinvestment of distributions	685	6,722
Shares redeemed	(10,513)	(103,016)

Net increase (decrease)	14,476	$139,567

Note 11–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of April 30, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2020, events and transactions subsequent to April 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 13–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19 is uncertain and could adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

34	MainStay MacKay Short Duration High Yield Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay MacKay Short Duration High Yield Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to the Fund’s shareholders.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio manager of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity

35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).

The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Fund. The Board evaluated MacKay’s experience in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay, and New York Life Investments’ and MacKay’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments and MacKay believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.

Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, generally placing greater emphasis on the Fund’s long-term performance track record. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to MacKay as well as discussions between the

36	MainStay MacKay Short Duration High Yield Fund

Fund’s portfolio manager and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering the investment performance of the Fund, the Board noted that the Fund underperformed its peer funds for the one- and three-year periods ended July 31, 2019, and performed favorably relative to its peer funds for the five-year period ended July 31, 2019. The Board considered its discussions with representatives from New York Life Investments and MacKay regarding the Fund’s investment performance relative to that of its benchmark index and peer funds.

Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay

The Board considered information provided by New York Life Investments and MacKay with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and MacKay and their affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

37

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds. The Board considered its discussions with representatives from New York Life Investments regarding the management fee paid by the Fund.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its

Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past six years.

Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

38	MainStay MacKay Short Duration High Yield Fund

Discussion of the Operation and Effectiveness of the Fund’s Liquidity Risk

Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund’s liquidity risk. The Board of Trustees of MainStay Funds Trust (the “Board”) designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments and (iii) the Fund’s investment strategy continues to be appropriate for an open-end fund.

In accordance with the Program, the Fund’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

39

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

40	MainStay MacKay Short Duration High Yield Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay Short Term Bond Fund4

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund5

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund6

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund7

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund8

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.9

Brussels, Belgium

Candriam Luxembourg S.C.A.9

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC9

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC9

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective August 31, 2020, MainStay MacKay Infrastructure Bond Fund will be renamed MainStay MacKay U.S. Infrastructure Bond Fund.
4.	Formerly known as MainStay Indexed Bond Fund.
5.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
6.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
7.	Effective July 31, 2020, MainStay Growth Allocation Fund will be renamed MainStay Equity Allocation Fund.
8.	Effective July 31, 2020, MainStay Moderate Growth Allocation Fund will be named MainStay Growth Allocation Fund.
9.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1739387 MS086-20	MSSHY10-06/20 (NYLIM) NL232

MainStay MacKay Total Return Bond Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Financial markets experienced high levels of volatility in response to the spreading of a novel coronavirus, which causes the disease known as COVID-19, and a sharpening decline in global economic activity during the six months ended April 30, 2020.

After gaining ground during the first three and a half months of the reporting period, most broad stock and bond indices began to dip in late February as a growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crises; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment.

In the United States, with the number of reported U.S. COVID-19 cases continuing to rise, the Federal Reserve (“Fed”) cut interest rates twice and announced unlimited quantitative easing. In late March, the federal government declared a national emergency as unemployment claims increased by 22 million in a four-week period, and Congress passed and the President signed the CARES Act to provide a $2 trillion stimulus package, with the promise of further aid for consumers and businesses to come. Investors generally responded positively to the government’s fiscal and monetary measures, as well as prospects for a gradual lessening of restrictions on non-essential businesses. Accordingly, despite mounting signs of recession and rapidly rising unemployment levels, in April, markets regained some of the ground that they had lost in the previous month.

For the reporting period as a whole, U.S. equity indices produced broadly negative performance. Traditionally more volatile small- and mid-cap stocks were particularly hard hit, and value stocks tended to underperform their growth-oriented counterparts. The energy sector suffered the steepest declines due to weakening demand and an escalating petroleum price war between Saudi Arabia and Russia, the world’s second and third largest petroleum producers after the United States. Most other sectors sustained substantial, though milder losses.

The health care and information technology sectors, both of which rebounded strongly in April, generally ended the reporting period in positive territory. International equities followed patterns similar to those seen in the United States, with a decline in March followed by a partial recovery in April. Overall, however, U.S. stocks ended the reporting period with milder losses than those of most other developed and developing economies.

Fixed-income markets also experienced unusually high levels of volatility. Corporate bonds lost value in March before partly recovering in April, with speculative high-yield credit facing the brunt of risk-off investor sentiment. High-grade municipal bonds dipped briefly in mid-March before regaining most of the lost ground, outperforming lower-grade, higher-yielding municipal securities. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. At the opposite end of the fixed-income risk spectrum, emerging-market debt underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the curve of the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so that they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2020

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]

Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	1/2/2004	–2.30 2.31%	3.18 8.04%	2.09 3.03%	3.35 3.83%	0.89 0.89%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–2.40 2.19	2.94 7.79	2.04 2.98	3.27 3.75	1.06 1.06
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	1/2/2004	–3.18 1.82	2.02 7.02	1.83 2.20	2.97 2.97	1.81 1.81
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	1/2/2004	0.82 1.82	6.01 7.01	2.20 2.20	2.96 2.96	1.81 1.81
Class I Shares	No Sales Charge		1/2/1991	2.44	8.34	3.39	4.16	0.64
Class R1 Shares	No Sales Charge		6/29/2012	2.48	8.21	3.28	3.24	0.74
Class R2 Shares	No Sales Charge		6/29/2012	2.27	7.86	3.00	2.97	0.99
Class R3 Shares	No Sales Charge		2/29/2016	2.23	7.69	3.86	3.86	1.24
Class R6 Shares	No Sales Charge		12/29/2014	2.48	8.41	3.46	3.50	0.54

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

Bloomberg Barclays U.S. Aggregate Bond Index[4]	4.86%	10.84%	3.80%	3.96%
Morningstar Intermediate Core-Plus Bond Category Average[5]	1.60	6.75	3.14	4.00

4.

The Bloomberg Barclays U.S. Aggregate Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.

The Morningstar Intermediate Core-Plus Bond Category Average is representative of funds that invest primarily in investment-grade U.S. fixed-income issues including government, corporate, and securitized debt, but generally have greater flexibility than core offerings to hold non-core sectors such as corporate high yield, bank loan, emerging-markets debt, and non-U.S. currency exposures. Their durations (a measure of interest-rate sensitivity) typically range between 75% and 125% of the three-year average of the effective duration of the Morningstar Core Bond Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Total Return Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Total Return Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2019, to April 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2019, to April 30, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/19	Ending Account Value (Based on Actual Returns and Expenses) 4/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,023.10	$4.38	$1,020.54	$4.37	0.87%

Investor Class Shares	$1,000.00	$1,021.90	$5.48	$1,019.44	$5.47	1.09%

Class B Shares	$1,000.00	$1,018.20	$9.23	$1,015.71	$9.22	1.84%

Class C Shares	$1,000.00	$1,018.20	$9.23	$1,015.71	$9.22	1.84%

Class I Shares	$1,000.00	$1,024.40	$3.02	$1,021.88	$3.02	0.60%

Class R1 Shares	$1,000.00	$1,024.80	$3.52	$1,021.38	$3.52	0.70%

Class R2 Shares	$1,000.00	$1,022.70	$4.78	$1,020.14	$4.77	0.95%

Class R3 Shares	$1,000.00	$1,022.30	$6.03	$1,018.90	$6.02	1.20%

Class R6 Shares	$1,000.00	$1,024.80	$2.72	$1,022.18	$2.72	0.54%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of April 30, 2020 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of April 30, 2020 (excluding short-term investments) (Unaudited)

1.	United States Treasury Bonds, 2.00%–4.50%, due 5/15/38–2/15/50

2.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.00%–6.50%, due 9/1/33–6/1/57

3.	United States Treasury Notes, 0.125%–1.50%, due 4/30/22–2/15/30

4.	Federal Home Loan Mortgage Corporation, 2.50%–4.00%, due 6/15/40–1/25/50

5.	Bank of America Corp., 2.496%–6.30%, due 1/28/25–2/13/31
6.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.50%–6.50%, due 5/1/30–10/1/48

7.	Government National Mortgage Association, 2.75%–3.00%, due 1/16/40–4/20/49

8.	United States Treasury Inflation—Indexed Notes, 0.75%–0.875%, due 7/15/28–1/15/29

9.	Morgan Stanley, 3.591%–6.25%, due 11/1/22–7/22/28

10.	AT&T, Inc., 2.875%–4.35%, due 3/1/24–3/1/29

8	MainStay MacKay Total Return Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD,1 Stephen R. Cianci, CFA, and Neil Moriarty, III, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Total Return Bond Fund perform relative to its benchmark and peer group during the six months ended April 30, 2020?

For the six months ended April 30, 2020, Class I shares of MainStay MacKay Total Return Bond Fund returned 2.44%, underperforming the 4.86% return of the Fund’s primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. Over the same period, Class I shares outperformed the 1.60% return of the Morningstar Intermediate Core-Plus Bond Category Average.2

Were there any changes to the Fund during the reporting period?

Effective February 28, 2020, the Fund’s principal investment strategies were modified to allow the Fund to invest up to 30% of its total assets in securities rated below investment grade by an independent rating agency or, if unrated, determined by the subadvisor to be of comparable quality. For more information about this change refer to the prospectus supplement dated December 13, 2019.

What factors affected the Fund’s relative performance during the reporting period?

Financial markets dropped sharply in the first quarter of 2020, impacting the entire reporting period, as it became increasingly evident that the COVID-19 epidemic was not merely a medical concern, but an economic one with perhaps larger fiscal implications than those related to personal health. Other than U.S. Treasury securities, nearly all asset classes saw steep losses during the quarter including gold, which is usually a haven during times of uncertainty. The shutdown of most sectors of the economy for a prolonged period of time poses risks to both the consumer and industry.

During the reporting period, the Fund underperformed the Bloomberg Barclays U.S. Aggregate Bond Index primarily due to the Fund’s relatively overweight exposure to corporate bonds. Both investment-grade and high-yield corporate bonds detracted from relative performance, particularly at the front end where the dealer community stepped away. Underweight exposure to U.S. Treasury bonds also detracted from relative performance as Treasury securities were the best performing fixed-income asset class during the reporting period. In addition, forced selling caused securitized3 assets to widen out where the Fund held overweight exposure, although these asset classes rebounded in April 2020 as the U.S. Federal Reserve

(“Fed”) cut rates to near zero and reinstituted a bond buying program to create liquidity.

What was the Fund’s duration4 strategy during the reporting period?

Throughout the reporting period the Fund’s duration remained neutral to slightly higher than the Bloomberg Barclays U.S. Aggregate Bond Index. As of April 30, 2020, the Fund’s duration stood at 5.9 years versus 5.7 years for the benchmark.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The Fund’s overweight exposure to corporate bonds, both investment grade and high yield, detracted from performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index, as did underweight exposure to U.S. Treasury bonds. Forced selling caused securitized assets to widen out overweight positions.

Though the Fund held underweight exposure to Treasury securities, its position in longer-maturity Treasury bonds contributed positively to relative performance. (Contributions take weightings and total returns into account.) Security selection in both the collateralized mortgage obligation and emerging market sovereign debt areas enhanced relative returns as well.

What were some of the Fund’s largest purchases and sales during the reporting period?

Late in the reporting period, the Fund purchased a seasoned credit risk transfer deal from the Federal Home Loan Mortgage Corporation backed by four-year-old prime mortgage loans. At the time of purchase, the liquidity premium was high as there were forced sellers of this type of paper. Given the underlying fundamentals of the borrower’s credit and bond structure, we believed the market would eventually price those in. We also purchased corporate bonds issued by computer graphics processor and software maker Nvidia, a high-quality, low-levered company in a rapidly growing industry. The Nvidia issue came to market during the height of pandemic-related volatility and, as such, priced with a very attractive new-issue premium.

One of the Fund’s largest sales involved an asset-backed security (“ABS”) collateralized by equipment loans from DLL Finance when ABS spreads5 were particularly narrow in early February and liquidity was readily available. The Fund also sold its

1.	Dan Roberts served as a portfolio manager of the Fund until January 1, 2020.
2.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
3.	A securitization is a financial instrument created by an issuer by combining a pool of financial assets (such as mortgages). The financial instrument is then marketed to investors, sometimes in tiers.
4.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

5.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

9

position in bonds from integrated oil & gas company Petrobras in early 2020, as valuations were tight though fundamentals remained sound.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period we reduced the Fund’s exposure to agency mortgages while increasing exposure to securitized assets. Near the end of the same period, the Fund also increased its exposure to high-yield bonds.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2020, the Fund held overweight exposure relative to the Bloomberg Barclays U.S. Aggregate Bond Index to high-yield bonds, investment-grade corporate bonds and securitized assets. As of the same date, the Fund held relatively underweight exposure to Treasury securities and agency mortgages.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay Total Return Bond Fund

Portfolio of Investments April 30, 2020 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 98.6%† Asset-Backed Securities 3.5%
Auto Floor Plan Asset-Backed Securities 0.8%
Ford Credit Floorplan Master Owner Trust
Series 2019-4, Class A 2.44%, due 9/15/26	$3,215,000	$3,095,475
Series 2017-3, Class A 2.48%, due 9/15/24	1,485,000	1,461,127
Series 2018-4, Class A 4.06%, due 11/15/30	4,610,000	4,540,661

		9,097,263

Automobile Asset-Backed Securities 0.9%
Avis Budget Rental Car Funding AESOP LLC Series 2020-1A, Class A 2.33%, due 8/20/26 (a)	1,945,000	1,723,620
Ford Credit Auto Owner Trust Series 2020-1, Class A 2.04%, due 8/15/31 (a)	2,560,000	2,494,931
Santander Retail Auto Lease Trust Series 2019-B, Class A3 2.30%, due 1/20/23 (a)	2,875,000	2,894,161
Santander Revolving Auto Loan Trust Series 2019-A, Class A 2.51%, due 1/26/32 (a)	2,215,000	2,139,489
World Omni Automobile Lease Securitization Trust Series 2019-B, Class A3 2.03%, due 11/15/22	1,715,000	1,707,408

		10,959,609

Credit Cards 0.2%
Capital One Multi-Asset Execution Trust Series 2019-A3, Class A3 2.06%, due 8/15/28	2,420,000	2,454,083

Other Asset-Backed Securities 1.6%
Carrington Mortgage Loan Trust Series 2007-HE1, Class A3 0.677% (1 Month LIBOR + 0.19%), due 6/25/37 (b)	6,200,000	5,573,537
DLL Securitization Trust Series 2019-MT3, Class A3 2.08%, due 2/21/23 (a)	2,910,000	2,899,701
Hilton Grand Vacations Trust Series 2019-AA, Class A 2.34%, due 7/25/33 (a)	3,478,524	3,232,481
MMAF Equipment Finance LLC Series 2019-A, Class A3 2.84%, due 11/13/23 (a)	3,200,000	3,224,898
MVW Owner Trust Series 2019-2A, Class A 2.22%, due 10/20/38 (a)	3,057,429	2,768,721

	Principal Amount	Value
Other Asset-Backed Securities (continued)
Sierra Receivables Funding Co. Series 2019-3A, Class A 2.34%, due 8/20/36 (a)	$1,733,491	$1,620,271

		19,319,609

Total Asset-Backed Securities (Cost $42,945,588)		41,830,564

Corporate Bonds 52.2%
Aerospace & Defense 0.2%
L3Harris Technologies, Inc.
4.854%, due 4/27/35	585,000	723,743
5.054%, due 4/27/45	1,215,000	1,522,508

		2,246,251

Agriculture 0.4%
Altria Group, Inc. 4.80%, due 2/14/29	2,555,000	2,859,803
JBS Investments II GmbH 7.00%, due 1/15/26 (a)	1,800,000	1,867,320

		4,727,123

Airlines 0.6%
American Airlines Pass-Through Trust Series 2019-1, Class AA 3.15%, due 8/15/33	2,210,434	1,947,423
Delta Air Lines, Inc. 7.00%, due 5/1/25 (a)	3,085,000	3,166,298
JetBlue Pass Through Trust Series 2019-1, Class AA 2.75%, due 11/15/33	2,605,000	2,291,779

		7,405,500

Apparel 0.3%
Hanesbrands, Inc. 4.875%, due 5/15/26 (a)(c)	1,409,000	1,418,018
NIKE, Inc. 3.375%, due 3/27/50	2,205,000	2,472,225

		3,890,243

Auto Manufacturers 1.0%
Ford Motor Co.
8.50%, due 4/21/23	3,330,000	3,284,212
9.00%, due 4/22/25	3,300,000	3,213,375
Ford Motor Credit Co. LLC
3.35%, due 11/1/22	1,280,000	1,152,000
4.063%, due 11/1/24	3,630,000	3,158,100
4.25%, due 9/20/22	1,015,000	936,642

		11,744,329

Banks 9.2%
Banco Santander Mexico S.A. 5.375%, due 4/17/25 (a)	3,200,000	3,284,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Bank of America Corp.
2.496%, due 2/13/31 (d)	$2,400,000	$2,429,911
3.248%, due 10/21/27	5,450,000	5,824,183
3.419%, due 12/20/28 (d)	468,000	502,291
3.593%, due 7/21/28 (d)	2,300,000	2,480,247
3.705%, due 4/24/28 (d)	5,000,000	5,456,730
4.25%, due 10/22/26	6,900,000	7,571,928
4.30%, due 1/28/25 (d)(e)	5,410,000	4,862,238
6.30%, due 3/10/26 (c)(d)(e)	1,500,000	1,620,000
Barclays PLC 4.61%, due 2/15/23 (d)	1,205,000	1,252,036
BNP Paribas S.A. 3.052%, due 1/13/31 (a)(d)	3,600,000	3,617,856
Citigroup, Inc.
3.887%, due 1/10/28 (d)	3,489,000	3,768,311
4.05%, due 7/30/22	580,000	608,651
5.30%, due 5/6/44	2,314,000	2,920,598
Credit Suisse Group A.G. 2.593%, due 9/11/25 (a)(d)	1,375,000	1,372,203
Goldman Sachs Group, Inc.
2.60%, due 2/7/30	4,480,000	4,449,707
3.50%, due 11/16/26	4,305,000	4,574,408
6.75%, due 10/1/37	735,000	1,003,818
HSBC Holdings PLC 3.973%, due 5/22/30 (d)	1,830,000	2,004,581
JPMorgan Chase & Co.
3.782%, due 2/1/28 (d)	3,900,000	4,262,169
4.005%, due 4/23/29 (d)	4,000,000	4,452,092
4.60%, due 2/1/25 (d)(e)	5,178,000	4,644,666
5.50%, due 10/15/40	745,000	1,024,162
Lloyds Banking Group PLC 4.582%, due 12/10/25	8,183,000	8,846,097
Morgan Stanley
3.591%, due 7/22/28 (d)	5,265,000	5,709,354
4.875%, due 11/1/22	3,945,000	4,204,691
5.00%, due 11/24/25	4,535,000	5,123,121
6.25%, due 8/9/26	2,000,000	2,498,982
PNC Financial Services Group, Inc. 2.55%, due 1/22/30	3,105,000	3,177,443
Royal Bank of Scotland Group PLC 5.125%, due 5/28/24	3,550,000	3,768,501
Wachovia Corp. 5.50%, due 8/1/35	1,220,000	1,525,632
Wells Fargo Bank N.A. 5.85%, due 2/1/37	555,000	756,945

		109,597,552

Beverages 0.7%
Anheuser-Busch InBev Worldwide, Inc. 4.75%, due 1/23/29	1,930,000	2,232,774

	Principal Amount	Value
Beverages (continued)
Coca-Cola Co. 4.20%, due 3/25/50	$1,200,000	$1,553,427
Constellation Brands, Inc. 4.50%, due 5/9/47	2,740,000	3,042,422
PepsiCo, Inc. 3.625%, due 3/19/50	1,220,000	1,472,322

		8,300,945

Biotechnology 0.1%
Biogen, Inc. 3.15%, due 5/1/50	1,910,000	1,872,820

Building Materials 0.9%
Builders FirstSource, Inc. 5.00%, due 3/1/30 (a)	3,839,000	3,294,246
Carrier Global Corp. 2.242%, due 2/15/25 (a)	4,130,000	4,099,685
Standard Industries, Inc. 5.375%, due 11/15/24 (a)	3,830,000	3,839,575

		11,233,506

Chemicals 1.4%
Air Liquide Finance S.A. 1.75%, due 9/27/21 (a)	2,470,000	2,485,393
Braskem Netherlands Finance B.V. 4.50%, due 1/10/28 (a)	2,830,000	2,405,500
Huntsman International LLC 4.50%, due 5/1/29	2,949,000	2,841,243
Orbia Advance Corp. S.A.B. de C.V. 4.00%, due 10/4/27 (a)	2,400,000	2,262,024
PolyOne Corp. 5.75%, due 5/15/25 (a)	3,664,000	3,709,800
W.R. Grace & Co. 5.125%, due 10/1/21 (a)	3,095,000	3,110,475

		16,814,435

Commercial Services 1.4%
Allied Universal Holdco LLC / Allied Universal Finance Corp. 6.625%, due 7/15/26 (a)	2,570,000	2,642,217
Ashtead Capital, Inc. 4.00%, due 5/1/28 (a)	1,435,000	1,370,425
California Institute of Technology 3.65%, due 9/1/19	2,914,000	2,990,022
Herc Holdings, Inc. 5.50%, due 7/15/27 (a)	2,800,000	2,624,720
IHS Markit, Ltd. 4.25%, due 5/1/29	3,745,000	4,002,244
PayPal Holdings, Inc. 2.65%, due 10/1/26	3,455,000	3,624,243

		17,253,871

12	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Computers 0.9%
Dell International LLC / EMC Corp.(a)
4.90%, due 10/1/26	$6,467,000	$6,686,095
5.30%, due 10/1/29	1,275,000	1,327,307
8.10%, due 7/15/36	1,750,000	2,136,550
NCR Corp. 6.125%, due 9/1/29 (a)	874,000	867,445

		11,017,397

Cosmetics & Personal Care 0.1%
Estee Lauder Cos., Inc. 2.60%, due 4/15/30	1,130,000	1,177,894

Distribution & Wholesale 0.4%
Performance Food Group, Inc. 5.50%, due 10/15/27 (a)	5,420,000	5,149,108

Diversified Financial Services 2.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.50%, due 5/26/22	3,690,000	3,433,078
Air Lease Corp. 4.25%, due 9/15/24	6,445,000	6,006,397
Ally Financial, Inc.
3.875%, due 5/21/24	1,270,000	1,247,775
7.50%, due 9/15/20	166,000	167,660
8.00%, due 11/1/31	4,495,000	5,495,138
Avolon Holdings Funding, Ltd. 3.25%, due 2/15/27 (a)	2,895,000	2,240,511
Capital One Bank USA N.A. 3.375%, due 2/15/23	3,046,000	3,093,720
Charles Schwab Corp. 5.375% (5 Year Treasury Constant Maturity Rate + 4.971%), due 6/1/25 (b)(e)	3,600,000	3,685,500
Discover Financial Services 3.85%, due 11/21/22	1,526,000	1,562,809
International Lease Finance Corp. 5.875%, due 8/15/22	2,200,000	2,147,513

		29,080,101

Electric 2.1%
Comision Federal De Electricidad 4.75%, due 2/23/27 (a)	2,490,000	2,384,175
Connecticut Light & Power Co. 4.00%, due 4/1/48	1,805,000	2,261,849
Duke Energy Progress LLC 3.45%, due 3/15/29	3,695,000	4,197,687
Duquesne Light Holdings, Inc. 3.616%, due 8/1/27 (a)	1,645,000	1,647,278

	Principal Amount	Value
Electric (continued)
Evergy Kansas Central, Inc. 3.45%, due 4/15/50	$3,045,000	$3,497,472
N.V. Energy, Inc. 6.25%, due 11/15/20	5,000,000	5,133,997
Puget Energy, Inc. 6.50%, due 12/15/20	3,155,000	3,250,395
Southern California Edison Co. 4.00%, due 4/1/47	2,055,000	2,296,630

		24,669,483

Entertainment 0.2%
Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Operations LLC 5.50%, due 5/1/25 (a)	1,991,000	1,991,000

Environmental Controls 0.2%
Waste Connections, Inc. 3.50%, due 5/1/29	1,880,000	2,026,911

Food 1.6%
JBS USA LUX S.A. / JBS Food Co. / JBS USA Finance, Inc. 5.50%, due 1/15/30 (a)	1,930,000	1,954,125
Kerry Group Financial Services Unlimited Co. 3.20%, due 4/9/23 (a)	4,375,000	4,532,810
Kraft Heinz Foods Co. 5.00%, due 7/15/35	1,689,000	1,813,214
Mars, Inc.(a)
3.20%, due 4/1/30	1,100,000	1,220,538
3.60%, due 4/1/34	930,000	1,076,711
Smithfield Foods, Inc. 5.20%, due 4/1/29 (a)	960,000	999,978
Sysco Corp. 3.30%, due 2/15/50	1,745,000	1,446,176
Tyson Foods, Inc. 5.15%, due 8/15/44	3,000,000	3,809,064
U.S. Foods, Inc. 6.25%, due 4/15/25 (a)	2,610,000	2,658,938

		19,511,554

Food Services 0.2%
Aramark Services, Inc. 6.375%, due 5/1/25 (a)	2,383,000	2,478,320

Gas 0.5%
Atmos Energy Corp. 4.30%, due 10/1/48	1,465,000	1,869,123
NiSource, Inc. 3.49%, due 5/15/27	2,935,000	3,154,464

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Gas (continued)
Southern California Gas Co. 3.20%, due 6/15/25	$915,000	$979,160

		6,002,747

Health Care—Services 0.2%
NYU Langone Hospitals 3.38%, due 7/1/55	2,400,000	2,177,562

Holding Company—Diversified 0.3%
CK Hutchison International (17) II, Ltd. 3.25%, due 9/29/27 (a)	3,575,000	3,811,395

Home Builders 1.1%
Lennar Corp. 4.75%, due 11/29/27	1,546,000	1,584,650
NVR, Inc. 3.95%, due 9/15/22	6,420,000	6,707,098
Toll Brothers Finance Corp.
3.80%, due 11/1/29	2,233,000	2,087,855
4.35%, due 2/15/28	1,364,000	1,343,540
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 5.875%, due 6/15/24	1,320,000	1,280,532

		13,003,675

Home Furnishing 0.5%
Whirlpool Corp. 4.85%, due 6/15/21	5,890,000	6,054,141

Insurance 2.2%
Equitable Holdings, Inc. 4.35%, due 4/20/28	5,025,000	5,255,964
Liberty Mutual Group, Inc. 3.951%, due 10/15/50 (a)	3,675,000	3,737,315
Markel Corp. 3.625%, due 3/30/23	2,515,000	2,631,611
Nippon Life Insurance Co. 3.40% (5 Year Treasury Constant Maturity Rate + 2.612%), due 1/23/50 (a)(b)	3,065,000	3,095,650
Peachtree Corners Funding Trust 3.976%, due 2/15/25 (a)	1,780,000	1,868,695
Reliance Standard Life Global Funding II(a)
2.15%, due 1/21/23	645,000	645,163
2.50%, due 10/30/24	3,950,000	3,918,133
Voya Financial, Inc. 3.65%, due 6/15/26	1,305,000	1,370,645
Willis North America, Inc.
2.95%, due 9/15/29	2,640,000	2,682,809
3.875%, due 9/15/49	695,000	757,215

		25,963,200

	Principal Amount	Value
Internet 1.6%
Alibaba Group Holding, Ltd. 3.40%, due 12/6/27	$5,000,000	$5,432,805
Expedia Group, Inc.
3.25%, due 2/15/30	4,965,000	4,144,129
6.25%, due 5/1/25 (a)	730,000	744,455
Match Group, Inc. 4.125%, due 8/1/30 (a)	263,000	255,110
Tencent Holdings, Ltd. (a)
3.28%, due 4/11/24	4,365,000	4,574,123
3.80%, due 2/11/25	2,000,000	2,148,959
Weibo Corp. 3.50%, due 7/5/24	1,825,000	1,849,802

		19,149,383

Iron & Steel 0.6%
ArcelorMittal S.A. 4.55%, due 3/11/26	3,215,000	3,096,439
Vale Overseas, Ltd.
6.25%, due 8/10/26	2,290,000	2,509,840
6.875%, due 11/21/36	1,094,000	1,271,786

		6,878,065

Leisure Time 0.1%
NCL Corp., Ltd. 3.625%, due 12/15/24 (a)	990,000	636,075

Lodging 0.9%
Hilton Domestic Operating Co., Inc.
4.875%, due 1/15/30	2,640,000	2,521,200
5.75%, due 5/1/28 (a)	1,135,000	1,143,626
Las Vegas Sands Corp. 3.20%, due 8/8/24	2,205,000	2,143,035
MGM Resorts International 6.00%, due 3/15/23	5,000,000	4,862,500

		10,670,361

Media 2.4%
CCO Holdings LLC / CCO Holdings Capital Corp. 5.875%, due 4/1/24 (a)	2,078,000	2,135,145
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.464%, due 7/23/22	4,000,000	4,213,845
Comcast Corp.
3.70%, due 4/15/24	1,584,900	1,736,129
3.75%, due 4/1/40	1,275,000	1,463,352
3.95%, due 10/15/25	2,086,600	2,349,036
4.25%, due 10/15/30	1,435,000	1,726,878
4.70%, due 10/15/48	2,195,000	2,878,567
Diamond Sports Group LLC / Diamond Sports Finance Co. 6.625%, due 8/15/27 (a)(c)	5,338,000	2,922,555

14	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Media (continued)
Grupo Televisa S.A.B. 5.25%, due 5/24/49	$1,890,000	$1,940,050
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	3,660,000	4,229,600
Walt Disney Co. 6.65%, due 11/15/37	1,640,000	2,447,344

		28,042,501

Mining 0.4%
Anglo American Capital PLC 4.875%, due 5/14/25 (a)	2,780,000	2,928,783
Corp. Nacional del Cobre de Chile 3.00%, due 9/30/29 (a)	2,435,000	2,344,292

		5,273,075

Miscellaneous—Manufacturing 0.9%
General Electric Co.
3.625%, due 5/1/30	2,340,000	2,348,674
4.25%, due 5/1/40	2,550,000	2,558,676
4.35%, due 5/1/50	1,995,000	2,010,186
Textron Financial Corp. 3.427% (3 Month LIBOR + 1.735%), due 2/15/67 (a)(b)	5,685,000	3,524,700

		10,442,236

Oil & Gas 2.2%
BP Capital Markets America, Inc. 3.00%, due 2/24/50	1,250,000	1,178,813
Concho Resources, Inc. 4.30%, due 8/15/28	3,090,000	3,142,199
Continental Resources, Inc. 5.00%, due 9/15/22	2,886,000	2,712,840
Gazprom PJSC Via Gaz Capital S.A. (a)
4.95%, due 3/23/27	358,000	384,784
4.95%, due 2/6/28	2,531,000	2,724,621
Marathon Petroleum Corp.
4.50%, due 5/1/23	2,245,000	2,248,952
4.70%, due 5/1/25	2,445,000	2,461,725
6.50%, due 3/1/41	1,580,000	1,657,959
Petroleos Mexicanos 6.75%, due 9/21/47	5,835,000	4,011,562
Valero Energy Corp.
4.00%, due 4/1/29	2,270,000	2,324,715
6.625%, due 6/15/37	1,660,000	1,981,018
WPX Energy, Inc. 4.50%, due 1/15/30	1,760,000	1,434,400

		26,263,588

Packaging & Containers 0.5%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 4.25%, due 9/15/22 (a)	3,600,000	3,619,080

	Principal Amount	Value
Packaging & Containers (continued)
Berry Global, Inc. 4.875%, due 7/15/26 (a)	$282,000	$288,045
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.125%, due 7/15/23 (a)	1,503,000	1,510,515
Sealed Air Corp. 4.00%, due 12/1/27 (a)	268,000	262,640

		5,680,280

Pharmaceuticals 1.1%
AbbVie, Inc. 4.05%, due 11/21/39 (a)	4,385,000	4,863,588
Becton Dickinson & Co. 4.669%, due 6/6/47	2,500,000	3,129,454
CVS Health Corp.
4.78%, due 3/25/38	750,000	885,262
5.05%, due 3/25/48	750,000	950,415
CVS Pass-Through Trust 5.789%, due 1/10/26 (a)	43,252	45,988
Teva Pharmaceutical Finance Netherlands III B.V. 3.15%, due 10/1/26	3,510,000	3,053,700

		12,928,407

Pipelines 2.0%
Columbia Pipeline Group, Inc. 3.30%, due 6/1/20	5,680,000	5,679,061
Enterprise Products Operating LLC
3.95%, due 1/31/60	2,200,000	2,024,597
4.20%, due 1/31/50	630,000	624,864
MPLX, L.P.
4.875%, due 6/1/25	5,305,000	5,176,133
6.25%, due 10/15/22 (a)	1,491,000	1,489,616
Sabine Pass Liquefaction LLC 5.625%, due 3/1/25	800,000	838,393
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	5,137,000	5,483,266
Western Midstream Operating L.P. 5.25%, due 2/1/50	2,485,000	1,953,831

		23,269,761

Real Estate 0.4%
American Tower Corp. 3.375%, due 5/15/24	4,000,000	4,268,301

Real Estate Investment Trusts 1.5%
Alexandria Real Estate Equities, Inc. 3.375%, due 8/15/31	2,090,000	2,256,579
Boston Properties, L.P. 3.20%, due 1/15/25	4,050,000	4,194,840
Crown Castle International Corp. 3.20%, due 9/1/24	5,580,000	5,922,823

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
CyrusOne L.P. / CyrusOne Finance Corp. 3.45%, due 11/15/29	$2,430,000	$2,319,435
Equinix, Inc. 2.625%, due 11/18/24	2,855,000	2,934,797

		17,628,474

Retail 2.0%
1011778 B.C. ULC / New Red Finance, Inc. 5.75%, due 4/15/25 (a)	1,108,000	1,166,170
Alimentation Couche-Tard, Inc. 2.70%, due 7/26/22 (a)	7,345,000	7,385,960
Darden Restaurants, Inc. 3.85%, due 5/1/27	5,980,000	5,703,338
Home Depot, Inc. 3.35%, due 4/15/50	1,235,000	1,367,700
Lowe’s Cos., Inc. 5.125%, due 4/15/50	1,400,000	1,827,393
Starbucks Corp.
3.35%, due 3/12/50	1,400,000	1,358,327
4.45%, due 8/15/49	2,300,000	2,751,441
TJX Cos., Inc. 3.50%, due 4/15/25	1,845,000	1,989,751

		23,550,080

Semiconductors 1.3%
Broadcom, Inc. 3.125%, due 10/15/22 (a)	3,750,000	3,886,118
Intel Corp. 4.75%, due 3/25/50	1,800,000	2,535,726
Nvidia Corp. 3.50%, due 4/1/50	2,730,000	3,132,634
NXP B.V. / NXP Funding LLC (a)
3.40%, due 5/1/30	1,775,000	1,774,423
4.625%, due 6/1/23	3,825,000	4,077,227

		15,406,128

Software 0.1%
Fiserv, Inc. 3.20%, due 7/1/26	810,000	867,342

Telecommunications 4.7%
Altice France S.A. 7.375%, due 5/1/26 (a)	4,772,000	4,986,740
AT&T, Inc.
2.875% (EUAMDB05 + 3.14%), due 3/2/25 (b)(e)	EUR 3,100,000	3,124,453
3.80%, due 3/1/24	$5,920,000	6,322,421
3.80%, due 2/15/27	5,660,000	6,145,484
4.35%, due 3/1/29	1,040,000	1,168,673

	Principal Amount	Value
Telecommunications (continued)
CommScope Technologies LLC 5.00%, due 3/15/27 (a)	$4,200,000	$3,601,500
Level 3 Financing, Inc.
3.40%, due 3/1/27 (a)	4,555,000	4,557,050
5.375%, due 1/15/24	2,160,000	2,176,200
Rogers Communications, Inc. 3.625%, due 12/15/25	1,360,000	1,510,005
Sprint Communications, Inc. 6.00%, due 11/15/22	3,790,000	4,008,342
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 4.738%, due 9/20/29 (a)	6,245,000	6,572,862
T-Mobile USA, Inc.
4.50%, due 4/15/50 (a)	1,720,000	2,013,088
6.375%, due 3/1/25	500,000	513,125
VEON Holdings B.V. 4.95%, due 6/16/24 (a)	3,950,000	4,175,861
Verizon Communications, Inc. 4.00%, due 3/22/50	1,635,000	2,036,644
Vodafone Group PLC 4.25%, due 9/17/50	2,620,000	2,850,202

		55,762,650

Textiles, Apparel & Luxury Goods 0.2%
Hanesbrands, Inc. 5.375%, due 5/15/25 (a)	1,960,000	1,964,900

Toys, Games & Hobbies 0.2%
Hasbro, Inc. 2.60%, due 11/19/22	2,275,000	2,297,721

Total Corporate Bonds (Cost $608,044,303)		620,180,391

Foreign Government Bonds 0.9%
Brazil 0.4%
Brazilian Government International Bond 4.625%, due 1/13/28 (c)	4,789,000	4,949,479

Mexico 0.5%
Mexico Government International Bond 3.25%, due 4/16/30	5,882,000	5,329,151

Total Foreign Government Bonds (Cost $10,905,670)		10,278,630

Loan Assignments 1.1% (b)
Buildings & Real Estate 0.3%
Realogy Group LLC 2018 Term Loan B 3.243% (1 Month LIBOR + 2.25%), due 2/8/25	4,674,660	3,886,783

16	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments (continued)
Containers, Packaging & Glass 0.4%
BWAY Holding Co. 2017 Term Loan B 4.561% (3 Month LIBOR + 3.25%), due 4/3/24	$4,929,655	$4,218,961

Finance 0.4%
Alliant Holdings Intermediate, LLC 2018 Term Loan B 3.154% (1 Month LIBOR + 2.75%), due 5/9/25	4,914,987	4,583,226

Total Loan Assignments (Cost $14,092,523)		12,688,970

Mortgage-Backed Securities 15.7%
Agency (Collateralized Mortgage Obligations) 7.8%
Federal Home Loan Mortgage Corporation
REMIC Series 4691, Class HA 2.50%, due 6/15/40	3,159,597	3,300,221
REMIC, Series 4935, Class JP 2.50%, due 7/25/49	4,319,593	4,511,149
REMIC, Series 4913. Class UA 3.00%, due 3/15/49	4,844,753	5,070,369
REMIC, Series 4908, Class BD 3.00%, due 4/25/49	3,245,000	3,453,505
REMIC, Series 4911, Class MB 3.00%, due 9/25/49	2,530,000	2,610,526
REMIC, Series 4926, Class BP 3.00%, due 10/25/49	7,340,000	7,833,096
REMIC Series 4818, Class BD 3.50%, due 3/15/45	3,366,862	3,519,707
REMIC Series 4869, Class BA 3.50%, due 11/15/47	5,239,163	5,541,486
REMIC Series 4888, Class BA 3.50%, due 9/15/48	2,445,770	2,536,770
REMIC Series 4877, Class AT 3.50%, due 11/15/48	3,178,282	3,447,255
REMIC, Series 4958, Class DL 4.00%, due 1/25/50	6,712,088	7,418,357
Federal National Mortgage Association
REMIC, Series 2013-77, Class CY 3.00%, due 7/25/43	2,941,000	3,199,310
REMIC, Series 2019-25, Class PA 3.00%, due 5/25/48	2,866,470	3,039,652
REMIC, Series 2019-13, Class PE 3.00%, due 3/25/49	3,610,670	3,830,102
REMIC, Series 2019-74, Class BA 3.50%, due 12/25/59	5,019,948	5,420,752

	Principal Amount	Value
Agency (Collateralized Mortgage Obligations) (continued)
Government National Mortgage Association
Series 2017-155, Class KQ 2.75%, due 2/20/47	$4,931,113	$5,195,874
Series 2014-91, Class MA 3.00%, due 1/16/40	3,095,106	3,357,853
Series 2018-127, Class PB 3.00%, due 9/20/47	4,965,231	5,183,912
REMIC Series 2019-29, Class PE 3.00%, due 10/20/48	2,817,442	2,977,920
Series 2019-29, Class CB 3.00%, due 10/20/48	2,637,768	2,756,559
Series 2019-59, Class KA 3.00%, due 12/20/48	5,102,205	5,349,730
Series 2019-43, Class PL 3.00%, due 4/20/49	2,801,633	2,945,256

		92,499,361

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 6.3%
Bank
Series 2019-BN21, Class A5 2.851%, due 10/17/52	4,515,000	4,727,243
Series 2019-BN19, Class A2 2.926%, due 8/15/61	4,715,000	4,974,018
Bayview Commercial Asset Trust Series 2006-4A, Class A1 0.717% (1 Month LIBOR + 0.23%), due 12/25/36 (a)(b)	42,452	37,090
Benchmark Mortgage Trust
Series 2020-IG1, Class A1 2.702%, due 9/15/43	2,905,000	2,976,168
Series 2019-B12, Class A5 3.116%, due 8/15/52	4,417,000	4,749,132
BX Commercial Mortgage Trust (a)
Series 2018-GW, Class A 1.614% (1 Month LIBOR + 0.80%), due 5/15/35 (b)	2,300,000	2,075,048
Series 2019-0C11, Class B 3.605%, due 12/9/41	1,475,000	1,429,036
Series 2019-0C11, Class C 3.856%, due 12/9/41	3,625,000	3,314,561
Series 2019-OC11, Class E 4.076%, due 12/9/41 (f)	2,484,000	2,060,879
COMM Mortgage Trust Series 2013-CR8, Class A4 3.334%, due 6/10/46	2,368,399	2,453,849
CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4 3.718%, due 8/15/48	1,600,000	1,703,970
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (a)	2,270,048	2,302,367

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
FREMF Mortgage Trust (a)(g)
Series 2013-K33, Class B 3.614%, due 8/25/46	$3,345,000	$3,435,086
Series 2015-K721, Class B 3.681%, due 11/25/47	3,845,000	3,887,525
Series 2014-K41, Class B 3.963%, due 11/25/47	1,285,000	1,345,935
Series 2013-K35, Class B 4.073%, due 12/25/46	2,735,000	2,870,424
GS Mortgage Securities Trust
Series 2019-GC42, Class A4 3.001%, due 9/1/52	1,795,000	1,899,220
Series 2019-GC40, Class A4 3.16%, due 7/10/52	3,114,000	3,333,303
Hawaii Hotel Trust Series 2019-MAUI, Class A 1.964% (1 Month LIBOR + 1.15%), due 5/15/38 (a)(b)	2,490,000	2,305,848
Hudson Yards Mortgage Trust Series 2019-30HY, Class A 3.228%, due 7/10/39 (a)	3,225,000	3,390,472
JP Morgan Chase Commercial Mortgage Securities Trust Series 2018-AON, Class A 4.128%, due 7/5/31 (a)	4,195,000	4,342,240
Morgan Stanley Bank of America Merrill Lynch Trust Series-2015-C23, Class A3 3.451%, due 7/15/50	1,845,000	1,951,838
One Bryant Park Trust Series 2019-OBP, Class A 2.516%, due 9/15/54 (a)	6,075,000	6,028,491
Wells Fargo Commercial Mortgage Trust (a)(g)
Series 2018-1745, Class A 3.874%, due 6/15/36	2,900,000	3,054,597
Series 2018-AUS, Class A 4.194%, due 8/17/36	4,125,000	4,287,987

		74,936,327

Residential Mortgages (Collateralized Mortgage Obligations) 0.2%
JP Morgan Mortgage Trust (a)(f)
Series 2019-1, Class A3 4.00%, due 5/25/49	1,111,785	1,152,450
Series 2019-LTV1, Class A4 4.00%, due 6/25/49	703,336	709,511

		1,861,961

	Principal Amount	Value
Whole Loan (Collateralized Mortgage Obligations) 1.4%
Chase Home Lending Mortgage Trust Series 2019-ATR2, Class A3 3.50%, due 7/25/49 (a)(f)	$769,317	$775,965
Fannie Mae Connecticut Avenue Securities (b)
Series 2017-C02, Class 2M2 4.137% (1 Month LIBOR + 3.65%), due 9/25/29	1,579,917	1,492,620
Series 2016-C04, Class 1M2 4.737% (1 Month LIBOR + 4.25%), due 1/25/29	2,576,614	2,530,491
Series 2016-C06, Class 1M2 4.737% (1 Month LIBOR + 4.25%), due 4/25/29	2,210,000	2,157,837
Series 2016-C07, Class 2M2 4.837% (1 Month LIBOR + 4.35%), due 5/25/29	2,363,043	2,316,253
Federal Home Loan Mortgage Corporation Structured Agency Credit Risk Debt Notes (b)
Series 2016-DNA4, Class M3 4.287% (1 Month LIBOR + 3.80%), due 3/25/29	2,450,707	2,368,343
Series 2016-DNA2, Class M3 5.597% (1 Month LIBOR + 4.65%), due 10/25/28	3,366,526	3,316,358
JP Morgan Mortgage Trust (a)(f)
Series 2019-3, Class A3 4.00%, due 9/25/49	779,131	800,006
Series 2019-5, Class A4 4.00%, due 11/25/49	832,505	841,861

		16,599,734

Total Mortgage-Backed Securities (Cost $182,147,666)		185,897,383

Municipal Bonds 0.4%
California 0.3%
Regents of the University of California Medical Center Pooled, Revenue Bonds Series N 3.006%, due 5/15/50	4,410,000	4,293,576

New York 0.1%
New York State Thruway Authority, Revenue Bonds Series M 2.90%, due 1/1/35	735,000	722,696

Total Municipal Bonds (Cost $5,145,000)		5,016,272

18	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies 24.8%
Fannie Mae (Collateralized Mortgage Obligation) 0.2%
Series 2018-26, Class P 3.50%, due 8/25/46	$2,087,038	$2,181,419
Series 1991-66, Class J 8.125%, due 6/25/21	25	25

		2,181,444

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 2.5%
2.50%, due 5/1/30	345,400	361,611
3.50%, due 1/1/43	1,300,281	1,440,344
3.50%, due 1/1/44	2,261,677	2,439,463
3.50%, due 1/1/45	1,821,092	2,001,331
3.50%, due 11/1/45	1,698,236	1,836,719
3.50%, due 3/1/46	2,984,921	3,246,822
4.00%, due 6/1/42	2,703,578	2,960,859
4.00%, due 3/1/45	1,250,673	1,371,428
4.00%, due 10/1/48	1,751,073	1,934,848
4.50%, due 8/1/44	1,299,862	1,478,965
4.50%, due 12/1/44	5,703,851	6,336,377
4.50%, due 4/1/46	604,243	670,525
4.50%, due 8/1/47	1,242,153	1,401,691
5.00%, due 11/1/41	1,797,280	2,051,559
6.50%, due 4/1/37	55,027	63,677

		29,596,219

Federal National Mortgage Association (Mortgage Pass-Through Securities) 6.8%
3.00%, due 12/1/47	526,700	557,414
3.00%, due 3/1/50	5,243,028	5,538,154
3.00%, due 6/1/57	4,928,602	5,266,773
3.50%, due 2/1/42	3,230,257	3,492,733
3.50%, due 2/1/43	1,341,463	1,485,512
3.50%, due 5/1/43	3,671,420	3,958,900
3.50%, due 7/1/43	3,547,734	3,897,526
3.50%, due 11/1/44	1,872,104	2,018,694
3.50%, due 12/1/44	1,328,882	1,445,035
3.50%, due 3/1/46	7,363,613	7,940,128
4.00%, due 3/1/42	1,306,220	1,429,743
4.00%, due 1/1/43	2,319,406	2,537,975
4.00%, due 1/1/46	5,758,766	6,292,990
4.00%, due 3/1/46	603,796	662,730
4.00%, due 9/1/48	4,630,992	5,021,969
4.50%, due 2/1/41	1,990,750	2,225,125
4.50%, due 4/1/41	617,793	698,897
4.50%, due 8/1/42	9,795,140	10,877,739
4.50%, due 12/1/43	3,190,849	3,539,399
4.50%, due 8/1/44	1,757,080	1,949,162
5.00%, due 9/1/33	2,078,250	2,367,839
5.00%, due 9/1/41	525,156	599,262
5.00%, due 10/1/41	2,605,956	2,973,230
5.50%, due 7/1/41	2,320,610	2,651,426

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
6.00%, due 4/1/37	$8,912	$10,111
6.00%, due 10/1/37	26,893	29,879
6.00%, due 7/1/39	469,371	541,154
6.50%, due 10/1/39	464,696	540,905

		80,550,404

United States Treasury Bonds 7.1%
2.00%, due 2/15/50	42,355,000	49,960,700
2.50%, due 2/15/45	6,250,000	7,888,672
4.375%, due 11/15/39	7,755,000	12,361,652
4.375%, due 5/15/40	3,360,000	5,371,669
4.50%, due 5/15/38	5,715,000	9,115,202

		84,697,895

United States Treasury Notes 5.4%
0.125%, due 4/30/22	47,940,000	47,878,202
0.25%, due 4/15/23	12,100,000	12,104,254
0.50%, due 3/31/25 (c)	3,500,000	3,525,840
1.50%, due 2/15/30	920,000	996,403

		64,504,699

United States Treasury Inflation—Indexed Notes 2.8% (h)
0.125%, due 1/15/30	6,791,004	7,183,405
0.75%, due 7/15/28	6,429,883	7,058,576
0.875%, due 1/15/29	17,424,364	19,396,730

		33,638,711

Total U.S. Government & Federal Agencies (Cost $278,785,375)		295,169,372

Total Long-Term Bonds (Cost $1,142,066,125)		1,171,061,582

	Shares
Common Stocks 0.0%‡
Commercial Services & Supplies 0.0%‡
Quad/Graphics, Inc.	1	4

Media 0.0%‡
ION Media Networks, Inc. (i)(j)(k)(l)	2	754

Total Common Stocks (Cost $0)		758

Short-Term Investments 2.2%
Affiliated Investment Company 1.5%
MainStay U.S. Government Liquidity Fund, 0.01% (m)	18,283,219	18,283,219

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Shares	Value
Short-Term Investments (continued)
Unaffiliated Investment Company 0.7%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.19% (m)(n)	8,489,855	$8,489,855

Total Short-Term Investments (Cost $26,773,074)		26,773,074

Total Investments (Cost $1,168,839,199)	100.8%	1,197,835,414
Other Assets, Less Liabilities	(0.8)	(9,339,639)
Net Assets	100.0%	$1,188,495,775

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of April 30, 2020.

(c)

All or a portion of this security was held on loan. As of April 30, 2020, the aggregate market value of securities on loan was $8,310,434. The Fund received cash collateral with a value of $8,489,855 (See Note 2(M)).

(d)	Fixed to floating rate—Rate shown was the rate in effect as of April 30, 2020.

(e)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(f)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of April 30, 2020.

(g)

Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of April 30, 2020.

(h)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.

(i)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(j)

Illiquid security—As of April 30, 2020, the total market value of the security deemed illiquid under procedures approved by the Board of Trustees was $754, which represented less than one-tenth of a percent of the Fund’s net assets.

(k)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2020, the total market value of fair valued security was $754, which represented less than one-tenth of a percent of the Fund’s net assets.

(l)	Restricted security. (See Note 5)

(m)	Current yield as of April 30, 2020.

(n)	Represents a security purchased with cash collateral received for securities on loan.

Futures Contracts

As of April 30, 2020, the Portfolio held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]

Long Contracts
2-Year United States Treasury Note	282	June 2020	$62,162,887	$62,161,172	$(1,715)
United States Treasury Long Bond	42	June 2020	7,606,036	7,603,312	(2,724)
United States Treasury Ultra Bond	31	June 2020	6,957,064	6,968,219	11,155

Total Long Contracts					6,716

Short Contracts
10-Year United States Treasury Note	(201)	June 2020	(27,718,694)	(27,951,563)	(232,869)
10-Year United States Treasury Ultra Note	(403)	June 2020	(60,114,338)	(63,283,594)	(3,169,256)
5-Year United States Treasury Note	(275)	June 2020	(34,414,026)	(34,508,203)	(94,177)

Total Short Contracts					(3,496,302)

Net Unrealized Depreciation					$(3,489,586)

1.	As of April 30, 2020, cash in the amount of $1,509,927 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2020.

20	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Foreign Currency Forward Contracts

As of April 30, 2020, the Fund held the following foreign currency forward contracts1:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

EUR	3,343,000	USD	3,628,880	JPMorgan Chase Bank N.A.	5/4/20	$34,545
Total unrealized appreciation						34,545
USD	3,643,783	EUR	3,343,000	JPMorgan Chase Bank N.A.	5/4/20	(19,641)
USD	3,088,471	EUR	2,846,000	JPMorgan Chase Bank N.A.	8/3/20	(36,186)
Total unrealized depreciation						(55,827)
Net unrealized depreciation						$(21,282)

1.

Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Fund would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.

The following abbreviations are used in the preceding pages:

EUAM—European Union Advisory Mission

EUR—Euro

LIBOR—London Interbank Offered Rate

REMIC—Real Estate Mortgage Investment Conduit

USD—United States Dollar

The following is a summary of the fair valuations according to the inputs used as of April 30, 2020, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$41,830,564	$—	$41,830,564
Corporate Bonds	—	620,180,391	—	620,180,391
Foreign Government Bonds	—	10,278,630	—	10,278,630
Loan Assignments	—	12,688,970	—	12,688,970
Mortgage-Backed Securities	—	185,897,383	—	185,897,383
Municipal Bonds	—	5,016,272	—	5,016,272
U.S. Government & Federal Agencies	—	295,169,372	—	295,169,372

Total Long-Term Bonds	—	1,171,061,582	—	1,171,061,582

Common Stocks (b)	4	—	754	758
Short-Term Investments
Affiliated Investment Company	18,283,219	—	—	18,283,219
Unaffiliated Investment Company	8,489,855	—	—	8,489,855

Total Short-Term Investments	26,773,074	—	—	26,773,074

Total Investments in Securities	26,773,078	1,171,061,582	754	1,197,835,414

Other Financial Instruments
Foreign Currency Forward Contracts (c)	—	34,545	—	34,545
Futures Contracts (c)	11,155	—	—	11,155

Total Other Financial Instruments	11,155	34,545	—	45,700

Total Investments in Securities and Other Financial Instruments	$26,784,233	$1,171,096,127	$754	$1,197,881,114

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Liability Valuation Inputs
Other Financial Instruments
Foreign Currency Forward Contracts (c)	$—	$(55,827)	$—	$(55,827)
Futures Contracts (c)	(3,500,741)	—	—	(3,500,741)

Total Other Financial Instruments	$(3,500,741)	$(55,827)	$—	$(3,556,568)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $754 is held in Media within the Common Stocks section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

22	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2020 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $1,150,555,980) including securities on loan of $8,310,434	$1,179,552,195
Investment in affiliated investment company, at value (identified cost $18,283,219)	18,283,219
Cash collateral on deposit at broker for futures contracts	1,509,257
Due from custodian	117,293
Cash	15,316
Receivables:
Dividends and interest	7,553,002
Fund shares sold	1,746,554
Investment securities sold	1,078,371
Securities lending	1,935
Other assets	96,020
Unrealized appreciation on foreign currency forward contracts	34,545

Total assets	1,209,987,707

Liabilities
Cash collateral received for securities on loan	8,489,855
Payables:
Investment securities purchased	11,550,812
Manager (See Note 3)	523,440
Fund shares redeemed	493,167
Transfer agent (See Note 3)	192,822
Shareholder communication	59,402
Professional fees	40,376
NYLIFE Distributors (See Note 3)	26,783
Variation margin on futures contracts	16,211
Custodian	7,805
Trustees	1,266
Accrued expenses	20,886
Unrealized depreciation on foreign currency forward contracts	55,827
Dividend payable	13,280

Total liabilities	21,491,932

Net assets	$1,188,495,775

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$107,858
Additional paid-in capital	1,148,839,909

1,148,947,767
Total distributable earnings (loss)	39,548,008

Net assets	$1,188,495,775

Class A
Net assets applicable to outstanding shares	$66,680,904

Shares of beneficial interest outstanding	6,053,214

Net asset value per share outstanding	$11.02
Maximum sales charge (4.50% of offering price)	0.52

Maximum offering price per share outstanding	$11.54

Investor Class
Net assets applicable to outstanding shares	$6,769,418

Shares of beneficial interest outstanding	611,136

Net asset value per share outstanding	$11.08
Maximum sales charge (4.50% of offering price)	0.52

Maximum offering price per share outstanding	$11.60

Class B
Net assets applicable to outstanding shares	$2,072,294

Shares of beneficial interest outstanding	187,910

Net asset value and offering price per share outstanding	$11.03

Class C
Net assets applicable to outstanding shares	$12,890,882

Shares of beneficial interest outstanding	1,167,484

Net asset value and offering price per share outstanding	$11.04

Class I
Net assets applicable to outstanding shares	$648,193,735

Shares of beneficial interest outstanding	58,821,271

Net asset value and offering price per share outstanding	$11.02

Class R1
Net assets applicable to outstanding shares	$27,603

Shares of beneficial interest outstanding	2,506

Net asset value and offering price per share outstanding (a)	$11.01

Class R2
Net assets applicable to outstanding shares	$83,262

Shares of beneficial interest outstanding	7,561

Net asset value and offering price per share outstanding	$11.01

Class R3
Net assets applicable to outstanding shares	$314,269

Shares of beneficial interest outstanding	28,532

Net asset value and offering price per share outstanding	$11.01

Class R6
Net assets applicable to outstanding shares	$451,463,408

Shares of beneficial interest outstanding	40,978,212

Net asset value and offering price per share outstanding	$11.02

(a)	The difference between the recalculated and stated NAV was caused by rounding.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Operations for the six months ended April 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Interest	$20,861,332
Dividends-affiliated	324,872
Securities lending	35,186

Total income	21,221,390

Expenses
Manager (See Note 3)	3,235,872
Transfer agent (See Note 3)	403,474
Distribution/Service—Class A (See Note 3)	73,924
Distribution/Service—Investor Class (See Note 3)	8,165
Distribution/Service—Class B (See Note 3)	11,282
Distribution/Service—Class C (See Note 3)	59,414
Distribution/Service—Class R2 (See Note 3)	102
Distribution/Service—Class R3 (See Note 3)	698
Registration	89,740
Professional fees	67,520
Shareholder communication	42,517
Custodian	23,026
Trustees	15,270
Shareholder service (See Note 3)	194
Miscellaneous	31,060

Total expenses before waiver/reimbursement	4,062,258
Expense waiver/reimbursement from Manager (See Note 3)	(84,052)

Net expenses	3,978,206

Net investment income (loss)	17,243,184

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	38,322,994
Futures transactions	2,580,057
Foreign currency transactions	6,356

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	40,909,407

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(26,677,877)
Futures contracts	(2,844,924)
Foreign currency forward contracts	(21,282)
Translation of other assets and liabilities in foreign currencies	2,136

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currencies	(29,541,947)

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	11,367,460

Net increase (decrease) in net assets resulting from operations	$28,610,644

24	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2020 (Unaudited) and the year ended October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$17,243,184	$36,546,738
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	40,909,407	14,315,136
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currencies	(29,541,947)	82,910,698

Net increase (decrease) in net assets resulting from operations	28,610,644	133,772,572

Distributions to shareholders:
Class A	(771,444)	(1,280,678)
Investor Class	(77,447)	(143,070)
Class B	(18,268)	(44,686)
Class C	(97,130)	(233,901)
Class I	(10,504,967)	(29,763,400)
Class R1	(368)	(47,586)
Class R2	(1,016)	(1,981)
Class R3	(3,181)	(4,787)
Class R6	(6,690,019)	(4,801,485)

Total distributions to shareholders	(18,163,840)	(36,321,574)

Capital share transactions:
Net proceeds from sale of shares	435,828,276	331,151,915
Net asset value of shares issued to shareholders in reinvestment of distributions	18,089,878	36,167,837
Cost of shares redeemed	(596,015,676)	(352,868,893)

Increase (decrease) in net assets derived from capital share transactions	(142,097,522)	14,450,859

Net increase (decrease) in net assets	(131,650,718)	111,901,857

Net Assets
Beginning of period	1,320,146,493	1,208,244,636

End of period	$1,188,495,775	$1,320,146,493

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class A	2020*		2019		2018		2017		2016	2015

Net asset value at beginning of period	$10.91		$10.10		$10.64		$10.66		$10.46	$10.82

Net investment income (loss)	0.12		0.27		0.25	(a)	0.29		0.28	0.27

Net realized and unrealized gain (loss) on investments	0.13		0.82		(0.54)		(0.06)		0.18	(0.32)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00	)‡	(0.00	)‡	0.00	‡	0.01	0.00 ‡

Total from investment operations	0.25		1.09		(0.29)		0.23		0.47	(0.05)

Less distributions:

From net investment income	(0.14)		(0.28)		(0.25)		(0.25)		(0.27)	(0.27)

From net realized gain on investments	—		—		—		—		—	(0.04)

Return of capital	—		—		(0.00	)‡	(0.00	)‡	—	—

Total distributions	(0.14)		(0.28)		(0.25)		(0.25)		(0.27)	(0.31)

Net asset value at end of period	$11.02		$10.91		$10.10		$10.64		$10.66	$10.46

Total investment return (b)	2.31%		10.88%		(2.78%)		2.23%		4.56%	(0.43%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.37	%††	2.63%		2.40%		2.44%		2.55%	2.56%

Net expenses (c)	0.87	%††	0.88%		0.90%		0.91%		1.00%	1.08%

Expenses (before waiver/reimbursement) (c)	0.87	%††	0.89%		0.90%		0.94%		1.13%	1.11%

Portfolio turnover rate	66	%(d)	100	%(d)	95	% (d)	56	%(d)	21%	28%

Net assets at end of period (in 000’s)	$66,681		$56,473		$44,527		$55,474		$294,002	$507,633

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)

The portfolio turnover rates not including mortgage dollar rolls were 66%, 96%, 63% and 42% for the six months ended April 30, 2020 and for the years ended October 31, 2019, 2018 and 2017, respectively.

26	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Investor Class	2020*		2019		2018		2017		2016	2015

Net asset value at beginning of period	$10.97		$10.15		$10.70		$10.71		$10.51	$10.88

Net investment income (loss)	0.12		0.26		0.24	(a)	0.24		0.29	0.28

Net realized and unrealized gain (loss) on investments	0.12		0.82		(0.56)		(0.01)		0.19	(0.33)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00	)‡	(0.00	)‡	0.00	‡	0.01	0.00 ‡

Total from investment operations	0.24		1.08		(0.32)		0.23		0.49	(0.05)

Less distributions:

From net investment income	(0.13)		(0.26)		(0.23)		(0.24)		(0.29)	(0.28)

From net realized gain on investments	—		—		—		—		—	(0.04)

Return of capital	—		—		(0.00	)‡	(0.00	)‡	—	—

Total distributions	(0.13)		(0.26)		(0.23)		(0.24)		(0.29)	(0.32)

Net asset value at end of period	$11.08		$10.97		$10.15		$10.70		$10.71	$10.51

Total investment return (b)	2.19%		10.74%		(2.99%)		2.11%		4.81%	(0.46%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.16	%††	2.46%		2.27%		2.28%		2.71%	2.64%

Net expenses (c)	1.09	%††	1.05%		1.04%		1.00%		0.83%	1.01%

Expenses (before waiver/reimbursement) (c)	1.09	%††	1.06%		1.05%		1.03%		0.98%	1.03%

Portfolio turnover rate	66	%(d)	100	%(d)	95	% (d)	56	%(d)	21%	28%

Net assets at end of period (in 000’s)	$6,769		$6,557		$5,514		$6,265		$9,232	$8,350

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)

The portfolio turnover rates not including mortgage dollar rolls were 66%, 96%, 63% and 42% for the six months ended April 30, 2020 and for the years ended October 31, 2019, 2018 and 2017, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class B	2020*		2019		2018		2017		2016	2015

Net asset value at beginning of period	$10.92		$10.11		$10.65		$10.67		$10.47	$10.84

Net investment income (loss)	0.09		0.20		0.16	(a)	0.17		0.21	0.20

Net realized and unrealized gain (loss) on investments	0.11		0.79		(0.55)		(0.03)		0.19	(0.33)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00	)‡	(0.00	)‡	0.00	‡	0.01	0.00 ‡

Total from investment operations	0.20		0.99		(0.39)		0.14		0.41	(0.13)

Less distributions:

From net investment income	(0.09)		(0.18)		(0.15)		(0.16)		(0.21)	(0.20)

From net realized gain on investments	—		—		—		—		—	(0.04)

Return of capital	—		—		(0.00	)‡	(0.00	)‡	—	—

Total distributions	(0.09)		(0.18)		(0.15)		(0.16)		(0.21)	(0.24)

Net asset value at end of period	$11.03		$10.92		$10.11		$10.65		$10.67	$10.47

Total investment return (b)	1.82%		9.85%		(3.64%)		1.36%		3.95%	(1.21%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.40	%††	1.73%		1.51%		1.53%		1.96%	1.89%

Net expenses (c)	1.84	%††	1.80%		1.79%		1.75%		1.57%	1.76%

Expenses (before waiver/reimbursement) (c)	1.84	%††	1.81%		1.80%		1.78%		1.73%	1.78%

Portfolio turnover rate	66	%(d)	100	%(d)	95	% (d)	56	%(d)	21%	28%

Net assets at end of period (in 000’s)	$2,072		$2,515		$2,987		$4,913		$6,746	$6,205

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)

The portfolio turnover rates not including mortgage dollar rolls were 66%, 96%, 63% and 42% for the six months ended April 30, 2020 and for the years ended October 31, 2019, 2018 and 2017, respectively.

28	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class C	2020*		2019		2018		2017		2016	2015

Net asset value at beginning of period	$10.93		$10.12		$10.66		$10.68		$10.48	$10.85

Net investment income (loss)	0.08		0.20		0.16	(a)	0.17		0.21	0.20

Net realized and unrealized gain (loss) on investments	0.12		0.79		(0.55)		(0.03)		0.19	(0.33)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00	)‡	(0.00	)‡	0.00	‡	0.01	0.00 ‡

Total from investment operations	0.20		0.99		(0.39)		0.14		0.41	(0.13)

Less distributions:

From net investment income	(0.09)		(0.18)		(0.15)		(0.16)		(0.21)	(0.20)

From net realized gain on investments	—		—		—		—		—	(0.04)

Return of capital	—		—		(0.00	)‡	(0.00	)‡	—	—

Total distributions	(0.09)		(0.18)		(0.15)		(0.16)		(0.21)	(0.24)

Net asset value at end of period	$11.04		$10.93		$10.12		$10.66		$10.68	$10.48

Total investment return (b)	1.82%		9.84%		(3.64%)		1.36%		3.95%	(1.20%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.41	%††	1.74%		1.51%		1.53%		1.96%	1.89%

Net expenses (c)	1.84	%††	1.80%		1.79%		1.75%		1.58%	1.75%

Expenses (before waiver/reimbursement) (c)	1.84	%††	1.81%		1.80%		1.78%		1.73%	1.78%

Portfolio turnover rate	66	%(d)	100	%(d)	95	% (d)	56	%(d)	21%	28%

Net assets at end of period (in 000’s)	$12,891		$11,916		$14,837		$20,215		$28,430	$24,259

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)

The portfolio turnover rates not including mortgage dollar rolls were 66%, 96%, 63% and 42% for the six months ended April 30, 2020 and for the years ended October 31, 2019, 2018 and 2017, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class I	2020*		2019		2018		2017		2016	2015

Net asset value at beginning of period	$10.91		$10.10		$10.64		$10.66		$10.46	$10.83

Net investment income (loss)	0.15		0.31		0.28	(a)	0.28		0.31	0.32

Net realized and unrealized gain (loss) on investments	0.11		0.81		(0.54)		(0.01)		0.19	(0.33)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	0.01	0.00 ‡

Total from investment operations	0.26		1.12		(0.26)		0.27		0.51	(0.01)

Less distributions:

From net investment income	(0.15)		(0.31)		(0.28)		(0.29)		(0.31)	(0.32)

From net realized gain on investments	—		—		—		—		—	(0.04)

Return of capital	—		—		(0.00)		(0.00	)‡	—	—

Total distributions	(0.15)		(0.31)		(0.28)		(0.29)		(0.31)	(0.36)

Net asset value at end of period	$11.02		$10.91		$10.10		$10.64		$10.66	$10.46

Total investment return (b)	2.44%		11.20%		(2.49%)		2.56%		4.96%	(0.05%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.64	%††	2.93%		2.70%		2.66%		2.94%	3.05%

Net expenses (c)	0.60	%††	0.60%		0.60%		0.60%		0.60%	0.60%

Expenses (before waiver/reimbursement) (c)	0.62	%††	0.64%		0.65%		0.67%		0.88%	0.86%

Portfolio turnover rate	66	%(d)	100	%(d)	95	% (d)	56	%(d)	21%	28%

Net assets at end of period (in 000’s)	$648,194		$1,056,594		$1,016,022		$1,173,384		$935,533	$1,021,724

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)

The portfolio turnover rates not including mortgage dollar rolls were 66%, 96%, 63% and 42% for the six months ended April 30, 2020 and for the years ended October 31, 2019, 2018 and 2017, respectively.

30	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class R1	2020*		2019		2018		2017		2016	2015

Net asset value at beginning of period	$10.90		$10.10		$10.64		$10.66		$10.46	$10.83

Net investment income (loss)	0.13		0.29		0.27	(a)	0.27		0.30	0.31

Net realized and unrealized gain (loss) on investments	0.13		0.80		(0.54)		(0.01)		0.19	(0.33)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00	)‡	(0.00	)‡	0.00	‡	0.01	0.00 ‡

Total from investment operations	0.26		1.09		(0.27)		0.26		0.50	(0.02)

Less distributions:

From net investment income	(0.15)		(0.29)		(0.27)		(0.28)		(0.30)	(0.31)

From net realized gain on investments	—		—		—		—		—	(0.04)

Return of capital	—		—		(0.00	)‡	(0.00	)‡	—	—

Total distributions	(0.15)		(0.29)		(0.27)		(0.28)		(0.30)	(0.35)

Net asset value at end of period	$11.01		$10.90		$10.10		$10.64		$10.66	$10.46

Total investment return (b)	2.48%		10.98%		(2.59%)		2.46%		4.86%	(0.14%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.55	%††	2.97%		2.61%		2.58%		2.84%	2.95%

Net expenses (c)	0.70	%††	0.70%		0.70%		0.70%		0.70%	0.70%

Expenses (before waiver/reimbursement) (c)	0.72	%††	0.74%		0.75%		0.77%		0.98%	0.96%

Portfolio turnover rate	66	%(d)	100	%(d)	95	% (d)	56	%(d)	21%	28%

Net assets at end of period (in 000’s)	$28		$27		$4,148		$3,627		$3,846	$3,907

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)

The portfolio turnover rates not including mortgage dollar rolls were 66%, 96%, 63% and 42% for the six months ended April 30, 2020 and for the years ended October 31, 2019, 2018 and 2017, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class R2	2020*		2019		2018		2017		2016	2015

Net asset value at beginning of period	$10.90		$10.09		$10.63		$10.65		$10.46	$10.82

Net investment income (loss)	0.13		0.27		0.24	(a)	0.24		0.31	0.29

Net realized and unrealized gain (loss) on investments	0.12		0.81		(0.54)		(0.01)		0.15	(0.33)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00	)‡	(0.00	)‡	0.00	‡	0.00 ‡	0.00 ‡

Total from investment operations	0.25		1.08		(0.30)		0.23		0.46	(0.04)

Less distributions:

From net investment income	(0.14)		(0.27)		(0.24)		(0.25)		(0.27)	(0.28)

From net realized gain on investments	—		—		—		—		—	(0.04)

Return of capital	—		—		(0.00	)‡	(0.00	)‡	—	—

Total distributions	(0.14)		(0.27)		(0.24)		(0.25)		(0.27)	(0.32)

Net asset value at end of period	$11.01		$10.90		$10.09		$10.63		$10.65	$10.46

Total investment return (b)	2.27%		10.82%		(2.83%)		2.18%		4.44%	(0.35%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.29	%††	2.57%		2.35%		2.32%		2.64%	2.67%

Net expenses (c)	0.95	%††	0.95%		0.95%		0.95%		0.95%	0.95%

Expenses (before waiver/reimbursement) (c)	0.97	%††	0.99%		1.00%		1.02%		1.24%	1.20%

Portfolio turnover rate	66	%(d)	100	%(d)	95	% (d)	56	%(d)	21%	28%

Net assets at end of period (in 000’s)	$83		$81		$73		$127		$115	$1,266

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)

The portfolio turnover rates not including mortgage dollar rolls were 66%, 96%, 63% and 42% for the six months ended April 30, 2020 and for the years ended October 31, 2019, 2018 and 2017, respectively.

32	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,						February 29, 2016^ through October 31,

Class R3	2020*		2019		2018		2017		2016

Net asset value at beginning of period	$10.90		$10.10		$10.64		$10.66		$10.31

Net investment income (loss)	0.11		0.24		0.22	(a)	0.21		0.15

Net realized and unrealized gain (loss) on investments	0.12		0.80		(0.54)		(0.01)		0.35

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00	)‡	(0.00	)‡	0.00	‡	0.01

Total from investment operations	0.23		1.04		(0.32)		0.20		0.51

Less distributions:

From net investment income	(0.12)		(0.24)		(0.22)		(0.22)		(0.16)

Return of capital	—		—		(0.00	)‡	(0.00	)‡	—

Total distributions	(0.12)		(0.24)		(0.22)		(0.22)		(0.16)

Net asset value at end of period	$11.01		$10.90		$10.10		$10.64		$10.66

Total investment return (b)	2.23%		10.44%		(3.08%)		1.93%		4.98%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.04	%††	2.30%		2.15%		2.07%		2.26%††

Net expenses (c)	1.20	%††	1.20%		1.20%		1.20%		1.20%††

Expenses (before reimbursement/waiver) (c)	1.22	%††	1.24%		1.24%		1.27%		1.48%††

Portfolio turnover rate	66	%(d)	100	%(d)	95	% (d)	56	%(d)	21%

Net assets at end of period (in 000’s)	$314		$251		$173		$93		$79

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)

The portfolio turnover rates not including mortgage dollar rolls were 66%, 96%, 63% and 42% for the six months ended April 30, 2020 and for the years ended October 31, 2019, 2018 and 2017, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,							December 29, 2014^ through October 31,

Class R6	2020*		2019		2018		2017		2016	2015

Net asset value at beginning of period	$10.91		$10.10		$10.64		$10.66		$10.46	$10.71

Net investment income (loss)	0.14		0.30		0.29	(a)	0.29		0.36	0.27

Net realized and unrealized gain (loss) on investments	0.13		0.82		(0.54)		(0.02)		0.15	(0.25)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00	)‡	(0.00	)‡	0.00	‡	0.01	—

Total from investment operations	0.27		1.12		(0.25)		0.27		0.52	0.02

Less distributions:

From net investment income	(0.16)		(0.31)		(0.29)		(0.29)		(0.32)	(0.27)

Return of capital	—		—		(0.00	)‡	(0.00	)‡	—	—

Total distributions	(0.16)		(0.31)		(0.29)		(0.29)		(0.32)	(0.27)

Net asset value at end of period	$11.02		$10.91		$10.10		$10.64		$10.66	$10.46

Total investment return (b)	2.48%		11.27%		(2.42%)		2.62%		5.04%	0.20%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.71	%††	2.98%		2.81%		2.74%		3.02%	3.07%††

Net expenses (c)	0.54	%††	0.53%		0.53%		0.54%		0.53%	0.53%††

Expenses (before waiver/reimbursement) (c)	0.54	%††	0.53%		0.53%		0.54%		0.53%	0.55%††

Portfolio turnover rate	66	%(d)	100	%(d)	95	% (d)	56	%(d)	21%	28%

Net assets at end of period (in 000’s)	$451,463		$185,733		$119,963		$27		$26	$26

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)

The portfolio turnover rates not including mortgage dollar rolls were 66%, 96%, 63% and 42% for the six months ended April 30, 2020 and for the years ended October 31, 2019, 2018 and 2017, respectively.

34	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-one funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Total Return Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has nine classes of shares registered for sale. Class I shares commenced operations on January 2, 1991. Class A, Class B, and Class C shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R1 and Class R2 shares commenced operations on June 29, 2012. Class R6 shares commenced operations on December 29, 2014. Class R3 shares commenced operations on February 29, 2016.

Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3 and class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals

35

Notes to Financial Statements (Unaudited) (continued)

with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2020 is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2020, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of

36	MainStay MacKay Total Return Bond Fund

convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio investment may be classified as an illiquid investment under the Trust’s written liquidity risk management program (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments can change at any time.

Illiquid investments as of April 30, 2020, are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased, for the Fund are accreted and amortized, respectively. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of

37

Notes to Financial Statements (Unaudited) (continued)

shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of April 30, 2020, the Fund did not hold any repurchase agreements.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. Open futures contracts held as of April 30, 2020, are shown in the Portfolio of Investments.

(I)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at

38	MainStay MacKay Total Return Bond Fund

the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. Open foreign currency forward contracts as of April 30, 2020, are shown in the Portfolio of Investments.

(J)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(K)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

Rights and warrants are speculative investments. The Fund could lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. To the extent the Fund investments in rights and warrants, the Fund exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2020, the Fund did not hold any rights or warrants.

(L)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(M)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the

39

Notes to Financial Statements (Unaudited) (continued)

Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2020, the Fund had securities on loan with an aggregate market value of $8,310,434 and received cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $8,489,855.

(N)  Foreign Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(O)  LIBOR Replacement Risk.  The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(P)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(Q)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

(R)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. In order to keep the Fund nearly fully invested, while maintaining a short duration posture, the Fund executed a duration tilt with U.S. Treasury futures. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.

40	MainStay MacKay Total Return Bond Fund

Fair value of derivative instruments as of April 30, 2020:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk		Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts	$		$11,155	$11,155
Forward Contracts	Unrealized appreciation on foreign currency forward contracts		34,545	—	34,545

Total Fair Value			$34,545	$11,155	$45,700

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$—	$(3,500,741)	$(3,500,741)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(55,827)	—	(55,827)

Total Fair Value		$(55,827)	$(3,500,741)	$(3,556,568)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2020:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$—	$2,580,057	$2,580,057

Total Realized Gain (Loss)		$—	$2,580,057	$2,580,057

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$(2,844,924)	$(2,844,924)
Forward Contracts	Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	(21,282)	—	(21,282)

Total Change in Unrealized Appreciation (Depreciation)		$(21,282)	$(2,844,924)	$(2,866,206)

Average Notional Amount

	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts Long	$—	$179,635,579	$179,635,579
Futures Contracts Short	$—	$(107,396,805)	$(107,396,805)
Forward Contracts Long (a)	$2,053,300	$—	$2,053,300
Forward Contracts Short (b)	$(4,541,436)	$—	$(4,541,436)

(a)	Positions were open two months during the reporting period.
(b)	Positions were open three months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.50% up to $1 billion; 0.475% from $1 billion to $3 billion; and 0.465% in excess of $3 billion. During the six-month period ended April 30, 2020, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.49%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 0.88% and Class I, 0.60%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to Investor Class shares, Class B shares, Class C shares, Class R1 shares, Class R2 shares and Class R3 shares. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund

41

Notes to Financial Statements (Unaudited) (continued)

fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

In addition, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that the Total Annual fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R1, Class R2 and Class R3 shares of the Fund do not exceed 0.70%, 0.95% and 1.20%, respectively, of the Fund’s average daily net assets. This voluntary waiver or reimbursement may be discontinued at any time without notice.

During the six-month period ended April 30, 2020, New York Life Investments earned fees from the Fund in the amount of $3,235,872 and waived its fees and/or reimbursed expenses in the amount of $84,052 and paid the Subadvisor in the amount of $1,575,978.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of

1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan under the Class R2 and R3 Plans.

During the six-month period ended April 30, 2020, shareholder service fees incurred by the Fund were as follows:

Class R1	$13
Class R2	41
Class R3	140

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2020 were $17,479 and $1,843, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the six-month period ended April 30, 2020, of $323, $991 and $608, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. Effective November 1, 2019, New York Life Investments contractually agreed to limit the transfer agency expenses charged to each of the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis (excluding small account fees) after deducting any other applicable expense cap reimbursements or transfer agency waivers. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the

42	MainStay MacKay Total Return Bond Fund

six-month period ended April 30, 2020, transfer agent expenses incurred by the Fund and any applicable waivers were as follows:

Class	Expenses	Waived
Class A	$24,926	$—
Investor Class	9,782	—
Class B	3,383	—
Class C	17,778	—
Class I	338,500	—
Class R1	11	—
Class R2	35	—
Class R3	115	—
Class R6	8,944	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$83,216	$771,786	$(836,719)	$—	$—	$18,283	$325	$—	18,283

(G)  Capital.  As of April 30, 2020, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R1	$27,546	99.8%
Class R2	31,385	37.7
Class R3	29,213	9.3
Class R6	29,968	0.0

Note 4–Federal Income Tax

As of April 30, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$1,174,947,947	$50,694,276	$(27,806,809)	$22,887,467

As of October 31, 2019, for federal income tax purposes, capital loss carryforwards of $21,237,829 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or have expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$—	$21,238

During the year ended October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019
Distributions paid from:
Ordinary Income	$36,321,574

Note 5–Restricted Securities

Restricted securities are subject to legal or contractual restrictions on resale. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended. Disposal of restricted securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve.

As of April 30, 2020, the Fund held the following restricted security.

Security	Date(s) of Acquisition	Shares	Cost	4/30/20 Value	Percent of Net Assets
ION Media Networks, Inc.

Common Stock	3/12/10	2	$—	$754	0.0	%‡

‡	Less than one-tenth of a percent.

43

Notes to Financial Statements (Unaudited) (continued)

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2020, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 9–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2020, purchases and sales of U.S. government securities were $544,481 and $718,210, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $290,968 and $233,964, respectively.

Note 10–Capital Share Transactions

Transactions in capital shares for the six-month period ended April 30, 2020 and the year ended October 31, 2019, were as follows:

Class A	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	1,669,375	$18,279,444
Shares issued to shareholders in reinvestment of distributions	65,131	712,362
Shares redeemed	(914,737)	(10,016,807)

Net increase (decrease) in shares outstanding before conversion	819,769	8,974,999
Shares converted into Class A (See Note 1)	57,299	616,057
Shares converted from Class A (See Note 1)	(2,256)	(24,819)

Net increase (decrease)	874,812	$9,566,237

Year ended October 31, 2019:
Shares sold	1,961,925	$20,782,770
Shares issued to shareholders in reinvestment of distributions	110,347	1,164,200
Shares redeemed	(1,368,306)	(14,364,700)

Net increase (decrease) in shares outstanding before conversion	703,966	7,582,270
Shares converted into Class A (See Note 1)	96,727	1,017,787
Shares converted from Class A (See Note 1)	(32,288)	(342,020)

Net increase (decrease)	768,405	$8,258,037

Investor Class	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	118,422	$1,291,673
Shares issued to shareholders in reinvestment of distributions	6,946	76,377
Shares redeemed	(82,722)	(901,952)

Net increase (decrease) in shares outstanding before conversion	42,646	466,098
Shares converted into Investor Class (See Note 1)	12,629	140,706
Shares converted from Investor Class (See Note 1)	(42,075)	(453,218)

Net increase (decrease)	13,200	$153,586

Year ended October 31, 2019:
Shares sold	173,484	$1,869,342
Shares issued to shareholders in reinvestment of distributions	13,294	140,875
Shares redeemed	(130,835)	(1,397,745)

Net increase (decrease) in shares outstanding before conversion	55,943	612,472
Shares converted into Investor Class (See Note 1)	53,502	567,455
Shares converted from Investor Class (See Note 1)	(54,590)	(580,575)

Net increase (decrease)	54,855	$599,352

44	MainStay MacKay Total Return Bond Fund

Class B	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	17,144	$183,682
Shares issued to shareholders in reinvestment of distributions	1,573	17,218
Shares redeemed	(46,123)	(499,112)

Net increase (decrease) in shares outstanding before conversion	(27,406)	(298,212)
Shares converted from Class B (See Note 1)	(15,065)	(165,352)

Net increase (decrease)	(42,471)	$(463,564)

Year ended October 31, 2019:
Shares sold	38,675	$416,459
Shares issued to shareholders in reinvestment of distributions	3,852	40,495
Shares redeemed	(88,087)	(925,155)

Net increase (decrease) in shares outstanding before conversion	(45,560)	(468,201)
Shares converted from Class B (See Note 1)	(19,572)	(206,789)

Net increase (decrease)	(65,132)	$(674,990)

Class C	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	347,107	$3,798,115
Shares issued to shareholders in reinvestment of distributions	8,318	91,128
Shares redeemed	(267,617)	(2,915,287)

Net increase (decrease) in shares outstanding before conversion	87,808	973,956
Shares converted from Class C (See Note 1)	(10,321)	(113,374)

Net increase (decrease)	77,487	$860,582

Year ended October 31, 2019:
Shares sold	323,808	$3,392,307
Shares issued to shareholders in reinvestment of distributions	20,603	216,688
Shares redeemed	(675,789)	(7,150,038)

Net increase (decrease) in shares outstanding before conversion	(331,378)	(3,541,043)
Shares converted from Class C (See Note 1)	(44,673)	(466,470)

Net increase (decrease)	(376,051)	$(4,007,513)

Class I	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	7,633,299	$83,338,607
Shares issued to shareholders in reinvestment of distributions	959,987	10,499,992
Shares redeemed	(46,630,754)	(507,379,910)

Net increase (decrease)	(38,037,468)	$(413,541,311)

Year ended October 31, 2019:
Shares sold	22,359,355	$236,859,763
Shares issued to shareholders in reinvestment of distributions	2,824,136	29,753,290
Shares redeemed	(22,826,631)	(242,710,140)

Net increase (decrease) in shares outstanding before conversion	2,356,860	23,902,913
Shares converted into Class I (See Note 1)	1,037	10,612
Shares converted from Class I (See Note 1)	(6,097,904)	(63,113,303)

Net increase (decrease)	(3,740,007)	$(39,199,778)

Class R1	Shares	Amount

Six-month period ended April 30, 2020:
Shares issued to shareholders in reinvestment of distributions	34	368

Net increase (decrease)	34	$368

Year ended October 31, 2019:
Shares sold	20,574	$210,604
Shares issued to shareholders in reinvestment of distributions	4,637	47,586
Shares redeemed	(433,599)	(4,522,526)

Net increase (decrease)	(408,388)	$(4,264,336)

Class R2	Shares	Amount

Six-month period ended April 30, 2020:
Shares issued to shareholders in reinvestment of distributions	93	1,016

Net increase (decrease)	93	$1,016

Year ended October 31, 2019:
Shares issued to shareholders in reinvestment of distributions	188	1,981

Net increase (decrease)	188	$1,981

Class R3	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	5,414	$59,053
Shares issued to shareholders in reinvestment of distributions	128	1,398
Shares redeemed	(9)	(93)

Net increase (decrease)	5,533	$60,358

Year ended October 31, 2019:
Shares sold	6,170	$65,149
Shares issued to shareholders in reinvestment of distributions	116	1,237
Shares redeemed	(461)	(4,687)

Net increase (decrease)	5,825	$61,699

Class R6	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	30,316,375	$328,877,702
Shares issued to shareholders in reinvestment of distributions	611,426	6,690,019
Shares redeemed	(6,980,565)	(74,302,515)

Net increase (decrease)	23,947,236	$261,265,206

Year ended October 31, 2019:
Shares sold	6,429,841	$67,555,521
Shares issued to shareholders in reinvestment of distributions	454,761	4,801,485
Shares redeemed	(7,834,175)	(81,793,902)

Net increase (decrease) in shares outstanding before conversion	(949,573)	(9,436,896)
Shares converted into Class R6 (See Note 1)	6,097,904	63,113,303

Net increase (decrease)	5,148,331	$53,676,407

45

Notes to Financial Statements (Unaudited) (continued)

Note 11–Recent Accounting Pronouncements

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework— Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of April 30, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2020, events and transactions subsequent to April 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 13–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19 is uncertain and could adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

46	MainStay MacKay Total Return Bond Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay MacKay Total Return Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to the Fund’s shareholders.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity

47

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).

The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Fund. The Board evaluated MacKay’s experience in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay, and New York Life Investments’ and MacKay’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments and MacKay believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, generally placing greater emphasis on the Fund’s long-term performance track record. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to MacKay as well as discussions between the

48	MainStay MacKay Total Return Bond Fund

Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering the investment performance of the Fund, the Board noted that the Fund underperformed its peer funds for the one-, three-, five- and ten-year periods ended July 31, 2019. The Board considered its discussions with representatives from New York Life Investments and MacKay regarding the Fund’s investment performance relative to that of its benchmark index and peer funds.

Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay

The Board considered information provided by New York Life Investments and MacKay with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and MacKay and their affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

49

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past six years.

Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

50	MainStay MacKay Total Return Bond Fund

Discussion of the Operation and Effectiveness of the Fund’s Liquidity Risk

Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund’s liquidity risk. The Board of Trustees of MainStay Funds Trust (the “Board”) designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments and (iii) the Fund’s investment strategy continues to be appropriate for an open-end fund.

In accordance with the Program, the Fund’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

51

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

52	MainStay MacKay Total Return Bond Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay Short Term Bond Fund4

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund5

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund6

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund7

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund8

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.9

Brussels, Belgium

Candriam Luxembourg S.C.A.9

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC9

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC9

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective August 31, 2020, MainStay MacKay Infrastructure Bond Fund will be renamed MainStay MacKay U.S. Infrastructure Bond Fund.
4.	Formerly known as MainStay Indexed Bond Fund.
5.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
6.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
7.	Effective July 31, 2020, MainStay Growth Allocation Fund will be renamed MainStay Equity Allocation Fund.
8.	Effective July 31, 2020, MainStay Moderate Growth Allocation Fund will be named MainStay Growth Allocation Fund.
9.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1737263 MS086-20	MSTRB10-06/20 (NYLIM) NL229

MainStay MacKay U.S. Equity

Opportunities Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Financial markets experienced high levels of volatility in response to the spreading of a novel coronavirus, which causes the disease known as COVID-19, and a sharpening decline in global economic activity during the six months ended April 30, 2020.

After gaining ground during the first three and a half months of the reporting period, most broad stock and bond indices began to dip in late February as a growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crises; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment.

In the United States, with the number of reported U.S. COVID-19 cases continuing to rise, the Federal Reserve (“Fed”) cut interest rates twice and announced unlimited quantitative easing. In late March, the federal government declared a national emergency as unemployment claims increased by 22 million in a four-week period, and Congress passed and the President signed the CARES Act to provide a $2 trillion stimulus package, with the promise of further aid for consumers and businesses to come. Investors generally responded positively to the government’s fiscal and monetary measures, as well as prospects for a gradual lessening of restrictions on non-essential businesses. Accordingly, despite mounting signs of recession and rapidly rising unemployment levels, in April, markets regained some of the ground that they had lost in the previous month.

For the reporting period as a whole, U.S. equity indices produced broadly negative performance. Traditionally more volatile small- and mid-cap stocks were particularly hard hit, and value stocks tended to underperform their growth-oriented counterparts. The energy sector suffered the steepest declines due to weakening demand and an escalating petroleum price war between Saudi Arabia and Russia, the world’s second and third largest petroleum producers after the United States. Most other sectors sustained substantial, though milder losses.

The health care and information technology sectors, both of which rebounded strongly in April, generally ended the reporting period in positive territory. International equities followed patterns similar to those seen in the United States, with a decline in March followed by a partial recovery in April. Overall, however, U.S. stocks ended the reporting period with milder losses than those of most other developed and developing economies.

Fixed-income markets also experienced unusually high levels of volatility. Corporate bonds lost value in March before partly recovering in April, with speculative high-yield credit facing the brunt of risk-off investor sentiment. High-grade municipal bonds dipped briefly in mid-March before regaining most of the lost ground, outperforming lower-grade, higher-yielding municipal securities. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. At the opposite end of the fixed-income risk spectrum, emerging-market debt underperformed most other bond types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the curve of the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so that they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2020

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/29/2007	–14.36 –9.38%	–13.14 –8.08%	4.08 5.27%	9.85 10.47%	1.50 1.50%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–14.49 –9.51	–13.24 –8.19	3.96 5.14	9.68 10.30	1.57 1.57
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	6/29/2007	–10.66 –9.87	–9.78 –8.98	4.36 4.36	9.46 9.46	2.32 2.32
Class I Shares	No Sales Charge		6/29/2007	–9.34	–7.85	5.51	10.74	1.25

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

Russell 1000® Index[3]	–3.56%	0.09%	8.74%	11.57%
Morningstar Large Blend Category Average[4]	–5.93	–2.85	6.81	9.96

3.

The Russell 1000® Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.	The Morningstar Large Blend Category Average is representative of funds that represent the overall US stock market in size, growth rates and price.
Stocks in the top 70% of the capitalization of the US equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of US industries, and owing to their broad exposure, the portfolios’ returns are often similar to those of the S&P 500 Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay U.S. Equity Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay U.S. Equity Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2019, to April 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2019, to April 30, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/19	Ending Account Value (Based on Actual Returns and Expenses) 4/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2,3]

Class A Shares	$1,000.00	$906.20	$8.44	$1,016.01	$8.92	1.78%

Investor Class Shares	$1,000.00	$904.90	$8.90	$1,015.51	$9.42	1.88%

Class C Shares	$1,000.00	$901.30	$12.34	$1,011.88	$13.06	2.61%

Class I Shares	$1,000.00	$906.60	$6.59	$1,017.95	$6.97	1.39%

1

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.
3	Expenses are inclusive of dividends and interest on investments sold short.

7

Industry Composition as of April 30, 2020 (Unaudited)

Software	11.1%

Semiconductors & Semiconductor Equipment	6.8

Internet & Direct Marketing Retail	6.0

Pharmaceuticals	5.9

Capital Markets	4.6

IT Services	4.3

Health Care Providers & Services	3.9

Specialty Retail	3.6

Equity Real Estate Investment Trusts	3.1

Oil, Gas & Consumable Fuels	2.9

Food & Staples Retailing	2.8

Insurance	2.8

Biotechnology	2.6

Banks	2.3

Aerospace & Defense	2.2

Entertainment	2.2

Hotels, Restaurants & Leisure	2.1

Health Care Equipment & Supplies	2.0

Life Sciences Tools & Services	1.9

Electronic Equipment, Instruments & Components	1.8

Household Products	1.8

Automobiles	1.6

Diversified Financial Services	1.5

Interactive Media & Services	1.5

Media	1.5

Chemicals	1.4

Electric Utilities	1.3

Food Products	1.2

Multiline Retail	1.1

Electrical Equipment	1.0

Diversified Telecommunication Services	0.8

Metals & Mining	0.8

Professional Services	0.8

Road & Rail	0.8

Independent Power & Renewable Electricity Producers	0.7

Tobacco	0.7

Communications Equipment	0.6

Consumer Finance	0.6

Beverages	0.5

Diversified Consumer Services	0.5

Industrial Conglomerates	0.5

Multi-Utilities	0.5

Textiles, Apparel & Luxury Goods	0.5

Wireless Telecommunication Services	0.5

Household Durables	0.4

Machinery	0.4

Technology Hardware, Storage & Peripherals	0.4

Building Products	0.3

Commercial Services & Supplies	0.3

Distributors	0.3

Trading Companies & Distributors	0.3

Air Freight & Logistics	0.2

Construction & Engineering	0.2

Containers & Packaging	0.2

Personal Products	0.2

Thrifts & Mortgage Finance	0.2

Health Care Technology	0.1

Real Estate Management & Development	0.1

Energy Equipment & Services	0.0	‡

Exchange-Traded Fund	–4.1

Short-Term Investment	3.0

Other Assets, Less Liabilities	–0.1

	100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2020 (excluding short-term investment) (Unaudited)

1.	Microsoft Corp.

2.	Amazon.com, Inc.

3.	Johnson & Johnson

4.	Procter & Gamble Co.

5.	Intel Corp.
6.	Alphabet, Inc., Class A

7.	NVIDIA Corp.

8.	Bank of America Corp.

9.	Home Depot, Inc.

10.	Tesla, Inc.

Top Five Short Positions as of April 30, 2020 (Unaudited)

1.	SPDR S&P 500 ETF Trust

8	MainStay MacKay U.S. Equity Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Mona Patni and Migene Kim, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay U.S. Equity Opportunities Fund perform relative to its benchmark and peer group during the six months ended April 30, 2020?

For the six months ended April 30, 2020, Class I shares of MainStay MacKay U.S. Equity Opportunities Fund returned –9.34%, underperforming the –3.56% return of the Fund’s primary benchmark, the Russell 1000® Index. Over the same period, Class I shares also underperformed the –5.93% return of the Morningstar Large Blend Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund underperformed the Russell 1000® Index during the reporting period primarily due to weak stock selection. In terms of the relative performance of the investment team’s quantitative stock selection model, valuation measures were the main drivers of stock performance; as a result, the combination of signals used by the quantitative stock selection model was not rewarded.

During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?

The COVID-19 pandemic ended the longest bull market in U.S. history, and injected extreme volatility and high levels of correlation into global capital markets. Equity markets bottomed during the fourth week of March 2020, and went on to rebound strongly in April, as unprecedented policy responses from global central banks and governments helped stabilize markets. Energy stocks were subject to even greater extremes, with West Texas Intermediate crude oil prices falling into negative territory, followed by a dramatic recovery. While the overall level of liquidity diminished as volatility spiked during the market downturn, liquidity improved in April as markets rebounded. This transitory liquidity episode, to be expected during a time of market turmoil, did not materially impact Fund performance given the Fund’s broad diversification and management’s awareness of risk. Execution costs were higher than the historical average due to the uncertainties that faced investors, leading us to pay special attention to the Fund’s implementation costs and other changes to the market liquidity landscape.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance, and which sectors were particularly weak?

The energy sector provided the Fund’s strongest positive contribution to performance relative to the Russell 1000® Index during the reporting period. (Contributions take weightings and total returns into account.) The weakest contributors to relative performance during the same period included the financials, information technology and consumer staples sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

During the reporting period, the individual holdings generating the strongest positive contributions to the Fund’s absolute performance included Internet retailer Amazon.com, systems software company Microsoft and technology hardware, storage & peripherals maker Apple. Over the same period, the stocks that detracted the most from the Fund’s absolute performance were mortgage REIT (real estate investment trust) MFA Financial, diversified bank JPMorgan Chase and multi-line insurer American International Group.

What were some of the Fund’s largest purchases and sales during the reporting period?

The Fund made its largest initial purchase during the reporting period in pharmaceutical company Bristol-Myers Squibb, while its largest increased position size was in Amazon.com, mentioned above. During the same period, the Fund sold its entire position in diversified bank Citigroup, and decreased its holdings in JPMorgan Chase, also mentioned above.

How did the Fund’s sector weightings change during the reporting period?

The Fund saw its largest increases in exposure relative to the Russell 1000® Index in the health care and consumer discretionary sectors. Conversely, the Fund’s most significant decreases in benchmark-relative exposures occurred in the communication services and financials sectors.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2020, the Fund held its most overweight exposures relative to the Russell 1000® Index in the consumer discretionary and health care sectors. As of the same date, the Fund held its most underweight benchmark-relative exposures in the industrials and communication services sectors.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments April 30, 2020 (Unaudited)

	Shares	Value
Common Stocks 101.2% †
Aerospace & Defense 2.2%
Boeing Co.	100	$14,102
Curtiss-Wright Corp.	900	93,285
Howmet Aerospace, Inc.	1,000	13,070
Huntington Ingalls Industries, Inc.	828	158,487
Lockheed Martin Corp.	2,694	1,048,128
Northrop Grumman Corp.	948	313,475
Raytheon Technologies Corp. (a)	11,573	750,046
Spirit AeroSystems Holdings, Inc., Class A	21,000	465,360
Teledyne Technologies, Inc. (b)	122	39,732
Textron, Inc.	17,600	463,936

		3,359,621

Air Freight & Logistics 0.2%
XPO Logistics, Inc. (b)	5,000	333,700

Automobiles 1.6%
Tesla, Inc. (a)(b)	2,059	1,609,891
Thor Industries, Inc. (a)	12,300	814,260

		2,424,151

Banks 2.3%
Bank of America Corp. (a)	73,983	1,779,291
Bank OZK	6,300	142,506
Comerica, Inc. (a)	4,800	167,328
First Hawaiian, Inc.	23,100	406,329
Signature Bank	2,200	235,796
Synovus Financial Corp.	41,580	873,596

		3,604,846

Beverages 0.5%
Coca-Cola Co. (a)	8,689	398,738
Monster Beverage Corp. (b)	700	43,267
PepsiCo., Inc. (a)	2,684	355,067

		797,072

Biotechnology 2.6%
AbbVie, Inc.	9,000	739,800
Alexion Pharmaceuticals, Inc. (b)	1,400	150,458
Alkermes PLC (b)	2,600	35,646
Alnylam Pharmaceuticals, Inc. (b)	400	52,680
Amgen, Inc. (a)	3,577	855,690
Biogen, Inc. (b)	1,078	319,983
BioMarin Pharmaceutical, Inc. (b)	900	82,818
Exact Sciences Corp. (b)	800	63,184
Exelixis, Inc. (b)	2,900	71,615
Gilead Sciences, Inc.	7,800	655,200
Incyte Corp. (b)	1,200	117,192
Ionis Pharmaceuticals, Inc. (b)	600	33,318
Moderna, Inc. (b)	800	36,792
Neurocrine Biosciences, Inc. (b)	400	39,256
Regeneron Pharmaceuticals, Inc. (b)	510	268,199
Sarepta Therapeutics, Inc. (b)	300	35,364

	Shares	Value
Biotechnology (continued)
Seattle Genetics, Inc. (b)	460	$63,126
United Therapeutics Corp. (b)	400	43,824
Vertex Pharmaceuticals, Inc. (b)	1,509	379,061

		4,043,206

Building Products 0.3%
Fortune Brands Home & Security, Inc.	900	43,380
Masco Corp.	700	28,728
Owens Corning	10,200	442,272

		514,380

Capital Markets 4.6%
Ameriprise Financial, Inc.	6,242	717,455
Evercore, Inc., Class A	13,600	701,760
Intercontinental Exchange, Inc. (a)	5,900	527,755
Lazard, Ltd., Class A	30,000	825,000
LPL Financial Holdings, Inc.	13,700	825,014
Moody’s Corp.	4,200	1,024,380
MSCI, Inc.	2,100	686,700
S&P Global, Inc.	4,300	1,259,384
T. Rowe Price Group, Inc.	4,100	474,083

		7,041,531

Chemicals 1.4%
Cabot Corp.	1,200	40,668
CF Industries Holdings, Inc.	23,700	651,750
Dow, Inc.	2,300	84,387
DuPont de Nemours, Inc. (a)	4,466	209,991
Huntsman Corp.	11,787	198,140
Linde PLC (a)	2,100	386,379
Sherwin-Williams Co. (a)	1,193	639,889

		2,211,204

Commercial Services & Supplies 0.3%
Cintas Corp. (a)	82	18,190
Clean Harbors, Inc. (b)	8,200	438,126

		456,316

Communications Equipment 0.6%
Cisco Systems, Inc. (a)	22,025	933,419

Construction & Engineering 0.2%
AECOM (b)	10,100	366,226

Consumer Finance 0.6%
American Express Co. (a)	5,800	529,250
SLM Corp.	14,400	120,096
Synchrony Financial	16,300	322,577

		971,923

Containers & Packaging 0.2%
Ardagh Group S.A.	21,804	271,242
Ball Corp.	600	39,354

10	MainStay MacKay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Containers & Packaging (continued)
Crown Holdings, Inc. (b)	200	$12,882

		323,478

Distributors 0.3%
LKQ Corp. (b)	17,700	462,855

Diversified Consumer Services 0.5%
Frontdoor, Inc. (b)	20,900	809,039

Diversified Financial Services 1.5%
Berkshire Hathaway, Inc., Class B (a)(b)	7,740	1,450,166
Jefferies Financial Group, Inc.	50,700	695,604
Voya Financial, Inc.	4,600	207,782

		2,353,552

Diversified Telecommunication Services 0.8%
AT&T, Inc. (a)	21,069	641,973
Verizon Communications, Inc. (a)	11,538	662,858

		1,304,831

Electric Utilities 1.3%
NRG Energy, Inc.	26,000	871,780
OGE Energy Corp.	4,900	154,448
PPL Corp. (a)	26,200	666,004
Southern Co. (a)	4,600	260,958

		1,953,190

Electrical Equipment 1.0%
Acuity Brands, Inc.	5,000	432,950
Eaton Corp. PLC	2,500	208,750
Hubbell, Inc.	100	12,443
nVent Electric PLC	25,700	479,305
Regal Beloit Corp.	6,600	468,666

		1,602,114

Electronic Equipment, Instruments & Components 1.8%
Arrow Electronics, Inc. (b)	700	44,044
Avnet, Inc.	21,500	645,430
CDW Corp. (a)	4,800	531,840
Jabil, Inc.	26,241	746,294
SYNNEX Corp.	9,800	858,088

		2,825,696

Energy Equipment & Services 0.0% ‡
Schlumberger, Ltd. (a)	2,000	33,640

Entertainment 2.2%
Electronic Arts, Inc. (b)	2,700	308,502
Lions Gate Entertainment Corp., Class B (b)	58,400	390,112
Netflix, Inc. (a)(b)	2,135	896,380
Take-Two Interactive Software, Inc. (b)	3,700	447,885
Walt Disney Co. (a)	8,949	967,834

	Shares	Value
Entertainment (continued)
Zynga, Inc., Class A (b)	57,100	$430,534

		3,441,247

Equity Real Estate Investment Trusts 3.1%
Alexandria Real Estate Equities, Inc.	700	109,963
American Campus Communities, Inc.	1,000	35,290
American Homes 4 Rent, Class A	1,900	45,866
American Tower Corp. (a)	2,700	642,600
Apartment Investment & Management Co., Class A	1,033	38,913
AvalonBay Communities, Inc.	800	130,360
Boston Properties, Inc.	800	77,744
Brandywine Realty Trust	300	3,348
Camden Property Trust	500	44,035
Columbia Property Trust, Inc.	1,100	15,719
Corporate Office Properties Trust	400	10,568
Cousins Properties, Inc.	100	3,017
Crown Castle International Corp.	2,500	398,575
CubeSmart	300	7,560
CyrusOne, Inc.	600	42,090
Digital Realty Trust, Inc. (a)	1,600	239,184
Douglas Emmett, Inc.	1,300	39,637
Duke Realty Corp.	2,200	76,340
EPR Properties	100	2,942
Equinix, Inc.	514	347,053
Equity LifeStyle Properties, Inc.	1,100	66,341
Equity Residential	2,400	156,144
Essex Property Trust, Inc.	402	98,128
Extra Space Storage, Inc.	700	61,768
Gaming & Leisure Properties, Inc.	1,500	42,360
Healthcare Trust of America, Inc., Class A	700	17,241
Healthpeak Properties, Inc.	2,700	70,578
Highwoods Properties, Inc.	700	27,167
Hudson Pacific Properties, Inc.	200	4,916
Invitation Homes, Inc.	3,300	78,045
Iron Mountain, Inc.	1,800	43,524
Kilroy Realty Corp.	300	18,678
Lamar Advertising Co., Class A	500	28,825
Life Storage, Inc.	200	17,518
Medical Properties Trust, Inc.	3,100	53,134
Mid-America Apartment Communities, Inc.	600	67,152
Omega Healthcare Investors, Inc.	700	20,405
Outfront Media, Inc.	800	12,552
Paramount Group, Inc.	300	2,895
Prologis, Inc.	4,400	392,612
Public Storage (a)	900	166,905
Rayonier, Inc.	1,200	28,836
SBA Communications Corp.	1,700	492,864
Sun Communities, Inc.	400	53,760
UDR, Inc.	1,700	63,699
Ventas, Inc.	1,200	38,820

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Equity Real Estate Investment Trusts (continued)
VICI Properties, Inc.	2,700	$47,034
Vornado Realty Trust	900	39,438
Welltower, Inc.	2,300	117,829
Weyerhaeuser Co.	4,800	104,976

		4,744,948

Food & Staples Retailing 2.8%
Costco Wholesale Corp. (a)	3,800	1,151,400
Kroger Co. (a)	28,200	891,402
Sprouts Farmers Market, Inc. (b)	39,700	824,966
Walmart, Inc. (a)	11,700	1,422,135

		4,289,903

Food Products 1.2%
Bunge, Ltd.	4,000	158,680
Ingredion, Inc.	6,400	519,680
Lamb Weston Holdings, Inc.	4,400	269,984
Pilgrim’s Pride Corp. (b)	30,200	664,400
Tyson Foods, Inc., Class A	4,500	279,855

		1,892,599

Health Care Equipment & Supplies 2.0%
Abbott Laboratories (a)	1,600	147,344
Align Technology, Inc. (b)	2,200	472,670
DENTSPLY SIRONA, Inc.	14,700	623,868
DexCom, Inc. (b)	3,000	1,005,600
Edwards Lifesciences Corp. (a)(b)	100	21,750
Envista Holdings Corp. (b)	35,500	691,185
Hill-Rom Holdings, Inc.	1,300	146,237
Hologic, Inc. (b)	100	5,010
Medtronic PLC (a)	300	29,289

		3,142,953

Health Care Providers & Services 3.9%
AmerisourceBergen Corp.	9,100	815,906
Anthem, Inc.	4,569	1,282,656
Cardinal Health, Inc.	16,600	821,368
Cigna Corp. (a)(b)	1,900	371,982
DaVita, Inc. (b)	10,100	798,001
Humana, Inc.	2,987	1,140,496
McKesson Corp.	5,317	751,026

		5,981,435

Health Care Technology 0.1%
Veeva Systems, Inc., Class A (a)(b)	700	133,560

Hotels, Restaurants & Leisure 2.1%
Aramark	19,600	535,276
Darden Restaurants, Inc.	5,170	381,494
Domino’s Pizza, Inc. (a)	2,500	904,825
Extended Stay America, Inc.	12,900	140,223
McDonald’s Corp. (a)	3,645	683,656

	Shares	Value
Hotels, Restaurants & Leisure (continued)
Starbucks Corp. (a)	1,200	$92,076
Yum China Holdings, Inc.	9,900	479,754

		3,217,304

Household Durables 0.4%
Lennar Corp.
Class A	200	10,014
Class B	3,200	122,080
NVR, Inc. (a)(b)	50	155,000
PulteGroup, Inc.	13,700	387,299

		674,393

Household Products 1.8%
Colgate-Palmolive Co. (a)	4,100	288,107
Procter & Gamble Co. (a)	20,759	2,446,863
Spectrum Brands Holdings, Inc.	1,090	46,936

		2,781,906

Independent Power & Renewable Electricity Producers 0.7%
AES Corp.	20,600	272,950
Vistra Energy Corp.	41,400	808,956

		1,081,906

Industrial Conglomerates 0.5%
3M Co. (a)	200	30,384
Carlisle Cos., Inc.	3,900	471,744
Honeywell International, Inc. (a)	2,100	297,990

		800,118

Insurance 2.8%
American International Group, Inc.	23,100	587,433
American National Insurance Co.	2,800	225,400
Aon PLC (a)	3,950	682,046
Fidelity National Financial, Inc.	4,800	129,840
First American Financial Corp.	5,600	258,272
Mercury General Corp.	11,300	462,848
MetLife, Inc. (a)	20,100	725,208
Prudential Financial, Inc. (a)	2,202	137,339
Unum Group	40,100	699,745
Willis Towers Watson PLC	2,500	445,725

		4,353,856

Interactive Media & Services 1.5%
Alphabet, Inc., Class A (a)(b)	1,661	2,236,869

Internet & Direct Marketing Retail 6.0%
Amazon.com, Inc. (a)(b)	2,835	7,013,790
Booking Holdings, Inc. (b)	383	567,058
eBay, Inc.	25,000	995,750
Expedia Group, Inc.	8,000	567,840
Stamps.com, Inc. (b)	1,100	174,097

		9,318,535

12	MainStay MacKay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
IT Services 4.3%
Akamai Technologies, Inc. (b)	6,100	$596,031
Amdocs, Ltd.	5,200	335,088
Booz Allen Hamilton Holding Corp.	5,400	396,576
CACI International, Inc., Class A (b)	2,790	697,891
DXC Technology Co.	17,100	310,023
GoDaddy, Inc., Class A (b)	5,900	409,637
Leidos Holdings, Inc.	8,600	849,766
ManTech International Corp., Class A	1,900	141,664
Mastercard, Inc., Class A (a)	5,480	1,506,835
PayPal Holdings, Inc. (b)	6,900	848,700
Sabre Corp.	75,000	545,250

		6,637,461

Life Sciences Tools & Services 1.9%
Bruker Corp.	18,200	715,624
Charles River Laboratories International, Inc. (b)	5,300	766,751
IQVIA Holdings, Inc. (b)	6,300	898,317
PRA Health Sciences, Inc. (b)	3,900	376,350
QIAGEN N.V. (b)	2,600	108,394
Thermo Fisher Scientific, Inc.	385	128,852

		2,994,288

Machinery 0.4%
AGCO Corp.	3,200	169,088
Crane Co.	300	16,335
Timken Co.	11,300	424,654

		610,077

Media 1.5%
Altice U.S.A., Inc., Class A (b)	6,700	173,999
Charter Communications, Inc., Class A (b)	1,683	833,472
Comcast Corp., Class A	36,220	1,362,959

		2,370,430

Metals & Mining 0.8%
Newmont Corp.	18,900	1,124,172
Steel Dynamics, Inc.	5,900	143,193

		1,267,365

Multi-Utilities 0.5%
CenterPoint Energy, Inc.	17,300	294,619
Dominion Energy, Inc. (a)	800	61,704
MDU Resources Group, Inc.	19,200	431,232

		787,555

Multiline Retail 1.1%
Dollar General Corp.	3,200	560,960
Target Corp.	10,200	1,119,348

		1,680,308

Oil, Gas & Consumable Fuels 2.9%
Cabot Oil & Gas Corp.	1,000	21,620
Chevron Corp. (a)	8,059	741,428

	Shares	Value
Oil, Gas & Consumable Fuels (continued)
ConocoPhillips	22,800	$959,880
Devon Energy Corp.	19,500	243,165
Exxon Mobil Corp. (a)	7,045	327,381
HollyFrontier Corp.	9,500	313,880
Kosmos Energy, Ltd.	468,100	772,365
PBF Energy, Inc., Class A	42,240	481,536
Valero Energy Corp.	8,959	567,553

		4,428,808

Personal Products 0.2%
Nu Skin Enterprises, Inc., Class A	9,766	285,265

Pharmaceuticals 5.9%
Bristol-Myers Squibb Co.	23,500	1,429,035
Eli Lilly & Co.	5,800	896,912
Horizon Therapeutics PLC (b)	24,000	864,960
Jazz Pharmaceuticals PLC (b)	2,400	264,600
Johnson & Johnson (a)	17,792	2,669,512
Merck & Co., Inc.	9,800	777,532
Mylan N.V. (b)	49,900	836,823
Perrigo Co. PLC	15,400	820,820
Pfizer, Inc. (a)	13,011	499,102

		9,059,296

Professional Services 0.8%
CoreLogic, Inc.	6,700	257,414
IHS Markit, Ltd. (a)	2,000	134,600
ManpowerGroup, Inc. (a)	7,998	593,772
TransUnion (a)	2,100	165,459

		1,151,245

Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A (b)	2,100	90,153
Jones Lang LaSalle, Inc.	100	10,558

		100,711

Road & Rail 0.8%
CSX Corp. (a)	1,400	92,722
Schneider National, Inc., Class B (a)	22,600	495,166
Union Pacific Corp. (a)	4,200	671,118

		1,259,006

Semiconductors & Semiconductor Equipment 6.8%
Advanced Micro Devices, Inc. (b)	1,000	52,390
Applied Materials, Inc.	20,300	1,008,504
Broadcom, Inc. (a)	4,600	1,249,452
Entegris, Inc.	4,400	238,612
Intel Corp. (a)	37,532	2,251,169
KLA Corp.	2,400	393,816
Lam Research Corp.	3,800	970,064
MKS Instruments, Inc.	500	50,115
NVIDIA Corp.	6,150	1,797,522
Qorvo, Inc. (b)	9,400	921,482

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment (continued)
QUALCOMM, Inc. (a)	16,800	$1,321,656
Skyworks Solutions, Inc.	1,800	186,984
Teradyne, Inc.	600	37,524

		10,479,290

Software 11.1%
Adobe, Inc. (b)	3,889	1,375,306
Atlassian Corp. PLC, Class A (b)	200	31,098
Autodesk, Inc. (b)	5,300	991,789
CDK Global, Inc.	14,600	573,488
Citrix Systems, Inc.	700	101,507
DocuSign, Inc. (b)	200	20,950
Dropbox, Inc., Class A (b)	40,600	853,412
Fair Isaac Corp. (b)	202	71,294
Fortinet, Inc. (b)	7,400	797,276
Intuit, Inc.	2,491	672,097
Microsoft Corp. (a)	49,438	8,859,784
NortonLifeLock, Inc.	42,150	896,530
salesforce.com, Inc. (a)(b)	5,000	809,750
ServiceNow, Inc. (b)	1,413	496,726
SS&C Technologies Holdings, Inc.	8,500	468,860
Synopsys, Inc. (b)	600	94,272

		17,114,139

Specialty Retail 3.6%
AutoNation, Inc. (b)	6,300	234,612
AutoZone, Inc. (b)	384	391,803
Best Buy Co., Inc.	13,000	997,490
Burlington Stores, Inc. (b)	2,400	438,456
Dick’s Sporting Goods, Inc.	17,200	505,508
Home Depot, Inc. (a)	7,529	1,655,100
Lowe’s Cos., Inc. (a)	6,000	628,500
O’Reilly Automotive, Inc. (b)	1,507	582,214
Ross Stores, Inc.	1,200	109,632

		5,543,315

Technology Hardware, Storage & Peripherals 0.4%
HP, Inc. (a)	37,342	579,174
Xerox Holdings Corp. (b)	4,100	74,989

		654,163

Textiles, Apparel & Luxury Goods 0.5%
Lululemon Athletica, Inc. (a)(b)	100	22,348
NIKE, Inc., Class B (a)	8,000	697,440

		719,788

Thrifts & Mortgage Finance 0.2%
MGIC Investment Corp.	41,700	304,827

Tobacco 0.7%
Philip Morris International, Inc. (a)	14,800	1,104,080

	Shares	Value
Trading Companies & Distributors 0.3%
WESCO International, Inc. (b)	18,500	$478,595

Wireless Telecommunication Services 0.5%
Telephone & Data Systems Inc.	38,100	747,522
United States Cellular Corp. (b)	1,000	31,830

		779,352

Total Common Stocks (Cost $142,450,491)		156,626,886

	Number of Rights
Rights 0.0%‡
Pharmaceuticals 0.0% ‡
Bristol-Myers Squibb Co. (b)	11,100	50,061

Total Rights (Cost $23,643)		50,061

	Shares
Short-Term Investment 3.0%
Affiliated Investment Company 3.0%
MainStay U.S. Government Liquidity Fund, 0.01% (c)	4,646,795	4,646,795

Total Short-Term Investment (Cost $4,646,795)		4,646,795

Total Investments, Before Investments Sold Short (Cost $147,120,929)	104.2%	161,323,742

Exchange-Traded Fund Sold Short (4.1%)
Exchange-Traded Fund (4.1%)
SPDR S&P 500 ETF Trust	(22,058)	(6,407,408)

Total Investments Sold Short (Proceeds $6,288,941)		(6,407,408)

Total Investments, Net of Investments Sold Short (Cost $140,831,988)	100.1%	154,916,334
Other Assets, Less Liabilities	(0.1)	(114,109)
Net Assets	100.0%	$154,802,225

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	Security, or a portion thereof, was maintained in a segregated account at the Fund’s custodian as collateral for swap contracts. (See Note 2(H))

(b)	Non-income producing security.

(c)	Current yield as of April 30, 2020.

14	MainStay MacKay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Contracts

Open OTC total return equity swap contracts as of April 30, 2020 were as follows1:

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)	Unrealized Appreciation

Citigroup	Albemarle Corp.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	$(328)	$2,093

Citigroup	Allegheny Technologies, Inc.	1 month LIBOR BBA minus 0.50%	5/19/2021	Monthly	(349)	52,733

Citigroup	Alphabet, Inc., Class C	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	2,160	246,456

Citigroup	Amkor Technology, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	415	28,406

Citigroup	Apple, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	7,248	753,540

Citigroup	Atkore International Group, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	462	12,812

Citigroup	AtriCure, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	214	39,947

Citigroup	Avaya Holdings Corp.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	156	23,360

Citigroup	Beazer Homes USA, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	212	65,350

Citigroup	Berry Petroleum Corp.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	51	27,587

Citigroup	Cactus, Inc., Class A	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	14	3,660

Citigroup	Central Garden & Pet Co., Class A	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	14	996

Citigroup	Coca-Cola Consolidated, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	462	11,347

Citigroup	Customers BanCorp, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	78	21,820

Citigroup	Diamond Shipping, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	221	43,334

Citigroup	Digital Turbine, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	205	65,783

Citigroup	Dorian LPG Ltd.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	416	71,854

Citigroup	Facebook, Inc., Class A	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	2,475	431,473

Citigroup	Flagstar BanCorp, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	395	74,109

Citigroup	Genworth Financial, Inc., Class A	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	450	802

Citigroup	Gogo, Inc.	1 month LIBOR BBA minus 57.00%	5/19/2021	Monthly	(38)	5,208

Citigroup	Grocery Outlet Holding Corp.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(150)	10,512

Citigroup	Hertz Global Holdings, Inc.	1 month LIBOR BBA minus 6.40%	5/19/2021	Monthly	(161)	45,324

Citigroup	HMS Holdings Corp.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	169	20,516

Citigroup	Ichor Holdings, Ltd.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	42	5,252

Citigroup	Innoviva, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	501	19,323

Citigroup	Inovalon Holdings, Inc., Class A	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	93	10,242

Citigroup	Installed Building Products, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	393	50,750

Citigroup	Integer Holdings Corp.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	166	27,700

Citigroup	Intelsat S.A.	1 month LIBOR BBA minus 14.90%	5/19/2021	Monthly	(148)	35,395

Citigroup	Interactive Brokers Group, Inc., Class A	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(36)	3,363

Citigroup	International Seaways, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	369	80,816

Citigroup	JPMorgan Chase & Co.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	1,486	22,628

Citigroup	Lantheus Holdings, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	323	2,917

Citigroup	Luminex Corp.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	83	17,787

Citigroup	M/I Homes, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	455	168,877

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)	Unrealized Appreciation

Citigroup	Magellan Health, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	$145	$25,163

Citigroup	ManTech International Corp. Class A	1 month LIBOR BBA minus 0.50%	5/19/2021	Monthly	(145)	3,461

Citigroup	Marcus Corp.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	69	10,982

Citigroup	Meritage Homes Corp.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	471	117,074

Citigroup	Murphy USA, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	371	24,298

Citigroup	Nabors Industries, Ltd.	1 month LIBOR BBA minus 1.50%	5/19/2021	Monthly	(15)	2,201

Citigroup	Natus Medical, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	293	6,525

Citigroup	Navient Corp.	1 month LIBOR BBA minus 0.50%	5/19/2021	Monthly	(32)	127

Citigroup	Navistar International Corp.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	468	119,380

Citigroup	Nordic American Tankers, Ltd.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	233	168,024

Citigroup	Nordstrom, Inc.	1 month LIBOR BBA minus 0.45%	5/19/2021	Monthly	(141)	1,636

Citigroup	Omnicell, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	468	12,552

Citigroup	Photronics, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	31	1,980

Citigroup	Progress Software Corp.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	469	54,536

Citigroup	Quidel Corp.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	431	208,316

Citigroup	R1 RCM, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	42	2,397

Citigroup	SpartanNash Co.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	81	28,715

Citigroup	SPS Commerce, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	451	65,450

Citigroup	Stamps.com, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	300	47,688

Citigroup	Tailored Brands, Inc.	1 month LIBOR BBA minus 9.50%	5/19/2021	Monthly	(117)	2,505

Citigroup	Tech Data Corp.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	55	1,690

Citigroup	Teekay Tankers Ltd., Class A	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	238	15,872

Citigroup	Tellurian, Inc.	1 month LIBOR BBA minus 12.30%	5/19/2021	Monthly	(24)	271

Citigroup	Transocean, Ltd.	1 month LIBOR BBA minus 1.90%	5/19/2021	Monthly	(213)	7,463

Citigroup	TRI Pointe Group, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	366	29,884

Citigroup	Ultra Clean Holdings, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	398	39,239

Citigroup	UnitedHealth Group, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	2,262	207,482

Citigroup	Universal Corp.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	447	34,186

Citigroup	Universal Forest Products, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	11	906

Citigroup	Varex Imaging Corp.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	425	56,070

Citigroup	Vector Group, Ltd.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	391	43,342

Citigroup	ViaSat, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(357)	5,590

Citigroup	ViewRay, Inc.	1 month LIBOR BBA minus 0.70%	5/19/2021	Monthly	(454)	100,533

Citigroup	Virtu Financial, Inc., Class A	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(231)	3,899

Citigroup	Visa, Inc., Class A	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	1,697	124,875

Citigroup	World Fuel Services Corp.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	193	4,692

Citigroup	Zix Corp.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	23	2,111
						$4,085,187

16	MainStay MacKay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)	Unrealized Depreciation

Citigroup	22nd Century Group, Inc.	1 month LIBOR BBA minus 6.30%	5/19/2021	Monthly	$(36)	$(12,495)

Citigroup	2U, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(22)	(2,018)

Citigroup	8x8, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(29)	(1,906)

Citigroup	Acadia Healthcare Co, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(237)	(22,661)

Citigroup	Accelerate Diagnostics, Inc.	1 month LIBOR BBA minus 9.20%	5/19/2021	Monthly	(71)	(18,507)

Citigroup	Adaptive Biotechnologies Corp.	1 month LIBOR BBA minus 0.45%	5/19/2021	Monthly	(290)	(72,153)

Citigroup	Air Lease Corp.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(349)	(32,858)

Citigroup	Allegiance Bancshares, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(331)	(10,037)

Citigroup	Altair Engineering, Inc., Class A	1 month LIBOR BBA minus 0.45%	5/19/2021	Monthly	(203)	(44,839)

Citigroup	Alteryx, Inc., Class A	1 month LIBOR BBA minus 0.45%	5/19/2021	Monthly	(10)	(1,623)

Citigroup	AMC Entertainment Holdings, Inc., Class A	1 month LIBOR BBA minus 74.547%	5/19/2021	Monthly	(150)	(195,836)

Citigroup	American Airlines Group, Inc.	1 month LIBOR BBA minus 3.30%	5/19/2021	Monthly	(391)	(21,298)

Citigroup	American Axle & Manufacturing Holdings, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(93)	(21,926)

Citigroup	Amyris, Inc.	1 month LIBOR BBA minus 9.00%	5/19/2021	Monthly	(230)	(24,215)

Citigroup	Anterix, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(401)	(55,909)

Citigroup	Antero Midstream Corp.	1 month LIBOR BBA minus 3.80%	5/19/2021	Monthly	(125)	(94,579)

Citigroup	Appian Corp.	1 month LIBOR BBA minus 4.10%	5/19/2021	Monthly	(138)	(30,832)

Citigroup	Applied Optoelectronics, Inc.	1 month LIBOR BBA minus 2.20%	5/19/2021	Monthly	(208)	(70,540)

Citigroup	ArcBest Corp.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	119	(494)

Citigroup	Arista Networks, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(451)	(9,855)

Citigroup	At Home Group, Inc.	1 month LIBOR BBA minus 0.40%	5/19/2021	Monthly	(131)	(26,911)

Citigroup	AxoGen, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(40)	(7,293)

Citigroup	Axonics Modulation Technologies, Inc.	1 month LIBOR BBA minus 1.70%	5/19/2021	Monthly	(147)	(23,411)

Citigroup	Banc of California, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(146)	(42,523)

Citigroup	Bed Bath & Beyond, Inc.	1 month LIBOR BBA minus 3.00%	5/19/2021	Monthly	(168)	(56,543)

Citigroup	Benchmark Electronics, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	204	(7,367)

Citigroup	Benefitfocus, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(313)	(28,350)

Citigroup	Beyond Meat, Inc.	1 month LIBOR BBA minus 1.30%	5/19/2021	Monthly	(243)	(93,393)

Citigroup	BOK Financial Corp.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(100)	(3,872)

Citigroup	Brighthouse Financial, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(10)	(87)

Citigroup	Cantel Medical Corp.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(71)	(6,399)

Citigroup	Cara Therapeutics, Inc.	1 month LIBOR BBA minus 0.45%	5/19/2021	Monthly	(347)	(17,939)

Citigroup	Cardlytics, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(94)	(4,524)

Citigroup	Carvana Co.	1 month LIBOR BBA minus 1.80%	5/19/2021	Monthly	(106)	(14,515)

Citigroup	Ceridian HCM Holding, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(168)	(32,116)

Citigroup	Change Healthcare, Inc.	1 month LIBOR BBA minus 0.50%	5/19/2021	Monthly	(52)	(5,798)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)	Unrealized Depreciation

Citigroup	Cheniere Energy, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	$(155)	$(31,460)

Citigroup	Cincinnati Bell, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	441	(332)

Citigroup	Codexis, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(418)	(42,212)

Citigroup	Cognex Corp.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(452)	(95,103)

Citigroup	Conn’s, Inc.	1 month LIBOR BBA minus 0.50%	5/19/2021	Monthly	(153)	(64,193)

Citigroup	Continental Resources, Inc.	1 month LIBOR BBA minus 6.00%	5/19/2021	Monthly	(223)	(123,541)

Citigroup	Cree, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(458)	(46,412)

Citigroup	CryoPort, Inc.	1 month LIBOR BBA minus 0.65%	5/19/2021	Monthly	(318)	(32,466)

Citigroup	Designer Brands, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(155)	(32,438)

Citigroup	Diamondback Energy, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(67)	(10,903)

Citigroup	Digimarc Corp.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(9)	(2,505)

Citigroup	Domo, Inc., Class B	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(159)	(128,747)

Citigroup	Duluth Holdings, Inc., Class B	1 month LIBOR BBA minus 3.50%	5/19/2021	Monthly	(12)	(489)

Citigroup	Elastic NV	1 month LIBOR BBA minus 0.45%	5/19/2021	Monthly	(17)	(2,525)

Citigroup	Equitrans Midstream Corp.	1 month LIBOR BBA minus 0.45%	5/19/2021	Monthly	(161)	(57,405)

Citigroup	Erie Indemnity Co., Class A	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(489)	(27,018)

Citigroup	Eventbrite, Inc., Class A	1 month LIBOR BBA minus 0.50%	5/19/2021	Monthly	(292)	(53,940)

Citigroup	Everbridge, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(30)	(3,205)

Citigroup	EverQuote, Inc., Class A	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(49)	(13,276)

Citigroup	Evo Payments, Inc., Class A	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(415)	(164,095)

Citigroup	Evolus, Inc.	1 month LIBOR BBA minus 3.70%	5/19/2021	Monthly	(113)	(9,201)

Citigroup	First Solar, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(447)	(58,729)

Citigroup	Fitbit, Inc., Class A	1 month LIBOR BBA minus 0.45%	5/19/2021	Monthly	(144)	(1,954)

Citigroup	Five Below, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(319)	(50,960)

Citigroup	Floor & Decor Holdings, Inc., Class A	1 month LIBOR BBA minus 0.45%	5/19/2021	Monthly	(102)	(24,722)

Citigroup	Fossil Group, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(199)	(26,112)

Citigroup	Fox Factory Holding Corp.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(201)	(13,256)

Citigroup	Freeport-McMoRan, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(212)	(21,103)

Citigroup	GameStop Corp. Class A	1 month LIBOR BBA minus 79.10%	5/19/2021	Monthly	(194)	(134,815)

Citigroup	Gannett Co., Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(56)	(29,157)

Citigroup	GCI Liberty, Inc., Class A	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(29)	(1,063)

Citigroup	Golar LNG Ltd.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(66)	(19,766)

Citigroup	GoPro, Inc., Class A	1 month LIBOR BBA minus 0.75%	5/19/2021	Monthly	(308)	(89,197)

Citigroup	Grand Canyon Education, Inc.	1 month LIBOR BBA minus 0.45%	5/19/2021	Monthly	(302)	(42,183)

Citigroup	Green Plains, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(42)	(12,831)

Citigroup	Guardant Health, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(294)	(52,340)

Citigroup	Hanesbrands, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(2)	(146)

18	MainStay MacKay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)	Unrealized Depreciation

Citigroup	Harley-Davidson, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	$(283)	$(44,677)

Citigroup	Health Catalyst, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(17)	(1,868)

Citigroup	HealthEquity, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(438)	(51,629)

Citigroup	Impinj, Inc.	1 month LIBOR BBA minus 0.45%	5/19/2021	Monthly	(418)	(138,498)

Citigroup	International Flavors & Fragrances, Inc.	1 month LIBOR BBA minus 0.90%	5/19/2021	Monthly	(194)	(15,659)

Citigroup	International Game Technology PLC	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(170)	(46,080)

Citigroup	IPG Photonics Corp.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(458)	(46,841)

Citigroup	Jernigan Capital, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(254)	(12,766)

Citigroup	Kirby Corp.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(185)	(17,579)

Citigroup	LendingTree, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(205)	(69,724)

Citigroup	Limelight Networks, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	370	(54,715)

Citigroup	LivePerson, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(23)	(3,562)

Citigroup	Lumber Liquidators Holdings, Inc.	1 month LIBOR BBA minus 1.60%	5/19/2021	Monthly	(150)	(49,103)

Citigroup	Lyft, Inc. Class A	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(98)	(13,993)

Citigroup	Macy’s, Inc.	1 month LIBOR BBA minus 0.90%	5/19/2021	Monthly	(269)	(8,270)

Citigroup	Match Group, Inc.	1 month LIBOR BBA minus 13.30%	5/19/2021	Monthly	(118)	(13,510)

Citigroup	Mattel, Inc.	1 month LIBOR BBA minus 0.60%	5/19/2021	Monthly	(329)	(8,508)

Citigroup	MBIA, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(437)	(31,630)

Citigroup	Medpace Holdings, Inc.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	460	(12,942)

Citigroup	Motorcar Parts of America, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(69)	(15,773)

Citigroup	Murphy Oil Corp.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(29)	(18,118)

Citigroup	New Age Beverages Corp.	1 month LIBOR BBA minus 8.50%	5/19/2021	Monthly	(41)	(6,779)

Citigroup	Nexstar Media Group, Inc. Class A	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(174)	(35,915)

Citigroup	nLight, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(56)	(11,820)

Citigroup	Occidental Petroleum Corp.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(11)	(727)

Citigroup	Ollie’s Bargain Outlet Holdings, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(466)	(131,881)

Citigroup	Pacific Biosciences of California	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(119)	(12,038)

Citigroup	PagerDuty, Inc.	1 month LIBOR BBA minus 0.45%	5/19/2021	Monthly	(325)	(48,710)

Citigroup	PAR Technology Corp.	1 month LIBOR BBA minus 1.40%	5/19/2021	Monthly	(154)	(46,669)

Citigroup	Park Hotels & Resorts, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(192)	(50,281)

Citigroup	Paysign, Inc.	1 month LIBOR BBA minus 11.20%	5/19/2021	Monthly	(110)	(23,784)

Citigroup	Peabody Energy Corp.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(32)	(4,491)

Citigroup	Penumbra, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(16)	(1,639)

Citigroup	Plantronics, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(283)	(50,009)

Citigroup	Pluralsight, Inc., Class A	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(321)	(125,894)

Citigroup	Pulse Biosciences, Inc.	1 month LIBOR BBA minus 3.00%	5/19/2021	Monthly	(27)	(17,360)

Citigroup	Q2 Holdings, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(26)	(6,262)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)	Unrealized Depreciation

Citigroup	Range Resources Corp.	1 month LIBOR BBA minus 2.80%	5/19/2021	Monthly	$(152)	$(85,771)

Citigroup	Scorpio Tankers, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(53)	(14,814)

Citigroup	Service Properties Trust	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(72)	(19,836)

Citigroup	Shake Shack, Inc., Class A	1 month LIBOR BBA minus 0.45%	5/19/2021	Monthly	(153)	(42,824)

Citigroup	ShotSpotter, Inc.	1 month LIBOR BBA minus 0.45%	5/19/2021	Monthly	(59)	(9,617)

Citigroup	Silk Road Medical, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(32)	(5,406)

Citigroup	Sinclair Broadcast Group, Inc., Class A	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(267)	(34,691)

Citigroup	Smartsheet, Inc. Class A	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(13)	(2,357)

Citigroup	Spectrum Brands Holdings, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(42)	(5,044)

Citigroup	Spirit Airlines, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(121)	(20,486)

Citigroup	Stitch Fix, Inc., Class A	1 month LIBOR BBA minus 5.50%	5/19/2021	Monthly	(56)	(10,231)

Citigroup	Stratasys Ltd.	1 month LIBOR BBA minus 0.45%	5/19/2021	Monthly	(422)	(57,428)

Citigroup	SunPower Corp.	1 month LIBOR BBA minus 0.50%	5/19/2021	Monthly	(21)	(5,147)

Citigroup	Tenet Healthcare Corp.	1 month LIBOR BBA plus 0.35%	5/19/2021	Monthly	18	(32)

Citigroup	TenneCo, Inc., Class A	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(177)	(78,051)

Citigroup	The Hain Celestial Group, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(436)	(5,779)

Citigroup	The Lovesac Co.	1 month LIBOR BBA minus 0.75%	5/19/2021	Monthly	(21)	(33,856)

Citigroup	The Trade Desk, Inc., Class A	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(89)	(27,940)

Citigroup	Trinity Industries, Inc.	1 month LIBOR BBA minus 0.45%	5/19/2021	Monthly	(33)	(492)

Citigroup	Trupanion, Inc.	1 month LIBOR BBA minus 1.70%	5/19/2021	Monthly	(248)	(6,281)

Citigroup	Twilio, Inc., Class A	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(143)	(25,475)

Citigroup	U.S. Silica Holdings, Inc.	1 month LIBOR BBA minus 1.30%	5/19/2021	Monthly	(78)	(29,904)

Citigroup	United States Steel Corp.	1 month LIBOR BBA minus 5.00%	5/19/2021	Monthly	(204)	(33,889)

Citigroup	Upwork, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(402)	(61,152)

Citigroup	W&T Offshore, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(169)	(60,493)

Citigroup	WaVe Life Sciences Ltd.	1 month LIBOR BBA minus 2.00%	5/19/2021	Monthly	(399)	(49,546)

Citigroup	Wayfair, Inc., Class A	1 month LIBOR BBA minus 1.30%	5/19/2021	Monthly	(47)	(27,770)

Citigroup	World Wrestling Entertainment, Inc., Class A	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(361)	(79,427)

Citigroup	WPX Energy, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(115)	(68,797)

Citigroup	Yext, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(142)	(23,597)

Citigroup	Zscaler, Inc.	1 month LIBOR BBA minus 0.35%	5/19/2021	Monthly	(52)	(1,717)
						$(4,812,976)

1	As of April 30, 2020, cash in the amount of $1,847,256 was pledged from brokers for OTC swap contracts.

2	Fund pays the floating rate and receives the total return of the reference entity.

20	MainStay MacKay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following abbreviations are used in the preceding pages:

BBA—British Bankers’ Association

ETF—Exchange-Traded Fund

LIBOR—London Interbank Offered Rate

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2020, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$156,626,886	$—	$—	$156,626,886
Rights	50,061	—	—	50,061
Short-Term Investment
Affiliated Investment Company	4,646,795	—	—	4,646,795

Total Investments in Securities	$161,323,742	$—	$—	$161,323,742

Other Financial Instruments
Total Return Equity Swap Contracts (b)	—	4,085,187	—	4,085,187

Total Investments in Securities and Other Financial Instruments	$161,323,742	$4,085,187	$—	$165,408,929

Liability Valuation Inputs
Exchange-Traded Fund Sold Short	$(6,407,408)	$—	$—	$(6,407,408)
Other Financial Instruments
Total Return Equity Swap Contracts (b)	—	(4,812,976)	—	(4,812,976)

Total Investments in Securities Sold Short and Other Financial Instruments	$(6,407,408)	$(4,812,976)	$—	$(11,220,384)

(a) For a complete listing of investments and their industries, see the Portfolio of Investments.

(b) The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statement of Assets and Liabilities as of April 30, 2020 (Unaudited)

Assets
Investment in securities, at value (identified cost $142,474,134)	$156,676,947
Investment in affiliated investment company, at value (identified cost $4,646,795)	4,646,795
Cash collateral on deposit at broker for swap contracts	1,847,256
Receivables:
Dividends and interest	72,222
Fund shares sold	46,107
Unrealized appreciation on OTC swap contracts	4,085,187
Other assets	27,711

Total assets	167,402,225

Liabilities
Investments sold short (proceeds $6,288,941)	6,407,408
Due to custodian	360,575
Payables:
Fund shares redeemed	378,177
Investment securities purchased	219,608
Custodian	139,130
Manager (See Note 3)	78,684
Transfer agent (See Note 3)	56,742
Shareholder communication	50,722
Professional fees	47,292
NYLIFE Distributors (See Note 3)	40,637
Trustees	2,583
Accrued expenses	5,466
Unrealized depreciation on OTC swap contracts	4,812,976

Total liabilities	12,600,000

Net assets	$154,802,225

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$23,544
Additional paid-in capital	116,723,856

116,747,400
Total distributable earnings (loss)	38,054,825

Net assets	$154,802,225

Class A
Net assets applicable to outstanding shares	$53,751,562

Shares of beneficial interest outstanding	7,814,733

Net asset value per share outstanding	$6.88
Maximum sales charge (5.50% of offering price)	0.40

Maximum offering price per share outstanding	$7.28

Investor Class
Net assets applicable to outstanding shares	$4,788,534

Shares of beneficial interest outstanding	712,349

Net asset value per share outstanding	$6.72
Maximum sales charge (5.50% of offering price)	0.39

Maximum offering price per share outstanding	$7.11

Class C
Net assets applicable to outstanding shares	$37,201,050

Shares of beneficial interest outstanding	6,556,301

Net asset value and offering price per share outstanding	$5.67

Class I
Net assets applicable to outstanding shares	$59,061,079

Shares of beneficial interest outstanding	8,460,515

Net asset value and offering price per share outstanding	$6.98

22	MainStay MacKay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$3,133,973
Dividends-affiliated	41,590
Interest	126
Securities lending	26

Total income	3,175,715

Expenses
Manager (See Note 3)	1,460,787
Custodian	378,165
Distribution/Service—Class A (See Note 3)	83,860
Distribution/Service—Investor Class (See Note 3)	6,356
Distribution/Service—Class C (See Note 3)	233,309
Dividends and interest on investments sold short	285,485
Transfer agent (See Note 3)	140,341
Professional fees	49,791
Registration	39,645
Shareholder communication	34,709
Broker fees and charges on short sales	10,773
Trustees	5,679
Miscellaneous	21,594

Total expenses before waiver/reimbursement	2,750,494
Expense waiver/reimbursement from Manager (See Note 3)	(296,364)

Net expenses	2,454,130

Net investment income (loss)	721,585

Realized and Unrealized Gain (Loss) on Investments and Swap Contracts
Net realized gain (loss) on:
Unaffiliated investment transactions	28,769,694
Investments sold short	(565,648)
Swap transactions	9,319,595

Net realized gain (loss) on investments, investments sold short and swap transactions	37,523,641

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(42,268,790)
Investments sold short	(117,882)
Swap contracts	(10,098,289)

Net change in unrealized appreciation (depreciation) on investments, investments sold short and swap contracts	(52,484,961)

Net realized and unrealized gain (loss) on investments, investments sold short and swap transactions	(14,961,320)

Net increase (decrease) in net assets resulting from operations	$(14,239,735)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $132.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statements of Changes in Net Assets

for the six months ended April 30, 2020 (Unaudited) and the year ended October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$721,585	$3,774,061
Net realized gain (loss) on investments, investments sold short and swap transactions	37,523,641	46,187,369
Net change in unrealized appreciation (depreciation) on investments, investments sold short and swap contracts	(52,484,961)	(21,572,369)

Net increase (decrease) in net assets resulting from operations	(14,239,735)	28,389,061

Distributions to shareholders:
Class A	(8,419,082)	(16,107,715)
Investor Class	(621,603)	(875,062)
Class C	(6,497,423)	(16,515,227)
Class I	(31,107,215)	(91,597,537)

Total distributions to shareholders	(46,645,323)	(125,095,541)

Capital share transactions:
Net proceeds from sale of shares	11,908,801	74,492,224
Net asset value of shares issued to shareholders in reinvestment of distributions	45,057,238	119,698,369
Cost of shares redeemed	(309,483,885)	(487,603,220)

Increase (decrease) in net assets derived from capital share transactions	(252,517,846)	(293,412,627)

Net increase (decrease) in net assets	(313,402,904)	(390,119,107)

Net Assets
Beginning of period	468,205,129	858,324,236

End of period	$154,802,225	$468,205,129

24	MainStay MacKay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class A	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$8.53		$9.51	$10.91	$8.60	$8.93	$9.36

Net investment income (loss) (a)	0.01		0.04	0.01	(0.02)	0.00 ‡	(0.01)

Net realized and unrealized gain (loss) on investments	(0.69)		0.43	0.11	2.48	(0.15)	1.05

Total from investment operations	(0.68)		0.47	0.12	2.46	(0.15)	1.04

Less distributions:

From net investment income	(0.33)		(0.06)	(0.30)	—	—	—

From net realized gain on investments	(0.64)		(1.39)	(1.22)	(0.15)	(0.18)	(1.47)

Total distributions	(0.97)		(1.45)	(1.52)	(0.15)	(0.18)	(1.47)

Net asset value at end of period	$6.88		$8.53	$9.51	$10.91	$8.60	$8.93

Total investment return (b)	(9.38%)		6.17%	0.89%	28.96%	(1.72%)	12.27%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.37	% ††	0.49%	0.11%	(0.20%)	0.03%	(0.17%)

Net expenses (before waiver/reimbursement) (c)(d)	1.98	% ††	1.49%	1.50%	2.26%	2.62%	2.37%

Portfolio turnover rate	92%		177%	167%	124%	159%	152%

Net assets at end of period (in 000’s)	$53,752		$77,482	$109,168	$124,552	$157,903	$123,721

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
April 30, 2020*††	1.50%	0.28%
October 31, 2019	1.46%	0.03%
October 31, 2018	1.41%	0.09%
October 31, 2017	1.37%	0.89%
October 31, 2016	1.35%	1.27%
October 31, 2015	1.32%	1.05%

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Investor Class	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$8.36		$9.35	$10.75	$8.49	$8.82	$9.28

Net investment income (loss) (a)	0.01		0.03	0.01	(0.03)	(0.00)‡	(0.02)

Net realized and unrealized gain (loss) on investments	(0.69)		0.43	0.10	2.44	(0.15)	1.03

Total from investment operations	(0.68)		0.46	0.11	2.41	(0.15)	1.01

Less distributions:

From net investment income	(0.32)		(0.06)	(0.29)	—	(0.00)‡	—

From net realized gain on investments	(0.64)		(1.39)	(1.22)	(0.15)	(0.18)	(1.47)

Total distributions	(0.96)		(1.45)	(1.51)	(0.15)	(0.18)	(1.47)

Net asset value at end of period	$6.72		$8.36	$9.35	$10.75	$8.49	$8.82

Total investment return (b)	(9.51%)		6.13%	0.84%	28.75%	(1.75%)	12.04%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.25	% ††	0.40%	0.05%	(0.28%)	(0.05%)	(0.26%)

Net expenses (before waiver/reimbursement) (c)(d)	2.08	% ††	1.57%	1.56%	2.29%	2.72%	2.50%

Portfolio turnover rate	92%		177%	167%	124%	159%	152%

Net assets at end of period (in 000’s)	$4,789		$5,413	$5,602	$5,449	$4,702	$3,938

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
April 30, 2020*††	1.58%	0.30%
October 31, 2019	1.54%	0.03%
October 31, 2018	1.46%	0.10%
October 31, 2017	1.45%	0.84%
October 31, 2016	1.44%	1.28%
October 31, 2015	1.45%	1.05%

26	MainStay MacKay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class C	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$7.16		$8.21	$9.62	$7.66	$8.04	$8.63

Net investment income (loss) (a)	(0.01)		(0.02)	(0.06)	(0.09)	(0.06)	(0.08)

Net realized and unrealized gain (loss) on investments	(0.59)		0.36	0.09	2.20	(0.14)	0.96

Total from investment operations	(0.60)		0.34	0.03	2.11	(0.20)	0.88

Less distributions:

From net investment income	(0.25)		—	(0.22)	—	—	—

From net realized gain on investments	(0.64)		(1.39)	(1.22)	(0.15)	(0.18)	(1.47)

Total distributions	(0.89)		(1.39)	(1.44)	(0.15)	(0.18)	(1.47)

Net asset value at end of period	$5.67		$7.16	$8.21	$9.62	$7.66	$8.04

Total investment return (b)	(9.87%)		5.35%	0.02%	27.93%	(2.55%)	11.32%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.46	%)††	(0.31%)	(0.70%)	(1.04%)	(0.81%)	(1.04%)

Net expenses (before waiver/reimbursement) (c)(d)	2.81	% ††	2.32%	2.32%	3.05%	3.46%	3.25%

Portfolio turnover rate	92%		177%	167%	124%	159%	152%

Net assets at end of period (in 000’s)	$37,201		$55,308	$101,169	$102,745	$84,108	$54,873

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
April 30, 2020*††	2.33%	0.28%
October 31, 2019	2.29%	0.03%
October 31, 2018	2.22%	0.10%
October 31, 2017	2.21%	0.84%
October 31, 2016	2.19%	1.27%
October 31, 2015	2.20%	1.05%

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,

Class I	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$8.66		$9.63	$11.03	$8.69	$9.00	$9.41

Net investment income (loss) (a)	0.03		0.06	0.04	0.00 ‡	0.02	0.01

Net realized and unrealized gain (loss) on investments	(0.72)		0.45	0.10	2.50	(0.14)	1.05

Total from investment operations	(0.69)		0.51	0.14	2.50	(0.12)	1.06

Less distributions:

From net investment income	(0.35)		(0.09)	(0.32)	(0.01)	(0.01)	—

From net realized gain on investments	(0.64)		(1.39)	(1.22)	(0.15)	(0.18)	(1.47)

Total distributions	(0.99)		(1.48)	(1.54)	(0.16)	(0.19)	(1.47)

Net asset value at end of period	$6.98		$8.66	$9.63	$11.03	$8.69	$9.00

Total investment return (b)	(9.34%)		6.52%	1.14%	29.17%	(1.40%)	12.44%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.81	% ††	0.77%	0.37%	0.05%	0.28%	0.15%

Net expenses (before waiver/reimbursement) (c)(d)	1.59	% ††	1.25%	1.26%	1.98%	2.38%	2.12%

Portfolio turnover rate	92%		177%	167%	124%	159%	152%

Net assets at end of period (in 000’s)	$59,061		$330,002	$642,384	$738,876	$668,653	$669,159

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
April 30, 2020*††	1.24%	0.15%
October 31, 2019	1.22%	0.03%
October 31, 2018	1.16%	0.10%
October 31, 2017	1.12%	0.86%
October 31, 2016	1.10%	1.28%
October 31, 2015	1.07%	1.05%

28	MainStay MacKay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-one funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay U.S. Equity Opportunities Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has five classes of shares registered for sale. Class A, Class C and Class I shares commenced operations on June 29, 2007. Investor Class shares commenced operations on February 28, 2008. Class R6 shares of the Fund were registered for sale effective as of February 28, 2017. As of April 30, 2020, Class R6 shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or

29

Notes to Financial Statements (Unaudited) (continued)

liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2020 is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2020, no securities held by the Fund were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies

30	MainStay MacKay U.S. Equity Opportunities Fund

summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of April 30, 2020, the Fund did not hold any repurchase agreements.

(H)  Securities Sold Short.  During the six-month period ended April 30, 2020, the Fund engaged in sales of securities it did not own (“short sales”) as part of its investment strategies. When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends

31

Notes to Financial Statements (Unaudited) (continued)

declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2020, rights are shown in the Portfolio of Investments.

(K)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Fund. State Street will manage the Fund’s collateral in accordance with the securities lending agency agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S.

Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2020, the Fund did not have any portfolio securities on loan.

(L)  LIBOR Replacement Risk.  The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties

32	MainStay MacKay U.S. Equity Opportunities Fund

and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(N)  Equity Swaps (Total Return Swaps).  Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Fund enters into a “long” equity swap, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Fund will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Fund’s return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Fund on the notional amount. Alternatively, when the Fund enters into a “short” equity swap, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular referenced security or securities short, less the dividend expense that the Fund would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Fund will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.

Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. The Fund will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Fund’s current obligations. The Fund and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. The Fund may engage in total return swaps to gain exposure to securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or Subadvisor does not accurately analyze and predict future market trends, the values or assets or economic factors, the Fund may suffer a loss, which may be substantial. As of April 30, 2020, open swap agreements are shown in the Portfolio of Investments.

(O)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(P)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into total return swap contracts to gain exposure to emerging market securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2020:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total

OTC Swap Contracts	Unrealized appreciation on OTC swap contracts	$4,085,187	$4,085,187

Total Fair Value		$4,085,187	$4,085,187

Liability Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total

OTC Swap Contracts	Unrealized depreciation on OTC swap contracts	$(4,812,976)	$(4,812,976)

Total Fair Value		$(4,812,976)	$(4,812,976)

33

Notes to Financial Statements (Unaudited) (continued)

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2020:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total

Swap Contracts	Net realized gain (loss) on swap transactions	$9,319,595	$9,319,595

Total Realized Gain (Loss)		$9,319,595	$9,319,595

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total

Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	$(10,098,289)	$(10,098,289)

Total Change in Unrealized Appreciation (Depreciation)		$(10,098,289)	$(10,098,289)

Average Notional Amount

	Equity Contracts Risk	Total

Swap Contracts Long	$72,433,817	$72,433,817

Swap Contracts Short	$(67,551,002)	$(67,551,002)

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Fund as of April 30, 2020.

Counterparty	Gross Assets in Statement of Assets and Liabilities	Derivative assets/(liabilities) available for offset	Net Amount of Derivative Assets*	Collateral Pledged/ (Received)

Citigroup	$4,085,187	(4,812,976)	$727,789	$1,847,256

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Fund as of April 30, 2020.

Counterparty	Gross Liabilities in Statement of Assets and Liabilities	Derivative assets/(liabilities) available for offset	Net Amount of Derivative Liabilities†	Collateral Pledged/ (Received)

Citigroup	$4,812,976	$(4,812,976)	$—	$—

*	Represents the net amount receivable from the counterparty in the event of default.

†	Represents the net amount payable to the counterparty in the event of default.

(Q) Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an

34	MainStay MacKay U.S. Equity Opportunities Fund

amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 1.00% up to $1 billion and 0.975% in excess of $1 billion. During the six-month period ended April 30, 2020, the effective management fee rate was 1.00% (exclusive of any applicable waivers/reimbursements).

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 1.50% of the Fund’s average daily net assets for Class A shares. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except for Class R6. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages:1.60% for Investor Class shares and 2.35% for Class C shares, respectively. These voluntary waivers or reimbursements may be discontinued at any time without notice.

During the six-month period ended April 30, 2020, New York Life Investments earned fees from the Fund in the amount of $1,460,787 and paid the Subadvisor in the amount of $582,211.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2020 were $6,456 and $1,891, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $830 and $1,896, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. Effective November 1, 2019, New York Life Investments contractually agreed to limit the transfer agency expenses charged to each of the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis (excluding small account fees) after deducting any other applicable expense cap reimbursements or transfer agency waivers. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended

35

Notes to Financial Statements (Unaudited) (continued)

April 30, 2020, transfer agent expenses incurred by the Fund and any applicable waivers were as follows:

Class	Expense	Waived

Class A	$30,306	$—
Investor Class	4,277	—
Class C	38,936	—
Class I	66,822	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$4,851	$42,552	$(42,756)	$—	$—	$4,647	$42	$—	4,647

Note 4–Federal Income Tax

As of April 30, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$544,587,841	$25,303,796	$(414,975,303)	$(389,671,507)

During the year ended October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019

Distributions paid from:
Ordinary Income	$6,287,986
Long-Term Capital Gain	118,807,555
Total	$125,095,541

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2020, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2020, purchases and sales of securities, other than short-term securities, were $263,638 and $548,839, respectively.

36	MainStay MacKay U.S. Equity Opportunities Fund

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended April 30, 2020 and the year ended October 31, 2019, were as follows:

Class A	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	622,007	$4,714,099
Shares issued to shareholders in reinvestment of distributions	1,061,140	8,276,895
Shares redeemed	(3,000,197)	(22,508,563)

Net increase (decrease) in shares outstanding before conversion	(1,317,050)	(9,517,569)
Shares converted into Class A (See Note 1)	55,972	429,755
Shares converted from Class A (See Note 1)	(3,229)	(21,822)

Net increase (decrease)	(1,264,307)	$(9,109,636)

Year ended October 31, 2019:
Shares sold	1,424,239	$11,625,078
Shares issued to shareholders in reinvestment of distributions	2,006,808	15,853,780
Shares redeemed	(5,858,066)	(47,354,501)

Net increase (decrease) in shares outstanding before conversion	(2,427,019)	(19,875,643)
Shares converted into Class A (See Note 1)	49,867	407,578
Shares converted from Class A (See Note 1)	(22,998)	(186,387)

Net increase (decrease)	(2,400,150)	$(19,654,452)

Investor Class	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	93,164	$623,061
Shares issued to shareholders in reinvestment of distributions	81,500	621,034
Shares redeemed	(55,751)	(395,294)

Net increase (decrease) in shares outstanding before conversion	118,913	848,801
Shares converted into Investor Class (See Note 1)	3,219	21,342
Shares converted from Investor Class (See Note 1)	(57,257)	(429,755)

Net increase (decrease)	64,875	$440,388

Year ended October 31, 2019:
Shares sold	101,334	$819,022
Shares issued to shareholders in reinvestment of distributions	112,774	872,877
Shares redeemed	(151,580)	(1,188,850)

Net increase (decrease) in shares outstanding before conversion	62,528	503,049
Shares converted into Investor Class (See Note 1)	28,585	226,106
Shares converted from Investor Class (See Note 1)	(42,881)	(344,168)

Net increase (decrease)	48,232	$384,987

Class C	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	189,403	$1,189,692
Shares issued to shareholders in reinvestment of distributions	935,890	6,036,490
Shares redeemed	(2,291,586)	(14,476,492)

Net increase (decrease) in shares outstanding before conversion	(1,166,293)	(7,250,310)
Shares converted from Class C (See Note 1)	(1,665)	(10,987)

Net increase (decrease)	(1,167,958)	$(7,261,297)

Year ended October 31, 2019:
Shares sold	1,008,669	$6,806,210
Shares issued to shareholders in reinvestment of distributions	2,309,129	15,424,979
Shares redeemed	(7,899,134)	(53,665,267)

Net increase (decrease) in shares outstanding before conversion	(4,581,336)	(31,434,078)
Shares converted from Class C (See Note 1)	(15,257)	(103,129)

Net increase (decrease)	(4,596,593)	$(31,537,207)

Class I	Shares	Amount

Six-month period ended April 30, 2020:
Shares sold	676,187	$5,381,949
Shares issued to shareholders in reinvestment of distributions	3,808,195	30,122,819
Shares redeemed	(34,140,568)	(272,103,536)

Net increase in shares outstanding before conversion	(29,656,186)	(236,598,768)
Shares converted into Class I (See Note 1)	1,438	11,467

Net increase (decrease)	(29,654,748)	$(236,587,301)

Year ended October 31, 2019:
Shares sold	6,832,042	$55,241,914
Shares issued to shareholders in reinvestment of distributions	10,943,342	87,546,733
Shares redeemed	(46,352,637)	(385,394,602)

Net increase (decrease)	(28,577,253)	$(242,605,955)

Note 10–Litigation

The Fund has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Fund, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Fund is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised

37

Notes to Financial Statements (Unaudited) (continued)

of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Fund as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On November 5, 2014, the Second Circuit Court of Appeals held an oral argument on appeal. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the District Court’s dismissal of those lawsuits, but on different grounds than the District Court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, the plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the District Court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to the plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020, which was denied on February 6, 2020.

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern

District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, but the plaintiff has asked the Court to direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request.

On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. On June 18, 2018, the District Court ordered that the request would be stayed pending further action by the Second Circuit in the still-pending appeal, discussed above. On December 18, 2018, the plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the Court held a case management conference, during which the Court held that it would not lift the stay prior to further action from the Second Circuit. The Court stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the Court ordered the parties still facing pending claims to participate in a mediation. On March 27, 2019, the Court held a telephone conference and decided to allow the plaintiff to file a motion for leave to amend. On April 4, 2019, the plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to the plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. The Court denied leave to amend the complaint on April 23, 2019. On June 13, 2019, the Court entered judgment pursuant to Rule 54(b), which would permit an appeal of the Court’s dismissal of the claim against the shareholder defendants. On July 15, 2019, the Trustee filed a notice of appeal to the Second Circuit. Appellant filed his brief on January 7, 2020. The shareholder defendants’ brief is currently due April 27, 2020. In addition, the District Court has entered two bar orders in connection with the plaintiff’s settlement with certain non-shareholder defendants. The orders bar claims against the settling defendants, but contain a judgment reduction provision that preserves the value of any potential claim by a shareholder defendant against a settling defendant. Specifically, the judgment reduction provision reduces the amount of money recoverable against a shareholder defendant to the extent the shareholder defendant could have recovered on a claim against a settling defendant.

38	MainStay MacKay U.S. Equity Opportunities Fund

The value of the proceeds received by the Fund in connection with the LBO and the Fund’s cost basis in shares of Tribune was as follows:

Fund	Proceeds	Cost Basis

MainStay MacKay U.S. Equity Opportunities Fund	$45,424	$44,515

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Fund’s net asset value.

Note 11–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of April 30, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2020, events and transactions subsequent to April 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 13–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19 is uncertain and could adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

39

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay MacKay U.S. Equity Opportunities Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund. New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale or distribution of Fund shares or that provide servicing to the Fund’s shareholders.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity

40	MainStay MacKay U.S. Equity Opportunities Fund

to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).

The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Fund. The Board evaluated MacKay’s experience in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay, and New York Life Investments’ and MacKay’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments and MacKay believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, generally placing greater emphasis on the Fund’s long-term performance track record. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

41

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to MacKay as well as discussions between the Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering the investment performance of the Fund, the Board noted that the Fund underperformed its peer funds for the one- and three-year periods ended July 31, 2019, and performed in line with its peer funds for the five- and ten-year periods ended July 31, 2019. The Board considered its discussions with representatives from New York Life Investments and MacKay regarding the Fund’s investment performance relative to that of its benchmark index and peer funds.

Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay

The Board considered information provided by New York Life Investments and MacKay with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and MacKay and their affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating

42	MainStay MacKay U.S. Equity Opportunities Fund

expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life

Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past six years.

Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

43

Discussion of the Operation and Effectiveness of the Fund’s

Liquidity Risk Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund’s liquidity risk. The Board of Trustees of MainStay Funds Trust (the “Board”) designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments and (iii) the Fund’s investment strategy continues to be appropriate for an open-end fund.

In accordance with the Program, the Fund’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

44	MainStay MacKay U.S. Equity Opportunities Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

45

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund3

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay Short Term Bond Fund4

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund5

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund6

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund7

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund8

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.9

Brussels, Belgium

Candriam Luxembourg S.C.A.9

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC9

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC9

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective August 31, 2020, MainStay MacKay Infrastructure Bond Fund will be renamed MainStay MacKay U.S. Infrastructure Bond Fund.
4.	Formerly known as MainStay Indexed Bond Fund.
5.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
6.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
7.	Effective July 31, 2020, MainStay Growth Allocation Fund will be renamed MainStay Equity Allocation Fund.
8.	Effective July 31, 2020, MainStay Moderate Growth Allocation Fund will be named MainStay Growth Allocation Fund.
9.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2020 NYLIFE Distributors LLC. All rights reserved.

1737447 MS086-20	MSUER10-06/20 (NYLIM) NL234

MainStay U.S. Government Liquidity Fund

Semiannual Report

Unaudited  |  April 30, 2020

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website.You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

Cost in Dollars of a $1,000 Investment in MainStay U.S. Government Liquidity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2019, to April 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2019, to April 30, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/19	Ending Account Value (Based on Actual Returns and Expenses) 4/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class I Shares	$1,000.00	$1,005.40	$0.75	$1,024.12	$0.75	0.15%

1

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

2	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

1

Portfolio Composition as of April 30, 2020 (Unaudited)

Treasury Debt	64.6%

Government Agency Debt	35.4

Other Assets, Less Liabilities	(0.0	)‡

‡	Less than one-tenth of a percent.

See Portfolio of Investments beginning on page 3 for specific holdings within these categories. The Fund’s holdings are subject to change.

2	MainStay U.S. Government Liquidity Fund

Portfolio of Investments April 30, 2020 (Unaudited)

	Principal Amount		Value
Short-Term Investments 100.0% †
Government Agency Debt 35.4%
Federal Agricultural Mortgage Corp. 0.10% (SOFR + 0.09%), due 2/10/21 (a)	$50,000,000		$50,000,000
0.131%, due 9/30/20 (b)	13,000,000		12,978,045
Federal Farm Credit Banks 1.003% (1 Month LIBOR + 0.01%), due 7/2/20 (a)	20,000,000		20,000,000
Federal Home Loan Banks 0.101%, due 6/22/20 (b)	77,121,000		77,113,202
0.121%, due 7/24/20 (b)	22,500,000		22,492,125
0.131%, due 9/8/20 (b)	30,500,000		30,474,668
0.131%, due 9/11/20 (b)	10,000,000		9,992,611
0.14% (SOFR + 0.13%), due 10/16/20 (a)	15,000,000		15,000,000
0.26% (SOFR + 0.23%), due 4/13/21 (a)	57,000,000		57,000,000
Federal Home Loan Mortgage Corp. 0.04% (SOFR + 0.03%), due 2/24/21 (a)	70,000,000		70,000,000
0.121%, due 8/6/20 (b)	10,000,000		9,992,725
Federal National Mortgage Association 0.121%, due 8/14/20 (b)	30,000,000		29,980,750

Total Government Agency Debt (Cost $405,024,126)			405,024,126

Treasury Debt 64.6%
United States Treasury Bills (b)
0.055%, due 5/28/20	33,955,000		33,951,537
0.065%, due 5/12/20	1,345,000		1,344,959
0.081%, due 5/14/20	2,775,000		2,774,960
0.081%, due 6/16/20	132,639,000		132,618,522
0.083%, due 6/2/20	196,217,000		196,189,538
0.084%, due 6/9/20	221,136,000		221,119,230
0.086%, due 5/21/20	29,594,000		29,591,863
0.097%, due 6/11/20	52,765,000		52,759,561
0.109%, due 8/6/20	69,141,000		69,121,998

Total Treasury Debt (Cost $739,472,168)			739,472,168

Total Investments (Amortized Cost $1,144,496,294)	100.0%		1,144,496,294
Other Assets, Less Liabilities	(0.0	) ‡	(64,719)
Net Assets	100.0%		$1,144,431,575
†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of April 30, 2020.

(b)	Interest rate shown represents yield to maturity.

The following abbreviations are used in the preceding pages:

LIBOR—London Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	3

Portfolio of Investments April 30, 2020 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2020, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Short-Term Investments
Government Agency Debt	$—	$405,024,126	$—	$405,024,126
Treasury Debt	—	739,472,168	—	739,472,168

Total Investments in Securities	$—	$1,144,496,294	$—	$1,144,496,294

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

4	MainStay U.S. Government Liquidity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2020 (Unaudited)

Assets
Investment in securities, at value (amortized cost $1,144,496,294)	$1,144,496,294
Cash	11,724
Receivables:
Interest	173,682
Other assets	7,314

Total assets	1,144,689,014

Liabilities
Payables:
Manager (See Note 3)	91,458
Professional fees	89,108
Shareholder communication	45,848
Trustees	17,204
Custodian	6,889
Accrued expenses	6,932

Total liabilities	257,439

Net assets	$1,144,431,575

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$1,144,300
Additional paid-in capital	1,143,155,323

1,144,299,623
Total distributable earnings (loss)	131,952

Net assets	$1,144,431,575

Shares of beneficial interest outstanding	1,144,299,623

Net asset value per share outstanding	$1.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	5

Statement of Operations for the six months ended April 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Interest	$5,953,928
Other	938

Total income	5,954,866

Expenses
Manager (See Note 3)	579,915
Professional fees	81,428
Shareholder communication	27,848
Trustees	13,459
Custodian	6,944
Miscellaneous	13,263

Total expenses before waiver/reimbursement	722,857
Expense waiver/reimbursement from Manager (See Note 3)	(8,776)

Net expenses	714,081

Net investment income (loss)	5,240,785

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	84,071

Net increase (decrease) in net assets resulting from operations	$5,324,856

6	MainStay U.S. Government Liquidity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2020 (Unaudited) and the year ended October 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,240,785	$17,272,420
Net realized gain (loss) on investments	84,071	48,302

Net increase (decrease) in net assets resulting from operations	5,324,856	17,320,722

Distributions to shareholders	(5,242,713)	(17,275,236)

Capital share transactions:
Net proceeds from sale of shares	7,504,777,491	13,143,762,458
Net asset value of shares issued to shareholders in reinvestment of distributions	5,242,713	17,274,052
Cost of shares redeemed	(7,280,147,682)	(13,115,048,854)

Increase (decrease) in net assets derived from capital share transactions	229,872,522	45,987,656

Net increase (decrease) in net assets	229,954,665	46,033,142

Net Assets
Beginning of period	914,476,910	868,443,768

End of period	$1,144,431,575	$914,476,910

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Financial Highlights selected per share data and ratios

Class I	Six months ended April 30, 2020*		Year ended October 31, 2019	July 2, 2018^ through October 31, 2018

Net asset value at beginning of period	$1.00		$1.00	$1.00

Net investment income (loss)	0.01		0.02	0.01

Less distributions:

From net investment income	(0.01)		(0.02)	(0.01)

Net asset value at end of period	$1.00		$1.00	$1.00

Total investment return (a)	0.54%		2.14%	0.61%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.08	% ††	2.11%	1.82	% ††

Net expenses	0.15	% ††	0.15%	0.15	% ††

Expenses (before waiver/reimbursement)	0.15	% ††	0.15%	0.16	% ††

Net assets at end of period (in 000’s)	$1,144,432		$914,477	$868,444

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

8	MainStay U.S. Government Liquidity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-one funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay U.S. Government Liquidity Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers one class of shares. Class I shares commenced operations on July 2, 2018. Shares of the Fund are offered and are redeemed at a price equal to their net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Fund’s shares.

The Fund’s investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Valuation of Shares.  You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share by using the amortized cost method of valuation, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

(B)  Securities Valuation.  Securities are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security.

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the

Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

9

Notes to Financial Statements (Unaudited) (continued)

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2020, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models and option adjusted spread pricing. During the six-month period ended April 30, 2020, there were no material changes to the fair value methodologies.

Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of April 30, 2020, there were no securities held by the Fund that were fair valued in such a manner.

(C)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (since inception) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

10	MainStay U.S. Government Liquidity Fund

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest rate for short-term investments.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Securities Risk.  The ability of issuers of debt securities, including the U.S. Government, held by the fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. The Fund’s investments may include securities such as variable rate notes and floaters. If expectations about changes in interest rates, or assessments of an issuer’s credit worthiness or market conditions are incorrect, investments in these types of securities could lose money for the Fund

(H)  LIBOR Replacement Risk.  The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments.

Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to a Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. NYL Investors LLC (“NYL Investors” or the ‘‘Subadvisor’’), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

11

Notes to Financial Statements (Unaudited) (continued)

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.12% of average daily net assets of the Fund.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.15% of the Fund’s average daily net assets. This agreement will remain in effect until February 28, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the six-month period ended April 30, 2020, New York Life Investments earned fees from the Fund in the amount of $579,915 and paid the Subadvisor in the amount of $289,957.

State Street Bank and Trust Company (“State Street”) provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAV of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAV, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. As of April 30, 2020, the Fund did not record any transfer agent expenses.

Note 4–Federal Income Tax

The amortized cost also represents the aggregate cost for federal income tax purposes.

During the year ended October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019

Distributions paid from:
Ordinary Income	$17,275,236

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Capital Share Transactions

Transactions in capital shares for the six-month period ended April 30, 2020 and the year ended October 31, 2019, were as follows:

Six-month period ended April 30, 2020:

Shares sold	7,504,777,491
Shares issued to shareholders in reinvestment of distributions	5,242,713
Shares redeemed	(7,280,147,682)

Net increase (decrease)	229,872,522

Year ended October 31, 2019:

Shares sold	13,143,762,458
Shares issued to shareholders in reinvestment of distributions	17,274,052
Shares redeemed	(13,115,048,854)

Net increase (decrease)	45,987,656

12	MainStay U.S. Government Liquidity Fund

Note 7–Recent Accounting Pronouncements

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of April 30, 2020. The Manager is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

Note 8–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2020, events and transactions subsequent to April 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 9–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19 is uncertain and could adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

13

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay U.S. Government Liquidity Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-11, 2019 in-person meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.

In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and NYL Investors in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between October 2019 and December 2019, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by New York Life Investments. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or NYL Investors that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and NYL Investors in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and NYL Investors personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions, sales and marketing activity and non-advisory services provided to the Fund by

New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2019 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements.

In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and NYL Investors; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or NYL Investors. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by New York Life Investments. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

14	MainStay U.S. Government Liquidity Fund

The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and NYL Investors. The Board’s conclusions with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and NYL Investors resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 10-11, 2019 in-person meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval.

Nature, Extent and Quality of Services Provided by New York Life Investments and NYL Investors

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities under this structure, including evaluating the performance of NYL Investors, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions.

The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of NYL Investors and ongoing analysis of, and interactions with, NYL Investors with respect to, among other things, the Fund’s investment performance and risks as well as NYL Investors’ investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.

The Board also examined the nature, extent and quality of the investment advisory services that NYL Investors provides to the Fund. The Board evaluated NYL Investors’ experience in serving as subadvisor to the Fund and advising other portfolios and NYL Investors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors, and New York Life Investments’ and NYL Investors’ overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that each of New York Life Investments and NYL Investors believes its compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by NYL Investors. The Board reviewed NYL Investors’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

15

Board Consideration and Approval of Management Agreement and

Subsidiary Agreement (Unaudited) (continued)

Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, recognizing that the Fund had not been in operation for a sufficient time period to establish a long-term investment performance track record. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by New York Life Investments showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to NYL Investors as well as discussions between the Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or NYL Investors had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and NYL Investors

The Board considered information provided by New York Life Investments and NYL Investors with respect to the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and NYL Investors and profits realized by New York Life Investments and its affiliates, including NYL Investors, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and NYL Investors and acknowledged that New York Life Investments and NYL Investors must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and NYL Investors to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent third-party consultant to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable. The Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis.

16	MainStay U.S. Government Liquidity Fund

The Board also considered certain fall-out benefits that may be realized by New York Life Investments and NYL Investors and their affiliates due to their relationships with the Fund, including reputational and other indirect benefits, as well as additional revenue that may be generated as a result of other funds in the MainStay Group of Funds choosing to invest uninvested cash in the Fund rather than unaffiliated investment options.

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to NYL Investors is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by New York Life Investments on the fees and expenses charged by similar mutual funds managed by other investment advisers, including New York Life Investments’ previous statement that some similar funds managed by other investment advisers are not charged a management fee. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.

Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

17

Discussion of the Operation and Effectiveness of the Fund’s Liquidity Risk Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund’s liquidity risk. The Board of Trustees of MainStay Funds Trust (the “Board”) designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments and (iii) the Fund’s investment strategy continues to be appropriate for an open-end fund.

In accordance with the Program, the Fund’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator’s liquidity classification determinations are made by taking into account the Fund’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

18	MainStay U.S. Government Liquidity Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available free of charge upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file a Form N-MFP every month disclosing its portfolio holdings. The Fund’s Form N-MFP is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company.

19

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)      Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)      There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY FUNDS TRUST

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis President and Principal Executive Officer

Date:	July 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis President and Principal Executive Officer

Date:	July 8, 2020

By:	/s/ Jack R. Benintende
Jack R. Benintende Treasurer and Principal Financial and Accounting Officer

Date:	July 8, 2020

EXHIBIT INDEX

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.